EXECUTION VERSION CONFIDENTIAL WEIL 97824360V.14 AGREEMENT AND PLAN OF MERGER AMONG COLUMBUS MCKINNON CORPORATION, DORNER MERGER SUB INC., PRECISION BLOCKER, INC., AND, PRECISION TOPCO LP (AS REPRESENTATIVE OF THE COMPANY EQUITYHOLDERS) MARCH 1, 2021

TABLE OF CONTENTS Page No. i WEIL 97824360V.14 ARTICLE I DEFINITIONS ...................................................................................................................................1 1.1 Definitions ..........................................................................................................................................1 1.2 Interpretation ....................................................................................................................................16 ARTICLE II THE MERGER ................................................................................................................................17 2.1 The Merger .......................................................................................................................................17 2.2 Effective Time..................................................................................................................................17 2.3 Effect of the Merger .........................................................................................................................17 2.4 Certificate of Incorporation and Bylaws of the Surviving Company...............................................17 2.5 Managers and Officers .....................................................................................................................18 ARTICLE III MERGER CONSIDERATION; CONVERSION OF SECURITIES ..............................................18 3.1 Calculation and Payment of the Merger Consideration ...................................................................18 3.2 Effect of the Merger on Capital Stock .............................................................................................20 3.3 Post-Closing Adjustments ................................................................................................................22 3.4 Withholding Rights ..........................................................................................................................25 3.5 Payments Administrator ...................................................................................................................25 ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE GROUP COMPANIES ..........................26 4.1 Organization, Qualification, Power and Authority ..........................................................................26 4.2 Authorization; Enforceability...........................................................................................................26 4.3 Capitalization ...................................................................................................................................27 4.4 Non-contravention............................................................................................................................27 4.5 Financial Statements ........................................................................................................................28 4.6 Subsequent Events............................................................................................................................28 4.7 Legal Compliance ............................................................................................................................29 4.8 Tax Matters ......................................................................................................................................29 4.9 Real Property....................................................................................................................................30 4.10 Personal Property; Condition and Sufficiency of Assets .................................................................32 4.11 Intellectual Property .........................................................................................................................32 4.12 Data Privacy .....................................................................................................................................33 4.13 Contracts...........................................................................................................................................35 4.14 Litigation ..........................................................................................................................................37 4.15 Employee Benefits ...........................................................................................................................37 4.16 Environmental Matters .....................................................................................................................38 4.17 Labor Matters ...................................................................................................................................39 4.18 Insurance Policies.............................................................................................................................40 4.19 Affiliate Transactions .......................................................................................................................40 4.20 Top Customers .................................................................................................................................40 4.21 Top Suppliers ...................................................................................................................................41

TABLE OF CONTENTS (cont’d) Page No. ii WEIL 97824360V.14 4.22 Products Warranty............................................................................................................................41 4.23 Anti-Bribery and Anti-Money Laundering ......................................................................................41 4.24 International Trade Matters ..............................................................................................................42 4.25 Accounts and Notes Payable ............................................................................................................42 4.26 Accounts and Notes Receivable .......................................................................................................42 4.27 Powers of Attorney...........................................................................................................................43 4.28 Brokers’ Fees....................................................................................................................................43 4.29 No Other Representations and Warranties .......................................................................................43 ARTICLE V REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB .....................43 5.1 Organization .....................................................................................................................................43 5.2 Ownership; No Prior Activities........................................................................................................44 5.3 Authorization; Enforceability...........................................................................................................44 5.4 Non-contravention............................................................................................................................44 5.5 Brokers’ Fees....................................................................................................................................45 5.6 Litigation ..........................................................................................................................................45 5.7 Financing..........................................................................................................................................45 5.8 Solvency of the Surviving Company ...............................................................................................46 5.9 Investment Representation; Investigation ........................................................................................46 5.10 Condition of the Business ................................................................................................................47 ARTICLE VI PRE CLOSING COVENANTS OF THE COMPANY ...................................................................47 6.1 Conduct of Business.........................................................................................................................47 6.2 Filings; Consents; Etc.......................................................................................................................49 6.3 Publicity ...........................................................................................................................................50 6.4 Access...............................................................................................................................................50 6.5 Sensitive Information .......................................................................................................................50 6.6 Requisite Stockholder Approvals.....................................................................................................50 6.7 R&W Insurance Policy.....................................................................................................................51 6.8 280G .................................................................................................................................................51 6.9 Supplemental Information................................................................................................................52 6.10 Financing Cooperation .....................................................................................................................52 6.11 Exclusivity........................................................................................................................................55 6.12 Amazon Waiver................................................................................................................................55 ARTICLE VII COVENANTS OF PARENT AND MERGER SUB.......................................................................56 7.1 Filings; Consents; Etc.......................................................................................................................56 7.2 Publicity ...........................................................................................................................................57 7.3 Financing..........................................................................................................................................57 7.4 Joinder Agreement. ..........................................................................................................................59

TABLE OF CONTENTS (cont’d) Page No. iii WEIL 97824360V.14 ARTICLE VIII CONDITIONS PRECEDENT TO THE CLOSING........................................................................59 8.1 Conditions Precedent to Each Party’s Obligations ..........................................................................59 8.2 Conditions Precedent to Obligations of Parent and Merger Sub .....................................................60 8.3 Conditions Precedent to Obligations of the Company .....................................................................60 ARTICLE IX CLOSING.........................................................................................................................................61 9.1 Deliveries by the Company ..............................................................................................................61 9.2 Deliveries by Parent and Merger Sub ..............................................................................................62 ARTICLE X POST CLOSING COVENANTS.....................................................................................................62 10.1 Tax Matters ......................................................................................................................................62 10.2 Director and Officer Liability and Indemnification .........................................................................64 10.3 Employee Matters ............................................................................................................................65 10.4 Certain Consents ..............................................................................................................................66 10.5 Release .............................................................................................................................................66 10.6 Confidentiality..................................................................................................................................67 ARTICLE XI TERMINATION ..............................................................................................................................67 11.1 Termination of Agreement ...............................................................................................................67 11.2 Effect of Termination .......................................................................................................................69 ARTICLE XII MISCELLANEOUS.........................................................................................................................70 12.1 Expenses...........................................................................................................................................70 12.2 No Third Party Beneficiaries............................................................................................................70 12.3 Entire Agreement .............................................................................................................................71 12.4 Succession and Assignment .............................................................................................................71 12.5 Counterparts .....................................................................................................................................71 12.6 Headings...........................................................................................................................................71 12.7 Notices..............................................................................................................................................71 12.8 Governing Law; Waiver of Jury Trial..............................................................................................72 12.9 Survival ............................................................................................................................................73 12.10 Amendments and Waivers ...............................................................................................................75 12.11 Severability.......................................................................................................................................75 12.12 Construction; Disclosure ..................................................................................................................75 12.13 Incorporation of Exhibits and Schedules .........................................................................................75 12.14 Specific Performance .......................................................................................................................75 12.15 Company Representative..................................................................................................................76 12.16 Representation of the Representative, the Company Equityholders and Affiliates .........................79 12.17 Non-Recourse...................................................................................................................................79

TABLE OF CONTENTS (cont’d) Page No. iv WEIL 97824360V.14 EXHIBITS Exhibit A-1 – Accounting Principles Exhibit A-2 – Working Capital Schedule Exhibit B – Form of Escrow Agreement Exhibit C – Letter of Transmittal Exhibit D – Form of Amended and Restated Certificate of Incorporation Exhibit E – Form of Certificate of Merger Exhibit F – Form of Payments Agreement SCHEDULES Disclosure Schedules

WEIL 97824360V.14 AGREEMENT AND PLAN OF MERGER This AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made and entered into as of March 1, 2021 by and among (i) Columbus McKinnon Corporation, a New York corporation (“Parent”), (ii) following the execution and delivery of a Joinder Agreement (as defined below), Dorner Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), Precision Blocker Inc., a Delaware corporation (the “Company”), and Precision TopCo LP, a Delaware limited partnership (the “Representative”). RECITALS WHEREAS, it is proposed that, subject to the terms and conditions herein, Parent will directly or indirectly acquire all of the issued and outstanding shares of Company Common Stock (collectively, the “Acquisition”); WHEREAS, within one (1) Business Day following the date hereof, Parent shall form Merger Sub; WHEREAS, in order to effect the Acquisition, it is proposed that on the Closing Date, Merger Sub shall, in accordance with the General Corporation Law of the State of Delaware (the “DGCL”), merge with and into the Company, with the Company continuing as the surviving corporation (the “Merger”) on the terms and subject to the conditions set forth in this Agreement; WHEREAS, the respective boards of directors of Parent and the Company have (a) approved the execution and delivery of, and their respective performance under, this Agreement and (b) resolved that the transactions contemplated by this Agreement (including the Acquisition and the consummation of the Merger upon the terms and subject to the conditions set forth in this Agreement and in accordance with the relevant provisions of the DGCL) are advisable and in the best interests of their respective equityholders; and WHEREAS, to induce the other parties hereto to enter into this Agreement and consummate the transactions contemplated hereby, the parties to this Agreement desire to make certain representations, warranties, covenants and other agreements in connection with the Merger. NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows: ARTICLE I DEFINITIONS 1.1 Definitions. As used herein, the following terms shall have the meanings ascribed to them in this Section 1.1. “Accounting Firm” has the meaning set forth in Section 3.3(b) below. “Accounting Principles” means the accounting methods, assumptions, policies, principles, practices and procedures set forth in Exhibit A-1.

2 WEIL 97824360V.14 “Accounts Receivables” has the meaning set forth in Section 4.26(a) below. “Acquisition” has the meaning set forth in the recitals above. “Acquisition Proposal” means any offer or proposal concerning any (i) merger, consolidation, business combination or similar transaction involving the Company or its Subsidiaries, (ii) liquidation, dissolution or recapitalization or similar transaction involving the Company or its Subsidiaries, (iii) sale, lease or other disposition directly or indirectly by merger, consolidation, business combination, share exchange, joint venture, or otherwise of assets of the Company or its Subsidiaries representing a material portion of the consolidated assets of the Company and its Subsidiaries, (iv) issuance, sale, or other disposition of (including by way of merger, consolidation, business combination, share exchange, joint venture or any similar transaction) securities (or options, rights or warrants to purchase, or securities convertible into or exchangeable for, such securities) representing a material portion of the voting power of the Company and its Subsidiaries, (v) transaction in which any Person shall acquire beneficial ownership, or the right to acquire beneficial ownership or any group shall have been formed which beneficially owns or has the right to acquire beneficial ownership of a material portion of the outstanding voting equity securities of the Company and its Subsidiaries or (vi) any combination of the foregoing (other than the transactions contemplated hereby). “Additional Merger Consideration” means, as of any date of determination, without duplication, the sum of: (a) the portion of the Escrow Amount paid or payable to the Company Equityholders pursuant to this Agreement, the Consideration Schedule and the Escrow Agreement, plus (b) any consideration paid or payable to the Company Equityholders pursuant to Section 3.3(c), plus (c) the Pre-Closing Tax Refunds payable to the Company Equityholders pursuant to Section 10.1(a)(iv), plus (d) any portion of the Representative Holdback Amount to be distributed to the Company Equityholders following the Closing pursuant to Section 12.15(c), plus (e) any other consideration paid or payable to the Company Equityholders pursuant to this Agreement (other than the Closing Merger Consideration), in each case, in accordance with their respective Allocable Portions as set forth on the Consideration Schedule. “Additional Option Consideration” shall mean the aggregate Option Consideration (if any) payable following the Closing to the Company Optionholders, which represents the Company Optionholders’ aggregate Allocable Portion of the Additional Merger Consideration. “Adjustment Notice Date” has the meaning set forth in Section 3.3(a) below. “AECA” has the meaning set forth in Section 4.24(b) below. “Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such particular Person. For the purposes of this definition, “controlling,” “controlled” and “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, by contract or otherwise; provided that, except for purposes of Section 4.19, the term “Affiliate” shall exclude portfolio companies in which funds or vehicles advised by EQT Partners Inc. or any of its Affiliates hold an interest or investment (other than the Companies and their respective Subsidiaries). For the avoidance of doubt, (x) the term “Affiliate” used with respect to Parent shall include the Surviving Company and their respective Subsidiaries following the Effective Time and (y) the term “Affiliate” used with respect to the Company Equityholders shall include the Group Companies prior to the Effective Time. “Aggregate Exercise Price” means the aggregate exercise price of all vested Company Options that are outstanding and unexercised as of immediately prior to the Effective Time.

3 WEIL 97824360V.14 “Agreement” has the meaning set forth in the introductory paragraph above. “Allocable Portion” means, for any Person, the percentage of the Merger Consideration and Additional Merger Consideration (if any) to which such Person may be entitled, as set forth on the Consideration Schedule. “Alternative Financing” has the meaning set forth in Section 7.3(d) below. “Amazon” means Amazon Robotics LLC. “Amazon Product Schedule” means Product Schedule No. 1, which forms part of that certain Master Services Agreement, each dated as of June 20, 2019, by and between Dorner Manufacturing and Amazon. “Amazon ROFO” means the provisions, terms and conditions set forth in Section 11 of the Amazon Product Schedule. “Amazon Waiver” has the meaning in Section 8.1(c). “Amazon Waiver Deadline” has the meaning in Section 6.12. “Ancillary Transaction Documents” means the Confidentiality Agreement, the Letters of Transmittal, the Escrow Agreement and the Payments Agreement. “Annual Financial Statements” has the meaning set forth in Section 4.5(a)(i) below. “Anti-Bribery Laws” means (i) the U.S. Foreign Corrupt Practices Act of 1977, and (ii) any other anti-bribery and anti-corruption Laws applicable to the Group Companies or their operations from time to time, in each case as amended from time to time. “Anti-Money Laundering Laws” means all Laws relating to money laundering, terrorist financing, or the proceeds of criminal activity applicable to the Group Companies or their operations from time to time, in each case as amended from time to time. “Antitrust Laws” has the meaning set forth in Section 7.1(c) below. “Applicable Ownership Period” means the period from March 15, 2017 to the relevant date of determination. “Balance Sheet Date” has the meaning set forth in Section 4.5(a)(ii) below. “Business Day” means any day other than a Saturday or Sunday, or a day on which banking institutions in New York, New York are authorized or obligated by Law to close. “CAATSA” has the meaning set forth in Section 4.24(b) below. “CARES Act” means The Coronavirus Aid, Relief, and Economic Security Act, Pub.L. 116–136 (03/27/2020). “Cash on Hand” means, as of any given time of determination, all unrestricted cash, cash equivalents and marketable securities (including restricted cash, short-term investments and other liquid investments, amount held in escrow or otherwise held as deposits (including up to $4,000,000 of customer

4 WEIL 97824360V.14 deposits) or collateral), and the total amount of outstanding cash, checks, funds, drafts and wires received by or in transit to the Company, any of its Subsidiaries or its or their respective banks or merchant processors but not yet credited against the applicable account (and regardless of whether cleared) of the Group Companies, in each case, determined on a consolidated basis in accordance with the Accounting Principles. For the avoidance of doubt, Cash on Hand shall (a) be calculated net of all issued but uncleared checks and outbound wires not yet debited from any Group Company’s account, and (b) not include Current Assets. “CBP” has the meaning set forth in Section 4.24(a) below. “Certificate of Merger” has the meaning set forth in Section 2.2(b) below. “Closing” has the meaning set forth in Section 2.2(a) below. “Closing Cash on Hand” means the Cash on Hand as of 11:59 P.M. Eastern Time on the date immediately preceding the Closing Date, calculated in accordance with the Accounting Principles; provided, that Closing Cash on Hand shall be reduced by any amounts used to pay Transaction Expenses between 11:59pm EST on the day immediately prior to the Closing Date and the Closing. “Closing Date” has the meaning set forth in Section 2.2(a) below. “Closing Indebtedness” means the Indebtedness of the Group Companies as of 11:59 P.M. Eastern Time on the date immediately preceding the Closing Date, calculated in accordance with the Accounting Principles; provided, however, Tax Liability Amount shall be calculated as of the end of the day on the Closing Date. “Closing Merger Consideration” means the portion of the Merger Consideration payable at Closing to Company Equityholders in accordance with Section 3.1(c), calculated in accordance with the Accounting Principles and Section 3.1(a). “Closing Option Consideration” shall mean the aggregate Option Consideration payable at the Closing to the Company Optionholders, which represents the Company Optionholders’ aggregate Allocable Portion of the Closing Merger Consideration. “Closing Transaction Expenses” means the Transaction Expenses that are unpaid as of the Closing. “Closing Working Capital” means, as of 11:59 P.M. Eastern Time on the date immediately preceding the Closing Date, an amount equal to Current Assets minus Current Liabilities calculated including the same line items set out on the Working Capital Schedule attached hereto as Exhibit A-2, which the parties hereto acknowledge and agree represents an illustrative calculation of Closing Working Capital as of December 31, 2020, in each case, calculated in accordance with the Accounting Principles. “Closing Working Capital Target” means $14,000,000. “Code” means the Internal Revenue Code of 1986, as amended from time to time. “Company” has the meaning set forth in the introductory paragraph above. “Company Common Stock” means the common stock, par value $0.01 per share, of the Company.

5 WEIL 97824360V.14 “Company Equityholders” means the holders of Company Common Stock or Company Options, as listed on Schedule 1.1(b) hereto. “Company Intellectual Property” means all Intellectual Property owned or purported to be owned by the Group Companies. “Company IT Systems” means the Software, computer systems, servers, hardware, devices, networks, network equipment and databases that are used to process, store, maintain and operate data, information and functions used in connection with the business of the Group Companies as currently conducted. “Company Option Plan” means that certain Precision Blocker Inc. 2017 Equity Incentive Plan. “Company Optionholder” means any holder of Company Options. “Company Options” means all outstanding options to purchase shares of Company Common Stock, whether vested or unvested, granted pursuant to the Company Option Plan or pursuant to individual stock option agreements. “Company Shares” means the Company Common Stock. “Company Software” means the Software owned by the Group Companies. “Company’s Knowledge” means the actual knowledge, after reasonable inquiry, of Terry Schadeberg and Ron Vick. “Confidentiality Agreement” means that certain letter agreement dated October 20, 2020 by and between Dorner Holding Corp., a Delaware corporation, and Dorner Holding Corp. “Confidential Information” has the meaning set forth in Section 10.6. “Consideration Schedule” has the meaning set forth in Section 3.1(b) below. “Continuing Employee” means any individual employed by the Group Companies immediately prior to the Closing who continues his or her employment with the Surviving Company or its Subsidiaries following the Closing. “Contracts” has the meaning set forth in Section 4.13 below. “Current Assets” means the aggregate amount of the current assets of the Group Companies as of 11:59 P.M. Eastern Time on the date immediately preceding the Closing Date as set out on Exhibit A-2, but excluding Cash on Hand and deferred and income Tax assets and eliminating, for the avoidance of doubt, intercompany receivables, payables and indebtedness owing between the Group Companies. “Current Liabilities” means the aggregate amount of the current liabilities of the Group Companies as of 11:59 P.M. Eastern Time on the date immediately preceding the Closing Date as set out on Exhibit A-2, but excluding (i) Transaction Expenses, (ii) deferred and income Tax liabilities, (iii) Indebtedness, and (iv) intercompany receivables, payables and indebtedness owing between the Group Companies. “D&O Indemnified Person” has the meaning set forth in Section 10.2(b) below.

6 WEIL 97824360V.14 “Definitive Financing Agreements” has the meaning set forth in Section 7.3(b) below. “Designated Contacts” has the meaning set forth in Section 6.4 below. “DGCL” has the meaning set forth in the recitals above. “Disclosure Schedules” or “Schedules” has the meaning set forth in ARTICLE IV below. “Dispute Notice” has the meaning set forth in Section 3.3(b) below. “Dispute Period” has the meaning set forth in Section 3.3(b) below. “Dissenting Shares” has the meaning set forth in Section 3.2(d) below. “Dorner Manufacturing” means Dorner Manufacturing Corp. “Dual Representative” has the meaning set forth in Section 10.6. “EAR” has the meaning set forth in Section 4.24(b) below. “ECRA” has the meaning set forth in Section 4.24(b) below. “Effective Time” has the meaning set forth in Section 2.2(b) below. “Eligible Termination” has the meaning set forth in Section 11.2(b) below. “Employee Benefit Plan” means any (i) “employee benefit plan” (as such term is defined in ERISA § 3(3)) and (ii) other employment, individual consulting, equity, equity-based or cash incentive, bonus, severance, separation, termination, change-in-control, retention, transaction, deferred compensation, retirement, health and welfare, paid time off, or other employee benefit or compensatory plan, program, arrangement, or agreement, in each case of (i) and (ii), that is maintained or sponsored by a Group Company for the benefit of employees or independent contractors of such Group Company, to which a Group Company makes or is obligated to make contributions on behalf of employees of such Group Company, or with respect to which a Group Company has or may be reasonably expected to have any liability, provided, however, that the term “Employee Benefit Plan” shall exclude any statutory employee benefit plan required pursuant to applicable Law. “End Date” has the meaning set forth in Section 11.1(b)(i) below. “Enforceability Exceptions” has the meaning set forth in Section 4.2 below. “Environmental Laws” means all Laws concerning pollution or protection of the environment, natural resources, human health or safety as it relates to exposure to Hazardous Materials. “Environmental Permits” has the meaning set forth in Section 4.16(a) below. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended. “Escrow Account” has the meaning set forth in Section 3.1(c)(i) below. “Escrow Agent” has the meaning set forth in Section 3.1(c)(i) below.

7 WEIL 97824360V.14 “Escrow Agreement” has the meaning set forth in Section 3.1(c)(i) below. “Escrow Amount” means $4,000,000. “Estimated Closing Cash on Hand” has the meaning set forth in Section 3.1(b) below. “Estimated Closing Indebtedness” has the meaning set forth in Section 3.1(b) below. “Estimated Closing Merger Consideration” means the calculation of the Closing Merger Consideration based on the Estimated Statements. “Estimated Closing Option Consideration” means the calculation of the Closing Option Consideration based on the Estimated Statements. “Estimated Closing Transaction Expenses” has the meaning set forth in Section 3.1(b) below. “Estimated Closing Working Capital” has the meaning set forth in Section 3.1(b) below. “Estimated Statements” has the meaning set forth in Section 3.1(b) below. “Estimated Transaction Tax Benefits” has the meaning set forth in Section 3.1(b). “Excluded Shares” has the meaning set forth in Section 3.2(a)(ii). “Fee Letter” has the meaning set forth in Section 5.7(a) below. “Financial Statements” has the meaning set forth in Section 4.5(a)(ii) below. “Financing” has the meaning set forth in Section 5.7(a) below. “Financing Instruments” has the meaning set forth in Section 5.7(a) below. “Financing Sources” means each lender and each other Person (including each agent and arranger) that commits to provide the Financing (including any Alternative Financing), including any commitment letters, engagement letters, fee letters, credit agreements, loan agreements or indentures relating thereto, together with each Affiliate thereof and each officer, director, employee, partner, controlling person, advisor, attorney, agent and representative of each such Person or Affiliate and their respective successors and permitted assigns; provided, that in no event shall Parent, Merger Sub or any of their respective Affiliates constitute a “Financing Source” for any purpose hereunder. “Formation Date” means the date on which Merger Sub is formed and validly incorporated under the Laws of Delaware pursuant to Section 7.4. “Fraud” means a claim for Delaware common law fraud with an intent to deceive brought against a party hereto in respect of a representation contained in this Agreement, the Disclosure Schedules or any certificate delivered pursuant to Sections 8.2(c) or 8.3(c); provided, that at the time such representation was made (i) such representation was inaccurate, (ii) the party making such representation had actual knowledge (and not imputed or constructive knowledge) of, or was willfully blind to, the inaccuracy of such representation, (iii) such party had the intent to deceive another party hereto, and (iv) the other party acted in reliance on such inaccurate representation and suffered loss as a result of such

8 WEIL 97824360V.14 inaccuracy. For the avoidance of doubt, “Fraud” does not include any claim for equitable fraud, promissory fraud, unfair dealings fraud, or any torts (including a claim for fraud) based on negligence or recklessness. “Fully Diluted Common Number” shall equal (i) the aggregate number of shares of Company Common Stock issued and outstanding immediately prior to the Effective Time, plus (ii) the aggregate number of shares of Company Common Stock issuable upon the exercise in full of all Company Options that are outstanding and unexercised as of immediately prior to the Effective Time, less (iii) the aggregate number of Excluded Shares, if any. “GAAP” means United States generally accepted accounting principles. “GDPR” has the meaning set forth in the definition of Privacy Laws. “Goods” has the meaning set forth in Section 4.21(a) below. “Governing Documents” means, as applicable, (a) the certificate of incorporation; (b) the articles of incorporation; (c) the articles of organization; (d) any charter or similar document adopted or filed in connection with the creation, formation or organization of a Person; (e) the bylaws or any similar document adopted in connection with the creation, formation or organization of a Person; (f) the operating agreement or limited liability company agreement of a limited liability company; and (g) any amendment to any of the foregoing. “Governmental Authority” means any transnational, domestic or foreign federal, state, provincial, local, county or municipal governmental, regulatory or administrative authority, department, commission, board, bureau, court, agency or official (including any court, tribunal or arbitral body) and any political subdivision thereof. “Group Companies” means the Company and its Subsidiaries. “Hazardous Materials” means any materials, substances, or wastes, regardless of physical form or concentration, that could give rise to liability under or that are identified, defined, restricted, listed, or regulated under any Environmental Law as hazardous, toxic, radioactive, corrosive or a pollutant or a contaminant, including but not limited to polychlorinated biphenyls, petroleum or petroleum products or breakdown products, asbestos, toxic mold, and per- and polyfluoroalkyl substances. “HIPAA” has the meaning set forth in the definition of Privacy Laws. “HSR Act” means the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended. “HSR Fees” means all of the filing fees required to be paid to any Governmental Authority by the Company and/or Parent pursuant to the HSR Act and other Antitrust Laws in connection with obtaining any consents or approvals from any Governmental Authority, in any such instance, with respect to the transactions contemplated by this Agreement. “Indebtedness” means, without duplication, (i) any liability in respect of borrowed money or evidenced by bonds, notes, or letters of credit, surety bonds, bankers’ acceptances or similar facilities (in each case, to the extent drawn), debentures or similar instruments, (ii) any liability representing the balance deferred and unpaid of the purchase price of any property, (iii) any liability in respect of guaranties, direct or indirect, of all or any part of any Indebtedness of any Person, (iv) any liability in respect of interest, fees, prepayment premiums, penalties and other fees and expenses owed with respect to the Indebtedness referred to above assuming the repayment in full of such Indebtedness as of such time, (v) the Tax Liability Amount,

9 WEIL 97824360V.14 (vi) all obligations of such Person for payment of deferred purchase price in connection with prior acquisitions, including any amounts in respect of the “earn-out” or other contingent payment obligation in connection therewith, (vii) any accrued and unpaid severance, bonuses or commissions that are related to the pre-Closing period, and all employment Taxes related thereto, (viii) declared, but unpaid, dividends or distributions of the Group Companies, (ix) any interest owed with respect to any Indebtedness and prepayment penalties, premiums, breakage costs or fees related thereto, (x) the cost of terminating any interest rate swap, forward contract, currency or other hedging arrangements, (xi) liabilities relating to leases classified as capital leases or financial leases in the Financial Statements or in accordance with GAAP, (xii) any amount of payroll Taxes that has been deferred by any of the Group Companies as permitted under the CARES Act that otherwise would have been required to be withheld and paid, and (xiii) all obligations of the type referred to in clauses (i) through (xii) above of other persons secured by any Lien on any property or asset of the Company or any of its Subsidiaries, whether or not such obligation is assumed by the Company or any of its Subsidiaries. Notwithstanding the foregoing, Indebtedness does not include any liabilities in respect of (A) any operating lease obligations (excluding any capital lease obligations), (B) any undrawn letters of credit, performance bonds, and bankers acceptances, (C) indemnities and similar obligations entered into in the ordinary course of business, (D) any Current Liabilities, (E) except as set forth above, deferred Tax liabilities, or (F) any Transaction Expenses. “Indebtedness Payoff Amounts” means the amounts indicated in the Payoff Letters delivered pursuant to Section 9.1(g). “Insurance Policies” has the meaning set forth in Section 4.18 below. “Intellectual Property” means all intellectual property, however denominated, throughout the world, including all intellectual property rights arising out of the following: (a) patents and patent applications, (b) trademarks, service marks, trade names, trade dress, brands, slogans, logos and other indicia of origin, and domain names, uniform resource locators and social media accounts and handles, together with the goodwill associated with the foregoing, (c) copyrights, including copyrights in Software, designs, and works, (d) proprietary information, trade secrets, confidential information, know-how, databases, customer and partner lists, lists of sales prospects, business plans, marketing plans, processes, techniques, modifications, improvements, models, drawings, graphics, sketches, schematics and research and development, (e) inventions, discoveries, concepts and ideas (whether patentable or unpatentable) and (f) registrations and applications for registration, common law rights, statutory rights and contractual rights in any of the foregoing. “Interim Financial Statements” has the meaning set forth in Section 4.5(a)(ii) below. “IOR” has the meaning set forth in Section 4.24(a) below. “IP Agreements” has the meaning set forth in Section 4.13(g) below. “ITAR” has the meaning set forth in Section 4.24(b) below. “Joinder Agreement” means a joinder agreement, in form and substance reasonably acceptable to the Company, to be executed and delivered by Merger Sub pursuant to Section 7.4. “Joinder Agreement Effective Date” means the date on which the Joinder Agreement is executed and delivered by Merger Sub pursuant to Section 7.4.

10 WEIL 97824360V.14 “Law” means any domestic or foreign law, statute, regulation, rule (including rules of common law), code, Order, ordinance or other legally enforceable action or requirement enacted, adopted or promulgated by any Governmental Authority. “Leased Real Property” means the real property leased, subleased, licensed to a Group Company or used in the business conducted by any Group Company as of the date hereof, excluding, for the avoidance of any doubt, any Owned Real Property. “Leases” means all leases, subleases, licenses or other agreements, including all amendments, extensions, renewals and guaranties with respect thereto, pursuant to which a Group Company occupies or uses any Leased Real Property. “Legal Proceeding” means any judicial, administrative or arbitral action, suit, charge, claim, hearing, audit, or proceeding (public or private) by or before a Governmental Authority. “Letter of Transmittal” has the meaning set forth in Section 3.2(f) below. “Liability” means any and all debts, liabilities and obligations of any kind or nature, whether direct or indirect, accrued or fixed, absolute or contingent, matured or unmatured, determined or determinable, liquidated or unliquidated, or due or to become due whether in contract, tort, strict liability or otherwise. “Lien” means any lien, encumbrance, charge, claim, community property interest, equitable interest, financing statement, security interest, option, pledge, mortgage, easement, encroachment, right of way, right of first refusal, deed of trust, hypothecation or restriction on transfer of title or voting, whether imposed by Contract, Law, equity or otherwise, except for any restrictions on transfer generally arising under any applicable federal or state securities Laws. “Material Adverse Effect” means a change, event, development or circumstance, the effect of which is or would reasonably be expected to become, individually or in the aggregate, materially adverse to the business, assets, results of operations, earnings or condition (financial or otherwise) of the Group Companies taken as a whole; provided, however, that Material Adverse Effect shall not include any change, event or development resulting from, relating to or arising out of: (i) general business or economic conditions, including changes in (x) financial or credit market conditions anywhere in the world, (y) interest rates or currency exchange rates or (z) trade agreements, tariffs, anti-dumping actions, or other trade actions; (ii) conditions generally affecting any of the industries in which any Group Company operates; (iii) acts of God or other calamities, national or international political or social actions or conditions, including (A) the results of any election, (B) the engagement by any country or foreign organization in hostilities (or the escalation thereof), whether commenced before or after the date hereof, and whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack and (C) any public health emergency, widespread occurrences of infectious diseases, epidemic, pandemic or disease outbreak, or changes in actual or threatened pandemics (including COVID-19, SARS-CoV-2 virus or any mutation or variation thereof or related health condition), or any Governmental Authority or public health authority’s response to any actual epidemics or pandemics (including any government mandated shutdown, restrictions on travel or requirement to shelter at home); (iv) changes in Law or in GAAP or interpretations thereof; (v) failure of any Group Company to meet sales, earnings, budgets, plans, forecasts or other financial or non-financial projections or estimates (provided, any change, event, or development underlying such failure may be taken into account if not otherwise excluded under the other subclauses of this definition) (but in each case, including the underlying causes of any of the foregoing); (vi) the execution, announcement, performance or pendency of, or the taking of any actions contemplated by this Agreement or the agreements or transactions contemplated hereby; or (vii) compliance by any Group Company with

11 WEIL 97824360V.14 the terms of this Agreement or the breach of this Agreement by Parent or Merger Sub; except in the case of clauses (i), (ii), (iii) and (iv) to the extent the Group Companies are materially and disproportionately adversely affected thereby as compared to other companies in the industries in which the Group Companies operate (and then only to the extent of such material and disproportionate impact). “Material Contracts” has the meaning set forth in Section 4.12 below. “Material Permits” has the meaning set forth in Section 4.7 below. “Merger” has the meaning set forth in the recitals above. “Merger Consideration” has the meaning set forth in Section 3.1(a) below. “Merger Sub” has the meaning set forth in the introductory paragraph above. “New Commitment Letters” has the meaning set forth in Section 7.3(d) below. “Non-Party Affiliates” has the meaning set forth in Section 12.17 below. “Offer Notice” has the meaning set forth in the Amazon Product Schedule. “Open Source” means any Software that is, or that contains or is derived in any manner (in whole or in part) from any Software that is, distributed as free software, open source software, copyleft software, “freeware” or “shareware” or under similar licensing or distribution models, including, without limitation, any Software licensed under the GNU General Public License, the GNU Library General Public License, the GNU Lesser General Public License, the Affero General Public License, the Mozilla Public License, the Common Development and Distribution License, the Eclipse Public License or any Creative Commons “sharealike” license. “Option Consideration” has the meaning set forth in Section 3.2(c) below. “Order” means any order, judgment, injunction, award, ruling, decree or writ adopted or imposed by, including any consent decree, arbitration award, settlement agreement or similar written agreement with, any Governmental Authority. “ordinary course of business” means any action taken by any Group Company in the ordinary course of business and shall include such actions taken or omitted to be taken by any Group Company that are reasonable in light of the then-current operating conditions and developments in response or in connection with the COVID-19 or SARS-CoV-2 virus (or any mutation or variation thereof or related health condition), its impact on economic conditions or actions taken by any Governmental Authority in response thereto. “Owned Real Property” means all land, together with all buildings, structures, improvements and fixtures located thereon, and all easements and other rights and interests appurtenant thereto, owned by the Group Companies in connection with the business. “Parent” has the meaning set forth in the introductory paragraph above. “Parent Arrangements” has the meaning set forth in Section 6.8 below. “Parent Benefit Plan” has the meaning set forth in Section 10.3(b) below.

12 WEIL 97824360V.14 “Parent Released Parties” has the meaning set forth in Section 10.5. “Party” or “Parties” means the Company, the Representative, Merger Sub and Parent. “Payments Administrator” means Acquiom Financial LLC. “Payments Agreement” means that certain payments administration agreement, dated as of the date hereof, by and among Parent, the Representative, and the Payments Administrator, providing for the payment of certain funds in accordance with the terms thereof, substantially in the form of Exhibit F hereto. “Payoff Letters” has the meaning set forth in Section 9.1(e) below. “PCI Requirements” has the meaning set forth in Section 4.12(a) below. “Per Share Merger Consideration” means a dollar amount equal to (i) the sum of (A) the Closing Merger Consideration, plus (B) the Additional Merger Consideration (if any), plus (C) the Aggregate Exercise Price, divided by (ii) the Fully Diluted Common Number. “Permitted Liens” means each of the following: (i) Liens incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government Contracts, performance and return of money bonds and similar obligations; (ii) mechanics’, carriers’, workers’, repairers’, materialmen’s, warehousemen’s and other similar Liens which have arisen in the ordinary course of business consistent with past practice or amounts that are not delinquent and which are not, individually or in the aggregate material to the business of the Group Companies, taken as a whole; (iii) zoning ordinances imposed upon the Leased Real Property which are not materially violated by the current use and operation of the Leased Real Property; (iv) Liens for Taxes not yet due and payable or that are being contested in good faith and for which adequate reserves have been established in accordance with GAAP; (v) easements, rights of way, and other similar encumbrances affecting the Owned Real Property and the Leased Real Property which will not materially adversely impair the occupancy or use of the Owned Real Property or the Leased Real Property for the purposes for which it is currently used or proposed to be used in connection with the business of the Group Companies, taken as a whole; (vi) licenses of material Intellectual Property; (vii) any restriction on transfer arising under applicable securities law or under the Governing Documents of the Group Companies, as applicable; and (viii) other than with respect to the Owned Real Property, Liens arising under conditional sales contracts and equipment leases with third parties entered into in the ordinary course of business consistent with past practice which will not materially, adversely impair the occupancy or use of the Leased Real Property for the purpose of which it is currently used or proposed to be used in connection with the business of the Group Companies. “Person” means an individual, a sole proprietorship, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, estate, trust, any other entity or any Governmental Authority. “Personal Information” means, in addition to any definition for ‘personal information’ or any similar term (e.g., “personal data” or “personally identifiable information” or “PII” or “protected health information”) provided by applicable Law, all information that identifies an individual person. “Post-Closing Tax Period” means any taxable period (or portion thereof) beginning after the Closing Date.

13 WEIL 97824360V.14 “Pre-Closing Tax Period” means any taxable period ending on or before the Closing Date, and, in the case of any Straddle Period, the portion of such period ending on the Closing Date. “Pre-Closing Tax Refund” has the meaning set forth in Section 10.1(a)(v). “Present Fair Salable Value” has the meaning set forth in Section 5.8 below. “Principal Seller” means Precision TopCo LP, a Delaware limited partnership, in its capacity as a Company Equityholder. “Privacy Agreements” has the meaning set forth in Section 4.12(a) below. “Privacy and Data Security Policies” has the meaning set forth in Section 4.12(b) below. “Privacy Laws” means, in each case, to the extent applicable to a Group Company or the Group Companies, (i) any Law pertaining to the collection, use, disclosure, transfer, protection, processing, or security of Personal Information, and, includes, without limitation, to the extent applicable, the European Union General Data Protection Regulation (EU) 2016/679 of the European Parliament and of the Council (“GDPR”) and any European Union member state law implementing said regulation, the GDPR as transposed into United Kingdom national law by operation of Section 3 of the European Union (Withdrawal) Act 2018, and as amended by the Data Protection, Privacy and Electronic Communications (Addendums etc.) (EU Exit) Regulations 2019, together with the Data Protection Act 2018, the Data Protection, Privacy and Electronic Communications (Addendums etc.) (EU Exit) Regulations 2019, the Health Insurance Portability and Accountability Act of 1996, Title II, Subtitle F, Sections 261-264, Public Law 104-191, including the Health Information Technology for Economic and Clinical Health Act and all regulations promulgated thereunder (collectively “HIPAA”), and the California Consumer Privacy Act of 2018, in each case, as amended and including any rules or regulations implemented thereunder; (ii) any state, federal, or international law pertaining to unauthorized access, acquisition, or destruction of Personal Information, or other security incident involving Personal Information; (iii) the U.S. Telephone Consumer Protection Act and any state, federal, or international law pertaining to marketing and advertising using Personal Information; and (iv) any self-regulatory guidelines to which a Group Company is a party. “R&W Insurance Policy” has the meaning set forth in Section 6.7 below. “Real Property” has the meaning set forth in Section 4.9(b) below. “Representative” has the meaning set forth in the introductory paragraph above. “Representative Holdback Amount” means an amount equal to $300,000. “Representative Losses” has the meaning set forth in Section 12.15(e)(ii). “Required Amount” has the meaning set forth in Section 5.7(c) below. “Requisite Stockholder Approvals” means, collectively, the affirmative vote or consent of a majority in interest of the outstanding Company Shares, voting as a single class, in each case, in accordance with the Governing Documents of such entity and the DGCL. “Scheduled Intellectual Property” has the meaning set forth in Section 4.11(a) below.

14 WEIL 97824360V.14 “Software” means all (i) computer programs, whether in source code or object code, and (ii) documentation, including user manuals and other training documentation, related thereto. “Solvent” has the meaning set forth in Section 5.8 below. “Statement of Closing Cash on Hand” has the meaning set forth in Section 3.3(a) below. “Statement of Closing Indebtedness” has the meaning set forth in Section 3.3(a) below. “Statement of Closing Transaction Expenses” has the meaning set forth in Section 3.3(a) below. “Statement of Closing Working Capital” has the meaning set forth in Section 3.3(a) below. “Statement of Transaction Tax Benefits” has the meaning set forth in Section 3.3(a) below. “Statements” has the meaning set forth in Section 3.3(a) below. “Stockholder” means a holder of Company Common Stock. “Straddle Period” means any taxable period that begins on or before the Closing Date and ends after the Closing Date. “Subsidiary” means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at any time directly or indirectly owned by such Person. “Surviving Company” has the meaning set forth in Section 2.1 below. “Surviving Group Companies” means the Surviving Company and the Subsidiaries of the Surviving Company. “Tail Policy Expense” has the meaning set forth in Section 10.2(b) below. “Tax” means any U.S. federal, state, local or foreign, income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, withholding, payroll, employment, excise, value added, payroll, employment, severance, stamp, occupation, premium, property (tangible and intangible), environmental, windfall profits, customs, duties, and all other taxes or like governmental fee, assessment, or charges in the nature of a tax, together with any interest, penalty, addition to tax or additional amount imposed by any Taxing Authority with respect thereto. “Tax Liability Amount” means, (i) without duplication the unpaid amount of income Taxes of the Group Companies attributable to any Pre-Closing Tax Period (including portion of any Straddle Period ending on the Closing Date) relating to Tax Returns that are not yet due and have not been filed, calculated consistently with the past practice of the Group Companies unless otherwise required under applicable Law; and (ii) all Taxes of the Group Companies arising as a result of being (or ceasing to be), on or prior to the Closing Date, a member of an affiliated, combined, consolidated or unified group pursuant to Treasury Regulations Section 1.1502-6 (or similar provision of state, local or foreign law), as transferee or successor, by Contract or otherwise, in each case, which relates to an event occurring on or before the Closing date, provided, that, the calculation of Tax Liability Amount shall (i) exclude any deferred Tax assets and deferred Tax liabilities, (ii) exclude any Taxes resulting from actions of Parent, the Company or

15 WEIL 97824360V.14 any of their respective Affiliates on the Closing Date after the Closing outside of the ordinary course of business and (iii) be determined in accordance with Section 10.1(a)(ii), Section 10.1(a)(iii) and Section 10.1(a)(vii); provided, the Tax Liability Amount shall be reduced (but not to any amount less than $0) by the amount of Tax deposits, estimated Tax payments, Tax prepayments or Tax overpayments (in each case relating to income Taxes, but not including deferred Tax assets) attributable to the Pre-Closing Tax Period, calculated using the same principles in clauses (ii) and (iii) above, to the extent such Tax assets have the effect of reducing the particular unpaid income Taxes of the Group Companies attributable to the Pre- Closing Tax Period. “Tax Return” means any return, declaration, report, claim for refund, statement, information return or statement or other document filed or required to be filed with respect to Taxes, including any schedule or attachment thereto and any amendment thereof. “Taxing Authority” means any agency or political subdivision of any foreign, federal, state, local or municipal Governmental Authority with the authority to impose any Tax. “Termination Fee” has the meaning set forth in Section 11.2(b) below. “Top Customer” or “Top Customers” has the meaning set forth in Section 4.20(a) below. “Top Supplier” or “Top Suppliers” has the meaning set forth in Section 4.21(a) below. “Transaction Bonus Letter” means a letter agreement between the Company (or another Group Company) and any service provider thereof that shall receive a Transaction Bonus pursuant to Section 10.3(c). “Transaction Bonuses” means any transaction bonuses payable (and not otherwise irrevocably waived or forfeited) to any Person by the Company or another Group Company solely as a result of the consummation of the transactions contemplated by this Agreement. “Transaction Expenses” means, to the extent not paid prior to the Closing, without duplication, (i) expense reimbursement payable to other bidders of the transactions contemplated by this Agreement, (ii) the third party fees and expenses payable by any Group Company incurred for and in connection with the negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby, if any (including fees and expenses for investment bankers, third-party consultants, and legal counsel (including any brokerage fees, commissions, finders’ fees or financial advisory fees)), (iii) the third party fees and expenses payable by any Group Company incurred for and in connection with the negotiation and agreements which were not consummated in connection with the transactions contemplated by this Agreement, if any (including fees and expenses for investment bankers, third-party consultants, and legal counsel (including any brokerage fees, commissions, finders’ fees or financial advisory fees)), (iv) sale bonuses, change of control payments, retention payments (including the Transaction Bonuses) or severance payments (but excluding “double trigger” severance) payable solely as a result of the consummation of the transactions contemplated hereby, made or accrued by any Group Company prior to the Closing, and all employment Taxes related thereto, (v) fees and expenses payable to the Representative in connection with its engagement as a Representative hereunder, and (vi) the cost of terminating in full all obligations or liabilities under any advisory, management or similar affiliate agreements. For the avoidance of doubt, Transaction Expenses shall not include Current Liabilities or Indebtedness. “Transaction Tax Benefits” means an amount equal to twenty-six percent (26%) of the sum of (without duplication and only to the extent not included as a reduction in the Tax Liability Amount) all

16 WEIL 97824360V.14 items of losses, deductions or credits resulting from any payment to be made by any Group Company in connection with the transactions contemplated by this Agreement, including (i) the Transaction Expenses (or amounts that would be Transaction Expenses but for being paid prior to Closing) that are reasonably expected to be deductible for U.S. federal income Tax purposes by the Group Companies in any taxable year, regardless of whether such items remain unpaid prior to Closing, determined in accordance with Section 10.1(a)(iii), (ii) any compensation attributable to payments by or on behalf of any Group Company, or the vesting of any stock (incentive or otherwise), or other incentive equity or payment right held by, any employee, former employee, service provider or member of any Group Company’s board of directors resulting from the Merger, (iii) any unamortized financing fees (and any breakage fees or accelerated deferred financing fees), expenses, and interest (including any amounts treated as interest for U.S. federal income Tax purposes) of any Group Company or other amounts resulting from the repayment of any loans or other obligations in connection with the Merger, and (iv) all deductions for federal income Tax purposes (A) attributable to any other fees, costs and expenses incurred in connection with the Merger by or on behalf of any Group Company or (B) of any Group Company that otherwise results from the consummation of the Merger (v) and any employer portion of the payroll Taxes imposed with respect to any of the foregoing. Notwithstanding anything herein, in no event shall the amount Transaction Tax Benefits exceed $2,500,000. “Treasury Regulations” means the Treasury Regulations promulgated under the Code. “Working Capital Schedule” means the schedule attached hereto as Exhibit A-2. 1.2 Interpretation. (a) Unless otherwise expressly provided or unless the context requires otherwise: (i) all references in this Agreement to Articles, Sections, Schedules and Exhibits shall mean and refer to Articles, Sections, Schedules and Exhibits of this Agreement; (ii) all references to statutes and related regulations shall include all amendments of the same and any successor or replacement statutes and regulations; (iii) words using the singular or plural number also shall include the plural or singular number, respectively; (iv) references to “hereof,” “herein,” “hereby” and similar terms shall refer to this entire Agreement (including the Schedules and Exhibits hereto); (v) references to any Person shall be deemed to mean and include the successors and permitted assigns of such Person (or, in the case of a Governmental Authority, Persons succeeding to the relevant functions of such Person); (vi) the term “including” shall be deemed to mean “including, without limitation;” (vii) words of any gender shall include each other gender; (viii) whenever this Agreement refers to a number of days, such number shall refer to calendar days, unless such reference is specifically to “Business Days,” (ix) the terms “year” and “years” mean and refer to calendar year(s); (x) the term “dollars” and all uses of “$” shall mean United States dollars and references in this Agreement to dollar amount thresholds or baskets shall not be deemed to be evidence of materiality; (xi) the terms “material” or “material to the business” and the concept of the “material” nature of an effect upon the business of the Company, its Subsidiaries, or the Group Companies shall be measured relative to the entire business of the Group Companies, taken as a whole, and the Group Companies, taken as a whole, as the business of the Group Companies is currently being conducted; (xii) references to the Group Companies as of a particular date shall include only such Group Companies that were owned by the Company (directly or indirectly) as of such date; and (xiii) the term “or” has the inclusive meaning represented by the phrase “and/or”. References in this Agreement to documents or information having been made available to Parent (or phrases of similar import) means that such documents were posted to the electronic data site with the project name “Precision” maintained by DataSite in connection with the transactions contemplated by this Agreement twenty-hour (24) hours prior to the date hereof. (b) The Article and Section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement. This Agreement is the product of negotiations among the

17 WEIL 97824360V.14 Parties, each of which is represented by legal counsel, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement. Rules of construction relating to interpretation against the drafter of an agreement shall not apply to this Agreement and are expressly waived by each Party. ARTICLE II THE MERGER 2.1 The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, at the Effective Time, Merger Sub shall be merged with and into the Company. As a result of the Merger, the separate corporate existence of Merger Sub shall thereupon cease, and the Company shall continue as the surviving company (sometimes referred to, in such capacity, as the “Surviving Company”) and shall succeed to and assume all the rights and obligations of Merger Sub in accordance with the DGCL. 2.2 Effective Time. (a) Unless this Agreement is earlier terminated pursuant to Section 11.1, the closing of the Merger (the “Closing”) will take place no later than two (2) Business Days after the satisfaction or, if permissible, waiver of the conditions set forth in ARTICLE VIII (other than those conditions to be satisfied at the Closing, but subject to the satisfaction or, if permissible, waiver of such conditions), at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153 and the Closing shall be effective as of 9:00 a.m. (Eastern Time), provided that such place, date and time may be changed to another place, date and/or time as agreed to in writing by Parent and the Company. The date upon which the Closing actually occurs is referred to herein as the “Closing Date.” Notwithstanding anything to the contrary herein, in no event shall the Closing Date occur earlier than April 1, 2021, unless an earlier date is specified by Parent in writing upon at least two (2) Business Days’ prior notice. (b) On the Closing Date and concurrently with the making of the payments required to be made at Closing by or on behalf of Parent pursuant to Section 3.1, the Parties shall cause the Merger to be consummated by filing a certificate of merger substantially in the form of Exhibit E hereto (the “Certificate of Merger”) with the Secretary of State of the State of Delaware, in such form as required by, and executed in accordance with, the relevant provisions of the DGCL (the date and time of acceptance by the Secretary of State of the State of Delaware of such filing, or, if another date and time is specified in such filing, such specified date and time, being the “Effective Time”). 2.3 Effect of the Merger. At and after the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of the DGCL, this Agreement and the Certificate of Merger. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, except as otherwise provided herein, all the property, assets, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Company, and all debts, liabilities, duties and obligations of the Company and Merger Sub shall become the debts, liabilities, duties and obligations of the Surviving Company. 2.4 Certificate of Incorporation and Bylaws of the Surviving Company. (a) At the Effective Time, the certificate of incorporation of the Company shall be amended and restated so as to read in its entirety as set forth on Exhibit D attached hereto and, as so amended, shall be filed with the Secretary of State of the State of Delaware and shall thereafter be the

18 WEIL 97824360V.14 certificate of incorporation of the Surviving Company, until duly amended in accordance with the provisions thereof and applicable Law. (b) At the Effective Time and without any further action on the part of the Company or Merger Sub, the by-laws of Merger Sub as in effect immediately prior to the Effective Time shall, from and after the Effective Time, shall be the by-laws of the Surviving Company, until thereafter amended as provided therein or by applicable Law, provided, that all references to the name of Merger Sub shall be changed to refer to the name of the Surviving Company, until thereafter amended in accordance with the applicable provisions of the DGCL, the certificate of incorporation of the Surviving Company and such bylaws. 2.5 Managers and Officers. (a) The directors of Merger Sub immediately prior to the Effective Time shall be the directors of the Surviving Company immediately following the Effective Time, until their respective successors are duly elected or appointed and qualified or their earlier death, resignation or removal in accordance with the certificate of incorporation and by-laws of the Surviving Company. (b) The officers of the Company immediately prior to the Effective Time shall be the officers of the Surviving Company immediately following the Effective Time until their respective successors are duly appointed and qualified or their earlier death, resignation or removal in accordance with the certificate of incorporation and by-laws of the Surviving Company. ARTICLE III MERGER CONSIDERATION; CONVERSION OF SECURITIES 3.1 Calculation and Payment of the Merger Consideration. (a) Calculation of Merger Consideration. The aggregate amount to be paid by Parent in the Merger shall equal the following: (i) $485,000,000; (ii) (1) minus the amount, if any, by which the Estimated Closing Working Capital (as determined in accordance with Section 3.1(b) below) is less than the Closing Working Capital Target, or (2) plus the amount, if any, by which the Estimated Closing Working Capital (as determined in accordance with Section 3.1(b) below) is greater than the Closing Working Capital Target; (iii) plus the Estimated Closing Cash on Hand (as determined in accordance with Section 3.1(b) below); (iv) minus the Estimated Closing Indebtedness (as determined in accordance with Section 3.1(b) below); (v) minus the Estimated Closing Transaction Expenses (as determined in accordance with Section 3.1(b) below); and (vi) plus the Estimated Transaction Tax Benefits (as determined in accordance with Section 3.1(b) below).

19 WEIL 97824360V.14 The aggregate result of calculating items (i) through (v) immediately above is referred to herein as the “Estimated Closing Merger Consideration”; provided that, after the Closing, the Estimated Closing Merger Consideration shall be subject to the adjustments set forth in Section 3.3 (as so adjusted, the “Merger Consideration”). (b) Estimated Merger Consideration. Two (2) days prior to the Closing Date, the Company shall deliver to Parent a statement setting forth the Company’s reasonable good faith estimate of the Closing Working Capital (the “Estimated Closing Working Capital”), the Closing Cash on Hand (the “Estimated Closing Cash on Hand”), the Closing Indebtedness (the “Estimated Closing Indebtedness”), the Closing Transaction Expenses (the “Estimated Closing Transaction Expenses”), and the Transaction Tax Benefits (the “Estimated Transaction Tax Benefits”; in each case, calculated in accordance with the Accounting Principles and collectively, the “Estimated Statements”), together with a schedule setting forth the Allocable Portion of Closing Merger Consideration payable to each Company Equityholder, determined in accordance with the Governing Documents of the Company (such schedule, the “Consideration Schedule”). The Company agrees that, during the period from the delivery of the Estimated Statements through the Closing Date, the Company shall cooperate in good faith (including by providing additional information reasonably requested by Parent to the extent necessary to assist Parent in its review of the Estimated Statements and the calculations contained therein), and consider in good faith any changes to the Estimated Statements (including all components thereof) proposed by Parent no later than one (1) day prior to the Closing Date. For the avoidance of doubt, the Parent shall have no liability or obligation to any other Person for any payment made in accordance with this Agreement and the Consideration Schedule. The Estimated Closing Working Capital, the Estimated Closing Cash on Hand, the Estimated Closing Indebtedness, the Estimated Closing Transaction Expenses and the Estimated Transaction Tax Benefits will be included in the determination of the Estimated Closing Merger Consideration as set forth in Section 3.1(a) above. Notwithstanding anything to the contrary in this Agreement, no Group Company shall incur Indebtedness or Transaction Expenses, or expend any Cash on Hand following the delivery of the Estimated Statements, in each case, except in the ordinary course of business. (c) Payment and Allocation of Merger Consideration. At Closing, Parent shall remit the Estimated Closing Merger Consideration in cash by wire transfer of immediately available funds as follows: (i) a portion of the Estimated Closing Merger Consideration in the amount of the Escrow Amount shall be deposited by Parent in a noninterest bearing account (the “Escrow Account”), with Citibank, N.A. (the “Escrow Agent”), to be held pursuant to an escrow agreement (the “Escrow Agreement”), substantially in the form of Exhibit B hereto, to be entered into at the Closing by Parent, the Representative and the Escrow Agent; (ii) a portion of the Estimated Closing Merger Consideration in the amount of the Representative Holdback Amount shall be deposited by Parent with the Representative for the purposes of paying directly, or reimbursing the Representative for, any third- party expenses of the Representative pursuant to this Agreement, which Representative Holdback Amount will be retained by the Representative in accordance with this Agreement; (iii) the Estimated Closing Option Consideration shall be deposited by Parent with the Company for purposes of paying through Company payroll the Closing Option Consideration to the Company Optionholders entitled thereto pursuant to Section 3.1(e); and (iv) the remaining amount of the Estimated Closing Merger Consideration, after subtraction of the amounts remitted in accordance with Section 3.1(c)(i), 3.1(c)(ii) and Section 3.1(c)(iii), shall be remitted by Parent to (x) the Principal Seller for its

20 WEIL 97824360V.14 Allocable Portion of such remaining amount, and (y) to the Payments Administrator, which shall receive such payment for the benefit of, and distribution to the Stockholders (other than the Principal Seller), in each case, in accordance with the Consideration Schedule, the Governing Documents of the Company and this ARTICLE III (including Section 3.2(f)). (d) Payment of Indebtedness. At the Closing, Parent shall pay, or cause to be paid, on behalf of the Company, the Indebtedness Payoff Amounts by wire transfer of immediately available funds to the Persons or bank accounts specified in the Payoff Letters delivered pursuant to Section 9.1(e). (e) Payment of Transaction Expenses. At the Closing, Parent shall pay, or cause to be paid, on behalf of the Company, the Estimated Closing Transaction Expenses specified on Schedule 3.1(e) by wire transfer of immediately available funds to the Persons or bank accounts and in the amounts specified on Schedule 3.1(d), which Schedule 3.1(d) shall be provided by the Company to Parent at least one (1) day prior to the Closing Date; provided that the amounts described in clause (d) of the definition of Transaction Expenses shall be paid by Parent to the Company and the Company shall pay such amounts to the recipients thereof at the Closing through the Company’s payroll provider, subject to applicable withholding. (f) Payment of Option Consideration. As soon as administratively practicable and, in any event, within three (3) Business Days following the Closing and the payment by Parent of the Estimated Closing Option Consideration to the Company pursuant to Section 3.1(c)(iii), Parent shall cause the Estimated Closing Option Consideration payable hereunder to Company Optionholders to be paid by the Surviving Company as follows: (i) with respect to Estimated Closing Option Consideration payable to Company Optionholders who are current or former non-employee directors of the Company, to the account(s) designated by such Company Optionholders by means of wire transfer of immediately available funds, and (ii) with respect to Estimated Closing Option Consideration payable to all other Company Optionholders, through the Surviving Company’s payroll system on a special payroll date (if needed to comply with the foregoing timing requirements), subject to withholding in accordance with Section 3.4. 3.2 Effect of the Merger on Capital Stock. (a) Conversion and Cancellation. By virtue of the Merger and without any action on the part of Parent, the Merger Sub, the Group Companies, the Company Equityholders or any other Person: (i) Each issued and outstanding share of common stock of Merger Sub shall be converted into and become one validly issued, fully paid and nonassessable share of common stock, par value $0.001 per share, of the Surviving Company; (ii) Any shares of (i) Company Common Stock that are owned by the Company as treasury stock or by any Group Company and (ii) Company Common Stock that are owned by Parent or Merger Sub (the shares described in the foregoing clauses (i) and (ii) collectively being referred to herein as “Excluded Shares”), shall be automatically canceled and shall cease to exist and no consideration shall be delivered in exchange therefor; and (iii) All shares of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than Dissenting Shares and Excluded Shares), shall be converted into the right to receive, subject to Section 3.2(f), (x) at or following Closing, a portion of the Closing Merger Consideration and (y) following the Closing, a portion of the Additional Merger Consideration (if any), in each case, determined in accordance with the Consideration Schedule.

21 WEIL 97824360V.14 (b) Effect on Company Common Stock. As of the Effective Time, all shares of Company Common Stock shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and the holders immediately prior to the Effective Time of shares of Company Common Stock shall cease to have any rights with respect thereto (other than rights provided in this Agreement), except for the right to receive (other than in respect of any Dissenting Shares or Excluded Shares) the applicable Allocable Portion of the Merger Consideration and Additional Merger Consideration (if any), to be paid in consideration therefor as set forth in Section 3.2(a). (c) Treatment of Options. At the Effective Time, without further action from the Company or any Company Optionholder, each Company Option that (i) is outstanding and unexercised as of the Effective Time (solely to the extent then-vested after giving effect to any acceleration provided under the terms of the Company Option Plan or any individual stock option agreement under which the Company Option was granted) shall automatically be cancelled in exchange for the right of such Company Optionholder to receive an amount in cash equal to the product of (x) the aggregate number of shares of Company Common Stock subject to such Company Option as of immediately prior to the Effective Time, and (y) the excess, if any, of (A) the Per Share Merger Consideration over (B) the exercise price per share of such Company Option as of immediately prior to the Effective Time (the “Option Consideration”) and (ii) is outstanding and unexercised as of the Effective Time (solely to the extent then-unvested) shall automatically be cancelled and shall cease to exist, and the Company Optionholders of such Company Options shall cease to have any rights with respect thereto. Notwithstanding the foregoing, if the exercise price per share of any Company Option is equal to or greater than the Per Share Merger Consideration, such Company Option shall be cancelled at the Effective Time without payment of consideration therefor. The Closing Option Consideration shall be paid by the Surviving Company to each holder of a cancelled Company Option in accordance with Section 3.1(e) and any Additional Option Consideration shall be paid by the Surviving Company to each holder of a cancelled Company Option (1) with respect to Additional Option Consideration payable to Company Optionholders who are current or former non-employee directors of the Company, to the account(s) designated by such Company Optionholders by means of wire transfer of immediately available funds, and (2) with respect to Additional Option Consideration payable to all other Company Optionholders, through the Surviving Company’s payroll system on a special payroll date (if needed to comply with the foregoing timing requirements), subject to withholding in accordance with Section 3.4. (d) Dissenting Shares. Notwithstanding any provision of this Agreement to the contrary, if required by the DGCL, but only to the extent required thereby, Company Shares that are issued and outstanding immediately prior to the Effective Time and which are held by a Company Equityholder who has properly exercised and perfected appraisal rights with respect thereto in accordance with the DGCL (the “Dissenting Shares”), shall not be converted into or represent the right of such Company Equityholder to receive its Allocable Portion of the Merger Consideration and Additional Merger Consideration (if any), and such Company Equityholder shall be entitled to receive payment of the appraised value of such Company Shares in accordance with the provisions of the DGCL, unless such Company Equityholder fails to perfect or effectively withdraws or loses its right to appraisal and payment under the DGCL. If, after the Effective Time, any such Company Equityholder fails to perfect or effectively withdraws or loses such right, such Company Equityholders’ Company Shares shall thereupon be treated as if they had been converted into and have become exchangeable for, at the Effective Time, the right to receive such Company Equityholder’s Allocable Portion of the Merger Consideration and Additional Merger Consideration (if any), subject to the terms and conditions set forth herein, without any interest thereon. The Company shall give Parent and Merger Sub notice of any written demands for appraisal, withdrawals of demands for appraisal received by any Company prior to the Closing. (e) No Further Rights. From and after the Closing, the Company Equityholders shall cease to have any rights with respect to any Company Shares, except each Company

22 WEIL 97824360V.14 Equityholder shall, to the extent expressly provided for in the Consideration Schedule, the Governing Documents of the Company and this ARTICLE III, have the right to receive its Allocable Portion of the Merger Consideration and Additional Merger Consideration (if any), and any adjustment thereto pursuant to Section 3.3 as determined in accordance with the Consideration Schedule and the Governing Documents of the Company, subject to the conditions provided in this ARTICLE III, and all cash paid upon conversion of any Company Shares shall be deemed to have been paid in full satisfaction of all rights pertaining to such Company Shares. (f) Letter of Transmittal. As soon as practicable after the date hereof, the Company shall send to each Stockholder a letter of transmittal, substantially in the form of Exhibit C hereto (a “Letter of Transmittal”, collectively, the “Letters of Transmittal”). As a condition precedent to each Stockholder’s receipt of its Allocable Portion of the Merger Consideration and any Additional Merger Consideration, the Governing Documents of the Company and this ARTICLE III, such Stockholder shall deliver to the Company an executed Letter of Transmittal. Upon receipt of a duly executed Letter of Transmittal on or before two (2) Business Days prior to the Closing Date, the Representative shall cause the Payments Administrator to pay to such Stockholder its Allocable Portion of (i) the Closing Merger Consideration on the Closing Date and (ii) any Additional Merger Consideration, to the extent payable hereunder after the Closing Date, within two (2) Business Days following receipt thereof. Upon receipt of a duly executed Letter of Transmittal after two (2) Business Days prior to the Closing Date, the Representative shall cause the Payments Administrator to pay to such Stockholder its Allocable Portion of (i) the Closing Merger Consideration within two (2) Business Days of receipt thereof and (ii) any Additional Merger Consideration, to the extent payable hereunder after the Closing Date, within two (2) Business Days following receipt thereof. No interest will be paid or accrued on any portion of the Merger Consideration or Additional Merger Consideration payable to the Stockholders hereunder. (g) Retention of Amounts. Notwithstanding any contrary provision set forth in this Agreement, no Company Equityholder shall be entitled to receive its Allocable Portion of any Additional Merger Consideration until such time as such amount (or any portion thereof), if any, is distributed to such Company Equityholder pursuant to the terms and conditions of the this Agreement or any other Transaction Document, as applicable. The adoption of this Agreement and the approval of the Merger by the Requisite Stockholder Approvals shall constitute approval by the Company Equityholders of the Transaction Documents (including the Escrow Agreement) and of all of the arrangements relating thereto (including, among other things, the placement of the Escrow Amount in escrow). 3.3 Post-Closing Adjustments. (a) Within ninety (90) days after the Closing Date (the “Adjustment Notice Date”), Parent shall prepare and deliver to the Representative (i) a statement duly certified by Parent as accurately setting forth Parent’s good faith determination of the Closing Working Capital (the “Statement of Closing Working Capital”), (ii) a statement duly certified by Parent as accurately setting forth Parent’s good faith determination of the Closing Cash on Hand (the “Statement of Closing Cash on Hand”), (iii) a statement duly certified by Parent as accurately setting forth Parent’s good faith determination of the Closing Indebtedness (the “Statement of Closing Indebtedness”), (iv) a statement duly certified by Parent as accurately setting forth Parent’s good faith determination of the Closing Transaction Expenses (the “Statement of Closing Transaction Expenses”), and (v) a statement duly certified by Parent as accurately setting forth Parent’s good faith determination of the Transaction Tax Benefits (the “Statement of Transaction Tax Benefits”), together, in each case, with all supporting documentation, including a true, correct and complete copy of the employee census of the Group Companies as of the date that is forty-five (45) days following the Closing Date. The Statement of Closing Working Capital, the Statement of Closing Cash on Hand, the Statement of Closing Indebtedness, the Statement of Closing Transaction Expenses and the Statement of Transaction Tax Benefits are referred to herein, collectively, as the “Statements.” The

23 WEIL 97824360V.14 Statements shall be based upon the books and records of the Group Companies and shall in any event be prepared in accordance with the definitions of Closing Working Capital, Closing Cash on Hand, Closing Indebtedness, Closing Transaction Expenses, and Transaction Tax Benefits, as applicable, in each case as set forth in Section 1.1 above, and in each case, based upon the Accounting Principles. Until the Statements are finally determined pursuant to this Section 3.3, Parent shall afford the Representative (and its representatives and advisors) reasonable access to all books and records and all personnel (including external accountants) used to prepare, or otherwise relevant to the calculation of, the Statements that are under control of or in the possession of Parent or any Group Company (or their respective representatives and advisors). If Parent fails to deliver the Statements on or prior to the Adjustment Notice Date, the amounts set forth in the Estimated Statements shall be deemed to be the amounts used in the Statements for all purposes of this Agreement and the Estimated Statements will be final, conclusive and binding on the Parties. (b) Each Statement shall be final and binding on the Parties unless the Representative shall, within thirty (30) days following the delivery of the Statements (the “Dispute Period”), deliver to Parent written notice of disagreement with such Statement (a “Dispute Notice”), which Dispute Notice shall describe the nature of any such disagreement in reasonable detail and identify the specific items involved and the dollar amount of such disagreement. If the Representative shall deliver a Dispute Notice with respect to a Statement before the expiration of the Dispute Period, then the disputed matters shall be resolved by the Representative, on behalf of the Company Equityholders, and Parent. If the Representative and Parent are unable to resolve all disagreements with respect to a Statement within thirty (30) days of receipt by Parent of a Dispute Notice with respect to such Statement, or such longer period as may be agreed by Parent and the Representative, then, within thirty (30) days after the end of such period, the Representative and Parent shall jointly select and retain a nationally recognized independent public accounting firm that is not the independent auditor of any of Parent, the Company or the Surviving Group Companies (the Person so selected, the “Accounting Firm”), who will act as an expert and not as an arbitrator. The Representative and Parent agree to jointly enter into a customary engagement letter with the Accounting Firm in connection with the retention of such Accounting Firm. The Accounting Firm will consider only those items and amounts set forth in the applicable Statement as to which Parent and the Representative have disagreed within the time periods and on the terms specified above and must resolve such matters in accordance with the terms and provisions of this Agreement. Each Party may furnish to the Accounting Firm such written information and documents as it deems relevant, with copies of such submission and all such written documents and information being concurrently given to the other Party. The Accounting Firm shall resolve each item of disagreement based solely on the supporting material provided by the Parties and not pursuant to any independent review and may not assign a value to any particular item greater than the greatest value for such item claimed by either Party or less than the lowest value for such item claimed by either Party, in each case as presented to the Accounting Firm. The Accounting Firm shall issue a detailed written report that sets forth the resolution of all items in dispute and that contains, as applicable, a final Statement of Closing Working Capital, a final Statement of Closing Cash on Hand, a final Statement of Closing Indebtedness, a final Statement of Transaction Expenses, and/or a final Statement of Transaction Tax Benefits. Such report shall be final and binding upon Parent, the Representative and the Company Equityholders. The fees and expenses of the Accounting Firm shall be borne on a proportionate basis by the Representative, on behalf of the Company Equityholders from the Representative Holdback Amount, on the one hand, and Parent, on the other hand, based on the percentage which the portion of the contested amount not awarded to each such Person bears to the amount actually contested by such Person. Parent and the Representative shall, and Parent shall cause the Surviving Group Companies to, cooperate fully with the Accounting Firm and respond on a timely basis to all requests for information or access to documents or personnel made by the Accounting Firm or by other Parties hereto, all with the intent to fairly and in good faith resolve all disputes relating to any Statement as promptly as reasonably practicable.

24 WEIL 97824360V.14 (c) If the amount representing the Closing Working Capital, the Closing Cash on Hand, the Closing Indebtedness, the Closing Transaction Expenses or the Transaction Tax Benefits, in each case as reflected in the applicable Statement as finally determined in accordance with this Section 3.3 and the Accounting Principles, differs from the Estimated Closing Working Capital, the Estimated Closing Cash on Hand, the Estimated Closing Indebtedness, the Estimated Closing Transaction Expenses or Estimated Transaction Tax Benefits, respectively, as the case may be, the Estimated Closing Merger Consideration shall be adjusted on a dollar for dollar basis by the amount of such difference such that: (i) if the Closing Working Capital as reflected in the Statement of Closing Working Capital is greater than the Estimated Closing Working Capital, then the Merger Consideration shall be increased by the amount of such excess, and if the Closing Working Capital as reflected in the Statement of Closing Working Capital is less than the Estimated Closing Working Capital, then the Merger Consideration shall be decreased by the amount of such shortfall; (ii) if the Closing Cash on Hand as reflected in the Statement of Closing Cash on Hand is greater than the Estimated Closing Cash on Hand, then the Merger Consideration shall be increased by the amount of such excess, and if the Closing Cash on Hand as reflected in the Statement of Closing Cash on Hand is less than the Estimated Closing Cash on Hand, then the Merger Consideration shall be decreased by the amount of such shortfall; (iii) if the Closing Indebtedness as reflected in the Statement of Closing Indebtedness is greater than the Estimated Closing Indebtedness, then the Merger Consideration shall be decreased by the amount of such excess, and if the Closing Indebtedness as reflected in the Statement of Closing Indebtedness is less than the Estimated Closing Indebtedness, then the Merger Consideration shall be increased by the amount of such shortfall; (iv) if the Closing Transaction Expenses as reflected in the Statement of Closing Transaction Expenses are greater than the Estimated Closing Transaction Expenses, then the Merger Consideration shall be decreased by the amount of such excess, and if the Closing Transaction Expenses as reflected in the Statement of Closing Transaction Expenses are less than the Estimated Closing Transaction Expenses, then the Merger Consideration shall be increased by the amount of such shortfall; and (v) if the Transaction Tax Benefits as reflected in the Statement of Transaction Tax Benefits are greater than the Estimated Transaction Tax Benefits, then the Merger Consideration shall be increased by the amount of such excess, and if the Transaction Tax Benefits as reflected in the Statement of Transaction Tax Benefits are less than the Estimated Transaction Tax Benefits, then the Merger Consideration shall be decreased by the amount of such shortfall. If the adjustments, if any, under this Section 3.3 result in an aggregate reduction in the Merger Consideration, the Representative, acting on behalf of the Company Equityholders, and Parent shall direct the Escrow Agent to pay to Parent (by wire transfer to an account designated in writing by Parent) from the Escrow Account the amount of such reduction within five (5) Business Days after the final determination of the adjustments. Conversely, if such adjustments result in an aggregate increase in the Merger Consideration, Parent shall remit to (i) the Payments Administrator or its designees, the portion of such increase payable to the Stockholders within five (5) Business Days after the final determination of the adjustments, for further distribution to the Stockholders, and (ii) the Surviving Company, the portion of such increase payable to the Company Optionholders within five (5) Business Days after the final determination of the adjustments, for further distribution to the Company Optionholders, in each case, as determined in accordance with the Consideration Schedule (which may be updated by the Representative

25 WEIL 97824360V.14 to reflect the appropriate allocation of proceeds to the Company Equityholders, in accordance with the Governing Documents of the Company, resulting from the final determination of the Merger Consideration pursuant hereto) and the Governing Documents of the Company. Notwithstanding anything to the contrary contained in this Section 3.3, the Parties acknowledge and agree that in no event will the Representative or the Company Equityholders (or any other Person) be obligated to make any payment to Parent, at any time, in respect of any adjustments pursuant to this Section 3.3 other than from the funds available in the Escrow Account at such time. Further, Parent hereby acknowledges and agrees that the payment to Parent of any amount from the Escrow Amount in the Escrow Account in accordance with the terms of this Agreement and the Escrow Agreement will be the sole and exclusive remedy for Parent and any of its Affiliates for payment of any adjustment payable to Parent pursuant to this Section 3.3, if any, and the Escrow Amount in the Escrow Account will be Parent’s and each of its Affiliates’ sole and exclusive source of recovery for any amounts owing to Parent or any of its Affiliates hereunder, even if any such adjustment exceeds the Escrow Amount. Any payment to be made pursuant to this Section 3.3(c) will be treated by all Parties hereto for applicable Tax purposes as adjustment to the Merger Consideration (unless otherwise required by applicable Law). (d) Escrow Release. On the date that is five (5) Business Days following the final determination of Closing Working Capital, the Closing Cash on Hand, the Closing Indebtedness, the Closing Transaction Expenses and the Transaction Tax Benefits pursuant to this Section 3.3, to the extent there are any amounts remaining in the Escrow Account after the final adjustment payment(s) have been made in accordance with Section 3.3(c), the Representative and Parent shall direct the Escrow Agent to release from the Escrow Account all such remaining amounts to (i) the Payments Administrator, who shall allocate and distribute such amounts to the Stockholders, and (ii) the Surviving Company, who shall allocate and distribute such amounts to the Company Optionholders, in each case, in accordance with the Consideration Schedule (as may be updated pursuant to Section 3.3(c) or otherwise by the Representative in accordance with the Governing Documents of the Company), and shall pay each Company Equityholder its Allocable Portion of such amounts in accordance with the Consideration Schedule and the Governing Documents of the Company. 3.4 Withholding Rights. Parent, the Company, the Surviving Company and the Representative shall be entitled to deduct and withhold (without duplication) from any and all payments made under this Agreement such amounts as may be required to be deducted and withheld under applicable Laws. To the extent such amounts are withheld and timely paid to the appropriate Taxing Authority in accordance with applicable Laws, such withheld amount shall be treated for all purposes of this Agreement as having been paid to the Person to whom such amounts would have otherwise been paid; provided, however, that except as contemplated by the last clause of Section 9.1(e), Parent shall provide the Company with notice of the applicability of any withholding as soon as reasonably practicable but no later than at least five (5) Business Days prior to the Closing. The Parties shall endeavor in good faith to minimize or avoid any such withholding. 3.5 Payments Administrator. The Payments Administrator shall act as a payments administrator hereunder for the payment and delivery of amounts payable in exchange for Company Shares due hereunder. Parent shall pay to the Payments Administrator (i) at the Closing, an amount equal to (x) the Closing Merger Consideration less (y) the Closing Option Consideration, and (ii) following the Closing, any Additional Merger Consideration due and owing to the Stockholders for further distribution to the Stockholders, as applicable. Following receipt of such amounts, the Payments Administrator shall hold the amounts pursuant to (i) this Agreement and (ii) the Payments Agreement, in trust for the benefit of such Stockholders. Any funds received by the Payments Administrator pursuant to this Agreement will not be used for any purpose except as expressly provided in the Payments Agreement. Parent shall be responsible for paying all fees and expenses of the Payments Administrator. For the avoidance of doubt, all Option

26 WEIL 97824360V.14 Consideration payable to the Company Optionholders hereunder shall be paid in accordance with Section 3.1(e). ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE GROUP COMPANIES Contemporaneously with the execution and delivery of this Agreement, the Company is delivering to Parent a disclosure schedule with numbered sections corresponding to the relevant sections in this Agreement (the “Disclosure Schedules”). Any exception, qualification, limitation, document or other item described in any provision, subprovision, section or subsection of any schedule of the Disclosure Schedules with respect to a particular representation or warranty contained in this Agreement shall be deemed to be an exception or qualification with respect to all other representations and warranties contained in this Agreement to the extent that it is reasonably apparent on the face of such disclosure that such exception, qualification, limitation, document or other item is applicable to such other representations, warranties and covenants. Nothing in the Disclosure Schedules shall broaden the scope of any representation, warranty or covenant of the Company contained in this Agreement. The inclusion of any information in the Disclosure Schedules shall not be deemed to be an admission or acknowledgment, in and of itself, that such information is required by the terms hereof to be disclosed, is material to any Group Company’s business, has resulted in or would result in a Material Adverse Effect or is outside the ordinary course of business. Subject to the foregoing, except as disclosed in the Disclosure Schedules or as otherwise set forth herein, each Group Company makes the following representations and warranties to Parent as of the date hereof and as of the Closing Date: 4.1 Organization, Qualification, Power and Authority. Each Group Company is a corporation or other entity duly organized, validly existing and in good standing under the Laws of its jurisdiction of formation or organization. Each Group Company is qualified to conduct business and in good standing under the Laws of each jurisdiction where such qualification is required, except where the lack of such qualification or the failure to be in good standing would not have a Material Adverse Effect. Each Group Company has the requisite power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it, except as would not have a Material Adverse Effect. Each of the Company, Precision Intermediate GP, Inc., Precision Intermediate LP, Precision Acquisition Holdings Inc., Precision Acquisition MidCo Inc. and Dorner Holding Corp. (i) was formed solely for the purpose of holding the direct or indirect equity interests of its Subsidiaries held directly or indirectly by it (“Group Company Ownership”), (ii) has not conducted any business or engaged in any activities other than those related to the Group Companies Ownership and activities incidental thereto (including the negotiation, execution and consummation of this Agreement and the Ancillary Transaction Documents, and all other acts, action and activities incidental thereto), (iii) has no assets other than the Group Companies Ownership and cash and cash equivalents and (iv) has no material Liabilities other than those incidental to its formation or existence or the Group Companies Ownership or incurred in connection with this Agreement and the transactions contemplated hereby. 4.2 Authorization; Enforceability. The Company has all requisite corporate power and authority to execute and deliver this Agreement and each other Ancillary Transaction Document to which the Company is a party and to perform its obligations hereunder and thereunder (and to consummate the transactions contemplated hereby and thereby). The execution and delivery of this Agreement by the Company and the Ancillary Transaction Documents to which the Company is a party and the consummation by the Company of the Merger and the other transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action, and no other corporate or other proceedings on the part of the Company and no Stockholder votes are necessary to authorize this Agreement or any other Ancillary Transaction Document to which the Company is a party or to consummate the Merger and the other

27 WEIL 97824360V.14 transactions contemplated hereby and thereby, other than the Company’s Requisite Stockholder Approval and the filing and recordation of the Certificate of Merger. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by the other Parties hereto, constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms and conditions, subject to Laws of general application relating to public policy, bankruptcy, insolvency and the relief of debtors and rules of Law governing specific performance, injunctive relief and other equitable remedies (the “Enforceability Exceptions”). 4.3 Capitalization. (a) All of the Company Shares are duly authorized, validly issued, fully paid and non-assessable, none of the Company Shares are subject to or were issued in violation of any applicable securities Laws and, except as set forth on Schedule 4.3(a) are not subject to and have not been issued in violation of any stockholders agreement, proxy, voting trust or similar agreement, or any preemptive rights, rights of first refusal or similar rights of any Person, and are free and clear of all Liens and other restrictions, other than Permitted Liens. As of the date hereof, all of the issued and outstanding Company Shares are held of record by the Persons set forth on Schedule 4.3(a). Except for the Company Shares and any Company shares reserved for issuance under the Company Option Plan, there are no other equity interests in the Company issued, reserved for issuance or outstanding. (b) Schedule 4.3(b) sets forth for each Subsidiary of the Company, where applicable, the classes and amounts of its authorized capital stock, the amount of its issued or outstanding equity interests, and the record owners of its issued and outstanding equity interests. Except as set forth on Schedule 4.3(b), there are no equity interests of any Subsidiary of the Company issued, reserved for issuance or outstanding. (c) All of the issued and outstanding equity interests of the Company’s Subsidiaries have been duly authorized and validly issued in accordance with applicable Law and are fully paid or credited as fully paid and non-assessable. Except as set forth on Schedule 4.3(c), the Company or a Subsidiary of the Company holds all outstanding equity interests in each Subsidiary of the Company free and clear of all Liens other than Permitted Liens. (d) Except as set forth on Schedule 4.3(d), there are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights or other contracts or commitments that could require any Group Company to issue, sell or otherwise cause to become outstanding any equity interest in such Group Company. Except as set forth on Schedule 4.3(d), there are no outstanding or authorized equity appreciation, phantom stock, profit participation or similar rights with respect to any Group Company. 4.4 Non-contravention. Neither the execution and delivery of this Agreement or any other Ancillary Transaction Document to which any Group Company is a party, nor the consummation of the Merger or the other transactions contemplated hereby or thereby, will (i) violate any Laws to which any Group Company is subject, (ii) violate any provision of the Governing Documents of any Group Company, or (iii) except as set forth on Schedule 4.4, conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any Person the right to accelerate, terminate, modify or cancel, require any notice or consent under, or result in the imposition of any Lien (other than Permitted Liens) upon any of the assets of any Group Company under, any Material Contract. Except for the filing of the Certificate of Merger under the DGCL, the pre-merger notification requirements of the HSR Act and any other applicable Antitrust Law filings, no Group Company needs to give any notice to, make any filing with or obtain any authorization, consent or approval of any Governmental Authority in order for the Group Companies to consummate the transactions contemplated by this Agreement or any other Ancillary

28 WEIL 97824360V.14 Transaction Document to which such Group Company is a party, except in each case where the failure to give such notice or obtain such approval would not materially or adversely delay the Group Companies’ performance under this Agreement or any Ancillary Transaction Document or the consummation of the transactions contemplated hereby or thereby. 4.5 Financial Statements. (a) The Company has made available to Parent the following financial statements: (i) The audited consolidated financial statements and the notes thereto of the Group Companies, which present fairly, in all material respects, the balance sheet of the Group Companies, and the statements of comprehensive (loss) income, stockholders’ equity (deficit), and cash flows for the fiscal years ended September 30, 2019 and September 30, 2020 (collectively, the “Annual Financial Statements”); and (ii) The unaudited consolidated balance sheet of the Group Companies as of December 31, 2020 (the “Balance Sheet Date”) and the related unaudited statement of income, stockholders’ equity, and cash flows for the three (3) month period then ended (the “Interim Financial Statements” and together with the Annual Financial Statements, the “Financial Statements”). (b) The Financial Statements (i) are complete and correct, (ii) have been prepared in accordance with GAAP applied consistently during the periods covered thereby, subject to such exceptions as may be indicated in the notes thereto, except that the Interim Financial Statements do not contain footnote disclosures and do not reflect normal and recurring year-end adjustments (which are not material to the Group Companies individually or in the aggregate), and (iii) present fairly, in all material respects, the consolidated financial condition of the Group Companies at the dates of said statements and the results of their operations and cash flows for the periods covered thereby. (c) Except as set forth on Schedule 4.5(c), the Group Companies have no liabilities, obligations or commitments, (x) in respect of any settlement agreements or other arrangements entered into in substitution of any Legal Proceeding which remain unpaid and (y) except (i) those which are adequately reflected or reserved against in the Financial Statements, (ii) to perform in accordance with their terms, any Contract to which a Group Company is a party (other than liabilities arising from any material breach of any such Contract), (iii) with respect to any Transaction Expenses or liabilities arising under this Agreement, or (iv) those which have been incurred in the ordinary course of business since the Balance Sheet Date and that do not arise from any material breach of a Contract (none of which relate to a breach of Contract, breach of warranty, tort, infringement, violation of Law, Order, permit or Legal Proceeding). (d) There are no securitization transactions or other “off-balance sheet arrangements” (as that term is defined in Item 303 of Regulation S-K under the Securities Act) to which the Company is a party and has any continuing Liability. 4.6 Subsequent Events. Except as set forth in Schedule 4.6, from the period beginning on the date of the Balance Sheet through the date of this Agreement, the Group Companies have conducted their respective businesses in the ordinary course of business in all material respects and, except as required or contemplated by this Agreement, there has not been any (a) Material Adverse Effect or (b) action that, if taken after the date of this Agreement without Parent’s consent by any Group Company, would constitute a breach of Section 6.1.

29 WEIL 97824360V.14 4.7 Legal Compliance. During the Applicable Ownership Period, (a) each Group Company held all material permits, licenses, approvals, certificates and other authorizations of and from all Governmental Authorities necessary for the lawful conduct of the business as conducted by the Group Company (the “Material Permits”) and each Group Company is and was in compliance with the Material Permits and (b) the business conducted by each Group Company was operated in material compliance with all Laws applicable to the operation of such business. 4.8 Tax Matters. (a) Each Group Company has timely filed all material Tax Returns required to be filed by it (taking into account applicable extensions), and all material amounts of Taxes shown as due and owning on any such Tax Return have been timely paid by or on behalf of each Group Company, other than Taxes that are not yet due and payable or Taxes that are being contested in good faith by appropriate proceedings and for which an adequate reserve has been established in the financial statement in accordance with GAAP. (b) All material Taxes required to be deducted or withheld by any Group Company have been timely deducted and withheld and, to the extent required, have been timely paid to the proper Taxing Authority. (c) No Group Company (i) is, or has ever been, a member of an Affiliated group filing a consolidated U.S. federal income Tax Return other than a group of which a Group Company was the common parent, or (ii) has any liability or obligation for the Taxes of any other Person (other than a Group Company) by reason of transferee or successor liability, operation of Law, or Treasury Regulations Section 1.1502-6 (or any analogous or similar provision of Law). (d) No Group Company (i) is a party to or bound by any written material Tax allocation, sharing or indemnity agreement or arrangement (other than an agreement the principal purpose of which does not relate to Taxes), or (ii) has any outstanding agreements, consents or waivers extending the statutory period of limitations applicable to the payment or assessment of any material Taxes, other than pursuant to extensions of time to file Tax Returns obtained in the ordinary course of business. (e) There are (i) no claims, deficiencies or assessments for a material amount of Taxes asserted or threatened in writing by any Taxing Authority with respect to any Group Company which have not been paid or resolved, and (ii) no material ongoing Legal Proceedings, audits or examinations of any Taxes or Tax Returns relating to any Group Company and no such audit or examination is threatened in writing. No written claim has ever been made by any Governmental Authority in a jurisdiction where any Group Company not file Tax Returns that any Group Company is or may be subject to taxation by that jurisdiction. (f) There are no material Liens for Taxes upon any property or assets of any Group Company, except for Permitted Liens. (g) No Group Company has entered into any closing agreement in respect of Taxes with any Governmental Authority. (h) Notwithstanding anything to the contrary herein, the Company makes no representation or warranty with respect to the existence, availability, amount, usability or limitations (or lack thereof) of any net operating loss, net operating loss carryforward, capital loss, capital loss carryforward, basis amount or other Tax attribute (whether federal, state, local or foreign) of the Group

30 WEIL 97824360V.14 Companies after the Closing Date or of the ability of any Group Company to take any position or adopt any practice with respect to Taxes in a taxable period (or portion thereof) beginning after the Closing Date. (i) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby, whether alone or in combination with any other event, will give rise to payments or benefits that would be nondeductible to the payor under Section 280G of the Code or that would result in an excise Tax on any recipient under Section 4999 of the Code. No Group Company is a party to an arrangement subject to Section 409A of the Code or that provides a gross- up for any Taxes, penalty, or interest. (j) No Group Company has participated in, and is not currently participating in, a “Listed Transaction” within the meaning of Section 6707A(c) of the Code or Treasury Regulation Section 1.6011-4(b). (k) No Group Company is a party to any joint venture, partnership or other Contract or arrangement that could be treated as a partnership for U.S. federal Income Tax purposes. (l) No Group Company is or will be liable for any Tax, in any Post-Closing Tax Period, as a result of (i) a change in method of Tax accounting or period made on or prior to the Closing Date, (ii) an installment sale or “open transaction” disposition occurring on or prior to the Closing Date, (iii) a prepaid amount received, accrued, or paid on or prior to the Closing Date, (iv) closing agreement as described in Section 7121 of the Code (or any corresponding or similar provision of state, local, or foreign Tax Laws) executed on or prior to the Closing Date, (v) intercompany transactions or excess loss accounts described in Treasury Regulations under Section 1502 of the Code (or any similar provision of state, local, or foreign Tax Laws) with respect to a transaction occurring prior to the Closing Date, or (vi) an election pursuant to Section 965(h) of the Code. (m) No Group Company distributed stock of another Person, and no Group Company has had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355 or Section 361 of the Code within the past two (2) years. (n) No Group Company has earned any item of income which could constitute subpart F income within the meaning of Section 952 of the Code or global intangible low-taxed income within the meaning of Section 951A of the Code or as of the Closing Date. No Group Company will hold assets as of the Closing Date that will constitute United States property within the meaning of Section 956 of the Code. (o) No Group Company has a permanent establishment (within the meaning of an applicable Tax treaty) or otherwise has an office or fixed place of business in a country other than the country in which it is organized. (p) Except as set forth on Schedule 4.8(p), the Group Companies are in compliance in all material respects with all applicable transfer pricing Laws, including the execution and maintenance of contemporaneous documentation substantiating the transfer pricing practice and methodology. 4.9 Real Property. (a) Schedule 4.9(a) sets forth, as of the date hereof, the addresses of all Owned Real Property. With respect to each Owned Real Property, (i) the Group Companies have good, valid and marketable fee simple title to such Owned Real Property, free and clear of all Liens, except Permitted Liens,

31 WEIL 97824360V.14 and, subject thereto, enjoys quiet and undisturbed possession thereunder, (ii) the Group Companies do not currently lease, sublease, license or otherwise give to any Person the right to use or occupy such Owned Real Property or any portion thereof, and (iii) there are no outstanding options or rights of first refusal to purchase any such Owned Real Property, or any portion thereof or interest therein. The Group Companies do not hold and are not parties to or obligated under any agreement, option, right of first refusal or other contractual right (other than as contained in any of the Leases) to purchase, acquire, sell, assign or dispose of any real property or any portion thereof or any interest therein. (b) Schedule 4.9(b) sets forth the addresses of all Leased Real Property (together with the Owned Real Property, collectively, the “Real Property”) and a list of all Leases. The Group Companies have made available to Parent a copy of each such Lease. With respect to each Lease: (i) the applicable Group Company party thereto has a valid, binding and enforceable leasehold interest under each Leased Real Property, free and clear of all Liens, other than Permitted Liens; (ii) neither the applicable Group Company party thereto nor, to the Company’s Knowledge, any other party to such Lease is in material default under such Lease and there does not exist any event, condition or omission that would constitute a material breach or a material default (whether by lapse of time or notice or both) by any other party. No applicable Group Company leases, licenses, assigns, subleases or, except as permitted under the terms of each Lease, otherwise grants to any person the right to use or occupy any portion of such Leased Real Property and no Person other than the Group Companies occupies or uses any portion of the Leased Real Property; and (iii) the execution, delivery and performance by the Company of this Agreement and any of the Ancillary Transaction Documents to which it is or will be a party, and the consummation of the transactions contemplated hereby and thereby, by such Persons do not and will not entitle any counterparty of any of the Leases to terminate any such Lease. (c) Except as set forth on Schedule 4.9(c), there are no restrictions, prohibitions or limitations under the Leases on the ability, directly or indirectly, to assign, transfer, pledge, hypothecate or otherwise convey or dispose of any interest in any of the Group Companies. (d) None of the Group Companies have received any written notice of condemnation or taking of any of the parcels of Owned Real Property or Leased Real Property. (e) To the Company’s Knowledge, none of the Group Companies are in violation in any material respect of any zoning, building or safety ordinance, regulation or requirement or other legal requirement applicable to the operation of the Owned Real Property or the Leased Real Property, nor has any of the Group Companies received written notice of any violation with which it has not complied in all material respects. (f) No material improvements constituting a part of the Owned Real Property or the Leased Real Property encroach on real property owned or leased by a Person other than a Group Company. (g) The Owned Real Property and the Leased Real Property constitute the only real property currently owned or leased by any of the Group Companies in connection with the operation of the business of the Group Companies as currently conducted and as presently proposed to be conducted.

32 WEIL 97824360V.14 (h) The buildings, structures, furniture, fixtures, machinery, equipment, vehicles and other items of tangible personal property of the Group Companies which are included in the Real Property are structurally sound, are in good operating condition and repair, and are adequate for the uses to which they are being put, and none of such buildings, structures, furniture, fixtures, machinery, equipment, vehicles and other items of tangible personal property is in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in nature or cost. 4.10 Personal Property; Condition and Sufficiency of Assets. (a) Except as disposed of in the ordinary course of business, the Group Companies have good and marketable title to, or in the case of leased tangible assets and other personal property, a valid leasehold interest in, all material items of tangible personal property reflected on the Financial Statements as owned or leased by a Group Company, free and clear of any Liens other than Permitted Liens. (b) Except as set forth in Schedule 4.10, the buildings, plants, structures, furniture, fixtures, machinery, equipment, vehicles and other items of tangible personal property of the Group Companies are structurally sound, are in good condition and repair, normal wear and tear expected, and are adequate for the uses to which they are being put, and none of such buildings, plants, structures, furniture, fixtures, machinery, equipment, vehicles and other items of tangible personal property is in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in nature or cost. 4.11 Intellectual Property. (a) Schedule 4.11(a) sets forth a list of each item of Company Intellectual Property that is (i) registered to, applied for by or issued to the Group Companies (“Scheduled Intellectual Property”), and (ii) material Company Software, including, for each item of Scheduled Intellectual Property listed, the relevant jurisdiction, registration or application number and date, as applicable, of such item. Each item of Scheduled Intellectual Property listed on Schedule 4.11(a)(i) is subsisting, and to the Company’s Knowledge, valid and enforceable. All necessary registration, maintenance, renewal, and other relevant filing fees due through the date hereof in connection with the Scheduled Intellectual Property have been timely paid and all necessary documents and certificates in connection therewith have been timely filed with the relevant Governmental Authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of maintaining such Scheduled Intellectual Property in full force and effect., except where any failure to do so would not have a Material Adverse Effect. (b) (i) No Group Company has, during the Applicable Ownership Period, infringed or misappropriated, or is now infringing or misappropriating, the Intellectual Property rights of any third party; (ii) there is no claim pending or threatened in writing against a Group Company with respect to the alleged infringement or misappropriation by a Group Company of any Intellectual Property rights of any third party; and (iii) there is no currently pending claim by a Group Company against a third party with respect to the alleged infringement or misappropriation of any Company Intellectual Property. No Group Company has, during the Applicable Ownership Period, sent a letter or other written communication to a third party alleging infringement, violation or misappropriation of any Company Intellectual Property by such third party, and, to the Company’s Knowledge, no third party is infringing any Group Company’s rights in the Company Intellectual Property. (c) A Group Company is the exclusive owner of all Company Intellectual Property. The Company Intellectual Property, together with any Intellectual Property licensed or sublicensed to the Group Companies pursuant to an IP Agreement constitutes all Intellectual Property

33 WEIL 97824360V.14 necessary for and used in and material to the operation of the business of the Group Companies as currently conducted. The consummation of the transactions contemplated hereunder will not result in the loss or impairment of each Group Company’s right to own, use or hold for use any Intellectual Property as owned, used or held for use in the conduct of the business or operations as currently conducted, except, in each case, where such loss or impairment results from an agreement, Order, settlement agreement or other arrangement entered into in substitution of any Legal Proceeding to which Parent, Merger Sub or their Affiliates (other than a Group Company) are subject or individually or in the aggregate, would not reasonable be expected to be material to such Group Company. (d) Each Group Company has taken commercially reasonable steps to maintain, establish and protect its rights in the material Company Intellectual Property, including the trade secrets of the business conducted by such Group Company. (e) Each Group Company has entered into written agreements with all employees, independent consultants and contractors and any other Persons who are employed or retained by it to, or otherwise have contributed to the discovery, conception, development, creation, or reduction to practice of any rights in and to material Company Intellectual Property, pursuant to which such Persons presently assign to a Group Company all their respective rights, title, and interest in and to such Intellectual Property (to the extent such rights did not otherwise vest with a member of the Group Companies under applicable Law). Each Group Company has entered into written agreements with all employees, independent consultants and contractors and any other Persons who are employed or retained by it containing confidentiality obligations on such employee, consultant, contractor or other Person sufficient to protect the trade secrets and other confidential information of the Group Companies. (f) Schedule 4.11(f) sets forth a complete and accurate list of any Open Source used by a Group Company, and identifies the license pursuant to which such Open Source is used. The Group Companies have not used any Open Source in the development, maintenance, or operation of any Company Software in a manner that obligates the Group Companies to disclose, contribute, distribute, license or otherwise make available to any third party (including the Open Source community) the source code for any material Company Software or any other material Company Intellectual Property. No source code for any Software owned or offered by a Group Company has been delivered, licensed or made available by a Group Company to any escrow agent or other Person who is not, as of the date of this Agreement, an employee of a Group Company. The Group Companies do not have any duty or obligation (whether present, contingent or otherwise) to deliver, license or make available the source code for any Software to any escrow agent or other Person. (g) The Group Companies own or have a valid right to access and use all Company IT Systems, and the Company IT Systems are reasonably adequate for, and operate and perform in all material respects as required in connection with, the operation of the business of the Group Companies as currently conducted. During the Applicable Ownership Period, no Group Company has suffered a breach or failure of the Company IT Systems that has had a material adverse impact on the operations of the business of the Group Companies. (h) The Company IT Systems are free from any defect, bug, virus, design or documentation error or corruptant that are designed or intended to disrupt the operating of or otherwise have a material adverse effect on the operation or use of the Company Software. During the Applicable Ownership Period, the Company IT Systems have not experienced any material unanticipated disruption or downtime. 4.12 Data Privacy.

34 WEIL 97824360V.14 (a) Except as disclosed in Schedule 4.12(a), each Group Company is and at all times during the Applicable Ownership Period, has been in material compliance with (i) all applicable Privacy Laws, and (ii) any contractual requirements regarding the processing or other handling of Personal Information to which any such Group Company is subject (“Privacy Agreements”). Each Group Company is, and at all times during the Applicable Ownership Period has been, in material compliance with the PCI Security Standards Council’s Payment Card Industry Data Security Standard (PCI-DSS) and all other applicable security rules and requirements as promulgated by the PCI Security Standards Council and, as applicable, by any member thereof, or by any entity that functions as a card brand, card association, card network, payment processor, acquiring bank, merchant or issuing bank, including, without limitation, all merchant- and service provider-specific requirements, the Payment Application Data Security Standards (PA-DSS) and all audit, scanning and filing requirements (collectively, “PCI Requirements”). (b) Except as disclosed in Schedule 4.12(b), each Group Company has implemented written policies governing Personal Information and data processing, including, without limitation, a publicly posted website privacy policy, mobile app privacy policy, and a comprehensive information security program that includes appropriate written information security policies (“Privacy and Data Security Policies”). The Company has made available a true, correct, and complete copy of each Group Company’s Privacy and Data Security Policy. Each Group Company is, and at all times during the Applicable Ownership Period has been, in material compliance with all applicable Privacy and Data Security Policies. Neither the execution, delivery or performance of this Agreement by the Group Companies nor the consummation by the Group Companies of the transactions contemplated under this Agreement will materially violate any applicable Privacy Agreements, Privacy and Data Security Policies, PCI Requirements or Privacy Laws. Except as would not reasonably be expected, individually or in the aggregate, to be material to the Group Companies, each Group Company has all necessary right, title or interest in the Personal Information processed by or on behalf of such Group Company to permit Parent to use such data consistent with the Company’s current operations. (c) Each Group Company has commercially reasonable safeguards in place to protect Personal Information, confidential information, customer information and Intellectual Property, in such Group Company’s possession or control against damage, loss, theft, or unauthorized use, disclosure, access or acquisition. There have been no material breaches involving, or material loss of or material unauthorized access, damage, modification, use, acquisition or disclosure of, Personal Information, confidential information, customer information or Intellectual Property in the possession or control of any Group Company, or to the Company’s Knowledge, processed for or on behalf of a Group Company by any of its service providers or contractors during the Applicable Ownership Period. There has been no material unauthorized access, use, disclosure, modification or destruction of any Company IT System during the Applicable Ownership Period. In the six (6) years preceding the date hereof, no Group Company has received any written notice of any claims of, or been charged with, or the subject of any investigation regarding, the violation of any Privacy Laws, Privacy Agreements, Privacy and Data Security Policies or PCI Requirements. (d) At all times during the Applicable Ownership Period, each Group Company that maintains a self-funded group health plan has been in material compliance with (i) all applicable group health plan requirements set forth at 45 C.F.R. § 164.504(f); (ii) the requirements to obtain and maintain business associate agreements as set forth at 45 C.F.R. § 164.504(e); (iii) requirements to have appropriate access controls and firewalls in place to prevent improper access to protected health information by individuals who are not authorized to receive it; (iv) requirements to provide each employee with a notice of the group health plan’s privacy practices which explains the allowable uses and disclosures of protected health information; and (v) training on HIPAA privacy and security policies and procedures and breach reporting for each staff member with access to protected health information by virtue of their

35 WEIL 97824360V.14 administrative responsibilities for the applicable group health plan, in each case (i) through (v), to the extent applicable to such Group Company. (e) To the extent applicable, no Group Company group health plan has, at any time during the Applicable Ownership Period, used or disclosed protected health information under HIPAA for employment-related actions and decisions or in connection with any other benefit or employee benefit plan of the Group Company. (f) There is no pending, nor has there been within the six (6) years preceding the date hereof any, written complaint, audit, proceeding, investigation, or claim against a Group Company initiated by (i) any Person or entity; (ii) the United States Department of Health and Human Services Office for Civil Rights or (iii) any state attorney general or similar state official, in each case (i) through (iii), alleging that any Group Company violated HIPAA with respect to its group health plan activities. 4.13 Contracts. Except as listed or described on Schedule 4.13, as of the date hereof, no Group Company is a party to or bound by any material agreements or contracts (“Contracts”) that are of a type described below (such Contracts listed on Schedule 4.13 are referred to herein as the “Material Contracts”): (a) any Contract pursuant to which a Group Company is required to make aggregate payments in excess of $250,000 in any fiscal year and $500,000 in the aggregate during the term thereof any ; (b) any Contract with any officer, director, manager, equityholder or Affiliate of any Group Company or any family member of such Person, including indemnification agreements, that have any continuing obligations as of the date of this Agreement, other than the Contracts listed on Schedule 4.13(c) or any employment offer letters or employment agreements that are terminable by a Group Company at-will without penalty; (c) any Contract with any Top Customer; (d) to the extent not described in clause (a) above, any Contract with any Top Supplier; (e) any employment agreement (i) that provides for annual base salary exceeding $180,000 per year or (ii) with a Person working outside of the United States that cannot be terminated by a Group Company without penalty on notice of thirty (30) days or less (except those statutory notice or severance amounts required by applicable Laws); (f) any Contract relating to the acquisition or disposition (by merger, purchase of stock or assets or otherwise) of any operating business or material assets or the capital stock of any other Person, in each case, for aggregate consideration in excess of $500,000 and for which a Group Company has any executory obligations, other than customary post-closing covenants and indemnification obligations; (g) any Contract for capital expenditures or the acquisition or construction of fixed assets in excess of $150,000, in each case by a Group Company; (h) any Contract relating to the borrowing of money, or the guaranty of another Person’s borrowing of money or other obligation, including all notes, mortgages, indentures and other obligations, guarantees of performance, agreements and instruments for or relating to any lending or

36 WEIL 97824360V.14 borrowing (other than advances to employees for expenses in the ordinary course of business or transactions with customers on credit in the ordinary course of business); (i) any Contract under which a Group Company has granted or received a license or sublicense to any material Intellectual Property (collectively, “IP Agreements”), other than, in each case, (i) “off the shelf” licenses pursuant to which Intellectual Property is made available through regular commercial distribution channels on standard terms and conditions and (ii) agreements entered into in the ordinary course of business pursuant to which Intellectual Property is non-exclusively licensed to third parties; (j) any Contract for joint ventures, partnerships, strategic alliances or similar arrangements; (k) any Contract (i) containing a covenant limiting in any material respect the right of a Group Company to (A) engage in any line of business, or (B) compete with any Person in any line of business or any geographic area, or (ii) prohibiting or limiting the right of a Group Company to make, sell or distribute any products or services; (l) any Contracts with any Governmental Authority; (m) any collective bargaining or other collective agreement; (n) any Lease and any other any lease, rental or occupancy agreement, real property license, installment or conditional sale agreement or other Contract that, in each case, provides for the ownership, leasing or occupancy of any Real Property with annual payments in excess of $250,000; (o) any Contract granting to any Person (other than a member of the Group Companies) an option or a first-refusal, first-offer or similar preferential right to purchase or acquire any material assets of any of the Group Companies; (p) any Contract granting any “most favored nations” or similar rights; (q) any warranty, indemnification, guaranty or other similar undertaking with respect to contractual performance extended by the Group Companies other than in the ordinary course of business; or (r) any settlement, conciliation, or similar Contract entered into during the Applicable Ownership Period arising out of or related to any claim asserted by any Person (including any Governmental Authority) which has a value greater than $250,000 and other than separation agreements entered into with former employees terminated in the ordinary course of business and earning total annual compensation of less than $175,000 in the year prior to termination. The Group Companies have made available to Parent true and correct copies of each Material Contract. Each Material Contract is a valid and binding obligation of the applicable Group Company, enforceable in accordance with its terms and conditions, subject to Laws of general application relating to public policy, bankruptcy, insolvency and the relief of debtors and rules of Law governing specific performance, injunctive relief and other equitable remedies, except for such failure to be valid and binding that would not have a Material Adverse Effect. Neither the applicable Group Company nor, to the Company’s Knowledge, any other party to such Material Contract is in breach or default under such Material Contract, and no event has occurred which, with the passage of time or the giving of notice or both, would constitute a default or breach under any Material Contract, in each case, except for such

37 WEIL 97824360V.14 breaches and defaults that would not have a material impact on the business of the Group Companies, taken as a whole. 4.14 Litigation. Except for Legal Proceedings or judgements, orders or decrees of a Governmental Authority (a) with respect to actions for monetary damages which the applicable Group Company maintains liability insurance, (b) with respect to any action for which the claim asserted has a value less than $250,000 or (c) as would not be material to the Group Companies taken as a whole, as of the date of this Agreement and during the Applicable Ownership Period, (y) there are no Legal Proceedings pending or, to the Company’s Knowledge, threatened against any Group Company or any officer, director or, employee of a Group Company arising out of their employment or director relationship with any Group Company, whether at law or in equity, or before or by any Governmental Authority or arbitrator nor, to the Company’s Knowledge, does there exist any basis therefor and (z) no Group Company or any officer, director or employee of any Group Company is or was subject to any judgment, order or decree of any Governmental Authority, and no Group Company is in default under or in material breach of any order of any Governmental Authority applicable to such Group Company. 4.15 Employee Benefits. (a) Schedule 4.15(a) lists each material Employee Benefit Plan. (b) The Group Companies have made available to Parent copies of the following, as applicable, with respect to each Employee Benefit Plan: (i) current plan documents, including any related trust documents, insurance contracts or other funding arrangements, and all amendments thereto, (ii) the most recent summary plan description provided to participants, (iii) the most recent determination or opinion letter received from the Internal Revenue Service, (iv) the most recent annual report (Form 5500) (to the extent applicable), and (v) all non-routine or material correspondence to and from any Governmental Authority with respect to any Employee Benefit Plan during the past three (3) years. (c) Each Employee Benefit Plan has been, in all material respects, maintained and administered in accordance with the terms of such Employee Benefit Plan and the requirements of applicable Law, including ERISA and the Code. The Group Companies have provided group health plan coverage in accordance with the Affordable Care Act and timely filed and distributed all required informational reports relating to same. (d) Each Employee Benefit Plan that is intended to meet the requirements of a “qualified plan” under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service or is in the form of a prototype or volume submitter document that is the subject of a favorable opinion letter from the Internal Revenue Service. (e) No Employee Benefit Plan is, and no Group Company has any actual or contingent liability with respect to any plan, subject to Section 302 of ERISA, Title IV of ERISA or Section 412 of the Code, including a “multiemployer plan” (as defined in Section 3(37) of ERISA). There are no unfunded liabilities in respect of any Employee Benefit Plan. No Group Company sponsors, maintains or administers a defined benefit pension plan under ERISA or any similar applicable Law. (f) No actions, claims (other than routine benefit claims), audits, investigations, or lawsuits have been asserted or instituted against any Employee Benefit Plan or related trust, sponsor, administrator or fiduciary during the Applicable Ownership Period, nor to the Company’s Knowledge, are there any threatened actions, claims or lawsuits, with respect to any Employee Benefit Plan.

38 WEIL 97824360V.14 (g) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment becoming due to any current employee or individual independent contractor of any Group Company, (ii) increase any benefits or compensation under any Employee Benefit Plan, or (iii) result in the acceleration of the time of payment, vesting or funding or result in the forfeiture of any benefits or compensation under any Employee Benefit Plan. 4.16 Environmental Matters. Except as provided in Schedule 4.16: (a) The Group Companies are, and for the past three (3) years have been, in compliance with all applicable Environmental Laws, which compliance includes obtaining, maintaining and complying with all Material Permits required pursuant to Environmental Law for the occupation of the Leased Real Property or Owned Real Property, ownership and operation of their business, and ownership of their assets (“Environmental Permits”) and are, and at all times have been, in compliance therewith, except for noncompliance that would not reasonably be expected to result in the Group Companies incurring material liabilities under Environmental Laws. The Group Companies have not received any written notice of any pending suspension, modification, revocation, cancellation, or non-renewal, in whole or in part, of any Environmental Permits. None of the Environmental Permits requires consent, notification or other action to remain in full force and effect following consummation of the transactions contemplated by this Agreement. (b) There has been no release or threatened release of any Hazardous Materials at, under, on, or from any Owned Real Property, Leased Real Property, or any properties formerly owned, leased, occupied or used by the Group Companies that would reasonably be expected to result in the Group Companies incurring a material liability. The Group Companies have not generated, used, transported, treated, stored, disposed or arranged for the treatment, storage or disposal of any Hazardous Materials under conditions that would reasonably be expected to result in any Group Company incurring material liability under Environmental Laws. (c) The Group Companies have not received any written notice, citation, compliant, summons, order, claim, information request, or other notification from any Governmental Authority or other Person during the Applicable Ownership Period alleging that any of the Group Companies have any liability pursuant to Environmental Laws or alleging any present or past failure to comply with any Environmental Laws, which failure has not been fully and finally resolved, except for such allegations that would not reasonably be expected to result in the Group Companies incurring material liabilities under any Environmental Laws. To the Company’s Knowledge, there are no events, conditions or circumstances that would reasonably be expected to result in material liability of the Group Companies pursuant to Environmental Laws, and there is no Legal Proceeding pending or, to the Company’s Knowledge, threatened that asserts any actual or potential liability pursuant to any Environmental Law. (d) The Group Companies have not assumed by contract any obligations or liabilities relating to Hazardous Materials or otherwise arising under or relating to Environmental Laws that would reasonably be expected to result in a Group Company incurring a material liability. (e) The Group Companies have made available to Parent and Merger Sub accurate and complete copies of all final and non-privileged environmental reports, studies, site assessments and risk assessments or other similar documents prepared for the Group Companies that are in the possession of the Group Companies and relate to the business, the assets of any of the Group Companies, the Owned Real Property and Leased Real Property, or any formerly owned or leased real property and identify known or potentially material liabilities under any Environmental Laws.

39 WEIL 97824360V.14 4.17 Labor Matters. (a) Schedule 4.17(a) sets forth a true, accurate and complete list as of the date hereof of all current employees and independent contractors of each Group Company, and for each of them, as applicable, (i) classification as an employee or independent contractor; (ii) job position or title; (iii) commencement date of employment or engagement with the applicable Group Company; (iv) overtime classification (as exempt or non-exempt under state, federal or foreign overtime and wage and hour applicable Laws); (v) hourly rate of compensation or base annual salary or annualized fees; (vi) commission, bonus or other incentive-based compensation (vii) any current leave of absence; and (viii) whether any employee of a Group Company is on a work permit or visa. (b) Each of the Group Companies is, and for the past three (3) years has been, in compliance in all material respects with, all applicable Laws and Contracts relating to employment, employment practices, immigration, wages, hours, employee compensation, discrimination, harassment and retaliation, equal pay, workplace health and safety, and has correctly classified employees as exempt employees and nonexempt employees under applicable Law. All independent contractors currently providing services to any Group Company are properly classified as independent contractors for purposes of all applicable Laws and Employee Benefit Plans. Except as set forth on Schedule 4.17(b), all employment or consulting Contracts currently in effect are terminable at will without notice (or pay in lieu) or payment of severance or similar amounts (except those statutory notice or severance amounts required by applicable Laws). (c) No Group Company is currently party to or bound by any labor Contract or collective bargaining agreement. No employee of any Group Company is currently represented by or part of a works council, union or other collective group, and there have been no attempts to form a work council, union or other collective group during the Applicable Ownership Period. (d) During the Applicable Ownership Period, to the Company’s Knowledge, no Group Company has experienced (i) any strike, picket, boycott, work stoppage, or slowdown, or (ii) any charge or complaint of unfair labor practice or employment discrimination, except in each case as would not be material to the Group Companies taken as a whole. (e) (i) Each Group Company has, for the past three (3) years, complied and is currently in compliance with, and has not received any notices of non-compliance or violation with respect to, any applicable Law relating or pertaining to COVID-19 or the SARS-CoV-2 virus, (ii) each Group Company has taken reasonable steps to minimize potential workplace exposure in light of COVID-19 or the SARS-CoV-2 virus, and (iii) the Company has made available to Parent true, accurate and complete copies of all (A) workplace communications from any Group Company to employees regarding actions or changes in workplace schedules, employee travel, remote work practices, onsite meetings, or other changes that have been implemented in response to COVID-19, (B) contingency plans for workplace cessation in light of COVID-19 and (C) policies implemented in relation to COVID-19. (f) There has been no “collective redundancy” or “employment loss” (as defined under the Worker Adjustment and Retraining Notification Act of 1988, or any similar foreign, state or local mass layoff Law, statute, rule or regulation) with respect to a group of employees of any Group Company within the six (6) months prior to the date hereof. 4.18 Insurance Policies. Schedule 4.18 sets forth a true and complete list of each material insurance policy and fidelity bond maintained as of the date hereof by, at the expense of or for the benefit of the Group Companies, (collectively, the “Insurance Policies”), true and complete copies of which have been made available to Parent. Neither the Group Companies nor any of their Affiliates have received

40 WEIL 97824360V.14 any written notice of pending cancellation of, premium increase with respect to, or material alteration of coverage under, any of such Insurance Policies. All such Insurance Policies are fully paid or current with regard to payment schedules, are valid and binding in accordance with their terms, and there are no material defaults under any such Insurance Policy by any Group Company or, to the Company’s Knowledge, the applicable insurer. Except as set forth on Schedule 4.18, (a) no Group Company has made any material claim under any Insurance Policy during the Applicable Ownership Period with respect to which an insurer has, in a written notice to any Group Company, denied or disputed its rights with respect to coverage other than customary reservations of rights and (b) no insurer has threatened in writing to cancel any Insurance Policy. A true and complete claims history for each Insurance Policy covering the three-year period prior to the date hereof has been made available to Parent. No Insurance Policies are written on a retrospective, audited, or similar premium basis. 4.19 Affiliate Transactions. Except for (a) employment and equity agreements and arrangements entered into by a Group Company and any employee thereto, (b) participation in Employee Benefit Plans by employees and (c) as set forth on Schedule 4.19, no officer, director, manager, equityholder or Affiliate of any Group Company or, to the Company’s Knowledge, any family member of such Person, (w) owes any amount to any Group Company, nor does any Group Company owe any amount to, or has any Group Company committed to make any loan or extend or guarantee credit to or for the benefit of, any such Person, (x) has purchased, acquired or leased any property, rights or services from, or sold, transferred or leased any assets, property, rights or services to any Group Company, (y) entered into or been subject to any Contract or transaction with a Group Company or (z) received any financial or other benefits from any Group Company, other than the payment of compensation for services rendered. 4.20 Top Customers. (a) Schedule 4.20(a) sets forth the names of the top twenty (20) customers of the Group Companies by dollar purchase volume (measured by the gross amount invoiced to such customer during the applicable period) that purchased goods, products or services from the Group Companies during (i) the years ended December 31, 2019 and December 31, 2020 and (ii) the 1-month period ended January 31, 2021, respectively (each a “Top Customer” and collectively, the “Top Customers”), together with the amount of the dollar purchase volume of each such Top Customer. (b) Except as set forth on Schedule 4.20(b), the Group Companies do not provide any special rebate, discount or similar programs (whether or not in writing) to any of the Top Customers. The Group Companies maintain good relations with each Top Customer and are in material compliance with the terms and conditions of each Top Customer, and to the Company’s Knowledge, no event has occurred that would materially and adversely affect any Group Company’s relations with any such Top Customer. Since December 31, 2020, none of the Top Customers has canceled, terminated or made any threat in writing to: (i) cancel or otherwise terminate its Contract with any Group Company, (ii) cancel or otherwise terminate its business relationship with any Group Company or (iii) decrease its usage of any Group Company’s services or products. None of the Top Customers has advised any Group Company in writing that it (A) intends to cease purchasing the products of any Group Company or to reduce its purchases from any Group Company by more than five percent (5%), on an annualized basis, from its annualized dollar purchase volume set forth on Schedule 4.20(b), or (B) will require any Group Company to reduce prices or otherwise materially and adversely change the terms of sale to such Top Customer as a condition of obtaining business or retaining existing business. 4.21 Top Suppliers. (a) Schedule 4.21(a) sets forth the names of the top ten (10) vendors and/or suppliers by dollar purchase volume (measured by the gross amount invoiced to the Group Companies by

41 WEIL 97824360V.14 such vendor and/or supplier during the applicable period) from which any Group Company ordered raw materials, components, supplies, merchandise, finished goods and related services or other goods and services (collectively, “Goods”) during (i) the years ended December 31, 2019 and December 31, 2020 and (ii) the 1-month period ended January 31, 2021, respectively (each a “Top Supplier” and collectively, the “Top Suppliers”), together with the total amount for which each such Top Supplier invoiced the Group Companies for the applicable time period. (b) The Top Suppliers are able to deliver goods and services to the Group Companies subject to the terms of their existing Contracts with Group Companies or, in the absence of such Contracts, the prices charged to the Group Companies during fiscal year 2021 in sufficient quantities to meet each Group Company’s requirements to continue in the ordinary course of business following the Closing. The Group Companies maintain good relations with each of the Top Suppliers, and to the Company’s Knowledge, no event has occurred that would materially and adversely affect any Group Company’s relations with any such Top Supplier. Since December 31, 2020, no Top Supplier has canceled, terminated or made any threat in writing to cancel or otherwise terminate its business relationship with any Group Company. None of the Top Suppliers have advised any Group Company, in writing, that any Top Supplier intends to refuse or otherwise fail to supply Goods to any Group Company at any time after the Closing Date in a manner consistent with past practices or, to the Company’s Knowledge, have breached its obligations to any Group Company in any material respect since December 31, 2019 that was not cured after a reasonable period after notice from the applicable Group Company. 4.22 Products Warranty. Each product manufactured, sold, leased, or delivered by the Group Companies has been in all material respects in conformity with all applicable contractual commitments and all express and implied warranties, and no Group Company has any Liabilities (and, to the Company’s Knowledge, there is no basis for any present or future action, suit, claim or legal, administrative or arbitral proceeding against any of them giving rise to any Liability) for replacement or repair thereof or other damage in connection therewith, subject only to the reserve for product warranty claims set forth on the face of the Interim Financial Statements (rather than in any notes thereto) as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Group Companies. No product manufactured, sold, leased, or delivered by any Group Company is subject to any guaranty, warranty, or other indemnity beyond the applicable standard terms and conditions of sale or lease. The Company has previously provided to Parent complete and accurate copies of the standard terms and conditions of sale or lease for each Group Company (containing applicable guaranty, warranty, and indemnity provisions). 4.23 Anti-Bribery and Anti-Money Laundering. Neither the Group Companies, nor to the Company’s Knowledge, any director, officer, employee or other Person acting on behalf or for the benefit of any Group Company, during the Applicable Ownership Period, have: (a) violated any applicable Anti-Bribery Laws or Anti-Money Laundering Laws; (b) offered, promised, provided, or authorized the provision of any money, property, contribution, gift, entertainment or other thing of value, directly or indirectly, to any Person to influence official action or secure an improper advantage, or to encourage the recipient to breach a duty of good faith or loyalty or the policies of his/her employer, or in violation of any applicable Anti-Bribery Law; (c) accepted or received any contribution, payment, gift or expenditure that was unlawful; or

42 WEIL 97824360V.14 (d) been the subject of any actual or threatened action by any Governmental Authority alleging non-compliance with Anti-Bribery Laws or Anti-Money Laundering Laws. 4.24 International Trade Matters. (a) The Group Companies have complied in all material respects with all customs and import Laws of the United States applicable to itself as the Importer of Record (“IOR”) (or otherwise) of all goods it has imported, entered or caused to enter into the United States during the Applicable Ownership Period. No Group Company has any duties, fees, taxes or other amounts owing or to be owed to Customs and Border Protection (“CBP”) for imports as of the date hereof, except for those incurred in the ordinary course of business. No Group Company has committed a material violation of the applicable customs and import Laws of the United States and has made no material false statement or omission to any Governmental Authority involving or otherwise relating to any requirements under the customs and import Laws of the United States for goods imported into the United States during the Applicable Ownership Period. (b) The Group Companies have at all times during the Applicable Ownership Period conducted its respective import and export transactions in accordance in all material respects with (i) all applicable United States import, export and re-export laws, regulations and controls, including the Arms Export Control Act, as amended (“AECA”), the International Traffic Arms Regulations, as amended (“ITAR”), the Export Administration Regulations (“EAR”), Foreign Assets Control Regulations (e.g. 31 C.F.R. Parts 500-599), Countering America’s Adversaries Through Sanctions Act (“CAATSA”), and Export Controls Reform Act of 2018 (“ECRA”) if and to the extent applicable and (ii) all other applicable import/export controls in all jurisdictions in which the Group Companies currently operate in the ordinary course of business. As of the date hereof, neither the Group Companies nor, to the Company’s Knowledge, any of their respective Affiliates, employees, contractors, representatives, agents, consultants or distributors, has violated in any material respect the aforementioned import, export and re-export laws, regulations, and controls during the Applicable Ownership Period. (c) To the Company’s Knowledge, neither any Company Intellectual Property or any Goods have ever at any time (i) been subject to the jurisdiction of the AECA or ITAR, or (ii) contained, incorporated, called to, or used any encryption or other “information security” functionality as that term is defined in 15 C.F.R. Part 772, including any third party encryption or other “information security” functionality. 4.25 Accounts and Notes Payable. All accounts payable and notes payable by each Group Company to third parties arose in the ordinary course of business and, there is no such account payable or note payable that is past due according to its terms, except those contested in good faith. 4.26 Accounts and Notes Receivable. (a) Schedule 4.26(a) contains a true and complete listing of each Group Company’s accounts and notes receivables as of the date hereof (the “Accounts Receivables”), showing the amount of each receivable, the carrying value of each receivable and an aging of amounts due thereunder. The Accounts Receivables (i) represent valid obligations and bona fide transactions made in the ordinary course of business, (ii) are fully collectible in the ordinary course of business without resort to any Legal Proceeding or collection agencies subject to the reserves therefor in the Interim Financial Statements, and (iii) are not subject to refunds or adjustments, valid defenses, set-offs or counterclaims (other than returns in the ordinary course of business). The aggregate amount of any counterclaims or offsetting claims that are pending or have been threatened in writing with respect to the Accounts Receivables do not exceed the aggregate amount of the reserves therefor.

43 WEIL 97824360V.14 (b) All of such Account Receivables relate solely to sales of Goods to the customers of the Group Companies, none of whom are Affiliates of any Group Company. 4.27 Powers of Attorney. Except as set forth on Schedule 4.27, there are no outstanding powers of attorney executed on behalf of any Group Company. 4.28 Brokers’ Fees. Other than to William Blair & Company, L.L.C. and Robert W. Baird & Co., there is no investment banker, broker, finder or other such intermediary that has been retained by each Company or any of its Subsidiaries that is entitled to a fee or commission in connection with the transactions contemplated by this Agreement from such Company or any Subsidiary. 4.29 No Other Representations and Warranties. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS ARTICLE IV, AS QUALIFIED BY THE DISCLOSURE SCHEDULES AND ANY REPRESENTATIONS AND WARRANTIES IN THE ANCILLARY TRANSACTION DOCUMENTS, NO GROUP COMPANY OR ANY OTHER PERSON MAKES ANY EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES REGARDING ANY GROUP COMPANY OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND EACH GROUP COMPANY HEREBY DISCLAIMS ANY SUCH REPRESENTATION OR WARRANTY WITH RESPECT TO THE EXECUTION AND DELIVERY OF THIS AGREEMENT AND THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. PARENT SHALL ACQUIRE THE BUSINESS OF THE COMPANY AND THE GROUP COMPANIES WITHOUT ANY REPRESENTATION OR WARRANTY AS TO MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, IN AN “AS IS” CONDITION AND ON A “WHERE IS” BASIS, EXCEPT AS OTHERWISE EXPRESSLY REPRESENTED OR WARRANTED IN THIS ARTICLE IV OR IN ANY ANCILLARY TRANSACTION DOCUMENTS. NOTWITHSTANDING ANYTHING TO THE CONTRARY, NO GROUP COMPANY OR ANY OTHER PERSON SHALL BE DEEMED TO MAKE ANY REPRESENTATION OR WARRANTY WITH RESPECT TO (I) ANY PROJECTIONS, ESTIMATES OR BUDGETS HERETOFORE DELIVERED TO OR MADE AVAILABLE TO PARENT, MERGER SUB OR THEIR RESPECTIVE COUNSEL, ACCOUNTANTS OR ADVISORS OF FUTURE REVENUES, EXPENSES OR EXPENDITURES OR FUTURE RESULTS OF OPERATIONS OF ANY GROUP COMPANY OR (II) EXCEPT AS EXPRESSLY COVERED BY A SPECIFIC REPRESENTATION AND WARRANTY CONTAINED IN THIS ARTICLE IV, AS QUALIFIED BY THE DISCLOSURE SCHEDULES AND ANY REPRESENTATIONS AND WARRANTIES IN THE ANCILLARY TRANSACTION DOCUMENTS, ANY OTHER INFORMATION OR DOCUMENTS (FINANCIAL OR OTHERWISE) MADE AVAILABLE TO PARENT, MERGER SUB OR THEIR RESPECTIVE COUNSEL, ACCOUNTANTS OR ADVISORS WITH RESPECT TO ANY GROUP COMPANY OR THE TRANSACTIONS CONTEMPLATED HEREBY. ARTICLE V REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB Parent represents and warrants, and upon the Joinder Agreement Effective Date, Merger Sub shall represent and warrant, to the Company as follows: 5.1 Organization. Parent is a New York corporation and Merger Sub is a Delaware corporation, each validly existing and in good standing under the Laws of the jurisdiction of its organization. 5.2 Ownership; No Prior Activities. Merger Sub is a wholly owned subsidiary of Parent, and Parent owns beneficially and of record all of the outstanding shares of common stock of Merger

44 WEIL 97824360V.14 Sub, which shares of common stock were validly issued, fully paid and non-assessable. Parent was formed solely for the purpose of engaging in the transactions contemplated by this Agreement and has engaged in no business activity other than as contemplated by this Agreement. Except for obligations or liabilities incurred in connection with the transactions contemplated by this Agreement and described herein, Merger Sub has not or will not have incurred, directly or indirectly, through any subsidiary or Affiliate, any obligations or liabilities or engaged in any business activities of any type or kind whatsoever or entered into any agreements or arrangements with any Person. 5.3 Authorization; Enforceability. Parent and Merger Sub have all requisite corporate power and authority, as applicable, to execute and deliver this Agreement and the Ancillary Transaction Documents to which it is a party and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement by Parent and Merger Sub and each Ancillary Transaction Document to which Parent or Merger Sub is a party and the consummation by Parent and Merger Sub of the Merger and the other transactions contemplated hereby and thereby have been duly authorized by all necessary action, and no other proceedings, approvals or votes on the part of Parent and Merger Sub and no equityholder votes are necessary to authorize this Agreement or the Ancillary Transaction Documents or to consummate the Merger and the other transactions contemplated hereby or thereby, other than the filing and recordation of the Certificate of Merger. This Agreement has been duly executed and delivered by Parent and Merger Sub and, assuming the due authorization, execution and delivery by the other Parties hereto, constitutes the valid and legally binding obligation of Parent and Merger Sub, enforceable in accordance with its terms and conditions, subject to the Enforceability Exceptions, except as would not, or would not reasonably be expected to, adversely affect or delay Parent’s or Merger Sub’s performance under this Agreement or any Ancillary Transaction Document or the consummation of the transactions contemplated hereby or thereby. 5.4 Non-contravention. (a) Neither the execution and delivery of this Agreement or any Ancillary Transaction Document to which Parent or Merger Sub is a party, nor the consummation of the Merger or the other transactions contemplated hereby or thereby, will (i) violate any Laws to which Parent or Merger Sub is subject, (ii) violate any provision of Parent’s or Merger Sub’s Governing Documents, or (iii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any Person the right to accelerate, terminate, modify or cancel or require any notice or consent under, or result in the imposition of any Lien (other than Permitted Liens) upon any of the assets of Parent or Merger Sub under, any agreement, contract, lease, license, instrument or other arrangement to which Parent or Merger Sub is a party or by which any of them is bound or to which any of their assets is subject, except in each case of clause (i) or (iii) where the violation, conflict, breach, default, acceleration, termination, modification, cancellation, failure to give notice or obtain consent or Lien would not adversely affect or delay Parent’s or Merger Sub’s performance under this Agreement or any Ancillary Transaction Document or the consummation of the transactions contemplated hereby or thereby. (b) Except for the filing of the Certificate of Merger under the DGCL, the pre- merger notification requirements of the HSR Act and any other applicable Antitrust Law filings, neither Parent nor Merger Sub needs to give any notice to, make any filing with or obtain any authorization, consent or approval of any Governmental Authority in order for the Parties to consummate the transactions contemplated by this Agreement. (c) None of Parent, any of its Subsidiaries (including Merger Sub) or any of their Affiliates is subject to, and none of them nor any of their respective assets, rights or properties is subject to, the provisions of any Order that seeks to prohibit, restrict or delay the consummation of the transactions contemplated by this Agreement. Additionally, Parent and each of its Subsidiaries (including Merger Sub) is in compliance with any applicable permits, licenses or other similar approvals issued in

45 WEIL 97824360V.14 respect of either such Person by any Governmental Authority, except, in each case, as would not, reasonably be expected to have a material adverse effect on Parent or Merger Sub. 5.5 Brokers’ Fees. Neither Parent nor Merger Sub has any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement. 5.6 Litigation. There are no actions, suits, claims or legal, administrative or arbitral proceedings pending against, or threatened in writing against, Parent or Merger Sub that would adversely affect or delay Parent’s or Merger Sub’s performance under this Agreement or the consummation of the transactions contemplated by this Agreement. 5.7 Financing. (a) As of the date of this Agreement, Parent has delivered to the Company complete and accurate copies of executed debt commitment letters, dated as of the date of this Agreement, among Parent, Merger Sub and the lenders or other Persons party thereto (together with all annexes, schedules and exhibits thereto and any fee letters related thereto redacted in a manner described below and any Definitive Financing Agreement executed prior to the Closing, as amended or otherwise modified in accordance with Section 7.3, the “Financing Instruments”) pursuant to which the lenders and other Persons party thereto have agreed, subject to the terms and conditions set forth therein, to provide or cause to be provided the amounts set forth therein for the purpose, among others, of financing the transactions contemplated by this Agreement and related fees and expenses to be incurred by Parent and Merger Sub in connection therewith and for the other purposes set forth therein (the “Financing”). Parent has also delivered to the Company a true, correct and complete copy of any fee letter (with the fee and other provisions, including any “market flex” term, “successful syndication” levels, pricing terms and other commercially sensitive information specified therein redacted, in each case, so long as no such redaction covers terms that would cause the proceeds of the Financing, together with any cash on hand, to be less than the Required Amount, or otherwise impact the conditionality, availability or termination of the Financing) executed in connection with the Financing Instruments (any such letter, a “Fee Letter”). (b) As of the date of this Agreement, (i) the Financing Instruments have not been amended or modified prior to the date of this Agreement, (ii) no such amendment or modification is contemplated by Parent or, to the knowledge of Parent, by the other parties thereto (other than to add bona fide, creditworthy lenders, lead arrangers, bookrunners, syndication agents and other Financing Sources), (iii) the respective commitments contained therein have not been withdrawn, terminated, repudiated, rescinded, amended, supplemented or modified in any respect and (iv) the Financing Instruments represent legal, valid, binding and enforceable obligations of Parent and Merger Sub and, to the knowledge of Parent, each other party thereto, except as enforceability may be limited by laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether considered in a proceeding at law or in equity). There are no (A) other Contracts, side letters or arrangements to which Parent or Merger Sub is a party relating to the funding or investing, as applicable, of the full amount of the Financing or (B) conditions precedent to the obligations of the Financing Sources party to the Financing Instruments to fund the full amount of the Financing on the Closing Date, in each case, other than as expressly set forth in the Financing Instruments. (c) Assuming (x) the Financing is funded in accordance with the Financing Instruments and (y) the satisfaction of the conditions set forth in Sections 8.2(a) and (b), the Financing, together with any cash on hand, is sufficient to satisfy Parent’s obligations hereunder to (i) make all payments contemplated to be made by Parent under this Agreement in connection with the Merger (including the payment of all amounts payable by Parent pursuant to Article III in connection with or as a

46 WEIL 97824360V.14 result of the Merger), and (ii) pay all fees and expenses required to be paid at the Closing by Parent or Merger Sub in connection with the Merger and the Financing (such amount, the “Required Amount”). (d) As of the date of this Agreement, (i) to the knowledge of Parent and Merger Sub, no event has occurred that, with or without notice, lapse of time or both, would constitute a default or breach on the part of Parent or Merger Sub under any term or condition of the Financing Instruments that would give rise to a right on the part of the relevant Financing Source to terminate its obligations to provide the Financing under the Financing Instrument and (ii) assuming satisfaction of the conditions set forth in Section 8.1 and 8.2, each of Parent and Merger Sub has no reason to believe that it will not be unable to satisfy, on a timely basis, any condition to the funding of the Financing or that any portion of the Financing will be unavailable on the Closing Date. (e) Each of Parent and Merger Sub has fully paid and any all commitment or other fees required by the Financing Instruments to be paid on or before the date of this Agreement. 5.8 Solvency of the Surviving Company. Immediately following the Effective Time, the Surviving Company will be Solvent. For purposes of this Agreement, “Solvent” when used with respect to the Surviving Company means that, as of any date of determination, (a) the Present Fair Salable Value of its assets will, as of such date, exceed its probable liabilities on existing debts as they become absolute and matured (including, in any event, payments that may become due under the debt instruments as a result of the transactions contemplated hereby), (b) the Surviving Company will not have, as of such date, an unreasonably small amount of assets or capital for the business in which it is engaged, and (c) the sum of its debts does not exceed the fair value of its assets. For purposes of the definition of “Solvent”, “debt” means liability on a right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured. “Present Fair Salable Value” means the amount that may be realized if the aggregate assets of the Surviving Company (including goodwill) are sold as an entirety with reasonable promptness in an arm’s length transaction under present conditions for the sale of comparable business enterprises. 5.9 Investment Representation; Investigation. Parent is acquiring the Company Shares for its own account with the present intention of holding such securities for investment purposes and not with a view to, or for sale in connection with, any distribution of such securities in violation of any federal or state securities Laws. Parent is an “accredited investor” within the meaning of Regulation D promulgated pursuant to the Securities Act. Parent is (either alone or through its advisors and Affiliates) informed and sophisticated and has sufficient knowledge and experience in financial and business matters and the industries in which the Group Companies operate and is capable of evaluating the merits and risks of the transactions contemplated by this Agreement and the other Ancillary Transaction Documents and is able to bear the substantial economic risk of such investment for an indefinite period of time, including a complete loss of its investment. Parent confirms that it and its advisors have been afforded access to the books and records, facilities, contracts, assets, equipment and personnel of the Group Companies that Parent and its respective advisors have desired or requested and deemed necessary to review and have had the opportunity to ask all questions necessary and received appropriate responses thereto for purposes of conducting a due diligence investigation. Parent acknowledges and agrees that the Company Shares have not been registered under the Securities Act of 1933, as amended or any state securities Laws and understands and agrees that that the Company Shares being acquired hereunder may not be sold, transferred, offered for sale, pledged or otherwise disposed of without compliance with applicable Law, except pursuant to an exemption therefrom under applicable securities Laws. Parent has no reason to anticipate any change in circumstances, or other particular occasion or event, which would cause Parent to attempt to sell, transfer or otherwise dispose of such shares in violation of applicable securities Laws.

47 WEIL 97824360V.14 5.10 Condition of the Business. Notwithstanding anything contained in this Agreement to the contrary, Parent and Merger Sub acknowledge and agree that no Group Company, nor any other Person, including any officer, agent, representative or employee of the Representative or any of the Group Companies, is making any representations or warranties whatsoever, express or implied, at law or in equity, in connection with this Agreement or the Ancillary Transaction Documents or the transactions contemplated hereby or thereby beyond those expressly given by the Company in ARTICLE IV (each as modified by the Disclosure Schedules), the Ancillary Transaction Documents or any certificate delivered pursuant to this Agreement, and Parent and Merger Sub are not relying on any other representations or warranties not expressly made by the Company in ARTICLE IV (each as modified by the Disclosure Schedules), the Ancillary Transaction Documents or any certificate delivered pursuant to this Agreement. Parent and Merger Sub acknowledge and agree that, except for the express representations and warranties contained in ARTICLE IV, the Ancillary Transaction Documents or any certificate delivered pursuant to this Agreement, the assets and the business of the Group Companies are being transferred on a “where is” and, as to condition, “as is” basis. Parent and Merger Sub further acknowledge that none of the Group Companies, nor any of their Affiliates nor any other Person has made or is making any representation or warranty, express or implied, at law or in equity, as to the accuracy or completeness of any information, data, or statement regarding any Group Company, or the transactions contemplated hereby, including in respect of the Company Equityholders, the business, merchantability or fitness for any particular purpose of any assets, the nature or extent of any liabilities, the prospects of the business, the effectiveness, the success of any operations, or the accuracy or completeness of any confidential information memoranda, documents, projections, material, statement or other information (financial or otherwise) regarding any Group Company furnished to Parent or its representatives or made available to Parent and its representatives in any “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, the transactions contemplated hereby, or in respect of any other matter or thing whatsoever, not expressly set forth in ARTICLE IV (each as modified by the Disclosure Schedules), the Ancillary Transaction Documents or any certificate delivered pursuant to this Agreement, and none of any Group Company, or any of their Affiliates or any other Person will have or be subject to any obligation or liability to Parent or any Surviving Group Company or any other Person for providing or not providing to Parent or any Surviving Group Company or Parent’s or any Surviving Group Company’s representatives any information not specifically required to be provided or disclosed pursuant to the specific representations and warranties set forth in ARTICLE IV of this Agreement, the Ancillary Transaction Documents or any certificate delivered pursuant to this Agreement, or Parent’s or any Surviving Group Company’s use of, any such information, including any other publications or data room information provided to Parent or its representatives, or any other document or information in any form provided to Parent or its representatives in connection with the sale of the Group Companies, and any related transactions. Parent and Merger Sub acknowledge and agree that they have conducted to their satisfaction, their own independent investigation of the condition, operations and business of the Group Companies and, in making their determination to proceed with the transactions contemplated hereby, Parent and Merger Sub have relied solely on the results of their own independent investigation. ARTICLE VI PRE CLOSING COVENANTS OF THE COMPANY 6.1 Conduct of Business. From the date of this Agreement, each Group Company shall conduct its business in all material respects according to its ordinary course of business in the same manner as heretofore conducted. Except as otherwise contemplated by this Agreement, as set forth on Schedule 6.1 or as otherwise consented to in writing by Parent (which consent shall not be unreasonably withheld, conditioned or delayed), from the date hereof through the Closing or the earlier termination of this Agreement pursuant to ARTICLE XI hereof, the Group Companies covenant and agree that:

48 WEIL 97824360V.14 (a) except in the ordinary course of business or as otherwise required by Law or existing Contract or Employee Benefit Plan, no Group Company shall (i) increase the base salary or bonus of any of its existing employees whose annual base salary is in excess of $175,000, (ii) except with respect to the Transaction Bonuses, take any action to accelerate the vesting or otherwise fund or secure the payment of, any compensation or benefits under any Employee Benefit Plan, or (iii) amend or enter into a new Employee Benefit Plan that would have a material financial impact on the Company; (b) no Group Company shall issue, deliver or sell, or authorize or propose the issuance, delivery or sale of, any equity interests of such Group Company, or any securities convertible into any such equity interests, or any rights, warrants, calls, subscriptions or options to acquire any such equity interests or convertible securities, or enter into or adopt a plan or agreement of reorganization, merger or consolidation or adopt a plan of complete or partial liquidation or dissolution; (c) no Group Company shall amend its Governing Documents or form any subsidiary or joint venture entity; (d) no Group Company shall sell, lease, license, encumber or otherwise dispose of, or agree to sell, lease, license, encumber or otherwise dispose of, any of its material assets other than, in the case of assets or properties that are not real property, in the ordinary course of business; (e) no Group Company shall acquire or lease, or agree to acquire or lease, any real property; (f) except in the ordinary course of business and the Transaction Bonus Letters, no Group Company shall enter into, terminate, amend or modify any Material Contract; (g) no Group Company shall provide a loan or advance to any Person, other than advances to employees for business expenses to be incurred in the ordinary course of business or transactions with customers on credit in the ordinary course of business; (h) no Group Company shall make any change in any method of accounting, make or change any Tax election, settle any claim or assessment for any amount of Taxes relating to any Group Company or consent to any extension or waiver of the limitation period applicable to any claim or assessment for any amount of Taxes relating to any Group Company, in each case except as required by applicable Law or GAAP; (i) no Group Company shall (A) incur any Indebtedness or issue any securities evidencing Indebtedness, in each case, in excess of $250,000 (pursuant to any Contract evidencing such Indebtedness in effect as of the date hereof), (B) make any loans or advances of borrowed money, capital contributions to, or equity investments in, any Person or (C) create any Subsidiaries; (j) no Group Company shall initiate, settle or compromise any Legal Proceeding; (k) no Group Company shall enter into any contract, understanding or commitment that contains any restrictive covenant or otherwise materially restrains, restricts, limits or impedes the ability of the Company or its Subsidiaries to compete with or conduct any business in any geographic area or solicit the employment of any Persons, except for any such Contracts entered into by the Group Companies in the ordinary course of business; (l) no Group Company shall increase any reserves for contingent Liabilities;

49 WEIL 97824360V.14 (m) no Group Company shall write-down or write-up the value of any asset or, other than in the ordinary course of business, write-off, or accelerate the collection of, any accounts receivable or notes receivable; (n) no Group Company shall open any new facility or enter into any new line of business or close any facility or discontinue any line of business or any business operations; (o) no Group Company shall authorize or enter into any agreement in furtherance of the foregoing. Notwithstanding anything to the contrary in this Agreement, prior to the Closing, (i) nothing in this Agreement shall prohibit or otherwise restrict any Group Company from (A) declaring and paying any dividends or distributions of cash and cash equivalents of such Group Company (including Tax distributions if permitted under any Governing Documents of the Company) or from repaying, or accepting as a contribution of capital, any Indebtedness of such Group Company in each case with available Cash on Hand provided that any such actions be taken and completed prior to the Closing, (B) subject to Section 6.12, negotiating or entering into a waiver or similar agreement with Amazon relating to the Amazon ROFO, and (C) subject to Section 6.12, taking any actions (or failing to take any actions) to the reasonably deemed by the Group Companies to be advisable or necessary in order for Dorner Manufacturing to comply with its obligations under Section 11 of the Amazon Product Schedule, including the delivery (or failure to deliver) of an Offer Notice in accordance therewith, and (ii) any deviations from the ordinary course of business of the Group Companies or actions, activities or conduct of any Group Company reasonably necessary (in the Company’s sole discretion) to mitigate, remedy, respond to or otherwise address the effects of the COVID-19 or SARS-CoV-2 virus (or any mutation or variation thereof or related health condition), as mandated by any Governmental Authority or for purposes of protecting the health or safety of any Person, that would otherwise be in breach of this Section 6.1 and in no event shall any such action described in the foregoing clauses (i) and (ii) be deemed to constitute a breach of this Agreement in any respect. In addition, nothing contained in this Agreement is intended to give Parent or any Merger Sub, directly or indirectly, the right to control or direct any Group Company’s operations prior to the Effective Time. Prior to the Effective Time, the Group Companies shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over their respective operations. 6.2 Filings; Consents; Etc. The Company shall (together with Parent in accordance with Section 7.1(b)), as promptly as practicable and no later than five (5) Business Days following the date of this Agreement (which such date shall automatically be extended in the event that the United States Federal Trade Commission or United States Department of Justice are closed or not accepting filings of the notification form required pursuant to the HSR Act), file with the United States Federal Trade Commission and the United States Department of Justice, the notification form required pursuant to the HSR Act for the transactions contemplated by this Agreement, which form shall specifically request early termination of the waiting period prescribed by the HSR Act. Company shall (i) furnish to Parent’s counsel such necessary information and reasonable assistance as Parent may request in connection with its preparation of any filing or submission that is necessary under the HSR Act, (ii) respond as promptly as practicable to any inquiries or requests received from any Governmental Authority for additional information or documentation and (iii) use its reasonable best efforts to cause the waiting periods or other requirements under the HSR Act and all other applicable Antitrust Laws to terminate or expire at the earliest possible date, including by providing Parent with prompt and reasonable cooperation and assistance in gathering and preparing information and materials reasonably necessary to expedite review of the aforementioned filings and clearance of the transactions contemplated hereby by any Governmental Authority under any Antitrust Law. Company shall respond as promptly as practicable to any requests made for any additional information in connection with such filings. The Company shall (A) promptly notify Parent of any substantive written communication to the Company or its Affiliates from any Governmental Authority and, subject to

50 WEIL 97824360V.14 applicable Law, permit Parent to review in advance any proposed substantive written communication to any of the foregoing (and consider in good faith the views of Parent in connection therewith); (B) not agree to participate, or to permit its Affiliates to participate, in any substantive meeting or discussion with any Governmental Authority in respect of any filings, investigation or inquiry concerning this Agreement unless it consults with Parent in advance and, to the extent permitted by such Governmental Authority, gives Parent the opportunity to attend and participate thereat; and (C) subject to reasonable privilege and confidentiality considerations, furnish Parent with copies of all substantive correspondence and communications (and memoranda setting forth the substance thereof) between it and its Affiliates and their respective representatives on the one hand, and any Governmental Authority or members of its staff on the other hand, with respect to this Agreement. 6.3 Publicity. Prior to the first to occur of the Closing Date and the termination of this Agreement pursuant to ARTICLE XI hereof, unless required by applicable Law, the Company shall not, and shall not permit any Group Company or any of its Affiliates to, issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed); provided, however, that the foregoing shall not restrict or prohibit any Group Company from making any announcement to its employees, customers and suppliers to the extent such Group Company reasonably determines in good faith that such announcement is necessary or advisable in connection with the transactions contemplated hereby, but only upon the prior written consent by Parent (not to be unreasonably withheld, conditioned or delayed). For the avoidance of doubt, the Parties acknowledge and agree that the direct and indirect equityholders of the Company that are financial sponsors may provide general information about the subject matter of this Agreement in connection with their normal fund raising, marketing, informational or reporting activities. 6.4 Access. The Company will permit Parent and its representatives (including legal counsel and accountants) to have, upon reasonable prior written notice, reasonable access during normal business hours and under reasonable circumstances, and in a manner so as not to interfere with the normal business operations of any Group Company, to the premises, books, records (including Tax records), contracts and documents of or pertaining to any Group Company. All requests for such access shall be directed to Terry Schadeberg and such other Persons as the Company may designate in writing from time to time (collectively, the “Designated Contacts”). Other than the Designated Contacts, neither Parent nor any of its Affiliates or any of their respective representatives shall contact any other employee, customer, supplier, landlord, lender or other material business relation of any Group Company without the prior written consent of the Company. Parent shall comply with, and shall cause its representatives to comply with, all of their obligations under the Confidentiality Agreement with respect to the information disclosed pursuant to this Section 6.4, which Confidentiality Agreement will remain in full force and effect. 6.5 Sensitive Information. Notwithstanding the obligations set forth in this ARTICLE VI to the contrary, the Group Companies may withhold from Parent and Merger Sub: (a) any document or information that a Group Company is prohibited from disclosing pursuant to the terms of a confidentiality agreement with a third party; and (b) any document or information that is subject to attorney-client or other legal privilege if making available such document or information would result in a violation or waiver of such privilege, provided that in each case, the Company shall use commercially reasonable efforts to allow such access or disclosure that does not violate, breach or waive any rights or privileges set forth in subsections (a) and (b) herein. 6.6 Requisite Stockholder Approvals. The Company shall deliver to Parent its Requisite Stockholder Approval as promptly as practicable following the date hereof (but in any event within 1 Business Day of the date hereof), in accordance with the Governing Documents of the Company and any other applicable Law.

51 WEIL 97824360V.14 6.7 R&W Insurance Policy. Prior to the Closing, Parent shall provide to the Company a true and complete copy of the buyer-side representation and warranty insurance policy, to be issued at the Closing in the name of and for the benefit of Parent in respect of the representations and warranties contained in this Agreement, any Ancillary Transaction Document or in any certificate, document or other instrument contemplated by or delivered in connection with this Agreement (the “R&W Insurance Policy”). Parent will promptly pay all premiums, underwriting fees, brokers’ commissions and other costs and expenses required for the full term of the R&W Insurance Policy. The R&W Insurance Policy shall include a provision whereby the insurer under the R&W Insurance Policy expressly waives, and agrees not to pursue, directly or indirectly and other than in the event of Fraud, any subrogation rights against any former or current equityholder(s), managers, members, directors, officers, employees, agents or representatives of the Company with respect to any claim made by an insured thereunder. Parent shall not waive, amend or modify such subrogation provision in any material respect, or allow such subrogation provision to be waived, amended or modified, without the prior written consent of the Representative (such consent not to be unreasonably conditioned, withheld or delayed). In addition, the R&W Insurance Policy shall not provide for any “seller retention” (as such phrase is commonly used in the representations and warranties insurance policy industry). Parent acknowledges and agrees that the obtaining of a R&W Insurance Policy is not a condition to the Closing and Parent shall remain obligated, subject only to the satisfaction or waiver of the conditions set forth in ARTICLE VIII, to consummate the transactions contemplated by this Agreement, even if the R&W Insurance Policy is not obtained at or prior to the Closing. In addition, Parent acknowledges and agrees that the obtaining of the R&W Insurance Policy shall not impede or delay the Closing. From and after the date hereof, the Company and the Representative agree to reasonably cooperate with Parent in connection with Parent’s procurement of the R&W Insurance Policy, including by providing information and documents reasonably requested or required by the insurer under the R&W Insurance Policy. 6.8 280G. Between the date hereof and the Closing Date, the Company will (or will cause its applicable Affiliates to) use commercially reasonable efforts to obtain waivers and will solicit equityholder approval of any payments that may, separately or in the aggregate, constitute “excess parachute payments” (within the meaning of Section 280G of the Code) that may be made to individuals whom the Company reasonably believes are, with respect to the Company, “disqualified individuals” (within the meaning of Section 280G(c) of the Code and the regulations thereunder) in connection with the transactions contemplated by this Agreement, such that such payments would not be deemed to constitute “excess parachute payments” pursuant to Section 280G of the Code; provided, that the Company shall not be in breach of this covenant solely as a result of the refusal of any disqualified individual to waive the applicable payments and submit them to the applicable stockholder vote, so long as the Company used commercially reasonable efforts to solicit such waiver (provided that the Company shall not be required to provide any additional value to such disqualified individual in order to receive such waiver). The Company shall forward to Parent, and allow Parent three (3) days to review and comment upon, prior to submission to the applicable shareholders or unitholders, copies of all material documents prepared for purposes of complying with this provision and shall consider any such reasonable comments in good faith. Prior to the Closing Date, the Company shall deliver to Parent notification that (a) a vote was solicited in conformance with Section 280G(b)(5) of the Code and the regulations promulgated thereunder and the requisite equityholder approval was obtained with respect to any waived payments or benefits that were subject to the equityholder vote, or (b) such equityholder approval was not obtained and, as a consequence, that such waived payments or benefits shall not be made or provided to the extent they would cause any amounts to constitute “excess parachute payments” pursuant to Section 280G of the Code. Notwithstanding the foregoing and subject to compliance with Section 6.8 to the extent that any contract, agreement, or plan is entered into by Parent, the Surviving Group Companies or any of their Affiliates and a disqualified individual in connection with the transactions contemplated by this Agreement before the Closing Date (the “Parent Arrangements”), Parent shall provide a copy of such contract, agreement or plan to the Company and the Representative at least ten (10) days before the Closing Date and shall cooperate with the Company

52 WEIL 97824360V.14 in good faith in order to calculate or determine the value (for the purposes of Section 280G of the Code) of any payments or benefits granted or contemplated therein, which may be paid or granted in connection with the transactions contemplated by this Agreement that could constitute a “parachute payment” under Section 280G of the Code. 6.9 Supplemental Information. At any time, and from time to time, prior to the Closing, each Party shall notify the other Parties as promptly as practicable of the occurrence of any event that would be more likely than not to result in the failure of any of the conditions set forth in Section 8.1, Section 8.2, or Section 8.3, respectively, to be satisfied. 6.10 Financing Cooperation. (a) Prior to the Effective Time, the Company will use its commercially reasonable efforts, and will cause each of its Subsidiaries and its and their representatives, at Parent’s sole cost and expense, to use their respective commercially reasonable efforts, to provide Parent and Merger Sub with all cooperation as is customary for financings of this type to assist them in connection with Parent and Merger Sub obtaining the Financing, including: (i) participating (and causing senior management and Representatives of the Company to participate) in a reasonable number of virtual meetings, calls and presentations (limited to one “bank meeting”) and sessions with rating agencies, and otherwise cooperating with the marketing or syndication efforts for any of the Financing and assisting Parent in obtaining ratings as contemplated by the Financing, in each case, during normal business hours and upon reasonable notice and otherwise in a manner so as not to unduly disrupt the business of such Person; (ii) assisting with the timely preparation of customary materials for rating agency presentations, bank information memoranda, investor presentations, and similar documents required in connection with the Financing, including providing customary authorization letters related thereto; (iii) using commercially reasonable efforts to facilitate the delivery of legal opinions that counsel to Parent and Merger Sub are not qualified to provide, as reasonably requested by Parent on behalf of the Financing Sources; (iv) if applicable, using commercially reasonable efforts to ensure that the syndication efforts for the Financing benefit from the Company’s existing banking relationships; (v) facilitating the pledging of collateral for the Financing (including using reasonable efforts to facilitate the delivery of original stock certificates and original stock powers of the Company to the extent required at Closing in connection with the Financing), including executing and delivering any customary pledge and security documents, credit agreements, ancillary loan documents, original stock certificates and customary closing certificates (other than, for the avoidance of doubt, a solvency certificate) and documents (in each case, subject to and only effective upon occurrence of the Closing) and assisting in preparing the definitive financing documentation and the schedules thereto as may be reasonably requested by Parent; (vi) reasonably cooperating with Parent’s legal counsel in connection with customary legal opinions required of Parent in connection with the Financing;

53 WEIL 97824360V.14 (vii) (A) delivering notices of prepayment prescribed in the documentation governing any debt to be prepaid on the Closing Date and (B) arranging for customary payoff letters, lien terminations and instruments and acknowledgements of discharge with respect to the Indebtedness listed on Schedule 9.1(i) hereto (it being understood and agreed that reasonable best efforts will be used to deliver drafts of such documents to Parent no later than five (5) Business Day prior to the Closing Date); (viii) furnishing Parent and its Financing Sources promptly, and in any event at least three (3) Business Days prior to the Closing Date (to the extent requested by the Financing Sources at least ten (10) Business Days prior to the Closing Date), with all documentation and other information required by Governmental Authorities with respect to the Financing under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act; and (ix) as of the Closing Date, taking all corporate actions reasonably requested by the Parent to authorize the consummation of the Financing and any Alternative Financing. provided that (1) nothing herein shall require such cooperation to the extent it would (A) subject any of the Company or its Subsidiaries or their respective directors, managers, officers, employees or other representatives to any actual or potential personal liability, (B) reasonably be expected to conflict with, or violate, the Company’s and/or any of its Subsidiaries’ Governing Documents or any Law, or result in the contravention of, or violation or breach of, or default under, any contract to which the Company or any of its Affiliates is a party, (C) cause any representation, warranty, covenant or other obligation in this Agreement or any Ancillary Transaction Document to be breached or any closing condition to fail to be satisfied, (D) require the Company or its Affiliates to (i) pay or agree to pay any fees or reimburse any expenses prior to the Closing for which it will not be reimbursed by or on behalf of Parent, or to give any indemnities or incur any liabilities that are effective prior to the Closing, or (ii) deliver or obtain opinions of internal or external counsel, (E) provide access to or disclose information that the Company or any of its Subsidiaries determines in good faith would jeopardize any attorney-client or similar privilege, (F) require the preparation of financial statements or provide any information that is not readily available to the Company and its Subsidiaries; it being understood and agreed that the preparation of pro forma financial statements shall be the responsibility of Parent and/or Merger Sub, (G) require the Company and/or any Subsidiary to make any representation, warranty or certification that, in the good faith determination of the Company, is not true, (H) provide any cooperation or information that does not pertain to the Company or its Subsidiaries (it being understood and agreed that no officer or employee of the Company or its Subsidiaries shall be required to take any action other than on behalf of the Company and/or its applicable Subsidiary in his, her or their capacity as an officer or employee of the Company or the applicable Subsidiary), (2) nothing herein shall require such cooperation from the Company or its Affiliates to the extent it would, in the Company’s reasonable judgment, unreasonably interfere with the ongoing operations of the Company or its Affiliates or create an unreasonable risk of damage or destruction to any property or assets of the Company or any of its Subsidiaries or (3) none of the directors or managers of the Company and its Subsidiaries, acting in such capacity, shall be required to execute, deliver or enter into or perform any agreement, document or instrument, including any Definitive Financing Agreement, with respect to the Financing or adopt any resolutions or take any other actions approving the agreements, documents and instruments pursuant to which the Financing is obtained, including any Definitive Financing Agreement, unless Parent and Merger Sub shall have determined that such directors and managers are to remain as directors or managers of the Company or such Subsidiary on and after the Effective Time and such resolutions are effective upon the Closing.

54 WEIL 97824360V.14 (b) Notwithstanding anything in this Section 6.10 to the contrary, (A) no action, liability or obligation of the Company, any of its Subsidiaries or any of their respective representatives pursuant to any certificate, agreement, arrangement, document or instrument relating to the Financing, other than customary authorization letters, will be effective until the Effective Time and (B) neither the Company nor any of its Subsidiaries will be required to take any action (including the distribution or transfer by or through any non-U.S. Subsidiary of the Company, whether by dividend, loan or otherwise, of any cash) pursuant to any certificate, agreement, arrangement, document or instrument that is not contingent on the occurrence of the Closing or that must be effective prior to the Effective Time. For the avoidance of doubt, none of the Company or its Subsidiaries or their respective officers, directors (with respect to any Subsidiary of the Company) or employees shall be required to execute or enter into or perform any agreement with respect to the Financing contemplated by the Financing Instruments, other than customary authorization letters, that is not contingent upon the Closing or that would be effective prior to the Closing. (c) The Company hereby consents to the use of its and its Subsidiaries’ logos in connection with the Financing so long as such logos are used (i) solely in a manner that is not intended to or likely to harm or disparage the Company or any of its Subsidiaries or the reputation or goodwill of the Company or any of its Subsidiaries, (ii) solely in connection with a description of the Company, its business and products or the Merger and (iii) in a manner consistent with the other terms and conditions that the Company reasonably imposes. (d) All non-public or other confidential information provided by the Company or any of its representatives pursuant to this Agreement will be kept confidential in accordance with the Confidentiality Agreement, except that Parent and Merger Sub will be permitted, subject to compliance with the terms of the Confidentiality Agreement, to disclose such information to any Financing Sources or prospective financing sources and other financial institutions that are or may become parties to the Financing and to any underwriters in connection with the Financing (and, in each case, to their respective counsel and auditors) so long as such Persons (i) agree to be bound by the Confidentiality Agreement as if parties thereto or (ii) are subject to other confidentiality undertakings reasonably satisfactory to the Company and of which the Company is a beneficiary. (e) Promptly upon request by the Company, whether or not Closing occurs, Parent will reimburse the Company for any reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees of one law firm) incurred by the Company or its Subsidiaries (including those of its Affiliates or Representatives) in connection with the cooperation of the Company and its Subsidiaries contemplated by this Section 6.11, and the foregoing obligations shall survive termination of this Agreement. (f) Whether or not Closing occurs, Parent shall indemnify, defend and hold harmless the Company and each of its Subsidiaries and their Affiliates (including Affiliates as of the date hereof who will cease to be Affiliates at the Effective Time) and representatives from, against and in respect of any liability or losses imposed on, sustained, incurred or suffered by, or asserted against, any of them, whether in respect of third-party claims, direct claims or otherwise, directly or indirectly relating to, arising out of or resulting from the arrangement of the Financing, any other financing and/or the provision of information utilized in connection therewith, and the foregoing obligations shall survive termination of this Agreement, in each case, other than to the extent arising out of or resulting from any willful misconduct, gross negligence, material breach of this Agreement or material misstatement by, or on behalf of, the Company and each of its Subsidiaries and their Affiliates (including Affiliates as of the date hereof who will cease to be Affiliates at the Effective Time).

55 WEIL 97824360V.14 (g) Notwithstanding anything to the contrary in this Agreement, without limiting the obligations of the Company under this Section 6.10, if (i) the cooperation required to be provided in this Section 6.10 in connection with the Financing (other than the Financing contemplated by the Financing Instrument on the date hereof) is materially more onerous to the Company and/or any of its Subsidiaries than what is required to be provided pursuant to this Section 6.10 with respect to the financing contemplated by the Financing Instrument on the date hereof and (ii) the Company and/or any Subsidiary fails to satisfy any such more onerous requirement, such failure shall not be deemed to constitute a breach of this Section 6.10 for purposes of Article VIII hereof. (h) Notwithstanding anything to the contrary contained herein, the obligations of Parent and Merger Sub under this Agreement are not contingent on the availability of financing for the transactions contemplated by this Agreement. Parent hereby confirms that it is not a condition to Closing that Parent obtain any financing. 6.11 Exclusivity. Until the earlier of the Closing Date and the date that this Agreement is terminated in accordance with its terms, the Group Companies will not, directly or indirectly, take (and the Company shall not authorize any of its respective directors, managers, officers, employees, accountants, consultants, legal counsel, advisors, agents and other representatives or, to the extent within the Group Companies’ control, other Affiliates to take) or permit any other Person on its behalf to take, any action to (a) encourage, initiate, facilitate or engage in discussions or negotiations with, or enter into any Acquisition Proposal, (b) enter into or consummate any agreement with respect to any Acquisition Proposal or enter into any agreement requiring it to abandon, terminate or fail to consummate the transactions contemplated by this Agreement or (c) participate or engage in any way in any discussions or negotiations with, or furnish any information to, any Person in connection with, or the making of any proposal that constitutes, or any would otherwise reasonably be expected to result in the making of, an Acquisition Proposal. The Company shall, and shall cause its Subsidiaries and its and their respective officers, employees, representatives and Affiliates to, immediately cease and cause to be terminated any existing activities, including discussions or negotiations with any Person that may be ongoing with respect to the foregoing. The Company shall notify Parent and Merger Sub promptly (but in no event later than two (2) Business Days) after receipt by the Company, its Subsidiaries or any of their respective Affiliates or representatives of any Acquisition Proposal or any offer from any Person other than Parent or Merger Sub to effect an Acquisition Proposal. 6.12 Amazon Waiver. The Company shall use its commercially reasonable efforts to obtain or cause to be obtained the Amazon Waiver. If the Company does not obtain the Amazon Waiver on or before the date that is 3 Business Days from the date hereof (the “Amazon Waiver Deadline”), the Company shall provide Amazon with an Offer Notice in accordance with Section 11 of the Amazon Product Schedule no later than the first Business Day immediately following the Amazon Waiver Deadline. The Company shall promptly notify Parent of any communications from Amazon relating to the Amazon Waiver and/or the Amazon ROFO, consult with Parent in good faith regarding any actions to be taken by the Company (or any inaction thereby) with respect to the Amazon Waiver and/or the Amazon ROFO and otherwise keep Parent reasonably apprised as to the status of any discussions or communications with Amazon relating to the foregoing. ARTICLE VII COVENANTS OF PARENT AND MERGER SUB 7.1 Filings; Consents; Etc. (a) Parent and Merger Sub shall use their reasonable best efforts to take or cause to be taken all actions and to do or cause to be done all things (including the satisfaction of the

56 WEIL 97824360V.14 conditions set forth in Section 8.1 and Section 8.3) that are necessary, proper or advisable in compliance with applicable Laws to consummate and make effective, as soon as reasonably practicable, the transactions contemplated hereby. If a suit or other action is threatened or instituted by any Governmental Authority or other Person challenging the validity or legality, or seeking to restrain the consummation of the transactions contemplated by this Agreement, Parent and Merger Sub shall use best efforts to avoid, resist, resolve or, if necessary, defend such suit or action. (b) Parent shall (together with the Company in accordance with Section 6.2), as promptly as practicable and no later than five (5) Business Days following the date of this Agreement (which such date shall automatically be extended in the event that the United States Federal Trade Commission or United States Department of Justice are closed or not accepting filings of the notification form required pursuant to the HSR Act), file with the United States Federal Trade Commission and the United States Department of Justice, the notification form required pursuant to the HSR Act for the transactions contemplated by this Agreement, which form shall specifically request early termination of the waiting period prescribed by the HSR Act. Parent shall (i) furnish to the Company’s counsel such necessary information and reasonable assistance as the Company may request in connection with its preparation of any filing or submission that is necessary under the HSR Act, (ii) respond as promptly as practicable to any inquiries or requests received from any Governmental Authority for additional information or documentation and (iii) use its reasonable best efforts to cause the waiting periods or other requirements under the HSR Act and all other applicable Antitrust Laws to terminate or expire at the earliest possible date (including, with respect to filings under the HSR Act, seeking early termination of the waiting period under the HSR Act). Parent shall respond as promptly as practicable to any requests made for any additional information in connection with such filings. Parent shall be responsible for all HSR Fees payable in connection with such filings. Parent shall (A) promptly notify the Company of any substantive written communication to Parent or its Affiliates from any Governmental Authority and, subject to applicable Law, permit the Company to review in advance any proposed substantive written communication to any of the foregoing (and consider in good faith the views of the Company in connection therewith); (B) not agree to participate, or to permit its Affiliates to participate, in any substantive meeting or discussion with any Governmental Authority in respect of any filings, investigation or inquiry concerning this Agreement unless it consults with the Company in advance and, to the extent permitted by such Governmental Authority, gives the Company the opportunity to attend and participate thereat; and (C) subject to reasonable privilege and confidentiality considerations, furnish the Company with copies of all substantive correspondence and communications (and memoranda setting forth the substance thereof) between it and its Affiliates and their respective representatives on the one hand, and any Governmental Authority or members of its staff on the other hand, with respect to this Agreement. For the avoidance of doubt, Parent shall be solely responsible for the filing fee for the Notification and Report Form under the HSR Act and any other notifications required to be filed by this Section 7.1(b). (c) Notwithstanding anything in this Agreement to the contrary, Parent and the Company shall, and Parent shall cause its Affiliates to, promptly take any and all actions necessary or advisable to obtain expiration or termination of the required waiting periods and any consents, clearances or approvals required under or in connection with the HSR Act, the Sherman Act, as amended, the Clayton Act, as amended, the Federal Trade Commission Act, as amended, including the rules promulgated under each and any other applicable Laws issued by a Governmental Authority that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization, restraint of trade or harm to competition through merger or acquisition (collectively the “Antitrust Laws”) and to avoid or eliminate each and every impediment under any Antitrust Law, in each case, to cause the Merger and the other transactions contemplated hereby to occur as soon as practicable following the date of this Agreement and, in any event, prior to the End Date, including (i) expeditiously complying with or modifying any requests or inquiries for additional information or documentation by any Governmental Authority, (ii) offering, negotiating, committing to and effecting, by consent decree, hold separate order or otherwise, the

57 WEIL 97824360V.14 sale, divestiture, license or other disposition of any and all of the capital stock, assets, rights, products or businesses of Parent and its Affiliates and the Group Companies; (iii) entering into, amending, modifying or terminating any Contracts or other arrangements, and any other restrictions on the activities of Parent and its Affiliates and the Group Companies, and (iv) contesting, defending and appealing any threatened or pending Legal Proceeding or preliminary or permanent injunction or other Order that would adversely affect the ability of any Party hereto to consummate, or otherwise delay the consummation of, the transactions contemplated hereby and taking any and all other actions to prevent the entry, enactment or promulgation thereof. (d) From the date of this Agreement through the date (i) of termination or expiration of the required waiting periods under the HSR Act and (ii) any consents of any other applicable Governmental Authority are obtained, Parent and its Affiliates shall not take any action that would reasonably be expected to delay or make more difficult the obtaining of clearance, termination or the expiration of the required waiting periods under the HSR Act, or the obtaining of such consents from any applicable Governmental Authorities. 7.2 Publicity. Prior to the Closing Date, unless required by applicable Law (including any applicable securities Law), Parent and Merger Sub shall not, and shall not permit any of their respective representatives to, issue any press releases or make any public announcements relating to the subject matter of this Agreement without the prior written consent of the Company. Following the Closing, unless required by applicable Law (including any applicable securities Law), Parent shall not, and shall cause the Surviving Group Companies not to, and shall not permit any of their respective representatives to, issue any press releases or make any public announcements relating to the subject matter of this Agreement without the prior written consent of the Representative. For the avoidance of doubt, subject to customary confidentiality protections, the Parties acknowledge and agree that Parent may provide general information about the subject matter of this Agreement in connection with its normal fund raising, marketing, informational or reporting activities. Notwithstanding anything to the contrary herein, Parent shall be permitted to file a copy of this Agreement as an exhibit to any filing that it is required or obligated by Law to make to comply with its reporting obligations under Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended; provided, that to the extent legally permissible, Parent shall provide the Company with prior written notice of such filing and a meaningful period of time to review and comment on such filing as promptly as practicable prior to such filing. 7.3 Financing. (a) Each of Parent and Merger Sub will not permit any amendment or modification to be made to, or any waiver of any provision or remedy pursuant to, the Financing Instruments if such amendment, modification or waiver would reasonably be expected to: (i) reduce the aggregate amount of the Financing, together with any cash on hand, to an amount below the Required Amount; (ii) directly or indirectly impose new or additional or expand, amend or modify any conditions precedent relating to the receipt or funding of any portion of the Financing at or substantially concurrently with the Closing in a manner that would reasonably be expected to delay or prevent the Closing, or (iii) impair, delay or prevent funding of the Financing or (iv) adversely affect the ability of Parent or Merger Sub to consummate the transactions contemplated by this Agreement or adversely affect the rights of Parent or Merger Sub to enforce their respective rights under the financing Instruments (it being understood that Parent may amend any Financing Instruments to add bona fide, creditworthy lenders, lead arrangers, bookrunners, syndication agents or other similar entities who had not executed such Financing Instruments as of the date of this Agreement). (b) Subject to the terms and conditions of this Agreement, each of Parent and Merger Sub will use its respective reasonable best efforts to take (or cause to be taken) all actions and to

58 WEIL 97824360V.14 do (or cause to be done) all things necessary, proper and advisable to arrange and obtain the Financing on the terms and conditions described in the Financing Instruments and any related Fee Letter, including using its reasonable best efforts to: (i) maintain in effect the Financing Instruments in accordance with the terms and subject to the conditions thereof; (ii) negotiate, execute and deliver definitive agreements with respect to the Financing contemplated by the Financing Instruments on the terms and conditions (which may include the “flex” provisions) contemplated by the Financing Instruments and related Fee Letter (or on other terms that are not less favorable in any material respect to Parent that do not violate the restrictions set forth in Section 7.3(a) than the terms and conditions (including any “flex” provisions) set forth in the Financing Instruments) (such definitive agreements, the “Definitive Financing Agreements”); (iii) satisfy on a timely basis all conditions to funding that are applicable to Parent and Merger Sub in the Financing Instruments and such definitive agreements thereto that are within their control (or, if deemed advisable by Parent, seek the waiver of conditions applicable to Parent contained in such Financing Instruments); (iv) consummate the Financing at or prior to the Closing, including using its reasonable best efforts to cause the Financing Sources to fund the Financing at the Closing; and (v) comply in all material respects with its obligations pursuant to the Financing Instruments. (c) Parent and Merger Sub will keep the Company reasonably informed in reasonable detail of the status of their efforts to arrange the Financing and, upon the Company’s reasonable request, provide copies and/or drafts of any Definitive Financing Agreements. Parent and Merger Sub will give the Company prompt notice, and in any event within two Business Days, (A) of any actual material breach or default by any party to the Financing Instruments or definitive agreements related to the Financing of which Parent or any of its respective Affiliates becomes aware or (B) of the receipt by Parent or Merger Sub or any of their respective Affiliates of any written notice or other written communication from any Financing Source with respect to any (1) actual material breach, default, termination or repudiation by any party to the Financing Instruments or any definitive agreements related to the Financing of any provisions of the Financing Instruments or such definitive agreements that would reasonably be expected to prevent or delay the Closing or (2) the occurrence of an event or development resulting in Parent no longer believing in good faith that it will be able to obtain, substantially concurrently with or prior to the Closing, all or any portion of the Financing on the terms, in the manner or from the sources contemplated by any of the Financing Instruments or Definitive Financing Agreements. Parent must provide any information reasonably requested by the Company relating to any of the circumstances referred to in the previous sentence as soon as reasonably practical (but in any event with two Business Days) after the date that the Company delivers a written request therefor to Parent. (d) If any portion of the Financing necessary to fund the Required Amount becomes unavailable on the terms and conditions (including the “flex” provisions) contemplated in the Financing Instruments, then Parent will use its reasonable best efforts to arrange, as promptly as practicable following the occurrence of such event, (i) alternative financing from alternative sources on terms and conditions (including the “flex” provisions) not materially less favorable (taken as a whole) to Parent and Merger Sub than those contained in the Financing Instruments and any Fee Letters (after taking into account any “flex” provisions included in any related Fee Letter) in an amount sufficient, together with any cash on hand, to satisfy the Required Amount, which terms shall not in any respect impose new or additional or otherwise expand, amend or modify conditions to the funding of Financing that taken as a whole would reasonably be expected to reduce the likelihood that the alternative financing would be funded in any material respect (the “Alternate Financing”) and (ii) one or more new financing commitment letters or definitive financing agreements with respect to such Alternate Financing (the “New Commitment Letters”), which New Commitment Letters will replace the existing Financing Instruments in whole or in part. Parent will promptly provide a copy of any New Commitment Letters (and any fee letter in connection therewith, which may be delivered with the fee amounts, “flex” terms and other economic terms therein redacted in a manner consistent with the Fee Letters delivered on the date hereof). In the event that any New Commitment Letters are obtained, (A) any reference in this Agreement to the “Financing Instruments” will

59 WEIL 97824360V.14 be deemed to include the Financing Instrument to the extent not superseded by a New Commitment Letter at the time in question and any New Commitment Letters to the extent then in effect and (B) any reference in this Agreement to the “Financing” will mean the financing contemplated by the Financing Instruments as modified pursuant to the foregoing. (e) Parent and Merger Sub shall cooperate with the Company to take any actions that may reasonably be required to effectuate the payoff of any Indebtedness that is contemplated to be repaid at the Closing and the release of any related Liens in connection therewith. 7.4 Joinder Agreement. Parent shall, no later than one (1) Business Day following the date hereof, take all actions necessary to form Merger Sub by filing a certificate of incorporation with the Secretary of State of the State of Delaware. Immediately following such formation, Parent shall cause the board of directors of Merger Sub to (a) approve the execution and delivery of, and Merger Sub’s performance under, this Agreement by executing and delivering the Joinder Agreement, and (b) resolve that the transactions contemplated by this Agreement (including the Acquisition and the consummation of the Merger upon the terms and subject to the conditions set forth in this Agreement and in accordance with the relevant provisions of the DGCL) are advisable and in the best interests of Parent, its sole stockholder. On the date that is one (1) Business Day following the date hereof, Parent shall cause Merger Sub to execute and deliver the Joinder Agreement, upon which Merger Sub shall become a party to and be bound by the terms of this Agreement in all respects, as if it were a party hereto on the date hereof, except that all representations and warranties to be made by Merger Sub on the date hereof pursuant to Article V shall be made effective as of the Joinder Agreement Effective Date. ARTICLE VIII CONDITIONS PRECEDENT TO THE CLOSING 8.1 Conditions Precedent to Each Party’s Obligations. The respective obligations of each Party to consummate the transactions contemplated hereby will be subject to the satisfaction, at or prior to the Closing, of all of the following conditions, any one or more of which may be waived in writing at the option of the Party whose obligations to consummate the transactions contemplated hereby are subject thereto: (a) No Legal Prohibition; No Pending Governmental Legal Proceeding. No statute, rule, regulation, action, suit, proceeding, ruling, consent, decree, judgment, injunction or Order shall be enacted, promulgated, instituted, entered (and not withdrawn) or enforced by any court or other Governmental Authority which seeks to enjoin, or prohibits the consummation by such Party of, the Acquisition; and no Legal Proceeding commenced by a Governmental Authority and seeking any of the foregoing shall be pending. (b) HSR Act. The applicable waiting period, together with any extensions thereof, under the HSR Act shall have expired or been terminated. (c) Amazon ROFO. Prior to Closing, either (i) Amazon and Dorner Manufacturing shall have executed and delivered a waiver (or similar) agreement (on terms reasonably satisfactory), pursuant to which Amazon shall have waived its rights in respect of the Amazon ROFO (the “Amazon Waiver”), or (ii) following receipt of the Offer Notice, Amazon shall have declined or otherwise failed to exercise the Amazon ROFO during the 45-day exercise period contemplated by the Amazon ROFO.

60 WEIL 97824360V.14 8.2 Conditions Precedent to Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub under this Agreement to consummate the transactions contemplated hereby will be subject to the satisfaction, at or prior to the Closing, of all of the following conditions, any one or more of which may be waived in writing at the option of Parent: (a) Accuracy of Representations and Warranties. (i) Each of the representations and warranties of the Company contained in Sections 4.1, 4.2 and 4.3(a) shall be true and correct in all respects, other than de minimis inaccuracies, and (ii) each of the representations and warranties of the Company contained in ARTICLE IV other than those listed in clause (i) of this Section 8.2(a) (without giving effect to any “materiality” or Material Adverse Effect qualification or exception contained therein) shall be true and correct in all respects, in each case as of the date hereof and as of the Closing with the same force and effect as though made on and as of the Closing Date (other than those representations and warranties that address matters only as of a particular date or only with respect to a specific period of time, which need be accurate only as of such date or with respect to such period), except, in the case of clause (ii) of this Section 8.2(a), where the failure of such representations and warranties to be so true and correct does not have a Material Adverse Effect. (b) Performance of Covenants. The Company shall have performed and complied with, in all material respects, all covenants and agreements required by this Agreement to be performed or complied with by the Company on or prior to the Closing. (c) Closing Deliverables. Parent shall have received at the Closing (i) a certificate from the Company, dated as of the Closing Date and executed by the Company, certifying the Company’s fulfillment of the conditions set forth in Sections 8.2(a)(i), 8.2(a)(ii) and 8.2(b), and (ii) all other documents and certificates required to be delivered by the Company pursuant to Section 9.1. (d) Material Adverse Effect. From the date of this Agreement until the Closing, there shall not have been a Material Adverse Effect. 8.3 Conditions Precedent to Obligations of the Company. The obligations of the Company under this Agreement to consummate the transactions contemplated hereby will be subject to the satisfaction, at or prior to the Closing, of all the following conditions, any one or more of which may be waived in writing at the option of the Company: (a) Accuracy of Representations and Warranties. The representations and warranties of Parent and Merger Sub contained in ARTICLE V of this Agreement shall be true and correct in all material respects as of the Closing with the same force and effect as though made on and as of the Closing Date (other than those representations and warranties that address matters only as of a particular date or only with respect to a specific period of time, which need be accurate only as of such date or with respect to such period). (b) Performance of Covenants. Parent and Merger Sub shall have performed and complied with, in all material respects, all covenants and agreements required by this Agreement to be performed or complied with by Parent or Merger Sub on or prior to the Closing. (c) Closing Deliverables. The Company shall have received at the Closing (i) a certificate from Parent and Merger Sub dated as of the Closing Date and executed by Parent and Merger Sub, certifying the fulfillment of the conditions set forth in Section 8.3(a) and Section 8.3(b) and (ii) all other documents and certificates required to be delivered by Parent pursuant to Section 9.2.

61 WEIL 97824360V.14 ARTICLE IX CLOSING 9.1 Deliveries by the Company. At or prior to the Closing, the Company shall deliver or cause to be delivered to Parent: (a) Board Resolutions. A copy of the resolutions of the board of directors of the Company, duly and validly adopted and in full force and effect, authorizing execution and delivery of this Agreement and performance by the Company of the transactions contemplated hereby; (b) Requisite Stockholder Consent. A copy of the Requisite Stockholder Approvals required by Section 6.6; (c) Certificates. The certificate required by Section 8.2(c); (d) Escrow Agreement. The Escrow Agreement duly executed by the Representative; (e) Tax Certificates. Either an IRS Form W-9 of the Representative or certificate from the Representative in form and substance as described in the Treasury Regulations promulgated under Code Section 1445 stating that the Representative is not a “foreign person” within the meaning of Code Section 897 and Treasury Regulation Section 1.1445-2(b); provided, however, that, in the event the Representative fails to deliver either certification listed in this Section 9.1(e), the sole recourse of Parent shall be to withhold on payments of Merger Consideration to the extent required by law; (f) Option Cash-Out and Release Agreements. Option cancellation and release agreements duly executed by each Company Optionholder, in a form reasonably acceptable to Parent, in connection with the receipt of Option Consideration by each such Person pursuant to Section 3.2(c) hereof; (g) Termination of Engagement of Broker. Evidence reasonably satisfactory to Parent of the termination of both William Blair & Company, L.L.C. and Robert W. Baird & Co.’s engagement with the Group Companies; (h) Termination of Affiliate Contracts. Evidence reasonably satisfactory to Parent of the termination of any Contract set forth on Schedule 4.13(b); (i) Payoff Letters. Fully executed payoff letters with respect to the Indebtedness listed on Schedule 9.1(i) hereto and the release of the liens relating thereto (“Payoff Letters”); and (j) Certificate of Good Standing. Certificates of Good Standing, or equivalent in the relevant jurisdiction, dated not more than five (5) days prior to the Closing, with respect to the Company and its Subsidiaries, issued by the Secretary of State of the State of the applicable state of organization and by the Secretary of State of each jurisdiction in which the Company and its Subsidiaries is qualified to do business as a foreign entity, as applicable. 9.2 Deliveries by Parent and Merger Sub. At the Closing, Parent will deliver or cause to be delivered to the Company:

62 WEIL 97824360V.14 (a) Merger Consideration. Payment of the Merger Consideration and other amounts as provided in ARTICLE III; (b) Board Resolutions. A copy of the resolutions of the board of directors, as applicable, of the Parent and Merger Sub, each certified by its secretary as having been duly and validly adopted and as being in full force and effect, authorizing execution and delivery of this Agreement and performance by Parent or Merger Sub of the transactions contemplated hereby; (c) Equityholder Consent. A copy of the written consents of the holder(s) of all the shares of capital stock in Merger Sub, such consents duly and validly adopted and in full force and effect, approving this Agreement and the transactions contemplated hereby, in each case, in accordance with the Governing Documents of such entity and the DGCL; (d) Certificates. The certificates required by Section 8.3(c); and (e) Escrow Agreement. The Escrow Agreement duly executed by Parent. ARTICLE X POST CLOSING COVENANTS 10.1 Tax Matters. (a) Tax Returns of the Company. (i) Parent shall prepare and timely file, or cause to be prepared and timely filed, all Tax Returns for any Pre-Closing Tax Period or Straddle Period that are due following the Closing Date (taking into account applicable extensions). All such Tax Returns shall be prepared in a manner consistent with past practice unless otherwise required by applicable Law. In the case of income Tax Returns filed on an annual basis, Parent shall provide the Representative with copies of all such Tax Returns no later than thirty (30) days prior to the due date for filing thereof (including applicable extensions) for the Representative’s review and shall consider in good faith any of Representative’s reasonable comments. (ii) Parent shall cause the Company’s taxable year to close as of the Closing Date for federal income Tax purposes and, to the extent permitted by Law, applicable state Tax purposes. (iii) Any Tax deductions relating to Transaction Expenses or otherwise arising in connection with the transaction hereby shall be allocated to the Pre-Closing Tax Period of the Group Companies that ends on the Closing Date and the pre-Closing portion of any Straddle Period, including for purposes of calculating the Tax Liability Amount, to the fullest extent permitted by Law; provided that, in connection with the foregoing, Parent shall cause the Group Companies, as applicable, to make an election under Revenue Procedure 2011-29, 2011-18 IRB, to treat 70% of any success-based fees that were paid by or on behalf of the Group Companies as an amount that did not facilitate the transactions contemplated under this Agreement. (iv) To the extent such amounts did not reduce the Tax Liability Amount or otherwise operate to increase the Merger Consideration, any refunds of income Taxes (or similar credit or offset against income Taxes) with respect to any Pre-Closing Tax Period (including the pre-Closing portion of any Straddle Period) of the Group Companies that are

63 WEIL 97824360V.14 received by Parent or any of its Affiliates (including the Group Companies after the Closing) after the Closing Date (any such refund, a “Pre-Closing Tax Refund”), shall be for the account of the Company Equityholders, provided that Company Equityholders shall not be entitled to any such Pre-Closing Tax Refund to the extent that such Pre-Closing Tax Refunds result from a loss carry- back from a Post-Closing Tax Period if such loss carry-back is attributable to a loss occurring in a Post-Closing Tax Period. Parent shall pay over any such Pre-Closing Tax Refund to the Payments Administrator for further distribution to the Company Equityholders in accordance with the Consideration Schedule within ten (10) Business Days after its receipt thereof. Unless Parent reasonably determines that any of the following is inconsistent with applicable Law or will adversely impact the Taxes of Parent, any of the Group Companies, or any of their Affiliates for a Post-Closing Tax Period, Parent shall cooperate with the Representative in obtaining such refunds, it being understood that (x) any such Pre-Closing Tax Refunds will be claimed in cash rather than as a credit against future Tax liabilities, (y) Parent and the Group Companies shall cooperate with the Representative to claim any such Pre-Closing Tax Refunds, and (z) Parent shall cause the Group Companies to carry back items of loss, deduction or credit from any Pre-Closing Tax Period (and the pre-Closing portion of any Straddle Period) to prior taxable years to the fullest extent permitted by Law. (v) Unless (A) failure to do so could reasonably be expected to result in criminal or civil penalties for Parent or any of the Group Companies, or (B) otherwise required by applicable Law, without the prior written consent of the Representative (which shall not be unreasonably withheld, conditioned or delayed), neither Parent nor any of its Affiliates (including the Group Companies after the Closing) shall make or change any tax election, adopt or change any accounting method, amend any Tax Return, file any Tax Return in a jurisdiction where the Company did not file Tax Returns prior to the Closing Date, initiate any voluntary contact with any Taxing Authority, settle or compromise any Tax claim, audit, or proceeding, or surrender any right to claim a refund of Taxes for a Pre-Closing Tax Period or Straddle Period or if such action could increase the Tax Liability Amount or impact any amounts to which the Company Equityholders may be entitled to hereunder. (vi) None of Parent, the Company or any of their Affiliates shall make any election under Section 336 or Section 338 of the Code with respect to the transactions contemplated by this Agreement. (vii) For all purposes under this Agreement, in the case of any real property, personal property, ad valorem or other Taxes that are imposed on a periodic basis and are payable for a Straddle Period, the portion of such Tax which relates to the Pre-Closing Tax Period shall be deemed to be the amount of such Tax for the entire taxable period multiplied by a fraction, the numerator of which is the number of days in the portion of the Straddle Period ending on and including the Closing Date and the denominator of which is the number of days in the entire Straddle Period. Any such Taxes that are not allocated to the Pre-Closing Tax Period shall be allocated to the Post-Closing Tax Period. In the case of any other Taxes for a Straddle Period, the allocation of such Taxes between the Pre-Closing Tax Period and the Post-Closing Tax Period shall be made on the basis of an interim closing of the books as of close of business on the Closing Date, provided, however, that any exemption, deduction, credit or other item that is calculated on an annual basis shall be allocated pro rata per day between the period ending on the Closing Date and the period beginning on the day after the Closing Date. (b) Transfer Taxes. All federal, state, local, foreign and other transfer, sales, use, gross receipts, gains, real property transfer, excise, stamp, conveyance and similar Taxes applicable to, imposed upon or arising out of the transactions contemplated hereby shall be borne by Parent. Parent shall

64 WEIL 97824360V.14 file at its own expense all necessary Tax Returns and other documentation with respect to all such Taxes, fees and charges, and, if required by applicable Law, the Parties will, and will cause their Affiliates to, join in the execution of any such Tax Returns and other documentation. Parent shall indemnify and hold the Company Equityholders and the Representative harmless from such taxes to the extent imposed on the Equityholders or the Representative. The Representative shall reasonably cooperate with the Parent in preparing and filing any such Tax Returns or other documentation. 10.2 Director and Officer Liability and Indemnification. (a) For a period of six (6) years after the Closing, Parent shall not, and shall cause the Company not to, amend, alter, repeal or modify any provision in the Governing Documents of the Company relating to the exculpation or indemnification of any officers, managers and directors in any way that diminishes or adversely affects the indemnification or exculpation provided therein (unless required by Law), it being the intent of the Parties that the officers, managers and directors of the Company who were officers, managers and directors at any time prior to the Closing shall continue to be entitled to such exculpation and indemnification to the fullest extent provided for under applicable Law and the Governing Documents of the Company, as applicable, as of immediately prior to the Closing. (b) At the Closing, the Company shall, and shall cause each Surviving Group Company, to at Parent’s expense, obtain, maintain and fully pay for a six-year extended reporting period from the Closing Date with Arch Insurance Company on policy number PCD1000182-03. Should such an extended reporting period not be available with Arch Insurance Company, the Company shall obtain such tail coverage as may be commercially available, insuring each officer, manager and director of each Group Company (each a “D&O Indemnified Person”) as direct beneficiaries, from an insurance carrier with an AM Best Financial Strength Rating of “A.” Parent shall not, and shall cause the Surviving Group Companies not to, cancel or change such insurance policies in any respect. The cost of the foregoing tail policy shall not exceed 300% of the annual premium of the Arch Insurance Company policy described above. (c) Notwithstanding anything contained in this Section 10.2 or in the Governing Documents of any Group Company, no D&O Indemnified Person will have any right of indemnification or right of exculpation from Parent, the Surviving Group Companies or their Affiliates or successors pursuant to this Section 10.2 with respect to any losses recoverable by Parent or any of its Affiliates from such Person based on a claim of Fraud in connection with this Agreement or any Ancillary Transaction Documents. (d) In the event Parent, any Surviving Group Company or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger, or (ii) transfers all or substantially all of its properties and assets to any Person, then and in either such case proper provision shall be made so that the successors and assigns of Parent or such Surviving Group Company, as the case may be, shall assume the obligations set forth in this Section 10.2. The provisions of this Section 10.2 shall survive the consummation of the Merger and are expressly intended to benefit each of the D&O Indemnified Persons. 10.3 Employee Matters. (a) For a period of twelve (12) months following the Closing, Parent shall provide, or shall cause to be provided, to each Continuing Employee, (i) annual base salary and base wages, incentive compensation opportunities (excluding equity-based compensation), commission opportunities, in each case, that are no less favorable than such annual base salary, and base wages, incentive

65 WEIL 97824360V.14 compensation opportunities (excluding equity-based compensation), commission opportunities provided to such Continuing Employee immediately prior to the Closing, (ii) severance benefits that are substantially comparable in the aggregate to severance benefits provided to such Continuing Employee immediately prior to the Closing, and (iii) employee welfare and retirement benefits that are substantially comparable in the aggregate to the employee welfare and retirement benefits provided to such Continuing Employee immediately prior to the Closing. (b) For purposes of participation of Continuing Employees in a retirement or health or welfare benefit plan of Parent or its Affiliates (including the Surviving Group Companies) (a “Parent Benefit Plan”), each Continuing Employee shall be credited with all years of service for which such Continuing Employee was, or would have been, credited before the Closing Date under any similar or analogous Employee Benefit Plans; provided, however, that in no event shall such Continuing Employees be entitled to service credit to the extent that such service credit would result in a duplication of benefits with respect to the same period of service. In addition, and without limiting the generality of the foregoing, if Parent or its Affiliates terminate an Employee Benefit Plan, Parent or its Affiliates shall use commercially reasonable efforts to cause, with respect to its replacement Parent Benefit Plan: (i) each eligible Continuing Employee to be immediately eligible to participate, without any waiting time, in any and all Parent Benefit Plans; (ii) for purposes of each Parent Benefit Plan providing health or welfare benefits to any Continuing Employee, all pre-existing condition exclusions and actively-at-work requirements of such Parent Benefit Plan to be waived for such Continuing Employee and his or her dependents or beneficiaries to the extent waived for such person under the analogous Employee Benefit Plan as of the Effective Time; and (iii) any eligible expenses incurred by such Continuing Employee and his or her covered dependents under an Employee Benefit Plan which is a welfare plan during the portion of the plan year of the Employee Benefit Plan ending on the date such Continuing Employee’s participation in the corresponding Parent Benefit Plan begins to be taken into account under such Parent Benefit Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such Continuing Employee and his or her covered dependents for such year as if such amounts had been paid in accordance with such Parent Benefit Plan. (c) Within forty-five days following the Closing Date, Parent shall cause the Company (or another Group Company) to pay the Transaction Bonuses, less applicable withholding and payroll taxes, to the intended recipients pursuant to the Transaction Bonus Letters. The terms of such Transaction Bonuses shall provide that the Transaction Bonuses shall be subject to each such recipient’s continued employment with the Company (or an Affiliate thereof) through date on which the Transaction Bonuses are paid pursuant to this Section 10.3(c). (d) The provisions of this Section 10.3 are solely for the benefit of the Parties hereto, and shall not confer upon any Person any third-party beneficiary rights. Nothing contained in this Section 10.3, whether express or implied: (i) shall be treated as establishing, amending or modifying for any purpose any Employee Benefit Plan or Parent Benefit Plan; (ii) shall alter or limit the ability of any Party hereto or any of their respective Affiliates to amend, modify or terminate any benefit plan, program, agreement or arrangement at any time assumed, established, sponsored or maintained by any of them; or (iii) is intended to confer upon any current or former employee of a Group Company or any other Person any right to employment or continued employment for any period of time by reason of this Agreement, or any right to a particular term or condition of employment. 10.4 Certain Consents. Each of Parent and Merger Sub hereby acknowledge and agrees, on each of its behalf and on behalf of its Affiliates, that certain consents to the transactions contemplated by this Agreement may be required from parties to Contracts to which a Group Company is a party (including any Material Contract) and that such consents have not been obtained and may not be obtained. Parent and Merger Sub acknowledges and agrees, on each of its behalf and on behalf of its Affiliates, that

66 WEIL 97824360V.14 none of the Group Companies, any Company Equityholders or any of their respective Affiliates shall have any liability whatsoever to Parent, Merger Sub or any of their respective Affiliates (and neither Parent, Merger Sub, nor any of their respective Affiliates shall be entitled to assert any claims) arising out of or relating to the failure to obtain any consents that may have been or may be required in connection with the transactions contemplated by this Agreement or because of the default, acceleration or termination of or loss of right under any such Contract as a result thereof. Further, Parent and Merger Sub acknowledges and agrees, on each of its behalf and on behalf of its Affiliates, that no representation, warranty or covenant of the Company contained herein will be breached or deemed breached and no condition of any Parent will be deemed not to be satisfied as a result of the failure to obtain any such consent or as a result of any such default, acceleration or termination or loss of right or any action commenced or threatened by or on behalf of any Person arising out of or relating to the failure to obtain any such consent or any such default, acceleration or termination or loss of right. In addition, nothing herein shall obligate or be construed to obligate the Company Equityholders, the Company or any of their respective Affiliates to (i) make, or to cause to be made, any payment to any third party in order to obtain the consent or approval of such third party under any Contract, or (ii) expend any money to remedy any breach of any representation or warranty hereunder, to commence any Legal Proceeding, to waive or surrender any right, to modify any Contract, to offer or grant any accommodation or concession (financial or otherwise) to any third party or to otherwise suffer any detriment, to obtain any consent required for the consummation of the transactions contemplated hereby, to waive or forego any right, remedy or condition hereunder. 10.5 Release. Effective as of the Closing, each Company Equityholder (on behalf of itself and its controlled Affiliates and Subsidiaries (including the Group Companies)) hereby irrevocably and unconditionally releases, remises and forever discharges Parent, any Group Company, their Affiliates and their respective members, managers, officers, directors, stockholders, partners, employees, agents and attorneys, and each of them (collectively, the “Parent Released Parties”), from any and all rights, claims, and Proceedings (whether known or unknown, liquidated or contingent and whether arising in Law, in equity or otherwise) that it has had or now has and irrevocably covenants not to bring or threaten to bring, directly or indirectly, or otherwise join in any claim (including claims of contribution) or Legal Proceeding against any of the Parent Released Parties relating to, arising out of or in connection with any facts or circumstances relating to any of the Group Companies which existed on or prior to the Closing Date; provided, however, that the foregoing shall not apply to any claim specifically provided for under this Agreement or the Letter of Transmittal or with respect to any Parent Released Parties, any other Ancillary Transaction Document to which any such Parent Released Party is a party. The Company Equityholders each acknowledge that the Laws of many states provide substantially the following: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.” Each Company Equityholder acknowledges that such provisions are designed to protect a party from waiving claims which it does not know exist or may exist. Nonetheless, each Company Equityholder agrees, on behalf of itself and its Affiliates, that, effective as of the Closing Date, such Company Equityholder, on behalf of itself and its Affiliates, shall be deemed to waive any such provision. Each Company Equityholder represents to Parent that such party has not assigned or transferred or purported to assign or transfer to any Person all or any part of, or any interest in, any claim against any Parent Released Party and notwithstanding anything to the contrary in the Letter of Transmittal, no such assignment or transfer shall be permitted and any purported assignment or transfer shall be legally ineffective. 10.6 Confidentiality. Each Company Equityholder acknowledges that the success of the Group Companies after the Closing depends upon the continued preservation of the confidentiality of certain information possessed by such Company Equityholder, that the preservation of the confidentiality of such information by the Company Equityholders is an essential premise of the bargain between the

67 WEIL 97824360V.14 Stockholders, on the one hand, and Parent, on the other hand, and that Parent would be unwilling to enter into this Agreement in the absence of this Section 10.6. Accordingly, during the period beginning on the Closing Date and ending on the third (3rd) anniversary thereof, each Company Equityholder agrees not to, and shall direct its controlled Affiliates not to, disclose or use, directly or indirectly, without the prior written consent of Parent, any information concerning the businesses and affairs of the Company or any of its Subsidiaries (“Confidential Information”); provided, however, that Confidential Information shall not include (i) information now, or which hereafter becomes, generally known or readily available to the public or (ii) information that becomes available to a Company Equityholder on a non-confidential basis from a Person that such Company Equityholder does not know to be subject to an obligation to protect the confidentiality of such information. Notwithstanding anything to the contrary, each Company Equityholder and its controlled Affiliates may disclose this Agreement, the Letter of Transmittal, the Ancillary Transaction Documents and its and their terms and conditions (i) to the extent required pursuant to any applicable Law or other legal or regulatory process (in which case such Company Equityholder will inform Parent in writing of such request or obligation as promptly as practical after the Company Equityholder is informed of it and, if possible, before any information is disclosed, so that Parent may seek, at its sole cost and expense, a protective order or other appropriate remedy) and (ii) to its limited partners, advisors, members or other investors or potential investors (subject to customary confidentiality obligations) in connection with its fundraising, marketing or investing activities, or operations of its investment and management businesses in the ordinary course of business. Parent acknowledges and agrees that certain officers, directors, and employees of those controlled Affiliates and portfolio companies of certain Company Equityholders who serve on the board of directors (or similar governing body) of one or more of such entities may also serve as a representative of such Company Equityholder in another position or role (a “Dual Representative”) and no such entities will be deemed to have received such Confidential Information solely as a result of any such Person holding any such position or role; provided, that for the avoidance of doubt, such Dual Representative has not disclosed Confidential Information to such entities in such capacity. ARTICLE XI TERMINATION 11.1 Termination of Agreement. Certain of the Parties may terminate this Agreement as provided below: (a) Parent and the Company may terminate this Agreement by mutual written consent at any time prior to the Closing. (b) Parent or the Company may terminate this Agreement by written notice to the other Party prior to the Closing, if: (i) the Merger has not been consummated on or before April 30, 2021 (the “End Date”); provided, that neither Parent nor the Company will be entitled to terminate this Agreement pursuant to this Section 11.1(b)(i) if such Party’s breach of this Agreement has hindered the consummation of the transactions contemplated by this Agreement on or prior to the End Date; and provided, further, that Parent shall not have the right to terminate this Agreement pursuant to this Section 11.1(b)(i) if the Company is pursuing specific performance of, or other equitable remedies with respect to, Parent’s obligation to consummate the Closing; provided, further, that the End Date shall be automatically extended on a day-for-day basis for each day of any delay to the applicable waiting or review periods, or any extension thereof, by any Governmental Authority (including any specific request from any Governmental Authority to delay filings or for additional time to review the transactions contemplated hereby) arising or resulting from any local, national

68 WEIL 97824360V.14 or international shutdown, lockdown or other event, development or occurrence related to the COVID-19 or SARS-CoV-2 virus (or any mutation or variation thereof) or any other epidemic, pandemic, public health emergency or disease outbreak; or (ii) (A) there shall be any Law that shall make illegal the consummation of the Acquisition or (B) a Governmental Authority shall have enacted, issued, promulgated or entered an Order or injunction prohibiting, enjoining or restraining the Merger and such order or injunction shall have become final and non-appealable. (c) Parent may terminate this Agreement by giving written notice to the Company at any time prior to the Closing if (i) a breach of any representation or warranty or failure to perform any covenant or agreement on the part of the Company set forth in this Agreement shall have occurred that causes or would reasonably be expected to cause any of the conditions set forth in Section 8.1 or Section 8.2 not to be satisfied at Closing and (ii) such breach is incapable of being cured or, if curable, is not cured by the Company by the earlier of (A) the End Date and (B) within ten (10) Business Days after giving the Company written notice of such breach or failure; provided that, at the time of such termination, neither Parent nor Merger Sub shall be in breach of this Agreement so as to cause a condition to Closing set forth in Section 8.1 or Section 8.3 to fail to be satisfied. (d) The Company may terminate this Agreement by giving written notice to Parent at any time prior to the Closing if (i) a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Parent or Merger Sub set forth in this Agreement shall have occurred that causes or would reasonably be expected to cause any of the conditions set forth in Section 8.1 or Section 8.3 not to be satisfied at Closing and (ii) such breach is incapable of being cured or, if curable, is not cured by Parent or Merger Sub by the earlier of (A) the End Date and (B) within ten (10) Business Days after giving Parent written notice of such breach or failure; provided that, at the time of such termination, the Company shall not be in breach of this Agreement so as to cause a condition to Closing set forth in Section 8.1 or Section 8.2 to fail to be satisfied. (e) The Company may terminate this Agreement by giving written notice to Parent at any time prior to the Closing if (i) all of the conditions to the obligations of Parent and Merger Sub to consummate the transactions contemplated by this Agreement set forth in Section 8.1 and Section 8.2 were satisfied or waived as of the date the Closing should have been consummated pursuant to the terms of this Agreement (other than those conditions that by their terms are to be satisfied by actions taken at the Closing), and (ii) Parent fails to consummate the Closing pursuant to Section 2.2 by the later of (A) the date the Closing should have been consummated pursuant to Section 2.2 and (B) two (2) Business Days after giving Parent irrevocable confirmation that the conditions to the obligations of the Company to consummate the transactions contemplated by this Agreement set forth in Section 8.1 and Section 8.3 have been satisfied or that the Company is willing to waive such unsatisfied conditions and that the Company is ready, willing and able to consummate the Closing. (f) Parent may terminate this Agreement by giving written notice to the Company if the Requisite Stockholder Approvals are not delivered within one (1) Business Day following the date of this Agreement. (g) Parent may terminate this Agreement by giving written notice to the Company if Amazon exercises the Amazon ROFO. 11.2 Effect of Termination.

69 WEIL 97824360V.14 (a) In the event of the termination of this Agreement by either Parent or the Company in accordance herewith, the provisions of this Agreement will immediately become void and of no further force or effect (other than this Section 11.2 and ARTICLE XII hereof, which will survive the termination of this Agreement in accordance with their terms); provided, however, that (a) the last sentence of Section 6.4 above, and the Confidentiality Agreement referred to therein, will survive the termination of this Agreement for a period of three (3) years following the date of such termination (and, notwithstanding anything contained in this Agreement or the Confidentiality Agreement to the contrary, the Confidentiality Agreement term will be automatically amended to be extended until the end of such three (3) year period), and (b) the last two (2) sentences of Section 7.1(b) and Section 12.15 shall survive any such termination and shall remain in full force and effect. Subject to Section 11.2(b), nothing herein will relieve any Party (other than the Representative) from any liability, damages or obligations to any other Party for Fraud or any willful and material breach by such Party of its representations, warranties, covenants or agreements set forth in this Agreement occurring prior to such termination. For purposes of this Agreement, “willful and material breach” shall mean a deliberate act or a deliberate failure to act, which act or failure to act constitutes in and of itself a material breach of this Agreement, regardless of whether breaching was the conscious object of the act or failure to act, and shall include any failure of Parent or Merger Sub to consummate the transactions contemplated by this Agreement in accordance herewith when obligated to do so. Subject to Section 12.14, nothing in this Article XI will be deemed to impair, limit or otherwise restrict the right of any Party to compel specific performance or other equitable remedies by another Party of its obligations under this Agreement. (b) Subject to Section 12.14 and Section 11.2(c), the parties hereto acknowledge and agree that in the event that specific performance of this Agreement is not available pursuant to Section 12.14, and this Agreement is terminated by (i) Parent pursuant to Section 11.1(b)(i) at a time when the Company could terminate this Agreement pursuant to Section 11.1(d) or Section 11.1(e) or (ii) the Company pursuant to Section 11.1(d) or Section 11.1(e) (each, an “Eligible Termination”), at the request of the Company any time within twenty (20) days of such termination, Parent will pay to the Company the amount of $33,950,000.00 (the “Termination Fee”) in immediately available funds within five (5) Business Days of the date of such request to a bank account designated in writing by the Company; provided, that if following any Eligible Termination the Company, at its sole election, may specify in writing to Parent within twenty (20) days of such Eligible Termination that it irrevocably waives the Termination Fee and shall instead pursue monetary damages, the Company shall no longer be entitled to receive the Termination Fee under any and all circumstances (and will return the Termination Fee to Parent but only to the extent actually received), and solely in such case following an Eligible Termination, the Company may seek damages in accordance with Section 11.2(a), provided that, notwithstanding anything to the contrary, in no event shall a Party’s total liability for a claim for a willful and material breach be in excess of $48,500,000.00. Notwithstanding anything to the contrary in this Agreement, but subject to Section 12.14, if the Company elects to receive, and does receive, the Termination Fee or monetary damages, as applicable, from Parent pursuant to and in accordance with this Section 11.2(b), the Termination Fee or such monetary damages, as applicable, shall be the sole and exclusive remedy of the Company against Parent for any loss, cost, liability or expense relating to or arising out of this Agreement, any agreement entered into in connection herewith, or the transactions contemplated hereby, including any breach or default under this Agreement by Parent or Merger Sub. In no event shall the Company be entitled to receive both specific performance to consummate the Closing in accordance with Section 12.14, on the one hand, and either the Termination Fee or monetary damages in accordance with Section 11.2(a), on the other hand. (c) The parties hereto acknowledge and agree that in the event that the Agreement is terminated (i) by Parent or Company pursuant to Section 11.1(b)(i) solely as a result of the failure of the condition set forth in Section 8.1(c) to be satisfied on or prior to the End Date, or (ii) by Parent pursuant to Section 11.1(g), the Company shall, within five (5) Business Days of delivery by Parent of

70 WEIL 97824360V.14 written notice of termination pursuant to Section 11.1(b)(i) or Section 11.1(g) and delivery of invoices for all such fees, reimburse Parent for all reasonable, documented and out-of-pocket fees incurred by Parent in connection with the evaluation, negotiation and consummation of the transactions contemplated by this Agreement prior to the End Date; provided, that in no event shall such reimbursement of fees exceed $7,500,000, in the aggregate. (d) Parent, on the one hand, and the Company and Representative, on the other hand, acknowledge and agree that the agreements contained in this Section 11.2 are an integral part of the transactions contemplated by this Agreement, and that, without such agreements, they would not enter into this Agreement. Each of Parent, on the one hand, and the Company and Representative, on the other hand, acknowledges and agrees that any Termination Fee payable by Parent pursuant to Section 11.2(b) is not a penalty, but is liquidated damages in a reasonable amount that solely, in the event the Company collects the Termination Fee in lieu of the alternatives contemplated by Section 11.2(b) or Section 12.14, will compensate the Company for the efforts and resources expended and the opportunities foregone while negotiating this Agreement and in reliance upon this Agreement and on the expectation of the consummation of the transactions contemplated hereby. ARTICLE XII MISCELLANEOUS 12.1 Expenses. Except as otherwise expressly provided in this Agreement, each of Parent, Merger Sub, the Company and the Representative will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby; provided, however, that in the event the Merger is consummated, the costs and expenses (including legal fees and expenses) of the Group Companies and the Representative incurred on behalf of the Company Equityholders in connection with this Agreement and the transactions contemplated hereby will constitute part of the Transaction Expenses. Notwithstanding anything to the contrary in this Agreement, Parent shall be solely responsible for paying (a) all premiums, underwriting fees, brokers’ commissions and other costs and expenses associated with or payable in connection with pursuing and obtaining coverage under the R&W Insurance Policy, (b) the HSR Fees, (c) the cost of the “tail” policy to be acquired by Parent pursuant to Section 10.2(b); (d) all fees and expenses of the Payments Administrator, and (e) all fees and expenses of the Escrow Agent. 12.2 No Third Party Beneficiaries. Except as otherwise set forth in the last sentence of Section 3.3(c), Section 10.1(b), Section 10.2, this Section 12.2, Section 12.9, Section 12.16 and Section 12.17, this Agreement and its provisions are for the sole benefit of the Parties to this Agreement, Company Equityholders and the D&O Indemnified Persons and their respective successors and permitted assigns and shall not confer any rights or remedies upon any other Person. Notwithstanding the foregoing, the Financing Sources are direct third party beneficiaries of Section 12.8, Section 12.10, Section 12.14 and Section 12.17. 12.3 Entire Agreement. This Agreement, including the Joinder Agreement and the Schedules and Exhibits hereto, the Escrow Agreement, the Payments Agreement and the other Ancillary Transaction Documents and the other documents referred to herein, constitute the entire agreement among the Parties and supersede any prior understandings, agreements or representations by or among the Parties, written or oral, to the extent they relate in any way to the subject matter hereof. 12.4 Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written

71 WEIL 97824360V.14 approval of Parent, the Representative and the Company; provided, however, that in the case of Fraud, Parent may assign its rights hereunder without the prior written approval of any other Party to the insurer under the R&W Insurance Policy; provided, further, that (a) Parent or Merger Sub may assign any or all of its rights and obligations hereunder to one or more of its Affiliates, and (b) Parent or Merger Sub may grant a security interest in any or all of its rights and obligations to any Financing Source as collateral in connection with the Financing. 12.5 Counterparts. This Agreement may be executed in counterparts (including by means of electronic transmission), each of which shall be deemed an original but all of which together will constitute one and the same instrument. 12.6 Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement. 12.7 Notices. All notices, requests, demands, claims and other communications hereunder will be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly given (i) when delivered personally to the recipient, (ii) one (1) Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid), or (iii) if sent by electronic mail when transmitted, in each case addressed to the intended recipient as set forth below: (a) If to Parent, Merger Sub or a Surviving Group Company, addressed to it at: Columbus McKinnon Corporation Legal Department 205 Crosspoint Parkway Getzville, New York 14068 Email: alan.korman@cmworks.com Attention: General Counsel With a copy to (which shall not constitute notice): DLA Piper LLP (US) 1251 Avenue of the Americas 27th Floor New York, NY 10020 Attention: James L. Kelly Ilya A. Bubel Email: james.kelly@us.dlapiper.com ilya.bubel@us.dlapiper.com (b) If to a Group Company (in each case prior to the Closing), addressed to it at: Precision Blocker, Inc. c/o EQT Partners Inc. 1114 Avenue of the Americas, 45th Floor New York, New York 10036 Attention: Kasper Knokgaard Email: kasper.knokgaard@eqtpartners.com With copies (which shall not constitute notice) to:

72 WEIL 97824360V.14 Weil, Gotshal & Manges LLP 100 Federal Street, 34th Floor Boston, Massachusetts 02110 Attention: Ramona Nee and Jenna McBain Email: Ramona.Nee@weil.com and Jenna.McBain@weil.com (c) If to the Representative, addressed to it at: Precision TopCo LP c/o EQT Partners Inc. 1114 Avenue of the Americas, 45th Floor New York, New York 10036 Attention: Kasper Knokgaard Email: kasper.knokgaard@eqtpartners.com With copies (which shall not constitute notice) to: Weil, Gotshal & Manges LLP 100 Federal Street, 34th Floor Boston, Massachusetts 02110 Attention: Ramona Nee and Jenna McBain Email: Ramona.Nee@weil.com and Jenna.McBain@weil.com Any Party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other Parties notice in the manner set forth in this Section 12.7. 12.8 Governing Law; Waiver of Jury Trial. (a) This Agreement and any controversy, dispute or claim arising hereunder or related hereto (whether by contract, tort or otherwise) shall be governed by and construed in accordance with the domestic Laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware and without regard to any borrowing statute that would result in the application of the statutes of limitations or repose of any other jurisdiction. In furtherance of the foregoing, the laws of the State of Delaware will control even if under such jurisdiction’s choice of law or conflict of law analysis, the substantive or procedural law of some other jurisdiction would ordinarily or necessarily apply. The Company (on behalf of itself and each subsidiary) and each of the other parties agree that any claim, controversy or dispute any kind or nature (whether based upon contract, tort or otherwise) against a Financing Source that is in any way related to this Agreement, the Merger or any of the other transactions, including any dispute arising out of or relating in any way to the Financing shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles that would result in the application of the Law of any other state, except as otherwise explicitly set forth in the Financing Instruments. (b) EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER AGREEMENTS CONTEMPLATED HEREBY OR THE FINANCING OR OTHER TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT (INCLUDING ANY ACTION, PROCEEDING OR COUNTERCLAIM AGAINST ANY FINANCING SOURCE). EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE,

73 WEIL 97824360V.14 AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12.8. (c) The Parties to this Agreement submit to the exclusive jurisdiction of the Chancery Court of the State of Delaware and any state appellate court therefrom within the State of Delaware (or if the Chancery Court of the State of Delaware declines to accept jurisdiction over a particular matter, any federal court sitting in the State of Delaware and any federal appellate court therefrom) in respect of the interpretation and enforcement of the provisions of this Agreement and any related agreement, certificate or other document delivered in connection herewith and by this Agreement waive, and agree not to assert, any defense in any action for the interpretation or enforcement of this Agreement and any related agreement, certificate or other document delivered in connection herewith that they are not subject to such jurisdiction or that such action may not be brought or is not maintainable in such courts or that this Agreement may not be enforced in or by such courts, that the action is brought in an inconvenient forum, or that the venue of the action is improper. (d) Each Party agrees that service in person or by certified or by nationally recognized overnight courier to its address set forth in Section 12.7 shall constitute valid in personam service upon such Party and its successors and assigns in any proceeding commenced pursuant to this Section 12.8. Each Party hereby acknowledges that this is a commercial transaction, that the foregoing provisions for service of process and waiver of jury trial have been read, understood and voluntarily agreed to by each Party and that by agreeing to such provisions each Party is waiving important legal rights. 12.9 Survival. (a) All representations, warranties, covenants and agreements contained in this Agreement, the Ancillary Transaction Documents or any other agreement delivered pursuant to this Agreement will not survive beyond the Closing such that no claim for breach of any such representation or warranty, detrimental reliance or other right or remedy (whether in contract, in tort or at law or in equity) may be brought after the Closing with respect thereto, and there will be no liability in respect thereof, whether such liability has accrued prior to, on or after the Closing, except that any covenant or agreement contained in this Agreement which by its terms is to be performed following the Closing shall in respect of performance after Closing survive in accordance with its terms and then terminate. All representations and warranties set forth in this Agreement are contractual in nature only and subject to the sole and exclusive remedies set forth herein. (b) Parent, on its own behalf and on behalf of its Affiliates (including, after the Closing, the Surviving Group Companies), and any of its and their respective officers, directors, employees, agents, representatives, successors and permitted assigns (including Parent, each, a “Waiving Party”), acknowledges and agrees that, from and after the Closing, to the fullest extent permitted under applicable Law, any and all rights, claims and causes of action it may have (other than any rights, claims and causes of action under this Agreement, any Ancillary Transaction Document, or any other ancillary agreement, certificate or other document entered into, made, delivered, or made available in connection herewith) against any Company Equityholder or the Company relating to the business conducted by any Group Company, the operation of any Group Company, or their respective businesses or relating to the subject matter of this Agreement or any Exhibit or the Schedules hereto, or any Ancillary Transaction Document or any other ancillary agreement, certificate or other document entered into, made, delivered, or made

74 WEIL 97824360V.14 available in connection herewith, or as a result of any of the transactions contemplated hereby or thereby, whether arising under, or based upon, any federal, state, local or foreign statute, Law, ordinance, rule or regulation or otherwise (including any right, whether arising at law or in equity, to seek indemnification, contribution, cost recovery, damages or any other recourse or remedy, including as may arise under common law) are hereby irrevocably waived by the Waiving Parties. Furthermore, without limiting the generality of this Section 12.9, no claim will be brought or maintained by, or on behalf of, Parent or any other Waiving Party (including, after the Closing, the Surviving Group Companies) against any Company Equityholder or the Company, and no recourse will be sought or granted against any of them, by virtue of, or based upon, any alleged misrepresentation or inaccuracy in, or breach of, any of the representations, warranties or covenants of the Company or any other Person set forth or contained in this Agreement or any Exhibit or Schedules hereto, or any Ancillary Transaction Document or any other ancillary agreement, certificate or other document entered into, made, delivered, or made available in connection herewith, or as a result of any of the transactions contemplated hereby or thereby. Parent, on its own behalf and on behalf of each Waiving Party, acknowledges and agrees that the Waiving Parties may not avoid such limitation on liability by (i) seeking damages for breach of contract, tort or pursuant to any other theory of liability, all of which are hereby waived or (ii) asserting or threatening any claim against any Person that is not a Party hereto (or a successor to a Party hereto) for breaches of the representations, warranties, covenants or agreements contained in this Agreement. The Parties hereto acknowledge and agree that the limits imposed on the Waiving Parties’ remedies with respect to this Agreement and the transactions contemplated hereby were bargained for between sophisticated parties and were specifically taken into account in the determination of the amounts to be paid by Parent and Merger Sub hereunder. (c) For the avoidance of doubt, this Section 12.9 shall not limit any claims for Fraud or for any breach of covenants of any Company Equityholder or its Affiliates pursuant to any Ancillary Transaction Documents, Letter of Transmittal, restrictive covenant agreement or other Contract delivered by such Person (other than the Group Companies) in connection with the Merger, solely in accordance with the terms thereof and against the applicable parties thereto. Notwithstanding the foregoing or anything to the contrary in this Section 12.9 or elsewhere in this Agreement, each of the Parties retains all of its rights and remedies with respect to claims based on Fraud. (d) PARENT, ON ITS OWN BEHALF AND ON BEHALF OF EACH WAIVING PARTY, EXPRESSLY AND IRREVOCABLY WAIVES ALL RIGHTS AFFORDED BY ANY STATUTE OR COMMON LAW PRINCIPLES WHICH LIMITS THE EFFECT OF A RELEASE WITH RESPECT TO UNKNOWN CLAIMS. PARENT, ON ITS OWN BEHALF AND ON BEHALF OF EACH WAIVING PARTY, ACKNOWLEDGES THAT IT UNDERSTANDS THE SIGNIFICANCE OF THIS RELEASE OF UNKNOWN CLAIMS AND WAIVER OF ANY STATUTORY PROTECTION AGAINST A RELEASE OF UNKNOWN CLAIMS. PARENT AND MERGER SUB, ON BEHALF OF THE WAIVING PARTIES, ACKNOWLEDGE AND AGREE THAT THIS WAIVER IS AN ESSENTIAL AND MATERIAL TERM OF THIS AGREEMENT. 12.10 Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by Parent, the Company and the Representative. No waiver by any Party of any provision of this Agreement or any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, shall be valid unless the same shall be in writing and signed by the Party making such waiver, nor shall such waiver be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence. Notwithstanding anything else to the contrary herein, the provisions set forth in Section 12.2, Section 12.8, this Section 12.10, Section 12.14 and Section 12.17 (including any other provision of this Agreement to the extent that the amendment, supplement or modification of such provision would modify the substance of the foregoing provisions), in each case, as they explicitly relate to any Financing Source, may not be amended, modified or altered in

75 WEIL 97824360V.14 any manner adverse to the Financing Sources in any respect without the prior written consent of such Financing Sources. 12.11 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law by which this Agreement is governed, such invalidity, illegality or unenforceability shall not affect any other provision; provided that such provision shall be construed to give effect to the Parties’ intent regarding such provision to the maximum extent permitted by applicable Law. 12.12 Construction; Disclosure. The language used in this Agreement shall be deemed to be the language chosen by the Parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any Person. The specification of any dollar amount or the inclusion of any item in the representations and warranties contained in this Agreement or the Schedules or Exhibits attached hereto is not intended to imply that the amounts, or higher or lower amounts, or the items so included, or other items, are or are not required to be disclosed (including whether such amounts or items are required to be disclosed as material or threatened) or are within or outside of the ordinary course of business, and no Party shall use the fact of the setting of the amounts or the fact of the inclusion of any item in this Agreement or the Schedules or Exhibits in any dispute or controversy between the Parties as to whether any obligation, item or matter not described or included in this Agreement or in any Schedule or Exhibit is or is not required to be disclosed (including whether the amount or items are required to be disclosed as material or threatened) or is within or outside of the ordinary course of business for purposes of this Agreement. The information contained in this Agreement and in the Disclosure Schedules and Exhibits hereto is disclosed solely for purposes of this Agreement, and no information contained herein or therein shall be deemed to be an admission by any Party hereto to any third party of any matter whatsoever (including any violation of law or breach of contract). 12.13 Incorporation of Exhibits and Schedules. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof. 12.14 Specific Performance. The Parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by the Parties hereto in accordance with their specific terms or were otherwise breached, and that money damages would not be an adequate remedy for any such damages. It is accordingly agreed that Parent and Merger Sub, on the one hand, and the Company, on the other hand, shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement by the other (as applicable) and to seek to enforce specifically the terms and provisions of this Agreement and to thereafter cause the transactions contemplated by this Agreement to be consummated on the terms and subject to the conditions thereto set forth in this Agreement. The foregoing rights are in addition to and without limitation of any other remedy to which the Parties may be entitled at law or in equity. The Parties further agree not to assert that a remedy of specific performance is unenforceable, invalid, contrary to law or inequitable for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy. Each of the Parties hereto hereby waives (i) any defenses in any action for specific performance, including the defense that a remedy at law would be adequate and (ii) any requirement under any Law to post a bond or other security as a prerequisite to obtaining equitable relief. If any Party brings any action to enforce specifically the performance of the terms and provisions hereof by any other Party, the End Date shall automatically be extended by (x) the amount of time during which such action is pending, plus fifteen (15) Business Days or (y) such other later date established by the Delaware court presiding over such action. The Parties hereto further agree that (i) by seeking the remedies provided for in this Section 12.14, no Party shall in any respect waive its right to seek at any time any other form of relief that may be available to it under this Agreement or any other agreement or document entered into in connection herewith or the transactions contemplated hereby (including monetary damages) in the

76 WEIL 97824360V.14 event that this Agreement has been terminated or in the event that the remedies provided for in this Section 12.14 are not available or otherwise are not granted, and (ii) nothing set forth in this Section 12.14 shall require any Party hereto to institute any proceeding for (or limit any Party’s right to institute any proceeding for) specific performance under this Section 12.14 prior to or as a condition to exercising any termination right under ARTICLE XI, nor shall the commencement of any Legal Proceeding pursuant to this Section 12.14 or anything set forth in this Section 12.14 restrict or limit any Party’s right to terminate this Agreement in accordance with the terms of ARTICLE XI or pursue any other remedies under this Agreement or any other agreement or document entered into in connection herewith or the transactions contemplated hereby that may be available then or thereafter, provided, however, that in no such instance shall the Company have the right to be awarded both specific performance in accordance with this Section 12.14 and the Termination Fee or monetary damages, as applicable, pursuant to Section 11.2(a) and Section 11.2(b). The parties hereto agree that, notwithstanding anything herein to the contrary, the Company shall be entitled to specific performance to cause Parent and Merger Sub to effect the Closing on the terms and subject to the conditions in this Agreement, only if: (i) all conditions in Sections 8.1 and 8.2 have been satisfied or waived (other than those conditions that, by their nature, can only be satisfied at the Closing (provided such conditions are capable of being satisfied as of such date)); (ii) Parent fails to complete the Closing by the date the Closing would otherwise be required to have occurred pursuant to Section 2.2 (assuming, solely for purposes of this clause (ii), that all conditions in Section 8.3 have been satisfied or waived as of the date that all conditions in Sections 8.1 and 8.2 were satisfied (other than those conditions that, by their nature, can only be satisfied at the Closing (provided such conditions are capable of being satisfied as of such date) or waived)); (iii) the Financing has been funded, or would be funded to Parent at the Closing (provided that Parent shall not be required to consummate the Closing if the Financing is not in fact funded at or prior to the Closing); (iv) the Closing will occur substantially simultaneously with the funding of the Financing and (v) the Company has irrevocably confirmed in writing to Parent that the Company is prepared to and able to perform its obligations in connection with the Closing upon funding of the Financing. For the avoidance of doubt, in no event shall the Company be entitled to seek any remedy, whether at law or equity, in contract, in tort or otherwise, directly against any Financing Source in connection with the obligations of the Financing Sources pursuant to the Financing Instruments or the transactions contemplated thereby; provided that the foregoing will not alter, amend, supplement or limit the rights of Parent in respect of the Financing under any Financing Instruments. 12.15 Company Representative. (a) Designation. The Representative is hereby authorized to serve as the representative, agent and attorney-in-fact of each Company Equityholder with respect to the matters expressly set forth in this Agreement to be performed by the Representative. (b) Authority. Each Company Equityholder, by his, her or its (i) acceptance of any portion of the Merger Consideration, (ii) execution and delivery of his, her or its Letter of Transmittal pursuant to the terms of this Agreement or (iii) approval of this Agreement and the Merger by voting in favor of, or consenting to, the transactions contemplated hereby, irrevocably appoints the Representative as the representative, agent, proxy and attorney-in-fact for such Company Equityholder for all purposes of this Agreement, the Escrow Agreement and any agreements ancillary hereto, including the full power and authority on such Company Equityholder’s behalf (A) to consummate the transactions contemplated herein, (B) to make any determinations and settle any matters in connection with the adjustment of the Merger Consideration contemplated by ARTICLE III, (C) to cause the Payments Administrator and the Company to distribute any funds payable by Parent hereunder which are for the account of the Company Equityholders (if any), (D) to deduct and/or hold back any funds which may be payable to any Company Equityholder pursuant to the terms of this Agreement in order to pay, or establish a reserve for, any amount which may be payable by such Company Equityholder hereunder, (E) to instruct the Escrow Agent to release any amounts from the Escrow Account as permitted by this Agreement or the Escrow Agreement,

77 WEIL 97824360V.14 (F) to execute and deliver on behalf of such Company Equityholder any amendment to the terms hereof, (G) to take all other actions to be taken by or on behalf of such Company Equityholder in connection herewith, (H) to retain funds for reasonably anticipated expenses and liabilities, and (I) to do each and every act and exercise any and all rights which such Company Equityholder or the Company Equityholders collectively are permitted or required to do or exercise in connection with this Agreement, the Escrow Agreement and any agreements ancillary hereto. The Representative shall act for the Company Equityholders on all of the matters set forth in this Agreement, the Payments Agreement and the Escrow Agreement in the manner the Representative believes to be in the best interest of the Company Equityholders. All decisions and actions by the Representative made in accordance with the authority granted to it hereunder shall be binding upon all of the Company Equityholders, and no Company Equityholder shall have the right to object, dissent, protest or otherwise contest the same. Each Company Equityholder that receives any Merger Consideration hereunder further agrees that he, she or it shall promptly reimburse the Representative for his, her or its Allocable Portion of any payment obligations, fees or expenses incurred by the Representative in exercising its authority hereunder and taking any actions pursuant to the terms and conditions of this Agreement or the other agreements contemplated hereby; provided that the Representative shall first make payment of such fees and expenses from the Representative Holdback Amount. The Representative Holdback Amount shall be retained by the Representative for such time as the Representative shall determine in its sole discretion. (c) Representative Holdback Amount. Upon the Closing, Parent will wire the Representative Holdback Amount to the Representative, which will be used for the purposes of paying directly, or reimbursing the Representative for, any third-party expenses pursuant to this Agreement. The Company Equityholders will not receive any interest or earnings on the Representative Holdback Amount and irrevocably transfer and assign to the Representative any ownership right that they may otherwise have had in any such interest or earnings. The Representative will not be liable for any loss of principal of the Representative Holdback Amount other than as a result of its gross negligence or willful misconduct. The Representative will hold these funds separate from its corporate funds, will not use these funds for its operating expenses or any other corporate purposes and will not voluntarily make these funds available to its creditors in the event of bankruptcy. To the extent amounts placed into the Representative Holdback Amount are not used, or in the reasonable judgment of the Representative are not expected to be used, to pay fees and expenses incurred in connection with the transactions contemplated hereby, including costs associated with any indemnification claims, the Representative shall pay (i) a portion of such amount to the Payments Administrator, for the benefit of, and distribution to, the Company Equityholders and (ii) a portion of such amount to the Surviving Company, for the benefit of, and distribution to, the Company Optionholders, in accordance with their respective Allocable Portions as set forth in the Consideration Schedule (as may be updated pursuant to Section 3.3(c) or otherwise by the Representative in accordance with the Governing Documents of the Company). The Representative Holdback Amount shall be treated for tax purposes as received by the Company Equityholders at Closing in accordance with the Consideration Schedule. (d) Replacement. The Representative may resign at any time. In the event that the Representative becomes unable to perform its responsibilities hereunder or resigns from such position, the Company Equityholders (or, if applicable, their respective heirs, legal representatives, successors and assigns) who held, directly or indirectly, a majority of the voting power represented by the Company Shares issued and outstanding immediately prior to the Closing shall select another representative to fill such vacancy, and such substituted representative shall be deemed to be the Representative for all purposes of this Agreement.

78 WEIL 97824360V.14 (e) Exculpation. (i) The Representative will incur no liability of any kind with respect to any action or omission by the Representative in connection with the Representative’s services pursuant to this Agreement and any agreements ancillary hereto while acting in good faith, except in the event of liability primarily resulting from the Representative’s Fraud, gross negligence or willful misconduct. The Representative shall not be liable for any action or omission pursuant to the advice of counsel. For the avoidance of doubt, Parent and Merger Sub shall be entitled to rely on the acts, to the extent authorized hereunder, of the Representative. (ii) The Company Equityholders will indemnify, defend and hold harmless the Representative from and against any and all losses, liabilities, damages, claims, penalties, fines, forfeitures, actions, fees, costs and expenses (including the reasonable and documented out-of-pocket fees and expenses of counsel and experts and their staffs and all expense of document location, duplication and shipment) (collectively, “Representative Losses”) arising out of or in connection with the Representative’s execution and performance of this Agreement and any agreements ancillary hereto, in each case as such Representative Loss is suffered or incurred; provided, that in the event that any such Representative Loss is finally adjudicated to have been primarily caused by the bad faith, Fraud, gross negligence or willful misconduct of the Representative, the Representative will reimburse the Company Equityholders the amount of such indemnified Representative Loss to the extent attributable to such bad faith, Fraud, gross negligence or willful misconduct. If not paid directly to the Representative by the Company Equityholders, any such Representative Losses may be recovered by the Representative from (i) the Representative Holdback Amount and (ii) the amounts in the Escrow Account at such time as remaining amounts would otherwise be distributable to the Company Equityholders; provided, that while this section allows the Representative to be paid from the aforementioned sources of funds, this does not relieve the Company Equityholders from their obligation to promptly pay such Representative Losses as they are suffered or incurred, nor does it prevent the Representative from seeking any remedies available to it at law or otherwise. In no event will the Representative be required to advance its own funds on behalf of the Company Equityholders or otherwise. Notwithstanding anything in this Agreement to the contrary, any restrictions or limitations on liability or indemnification obligations of the Company Equityholders set forth elsewhere in this Agreement are not intended to be applicable to the indemnities provided to the Representative under this Section 12.15. The foregoing indemnities will survive the Closing, the resignation or removal of the Representative or the termination of this Agreement. Parent agrees that it will not look to the personal assets of the Representative, acting in such capacity, for the satisfaction of any obligations to be performed by the Company (pre-Closing) or the Company Equityholders. (f) Irrevocability; Successors. The provisions of this Section 12.15 are independent and severable, are irrevocable and coupled with an interest and shall be enforceable notwithstanding any rights or remedies that any Company Equityholder may have in connection with the transactions contemplated by this Agreement. The provisions of this Section 12.15 shall be binding upon the heirs, legal representatives, successors and assigns of each Company Equityholder, and any references in this Agreement to a Company Equityholder shall mean and include the successors to the rights of the Company Equityholders hereunder, whether pursuant to testamentary disposition, the laws of descent and distribution or otherwise. 12.16 Representation of the Representative, the Company Equityholders and Affiliates. Parent hereby agrees, on its own behalf and on behalf of each Waiving Party, that Weil, Gotshal & Manges LLP may represent any or all of the Company Equityholders and, after the Closing, the Representative, in the event such Person so requests, in connection with any dispute, litigation, claim, proceeding or obligation

79 WEIL 97824360V.14 arising out of or relating to Section 3.3 and otherwise provide advice to the Company Equityholders or the Representative (after the Closing) with respect to the interpretation of, and any negotiations in connection with, this Agreement and the transactions contemplated hereby or in connection with any other matter relating to the process for the sale of the Company by the Company Equityholders, and Parent and Merger Sub hereby waive, on their own behalf and on behalf of each Waiving Party, any conflicts that may arise in connection with such representation. Each of Parent and the Company, for itself and the Waiving Parties, hereby irrevocably acknowledges and agrees that all communications pertaining to the Company and their counsel, including Weil, Gotshal & Manges LLP made in connection with the negotiation, preparation, execution and delivery of this Agreement or relating to the process for the sale of the Company by the Company Equityholders, are privileged communications between the Company and such counsel and none of Parent, the Surviving Group Companies or any of the Waiving Parties, nor any Person purporting to act on behalf of or through Parent or the Surviving Group Companies or any of the Waiving Parties, will seek to obtain the same by any process; provided, that applicable communications between the Group Companies and their respective legal counsel, in each case that were not made in connection with the negotiation, preparation, execution and delivery of this Agreement or that do not relate to the process for the sale of the Company by the Company Equityholders shall pass to the Company. From and after the Closing, each of Parent and the Surviving Group Companies, on behalf of itself and the Waiving Parties, waives and will not assert any attorney-client privilege with respect to any communication between Weil, Gotshal & Manges LLP and a Group Company or any Company Equityholder occurring during the representation in connection with the negotiation, preparation, execution and delivery of this Agreement and the other agreements contemplated hereby and the consummation of the transactions contemplated hereby. 12.17 Non-Recourse. All claims or causes of action (whether in contract or in tort, in law or in equity) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement (including any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement), may be made only against the entities that are expressly identified as Parties hereto. No Person who is not a named Party to this Agreement, including without limitation any past, present or future director, officer, employee, incorporator, member, partner, equityholder, Affiliate, agent, attorney or representative of any named Party to this Agreement (“Non-Party Affiliates”), shall have any liability (whether in contract or in tort, in law or in equity, or based upon any theory that seeks to impose liability of an entity party against its owners or Affiliates) for any obligations or liabilities arising under, in connection with or related to this Agreement or for any claim based on, in respect of, or by reason of this Agreement or its negotiation or execution; and each Party hereto waives and releases all such liabilities, claims and obligations against any such Non-Party Affiliate, in each case subject to the rights of the Representative under Section 12.15. The Company, its Subsidiaries and its Affiliates shall not have any rights or claims against any Financing Source in connection with this Agreement, the Financing or the transactions contemplated hereby or thereby, and no Financing Source shall have any liability or obligation to, or be subject to any action, suit, proceeding or claim from, the Company, its Subsidiaries or any of its Affiliates in connection with this Agreement, the Financing or the transactions contemplated hereby or thereby, whether at law or equity, in contract, in tort or otherwise; provided, that this Section 12.17 shall not limit the rights of any party pursuant to any Financing Instrument. The provisions of this Section 12.17 are intended to be for the benefit of, and shall be enforceable by, each of the Non-Party Affiliates and such Person’s estate, heirs and representatives and any Financing Source. Notwithstanding anything to the contrary, this Section 12.17 shall not waive any of Parent’s or the Company’s rights in enforcing the obligations in the Ancillary Transaction Documents, including but not limited to the Letter of Transmittal, but solely against the applicable parties thereto. * * * * *

SIGNATURE PAGE TO THE AGREEMENT AND PLAN OF MERGER IN WITNESS WHEREOF, the Parties hereto have executed this Agreement and Plan of Merger as of the date first written above. PARENT: COLUMBUS MCKINNON CORPORATION By: Name: David J. Wilson Title: President and Chief Executive Officer

SIGNATURE PAGE TO THE AGREEMENT AND PLAN OF MERGER COMPANY: PRECISION BLOCKER, INC. By: Name: Title: CEO Peter Veldman

SIGNATURE PAGE TO THE AGREEMENT AND PLAN OF MERGER REPRESENTATIVE: PRECISION TOPCO LP, solely in its capacity as the Representative By: Precision TopCo GP LLC By: Name: Title: Manager By: Name: Title: Manager Adam Larsson Peter Veldman ------- ------- CEO CEO

WEIL 97824360V.14 Exhibit A-1 Accounting Principles [See attached.]

EAST\179680399.3 Accounting Principles Part 1 - Accounting Principles “Accounting Principles” means: a) the accounting principles, policies, procedures, categorizations, definitions, methods, practices and techniques set out in Part 2 (the “Specific Policies”); b) to the extent not inconsistent with paragraph (a) above, and only to the extent not inconsistent with GAAP, the accounting policies, principles, procedures, and practices that were used in the preparation of the balance sheet included in the September 30, 2020 Annual Financial Statements (the “Reference Balance Sheet”); and c) to the extent not addressed in paragraph (a) or paragraph (b), GAAP. For the avoidance of doubt, paragraph (a) shall take precedence over paragraph (b) and paragraph (c), and paragraph (b) shall take precedence over paragraph (c). Capitalized terms used in this Exhibit A-1 without separate definition shall have the respective meanings given to them in the Agreement to which this Exhibit A-1 is a schedule. Part 2 - Specific Policies 1. Exhibit A-2 includes a Working Capital Schedule as if the Closing occurred on December 31, 2020 (which, for the avoidance of doubt, is for illustrative purposes only). 2. Current Assets and Current Liabilities shall include the detailed trial balance accounts set forth on the face of the Working Capital Schedule and shall be calculated as of 11:59 p.m. Eastern Time on the date immediately preceding the Closing Date. For the avoidance of doubt, to the extent any new account codes are created between December 31, 2020 and Closing, the amounts included therein will be allocated to an account code existing as of December 31, 2020 which is closest in nature and classification to the new account code. 3. Closing Working Capital shall not include (a) any amounts reflected in Closing Indebtedness, Closing Cash on Hand or Closing Transaction Expenses, (b) any deferred Tax liabilities (that are non-income Tax liabilities) or any income Tax assets and liabilities, or (c) any restricted cash, and security deposits in escrow or otherwise held as deposits or collateral. 4. The calculation of Closing Working Capital shall be prepared on the basis that the Business is a going concern and shall exclude the effect of the application of the acquisition method of accounting by Parent or any of its Affiliates and will not take into account the effects of any post-Closing reorganizations of Parent or any of its Affiliates. 5. Subject to any other Specific Policy, in calculating Closing Working Capital, there shall be no change in the classification: (a) to a current asset of any particular asset that has not been characterized as a current asset in December 31, 2020 balance sheet forming part of

EAST\179680399.3 the Interim Financial Statements (the “Latest Balance Sheet”), (b) to a long-term liability of any particular liability that has not been characterized as a long-term liability in the Latest Balance Sheet, (c) to a current liability of any particular liability that has not been characterized as a current liability in the Latest Balance Sheet, and (d) to a long-term asset of any particular asset that has not been characterized as a long-term asset in the Latest Balance Sheet (in each case, other than any such changes resulting solely from the passage of time). 6. The provisions of this Exhibit A-1 shall be interpreted so as to avoid double counting (whether positive or negative) of any item to be included in Estimated Statements prepared by the Sellers or the Statements prepared by Parent. 7. The Estimated Statements and the Statements shall be based solely on facts and circumstances as they exist as of 11:59 P.M. Eastern Time on the date immediately preceding the Closing Date in accordance with FASB Accounting Standards Codification Topic 855, Subsequent Events. 8. The application of GAAP shall be interpreted as if FASB Accounting Standards Codification Topic 606, Revenue from Contracts with Customers, and FASB Accounting Standards Codification Topic 842, Accounting for Leases, have not taken effect.

WEIL 97824360V.14 Exhibit A-2 Working Capital Schedule [See attached.]

Project Precision EQT Partners Example Net Working Capital Schedule ($ in 000s) Dec20 Included in NWC? Cash & cash equivalents General 408 No General - Wells 9,954 No Pending Cash Account 373 No Payroll Account 24 No Medical Account 745 No Flex Benefit Account 165 No Canadian Account 11 No Sweep Account - No Petty 2 No Savings - No Short Term Investments - No Cash & cash equivalents 11,682 Accounts Receivable A/R Trade 14,602 Yes A/R Unapplied Cash (502) Yes A/R Allowance Bad Debts (154) Yes A/R Health Insurance 3 Yes A/R Employee 0 Yes A/R Expense Reimbursements (40) Yes A/R Travel Advances - Yes A/R Other (15) Yes A/R Reimbursement Clearing - Yes Due From Shareholders 97 No A/R Project - Yes AR Inter Co 8,430 Yes A/R EE PR Bridge Loan 0 No A/R Elimination (9,084) Yes Accounts Receivable 13,336 Inventory Inv Raw Material 5,531 Yes Inv Work In Process Matl 1,732 Yes Inv Work In Process Labor - Yes Inv Work In Process Burden - Yes Inv Work In Process Sub - Yes Inv Work In Process Matl Bdn - Yes Inv Work In Process Proj Deferred - Yes Inv Semi Finished 1,995 Yes Inv Finished Goods 1,775 Yes Shipped But Unbilled - Yes Inv Suspense - Yes Inv Inspection 6 Yes Inv DMR 60 Yes Inter Div In Transit Inventory 566 Yes Inv Reserve Slow Moving (516) Yes Inventory 11,149 Prepaids & other short-term assets Prepaid Insurance 77 Yes Prepaid Show Costs 117 Yes Prepaid Vendor Contracts 231 Yes Prepaid Other 4,297 Yes Property Tax Escrow - Yes Prepaid Bank Admin Fee - Yes Prepaid Rent - Yes NWC Disc. sch. Dec20 Page 1

Current Deferred Tax Asset 84 No IR Derivative Assets ST - No Federal Tax Deposits (293) No Other Short-Term Asset Eliminations - Yes Prepaids & other short-term assets 4,513 Total current assets 40,681 Accounts payable Accounts Payable 8,171 Yes Vendor Wire Pay Clearing - Yes Expense Report Clearing 2 Yes Amex Clearing - Yes A/P Clearing 240 Yes A/P Clearing - No Check Offset - Yes Accounts Payable - Other 149 Yes Amts Due (To) From Inter Div 5,974 Yes Accounts Payable Elimination (9,084) Yes Accounts payable 5,452 Accrued compensation & benefits Accrued Salaries & Wages 327 Yes Accrued Severance 4 No Accrued Vacation 910 Yes Accrued Sick 23 Yes Accrued Employer 401k Match 8 Yes Employee United Way - Yes Employee Garnishments - Yes Employee 401k Loans 0 Yes Flexible Benefits 27 Yes HSA Contributions 0 Yes Long Term Disability - Yes Employee Life Ins Option - Yes Employee 401k Deductions 2 Yes Accrued Health Insurance 232 Yes Accrued Incentives 460 Yes Accrued Bonus 355 Yes FICA Taxes Payable 881 DMC - No, All other entities - yes Federal W/H Taxes Payable - Yes State W/H Taxes Payable 2 Yes Federal U/C Tax Payable - Yes State U/C Tax Payable - Yes CA Payroll Taxes Payable - Yes GA Payroll Taxes Payable - Yes MN Payroll Taxes Payable - Yes NC Payroll Taxes Payable - Yes OH Payroll Taxes Payable - Yes PA Payroll Taxes Payable - Yes IL Payroll Taxes Payable - Yes TX Payroll Taxes Payable - Yes WA Payroll Taxes Payable - Yes KS Payroll Taxes Payable - Yes LA Payroll Taxes Payable - Yes Accrued compensation & benefits 3,231 Accrued Income, Sales & Other Taxes Accrued Per Prop Taxes 1 Yes Accrued Sales & Use tax 151 Yes Accrued WI Sales Tax 1 Yes Accrued CA Sales Tax 4 Yes Accrued IA Sales Tax 0 Yes Accrued NY Sales Tax (5) Yes Accrued MN Sales Tax 0 Yes Accrued NV Sales Tax 0 Yes Accrued GA Sales Tax (0) Yes NWC Disc. sch. Dec20 Page 2

Accrued IN Sales Tax (1) Yes Accrued CT Sales Tax 0 Yes Accrued MI Sales Tax 0 Yes Accrued OH Sales Tax (5) Yes Accrued PA Sales Tax 1 Yes Accrued TN Sales Tax 1 Yes Accrued IL Sales Tax (10) Yes Accrued TX Sales Tax 0 Yes Accrued NC Sales Tax 1 Yes Accrued FL Sales Tax (31) Yes Accrued KY Sales Tax 0 Yes Accrued WA Sales Tax 36 Yes Accrued KS Sales Tax (6) Yes Accrued LA Sales Tax (0) Yes Accrued AZ Sales Tax 2 Yes Accrued MO Sales Tax 15 Yes Accrued SC Sales Tax (0) Yes Accrued CO Sales Tax 5 Yes Accrued TX Sales Tax 0 Yes Accrued NC Sales Tax 0 Yes Accrued FL Sales Tax 1 Yes Accrued KY Sales Tax 0 Yes Accrued WA Sales Tax 89 Yes Accrued KS Sales Tax - Yes Accrued LA Sales Tax (0) Yes Accrued AZ Sales Tax 1 Yes Accrued MO Sales Tax 0 Yes Accrued Income Taxes 201 No Accrued Income, Sales & Other Taxes 453 Deposits & prepayments Customer Deposits 2,756 Yes Customer Prepayments 322 Yes Deposits & prepayments 3,079 Other short-term liabilities Accrued Channel Commissions 46 Yes Accrued Channel Rebates 540 Yes Accrued Advertising - Yes Accrued Warranty 119 Yes Accrued Other 3,846 Yes Accrued Management Fees - Yes Accrued Interest - No Accrued Interest Fee 0 No Accrued Interest - No Accrued Cash Interest - No Accrued PIK Interest - No Accrued Interest - No Deferred Compensation - Yes Acquisition Clearing - Yes Current Por Cap Lease Oblig 450 No IR Derivative Liab ST - No Other Short Term Liabilities Eliminations - Yes Other short-term liabilities 5,002 Current portion of LT debt Curr Portion LT Debt 245 No Subordinated Debt - No Current portion of LT debt 245 Short term debt Short Term Debt - No Line Of Credit - No Revolver - No Note Payable ST - No NWC Disc. sch. Dec20 Page 3

Note Payable LT - No Short term debt - Total current liabilities 17,460 Reported NWC 23,221 Definitional adjustments Cash & cash equivalents (11,682) Customer deposits in excess of $4million - Prepaid income taxes 145 Debt-like Current portion of DMC capital lease 242 Current portion of Dorner Asia capital lease 208 Dorner Europe intercompany note payable 245 Short-term interest rate derivative - Accrued interest 0 Debt-like Intercompany in trade accounts 22 Short term debt - IR Derivative Assets ST - Total definitional adjustments (10,819) Definitional adjusted NWC 12,401 Due diligence adjustments Other adjustments Deferred social security tax 861 Debt-like Related party note receivable (97) Quality of earnings adjustments Transaction related expense (294) Accrued severance 413 Debt-like Accrued bank related fees - Board of Director fees -` Total due diligence adjustments 883 Due diligence adjusted NWC 13,284 NWC Disc. sch. Dec20 Page 4

WEIL 97824360V.14 Exhibit B Form of Escrow Agreement [See attached.]

FINAL FORM ESCROW AGREEMENT THIS ESCROW AGREEMENT (this “Agreement”) is entered into as of [●], 2021, by and among (i) Columbus McKinnon Corporation, a New York corporation (“Parent”), (ii) Precision TopCo LP, a Delaware limited partnership (the “Representative”, and together with Parent, sometimes referred to individually as a “Party” and collectively as the “Parties”), and (iii) Citibank, N.A. (“Escrow Agent”). WHEREAS, pursuant to that certain Agreement and Plan of Merger, dated as of March 1, 2021 (the “Merger Agreement”), by and among (i) Parent, (ii) Dorner Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), (iii) Precision Blocker Inc., a Delaware corporation (the “Company”), and (iv) Representative (in its capacity as the representative of the Company Equityholders thereunder), Parent and the Representative have agreed to establish an escrow arrangement for the purposes set forth therein; WHEREAS, capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement; WHEREAS, the Merger Agreement contemplates that at the Closing, Parent will deposit, or cause to be deposited, (a) an amount equal to $4,000,000 (the “Escrow Amount”, which, together with all products and proceeds of, including all interest, dividends, distributions, gains or other income earned thereon or in respect thereof, if any (the “Escrow Earnings”), shall be referred to herein as the “Escrow Funds”) into the Escrow Account which has been established by Escrow Agent hereunder for the purpose of establishing a source of funds to secure and satisfy any potential adjustments to the Closing Merger Consideration following the Closing pursuant to Section 3.3 of the Merger Agreement; and WHEREAS, the Parties desire that Escrow Agent shall agree to hold and distribute the Escrow Funds in accordance with the terms and conditions of this Agreement, until the Escrow Funds held hereunder have been released in accordance with the terms and conditions of this Agreement and, as between Parent and the Representative, the Merger Agreement. NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, each of Parent, the Representative and Escrow Agent hereby agrees as follows: 1. Appointment. The Parties hereby appoint and designate Escrow Agent to acquire and maintain possession of the Escrow Funds and to act as their escrow agent for the purposes set forth herein, and Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein and agrees to assume and perform its duties and obligations pursuant to the terms and conditions set forth herein. Escrow Agent shall hold the Escrow Funds (as defined below) in accordance with, and shall not disburse or release any of the Escrow Funds except in accordance with, the terms and conditions set forth in this Agreement. 2. Fund. (a) Upon the Closing, in accordance with the terms of the Merger Agreement, Parent shall deposit, or cause to be deposited with Escrow Agent, in each case, to be held by Escrow Agent in a separated, distinct and non-commingled escrow account established by Escrow Agent, the Escrow Amount (the “Escrow Account”). Escrow Agent agrees to keep the Escrow Account separate from all other property held by Escrow Agent and the Escrow Account shall be identified as being held in connection with this Agreement and the Merger Agreement. Escrow Agent shall acknowledge in writing to Parent and the Representative receipt of the Escrow Amount from Parent upon the date of receipt. As agreed by the Parties, the Escrow Funds shall (a) not be subject to set off by Escrow Agent or any of its affiliates, (b) not be

2 WEIL:\97837370\4\44114.0033 subject to any lien, attachment, trustee process or any other judicial process of any creditor of any party hereto and (c) be held and disbursed solely for the purposes and in accordance with the terms of this Agreement, except as otherwise provided in Section 10 below. 3. Investment of Escrow Funds. (a) Subject to receipt of a Joint Direction or a Release Order (each as defined below), Escrow Agent shall hold the Escrow Amount and shall invest and reinvest the Escrow Amount and the proceeds thereof in a Citibank noninterest-bearing deposit account insured up to the applicable limits by the FDIC, unless otherwise jointly instructed in writing by the Parties and as shall be reasonably acceptable to Escrow Agent (the “Permitted Investments”). The Parties recognize and agree that instructions to make any other investment (an “Alternative Investment”) must be made by delivery to Escrow Agent of a joint written instruction signed by an Authorized Representative (as defined below) of each Party, and shall specify the type, amount and identity of the investments to be purchased and/or sold, but shall only be permitted if Escrow Agent can accommodate such Alternative Investment. Escrow Agent shall have no obligation to invest or reinvest the Escrow Funds held in the Escrow Account until the following Business Day if all or a portion of the Escrow Funds is deposited with Escrow Agent after 3:00 p.m. New York City time, in which case, Escrow Agent shall invest or reinvest such Escrow Funds on the immediately following Business Day. Requests or instructions received after 3:00 p.m. New York City time by Escrow Agent to liquidate all or any portion of the Escrow Funds will be treated as if received on the following Business Day. Escrow Agent is hereby authorized to execute purchases and sales of Alternative Investments through the facilities of its own trading or capital markets operations or those of any affiliated entity. Escrow Agent or any of its affiliates may receive reasonable and customary compensation with respect to any Alternative Investment jointly directed in writing by the Parties including, without limitation, charging any applicable agency fee in connection with each transaction, which amounts (if any) shall be borne solely by Parent; provided, that Escrow Agent shall obtain the prior written consent of each of the Parties prior to entering into a transaction giving rise to any fees. Escrow Agent will not provide supervision, recommendations or advice relating to either the investment of moneys held in the Escrow Account or the purchase, sale, retention or other disposition of any investment described herein. Market values, exchange rates and other valuation information (including without limitation, market value, current value or notional value) of any Alternative Investment furnished in any report or statement may be obtained from third party sources and are furnished for the exclusive use of the Parties and any investment funds affiliated with the Parties (including any of such funds’ general partners and management advisors). Escrow Agent has no responsibility whatsoever to determine the market value or other value of any Alternative Investment and makes no representation or warranty, express or implied, as to the accuracy of any such valuations or that any values necessarily reflect the proceeds that may be received on the sale of an Alternative Investment. Escrow Agent shall not have any liability for any loss sustained as a result of any investment decision made pursuant to the terms of this Agreement, pursuant to the terms of any joint written instructions from the Parties to make an Alternative Investment, as a result of any liquidation of any investment prior to its maturity, or for the failure of an Authorized Representative of each of the Parties to give Escrow Agent instructions to invest or reinvest the Escrow Funds. Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Agreement when required to do so pursuant to the terms of this Agreement. Except as expressly provided herein, the Escrow Funds shall not, in any manner, directly or indirectly, be assigned, hypothecated, pledged, alienated, released from escrow or transferred within escrow (or otherwise dealt with in any manner that has the economic effect of any of the foregoing acts, on a current or prospective basis). Notwithstanding anything the contrary herein, the Escrow Funds shall, at all times, remain available for distribution in accordance with Section 4 below. (b) The Parties acknowledge that non-deposit investment products are not obligations of, or guaranteed by, Citibank, Citigroup or any of their respective affiliates, are not FDIC-insured, and are

3 WEIL:\97837370\4\44114.0033 subject to investment risks, including the possible loss of the principal amount invested. Only deposits in the United States are subject to FDIC insurance. Escrow Agent is authorized, for any securities at any time held hereunder, to register such securities in the name of its nominee(s) or the nominee of any securities depository, and such nominee(s) may sign the name of any Party to whom or to which such securities belong and guarantee such signature in order to transfer securities or certify ownership thereof to tax or other governmental authorities. (c) The Parties agree that any Escrow Earnings (if any) shall be allocated to Parent for U.S. federal and applicable state and local income tax purposes and shall be reported by Escrow Agent to Parent and to the Internal Revenue Service (“IRS”), or any other taxing authority as required by law, on IRS Form 1099 (or other appropriate form) as income earned from the Escrow Funds by Parent for such taxable year, whether or not said income has been distributed during such year. Escrow Agent shall withhold any taxes required to be withheld by applicable law, including but not limited to required withholding in the absence of proper tax documentation, and shall remit such taxes to the appropriate authorities. The Parties agree that Escrow Agent shall not have any other contractual obligation to file or prepare any tax returns or to prepare any other reports for any taxing authorities concerning the matters covered by this Agreement, except as required by applicable law. To the extent not previously provided, as soon as practicable following the execution of this Agreement, the Representative and Parent shall each furnish an IRS Form W-8 or W-9 (as applicable) to Escrow Agent. Escrow Agent shall be responsible only for income reporting to the IRS with respect to the Escrow Earnings (if any). (d) All investments of the Escrow Funds shall be registered and held in the name of Escrow Agent, as Escrow Agent for the Parties. Escrow Agent will send account statements to the Parties on a monthly basis reflecting activity (including a list of all investments) with respect to the Escrow Funds in each Escrow Account for the preceding month. Although each of Parent and the Representative recognize that it may obtain a broker confirmation or written statement containing comparable information at no additional cost, each of Parent and the Representative hereby agree that confirmations of Permitted Investments are not required to be issued by Escrow Agent for each month in which a monthly account statement is rendered. The Parties agree to notify Escrow Agent of any errors, delays or other problems within thirty (30) days after receiving written notification from Escrow Agent that a transaction has been completed; provided, that the failure to so notify Escrow Agent will not constitute waiver by the Parties of any such error, delay or other problem. (e) This Agreement (except for the provisions of Section 8 hereto), the duties of Escrow Agent and the Escrow Account shall automatically terminate and shall have no further force or effect upon the first to occur of (i) the distribution in full by Escrow Agent of all of the Escrow Funds in accordance with this Agreement, or (ii) the delivery to Escrow Agent of a written notice of termination executed jointly by Parent and the Representative and the release by Escrow Agent of all of the Escrow Funds. 4. Disposition. Parent and the Representative shall act in accordance with, and Escrow Agent shall hold and release the Escrow Funds as provided in, this Section 4 as follows: (a) Joint Direction or Release Order. As promptly as practicable, and in any event within two (2) Business Days, following the date on which Escrow Agent receives (i) a Joint Direction, or (ii) a Release Order (as defined below), in each case, with respect to a disbursement from the Escrow Account, in accordance with Section 3.3 of the Merger Agreement, then Escrow Agent shall, to the extent directed by such Joint Direction or Release Order, disburse all or part of the Escrow Amount, together with the Escrow Earnings (if any) related thereto, in accordance with such Joint Direction or Release Order (as applicable) to the Persons and accounts specified in the Joint Direction or Release Order (as applicable), by wire transfer of immediately available funds.

4 WEIL:\97837370\4\44114.0033 (b) Final Release Date. On or following the date that is [twelve (12)] months from the date of this Agreement (the “Final Release Date”), Escrow Agent shall release, as directed in writing by Parent and the Representative pursuant to a Joint Direction, any amounts then held by Escrow Agent in the Escrow Account plus any Escrow Earnings thereon. Any Escrow Earnings thereon, shall be retained in the Escrow Account and shall be distributed in accordance with Section 4(d). (c) Method of Payment. All payments of any part of the Escrow Funds shall be made by wire transfer of immediately available funds to one or more accounts as designated in advance by Parent or the Representative, as applicable, or as set forth in the Joint Direction or a Release Order, as applicable. (d) Security Procedures for Fund Transfers. Escrow Agent shall confirm each funds transfer instruction received in the name of Parent or Representative by means of a call back to an Authorized Representative for such Party and communicated to Escrow Agent through a signed certificate in the form of Schedule 1-A, or Schedule 1-B, attached hereto, which upon receipt by Escrow Agent shall become a part of this Agreement. Once delivered to Escrow Agent, Schedule 1-A, or Schedule 1-B, may be revised or rescinded only by a writing signed by one of the designated persons as set forth in Schedule 1-A, or Schedule 1-B, (each an “Authorized Representative”) of the Party. Such revisions or rescissions shall be effective only after actual receipt and following such period of time as may be necessary to afford Escrow Agent a reasonable opportunity to act on it. If a revised Schedule 1-A, or Schedule 1-B, or a rescission of an existing Schedule 1-A, or Schedule 1-B, is delivered to Escrow Agent by an entity that is a successor-in-interest to such Party, such document shall be accompanied by additional documentation satisfactory to Escrow Agent showing that such entity has succeeded to the rights and responsibilities of the Party under this Agreement. The Parties understand that Escrow Agent’s inability to receive or confirm funds transfer instructions by means of a call back to such Party may result in a delay in accomplishing such funds transfer, and agree that Escrow Agent shall not be liable for any loss caused by any such delay. Escrow Agent shall not be liable to any Party or other person for refraining from acting upon any instruction for or related to the transfer or distribution of the Escrow Funds if delivered to any other fax number or electronic mail (“e-mail”) address of the Escrow Agent not set forth in Section 9, including but not limited to a valid e-mail address of any employee of Escrow Agent. (e) Certain Definitions. As used herein, the following terms shall have the following definitions: “Authorized Representative” means a representative of Parent or Representative listed on Schedule 1-A or Schedule 1-B (as applicable) attached hereto. “Business Day” means any day other than a Saturday, Sunday or a day on which national banking institutions located in any of New York, New York are closed as a result of any federal, state or local holiday or are required to close by a Governmental Body. “Joint Direction” means a joint written instruction made by Parent and the Representative, substantially in the form attached hereto as Exhibit A, signed by an Authorized Representative of each of Parent and the Representative. “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental authority or any department, agency or political subdivision thereof.

5 WEIL:\97837370\4\44114.0033 “Release Order” means a final non-appealable order of any court or arbitrator of competent jurisdiction that may be issued ordering Escrow Agent to distribute all or any portion of the Escrow Funds or determining the rights of the Parties with respect to the Escrow Funds, together with (A) a certificate, substantially in the form attached hereto as Exhibit B, signed by an Authorized Representative of the prevailing Party (as between Parent and the Representative) to the effect that such judgment is final and non-appealable and from a court or arbitrator of competent jurisdiction having proper authority and (B) the written payment instructions of the prevailing Party. 5. Escrow Agent. Escrow Agent hereby agrees and covenants with Parent and the Representative that it shall perform all of its obligations under this Agreement and shall not deliver custody or possession of any of the Escrow Funds to anyone, except pursuant to the express terms of this Agreement or as otherwise required by applicable law. Escrow Agent hereby undertakes to perform only those duties as are specifically and expressly provided herein, which shall be deemed purely ministerial in nature, and no other duties, including but not limited to any fiduciary duties, shall be implied, other than the implied duty of good faith and fair dealing. Escrow Agent has no knowledge of, nor any requirement to comply with, the terms and conditions of any other agreement between the Parties, nor shall Escrow Agent be required to determine if any Party has complied with any other agreement. Escrow Agent may rely upon, and shall not be liable, for acting in accordance with any Joint Direction or Release Order delivered to it by any Party in accordance with Section 9 and reasonably believed by Escrow Agent to be genuine and to have been signed by an Authorized Representative(s), as applicable, provided that Escrow Agent has fulfilled its obligations under Section 4(f) to confirm any funds transfer instruction received in the name of Parent or Representative. Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such Joint Direction or Release Order. Escrow Agent shall not be liable for any action taken, suffered or omitted to be taken by it in good faith except to the extent that Escrow Agent’s fraud, gross negligence or willful misconduct was the cause of any direct loss to either Party. Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through any of its affiliates or agents, provided however that no such delegation of powers or duties will release Escrow Agent from any of its obligations under this Agreement. In the event that Escrow Agent is uncertain as to its duties or rights hereunder or receives instructions, claims or demands from any Party that conflict with the provisions of this Agreement or conflicting instructions from the Parties, Escrow Agent shall promptly notify the Parties of such uncertainty or apparent conflict and, following delivery of such notice and until such time as the Parties deliver revised instructions to Escrow Agent, Escrow Agent shall be entitled to refrain from taking any action and shall not be liable for refraining to take any action, and its sole obligation shall be to keep safely all property held in escrow until shall be directed otherwise in a Joint Direction or Release Order. Escrow Agent shall have no duty to solicit any payments that may be due to it or the Escrow Account, including, without limitation, the Escrow Amount, nor shall Escrow Agent have any duty or obligation to confirm or verify the accuracy or correctness of any amounts deposited with it hereunder. To the extent practicable, the Parties agree to pursue any redress or recourse in connection with any dispute (other than with respect to a dispute involving Escrow Agent) without making Escrow Agent a party to the same. ANYTHING IN THIS AGREEMENT TO THE CONTRARY NOTWITHSTANDING, IN NO EVENT SHALL ESCROW AGENT BE LIABLE FOR ANY SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL LOSS OR DAMAGE OF ANY KIND WHATSOEVER (INCLUDING BUT NOT LIMITED TO LOST PROFITS), EVEN IF ESCROW AGENT HAS BEEN ADVISED OF THE LIKELIHOOD OF SUCH LOSS OR DAMAGE AND REGARDLESS OF THE FORM OF ACTION. Escrow Agent may consult with legal counsel of its selection in the event of any dispute or question as to the meaning or construction of any of the provisions hereof or its duties hereunder. Escrow Agent shall not be responsible for or under, or chargeable with knowledge of, the terms and conditions of any other agreement, instrument or document executed between/among the parties hereto, except as may be specifically provided in this Agreement or in any Joint Direction or Release Order delivered to Escrow Agent hereunder. This Agreement sets forth all of the obligations of Escrow Agent, and no additional

6 WEIL:\97837370\4\44114.0033 obligations shall be implied from the terms of this Agreement or any other agreement, instrument or document. 6. Resignation and Removal; Succession. The Parties, acting jointly, may remove Escrow Agent at any time, with or without cause, by giving to Escrow Agent fifteen (15) calendar days’ advance notice in writing of such removal signed by an Authorized Representative of each Party. Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving thirty (30) calendar days’ advance notice in writing of such resignation to the Parties. Escrow Agent’s sole responsibility after such fifteen (15) or thirty (30)-day notice period (as applicable) expires, in the case of either removal or resignation, shall be to hold and safeguard the Escrow Funds (without any obligation to reinvest the same) and to deliver the same (i) to a designated substitute escrow agent, if any, appointed jointly by the Parties, as set forth in a Joint Direction, (ii) to such other Person jointly designated in writing by the Parties, or (iii) in accordance with the directions of a final court order, at which time of delivery, Escrow Agent’s obligations hereunder shall cease and terminate, except for any liability of the Escrow Agent arising out of its fraud, gross negligence or willful misconduct. If prior to the expiration of the fifteen (15) or thirty (30)- day notice period (as applicable), the Parties have failed to appoint a successor escrow agent, or to instruct Escrow Agent in writing to deliver the Escrow Funds to another Person as provided above, at any time on or after the expiration of the fifteen (15) or thirty (30)-day notice period (as applicable), Escrow Agent may petition any court of competent jurisdiction for the appointment of such a successor escrow agent or for other appropriate relief, and any such resulting appointment shall be binding upon all of the parties hereto. Escrow Agent shall deliver the Escrow Funds to any appointed successor escrow agent, at which time Escrow Agent’s obligations under this Agreement shall cease and terminate, except for any liability incurred prior to delivery of the Escrow Funds. Any entity into which Escrow Agent may be merged or converted or with which it may be consolidated, or any entity to which all or substantially all the escrow business of Escrow Agent may be transferred, shall be Escrow Agent under this Agreement without further act; provided, that Escrow Agent shall use commercially reasonable efforts to provide the Parties with notice in writing of any such merger, conversion or consolidation within a reasonable period of time either prior to or following the consummation thereof. 7. Compensation. The Escrow Agent acknowledges and agrees that the fees and expenses described in Schedule 2 attached hereto are intended as full compensation for the Escrow Agent’s services as contemplated by this Agreement and the Parent agrees to pay to Escrow Agent such fees and expenses, upon execution of this Agreement. 8. Indemnification and Reimbursement. The Parties shall jointly and severally indemnify, defend and hold harmless Escrow Agent from and against any and all losses, damages, liabilities and reasonable and documented out-of-pocket costs or expenses (including, without limitation, the reasonable and documented out-of-pocket fees and reasonable and documented out-of-pocket expenses of one outside counsel) (collectively, “Losses”), arising out of or in connection with (a) Escrow Agent’s performance of this Agreement, except to the extent that such Losses are determined by a court of competent jurisdiction through a final order to have been caused by the fraud, gross negligence, or willful misconduct, of the Escrow Agent and (b) Escrow Agent’s following any instructions or other directions from the Parties (including, for the avoidance of doubt, any instructions or other directions set forth in a Joint Direction or Release Order) received in accordance with this Agreement. . Notwithstanding anything to the contrary herein, each of Parent and the Representative hereby agree between themselves that any obligation for indemnification under this Section 8 shall be borne by Parent or the Representative, as determined by a court of competent jurisdiction to be responsible for causing the Losses, fees or expenses against which Escrow Agent is entitled to indemnification or payment or, if no such determination is made, then to each pay fifty percent (50%) of any such indemnification claims or payments. The provisions set forth in this Section 8 shall survive the resignation, replacement or removal of Escrow Agent or the termination of this Agreement.

7 WEIL:\97837370\4\44114.0033 9. Notices. All communications hereunder shall be in writing or set forth in a PDF attached to an e-mail, and all instructions from a Party or the Parties to Escrow Agent shall be executed by an Authorized Representative of such Party or Parties, and shall be deemed to have been delivered in accordance with the terms of this Agreement (a) on the day of delivery by e-mail, if delivered by e-mail prior to 5 p.m. New York City time (and otherwise on the first Business Day thereafter) or (b) when actually delivered, if delivered by hand, by certified mail return receipt requested, or by courier or express delivery service (with receipt showing signature or similar confirmation) to the appropriate fax number, e-mail address, or notice address set forth for each party hereto as follows: if to Parent, Columbus McKinnon Corporation Legal Department 205 Crosspoint Parkway Getzville, New York 14068 Email: alan.korman@cmworks.com Attention: General Counsel with a copy (which shall not constitute notice) to: DLA Piper LLP (US) 1251 Avenue of the Americas 27th Floor New York, NY 10020 Attention: James L. Kelly Ilya A. Bubel Email: james.kelly@us.dlapiper.com ilya.bubel@us.dlapiper.com if to the Representative, Precision TopCo LP c/o EQT Partners Inc. 1114 Avenue of the Americas, 45th Floor New York, New York 10036 Attention: Kasper Knokgaard Email: kasper.knokgaard@eqtpartners.com with a copy (which shall not constitute notice) to: Weil, Gotshal & Manges LLP 100 Federal Street, 34th Floor Boston, Massachusetts 02110 Attention: Ramona Nee and Jenna McBain Email: Ramona.Nee@weil.com and Jenna.McBain@weil.com If to Escrow Agent, Citibank, N.A. Citi Private Bank

8 WEIL:\97837370\4\44114.0033 388 Greenwich Street, 29th Floor New York, NY 10013 Attention: William T. Lynch E-mail: william.lynch@citi.com Any party hereto may provide notice in accordance with this Section 9 of any change of the notice information in this Section 9. 10. Compliance with Court Orders. In the event that any of the Escrow Funds shall be attached, garnished, levied upon, or otherwise be subject to any final court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any order, judgment or decree shall be made or entered by any court affecting the property deposited under this Agreement, Escrow Agent is hereby expressly authorized, in its sole discretion, to obey and comply with all such final orders so entered or issued, which it is advised in writing by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction, provided that Escrow Agent shall provide a written notice thereof to the Parties as soon as reasonably practicable, and in the event that Escrow Agent obeys or complies with any such order it shall not be liable to any of the Parties or to any other Person by reason of such compliance notwithstanding such order be subsequently reversed, modified, annulled, set aside or vacated. 11. Miscellaneous. (a) The provisions of this Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by Escrow Agent and each of the Parties. No waiver of any provision of this Agreement will be valid unless the waiver is in writing and signed by the waiving parties. The failure of a party hereto at any time to require performance of any provision of this Agreement will not affected such party’s rights at a later time to enforce such provision. No waiver by any party hereto of any breach of this Agreement will be deemed to extent to any other breach hereunder or affect in any way any rights arising by virtue of any other breach. (b) Parent and the Representative may assign any right or interest hereunder, but not any obligation, to the same extent they are permitted to assign their rights and interests under the Merger Agreement. No assignment of the interest of either Party shall be binding on Escrow Agent unless and until written notice of such assignment is filed with and acknowledged in writing by Escrow Agent. To comply with Federal law including USA Patriot Act requirements, assignees shall provide to Escrow Agent the appropriate form W-9 or W-8 (as applicable) and such other forms and documentation that Escrow Agent may request to verify identification and authorization to act. (c) This Agreement, all questions concerning the construction, interpretation and validity of this Agreement, the rights and obligations of the parties hereto, all claims or causes of action (whether in contract, tort, statute or otherwise) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter this Agreement) shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, including its statutes of limitations, without giving effect to any choice or conflict of law provision or rule (whether in the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware and without regard to any borrowing statute that would result in the application of the statute of limitations of any other jurisdiction. In furtherance of the foregoing, the laws of the State of Delaware will control even if under such jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily or necessarily apply.

9 WEIL:\97837370\4\44114.0033 (d) The parties hereto hereby irrevocably submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware sitting in Wilmington, Delaware (or, if such court lacks jurisdiction, any federal or state court sitting in the State of Delaware in Wilmington, Delaware) over all claims or causes of action (whether in contract, tort, statute or otherwise) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement) and each Party hereby irrevocably agrees that all claims in respect of any such Action related thereto may be heard and determined in such courts. The parties hereto hereby irrevocably waive, to the fullest extent permitted by applicable Law, any objection that they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the Parties agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. (e) Neither Party nor Escrow Agent shall be liable to any other party hereto for losses due to, or for any delay in performance of its obligations under the terms of this Agreement because of, acts of God, fire, war, terrorism, floods, electrical outages or unavailability of Federal Reserve Bank wire services, or other causes reasonably beyond its control; it being understood that Escrow Agent shall use commercially reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as reasonably practicable under the circumstances. (f) This Agreement and any Joint Direction from the Parties, may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument or instruction, as applicable. All signatures of the parties to this Agreement and in any Joint Direction or other instruction, instrument or notice delivered hereunder may be transmitted by facsimile (including PDF) or e-mail, and such transmission will, for all purposes, be deemed to be the original signature of such party whose signature it reproduces, and will be binding upon such party. (g) If any provision of this Agreement is determined to be prohibited or unenforceable by reason of any applicable law of a jurisdiction, then such provision shall, as to such jurisdiction, be revised as mutually agreed by the parties hereto so as to as nearly as possible reflect the intent of the parties hereto without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in such jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction. (h) Nothing in this Agreement, whether express or implied, shall be construed to give to any Person or entity other than Escrow Agent and the Parties any legal or equitable right, remedy, interest or claim under or in respect of the Escrow Funds or this Agreement. (i) The Parties acknowledge that the Escrow Funds are not and shall not be subject to any lien, security interest or encumbrance of any kind. (j) EACH PARTY HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE RESPECTING ANY MATTER ARISING UNDER THIS AGREEMENT. (k) No publicly distributed printed or other material in any language, including prospectuses, notices, reports, and promotional material which mentions “Citibank” by name, or the rights, powers, or duties of Escrow Agent under this Agreement, shall be issued by the Parties, or on their behalf, without the prior written consent of Escrow Agent, except to the extent such disclosure is required by applicable law.

10 WEIL:\97837370\4\44114.0033 (l) This Agreement and the Merger Agreement taken together shall constitute the entire agreement among the parties hereto with respect to the subject matter of this Agreement and supersede all prior agreements (whether written or oral and whether express or implied) by or among the parties hereto to the extent related to the subject matter of this Agreement. The terms and conditions of this Agreement will control the actions, duties, and obligations of Escrow Agent. To the extent there is a conflict between the terms and provisions of this Agreement and the Merger Agreement, (i) as between the Parties, the terms and provisions of the Merger Agreement will control and (ii) to the extent governing the actions of Escrow Agent, the terms and conditions of this Agreement shall control. (m) Know Your Client Requirements. The Parties hereby acknowledge that, in order to help fight the funding of terrorism and money laundering activities, Federal Law may require certain financial institutions to obtain, verify and record information that identifies each person or corporation who opens an account and/or enters into a business relationship. The Parties hereby agree that they shall provide the Escrow Agent with such information as the Escrow Agent may reasonably request in order to comply with applicable anti-money laundering rules and regulations, including each Party’s name, physical address, tax identification number and other information that is reasonably required to assist the Escrow Agent in identifying and verifying each Party’s identity in order to comply with applicable anti- money launder rules and regulations, such as organizational documents, certificates of good standing, licenses to do business or other pertinent identifying information. (n) Patriot Act Disclosure. Section 326 of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”) requires Escrow Agent to implement reasonable procedures to verify the identity of any Person that opens a new account with it. Accordingly, the Parties acknowledge that Section 326 of the USA PATRIOT Act and Escrow Agent’s internal policies require Escrow Agent to follow reasonable procedures to verify the identity of the Parties, including, without limitation, each Parties’ name, address and organizational documents (“identifying information”). The Parties agree to provide Escrow Agent with and consent to Escrow Agent obtaining from third parties any such identifying information required as a condition of opening an account with or using any service provided by Escrow Agent in connection with the transactions contemplated hereby. [Signature Pages Follow]

[SIGNATURE PAGE TO ESCROW AGREEMENT] WEIL:\97837370\4\44114.0033 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above. PARENT: Columbus McKinnon Corporation By: ___________________________________ Name: _________________________________ Title: __________________________________

[SIGNATURE PAGE TO ESCROW AGREEMENT] WEIL:\97837370\4\44114.0033 REPRESENTATIVE: Precision TopCo LP By: ___________________________________ Name: _________________________________ Title: __________________________________ By: ___________________________________ Name: _________________________________ Title: __________________________________

[SIGNATURE PAGE TO ESCROW AGREEMENT] WEIL:\97837370\4\44114.0033 ESCROW AGENT: CITIBANK, N.A. By: ___________________________________ Name: _________________________________ Title: __________________________________

[SCHEDULE 1-A TO ESCROW AGREEMENT] WEIL:\97837370\4\44114.0033 SCHEDULE 1-A SCHEDULE OF PARENT’S AUTHORIZED REPRESENTATIVES Telephone Numbers and Authorized Signatures for Person(s) Designated to Give Joint Directions and Confirm Funds Transfer Instructions The specimen signatures shown below are the specimen signatures of the individuals who have been designated as authorized representatives of Parent, and are authorized to initiate and approve transactions for the Escrow Account established under this Agreement on behalf of Parent. The below listed Persons have also been designated as contacts for confirmation of funds transfer instructions as provided for in Section 4(f) to this Agreement, and will be notified by Escrow Agent upon the release of any Escrow Funds from the Escrow Account. Name Business/Cellphone Telephone Numbers Signature 1. 2. All instructions, including but not limited to funds transfer instructions, whether transmitted by facsimile or set forth in a PDF attached to an e-mail, must include the signature of at least one Authorized Representative authorizing said funds transfer on behalf of each Party.

[SCHEDULE 1-B TO ESCROW AGREEMENT] WEIL:\97837370\4\44114.0033 SCHEDULE 1-B SCHEDULE OF REPRESENTATIVE’S AUTHORIZED REPRESENTATIVES Telephone Numbers and Authorized Signatures for Person(s) Designated to Give Joint Directions and Confirm Funds Transfer Instructions The specimen signatures shown below are the specimen signatures of the individuals who have been designated as authorized representatives of the Representative, and are authorized to initiate and approve transactions for the Escrow Account established under this Agreement on behalf of the Representative. The below listed Persons have also been designated as contacts for confirmation of funds transfer instructions as provided for in Section 4(f) to this Agreement, and will be notified by Escrow Agent upon the release of any Escrow Funds from the Escrow Account. Name Business/Cellphone Telephone Numbers Signature 1. 2. All instructions, including but not limited to funds transfer instructions, whether transmitted by facsimile or set forth in a PDF attached to an e-mail, must include the signature of at least one Authorized Representative authorizing said funds transfer on behalf of each Party.

WEIL:\97837370\4\44114.0033 SCHEDULE 2 SCHEDULE OF ESCROW AGENT FEES Acceptance Fee To cover the acceptance of the Escrow Agency appointment, the study of the Escrow Agreement, and supporting documents submitted in connection with the execution and delivery thereof, and communication with other members of the working group: Fee: WAIVED Administration Fee The annual administration fee covers maintenance of the Escrow Account including safekeeping of assets in the Escrow Account, normal administrative functions of Escrow Agent, including maintenance of Escrow Agent’s records, follow-up of the Escrow Agreement’s provisions, and any other safekeeping duties required by Escrow Agent under the terms of the Escrow Agreement. Fee is based on Escrow Amount being deposited in a non-interest bearing deposit account, FDIC insured to the applicable limits: Fee: WAIVED Tax Preparation Fee To cover preparation and mailing of Forms 1099-INT, if applicable for the escrow parties for each calendar year: Fee: WAIVED Transaction Fees To oversee all required disbursements or release of property from the Escrow Account to any escrow party, including cash disbursements made via check and/or wire transfer, fees associated with postage and overnight delivery charges incurred by Escrow Agent as required under the terms and conditions of the Escrow Agreement: Fee: WAIVED Other Fees Material amendments to the Agreement: additional fee(s), if any, to be discussed at time of amendment.

WEIL:\97837370\4\44114.0033 EXHIBIT A JOINT DIRECTION TO: Citibank, N.A. as Escrow Agent 388 Greenwich Street, 29th Floor New York, NY 10013 Attn: William T. Lynch This certificate is issued as of the [] day of [], [], pursuant to Section 4 of that certain Escrow Agreement, dated as of [], 2021 (the “Escrow Agreement”), by and among Columbus McKinnon Corporation, a New York corporation (“Parent”), Precision TopCo LP, (the “Representative”) and Citibank, N.A., as Escrow Agent (“Escrow Agent”). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Escrow Agreement. Parent and the Representative hereby jointly instruct Escrow Agent to pay to [RECIPIENT] an amount equal to $[] out of the Escrow Account, by wire transfer to: [INSERT WIRE INSTRUCTIONS] Each of the undersigned hereby represents and warrants that it has been authorized to execute this certificate. This certificate may be signed in counterparts. PARENT: Columbus McKinnon Corporation By: ___________________________________ Name: _________________________________ Title: __________________________________ REPRESENTATIVE: Precision TopCo LP By: ___________________________________ Name: _________________________________ Title: __________________________________

18 WEIL:\97837370\4\44114.0033 EXHIBIT B CERTIFICATE OF RELEASE ORDER TO: Citibank, N.A. as Escrow Agent 388 Greenwich Street, 29th Floor New York, NY 10013 Attn: William T. Lynch Pursuant to, and in accordance with, Section 4 of that certain Escrow Agreement, dated as of [], 2021 (the “Escrow Agreement”), by and among Precision TopCo LP, a Delaware limited partnership (the “Representative”), Columbus McKinnon Corporation, a New York corporation (“Parent”) and Citibank, N.A., as escrow agent (“Escrow Agent”), the undersigned hereby certifies to Escrow Agent and [Parent]/[Representative] that: 1. attached is a Release Order pursuant to which Escrow Agent is authorized to promptly disburse $[] from the Escrow Funds to [name of applicable recipient] to [insert wire instructions] and Escrow Agent is instructed to comply with such Release Order; 2. the Release Order is final and from a court of competent jurisdiction; 3. Escrow Agent shall be entitled to conclusively rely on the attached Release Order without further investigation; and 4. [Parent]/[Representative] [are/is] delivering a copy of this Certificate of Order simultaneously to [Parent]/[Representative]. Capitalized terms not defined herein shall have the meanings ascribed to them in the Escrow Agreement. Dated: PARENT: Columbus McKinnon Corporation By: _________________________ Name: _______________________ Title: ________________________ REPRESENTATIVE: Precision TopCo LP By: _________________________ Name: _______________________ Title: ________________________

WEIL 97824360V.14 Exhibit C Letter of Transmittal [See attached.]

1 WEIL:\97827545\9\44114.0033 FORM OF LETTER OF TRANSMITTAL For the Exchange of Company Shares of PRECISION BLOCKER, INC. Surrendered for Cash Payment in Connection with the Merger of DORNER MERGER SUB, INC. with and into PRECISION BLOCKER, INC., This Letter of Transmittal (this “Letter of Transmittal”), including a properly completed and duly executed IRS Form W-9 (or, for non-United States persons, the appropriate IRS Form W-8), is to be delivered to surrender book entries representing Company Shares, of Precision Blocker, Inc., a Delaware corporation (the “Company”), in connection with the merger of Dorner Merger Sub, Inc., a Delaware corporation and a direct wholly-owned Subsidiary of Parent (“Merger Sub”), with and into the Company, which shall continue as the surviving corporation in the merger (“Surviving Company”) pursuant to the Agreement and Plan of Merger, dated March 1, 2021 (the “Merger Agreement”), by and among (i) Columbus McKinnon Corporation, a New York corporation (“Parent”), (ii) Merger Sub, (iii) the Company and (vi) Precision TopCo LP, a Delaware limited partnership, solely in its capacity as the representative of the Company Equityholders thereunder (the “Representative”). This Letter of Transmittal may be delivered (a) using Citibank, N.A. (the “Payments Administrator”) online platform, or (b) to the address of the Payments Administrator set forth immediately below by (i) hand delivery, (ii) registered mail or (iii) UPS overnight delivery or other overnight courier services. Please retain a copy of this Letter of Transmittal and any other required materials for your records. Citibank, N.A. 10300 SW Allen Blvd. Beaverton, OR 97005 Attn: Precision Blocker, Inc. Payment Administrator Email: cpb.paying.agent@citi.com For information call: (646) 282-1805 Following the first anniversary of the Closing Date, this Letter of Transmittal, once completed and signed, should be returned by registered mail, hand delivery or overnight courier delivery to the Surviving Company at the following address: Columbus McKinnon Corporation Legal Department 205 Crosspoint Parkway Getzville, NY 14068 Attention: General Counsel Email: alan.korman@cmworks.com THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OR BY A MEANS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT SUBMISSIONS WILL BE ACCEPTED.

2 WEIL:\97827545\9\44114.0033 Ladies and Gentlemen: Reference is hereby made to the Merger Agreement by and among (i) Parent, (ii) Merger Sub, (iii) the Company, and (iv) the Representative. Capitalized terms used and not otherwise defined in this Letter of Transmittal shall have their respective meanings set forth in the Merger Agreement. Company Shares In connection with the merger of Merger Sub, with and into Precision Blocker, Inc., whereby the Company will continue as the surviving corporation (the “Surviving Company”), the undersigned herein surrenders to the Payments Administrator all rights in and to the book entries representing the shares of the Company, par value $0.001 per share (“Company Shares”), issued and outstanding immediately prior to the Effective Time (other than each Company Share that is issued and outstanding immediately prior to the Effective Time and which is held by a Company Equityholder who has properly exercised and perfected appraisal rights with respect thereto in accordance with the DGCL (the “Dissenting Shares”)). The undersigned acknowledges and agrees that the Company Shares are uncertificated and evidenced by book entry only. The undersigned hereby directs that such Company Shares be surrendered to the Payments Administrator. At the Effective Time, each Company Share (other than the Dissenting Shares or Excluded Shares) will automatically be cancelled and converted into the right to receive, subject to Section 3.2(a) and (f) of the Merger Agreement, the Allocable Portion of the Merger Consideration and Additional Merger Consideration (if any). Each Company Share (other than the Dissenting Shares or Excluded Shares), when so converted, will no longer be outstanding and will automatically be cancelled and shall cease to exist, and holders of Company Shares immediately prior to the Effective Time will not have any rights with respect thereto, except the right to receive the applicable Allocable Portion of (a) the Merger Consideration, and (b) the Additional Merger Consideration, if any, subject to Section 3.2(a) and (f) of, and the other terms and conditions set forth in, the Merger Agreement, without any interest thereon. If the Payments Administrator receives this duly executed Letter of Transmittal and/or any required Tax forms (collectively, the “Transmittal Documentation”), in a form reasonably satisfactory to the Payments Administrator, in consultation with the Representative, at least two (2) Business Days prior to the Closing Date, the Payments Administrator will hold the Transmittal Documentation in escrow on behalf of the undersigned until the Effective Time, at which time the Company Shares will be cancelled and this Letter of Transmittal shall be deemed effective, and the Payments Administrator will, in accordance with the terms of the Merger Agreement, pay, or cause to be paid, the Allocable Portion of the Merger Consideration and, when payable following the Closing, the Allocable Portion of the Additional Merger Consideration (if any) to the undersigned in respect of each Company Share surrendered by the undersigned hereby. If the Payments Administrator receives the duly signed and completed Transmittal Documentation, in a form reasonably satisfactory to the Payments Administrator (in consultation with the Representative), after the Closing Date, then promptly, and in any event no later than two (2) Business Days after such receipt, the Payments Administrator will, in accordance with the terms of the Merger Agreement, pay, or cause to be paid, the Allocable Portion of the Merger Consideration and, when payable following the Closing, the Allocable Portion of the Additional Merger Consideration (if any) to the undersigned in respect of each Company Share surrendered by the undersigned hereby. In the event that the Merger Agreement is validly terminated in accordance with its terms and the Closing does not occur, the Company Share(s) shall not be cancelled, no consideration shall be payable therefor, and this Letter of Transmittal and the representations, warranties, covenants and agreements of the undersigned contained herein shall be deemed null and void. At the Effective Time, the stock transfer books of the Company will be closed and thereafter there will be no further registration of transfers of Company Shares that were outstanding prior to the Effective Time. The surrender of the Company Shares shall become irrevocable upon the Effective Time. From and after the Effective Time, the

3 WEIL:\97827545\9\44114.0033 holders of Company Shares outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such Company Shares other than the right to receive such holder’s Allocable Portion of the Merger Consideration and Additional Merger Consideration (if any) to be paid in respect of the Company Shares, or, in the case of a holder of Dissenting Shares, to perfect his, her or its right to receive payment for his, her or its Company Shares pursuant to the DGCL, except as otherwise provided for herein or by applicable Law. 1. Waiver of Dissenters and Appraisal Rights BY DELIVERY OF THIS LETTER OF TRANSMITTAL TO THE PAYMENTS ADMINISTRATOR, THE UNDERSIGNED, AS A HOLDER OF COMPANY SHARES, HEREBY (I) FOREVER WAIVES ALL DISSENTERS RIGHTS UNDER APPLICABLE DELAWARE LAW IN CONNECTION WITH THE MERGER AND (II) WITHDRAWS ALL WRITTEN OBJECTIONS TO THE MERGER AND/OR DEMANDS FOR APPRAISAL, IF ANY, WITH RESPECT TO THE COMPANY SHARES OWNED OR FORMERLY OWNED BY THE UNDERSIGNED SUBMITTED AND SURRENDERED HEREWITH AND THE COMPANY ACCEPTS SUCH WITHDRAWAL. A COPY OF SECTION 262 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE, WHICH GOVERNS THE APPRAISAL RIGHTS OF THE SECURITYHOLDERS OF THE COMPANY, IS ATTACHED HERETO AS ANNEX A. 2. Ratification of the Merger The undersigned hereby acknowledges, confirms, ratifies, consents to and approves, and to the extent applicable, accepts and agrees, (i) the Merger, the Merger Agreement, the Ancillary Transaction Documents and such other agreements, documents and instruments contemplated thereby, (ii) the actions of the board of directors of the Company on or prior to the date hereof in connection with the Merger and the Merger Agreement, the Ancillary Transaction Documents and such other agreements, documents and instruments contemplated thereby, and (iii) to be bound by Sections 3.2(f), 3.5, and 6.6 of the Merger Agreement, as applicable. 3. Agreements of the Company Equityholders with respect to the Appointment of Representative and Other Matters By delivery of this Letter of Transmittal, the undersigned hereby acknowledges, confirms, ratifies and consents to the appointment of Precision TopCo LP as the Representative under Section 12.15(a) and (b) of the Merger Agreement and all other provisions set forth in Section 12.15 of the Merger Agreement, and hereby designates, appoints, authorizes and empowers the Representative to act as a representative for the benefit of the undersigned as agent and attorney-in-fact for and on behalf of the undersigned in its capacity as a Company Equityholder, with full power of substitution, to act in the name, place and stead of the undersigned under the Merger Agreement and under each other Ancillary Transaction Document to which the Representative is a party and the taking by the Representative of any and all actions and the making of any decisions required or permitted to be taken by the Representative hereunder or under each other Ancillary Transaction Document to which the Representative is a party and to accept on behalf of the undersigned service of process and any notices required to be served on the undersigned. All such actions shall be deemed to be facts ascertainable outside this Letter of Transmittal and shall be binding on the undersigned as a matter of contract law. The power of attorney granted pursuant to Section 12.15(a) of the Merger Agreement and hereunder is coupled with an interest and is irrevocable, may be delegated by the Representative and shall survive the death or incapacity of the undersigned. Such agency may be changed by the holders of a majority in interest of the Company Shares from time to time (including in the event of the death, disability or other incapacity of a Representative that is an individual), and any such successor shall succeed the Representative as the representative of the undersigned hereunder. For the avoidance of doubt, any compromise or settlement of any matter by the Representative hereunder shall be binding on, and fully enforceable against, the undersigned and all other Company Equityholders. In particular, the Representative’s power and authority shall include (without limitation and in addition to the Representative’s powers, duties and authority as set forth in Section 12.15 of the Merger Agreement) the full power and authority on the undersigned’s behalf: (i) to execute and deliver such waivers and consents in connection with the Merger Agreement and the other Ancillary Transaction Documents and the consummation of the Merger and other transactions

4 WEIL:\97827545\9\44114.0033 contemplated thereby as the Representative, in its sole discretion, may deem necessary or desirable, including any amendments or modifications to the Merger Agreement or the other Ancillary Transaction Documents; (ii) to enforce and protect the rights and interests of the undersigned and to enforce and protect the rights and interests of the Representative arising out of or under or in any manner relating to the Merger Agreement and the other Ancillary Transaction Documents and the other agreements contemplated thereby or the Merger and other transactions provided for therein, and to take any and all actions which the Representative believes are necessary or appropriate under the Merger Agreement or the other Ancillary Transaction Documents for and on behalf of the Company Equityholders. Without limiting the generality of the foregoing, the Representative may (A) assert any claim or institute any Proceeding, (B) investigate, defend, contest or litigate any Proceeding initiated by Parent, or any other Person, or by any Governmental Body against the Representative or the undersigned, (C) receive process on behalf of the undersigned in any such Proceeding and compromise or settle on such terms as it shall determine to be appropriate, and give receipts, releases and discharges with respect to, any such Proceeding, (D) file any proofs of debt, claims and petitions as it may deem advisable or necessary, and (E) file and prosecute appeals from any decision, judgment or award rendered in any such Proceeding (it being understood that the Representative shall not have any obligation to take any such actions, and shall not have any liability for any failure to take any such actions); (iii) to refrain from enforcing any right of the undersigned, arising out of or under or in any manner relating to the Merger Agreement or the other documents contemplated thereby; provided, however, that no such failure to act on the part of the Representative, except as otherwise provided in the Merger Agreement or the other Ancillary Transaction Documents, shall be deemed a waiver of any such right or interest by the Representative or by the undersigned unless such waiver is in writing signed by the waiving party or by the Representative; (iv) to make, execute, acknowledge and deliver all such other agreements, guarantees, orders, receipts, endorsements, notices, requests, instructions, certificates, stock powers, letters and other writings, and, in general, to do any and all things and to take any and all action that the Representative, in its sole and absolute discretion, may consider necessary or proper or convenient in connection with or to carry out the Merger and other transactions contemplated by the Merger Agreement and the other Ancillary Transaction Documents, and all other agreements, documents or instruments referred to herein or therein or executed in connection therewith; (v) to terminate the Merger Agreement if the Company is entitled to do so; (vi) to give and receive all notices and communications to be given or received under the Merger Agreement and to receive service of process in connection with any claims under the Merger Agreement and the other Ancillary Transaction Documents, including service of process in connection with any arbitration; (vii) to determine whether to deliver a Dispute Notice and to resolve any disputes regarding the Statements, respectively; and (viii) to make or receive any payments or to pay any expenses under or in connection with the Merger Agreement or the other Ancillary Transaction Documents or on behalf of the undersigned, including by using the Representative Holdback Amount (and any interest or earnings thereon) to satisfy costs, expenses and/or liabilities of the Representative in connection with matters related to this Letter of Transmittal or the other Ancillary Transaction Documents, with any balance of the Representative Holdback Amount not used for such purposes to be disbursed and paid, at such time as the Representative determines, in its sole discretion, that no additional such costs, expenses or liabilities shall become due and payable, to the Company Equityholders in accordance with Section 12.5(c) of the Merger Agreement, which, for the avoidance of doubt, shall not be prior to the determination of the Closing Merger Consideration.

5 WEIL:\97827545\9\44114.0033 By delivery of this Letter of Transmittal, the undersigned agrees that such agency and proxy are coupled with an interest, are therefore irrevocable without the consent of the Representative and shall survive the death, incapacity, bankruptcy, dissolution or liquidation of the undersigned and shall be binding on any successor thereto. By delivery of this Letter of Transmittal, the undersigned hereby acknowledges and agrees to severally, for itself only and not jointly and up to the Allocable Portion of the Merger Consideration and any Additional Merger Consideration received by the undersigned, indemnify and hold harmless the Representative and its partners, managers, officers, affiliates, agents and other representatives against all expenses (including reasonable attorneys’ fees), judgments, fines and amounts incurred by such Persons in connection with any action, suit or proceeding to which the Representative or such other Person is made a party by reason of the fact that it is or was acting as the Representative pursuant to the terms of the Merger Agreement, Escrow Agreement and Payments Administration Agreement or any other Ancillary Transaction Document. The Representative shall have the right, in its sole discretion, to recover from any amounts withheld by the Representative, including without limitation, the Representative Holdback Amount, its reasonable out-of-pocket expenses incurred in the performance of its duties under this Letter of Transmittal, the Merger Agreement or any Ancillary Transaction Document (the “Charges”). The Representative Holdback Amount shall be retained by the Representative until such time as the Representative shall determine, and, subject to the terms of the Merger Agreement, the balance of the Representative Holdback Amount if any, shall be delivered by the Representative or its designees to the undersigned in accordance with its Allocable Portion and Section 12.5(c) of the Merger Agreement. 4. Acknowledgments By executing and delivering this Letter of Transmittal, the undersigned acknowledges that the undersigned will not receive the Allocable Portion of the Merger Consideration or any Additional Merger Consideration for the undersigned’s Company Shares unless and until (i) all of the conditions to the Merger set forth in the Merger Agreement have been satisfied or waived by the appropriate party and the Merger is consummated, and (ii) the undersigned delivers duly signed and completed Transmittal Documentation. All questions as to validity, form and eligibility of any Transmittal Documentation and surrender of Company Shares hereby will be determined by the Payments Administrator (in consultation with the Representative) and such determination shall be final and binding. The undersigned hereby acknowledges and agrees that payment for Company Shares surrendered hereunder will be made to the undersigned in accordance with the terms of the Merger Agreement, (a) with respect to the undersigned’s Allocable Portion of the Closing Merger Consideration, upon the earlier of (x) the Closing Date, if the duly signed and completed Transmittal Documentation was delivered to the Payments Administrator at least two Business Days prior to the Closing Date or (y) as promptly as practicable following delivery, if the duly signed and completed Transmittal Documentation are delivered to the Payments Administrator at any time following the date that is at least two Business Days prior to the Closing Date, and (b) with respect to the undersigned’s Allocable Portion of the Additional Merger Consideration (if any), following Closing following such time as such Additional Merger Consideration becomes due and payable under the Merger Agreement, provided that the undersigned has delivered duly signed and completed Transmittal Documentation to the Payments Administrator prior to such time. The undersigned understands that by surrendering the Company Share(s), the undersigned also surrenders Company Shares that may be issued to the undersigned prior to the Effective Time. The undersigned hereby acknowledges and agrees that its Allocable Portion of the Merger Consideration and any Additional Merger Consideration (if any) received in exchange for the Company Shares surrendered herewith constitutes the entire and total consideration to which the undersigned is entitled pursuant to the terms of the Merger Agreement and, upon the Effective Time, the undersigned will cease to have any rights with respect to or arising from the Company Shares, except the right to receive its Allocable Portion of the Merger Consideration and any Additional Merger Consideration (if any) in accordance with the Merger Agreement, the Escrow Agreement, the Payments Administration Agreement, this Letter of Transmittal and any other Ancillary Transaction Document, as applicable. The undersigned acknowledges the provisions of the Merger Agreement, including the deposit of the Escrow Amounts in accordance with the Merger Agreement and the Escrow Agreement and the payment or release of any such amount in accordance with the Merger Agreement, the Payments Administration Agreement, the Escrow Agreement and any other applicable Ancillary Transaction Document, and agrees not to contest such terms.

6 WEIL:\97827545\9\44114.0033 Effective as of the Closing, the undersigned (on behalf of itself and its controlled Affiliates and Subsidiaries (including the Group Companies)) hereby irrevocably and unconditionally releases, remises and forever discharges Parent, any Group Company, their Affiliates and their respective members, managers, officers, directors, stockholders, partners, employees, agents and attorneys, and each of them (collectively, the “Parent Released Parties”), from any and all rights, claims, and Proceedings (whether known or unknown, liquidated or contingent and whether arising in Law, in equity or otherwise) that it has had or now has and irrevocably covenants not to bring or threaten to bring, directly or indirectly, or otherwise join in any claim (including claims of contribution) or Legal Proceeding against any of the Parent Released Parties relating to, arising out of or in connection with any facts or circumstances relating to any of the Group Companies which existed on or prior to the Closing Date; provided, however, that the foregoing shall not apply to any claim specifically provided for under the Merger Agreement or this Letter of Transmittal or with respect to any Parent Released Parties, any other Ancillary Transaction Document to which any such Parent Released Party is a party. The undersigned acknowledges that the Laws of many states provide substantially the following: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.” The undersigned acknowledges that such provisions are designed to protect a party from waiving claims which it does not know exist or may exist. Nonetheless, the undersigned agrees, on behalf of itself and its Affiliates, that, effective as of the Closing Date, the undersigned, on behalf of itself and its Affiliates, shall be deemed to waive any such provision. The undersigned represents to Parent that such party has not assigned or transferred or purported to assign or transfer to any Person all or any part of, or any interest in, any claim against any Parent Released Party and notwithstanding anything to the contrary in this Letter of Transmittal, no such assignment or transfer shall be permitted and any purported assignment or transfer shall be legally ineffective. 5. Further Assurances The undersigned will, upon request, execute and deliver any additional documents reasonably deemed by Parent, Merger Sub or the Surviving Company to be necessary or desirable to complete the exchange of the Company Shares for the Allocable Portion of the Merger Consideration and Additional Merger Consideration (if any). All authority conferred or agreed to be conferred in this Letter of Transmittal and each obligation of the undersigned hereunder and under any additional documents executed and delivered by the undersigned shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death, incapacity or bankruptcy of the undersigned. 6. Representations and Warranties. The undersigned hereby represents and warrants to each of the Company, Parent, Merger Sub, the Surviving Company and the Representative as of the date of this Letter of Transmittal and as of the Closing Date and, to the extent applicable, acknowledges and agrees as follows: A. Authorization of Letter of Transmittal. The undersigned has all requisite power and authority, or legal capacity, as applicable, to execute and deliver this Letter of Transmittal and the other Transmittal Documentation, to perform its obligations hereunder and to consummate the transactions contemplated hereby, including, without limitation, the surrender of the Company Shares. The execution and delivery of this Letter of Transmittal and the other Transmittal Documentation by the undersigned and the consummation by the undersigned of the transactions contemplated hereby have, to the extent applicable, been duly authorized by all necessary action on the part of the undersigned and no other organizational proceedings on the part of the undersigned are necessary to authorize the execution and delivery of this Letter of Transmittal and the other Transmittal Documentation or consummate the transactions contemplated hereby. This Letter of Transmittal and the other Transmittal Documentation has been duly executed and delivered by the undersigned and constitutes the legal, valid and binding obligation of the undersigned enforceable against the undersigned in accordance with its terms. B. Title; Ownership. As of immediately prior to the Effective Time, the undersigned will have (or, if this Letter of Transmittal is executed and delivered after the Effective Time, had) good and valid title to, the Company Shares listed below in “BOX B” free and clear of all Liens (other than as set forth in restrictions pursuant to federal and state securities laws). The undersigned is the sole record and beneficial owner of the Company Shares surrendered pursuant to the terms of this Letter of Transmittal (the “Surrendered Shares”) and does not hold or own any additional Company Shares other than the Surrendered Shares.

7 WEIL:\97827545\9\44114.0033 C. No Conflicts. Neither the execution and the delivery of this Letter of Transmittal and the other Transmittal Documentation, nor the consummation of the transactions contemplated hereby, nor the compliance with any of the provisions hereof or thereof will (a) violate any law, judgment, writ or injunction of any governmental authority to which the undersigned or the Surrendered Shares are subject, (b) if the undersigned is not a natural person, violate the terms of any articles or certificate of incorporation, bylaws, limited liability company agreement, partnership agreement, or similar organizational document to which the undersigned is a party, (c) violate, conflict with, result in the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, result in the creation of a lien, result in the acceleration of, create in any person the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, permit, certificate, order, injunction, judgment, ruling or other arrangement to which the undersigned is a party or by which the undersigned is bound or to which any of the undersigned’s assets, including the Surrendered Shares), are subject. D. Merger Agreement. The undersigned has received, read and understands the Merger Agreement, this Letter of Transmittal (including all schedules and exhibits thereto or hereto). The undersigned has received sufficient information describing the Merger and the covenants and obligations set forth in the Merger Agreement applicable to the undersigned and hereby confirms and agrees to be bound by such terms of the Merger Agreement applicable to the undersigned (including, but not limited to, those terms described in this Letter of Transmittal). E. Spousal Consent. If the undersigned is a natural person, unless the signature of the undersigned’s spouse appears on a spousal consent in the form of Exhibit A hereto, the undersigned represents and warrants to the Company, the Payments Administrator, Parent, and Merger Sub that the undersigned is not married or that the undersigned’s and his or her legal spouse’s primary residence is in a state that is not a community property state or that such spouse has no actual, community, equitable or beneficial property interest in any of the Company Shares or proceeds thereof. By signing below, the undersigned’s spouse consents to the transactions contemplated by the Merger Agreement and this Letter of Transmittal, including the surrender of the Company Shares (and such spouse’s interest therein (if any)) hereunder and agrees not to take any action, or omit to take any action, that would, or would reasonably be likely to, hinder the operation of this Letter of Transmittal, including the transfer of the Company Shares (and such spouse’s interest therein (if any)) and agrees to be bound hereby to the same extent the undersigned is found. F. Good Standing. If the undersigned is a corporation, limited liability company or partnership, the undersigned is duly organized, validly existing and, to the extent such concept is recognized, in good standing under the Laws of its state of organization. G. Accuracy. The undersigned certifies, represents and warrants that the information included by or on behalf of the undersigned in this Letter of Transmittal and the IRS Form W-9 is true, correct and complete. The undersigned is strongly urged to consult with legal, tax and/or financial advisor(s) of the undersigned’s choosing regarding the consequences to the undersigned of the Merger, the Merger Agreement, and the undersigned’s execution of this Letter of Transmittal, and acknowledges that the undersigned (a) availed himself, herself or itself of such right and opportunity (to the extent that the undersigned so desired); (b) has carefully reviewed and understands the terms of the foregoing documents and the transactions contemplated thereby and deems them to be in the undersigned’s best interest; and (c) is competent to execute this Letter of Transmittal free from coercion, duress or undue influence. 7. Confidentiality The undersigned acknowledges that the success of the Group Companies after the Closing depends upon the continued preservation of the confidentiality of certain information possessed by the undersigned, that the preservation of the confidentiality of such information by the undersigned is an essential premise of the bargain between the Stockholders, on the one hand, and Parent, on the other hand, and that Parent would be unwilling to enter into this Letter of Transmittal or the Merger Agreement in the absence of this Section 7. Accordingly, the undersigned agrees not to[, and shall direct its Affiliates not to,] disclose or use, directly or indirectly, without the prior written consent of Parent, any information concerning the businesses and affairs of the Company or any of its Subsidiaries (“Confidential Information”); provided, however, that Confidential Information shall not include (i) information now, or which hereafter becomes, generally known or readily available to the public or (ii) information that becomes available to the undersigned on a non-confidential basis from a Person that the undersigned does not know, and should not reasonably

8 WEIL:\97827545\9\44114.0033 know, to be subject to an obligation to protect the confidentiality of such information. Notwithstanding anything to the contrary, the undersigned and its Affiliates may disclose this Letter of Transmittal, the Ancillary Transaction Documents and its and their terms and conditions to the extent required pursuant to any applicable Law or other legal or regulatory process (in which case the undersigned will inform Parent in writing of such request or obligation as promptly as practical after the undersigned is informed of it and, if possible, before any information is disclosed, so that Parent may seek, at its sole cost and expense, a protective order or other appropriate remedy) or to its limited partners, advisors, members or other investors or potential investors (subject to customary confidentiality obligations) in connection with its fundraising, marketing or investing activities, or operations of its investment and management businesses in the ordinary course of business. [The undersigned agrees that it shall be responsible for any breach or violation of the provisions of this Section 7 by any of its Affiliates or its or its Affiliates’ representatives.] [Parent acknowledges and agrees that certain officers, directors, and employees of those Affiliates and portfolio companies of the undersigned who serve on the board of directors (or similar governing body) of one or more of such entities may also serve as a representative of the undersigned in another position or role (a “Dual Representative”) and no such entities will be deemed to have received such Confidential Information solely as a result of any such Person holding any such position or role; provided, that for the avoidance of doubt, such Dual Representative has not disclosed Confidential Information to such entities in such capacity.] 8. Governing Law; Jurisdiction A. This Letter of Transmittal, and any Proceeding of any kind whatsoever, including a counterclaim, cross-claim, or defense, regardless of the legal theory under which such liability or obligation may be sought to be imposed, whether sounding in contract or tort, or whether at law or in equity, or otherwise under any legal or equitable theory, that may be based upon, arising out of or related to this Letter of Transmittal or the negotiation, execution or performance of this Letter of Transmittal or the transactions contemplated hereby will be governed by and construed in accordance with the internal Laws of the State of Delaware applicable to agreements executed and performed entirely within such State without regards to conflicts of law principles of the State of Delaware or any other jurisdiction that would cause the Laws of any jurisdiction other than the State of Delaware to apply. B. The undersigned (i) irrevocably agrees that all actions (whether in contract or tort, at law or in equity or otherwise) that may be based upon, arise out of or relate to this Letter of Transmittal, or the negotiation, execution or performance of this Letter of Transmittal (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Letter of Transmittal or as an inducement to enter into this Letter of Transmittal) shall brought and determined only in the Delaware Chancery Court and any state court sitting in the State of Delaware to which an appeal from the Delaware Chancery Court may be validly taken (or, if the Delaware Chancery Court declines to accept jurisdiction over a particular matter, any federal court within the State of Delaware and any federal appellate court therefrom), and the undersigned (along with each party to the Merger Agreement) irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such Proceeding arising out of or relating to the Merger Agreement, the other Ancillary Transaction Documents and the transactions contemplated hereby or thereby. The undersigned (along with each party to the Merger Agreement) agrees not to commence any Legal Proceeding relating thereto except in the courts described above in Delaware, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein, and no party shall file a motion to dismiss any Legal Proceeding filed in a state or federal court in the State of Delaware, on any jurisdictional or venue-related grounds, including the doctrine of forum non conveniens. The undersigned (along with each party to the Merger Agreement) irrevocably agrees that venue would be proper in any of the courts in Delaware described above, and hereby irrevocably waive any objection that any such court is an improper or inconvenient forum for the resolution of Legal Proceeding. The undersigned (along with each party to the Merger Agreement) further irrevocably and unconditionally consents to service of process in the manner provided for notices in Section 12.7 of the Merger Agreement. Nothing herein or in the Merger Agreement will affect the right of the undersigned or any party to the Merger Agreement to serve process in any other manner permitted by Law. C. THE UNDERSIGNED HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION (WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY OR OTHERWISE) DIRECTLY OR

9 WEIL:\97827545\9\44114.0033 INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS LETTER OF TRANSMITTAL OR THE TRANSACTIONS CONTEMPLATED HEREBY. * * *

WEIL:\97827545\9\44114.0033 All Sellers must complete Boxes A, B, and IRS Form W-9 (or, if applicable, the appropriate IRS Form W-8). Please also read the “General Instructions” on page 10. BOX A – Signature of Registered Securityholder(s) (Must be signed by all registered Securityholders, exactly as name appears as a book entry on the Company’s transfer books or by person(s) authorized to become registered Securityholder(s) by certificates and documents transmitted herewith. Include legal capacity if signing on behalf of an entity) Signature of Holder: __________________________________________________________________ Date: ______________________________________________________________________________ Name: _________________________________________________________________________________ (Please Print) Title of Signing Party: ________________________________________________________________ (if entity, trustee or other authorized party) If additional signatures are required, use the fields below. Signature: __________________________________________________________________________ Date: ______________________________________________________________________________ Name: _________________________________________________________________________________ (Please Print) Title of Signing Party: ________________________________________________________________ BOX B – Description of Shares Surrendered Class of Shares Number of Company Shares Total Number of Shares:

WEIL:\97827545\9\44114.0033 BOX C – Alternate Payment Instructions BOX D – One Time Delivery Instructions To be completed ONLY if the check is to be issued in the name(s) of someone other than the registered holder(s) in Box E. ISSUE TO: To be completed ONLY if the check is to delivered to an address other than that listed in Box E. MAIL TO: Name Name Street Address Street Address City, State and Zip Code City, State and Zip Code Please remember to complete and sign the attached IRS Form W-9 or, if applicable, the appropriate IRS Form W-8. If Box C is checked, please provide an IRS Form W-9 (or, if applicable, the appropriate IRS Form W-8) for both the registered holder and the payment recipient. NOTICE TO NON-RESIDENT ALIEN INDIVIDUALS OR FOREIGN ENTITIES (e.g. foreign corporation, partnership or trusts): DO NOT COMPLETE THE ATTACHED IRS FORM W-9. COMPLETE THE APPROPRIATE IRS FORM W-8, AVAILABLE AT www.irs.gov OR CALL 866-927-3919 FOR A COPY OF THE APPROPRIATE IRS FORM W-8. COMPLETE AND RETURN THE APPROPRIATE IRS FORM W-8. FAILURE TO DO SO WILL SUBJECT YOU TO FEDERAL BACKUP WITHHOLDING AT THE CURRENT APPLICABLE RATE. PLEASE NOTE: REVIEW OF IRS W-8 FORMS MAY TAKE ADDITIONAL PROCESSING TIME.

WEIL:\97827545\9\44114.0033 BOX E – Name and Address of Registered Securityholder(s) Registered Securityolder Name: __________________________________________________________ Mail Notices to the Attention of: _________________________________________________________ Address: ____________________________________________________________________________ ___________________________________________________________________________ City: _______________________ State/Province: _________________Postal Code: _______________ Country: ____________________________________________________________________________ Email Address: _______________________________________________________________________ Telephone Number: ___________________________________________________________________ BOX F – Medallion Guarantee If you have completed Box C or all registered holders are not listed on the bank account provided in Box G (if you elected a wire payment), your signature must be Medallion Guaranteed by an eligible financial institution. Dated (Apply Medallion Signature Guarantee Stamp Here) Authorized Signature Name (Please Print) Title (Please Print) Name of Firm Area Code & Telephone No. Address _____________________________ Note: A notarization by a notary public is not acceptable

WEIL:\97827545\9\44114.0033 BOX G – Bank Wire or ACH Instructions NOTE: If you do not complete the information below, a check for the proceeds will be delivered to you at the address provided in Box E. If the name on the bank account does not match the registration or does not include all registered holders, a medallion guarantee is required in Box F. In connection to the above referenced merger, please remit the entitled funds as follows: Account Type (Checking or Savings): ____________________________________________________________ Bank Name: ________________________________________________________________________________ ABA Routing Number: _______________________________________________________________________ Beneficiary/Account Holder Name: _____________________________________________________________ Bank Account Number: _______________________________________________________________________ SWIFT/BIC: ________________________________________________________________________________ IBAN: ____________________________________________________________________________________ Intermediary Bank ABA Routing Number: ________________________________________________________ Intermediary SWIFT/BIC Code: ________________________________________________________________ FFC | Account Name: _________________________________________________________________________ FFC | Account Number: _______________________________________________________________________ By completion of Box G, the registered Securityholder hereby agrees that the above electronic payment instructions are true and correct and by endorsing this Letter of Transmittal the person authorized to act on behalf of this account is directing Parent to make, or cause to be made, payment of the Merger Consideration and Additional Merger Consideration (if any) represented by this Letter of Transmittal to the bank account listed above.

WEIL:\97827545\9\44114.0033 General Instructions Please read this information carefully.  BOX A-Signatures: All registered Securityholders must sign as indicated in Box A. If you are signing on behalf of a registered Securityholder, your signature must include your legal capacity. o If any of the Company Shares surrendered hereby are held of record by two or more joint owners, then all such owners must sign this Letter of Transmittal. o If any of the Company Shares surrendered hereby are registered in the Company’s share register or transfer books as book entries in different names then it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Company Shares in the Company’s share register or transfer book as book entries. o If this Letter of Transmittal or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other Person acting in a fiduciary or representative capacity, then such Person should so indicate when signing, and proper evidence satisfactory to the Payments Administrator of the authority of such Person so to act must be submitted. o If this Letter of Transmittal is signed by the registered holder(s) of the Company Shares listed and surrendered hereby, then no separate stock powers are required unless payment is to be issued in the name of a Person other than the registered holder(s). See Instruction “BOX E-Signature Guarantee” below. o If this Letter of Transmittal is signed by a Person other than the registered holder(s) of the Company Shares listed and surrendered hereby, then it must be accompanied by appropriate stock powers. Signature(s) on any such stock powers must be guaranteed by an Eligible Institution. See Instruction “BOX E-Signature Guarantee” below.  BOX B- Company Shares Details: List all classes of share and the number of shares in Box B.  BOX C-Alternate Payment Instructions: Provide the alternate payment instructions (name and address) in Box C. Complete IRS Form W-9 to certify tax identification number for alternate payee of U.S. citizen, resident or entity. Signature must be that of the alternate payee indicated. See notice to non-resident aliens above. All changes in registration require a Medallion Signature Guarantee. Joint registrations must include the form of tenancy. Custodial registrations must include the name of the Custodian (only one). Trust account registrations must include the names of all current acting trustees and the date of the trust agreement.  BOX D-One Time Delivery: Any address shown in Box D will be treated as a one-time only mailing instruction.  BOX E-Current Name and Address of Registered Securityholder: Provide current address and contact information for the Registered Securityholder in Box E.  BOX F-Signature Guarantee: Box F (Medallion Guarantee) only needs to be completed if the name on the check or bank account names are or will be different from the current registration shown in Box E. This guarantee is a form of signature verification which can be obtained through an eligible financial institution such as a commercial bank, trust company, securities broker/dealer, credit union or savings institution participating in a Medallion program approved by the Securities Transfer Association. YOUR GUARANTOR (BANK/BROKER) WILL REQUIRE PROOF OF YOUR AUTHORITY TO ACT. CONSULT YOUR GUARANTOR FOR THEIR SPECIFIC REQUIREMENTS. YOU OR YOUR GUARANTOR MAY ACCESS THE SECURITIES TRANSFER ASSOCIATION (STA) RECOMMENDED REQUIREMENTS ON-LINE AT www.stai.org.  BOX G – Bank Wire and ACH Instructions: To elect a bank wire transfer, please complete Box G in its entirety. A medallion guarantee is required in Box F if all registered Securityholders are not listed on the bank account provided in Box G. Please contact your bank for questions regarding the appropriate bank routing number and account number to be used.  Deficient Presentments: If you request a registration change that is not in proper form, the required documentation will be requested from you.

WEIL:\97827545\9\44114.0033  Terms of Conversion of the Company Shares. Each Company Share will be converted at the Effective Time to the right to receive the undersigned’s Allocable Portion of the Merger Consideration and Additional Merger Consideration (if any).  Validity of Surrender, Irregularities. All questions as to validity, form and eligibility of any surrender of Company Shares hereby will be determined by the Payments Administrator the Payments Administrator in its reasonable discretion (in consultation with the Representative), and such determination shall be final and binding. The Company, the Representative and Parent reserve the right to waive any irregularities or defects in the surrender of any Company Shares and its reasonable interpretations of the terms and conditions of the Merger Agreement and of this Letter of Transmittal (including these instructions) (in each case, in consultation with the Representative) with respect to such irregularities or defects shall be final and binding. A surrender will not be deemed to have been made until all irregularities have been cured or waived.  Letter of Transmittal Required; Surrender of Share(s). You will not receive any cash for your Company Shares unless and until (i) the Merger is consummated and (ii) you deliver this Letter of Transmittal duly signed and completed, to the Payments Administrator, together with any required Tax forms and the Company Shares (except for any portion of Company Shares that are issued subsequent to your submission of this Letter of Transmittal and any required accompanying evidences of authority in form reasonably satisfactory to the Payments Administrator (in consultation with the Representative).  Request for Taxpayer Identification Number and Certification – IRS Form W-9/W-8: U.S. persons must complete IRS Form W-9 to certify such holder’s tax identification number. Please provide the social security or employer identification number of the person or entity receiving payment, including signature and date for the above described shares. Completion of the IRS Form W-9 certifies that the receiver of the payment is not subject to backup withholding. Failure to complete the IRS Form W-9 will subject the recipient to the applicable federal backup withholding from any cash payment made to the recipient pursuant to the exchange. Failure to provide the correct information on IRS Form W-9 may also subject the surrendering U.S. holder to a penalty imposed by the IRS. o Definition of U.S. Person: For U.S. federal income tax purposes, you are considered a U.S. person if you are (1) An individual who is a U.S. citizen or U.S. resident alien, (2) A corporation, company or association created or organized in the United States or under the laws of the United States, (3) An estate (other than a foreign estate), or (4) A domestic trust (as defined in U.S. Treasury regulation section 301.7701-7). Holders who own shares through pass-through entities should consult their own tax advisors. o Non-U.S. Persons: Each Securityholder that is not a U.S. person must duly complete, execute and submit an applicable IRS Form W-8 (generally, IRS Form W-8BEN or IRS Form W-8BEN-E), signed under penalty of perjury, attesting to such non-U.S. Securityholder’s foreign status, to avoid backup withholding. IRS Forms W-8 are available at the IRS website at www.irs.gov.  Returning Documents: Return this Letter of Transmittal and any required Tax forms only to the Payments Administrator via the Payments Administrator’s online platform or at the address below by mail, hand delivery or overnight delivery. The method of delivery is at your option and your risk, but it is recommended that documents be delivered via overnight delivery or some other registered method and properly insured. Citibank, N.A. 10300 SW Allen Blvd. Beaverton, OR 97005 Attn: Precision Blocker, Inc. Payment Administrator  Delivery to Surviving Company: Following the first anniversary of the Closing Date, this Letter of Transmittal and any required Tax forms must be delivered by registered mail, hand delivery or overnight courier delivery to the Surviving Company at the following address: Columbus McKinnon Corporation Legal Department 205 Crosspoint Parkway Getzville, NY 14068 Attention: General Counsel Email: alan.korman@cmworks.com

WEIL:\97827545\9\44114.0033 Exhibit A CONSENT OF SPOUSE _____________________________________ (Spouse’s Name) I, the undersigned, spouse of the Registered Equityholder, a holder of shares (the “Shares”) of Common Stock of Precision Blocker Inc., acknowledge that I have read that certain Agreement and Plan of Merger, dated as of March 1, 2021, by and among (i) Columbus McKinnon Corporation, a New York corporation (“Parent”), (ii) Dorner Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), (iii) Precision Blocker Inc., a Delaware corporation, (the “Company”) and (iv) Precision TopCo LP, a Delaware limited partnership (the “Representative”) (the “Merger Agreement”), with respect to the merger of Merger Sub with and into the Company, with the Company as the surviving entity in such merger. I further acknowledge that I am familiar with the contents of the Merger Agreement and the nature, extent and value of the transactions contemplated by the Merger Agreement, including the surrender and cancellation of all of the Shares, in exchange for consideration as further described in the Letter of Transmittal to which this Consent is attached (the “Letter of Transmittal”). I hereby consent to the transactions contemplated by the Letter of Transmittal, including the surrender and cancellation of the Shares, and do hereby waive and relinquish all right, claim and interest, however arising, that I may have in the Shares, including without limitation those arising under any laws governing community property and marital and non-marital property ownership and disposition thereof or otherwise, or otherwise with respect to the Company. I agree that I will take no action at any time to challenge the validity of the Merger Agreement or the surrender and cancellation of the Shares pursuant to the Letter of Transmittal. I hereby consent to the appointment of the Representative pursuant to the Letter of Transmittal and Section 12.15 of the Merger Agreement and agree to be bound by the terms and conditions set forth in the Merger Agreement. __________________________________________ Registered Equityholder __________________________________________ Signature of Spouse __________________________________________ Print Spouse’s Name

WEIL:\97827545\9\44114.0033 Annex A DELAWARE GENERAL CORPORATION LAW SECTION 262 APPRAISAL RIGHTS 8 Del.C. 1953, § 262, Effective January 1, 2021 (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository. (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title: (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation (or, in the case of a merger pursuant to § 251(h), as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title. (2) Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except: a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof; b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders; c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

WEIL:\97827545\9\44114.0033 (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation. (4) [Repealed.] (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d),(e), and (g) of this section, shall apply as nearly as is practicable. (d) Appraisal rights shall be perfected as follows: (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or (2) If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or

WEIL:\97827545\9\44114.0033 series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given. (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such statement shall be given to the stockholder within 10 days after such stockholder’s request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection. (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

WEIL:\97827545\9\44114.0033 (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder. If immediately before the merger or consolidation the shares of the class or series of stock of the constituent corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger or consolidation for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title. (h) After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section. (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state. (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal. (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of

WEIL:\97827545\9\44114.0033 this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section. (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

WEIL:\97827545\9\44114.0033 IMPORTANT TAX INFORMATION Under current U.S. federal income tax law relating to backup withholding, withholding may be required on a portion of any payments made to stockholders if the appropriate certification is not provided. For purposes of these backup withholding rules, a “U.S. person” is any stockholder that is (i) an individual who is a citizen or resident of the United States, (ii) a partnership, corporation, company or association created or organized in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate (other than a foreign estate); or (iv) a domestic trust (as defined in section 301.7701- 7 of the U.S. Treasury regulations promulgated under the Internal Revenue Code of 1986, as amended). A “non-U.S. person” is any stockholder that is not a U.S. person. To avoid such backup withholding, each tendering stockholder or other payee that is a U.S. person must provide the Surviving Company with its correct taxpayer identification number (“TIN”) and certify that it is not subject to backup withholding by completing the enclosed IRS Form W-9, or otherwise establish an exemption from the backup withholding rules. In general, for an individual, the TIN is such individual’s social security number. If the Surviving Company are not provided with the correct TIN, the U.S. person may be subject to a $50 penalty imposed by the IRS, and any reportable payments made to such person may be subject to backup withholding at the applicable rate, currently 24%. Such reportable payments generally will be subject to information reporting, even if the Surviving Company are provided with a TIN. For further information concerning backup withholding and instructions for completing IRS Form W-9 (including how to obtain a TIN if you do not have one and how to complete IRS Form W-9 if Company Shares are held in more than one name), consult the instructions to the IRS Form W-9 enclosed in this Letter of Transmittal. Certain persons (including, among others, certain corporations and certain non-U.S. persons) are not subject to these backup withholding and reporting requirements. Exempt U.S. persons should indicate their exempt status on IRS Form W-9 by checking the box marked “Exempt payee.” To satisfy the Surviving Company that a non-U.S. person qualifies as an exempt recipient, such person must submit the appropriate and properly completed applicable IRS Form W-8 (generally, IRS Form W-8BEN), signed under penalties of perjury, attesting to that person’s non-U.S. status. An IRS Form W-8 can be obtained from the Surviving Company upon request or from the IRS at its internet website: www.irs.gov. Stockholders should consult their tax advisors as to any qualification for exemption from backup withholding and the procedure for obtaining the exemption. TO AVOID U.S. FEDERAL BACKUP WITHHOLDING ON AMOUNTS PAYABLE TO YOU, COMPLETE AND RETURN THE ENCLOSED IRS FORM W-9 (IF YOU ARE A U.S. PERSON) OR AN APPLICABLE IRS FORM W-8 (IF YOU ARE NOT A U.S. PERSON).

WEIL 97824360V.14 Exhibit D Form of Amended and Restated Certificate of Incorporation [See attached.]

1 EAST\179666957.2 AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF PRECISION BLOCKER INC. I. The name of this corporation is Precision Blocker Inc. (the “Corporation”). II. The address of the registered office of the Corporation in the State of Delaware is 251 Little Falls Drive, Wilmington, DE 19808, New Castle County. The name of the Corporation’s registered agent at such address is Corporation Service Company. III. The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware (“DGCL”). IV. The Corporation is authorized to issue only one class of stock, to be designated Common Stock. The total number of shares of Common Stock presently authorized is One Hundred Thousand (100,000) shares, with each share having a par value of $0.001. V. A. The management of the business and the conduct of the affairs of the Corporation shall be vested in its board of directors (“Board of Directors”). The number of directors which shall constitute the whole board of Directors shall be fixed by the Board of Directors in the manner provided in the bylaws of the Corporation (“Bylaws”). B. The Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the Corporation. The stockholders shall also have power to adopt, amend or repeal the Bylaws; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, such action by stockholders shall require the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class. VI. A. To the fullest extent permitted by law, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of

2 EAST\179666957.2 fiduciary duty as a director. If the DGCL or any other law of the State of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. B. Any repeal or modification of this Article VI shall be prospective and shall not adversely affect any right or protection of a director of the Corporation existing at the time of, or increase the liability of any director with respect to any acts or omissions of such director occurring prior to, such repeal or modification. VII. To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers and agents of the Corporation (and any other persons to which DGCL permits the Corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the DGCL. Any amendment, repeal, or modification of the foregoing provisions will not adversely affect any right or protection of any director, officer or other agent of the Corporation existing at the time of such amendment, repeal or modification. VIII. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon the stockholders herein are granted subject to this reservation. IX. The Corporation is to have perpetual existence.

WEIL 97824360V.14 Exhibit E Form of Certificate of Merger [See attached.]

EAST\179655490.2 CERTIFICATE OF MERGER MERGING DORNER MERGER SUB INC. WITH AND INTO PRECISION BLOCKER, INC. [●], 2021 Pursuant to Title 8, Section 251 of the Delaware General Corporation Law (the “DGCL”), the undersigned corporation, organized and existing under and by virtue of the DGCL, hereby certifies that: 1. The name and state of incorporation of each of the constituent corporations of the merger (the “Constituent Corporations”) are as follows: NAME STATE OF INCORPORATION Precision Blocker, Inc. Delaware Dorner Merger Sub Inc. Delaware 2. An Agreement and Plan of Merger (the “Merger Agreement”) by and among each of the Constituent Corporations, Columbus McKinnon Corporation, a New York corporation, and Precision TopCo LP, a Delaware limited partnership in its capacity as representative of the sellers thereunder, setting forth the terms and conditions of the merger of Dorner Merger Sub Inc. with and into Precision Blocker, Inc., has been approved, adopted, certified, executed and acknowledged by each of the Constituent Corporations in accordance with the requirements of the DGCL. 3. Precision Blocker, Inc. is the surviving corporation in the merger, and the name of the surviving corporation is “Precision Blocker, Inc.” 4. At the effective time of the merger, the Certificate of Incorporation of the surviving corporation shall be amended and restated by reason of the merger to read in its entirety as set forth in Exhibit A attached hereto and shall be the Amended and Restated Certificate of Incorporation of the surviving corporation until further amended in accordance with the provisions of the DGCL. 5. The executed Merger Agreement is on file at c/o Columbus McKinnon Corporation, 205 Crosspoint Parkway, Getzville, NY 14068, the place of business of the surviving corporation. 6. A copy of the Merger Agreement will be furnished by the surviving corporation on request, without cost, to any stockholder of the Constituent Corporations. 7. This Certificate of Merger shall be effective upon the filing thereof with the Secretary of State of the State of Delaware. [Remainder of this page intentionally left blank]

[Signature Page to Certificate of Merger] EAST\179655490.2 IN WITNESS WHEREOF, the surviving corporation has caused this certificate to be signed by an authorized officer as of the ____ day of _______, 2021. PRECISION BLOCKER, INC. By: Name: Title:

A-1 EAST\179655490.2 EXHIBIT A [See attached.]

WEIL 97824360V.14 Exhibit F Form of Payments Agreement [See attached.]

FORM OF PAYMENTS ADMINISTRATION AGREEMENT THIS PAYMENTS ADMINISTRATION AGREEMENT (this “Agreement”) is entered into as of [●], 2021, by and among (a) Columbus McKinnon Corporation, a New York corporation (“Parent”), (b) Precision TopCo LP, a Delaware limited partnership (“Representative”), and (c) Citibank, N.A. (“Citibank”). The terms and conditions set forth on the attached schedules are incorporated herein by reference and shall be deemed part of this Agreement. Capitalized terms used and not otherwise defined in this Agreement shall have the respective meaning set forth in the Merger Agreement (as defined below). RECITALS WHEREAS, Parent and the Representative are parties to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated March 1, 2021, by and among (i) Parent, (ii) Dorner Merger Sub Inc., a Delaware corporation and wholly-owned Subsidiary of Parent (“Merger Sub”), (iii) Precision Blocker Inc., a Delaware corporation (“Company”), and (v) Representative; WHEREAS, pursuant to the Merger Agreement, all Common Stock issued and outstanding immediately prior to the Effective Time (other than Excluded Shares and Dissenting Shares), shall be converted into the right for each Company Equityholder to receive (i) at or following the Closing, an amount in cash equal to such Company Equityholder’s Allocable Portion of the Closing Merger Consideration, and (ii) after Closing, an amount in cash equal to such Company Equityholder’s Allocable Portion of the Additional Merger Consideration, if any, in each case, payable pursuant to Sections 3.1 and 3.3 of the Merger Agreement, respectively; WHEREAS, the Merger Agreement provides for a payments administrator, in connection with the exchange of the Company Shares for consideration pursuant to the Merger Agreement; and WHEREAS, Parent and the Representative desire that Citibank act as the payments administrator (“Payments Administrator”) for the purpose of distributing consideration to Company Equityholders in accordance with the terms of the Merger Agreement. NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows: 1. Appointment. Parent and the Representative hereby engage Citibank as the Payments Administrator concerning the Paying Account (as defined below) for the purposes set forth herein, and Citibank hereby accepts such appointment and agrees to perform the services set forth herein. Citibank will provide accounting, payments processing, shareholder support and other administrative services as set forth in Schedule I, in connection with the activities contemplated herein. Citibank is a registered broker-dealer and member of the Financial Industry Regulatory Authority (FINRA) and Securities Investor Protection Corporation (SIPC). 2. Establishment of Accounts. Parent will advise Citibank of the Closing Date at least one (1) Business Day in advance thereof. As promptly as practicable after the date hereof, Parent and the Representative will provide Citibank with completed account opening forms required for the opening of the Paying Account (as defined herein). Parent and the Representative hereby instruct Citibank to utilize and administer a paying account (the “Paying Account”) for the purposes set

- 2 - forth herein. Citibank shall have the authority to make payments from the Paying Account, solely in accordance with this Agreement. As soon as practicable after the date hereof (subject to the completion of the account opening processes), Citibank will provide the parties with wire transfer instructions necessary to fund the Paying Account. The funds in the Paying Account shall be held in a Citibank non-interest bearing account(s). Citibank may take any actions it determines necessary to comply with applicable laws, rules and regulations including, without limitation, in connection with verification of identities under Section 326 of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001. 3. Deposits of Consideration. On the Closing Date, Parent will deposit, or cause to be deposited, into the Paying Account an amount of immediately available funds representing the Closing Merger Consideration less the amount delivered to the Escrow Agent, Representative, Company Optionholders and Principal Seller pursuant to Section 3.1(c)(i), (ii), (iii), and (iv)(x), respectively, of the Merger Agreement for further payment by Citibank to each Company Equityholder that has delivered all of their Company Shares and a duly executed and completed Letter of Transmittal in accordance with the exchange procedures set forth in Section 3.2 of the Merger Agreement in an amount equal to each such Company Equityholder’s respective Allocable Portion as set forth in the Consideration Schedule. Thereafter, the Parent and the Representative may from time to time deposit or cause to be deposited additional funds into the Paying Account, including, without limitation, the Company Equityholder’s aggregate Allocable Portion of any Additional Merger Consideration, if any, for further payment by Citibank to each Company Equityholder that has delivered a duly executed and completed Letter of Transmittal in accordance with the exchange procedures set forth in Section 3.2 of the Merger Agreement in an amount equal to each such Company Equityholder’s respective Allocable Portion as set forth in the Consideration Schedule. 4. Fees. Except as expressly described in this Agreement, including Exhibit B attached hereto, Citibank shall not charge fees to Parent or the Representative for the services provided by it hereunder; provided, however, that the terms of this paragraph shall not in any way limit the rights of Citibank to indemnification as set forth in this Agreement. Any applicable charges are payable directly to Citibank by Parent]. Citibank shall, if applicable, invoice Parent for any such fees from time to time due under this Agreement. If applicable, any additional services to be rendered hereunder by Citibank, as described in Exhibit B, shall be paid for by Parent. 5. General Provisions. (a) No Joint Venture. Notwithstanding any provision herein, the parties do not hereby create, and do not intend to hereby create, any joint venture, partnership or other similar cooperative venture. (b) Notices. All notices, requests, demands and other communications under this Agreement shall be in writing or set forth in a PDF attached to an e-mail, and shall be deemed to have been delivered in accordance with the terms of this Agreement (a) on the day of delivery by e-mail, if delivered by e-mail prior to 5 p.m. New York City time (and otherwise on the first Business Day thereafter) or (b) when actually delivered, if delivered by hand, by certified mail return receipt requested, or by courier or express delivery service (with receipt showing signature of similar confirmation) to the appropriate fax number, e-mail, or notice address set forth for each party hereto as follows: If to Parent: Columbus McKinnon Corporation Legal Department

- 3 - 205 Crosspoint Parkway Getzville, NY 14068 Attention: General Counsel Email: alan.korman@cmworks.com with a copy (which shall not constitute notice) to: DLA Piper LLP (US) 1251 Avenue of the Americas 27th Floor New York, NY 10020 Attention: James L. Kelly Ilya A. Buble Email: james.kelly@us.dlapiper.com ilya.bubel@us.dlapiper.com If to the Representative: Precision TopCo LP c/o EQT Partners Inc. 1114 Avenue of the Americas, 45th Floor New York, New York 10036 Attention: Kasper Knokgaard Email: kasper.knokgaard@eqtpartners.com with a copy (which shall not constitute notice) to: Weil, Gotshal & Manges LLP 100 Federal Street, 34th Floor Boston, Massachusetts 02110 Attention: Ramona Nee and Jenna McBain Email: ramona.nee@weil.com and jenna.mcbain@weil.com If to Citibank: Citibank, N.A. 777 Third Avenue, 12th Floor New York, NY 10017 Attention: Telephone: (646) 282-1805 Email: cpb.paying.agent@citi.com For purposes of this Agreement, “Business Day” shall means any day other than a Saturday, Sunday or a day on which national banking institutions located in any of New York, New York are closed as a result of any federal, state or local holiday or are required to close by a Governmental Body. (c) Citibank Responsibilities. (i) Citibank hereby undertakes to perform only those duties as are specifically and expressly provided herein, which shall be deemed purely ministerial in nature, and no other duties, including but not limited to any fiduciary duties, shall be implied, other than the implied

- 4 - duty of good faith and fair dealing. Citibank has no knowledge of, nor any requirement to comply with, the terms and conditions of any other agreement between the parties, nor shall Citibank be required to determine if any party has complied with any other agreement. Citibank may rely upon, and shall not be liable for acting in accordance with any written notice, document, instruction or request furnished hereunder and reasonably believed by Citibank to be genuine and to have been signed by an authorized representative of Parent or the Representative (subject to Section 5(f) hereof) with no duty to inquire into or investigate the validity, accuracy or content. Without limiting the intent of the foregoing, Citibank may use such processes or procedures as are required by law and may employ, or decline to employ, such additional processes or procedures it deems reasonably necessary or advisable to carry out its responsibilities set forth herein, including, without limitation, in connection with the confirmation of identities, account information or payment instructions. Without limiting the generality of the foregoing, it is expressly understood and agreed that nothing contained herein shall obligate Citibank to provide any services that would require it to register as a transfer agent under the Securities Exchange Act of 1934, be licensed as a money transmitter under any state money transmitter laws, register as a money services business under the federal Bank Secrecy Act, or obtain a banking license, and, to the extent necessary to give effect to each of the foregoing, the description of the services herein shall be deemed to be modified in appropriate instances in order to contemplate the additional or lesser services and procedures necessary to avoid such registration or licensure requirements. (ii) Citibank shall not be liable for any action taken, suffered or omitted to be taken by it in good faith except to the extent that Citibank’s fraud, gross negligence or willful misconduct was the cause of any direct loss to any party. Citibank may execute any of its powers and perform any of its duties hereunder directly or through its affiliates or agents, provided however that no such delegation of powers or duties will release Citibank from any of its obligations under this Agreement. Citibank may consult with legal counsel of its selection in the event of any dispute or question as to the meaning or construction of any of the provisions hereof or its duties hereunder. Anything in this Agreement to the contrary notwithstanding, in no event shall Citibank be liable for any special, incidental, punitive, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if Citibank has been advised of the likelihood of such loss or damage and regardless of the form of action. Citibank shall not have any obligation to make or facilitate, as applicable, any payment unless the applicable party shall have provided the necessary readily available funds to make such payments and shall not be liable or responsible for any delay or failure of a party or any other person or entity to comply with any of their respective obligations relating to the Merger Agreement, including, without limitation, obligations under applicable securities laws. (d) Indemnity. Each of Parent and the Representative (solely on behalf of the Company Equityholders and not in its individual capacity) shall jointly and severally indemnify, defend and hold harmless Citibank and its affiliates and their respective successors, assigns, agents, directors, officers and employees (the “Indemnitees”) from and against: (i) any and all losses, damages, liabilities and reasonable and documented out-of-pocket costs or expenses (including, without limitation, the reasonable and documented out-of-pocket fees and reasonable and documented out-of-pocket expenses of one outside counsel, but excluding indirect, special, incidental or punitive Losses, including but not limited to lost profits whether or not foreseeable, even if such party has been advised of the possibility thereof and regardless of the form in action in which damages are sought) (collectively

- 5 - “Losses”), arising out of or in connection with (a) Citibank’s performance of this Agreement, except to the extent that such Losses are determined by a court of competent jurisdiction through a final order to have been caused by the fraud, gross negligence, or willful misconduct, of Citibank or of any Indemnitee, or (b) Citibank following any instructions or other directions from Parent or the Representative (including, for the avoidance of doubt, any written notice, document, instruction or request), received in accordance with this Agreement; provided, that each of Parent and the Representative hereby agree between themselves that any obligation for indemnification under this Section 5(d) shall be borne by Parent or the Representative, as determined by a court of competent jurisdiction to be responsible for causing the Losses, fees or expenses against which the Indemnitees are entitled to indemnification, or, if no such determination is made, then any such indemnity payment shall be paid 100% by Parent. These indemnity obligations shall survive the resignation, replacement or removal of Citibank or the termination of this Agreement. (e) Succession. Citibank (a) may resign and be discharged from its duties or obligations hereunder by giving thirty (30) calendar days’ advance notice in writing of such resignation to each of Parent and the Representative specifying a date when such resignation shall take effect or (b) may be removed, with or without cause, by the Parent at any time by providing written notice to Citibank. Citibank’s sole responsibility after such thirty (30) day notice period expires shall be to maintain the Paying Account and any funds contained therein at such time (without any obligation to reinvest the same) and to deliver the same (i) to a designated substitute paying agent, if any, appointed jointly by the parties, (ii) to such other Person designated in writing by the parties, or (iii) in accordance with the directions of a final court order, at which time of delivery, Citibank’s obligations hereunder shall cease and terminate, except for any liability of Citibank arising out of its fraud, gross negligence, or willful misconduct. If prior to the thirty (30) day notice period, the parties have failed to appoint a successor paying agent or to instruct Citibank to deliver the Paying Account to another Person as provided above, at any time on or after the expiration of the thirty (30) day notice period, Citibank may petition any court of competent jurisdiction for the appointment of such successor paying agent or for other appropriate relief, and any such resulting appointment shall be binding upon all of the parties hereto. Any entity into which Citibank may be merged or converted or with which it may be consolidated shall be the Payments Administrator under this Agreement by written notice to the other parties hereto, and Citibank may assign its rights and obligations under this Agreement to any entity to which all or substantially all the payments administration business may be transferred. (f) Authorized Persons. The persons identified in Exhibit A are authorized to take action or execute documents on behalf of Parent or the Representative, as applicable, or to take any such other actions on behalf of Parent or the Representative as may be set forth herein. All instructions to, and requests of, Citibank on behalf of Parent or the Representative must be in writing and signed by any one of the persons designated on Exhibit A as a representative of Parent or the Representative. No instruction or direction shall be binding upon Citibank unless delivered in accordance with the previous sentence. Citibank may rely on the continued authority of each of the persons designated on Exhibit A until Citibank has been duly notified of any updates to such designated representatives in accordance with Section 5(b) (Notices). (g) Miscellaneous. Except for changes to funds transfer instructions which may be made by Parent or the applicable payee, the provisions of this Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by the parties hereto. Except as expressly provided in the Agreement to the contrary, neither this Agreement nor any right or interest

- 6 - of a party hereunder may be assigned in whole or in part without the prior consent of the other parties hereto. The parties hereto hereby irrevocably submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware sitting in Wilmington, Delaware (or, if such court lacks jurisdiction, any federal or state court sitting in the State of Delaware in Wilmington, Delaware) over all claims or causes of action (whether in contract, tort, statute or otherwise) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement) and each party hereby irrevocably agrees that all claims in respect of any such Action related thereto may be heard and determined in such courts. Each party hereto further waives its respective rights to a trial by jury of any claim or cause of action based upon or arising out of or related to this Agreement in any action, proceeding or other litigation of any type respecting any matter arising under this Agreement. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. All signatures of the parties to this Agreement and in any other instruction, instrument or notice delivered hereunder may be transmitted by facsimile (including PDF) or e-mail, and such transmission will, for all purposes, be deemed to be the original signature of such party whose signature it reproduces, and will be binding upon such party. If any provision of this Agreement is determined to be prohibited or unenforceable by reason of any applicable law of a jurisdiction, then such provision shall, as to such jurisdiction, be revised as mutually agreed by the parties hereto so as to as nearly as possible reflect the intent of the parties hereto without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in such jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction. Except for Citibank or its successors or assigns, whom the parties hereto expressly acknowledge are third-party beneficiaries under this Agreement, a person who is not a party to this Agreement shall have no right to enforce any term of this Agreement. Unless otherwise directed by Parent and the Representative in writing, any de minimis amounts attributable to rounding discrepancies may be added to or deducted from payments made to the payee receiving the largest payment amount. Unless terminated earlier in writing by each of the parties hereto, this Agreement shall terminate upon the later of (i) the two (2) year anniversary of the date of this Agreement and (ii) the completion of all distributions required hereunder as contemplated by Exhibit B, provided that Section 5(c)(ii) and Section 5(d) of this Agreement shall survive the termination in accordance with its terms. Unless otherwise specified herein, any instructions to Citibank shall be in a writing signed by Parent and the Representative. To the extent there is a conflict between the terms and provisions of this Agreement and the Merger Agreement, (i) as between the parties, the terms and provisions of the Merger Agreement will control and (ii) to the extent governing the actions of Citibank, the terms and conditions of this Agreement shall control. [Signature Page Follows]

[Signature Page to Citibank Payments Administration Agreement] IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above. PARENT: COLUMBUS MCKINNON CORPORATION By: ___________________________ Name: ___________________________ Title: ___________________________

[Signature Page to Citibank Payments Administration Agreement] REPRESENTATIVE: PRECISION TOPCO LP, as Representative By: Precision TopCo GP LLC Name: ___________________________ Title: ___________________________

[Signature Page to Citibank Payments Administration Agreement] PAYMENTS ADMINISTRATOR: CITIBANK, N.A. By: ___________________________ Name: ___________________________ Title: ___________________________

Schedule I CITIBANK PAYMENTS TERMS AND CONDITIONS The parties agree that Citibank shall perform the services and be subject to the terms set forth in this Schedule I. 1. Duties. (a) As soon as practicable after the date hereof, the Payments Administrator shall mail to each Company Equityholder (other than the Representative) a letter of transmittal in the form attached hereto as Exhibit D (each a “Letter of Transmittal”) and (b) instructions for use in effecting the surrender of Company Shares in exchange for the Closing Merger Consideration contemplated to be paid to the holders of Company Shares pursuant to Section 3.1 of the Merger Agreement. (b) Citibank shall examine the Letters of Transmittal and all other documents referenced in the Letters of Transmittal (collectively, the “Exchange Documents”) delivered or mailed to Citibank to ascertain that (i) each Letter of Transmittal is properly completed and executed in accordance with the instructions set forth therein, and (ii) any other documents contemplated by the Letters of Transmittal are properly completed and executed in accordance with the Letters of Transmittal. To the extent not included with the Letter of Transmittal, Citibank shall request and obtain from each Company Equityholder, before directing any payment hereunder, tax identification numbers by means of a completed IRS Form W-9 or appropriate IRS Form W-8, as applicable, for foreign person certification and other forms and documents that Citibank may reasonably request. Following receipt by Citibank of each Letter of Transmittal and other Exchange Documents, Citibank shall promptly provide copies of such Letters of Transmittal and other Exchange Documents to Parent and the Representative (or its designee), as applicable. (c) Subject to the terms of the Agreement and this Schedule I, Citibank shall administer payments in accordance with the applicable Payment Spreadsheet (as defined below) and payee’s payment instructions (including those set forth in the Exchange Documents delivered to Citibank) following completion of the administrative processes described in this Agreement. (d) At the time of any disbursement from the Paying Account to the payees in accordance with Section 2 below, Citibank will maintain on a continuing basis a list of those Company Equityholders who have submitted a completed Letter of Transmittal and other required Exchange Documents. Citibank will also make available to Parent or the Representative such other information as Citibank may have in its possession and as they may reasonably request from time to time. 2. Disbursements from Paying Account. Upon the receipt of all executed documents reasonably required by Citibank in accordance with the provisions of applicable law and/or the terms of this Agreement, Citibank shall process payments (each a “Payment”) from the Paying Account to the payees set forth in a written flow of funds or disbursement instructions delivered to Citibank by the Representative, to be prepared by the Representative and attached hereto as Exhibit C (the “Payment Spreadsheet”). All Payments from the Paying Account shall be made in accordance with written disbursement instructions delivered by the Representative and a Payment Spreadsheet delivered to Citibank by the Representative. The Representative will provide or cause to be provided to Citibank any additional and available information to verify Letters of Transmittal and including information necessary to complete required tax reporting, if applicable. Payments to a payee may be changed from time to time (including, for the avoidance of doubt, after the Closing Date) by delivery of written disbursement instructions by the Representative, and an amended Payment Spreadsheet by the Representative, prior to the applicable payment(s) from the Paying Account being initiated. Citibank shall initiate payment to each payee of their allocated amount (i) on the Closing Date; provided, that Citibank received all required and proper documentation (including the Exchange Documents and requisite tax documentation) from such payee in form and substance reasonably satisfactory to Citibank (the “Required Documentation”) at least one (1) Business Day prior to the Closing Date or (ii) if the Required Documentation was not received by Citibank at least one (1) Business Day prior to the Closing Date, no later than two (2) Business Days after receipt (if received by 2:00 p.m. Eastern Time on the date of receipt) of the Required Documentation from such payee, in each case, provided sufficient funds have been deposited into the Paying Account (and in no event shall any payment be made prior to the Effective Time). Citibank will cause electronic payments to be made from the Paying Account and will cause checks to be issued that are drawn on the Paying Account for payments to be made in the form of a check, and such Payments shall only be made or permitted in accordance with Payment Spreadsheets delivered in accordance with the terms of this Agreement. Citibank is hereby relieved from any liability to Parent or the Representative or any payee for any such acts done or payments made in accordance with such Payment Spreadsheets and payment instructions contained therein, provided that such liability does not arise from Citibank’s gross negligence, bad faith or willful misconduct. The Parent or the Representative shall (or shall cause its agent to) provide Citibank with tax forms (including an IRS Form W-9 or the appropriate IRS Form W-8, as applicable) for each payee, to the extent such forms are not included in the applicable Exchange Documents. If payment is to be made to a person other than the registered Company Equityholders, Citibank shall not process such payment until the required Exchange Documents for such person have been properly completed, including, without limitation, a signature guarantee by a guarantor participating in a medallion signature guarantee program at the appropriate guarantee level as set forth in the Letter of Transmittal, if necessary, and the Company Equityholders’ requesting such payment has paid any transfer or other taxes or governmental charges required by reason of such payment in a name other than that of the registered holder, and has established to Citibank’s reasonable satisfaction that such tax or charge either has been paid or is not required to be paid, and the Representative has certified in writing to Citibank that it agrees with such payment to another person. Any tax information required to be reported to the Internal Revenue Service or other tax authority with respect to such payment shall list the registered holder as the payee. 3. Dissenting Shares. Parent shall notify Citibank in writing if any Company Shares owned by any Company Equityholder who, as of the Effective Time, has properly exercised and perfected such Company Equityholder’s appraisal rights under applicable law with respect to such shares (such shares are referred to herein as “Dissenting Shares”), in which case the persons or entities holding such Company Shares, shall not be converted into or represent the right of such Company Equityholder to receive its Allocable Portion of the Closing Merger Consideration or any Additional Merger Consideration, if any, and such Company Equityholder shall be entitled to receive payment of the appraised value of such Company Shares in accordance with the provisions of the DGCL, unless such Company Equityholder fails to perfect or effectively withdraws or loses its right to appraisal and payment under the DGCL. If Parent provides Citibank with written notice that after the Effective Time, any Company Shares that are or that subsequently become Dissenting Shares cease being Dissenting Shares for any reason, without the requirement of any action on the part of any party to this Agreement, such Company Equityholder’s Company Shares shall thereupon be treated as if they had been converted into and to have become exchangeable for, at the Effective Time, the right to receive such Company Equityholder’s Allocable Portion of the Closing Merger Consideration and any Additional Merger Consideration, if any, from the Surviving Corporation pursuant to Section 3.2(a) of the Merger Agreement, subject to the terms and conditions set forth therein, without any interest thereon. 4. Tax Reporting. With respect to distributions from the Paying Account, Citibank shall complete tax reporting, solely at the direction of Parent and the Representative, in a manner consistent with Exhibit E; provided, however, that Citibank shall not be responsible for preparing or filing, or causing to be prepared or filed, any tax reporting related to distributions that are treated as compensation income. Citibank shall withhold from any distribution and retain in the Paying Account taxes required by law to be withheld in the absence of proper tax documentation, and shall cause such amounts for taxes to be remitted from the Paying Account to the appropriate authorities, provided that any payments to third party payees from the Paying Account representing vendor payments shall be made in the absence of tax documentation for such vendors, unless otherwise requested by Parent or the Representative. To the extent that Citibank becomes liable for the payment of any backup withholding or similar taxes or related penalties in respect of payments made hereunder, it shall be indemnified as set forth herein. To the extent the Payment Spreadsheet does not include characterizations of the nature of the payments to be made hereunder (or Parent does not otherwise provide such direction), Citibank shall be entitled to assume that all such payments constitute gross proceeds. 5. Payments. Payments to any payee hereunder shall be made by U.S. domestic electronic check (ACH) to bank accounts domiciled in the United States at no additional cost. If no electronic payment instructions are provided for a payee or such instruction is payable to a bank account outside the United States, any payments to that payee will be disbursed by check to the address provided by the payee in its Letter of Transmittal or, if not provided therein, to the address provided by the Representative for such payee. In lieu of an ACH payment or check, a payee may request that a payment be sent by wire transfer. The applicable fees set forth on Exhibit B shall apply and will be deducted from any payments that require such fees. All amounts referred to in this Agreement are expressed in United States Dollars and all payments shall be made in such dollars. 6. Irregularities. In the event Citibank determines that any Exchange Documents have been improperly completed or executed or that some other irregularity exists, Citibank shall attempt to cause such irregularity to be corrected. As to any irregularity that Citibank cannot resolve, Citibank shall promptly provide written notice to the Representative for instructions and final determination. Citibank is not authorized to waive any deficiency in connection with the submission of the Exchange Documents, unless the Representative provides written authorization to waive such deficiency with respect to such deficient submission. Notwithstanding the above, if the Representative confirms to Citibank that any inaccuracies or deficiencies in the Exchange Documents are acceptable and instructs Citibank to make payment as if such Exchange Documents have been accepted by Citibank, then (without liability to Citibank as a result of such Exchange Documents), Citibank shall make payment to such holder in accordance with the Payment Spreadsheet. 7. Information and Reports. Citibank shall deliver to Parent and the Representative a monthly report in electronic form of amounts received and distributed. Citibank is authorized to cooperate with and furnish information to any organization or its legal representatives designated from time to time by Parent or the Representative in any manner reasonably requested by it. 8. Undelivered Payments; Escheat.

(a) Uncashed Checks; Return of Electronic Payments. Should any payment processed by Citibank from the Paying Account, be returned or rejected, or if a mailed check is returned as undeliverable, Citibank shall promptly notify the intended recipient of such payment that payment was rejected, and seek to obtain updated payment instructions. In the event such intended recipient cannot be contacted, Citibank shall notify the Representative in writing who shall then cooperate to attempt to contact the relevant payee for updated payments instructions. Upon request of the Representative, Citibank will use its standard processes to attempt to locate the payee. Once updated payment instructions have been received by Citibank in writing from the applicable payee, the payment shall be re-processed within two (2) Business Days. (b) Transfer of Funds; Escheat Services. Upon the first anniversary of the date on which amounts are first deposited in the Paying Account for distribution to Payees, together with all interest and other earnings thereon that have accrued to such payees, if any, shall be distributed to [●] pursuant to written instructions provided by Parent, to be held and disposed of by [●] in accordance with applicable law and the Merger Agreement.

Exhibit A Telephone Number(s) and Authorized Signature(s) for Person(s) Designated to Provide Instructions to Citibank on behalf of Parent Name Telephone Number Signature 1. ___________________ 2. ___________________

Telephone Number(s) and Authorized Signature(s) for Person(s) Designated to Provide Instructions to Citibank on behalf of the Representative Name Telephone Number Signature 1. ___________________ 2. ___________________

Exhibit B Schedule of Contracted Services [To be provided.]

Exhibit C Closing Payment Spreadsheet [Please see attached.]

Exhibit D Form of Letter of Transmittal [Please see attached.]

Exhibit E Additional Tax Reporting • Citibank to complete any applicable 1099-B reporting using Citibank’s tax identification number for all payments to U.S. persons (actual or presumed).

WEIL 97824360V.14 Disclosure Schedules [See attached.]

EXECUTION VERSION Privileged and Confidential WEIL:\97841526\7\44114.0033 DISCLOSURE SCHEDULES TO AGREEMENT AND PLAN OF MERGER AMONG COLUMBUS MCKINNON CORPORATION, DORNER MERGER SUB INC., PRECISION BLOCKER, INC., AND, PRECISION TOPCO LP (AS REPRESENTATIVE OF THE COMPANY EQUITYHOLDERS) March 1, 2021

2 DISCLOSURE SCHEDULES TO AGREEMENT AND PLAN OF MERGER These Disclosure Schedules are delivered by Precision Blocker Inc., a Delaware corporation (the “Company”), pursuant to and as part of that certain Agreement and Plan of Merger , dated as of March 1, 2021, by and among Columbus McKinnon Corporation, a New York corporation (“Parent”), Dorner Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), the Company, and Precision TopCo LP, a Delaware limited liability partnership (the “Representative) (the “Agreement”). All capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement. Matters reflected in any Section of these Disclosure Schedules that are not required by the Agreement to be so reflected are set forth solely for informational purposes. No reference to or disclosure of any item or other matter in any Section of the Agreement, including any Section of these Disclosure Schedules, shall be construed as an admission or indication that such item or other matter is material, would reasonably be expected to have a Material Adverse Effect, or will in fact exceed any applicable threshold limitation set forth in the Agreement or that such item or other matter is required to be referred to or disclosed in the Agreement. Without limiting the foregoing, no such reference to or disclosure of a possible breach or violation of any Contract, Law or Order shall be construed as an admission or indication that breach or violation exists or has actually occurred or is outside the ordinary course of business. Nothing in these Disclosure Schedules shall broaden the scope of any representation, warranty or covenant of the Company contained in the Agreement. The disclosure of any matter in any section of these Disclosure Schedules shall be deemed to be disclosed with respect to any other section of these Disclosure Schedules to the extent that it is reasonably apparent on the face of such section of these Disclosure Schedules that such disclosure is applicable to such other section notwithstanding the omission of a reference or cross reference thereto. Headings have been inserted herein for convenience of reference only and will not affect the meaning or interpretation of these Disclosure Schedules. ***

3 TABLE OF CONTENTS Page Schedule 1.1(b) - Company Equityholders ..................................................................................................5 Schedule 4.3(a) - Capitalization ...................................................................................................................7 Schedule 4.3(b) - Capitalization ..................................................................................................................9 Schedule 4.3(c) - Capitalization ...................................................................................................................11 Schedule 4.3(d) - Capitalization ................................................................................................................12 Schedule 4.4 - Non-Contravention ............................................................................................................13 Schedule 4.5(c) - Financial Statements ......................................................................................................14 Schedule 4.6 - Subsequent Events .............................................................................................................15 Schedule 4.7 - Legal Compliance ..............................................................................................................16 Section 4.8 - Tax Matters ...........................................................................................................................17 Schedule 4.9(a) - Owned Real Property ....................................................................................................18 Schedule 4.9(b) - Leased Real Property ....................................................................................................19 Schedule 4.9(c) - Restrictions on Transfer of Real Property .....................................................................20 Schedule 4.10 - Personal Property; Condition and Sufficiency of Assets .................................................21 Schedule 4.11(a) - Intellectual Property ....................................................................................................22 Schedule 4.11(f) - Intellectual Property .....................................................................................................44 Schedule 4.12(a) - Data Privacy ................................................................................................................45 Schedule 4.12(b) - Data Privacy ................................................................................................................46 Schedule 4.13 - Contracts ..........................................................................................................................47 Schedule 4.14 - Litigation ..........................................................................................................................50 Schedule 4.15(a) - Employee Benefits .......................................................................................................51 Schedule 4.15(g) - Employee Benefits ......................................................................................................53 Schedule 4.16 - Environmental Matters .....................................................................................................54 Schedule 4.17 - Labor Matters ...................................................................................................................55 Schedule 4.18 - Insurance Policies ............................................................................................................60 Schedule 4.19 - Affiliate Transactions .......................................................................................................61 Schedule 4.20 - Top Customers .................................................................................................................62 Schedule 4.21 - Top Suppliers ...................................................................................................................64 Section 4.22 - Products Warranty ..............................................................................................................65 Schedule 4.26 - Accounts and Notes Receivable .......................................................................................66 Schedule 4.27 - Powers of Attorney .........................................................................................................249 Schedule 6.1 - Conduct of Business .........................................................................................................250

4 Schedule 9.1(i) - Payoff Letters ................................................................................................................251

Schedule 1.1(b) Company Equityholders See attached.

Dorner Equity Capitalization Table (Fully-Diluted) Ordinary Shares Options Option Vesting FD Shares (1) FD Economic Ownership (1) Current Valuation 6,000.0 Investor $ Invest. Price / Unit Units % of Class Units % of Class % of FD Time Perf Units % of FD ($) % of FD MOIC 2.00x Summary Capitalization Ordinary Shares Units - Price $3,000.00 EQT $112,767,720 $3,000.00 37,589 80.24% – – – – – 37,589 71.75% $225,535,441 75.77% Options - Strike Price Co-Investors $22,500,000 $3,000.00 7,500 16.01% – – – – – 7,500 14.32% $45,000,000 15.12% Tranche 1 $3,000.00 Management $4,821,000 $3,000.00 1,607 3.43% 5,104 86.22% 9.74% 2,472 2,365 6,444 12.30% $24,091,303 8.09% Tranche 2 $3,247.19 Board $450,000 $3,000.00 150 0.32% 613 10.35% 1.17% – 613 763 1.46% $2,739,000 0.92% Tranche 3 $3,053.65 Leavers – – – – 203 3.43% 0.39% 96 – 96 0.18% $286,596 0.10% Total (Allocated Only) $140,538,720 $3,000.00 46,846 100.00% 5,920 100.00% 11.30% 2,568 2,978 52,392 100.00% $297,652,339 100.00% Detailed Capitalization Time Vesting (Standard) Precision TopCo LP $112,767,720 $3,000.00 37,589 80.24% – – – – – 37,589 71.24% $225,535,441 75.49% Current Date 3/31/2019 Precision TopCo LP $22,500,000 $3,000.00 7,500 16.01% – – – – – 7,500 14.21% $45,000,000 15.06% Schedule (Years) Terry Schadeberg $2,000,000 $3,000.00 667 1.42% 1,637 27.65% 3.12% 818 818 2,303 4.37% $8,910,356 2.98% – – John Kuhnz $770,000 $3,000.00 257 0.55% 589 9.95% 1.12% 295 295 846 1.60% $3,307,733 1.11% 1 20.0% Matthew Jones $700,000 $3,000.00 233 0.50% 589 9.95% 1.12% 295 295 823 1.56% $3,167,733 1.06% 2 40.0% Michael Hosch $700,000 $3,000.00 233 0.50% 589 9.95% 1.12% 295 295 823 1.56% $3,167,733 1.06% 3 60.0% Randall Meis – – – – 72 1.21% 0.14% 72 – 72 0.14% $214,950 0.07% 4 80.0% Ron Vick $100,000 $3,000.00 33 0.07% 589 9.95% 1.12% 295 295 623 1.18% $1,967,733 0.66% 5 100.0% Scott Kelley – – – – 36 0.61% 0.07% 36 – 36 0.07% $107,472 0.04% Todd Kaull $500,000 $3,000.00 167 0.36% 442 7.46% 0.84% 221 221 609 1.15% $2,325,781 0.78% Performance Vesting Serge Abou-Jaoude $51,000 $3,000.00 17 0.04% 294 4.96% 0.56% 147 147 311 0.59% $982,795 0.33% Vesting Methodology Actual Dan Nasato – – – – 96 1.61% 0.18% 96 – 96 0.18% $286,596 0.10% Performance Options - Cliff 1 2.00x Stacy Johnson – $3,000.00 – – 44 0.75% 0.08% 22 22 44 0.08% $122,252 0.04% Performance Options - Cliff 2 2.00x Ben McGruder – $3,000.00 – – 44 0.75% 0.08% 22 22 44 0.08% $122,252 0.04% Mark Draheim – $3,000.00 – – 44 0.75% 0.08% 22 22 44 0.08% $122,252 0.04% Vesting Value Ashley Dana – $3,000.00 – – 44 0.75% 0.08% 22 22 44 0.08% $122,252 0.04% Time (CoC) $7,673,928 Chad Tebben – $3,000.00 – – 32 0.54% 0.06% 16 16 32 0.06% $88,293 0.03% Alex Harris – $3,000.00 – – 32 0.54% 0.06% 16 16 32 0.06% $88,293 0.03% Performance $8,899,276 Sven Fitschen – $3,000.00 – – 44 0.75% 0.08% 22 22 44 0.08% $130,847 0.04% Total $16,573,205 Deehriex Tan – $3,000.00 – – 44 0.75% 0.08% 22 22 44 0.08% $130,847 0.04% Jill Wilson – $3,000.00 – – 44 0.75% 0.08% 22 22 44 0.08% $130,847 0.04% Reference - Option Pool Per-Erik Lindquist $100,000 $3,000.00 33 0.07% 200 3.38% 0.38% – 200 233 0.44% $800,000 0.27% Total Option Pool 6,368.77 Bern McPheely $200,000 $3,000.00 67 0.14% 125 2.11% 0.24% – 125 192 0.36% $775,000 0.26% Options Designated for Board 1,061.46 Fred Thiel $100,000 $3,000.00 33 0.07% 163 2.75% 0.31% – 163 196 0.37% $689,000 0.23% Unallocated for Management (0) Sarah Newbitt $50,000 $3,000.00 17 0.04% 125 2.11% 0.24% – 125 142 0.27% $475,000 0.16% Unallocated for Board 448 Total Units (Allocated Only) $140,538,720 $3,000.00 46,846 100.00% 5,920 100.00% 11.30% 2,755 3,165 52,767 100.00% $298,771,455 100.00% Incremental Mgmt Option Allocation 966.6 Initial Class A Units (For Options Calculation) $140,487,720 46,829 EQT MMUS Total Fund Commitments 687,941,954 94.8% EQT MMUS Total Co-Investment Schemes Commitmen 38,108,000 5.2% Total 726,049,954 Investment as % of EQT MMUS 15.5% Ownership by EQT MMUS ex Co-Invest (Legal) 76.03% Ownership by EQT MMUS ex Co-Invest (FD Economic) 71.53%

Schedule 4.3(a) Capitalization See attached.

Dorner Equity Capitalization Table (Fully-Diluted) Ordinary Shares Options Option Vesting FD Shares (1) FD Economic Ownership (1) Current Valuation 6,000.0 Investor $ Invest. Price / Unit Units % of Class Units % of Class % of FD Time Perf Units % of FD ($) % of FD MOIC 2.00x Summary Capitalization Ordinary Shares Units - Price $3,000.00 EQT $112,767,720 $3,000.00 37,589 80.24% – – – – – 37,589 71.75% $225,535,441 75.77% Options - Strike Price Co-Investors $22,500,000 $3,000.00 7,500 16.01% – – – – – 7,500 14.32% $45,000,000 15.12% Tranche 1 $3,000.00 Management $4,821,000 $3,000.00 1,607 3.43% 5,104 86.22% 9.74% 2,472 2,365 6,444 12.30% $24,091,303 8.09% Tranche 2 $3,247.19 Board $450,000 $3,000.00 150 0.32% 613 10.35% 1.17% – 613 763 1.46% $2,739,000 0.92% Tranche 3 $3,053.65 Leavers – – – – 203 3.43% 0.39% 96 – 96 0.18% $286,596 0.10% Total (Allocated Only) $140,538,720 $3,000.00 46,846 100.00% 5,920 100.00% 11.30% 2,568 2,978 52,392 100.00% $297,652,339 100.00% Detailed Capitalization Time Vesting (Standard) Precision TopCo LP $112,767,720 $3,000.00 37,589 80.24% – – – – – 37,589 71.24% $225,535,441 75.49% Current Date 3/31/2019 Precision TopCo LP $22,500,000 $3,000.00 7,500 16.01% – – – – – 7,500 14.21% $45,000,000 15.06% Schedule (Years) Terry Schadeberg $2,000,000 $3,000.00 667 1.42% 1,637 27.65% 3.12% 818 818 2,303 4.37% $8,910,356 2.98% – – John Kuhnz $770,000 $3,000.00 257 0.55% 589 9.95% 1.12% 295 295 846 1.60% $3,307,733 1.11% 1 20.0% Matthew Jones $700,000 $3,000.00 233 0.50% 589 9.95% 1.12% 295 295 823 1.56% $3,167,733 1.06% 2 40.0% Michael Hosch $700,000 $3,000.00 233 0.50% 589 9.95% 1.12% 295 295 823 1.56% $3,167,733 1.06% 3 60.0% Randall Meis – – – – 72 1.21% 0.14% 72 – 72 0.14% $214,950 0.07% 4 80.0% Ron Vick $100,000 $3,000.00 33 0.07% 589 9.95% 1.12% 295 295 623 1.18% $1,967,733 0.66% 5 100.0% Scott Kelley – – – – 36 0.61% 0.07% 36 – 36 0.07% $107,472 0.04% Todd Kaull $500,000 $3,000.00 167 0.36% 442 7.46% 0.84% 221 221 609 1.15% $2,325,781 0.78% Performance Vesting Serge Abou-Jaoude $51,000 $3,000.00 17 0.04% 294 4.96% 0.56% 147 147 311 0.59% $982,795 0.33% Vesting Methodology Actual Dan Nasato – – – – 96 1.61% 0.18% 96 – 96 0.18% $286,596 0.10% Performance Options - Cliff 1 2.00x Stacy Johnson – $3,000.00 – – 44 0.75% 0.08% 22 22 44 0.08% $122,252 0.04% Performance Options - Cliff 2 2.00x Ben McGruder – $3,000.00 – – 44 0.75% 0.08% 22 22 44 0.08% $122,252 0.04% Mark Draheim – $3,000.00 – – 44 0.75% 0.08% 22 22 44 0.08% $122,252 0.04% Vesting Value Ashley Dana – $3,000.00 – – 44 0.75% 0.08% 22 22 44 0.08% $122,252 0.04% Time (CoC) $7,673,928 Chad Tebben – $3,000.00 – – 32 0.54% 0.06% 16 16 32 0.06% $88,293 0.03% Alex Harris – $3,000.00 – – 32 0.54% 0.06% 16 16 32 0.06% $88,293 0.03% Performance $8,899,276 Sven Fitschen – $3,000.00 – – 44 0.75% 0.08% 22 22 44 0.08% $130,847 0.04% Total $16,573,205 Deehriex Tan – $3,000.00 – – 44 0.75% 0.08% 22 22 44 0.08% $130,847 0.04% Jill Wilson – $3,000.00 – – 44 0.75% 0.08% 22 22 44 0.08% $130,847 0.04% Reference - Option Pool Per-Erik Lindquist $100,000 $3,000.00 33 0.07% 200 3.38% 0.38% – 200 233 0.44% $800,000 0.27% Total Option Pool 6,368.77 Bern McPheely $200,000 $3,000.00 67 0.14% 125 2.11% 0.24% – 125 192 0.36% $775,000 0.26% Options Designated for Board 1,061.46 Fred Thiel $100,000 $3,000.00 33 0.07% 163 2.75% 0.31% – 163 196 0.37% $689,000 0.23% Unallocated for Management (0) Sarah Newbitt $50,000 $3,000.00 17 0.04% 125 2.11% 0.24% – 125 142 0.27% $475,000 0.16% Unallocated for Board 448 Total Units (Allocated Only) $140,538,720 $3,000.00 46,846 100.00% 5,920 100.00% 11.30% 2,755 3,165 52,767 100.00% $298,771,455 100.00% Incremental Mgmt Option Allocation 966.6 Initial Class A Units (For Options Calculation) $140,487,720 46,829 EQT MMUS Total Fund Commitments 687,941,954 94.8% EQT MMUS Total Co-Investment Schemes Commitmen 38,108,000 5.2% Total 726,049,954 Investment as % of EQT MMUS 15.5% Ownership by EQT MMUS ex Co-Invest (Legal) 76.03% Ownership by EQT MMUS ex Co-Invest (FD Economic) 71.53%

Schedule 4.3(b) Capitalization Company Party Authorized Capitalization Issued and Outstanding Capitalization Ownership Precision Intermediate GP, Inc. 1,000 shares of Common Stock 1 share of Common Stock 100% owned by Precision Blocker Inc. Precision Intermediate LP N/A 100% of Membership Interests 95% owned by Precision Blocker Inc. 5% owned by Precision Intermediate GP, Inc. Precision Acquisition Holdings Inc. 1,000 shares of Common Stock 1 share of Common Stock 100% owned by Precision Intermediate LP Dorner Holding Corp. 300,000 shares of Preferred Stock, all of which are designated Series A Preferred Stock 200,000 shares of Common Stock See attached capitalization table. 99.9% owned by Precision Acquisition MidCo Inc. 0.01% owned by Dorner Latin America S. de R.L. de C.V. Dorner Mfg. Corp. 9,000 shares, consisting of 3,750 shares of Class A Voting Common Stock and 5,250 shares of Class B Nonvoting Common Stock 100 shares of Class A Voting Common Stock 100% owned by Dorner Holding Corp. Dorner Conveyors Ltd. Unlimited 99 common shares 100% owned by Dorner Holding Corp. Dorner Latin America S. de R.L. de C.V. Minimum fixed capital - $10,000 (ten thousand pesos) Variable part of capital stock – unlimited $10,000 (ten thousand pesos) of fund capital $11,400,500 pesos (eleven million four hundred thousand five hundred pesos) of variable capital Dorner Holding Corp. owns two Membership Interests, one representing $9,999 of fixed capital and the other representing $11,400,500 of variable capital, and Dorner Mfg. Corp. owns one Membership Interest representing $1 of fixed capital. Dorner (M) Sdn. Bhd. (f/k/a Flexmove System (M) Sdn. Bhd.) 500,000 ordinary shares 250,000 ordinary shares 100% owned by Dorner Mfg. Corp.

FlexMove Americas, LLC N/A 100% of Membership Interests Dorner (M) Sdn. Bhd. owns 80% of the Membership Interests and Dorner Mfg. Corp. owns 20% of the Membership Interests. Dorner Holdings Europe GmbH EUR 25,000 (issued share capital) 25,000 shares, each with a nominal value of EUR 1.00 100% owned by Dorner Mfg. Corp. Dorner GmbH EUR 100,000 (issued share capital) 2 shares, each with a nominal value of EUR 50,000 100% owned by Dorner Holdings Europe GmbH. Dorner S.a.r.l. EUR 25,000 25,000 shares at EUR 1 / share 100% owned by Dorner Holdings Europe GmbH

Schedule 4.3(c) Capitalization 1. Credit and Guaranty Agreement, dated as of March 15, 2017, among Precision Acquisition Co., Dorner Holding Corp., Precision Acquisition MidCo Inc., certain Subsidiaries of the Borrower party thereto, the Lenders Party, and the Governor and Company of the Bank of Ireland. 2. Pledge and Security Agreement, dated as of March 15, 2017, among Precision Acquisition Co., Dorner Holding Corp., and Precision Acquisition MidCo Inc. (items 1-2 collectively, the “Bank of Ireland Bank Loan Collateral”) 3. Notice from USIP III (Hartland), LLC to Dorner Mfg. Corp dated as of October 13, 2017 RE: Security Interest in that certain Lease Agreement, dated as of June 15, 2012, between NL Ventures VIII Cottonwood, L.L.C. and Dorner Mfg. Corp., as amended by First Amendment to Lease, dated as of June 3, 2015, between UB Operating Company III, LLC, successor in interest to NL Ventures VIII Cottonwood, L.L.C., and Dorner Mfg. Corp., with respect to 975 Cottonwood Avenue, Hartland, WI 53029, as further amended by Second Amendment to Lease, dated as of December 29, 2015 between UB Operating Company III, LLC and Dorner Mfg. Corp., and as purchased by USIP III (Hartland), LLC in that certain Notice of Property Purchase Letter, dated as of October 13, 2017, to Dorner Mfg. Corp. (the “Brennan Lease”). 4. a. Master Services Agreement effective as of June 20, 2019 by and between Amazon and Dorner Manufacturing (the “Amazon MSA”). b. Amazon Product Schedule c. Pursuant to Section 11 of the Amazon Product Schedule (the “Product Schedule”), which forms part of the Amazon MSA, Dorner Manufacturing agreed that at such time as it intends to consummate a Change of Control Transaction (as defined in the Product Schedule), Amazon will have the right for at least 45 days after its receipt of an Offer Notice (as defined in the Product Schedule) to notify Dorner Manufacturing that it intends to enter into a purchase and sale agreement on the terms stated in the Offer Notice or on such other terms as the parties may deem mutually agreeable, subject to certain additional terms and conditions set forth in the Product Schedule (such right of Amazon, the “Amazon ROFO”).

Schedule 4.3(d) Capitalization 1. The Securityholder Agreement, dated as of March 15, 2017, among the Company, Precision TopCo LP, and each of the Securityholders listed thereto from time to time. 2. Executive Agreements: a. Executive Agreement, dated as of January 3, 2013, among the Company, Dorner Mfg. Corp. and Terry Schadeberg, as amended by Amendment No. 1 to Executive Agreement, dated as of September 29, 2016. b. Executive Agreement, dated as of August 8, 2017, among the Company, Dorner Mfg. Corp. and Ronald Vick, as amended by Amendment No. 1 to Executive Agreement, dated as of 2018. c. Executive Agreement, dated as of July 17, 2018, among Dorner Holding Corp., Dorner Mfg. Corp. and Todd K. Kaull. d. Executive Agreement, dated as of June 15, 2012, among the Company, Dorner Mfg. Corp. and Michael Hosch, as amended by Amendment No. 1 to Executive Agreement, dated as of September 29, 2016. e. Executive Agreement, dated as of June 15, 2012, among the Company, Dorner Mfg. Corp. and Matthew Jones, as amended by Amendment No. 1 to Executive Agreement, dated as of September 29, 2016. f. Executive Agreement, dated as of October 15, 2013, among the Company, Dorner Mfg. Corp. and John Kuhnz, as amended by Amendment No. 1 to Executive Agreement, dated as of September 29, 2016 (items 2.a.-f. hereunder, collectively, the “Executive Agreements”). 3. Director Agreements: a. Confirmation Letter, dated as of April 14, 2017, between Precision Blocker Inc. and Per Erik Lindquist, effective as of March 15, 2017. b. Confirmation Letter, dated as of April 14, 2017, between Precision Blocker Inc. and Thiel Advisors, Inc., effective as of March 15, 2017 confirming the appointment of Fred Theil. c. Confirmation Letter, dated as of June 18, 2018, between Precision Blocker Inc. and Sarah Newbitt. d. Stockholder Written Consent, dated as of February 11, 2020, by the members of the board of directors of Precision Acquisition MidCo Inc. electing Kasper Knockgaard, and Consent to Act, dated as of January 6, 2020 between Kasper Knockgaard and Dorner Conveyors Ltd. e. Confirmation Letter, dated as of April 14, 2017, between Precision Blocker Inc. and Bern McPheely, effective as of March 15, 2017 (items 3.a.-e. hereunder, collectively, the “Director Agreements”). 4. Each Company Optionholder is either an employee or a member of the board of directors (or equivalent) of a Group Company. All Company Options granted to employees of the Group Companies have been granted pursuant to option award agreements, which are based on substantially the same form and copies of which have been made available to Parent. All Company Options granted to members of the board of directors (or equivalent) of the Group Companies have been granted pursuant to the Director Agreements. 5. Item 4 in Schedule 4.3(c), above, is herein incorporated by reference.

Schedule 4.4 Non-Contravention 1. The transactions contemplated by the Transaction Documents will accelerate vesting of some or all of the restricted shares under the Executive Agreements. 2. The transactions contemplated by the Transaction Documents will trigger notice requirements to the German tax authorities. As Geppert-Band GmbH owns German based real estate, German tax authorities have to be notified about the indirect change of shareholders in Geppert-Band. The notification has to be made within 14 days after the signing of the Agreement. The Company and the Buyer will use their commercially reasonable efforts to ensure that notices are provided within such time period. 3. The Brennan Lease 4. Bank of Ireland Bank Loan Collateral 5. Intellectual Property Security Agreement, dated March 15, 2017, between Dorner Mfg. Corp. and The Governor and Company of the Bank of Ireland 6. Items 4a. and 4b. in Schedule 4.3(c), above, are hereby incorporated by reference. a. In connection with the Amazon ROFO under the Amazon MSA, Dorner Manufacturing has not delivered an Offer Notice to Amazon in connection with the Merger and the transactions contemplated by the Agreement. Dorner Manufacturing has notified Amazon that it intends to execute and deliver an agreement with an undisclosed third party (the “Proposed Transferee”), pursuant to which the Proposed Transferee shall agree to acquire, indirectly, all of the issued and outstanding equity interests of Dorner Manufacturing in connection with a Change of Control Transaction and has requested that Amazon waive the Amazon ROFO and all of Amazon’s other rights, and the requirements, procedures and other terms and conditions set forth in Section 11 of the Product Schedule. As of the date of the Agreement, Amazon has not executed and delivered such waiver. 7. In connection with the Transaction, the Group Companies may be required to file a merger control Investment Canada Act filing in Canada.

Schedule 4.5(c) Financial Statements None.

Schedule 4.6 Subsequent Events None.

Schedule 4.7 Legal Compliance 1. Dorner Latin America S. de R.L. de C.V. has applied for an occupancy Permit with respect to its facility located in Mexico, which has not yet been approved or granted.

Section 4.8 Tax Matters (a) Between 2017 and 2019, the Company has not made certain required state income tax filings, in Alabama, Idaho, Louisiana, Massachusetts, New Mexico, New York, Oklahoma, Oregon, and Tennessee. The Company estimates the potential exposure to be approximately $61,000. (g) Avalara, Inc. entered into certain voluntary disclosure agreements on behalf of the Company with respect to sales/use tax during 2020 in Alabama, Massachusetts, New York, Oregon, and Tennessee. (i) It is anticipated that there may be non-deductible payments under Section 280G of the Code as a result of the transactions contemplated by the Agreement, based on the Section 280G analysis performed by the Group Companies. (l) The Company intends to make certain accounting method changes in connection with its tax filing for fiscal year 2020, including with respect to costs relating to inventory capitalization (UNICAP). The Group Companies’ accountants estimate that this will involve an unfavorable 481(A) adjustment of approximately $364,002. (p) The Company only maintains transfer pricing documentation with regard to its U.S. and Malaysian operations and offices. The Company does not maintain transfer pricing documentation for operations in any other non-U.S. jurisdictions.

Schedule 4.9(a) Owned Real Property 1. Geppert-Band GmbH owns the real property located at Karl-Heinz-Beckurts-St. 7, 52428 Julich, Germany.

Schedule 4.9(b) Leased Real Property Addresses of Leased Real Property: 1. No. 128, Jalan Permatang Damar Laut, 11900 Bayan Lepas, Pulau Pinang, Malaysia 2. 2A Jalan Beringin, 11960 Bayan Lepas, Pulau Pinang, Malaysia 3. 8 Jalan Kekabu, Batu Maung, 11960 Penang, Malaysia 4. 5515 North Service Road, Suite 100, Burlington, Ontario, Canada 5. 704-706 Rose Drive, Hartland, Wisconsin 6. 975 Cottonwood Avenue, Hartland, Wisconsin 7. 8/10 rue Nieuport 78140, 2nd Floor, Vélizy Villacoublay (78140), France 8. Module 6 Industrial Buildings 10, 11 and 12 in Zapopan, Jalisco Leased Documentation: 1. Lease Agreement, dated September 24, 2019, between 5515 NSR Nominee Inc. and Dorner Conveyors Ltd., with respect to 5515 North Service Road, Suite 100, Burlington, Ontario, Canada. 2. The Brennan Lease with respect to 975 Cottonwood Avenue, Hartland, Wisconsin 3. Tenancy Agreement, dated as of December 11, 2015, between IPS Automation (M) Sdn Bhd and Dorner Malaysia, as renewed by that certain notice letter regarding renewal of Tenancy Agreement, dated as of September 11, 2018, with respect to No. 128, Jalan Permatang Damar Laut, 11960 Bayan Lepas, Pulau Pinang, Malaysia. 4. Tenancy Agreement, dated as of May 1, 2019, between Pioneer Avenue SDN Berhad and Dorner Malaysia, with respect to 2A Jalan Beringin, 11960 Bayan Lepas, Pulau Pinang, Malaysia. 5. Tenancy Agreement, dated as of September 1, 2020, between David Samuel Ebenezer and Dorner Malaysia, with respect to 8 Jalan Kekabu, Batu Maung, 11960 Penang, Malaysia. 6. Office and Warehouse Lease, dated as of May 17, 2017, between Crossroads Investments LLC and Dorner Manufacturing Corp., as amended by First Amendment to Office and Warehouse Lease, dated as of April 9, 2020, between Crossroads Investments LLC and Dorner Manufacturing Corp., with respect to 704-706 Rose Drive, Hartland, Wisconsin. 7. Lease Agreement, dated as of September 7, 2018 between G2PF and Dorner SARL, with respect to 8/10 rue Nieuport 2nd Floor, Vélizy Villacoublay (78140), France 8. Renewal Lease Agreement, dated as of November 1, 2020, between Inmobiliaria Parque Industrial Nogales, S.A. de C.V. and Dorner Latin America, S. de R.L. de C.V., with respect to Module 6 Industrial Buildings 10, 11 and 12 in Zapopan, Jalisco 9. Lease Agreement, dated as of September 1, 2017, between Inmobiliaria Parque Industrial Nogales, S.A. de C.V. and Dorner Latin America, S. de R.L. de C.V., as amended by the Amendment Agreement, dated as of September 1, 2018, between Inmobiliaria Parque Industrial Nogales, S.A. de C.V. and Dorner Latin America, S. de R.L. de C.V., with respect to Module 6 Industrial Buildings 11 and 12 in Zapopan, Jalisco

Schedule 4.9(c) Restrictions on Transfer of Real Property None.

Schedule 4.10 Personal Property; Condition and Sufficiency of Assets (a) 1. Intellectual Property Security Agreement, dated March 15, 2017, between Dorner Mfg. Corp. and The Governor and Company of the Bank of Ireland. (b) 1. None.

Schedule 4.11(a) Intellectual Property (i) Patents, Trademark Portfolio, and Conveyor Chain: See attached Additional Trademarks: Owner Country Mark App. No. Filing Date Reg. No. Reg. Date Status Dorner Mfg. Corp. US AQUAPRUF 78322212 11/3/2003 2984076 8/9/2005 Registered Dorner Mfg. Corp. US WEDGE- LOK 78300617 9/15/2003 2950706 5/10/2005 Registered Domains Domain Name Status Expires On Abfsys-dps.com Active 1/9/2022 Advancedmotion-dps.com Active 1/9/2022 Airincorporated-dps.com Active 1/9/2022 Ajacs-dps.com Active 1/9/2022 Ampmachinery-dps.com Active 1/9/2022 Antonassoc-dps.com Active 1/9/2022 Bastiansolutions-dps.com Active 1/9/2022 Braasco-dps.com Active 1/9/2022 Claycon-dps.com Active 1/9/2022 Colemanmachinery-dps.com Active 1/9/2022 Condrives-dps.com Active 1/9/2022 Conveyequip-dps.com Active 1/9/2022 Conveyordtect.com Active 9/11/2024 Conveyorselpaso-dps.com Active 1/9/2022 Conveyorsolutions-dps.com Active 1/9/2022 Craneprosys-dps.com Active 1/9/2022 D0rn3r.com Active 4/7/2024 D0rner.com Active 4/7/2024 D0rnerconv3y0r.com Active 4/7/2024 D0rnerconveyor.com Active 4/7/2024 Domerconveyer.com Active 4/7/2024 Domerconveyers.com Active 4/7/2024 Dormerconveyor.com Active 4/7/2025 Dormerconveyors.com Active 4/7/2024 Dorn3r.com Active 4/7/2024 Dorncr.com Active 4/7/2024 Dorncrconveyer.com Active 4/7/2024 Dorncrconveyor.com Active 4/7/2024 Dorner-conveyors.co.uk Active 6/27/2024 Dorner-conveyors.com Active 1/9/2022 Dorner.bz Active 5/15/2024

Domain Name Status Expires On Dorner.ca Active 11/24/2024 Dorner.co Active 10/21/2024 Dorner.com Active 1/9/2030 Dorner.com.mx Active 4/9/2024 Dorner.in Active 4/29/2024 Dorner.mx Active 7/1/2024 Dornercad.com Active 1/9/2024 Dornercomveyer.com Active 4/7/2024 Dornercomveyor.com Active 4/7/2024 Dornercomveyors.com Active 4/7/2024 Dornerconvayor.com Active 4/7/2024 Dornerconveyer.com Active 4/7/2024 Dornerconveyers.com Active 4/7/2024 Dornerconveyor.com Active 9/6/2024 Dornerconveyors.asia Active 1/9/2024 Dornerconveyors.ca Active 11/24/2024 Dornerconveyors.co Active 10/21/2024 Dornerconveyors.com Active 1/9/2030 Dornerconveyors.com.mx Active 4/9/2024 Dornerconveyors.de Active 3/5/2022 Dornerconveyors.eu Active 3/5/2024 Dornerconveyors.in Active 1/9/2024 Dornerconveyors.mx Active 8/5/2024 Dornerconveyors.uk Active 3/5/2024 Dornerconveyors.us Active 3/5/2024 Dornerconveyorslimited.ca Active 11/24/2024 Dornerconvyor.com Active 4/7/2024 Dornerconweyer.com Active 4/7/2024 Dornerconweyor.com Active 4/7/2024 Dornerdtect.com Active 9/11/2024 Dornerholding.com Active 12/21/2025 Dornerholdingcompany.com Active 10/3/2024 Dornerholdingcorp.com Active 12/21/2025 Dtectconveyors.com Active 9/11/2024 Dustprufconveyors.com Active 1/9/2024 Dynamicpkg-dps.com Active 1/9/2022 Engpaksol-dps.com Active 1/9/2022 Ess-group-dps.com Active 1/9/2022 Excelpackaging-dps.com Active 1/9/2022 Flexmove.asia Active 8/27/2022 Flexmove.biz Active 5/30/2024 Flexmove.com Active 7/27/2022 Flexmove.in Active 5/31/2024 Flexmove.us Active 5/30/2024 Hmcross-dps.com Active 1/9/2022 Huffmaneng-dps.com Active 1/9/2022

Domain Name Status Expires On Humstonmachinery-dps.com Active 1/9/2022 Imhboise-dps.com Active 1/9/2022 Indoff-dps.com Active 1/9/2022 Knottsco-dps.com Active 1/9/2022 Managedpackaging-dps.com Active 1/9/2022 Mmhcorp-dps.com Active 1/9/2022 Nelsonequipment-dps.com Active 1/9/2022 Noelle-nordhorn-dps.com Active 1/9/2022 Norcal4air-dps.com Active 1/9/2022 Northwestconveyor-dps.com Active 1/9/2022 Novatoolinc-dps.com Active 1/9/2022 Olympus-controls-dps.com Active 1/9/2022 Pacificconveyor-dps.com Active 1/9/2022 Packagedevices-dps.com Active 1/9/2022 Productions-resources-dps.com Active 1/9/2022 Rrfloody-dps.com Active 1/9/2022 Scottspecialtools-dps.com Active 1/9/2022 Sierraconveyor-dps.com Active 1/9/2022 Sourcelinkcorp-dps.com Active 1/9/2022 Stamp-tech-dps.com Active 1/9/2022 Stokesmhs-dps.com Active 1/9/2022 Sunautomation-dps.com Active 1/9/2022 t-gsales-dps.com Active 1/9/2022 Weconservices-dps.com Active 1/9/2022 Wencomachinery-dps.com Active 1/9/2022 Wrabacon-dps.com Active 1/9/2022 Europe Domains Domain Name Status Expires On Foerderband-edelstahl.de Active 2/15/2022 Foerderband-fliessband.de Active 2/15/2022 Föerderband-edelstahl.de Active 2/15/2022 Föerderband-fliessband.de Active 2/15/2022 Geppert-band.at Active 11/22/2021 Geppert-band.ch Active 11/30/2021 Geppert-band.co.uk Active 06/12/2022 Geppert-band.com Active 06/11/2021 Geppert-band.de Active 09/15/2021 Geppert-band.eu Active 11/23/2021 Sofort-produktion.de Active 02/15/2022 Sofortproduktion.de Active 02/15/2022 Geppert-band.cz Active 05/31/2021 Geppert-band.es Active 09/16/2021 Geppert-band.nl Active 06/13/2021 Geppert-band.pl Active 05/31/2021 Geppert-band.se Active 11/11/2021

Domain Name Status Expires On Rvstransportband.nl Active 07/05/2021 Vlakketransportband.nl Active 07/05/2021 Convoyeurinox.fr Active 01/09/2022 Geppert-band.fr Active 08/20/2021 Tapisdequalite.fr Active 01/09/2022 (ii) Material Company Software None.

Dorner Patent Status Report Client Ref Andrus Ref Country Serial No. Filing Date Patent No. Issue Date Title Inventors Status Comments 0082-00006 88117403.1 0315807 EP 02/24/1993 Method and Apparatus for Stacking Articles & Feeding the Stacks to a Discharge Site Granted Closed and sent to storage 5/24/2017. 10/19/1988 0082-00010 91311827.9 0 493 938 EP 02/07/1996 Conveyor Construction Granted Closed and sent to storage 5/24/2017. 12/19/1991 0082-00063 08/313,016 5,586,685 US 12/24/1996 Apparatus for Dispensing Articles Wolfgang C. Dorner; Michael A. Hosch; Darin L. Danelski; David A. Remsing Granted Expires 9/27/20149/27/1994 0082-00074 08/702,404 5,875,883 US 03/02/1999 Adjustable Inclined Conveyor Daniel E. Ertel; Michael A. Hosch Granted Expires 8/14/2016. Closed and sent to file storage 3/16/2017. 8/14/1996 0082-00089 09/008,720 6,109,427 US 08/29/2000 Conveyor Construction Michael A. Hosch; Scott M. Hall; Daniel E. Ertel; Kenneth N. Hansen Granted Expires 1/19/2018. No further maintenance fees required. Third maintenance fee paid 12/27/2011. Closed - File to storage 6/25/2012. 1/19/1998 0082-00090 08/814,101 5,984,083 US 11/16/1999 Conveyor Belt Tensioning Mechanism Utilizing a Manually Operated Cam-Type Tool Michael A. Hosch; Scott M. Hall Granted Expires 3/10/2017 Closed and sent to file storage 3/16/2017 3/10/1997 Tuesday, October 27, 2020 Page 1 of 8

Dorner Patent Status Report Client Ref Andrus Ref Country Serial No. Filing Date Patent No. Issue Date Title Inventors Status Comments 0082-00097 09/146,566 6,179,112 US 01/30/2001 Article Reorientation Mechanism Daniel E. Ertel Granted Expires 9/3/2018. No further maintenance fees due. Sent to storage 10/3/2012. 9/3/1998 0082-00099 09/164,330 6,220,330 US 04/24/2001 Conveyor System Incorporating an Article Guide and Positioning Arrangement for a Labeling Station Terrence E. O'Brien Granted Expires 10/1/2018. No further maintenance fees due. Sent to storage 10/3/2012. 10/1/1998 0082-00124 2,252,125 2,252,125 CA 03/28/2006 Conveyor Construction Michael A. Hosch; Scott M. Hall; Daniel E. Ertel; Kenneth N. Hansen Granted Expires 11/25/2018. Closed and sent to file storage 11/25/2023. 11/25/1998 0082-00135 09/439,862 6,296,437 US 10/02/2001 Discharge Stacking Station for Sortation Conveying System David A. Remsing; Jason M. Knas; Todd R. Eggebrecht Granted Expires 11/12/2019 Closed and sent tof file storage 3/16/2017. 11/12/1999 0082-00143 09/439,863 6,302,638 US 10/16/2001 Combined Pushing Mechanism and Dead Plate for Stacker Accumulation Tray Todd R. Eggebrecht; Jason M. Knas Granted Expires 11/12/2019. Closed and sent to file storage 3/16/2017. 11/12/1999 0082-00147 09/450,368 6,298,981 US 10/09/2001 Conveyor Construction Hosch, Michael A.; Daniel E. Ertel; Kenneth N. Hansen; Scott M. Hall Granted Expires 11/29/2019. Sent to storage 10/05/2020. 11/29/1999 Tuesday, October 27, 2020 Page 2 of 8

Dorner Patent Status Report Client Ref Andrus Ref Country Serial No. Filing Date Patent No. Issue Date Title Inventors Status Comments 0082-00150 09/654,137 6,422,382 US 07/23/2002 Conveyor Incorporating a Modular Frame Construction Daniel E. Ertel; Scott M. Hall; Michael A. Hosch Granted Expires 9/1/2020. No further maintenance fees due. Closed-file to storage 6/3/2015. 9/1/2000 0082-00159 2,356,028 2,356,028 CA 02/07/2006 Conveyor Incorporating A Modular Frame Construction Daniel E. Ertel; Scott M. Hall; Michael A. Hosch Granted Closed and sent to storage 09/02/2020. Expires 8/28/2021. 8/28/2001 0082-00160 PA/a/2001/008727 230906 MX 09/28/2005 Conveyor Incorporating A Modular Frame Construction Daniel E. Ertel; Scott M. Hall; Michael A. Hosch Granted Expires 8/29/2021. Closed and sent to storage 09/02/2020. 8/29/2001 0082-00162 10/205,036 6,651,801 US 11/25/2003 Horizontal To Vertical Transition Device For Sortation Conveyor System Mark J. Heckendorf Granted Expires 7/25/2022.7/25/2002 0082-00169 10/279,702 6,652,218 US 11/25/2003 Inductor Station For Sortation Conveying System Todd R. Eggebrecht; Jason M. Knas Granted Expires 5/24/2019. Closed-File to storage 3/4/2016. Final maintenance fee paid 5/25/2015. 10/24/2002 0082-00170 10/438,961 6,685,009 US 02/03/2004 Continuous Belt Conveyor Tensioning Mechanism Michael A. Hosch; Scott M. Hall; Daniel E. Ertel Granted Expires 5/15/2023. Closed and sent to storage 1/20/2017. 5/15/2003 0082-00171 10/385,906 6,871,737 US 03/29/2005 Endless Belt Conveyor Frame And Tensioning Device Including Center Drive Construction Daniel E. Ertel; Scott M. Hall Granted Sent to storage 10/05/2020.Expires 3/11/2023. 3/11/2003 Tuesday, October 27, 2020 Page 3 of 8

Dorner Patent Status Report Client Ref Andrus Ref Country Serial No. Filing Date Patent No. Issue Date Title Inventors Status Comments 0082-00173 03251872.2 1354829 EP 06/21/2006 Endless Belt Conveyor Frame and Tensioning Device Including Center Drive Construction Daniel E. Ertel; Scott M. Hall Granted Expires 3/25/2023. Closed and sent to storage 09/02/2020. 3/25/2003 0082-00175 PA/a/2003/002654 242138 MX 11/16/2006 Endless Belt Conveyor Frame and Tensioning Device Including Center Drive Construction Daniel E. Ertel; Scott M. Hall Granted Expires 3/27/2023. Closed and sent to storage 09/01/2020. 3/27/2003 0082-00176 10/438,420 6,910,571 US 06/28/2005 Multi-Section Conveyor Drive Roller Daniel E. Ertel Granted Expires 5/15/2023. Closed and sent to file storage 3/16/2017. 5/15/2003 0082-00188 11/426,454 7,383,944 US 06/10/2008 Sanitary Conveyor Center Drive Assembly Scott M. Hall; Craig J. Bude Granted Expires 8/4/2026. Closed and sent to storage 09/01/2020. 6/26/2006 0082-00193 11/072,672 6,971,509 US 12/06/2005 Endless Belt Conveyor Frame and Tensioning Device Including Center Drive Construction Daniel E. Ertel; Scott M. Hall Granted Expires 3/29/2022. Sent to storage 10/05/2020. 3/4/2005 0082-00194 11/186,739 7,681,719 US 03/23/2010 Sanitary Conveyor Transfer Tail Michael A. Hosch; Scott M. Hall; Daniel E. Ertel Granted Expires 7/21/2025. Closed and sent to storage 09/02/2020. 7/21/2005 0082-00195 11/214,550 7,207,435 US 04/24/2007 Conveyor Belt Drive Sprocket Locking Assembly Craig Bude; Michael A. Hosch; Scott M. Hall; Daniel E. Ertel Granted Expires 8/30/2025, Sent to storage 07/30/2019. 8/30/2005 Tuesday, October 27, 2020 Page 4 of 8

Dorner Patent Status Report Client Ref Andrus Ref Country Serial No. Filing Date Patent No. Issue Date Title Inventors Status Comments 0082-00196 11/267,064 7,246,697 US 07/24/2007 Wash Down Conveyor Corner Section with Removable Wear Strips Michael A. Hosch; Scott M. Hall; Daniel E. Ertel Granted Expires 11/10/2025. Sent to storage 05/23/2019. 11/4/2005 0082-00197 11/326,176 7,549,531 US 06/23/2009 Sanitary Conveyor Tip-Up Tail Assembly Scott M. Hall; Daniel E. Ertel; Michael A. Hosch Granted Expires 1/5/2026. Closed and sent to storage 09/02/2020. 1/5/2006 0082-00200 06253624.8 1760015 EP 06/20/2012 Conveyor Belt Drive Sprocket Locking Assembly Craig A. Bude; Michael A. Hosch; Scott M. Hall; Daniel E. Ertel Granted Expires 7/11/2026. Closed and sent to storage 09/02/2020. 7/11/2006 0082-00201 03251872.2 1354829 GB 06/21/2006 Endless Belt Conveyor Frame and Tensioning Device Including Center Drive Construction Daniel E. Ertel; Scott M. Hall Granted Closed and sent to storage 09/02/2020. Expires 3/25/2023, 3/25/2003 0082-00207 12/039,888 7,735,638 US 06/15/2010 Conveyor Frame Asembly Having Side Rails Including Multiple Passages Paul Hau; Leroy Hundley; Craig Bude; Michael A. Hosch; Ryan Johnson Granted Expires 5/12/2028. Closed and sent to storage 09/02/2020. 2/29/2008 0082-00208 12/403,717 8,042,682 US 10/25/2011 Conveyor Belt Drive Sprocket Retention System Daniel E. Ertel Granted Closed and sent to storage 09/01/2020. Expires 8/5/2029. Filed in Canada (see 82-00218). 3/13/2009 Tuesday, October 27, 2020 Page 5 of 8

Dorner Patent Status Report Client Ref Andrus Ref Country Serial No. Filing Date Patent No. Issue Date Title Inventors Status Comments 0082-00209 12/175,531 7,874,419 US 01/25/2011 Contained Drive System For Chain Conveyor Belt To Reduce Catenary Sag Michael A. Hosch; Paul Hau Granted Expires 8/7/2028. Closed and sent to storage 09/01/2020. 7/18/2008 0082-00218 2696491 2696491 CA 01/15/2013 Conveyor Belt Drive Sprocket Retention System Daniel E. Ertel Granted Expires 3/12/2030. Closed and sent to storage 09/01/2020. 3/12/2010 0082-00224 10251920.4 2322454 EP 12/19/2012 Extruded Rail With Contained Mounting Cavity Daniel E. Ertel; Scott M. Hall; Michael A. Hosch Granted Closed and sent to storage 09/01/2020. 11/12/2010 0082-00232 06253624.8 1760015 FR 06/20/2012 Conveyor Belt Drive Sprocket Locking Assembly Craig A. Bude; Michael A. Hosch; Scott M. Hall; Daniel E. Ertel Granted Expires 7/11/2026. Closed and sent to storage 09/01/2020. 7/11/2006 0082-00233 06253624.8 602006030282.7 DE 06/20/2012 Conveyor Belt Drive Sprocket Locking Assembly Craig A. Bude; Michael A. Hosch; Scott M. Hall; Daniel E. Ertel Granted Closed and sent to storage 09/01/2020. Expires 7/11/2026. 7/11/2006 0082-00234 06253624.8 1760015 CH 06/20/2012 Conveyor Belt Drive Sprocket Locking Assembly Craig A. Bude; Michael A. Hosch; Scott M. Hall; Daniel E. Ertel Granted Expires 7/11/2026. Closed and sent to storage 09/01/2020. 7/11/2006 0082-00235 06253624.8 1760015 GB 06/20/2012 Conveyor Belt Drive Sprocket Locking Assembly Craig A. Bude; Michael A. Hosch; Scott M. Hall; Daniel E. Ertel Granted Closed and sent to storage 09/02/2020. Expires 7/11/2026. 7/11/2006 Tuesday, October 27, 2020 Page 6 of 8

Dorner Patent Status Report Client Ref Andrus Ref Country Serial No. Filing Date Patent No. Issue Date Title Inventors Status Comments 0082-00236 06253624.8 1760015 DK 06/20/2012 Conveyor Belt Drive Sprocket Locking Assembly Craig A. Bude; Michael A. Hosch; Scott M. Hall; Daniel E. Ertel Granted Closed and sent to storage 09/01/2020. Expires 7/11/2026. 7/11/2006 0082-00237 10251920.4 2322454 FR 12/19/2012 Extruded Rail With Contained Mounting Cavity Daniel E. Ertel; Scott M. Hall; Michael A. Hosch Granted Expires 11/12/203011/12/2010 0082-00238 10251920.4 602010004190.5 DE 12/19/2012 Extruded Rail With Contained Mounting Cavity Daniel E. Ertel; Scott M. Hall; Michael A. Hosch Granted Expires 11/12/203011/12/2010 0082-00239 10251920.4 2322454 GB 12/19/2012 Extruded Rail With Contained Mounting Cavity Daniel E. Ertel; Scott M. Hall; Michael A. Hosch Granted Expires 11/12/203011/12/2010 0082-00240 13/854,177 8,936,147 US 01/20/2015 Pinch Roller Drive Jason M. Knas; Daniel E. Ertel Granted Sent to storage 10/05/2020. Converts Prov. 82-00229. Expires 4/1/2033. 4/1/2013 0082-00242 14/210,808 9,617,078 US 04/11/2017 Conveyor Frame Assembly with Cross Supports Scott M. Hall Granted Expires 03/14/2034 File closed and sent to storage 08/20/2020 3/14/2014 0082-00243 14/482,609 9,469,481 US 10/18/2016 Carousel Conveyor Drive Module Granted Expires 9/10/2034. Next tax due 4/18/2020. File closed and sent to storage 08/20/2020 9/10/2014 Tuesday, October 27, 2020 Page 7 of 8

Dorner Patent Status Report Client Ref Andrus Ref Country Serial No. Filing Date Patent No. Issue Date Title Inventors Status Comments 0082-00256 16/237,884 US Multi-Conveyor Slave Drive Mechanism Filed1/2/2019 0082-00260 15/979,705 10,737,887 US 08/11/2020 Zoned Roller Conveyor Michael A. Hosch; Cham Chin Long Granted Amd, RCE filed 10/11/2019. Awaiting further PTO action 5/15/2018 0082-00262 18172305.7 EP Zoned Roller Conveyor Michael A. Hosch; Cham Chin Long Filed5/15/2018 0082-00265 US System for Creating Holes in Conveyor Belt Docketed Tuesday, October 27, 2020 Page 8 of 8

Patent Report Flexmove System (M) Sdn. Bhd. Title: Conveyor No. FILE REF. COUNTRY APP. NO. APP. DATE SUBS. EXAM STATUS NOTES 1 PT/19/13PH Denmark PCT/DK2011/000118 26-Oct-11 NIL PCT Completed Received the International Search Report & Entered National Phase 2 PT/20/12PH Denmark PA 201000990 2-Nov-10 Requested Granted 3 PT/22/13(EP.NP)PHss European 11779333.1 / EP 2635511 B1 23-May-13 / 24-Sept-13 Requested Granted 3.1 PT/22/13(EP.NP)PHss (V) Austria " " " " 3.2 PT/22/13(EP.NP)PHss (V) Belgium " " " " 3.3 PT/22/13(EP.NP)PHss (V) Bulgaria " " " " 3.4 PT/22/13(EP.NP)PHss (V) Switzerland " " " " 3.5 PT/22/13(EP.NP)PHss (V) The Czech Republic " " " " 3.6 PT/22/13(EP.NP)PHss (V) Germany " " " " 3.7 PT/22/13(EP.NP)PHss (V) Spain " " " " 3.8 PT/22/13(EP.NP)PHss (V) Finland " " " " 3.9 PT/22/13(EP.NP)PHss (V) France " " " " 3.10 PT/22/13(EP.NP)PHss (V) Great Britian " " " " 3.11 PT/22/13(EP.NP)PHss (V) Estonia " " " " 3.12 PT/22/13(EP.NP)PHss (V) Greece " " " " 3.13 PT/22/13(EP.NP)PHss (V) Ireland " " " " 3.14 PT/22/13(EP.NP)PHss (V) Italy " " " " 3.15 PT/22/13(EP.NP)PHss (V) Luxemburg " " " " 3.16 PT/22/13(EP.NP)PHss (V) Netherlands " " " " 3.17 PT/22/13(EP.NP)PHss (V) Norway " " " " 3.18 PT/22/13(EP.NP)PHss (V) Poland " " " " 3.19 PT/22/13(EP.NP)PHss (V) Portugal " " " " 3.20 PT/22/13(EP.NP)PHss (V) Sweden " " " " 3.21 PT/22/13(EP.NP)PHss (V) Turkey " " " " 3.22 PT/22/13(EP.NP)PHss (V) Macedonia " " " " 4 PT/11/13(MY.NP)PHss Malaysia PI 2013700630 18-Apr-13 Requested Granted Next 3rd Year Annuity 17 July 2021 5 PT/12/13(AUS.NP)PHss Australia 2011325561 1-May-13 Requested Granted Next 10th Annuity on October 2021 6 PT/13/13(NZ.NP)PHss New Zealand 610078 1-May-13 Requested Granted Next 10th Annuity on October 2021 7 PT/14/13(USA.NP)PHss USA 13/824,257 / 8,851,277 29-Mar-13 / 7-Oct 14 NIL Granted First (3.5 Year) paid on 18 March 2018. Next Second (7.5 Year) Annuity Deadline is on 07 October 2021 8 PT/15/13(CN.NP)PHss Canada 2,816,110 26-Apr-13 Requested Accepted Next 11th Annuity on October 2021 9 PT/16/13(JP.NP)PHss Japan 313004333 30-Apr-13 Requested Granted Nest Annuity 6th Year due on 22 April 2021 10 PT/18/13(EN.NP)PHss Egypt PCT627/2013 15-Apr-13 Requested Pending Next 11th Annuity on October 2021 11 PT/20/13(ID.NP)PHss Indonesia W00201301142 19-Mar-13 Requested Granted Next 11th Annuity on October 2021 12 PT/29/13(CN.NP)PHss China 201180051455.00 25-Apr-13 Requested Granted Next 11th Annuity on October 2021 13 PT/31/13(MX.NP)PHss Mexico MX/9/2013/004728 26-Apr-13 Requested Granted Next Annuity is 11th - 15th which as to by 26 Oct 2021 14 PT/34/13(BR.NP)PHss Brazil BR 11 2013 0070439 26-Mar-13 Requested Pending Next 11th Annuity deadline 26 Oct 2021 16 PT/21/13(VN.NP)PHss Veitnam 1-2013-01330 26-Apr-13 Requested Granted Next 3rd Annuity on 16 December 2021 17 PT/27/13(TH.NP)PHss Thailand 1301002143 23-Apr-13 NIL Pending Waiting for next report (Request for Substantive Examination ready) Last updated: October 23, 2020 Next 11th Annuity on October 2021

Patent Report Flexmove System (M) Sdn. Bhd. Title: A Link or a Conveyor Chain, a Conveyor Chain Made up of Said Links and a Method of Operation of Said Conveyor Chain No. FILE REF. COUNTRY APP. NO. APP. DATE SUBS. EXAM STATUS NOTES 1 PT/11/11PH Malaysia PI 2011002078 10-May-11 Requested Granted 2nd Year Annuity deadline 15/12/2020 3rd Year Annuity deadline 15/12/20221 2 PT/28/11PH Malaysia PCT/MY2012/000099 9-May-12 NIL PCT Completed Received the International Search Report & Entered National Phase 3 PT/06/14(EP.NP)PHss European EP 12781888.8 2-May-14 Requested Granted 3.1 PT/06/14(EP.NP)PHss (V) Austria " " " " 3.2 PT/06/14(EP.NP)PHss (V) Belgium " " " " 3.3 PT/06/14(EP.NP)PHss (V) Bulgaria " " " " 3.4 PT/06/14(EP.NP)PHss (V) Switzerland " " " " 3.5 PT/06/14(EP.NP)PHss (V) The Czech Republic " " " " 3.6 PT/06/14(EP.NP)PHss (V) Germany " " " " 3.7 PT/06/14(EP.NP)PHss (V) Spain " " " " 3.8 PT/06/14(EP.NP)PHss (V) Finland " " " " 3.9 PT/06/14(EP.NP)PHss (V) France " " " " 3.10 PT/06/14(EP.NP)PHss (V) Great Britian " " " " 3.11 PT/06/14(EP.NP)PHss (V) Estonia " " " " 3.12 PT/06/14(EP.NP)PHss (V) Greece " " " " 3.13 PT/06/14(EP.NP)PHss (V) Ireland " " " " 3.14 PT/06/14(EP.NP)PHss (V) Italy " " " " 3.15 PT/06/14(EP.NP)PHss (V) Luxemburg " " " " 3.16 PT/06/14(EP.NP)PHss (V) The Netherlands " " " " 3.17 PT/06/14(EP.NP)PHss (V) Norway " " " " 3.18 PT/06/14(EP.NP)PHss (V) Poland " " " " 3.19 PT/06/14(EP.NP)PHss (V) Portugal " " " " 3.20 PT/06/14(EP.NP)PHss (V) Sweden " " " " 3.21 PT/06/14(EP.NP)PHss (V) Turkey " " " " 3.22 PT/06/14(EP.NP)PHss (V) Macedonia " " " " 3.23 PT/06/14(EP.NP)PHss (V) Denmark " " " " 4 PT/07/14(AUS.NP)PHss Australia 2012254270 12-Mar-14 Requested Granted Next 9th Annuity on May 2021 5 PT/08/14(NZ.NP)PHss New Zealand 622347 1-May-13 Requested Granted Next 9th Annuity on May 2021 6 PT/42/13(USA.NP)PHss USA 13/990,934 / 8,844,712 31-May-13 Requested Granted First (3.5 Year) paid on 18 March 2018. Next Second (7.5 Year) Annuity Deadline is on 30 September 2021. 7 PT/09/14(CN.NP)PHss Canada 2,848,276 9-May-12 Requested Accepted Next 9th Annuity on May 2021 8 PT/12/14(ID.NP)PHss Indonesia P00.2014.01942 3-Apr-14 Requested Pending Waiting for next report (Request for Substantive Examination ready) 9 PT/10/14(TH.NP)PHss Thailand 1401002700 16-May-14 NIL Pending Waiting for next report (Request for Substantive Examination ready) 10 PT/11/14(VN.NP)PHss Veitnam 1-2014-01758 29-May-14 Requested Granted Next 3rd Annuity 07 October 2021 Last updated: October 23, 2020 Next 10th Annuity deadline is MAY 2021

DocketNumbe MarkName Country ApplicationNumbe RegistrationNumbe RegistrationDat Current Renewal Status CountryCod 0082-00044 DORNER and Design Hong Kong - (HK) 93/07133 9584 7/13/1993 7/13/2024 Registered - HK 0082-00038 DORNER & Design Brazil - (BR) 817448527 817448527 5/16/1995 5/16/2025 Registered - BR 0082-00048 DORNER & Design Republic of Korea - (KR) 93-22980 296027 8/16/1994 8/16/2024 Registered - KR 0082-00055 DORNER & Design Taiwan - (TW) 82-041941 626898 12/31/1993 12/30/2023 Registered - TW 0082-00093 DORNER & Design Colombia - (CO) 97032823 215099 12/29/1998 12/29/2028 Registered - CO 0082-00210 AquaGard United States - (US) 77/649,902 3,782,313 4/27/2010 4/27/2030 Registered - US 0082-00222 SMARTSLOT United States - (US) 85/028,942 3,991,042 7/5/2011 7/5/2021 Registered - US 0082-00076 DORNER & Design Argentina - (AR) 2965211 2408544 11/15/2010 11/15/2020 Registered - AR 0082-00228 eDrive United States - (US) 85/314,196 4,133,100 4/24/2012 4/24/2022 Registered - US 0082-00241 SMARTFLEX United States - (US) 85/939,137 4,508,007 4/1/2014 4/1/2024 Registered - US 0082-00244 SMARTPACE United States - (US) 86/431,297 5,027,695 8/23/2016 8/23/2026 Registered - US 0082-00245 SMARTPACE and United States - (US) 86/431,311 5,037,086 9/6/2016 9/6/2026 Registered - US 0082-00180 AQUAPRUF LOGO United States - (US) 78/322,298 2,984,077 8/9/2005 8/9/2025 Registered - US 0082-00077 DORNER (Stylized) The European Union Trademark - 285,601 285601 11/6/1998 6/30/2026 Registered - EM 0082-00079 LPZ United States - (US) 75/127,827 2,061,487 5/13/1997 5/13/2027 Registered - US 0082-00092 DORNER Chile - (CL) 383685 514828 6/17/1998 6/17/2028 Registered - CL 0082-00046 DORNER & Design Italy - (IT) RM93C002558 661704 11/8/1995 8/3/2023 Registered - IT 0082-00047 DORNER & Design Japan - (JP) 72659/93 3236871 12/25/1996 12/25/2026 Registered - JP 0082-00094 DORNER Spain - (ES) 2,108,389 2,108,389 9/21/1998 8/4/2027 Registered - ES 0082-00033 DORNER and Design United States - (US) 74/222,186 1,715,052 9/15/1992 9/15/2022 Registered - US 0082-00036 DORNER and Design Australia - (AU) 606202 606202 3/13/1995 7/5/2030 Registered - AU 0082-00037 DORNER Benelux - (BX) 801210 536488 8/3/1993 8/3/2023 Registered - BX 0082-00054 DORNER & Design Switzerland - (CH) 9818-1993-3 413408 12/22/1994 8/16/2023 Registered - CH 0082-00039 DORNER & Design Canada - (CA) 735009 453711 2/9/1996 2/9/2026 Registered - CA 0082-00040 DORNER China P.R. - (CN) 93078589 741046 4/21/1995 4/20/2025 Registered - CN 0082-00041 DORNER & Design France - (FR) 93478030 93478030 7/27/1993 7/31/2023 Registered - FR 0082-00042 DORNER Germany - (DE) D52984/7W2 2075230 7/2/1993 7/31/2023 Registered - DE 0082-00043 DORNER and Design Great Britain - (GB) 1543518 1543518 3/17/1995 7/30/2030 Registered - GB 0082-00049 DORNER and Design Malaysia - (MY) 93-07432 93-07432 7/7/1997 9/22/2020 Registered - MY 0082-00050 DORNER & Design Mexico - (MX) 173808 449931 1/10/1994 7/26/2023 Registered - MX 0082-00051 DORNER & Design Singapore - (SG) 5008/93 5008/93 10/29/1997 7/3/2023 Registered - SG 0082-00053 DORNER & Design Sweden - (SE) 93-06818 261291 10/14/1994 10/14/2024 Registered - SE 0082-00253 GLOBE LOGO United States - (US) 87/284,493 5,325,670 10/31/2017 10/31/2027 Registered - US 0082-00261 DTECT United States - (US) 87/920,157 Filed - (F) US 0082-00266 ERT United States - (US) 88/740,661 Filed - (F) US 0082-00267 ERT and logo United States - (US) 88/740,658 Filed - (F) US

TRADEMARK PORTFOLIO No. COUNTRY MARK PROPRIETOR REG. NO. APP. DATE CLASS STATUS EXPIRY DATE NOTES 1 Australia DORNER (M) SDN. BHD. 128, Jalan Permatang Damar Laut, 11960 Bayan Lepas, Penang, Malaysia. 1299126 14-May-09 7 Registered 14/May/2029 Watch Next Renewal 2 Australia KLEANZ FLEXMOVE SYSTEM (M) SDN. BHD. 264, Jalan Permatang Damar Laut, 11960 Bayan Lepas, Penang, Malaysia. 1531801 17-Dec-12 7 Registered 17/Dec/2022 Watch Next Renewal 3 CTM DORNER (M) SDN. BHD. 128, Jalan Permatang Damar Laut, 11960 Bayan Lepas, Penang, Malaysia. 005673652 8-Feb-07 6,7,9 Registered 8/Feb/2027 Watch Next Renewal 4 CTM DORNER (M) SDN. BHD. 128, Jalan Permatang Damar Laut, 11960 Bayan Lepas, Penang, Malaysia. 008656531 2-Nov-09 6,7,9 Registered 2/Nov/2029 Watch Next Renewal 5 CTM KLEANZ FLEXMOVE SYSTEM (M) SDN. BHD. 264, Jalan Permatang Damar Laut, 11960 Bayan Lepas, Penang, Malaysia. 011438355 19-Dec-12 6,7,9 Registered 2/Apr/2023 Watch Next Renewal 6 Canada FLEXMOVE SYSTEM (M) SDN. BHD. 264, Jalan Permatang Damar Laut, 11960 Bayan Lepas, Penang, Malaysia. TMA767, 025 18-May-10 6,7,9 Registered 18/May/2025 Watch Next Renewal 7 Canada KLEANZ FLEXMOVE SYSTEM (M) SDN. BHD. 264, Jalan Permatang Damar Laut, 11960 Bayan Lepas, Penang, Malaysia. TMA940,023 18-Dec-12 7 Registered 6/Jun/2031 Watch Next Renewal 8 Egypt FLEXMOVE SYSTEM (M) SDN. BHD. 264, Jalan Permatang Damar Laut, 11960 Bayan Lepas, Penang, Malaysia. 262070 27-Jun-11 7 Registered 26/Jun/2021 Watch Next Renewal 9 India FLEXMOVE SYSTEM (M) SDN. BHD. 264, Jalan Permatang Damar Laut, 11960 Bayan Lepas, Penang, Malaysia. 1958922 30-Apr-10 7 Registered 30/Apr/2030 Watch Next Renewal 10 Indonesia FLEXMOVE SYSTEM (M) SDN. BHD. 264, Jalan Permatang Damar Laut, 11960 Bayan Lepas, Penang, Malaysia. IDM000397618 13-May-11 7 Registered 13/May/2021 Watch Next Renewal 11 Korea FLEXMOVE SYSTEM (M) SDN. BHD. 264, Jalan Permatang Damar Laut, 11960 Bayan Lepas, Penang, Malaysia. 40-1048473 8-Jun-12 7 Registered 16/Jul/2024 Watch Next Renewal 12 Lebanon FLEXMOVE SYSTEM (M) SDN. BHD. 264, Jalan Permatang Damar Laut, 11960 Bayan Lepas, Penang, Malaysia. 135914 2-Jun-11 7 Registered 2/Jun/2026 Watch Next Renewal 13 Malaysia DORNER (M) SDN. BHD. 128, Jalan Permatang Damar Laut, 11960 Bayan Lepas, Penang, Malaysia. 09050697 30-Oct-09 7 Registered 30/Oct/2029 Watch Next Renewal 14 Malaysia KLEANZ FLEXMOVE SYSTEM (M) SDN. BHD. 264, Jalan Permatang Damar Laut, 11960 Bayan Lepas, Penang, Malaysia. 2012060069 17-Dec-12 7 Registered 17/Dec/2022 Watch Next Renewal 15 Malaysia FLEXMOVE SYSTEM (M) SDN. BHD. 264, Jalan Permatang Damar Laut, 11960 Bayan Lepas, Penang, Malaysia. 04003371 18-Mar-04 7 Registered 18/Mar/2024 Watch Next Renewal 16 New Zealand DORNER (M) SDN. BHD. 128, Jalan Permatang Damar Laut, 11960 Bayan Lepas, Penang, Malaysia. 806394 14-May-09 7 Registered 14/May/2029 Watch Next Renewal 17 Russia FLEXMOVE SYSTEM (M) SDN. BHD. 264, Jalan Permatang Damar Laut, 11960 Bayan Lepas, Penang, Malaysia. 2010714408 4-May-10 7 Registered 4/May/2030 Watch Next Renewal 18 Saudi Arabia FLEXMOVE SYSTEM (M) SDN. BHD. 264, Jalan Permatang Damar Laut, 11960 Bayan Lepas, Penang, Malaysia. 1413/50 27-Jun-11 7 Registered 1/Mar/2021 Watch Next Renewal 19 Singapore FLEXMOVE SYSTEM (M) SDN. BHD. 264, Jalan Permatang Damar Laut, 11960 Bayan Lepas, Penang, Malaysia. T1005552Z 3-May-10 7 Registered 3/May/2030 Watch Next Renewal 20 Thailand FLEXMOVE SYSTEM (M) SDN. BHD. 264, Jalan Permatang Damar Laut, 11960 Bayan Lepas, Penang, Malaysia. 806068 20-May-11 7 Registered 19/May/2021 Watch Next Renewal 22 Turkey DORNER (M) SDN. BHD. 128, Jalan Permatang Damar Laut, 11960 Bayan Lepas, Penang, Malaysia. 2010 31047 11-May-10 7 Registered 11/May/2030 Watch Next Renewal 23 USA FLEXMOVE SYSTEM (M) SDN. BHD. 264, Jalan Permatang Damar Laut, 11960 Bayan Lepas, Penang, Malaysia. 3,923,963 2-Nov-09 7 Registered To file DAU between 22/02/2020 and 22/02/2021 Pending payment for filing renewal, DAU and Change of Name & Address 25 USA FLEXMOVE SYSTEM (M) SDN. BHD. 264, Jalan Permatang Damar Laut, 11960 Bayan Lepas, Penang, Malaysia. 3 573 033 11-Oct-06 7 Registered 10/Feb/2029 Watch Next Renewal 26 Philippines FLEXMOVE SYSTEM (M) SDN. BHD. 128, Jalan Permatang Damar Laut, 11960 Bayan Lepas, Penang, Malaysia. 4-2014-010875 1-Sep-14 7 Registered To file DAU between 19/03/2020 and 19/03/2021 Pending renewal and DAU Updated 23 October 2020

12/16/2016 4:11:44 PM Ashley.Ruperto@eqtpartners.com Precision CONFIDENTIAL

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Schedule 4.11(f) Intellectual Property None.

Schedule 4.12(a) Data Privacy 1. None.

Schedule 4.12(b) Data Privacy 1. None.

Schedule 4.13 Contracts (a) None. (b) 1. Capital Contribution and Loan Agreement, dated May 11, 2016, between Dorner Mfg. Corp. and Dorner Holdings Europe GmbH (f/k/a Blitz F15-497) and related Promissory Note, dated as of May 11, 2016, made by Dorner Holdings Europe GmbH (f/k/a Blitz F15- 497) in favor of Dorner Holding Corp. 2. Loan Agreement, dated as of May 26, 2020, between Dorner Mfg. Corp. and Dorner GmbH, and as amended and restated, dated as of September 24, 2020 between Dorner Mfg. Corp. and Dorner GmbH. 3. Revolving Credit Line Agreement, dated as of October 20, 2017, between Dorner Holding Corp. and Dorner Latin America, S. de R.L. de C.V. (c) Items 1-19 of clause (b) in Schedule 4.20 are hereby incorporated by reference. (d) 1. Stocking Agreement, dated as of March 7, 2017, between Dorner Manufacturing Inc. and Gordon Aluminum Industries Inc. 2. Rebate Pricing Agreement, dated as of September 17, 2018, between Dorner and Forbo-Siegling LLC. 3. Product Growth Incentive Program, dated as of March 2020, between Dorner Manufacturing and Habasit America Inc. 4. Growth Incentive Program, dated as of October 2, 2019, between Dorner Manufacturing and Weimer Bearing & Transmission Inc. 5. Master Supply Agreement, dated as of November 2020, between Dorner Manufacturing and Bodine Electric Company. 6. Alro Steel Corporation 7. Wisconsin Metal Tech 8. Engineering Specialists Inc. 9. Supply Agreement, dated as of January 1, 2021, between Dorner Manufacturing Corporation and Motovario Corporation. 10. Stocking Agreement, dated as of March 16, 2017, between Dorner Manufacturing Inc. and Fastenal Company. (e) 1. Executive Agreement, dated as of January 3, 2013, among the Company, Dorner Mfg. Corp. and Terry Schadeberg, as amended by Amendment No. 1 to Executive Agreement, dated as of September 29, 2016. 2. Executive Agreement, dated as of August 8, 2017, among the Company, Dorner Mfg. Corp. and Ronald Vick, as amended by Amendment No. 1 to Executive Agreement, dated as of 2018. 3. Executive Agreement, dated as of July 17, 2018, among Dorner Holding Corp., Dorner Mfg. Corp. and Todd K. Kaull. 4. Executive Agreement between FlexMove System (M) Sdn Bhd and Tan Yuen Kit, dated as of October 1, 2017.

5. Service Agreement between Geppert-Band GmbH and Mr. Sven Fitschen, dated as of May 20, 2016. 6. Service Agreement between Dorner Sarl and Mr. Serge Abou-Jaoudé, dated as of December 19, 2018. 7. Employment Agreement, dated as of September 24, 2018 between Dorner Latin America, S. de R.L. de C.V. and Carlos Cassaretto. 8. Executive Agreement, dated as of June 15, 2012, among the Company, Dorner Mfg. Corp. and Matthew Jones, as amended by Amendment No. 1 to Executive Agreement, dated as of September 29, 2016. 9. Executive Agreement, dated as of June 15, 2012, among the Company, Dorner Mfg. Corp. and Michael Hosch, as amended by Amendment No. 1 to Executive Agreement, dated as of September 29, 2016. 10. Executive Agreement, dated as of October 15, 2013, among the Company, Dorner Mfg. Corp. and John Kuhnz, as amended by Amendment No. 1 to Executive Agreement, dated as of September 29, 2016 (f) None. (g) 1. Purchase Order and Proposal, each dated as of October 21, 2020, between Dorner Manufacturing Corp. and XL Machines Inc., and Purchase Requisition, dated as of February 1, 2021, between Dorner Manufacturing Corp. and XL Machines Inc. (h) 1. Capital Contribution and Loan Agreement, dated May 11, 2016, between Dorner Mfg. Corp. and Dorner Holdings Europe GmbH (f/k/a Blitz F15-497) and related Promissory Note, dated as of May 11, 2016, made by Dorner Holdings Europe GmbH (f/k/a Blitz F15- 497) in favor of Dorner Mfg. Corp. 2. Revolving Credit Line Agreement, dated as of October 20, 2017, between Dorner Holding Corp. and Dorner Latin America, S. de R.L. de C.V. 3. Loan Agreement, dated as of May 26, 2020, between Dorner Mfg. Corp. and Dorner GmbH, and as amended and restated, dated as of September 24, 2020 between Dorner Mfg. Corp. and Dorner GmbH. 4. Bank of Ireland Bank Loan Collateral. (i) None. (j) None. (k) 1. Agreement, dated as of January 13, 2020, by and between SAM Meerkat (m) Sdn. Bhd. and Dorner (M) Sdn. Bhd. 2. The Amazon MSA. 3. Supplier Agreement, dated as of April 15, 2013, by and between W.W. Grainger and Dorner Mfg. Corp. 4. Agreement, dated as of January 13, 2020, by and between SAM Meerkat (m) Sdn. Bhd. and Dorner (M) Sdn. Bhd. (l) None.

(m) None. (n) None. (o) 1. Amazon MSA. 2. Items 6 and 6a disclosed in Schedule 4.4, above, are hereby incorporate by reference. (p) 1. Items 2-3 of Schedule 4.13(k) are hereby incorporated by reference. (q) None. (r) None.

Schedule 4.14 Litigation 1. Request for Payment Letter, dated October 1, 2020, on behalf of LM S.p.A., a potential target based in Italy which the Company sought to acquire in early 2020. The letter seeks to recover an estimated €300.000,00 in legal and due diligence fees and expenses related to a terminated sale process. The Company’s legal advisers in Italy do not believe there is any real exposure for the Company, and LM S.p.A. remains an acquisition target for the Company.

Schedule 4.15(a) Employee Benefits Plans 1. Dorner Mfg. Corp. Profit Sharing and Incentive Savings Plan 2. Dorner Mfg. Corp. Health Insurance Plan (stop-loss policy #7670-00-411176), paired with a wellness program. 3. Dorner Transplant Policy (#HCCLOT40649) 4. Dorner Mfg. Corp. makes employer contributions to eligible employees' HSA accounts 5. Dorner Mfg. Corp. Dental Insurance Plan 6. Dorner Mfg. Corp. Long Term Disability Plan 7. Dorner Mfg. Corp. Life & AD&D Insurance Plan 8. Dorner Mfg. Corp. Short Term Disability Plan 9. Vision Insurance through Delta Vision 10. Dorner Mfg. Corp. Flexible Spending Plan 11. Executive long term disability plan through Metropolitan Life Insurance Company 12. Dorner Mfg. Corp. Sales Commission Plan Policy dated as of October 1, 2020 13. Executive Agreements 14. Dorner Team Incentive Program Fiscal Year 2021 15. Precision Blocker Inc. 2017 Equity Incentive Plan and all awards granted thereunder. Foreign Benefit Plans Canada 1. Dorner Conveyors Ltd. provides fully insured (i) basic life, dependent life, optional life and spousal optional life, and long-term disability (Manufacturers Life Insurance Company.), (ii) basic AD&D and optional AD&D (Manufacturers Life Insurance Company), and (iii) extended health care, emergency travel assistance and dental care (Victor Insurance Managers). Malaysia 1. Dorner Malaysia provides fully insured supplemental health benefits through AmMetLife. 2. Plans as described in the Form Appointment Letter – Dorner Malaysia. a. Leave: 60 days of paid maternity leave; Normal work hours not exceeding eight hours in one day or 48 hours in one week; Paid holiday 16 gazetted public holidays (inclusive of five compulsory public holidays National Day, Birthday of the Yang Dipertuan Agong, Birthday of Ruler/Federal Territory Day, Labour Day and Malaysia day) in one calendar year and on any day declared as a public holiday under section 8 of the Holiday Act 1951 b. Paid annual leave for employees: 12 days for less than two years of service; 14 days for two or more but less than five years of service; 18 days for over five years of service (Minimum paid annual leave to be provided for employees); c. Paid sick leave per calendar year: 14 days for less than two years of service; 18 days for two or more but less than five years of service; 22 days for over five years of service; Up to 60 days (inclusive of the paid sick leave entitlement stated above) where hospitalization is necessary;

d. Payment for overtime work: One-and-a-half times the hourly rate of pay for normal working days; Two times the hourly rate of pay for rest days; Three times the hourly rate of pay for public holidays. 3. Dorner Malaysia Commission Plan 4. Executive Agreement between FlexMove System (M) Sdn Bhd and Tan Yuen Kit, dated as of October 1, 2017. Germany 1. Geppert-Band GmbH Incentive Plan Fiscal Year 2021 2. Geppert-Band GmbH MD Incentive Plan Fiscal Year 2021 3. Service Agreement between Geppert-Band GmbH and Mr. Sven Fitschen, dated as of May 20, 2016. 4. Service Agreement between Dorner Sarl and Mr. Serge Abou-Jaoudé, dated as of December 19, 2018. 5. Geppert-Band GmbH Commission Plan 6. Plans as described in the Form Employment Agreement – Geppert-Band GmbH 7. Capital formation payments ("vermögenswirksame Leistungen") are paid by Geppert-band GmbH pursuant to the Form Employment Agreement – Geppert-Band GmbH 8. Vacation pay ("Urlaubsgeld") is paid by Geppert-Band Gmbh pursuant to the Form Employment Agreement – Geppert-Band GmbH Mexico 1. Participación de los Trabajadores en las Utilidades, Ley Federal Del Trabajo, Capitulo VIII, Articulo 117-131 (Mexico Mandatory Profit-Sharing Plan, Mexico Labor Law, Ch. 8, Art 117- 130). 2. Employment Agreement, dated as of September 24, 2018 between Dorner Latin America, S. de R.L. de C.V. and Carlos Cassaretto. France 1. D&O Liability insurance against financial loss, with a coverage of EUR 2,000,000. 2. Coverage by the general social security regime pursuant to article L311-3, 11° of the French Social Security Code, specifically the AGIRC/ARCCO. 3. Insurance scheme for the benefit of the employee, covering against possible revocation, of a “GSC” type on a 70% basis for a period of 24 months.

Schedule 4.15(g) Employee Benefits (g) The Company has communicated to all employees that in connection with the transactions contemplated by the Agreement, the Company expects to pay to them transaction bonuses, pursuant to letter agreements to be entered into between the Company (or another Group Company) and each such recipient prior to Closing. The transaction bonuses will be payable within 45 days following the Closing Date, subject to each such recipient being in good standing such recipient’s continued employment with the Company (or other Group Company) through such date. The aggregate amount to be paid to such employees will not exceed $1 million dollars and no individual employee will receive more than $10,000. The transaction bonuses will be Transaction Expenses.

Schedule 4.16 Environmental Matters None.

Schedule 4.17 Labor Matters (a) See employee census attached. (i) The Company has no Independent Contractors. (vii) There are two employees currently on a leave of absence – Deb Donovan and Sarah Harrison. (viii) 1. Ashik Shrestha, hired 22/05/13 2. Aung Zaw Oo, hired 17/06/19 3. Kyaw Thu, hired 17/06/19 4. Naing Kyaw Htay, hired 17/06/19 5. Naing Lin Oo, hired 17/06/19 6. Zaw Min Oo, hired 17/06/19 7. Tun Tun Win, hired 30/12/19 8. Thet Myo Oo, hired 30/12/19 (b) 1. Executive Agreement between FlexMove System (M) Sdn Bhd and Tan Yuen Kit, dated as of October 1, 2017. 2. Service Agreement between Geppert-Band GmbH and Mr. Sven Fitschen, dated as of May 20, 2016. 3. Service Agreement between Dorner Sarl and Mr. Serge Abou-Jaoudé, dated as of December 19, 2018. 4. Employment Agreement, dated as of September 24, 2018 between Dorner Latin America, S. de R.L. de C.V. and Carlos Cassaretto. 5. Executive Agreement, dated as of June 15, 2012, among the Company, Dorner Mfg. Corp. and Matthew Jones, as amended by Amendment No. 1 to Executive Agreement, dated as of September 29, 2016. 6. Executive Agreement, dated as of June 15, 2012, among the Company, Dorner Mfg. Corp. and Michael Hosch, as amended by Amendment No. 1 to Executive Agreement, dated as of September 29, 2016. 7. Executive Agreement, dated as of January 3, 2013, among the Company, Dorner Mfg. Corp. and Terry Schadeberg, as amended by Amendment No. 1 to Executive Agreement, dated as of September 29, 2016. 8. Executive Agreement, dated as of August 8, 2017, among the Company, Dorner Mfg. Corp. and Ronald Vick, as amended by Amendment No. 1 to Executive Agreement, dated as of 2018. 9. Executive Agreement, dated as of July 17, 2018, among Dorner Holding Corp., Dorner Mfg. Corp. and Todd K. Kaull.

Project PRECISION DMC Employee Census ‐ Dec 2020 ($ in USD) Position ID File Number Hire Date Rehire Date Category Job Title Home Department Benefits Eligibility Class Pay Class Exempt/NonExempt Annual Salary 2020 Incentive UJX010536 10536 4/16/2018 Director CC ‐ Corp Controller 008220 ‐ Acctg/Finance SAE RFT ‐ Regular Full‐Time SALARY Exempt $122,231 $21,665 UJX010407 10407 1/11/2016 Director DINSYS ‐ Director, Info Systems 008240 ‐ Info Sys & Tech SAE RFT ‐ Regular Full‐Time SALARY Exempt $168,176 $35,436 UJX010525 10525 1/2/2018 Director DIRSAL ‐ Dir, CS & Inside Sales 008100 ‐ Div Admin SAE RFT ‐ Regular Full‐Time SALARY Exempt $137,053 $28,735 UJX010284 10284 9/30/2013 Director DMS ‐ Director, Mkg & Stategic 016100 ‐ MARKETING SAE RFT ‐ Regular Full‐Time SALARY Exempt $123,111 $23,763 UJX010265 10265 9/14/2011 Director MNA ‐ Director, MNA Integration 008300 ‐ Integration SAE RFT ‐ Regular Full‐Time SALARY Exempt $149,771 $31,403 UJX010207 10207 2/13/2006 Exec BPESG ‐ Business Unit VP ‐ ESG 017500 ‐ ENG SOLUTIONS GROUP SAE RFT ‐ Regular Full‐Time SALARY Exempt $180,000 $65,740 UJX000141 141 9/2/1985 Exec BUVPIN ‐ Business Unit VP ‐ Indust 017300 ‐ NEW PRO DEV SAE RFT ‐ Regular Full‐Time SALARY Exempt $185,000 $67,774 UJX010509 10509 8/21/2017 Exec CFO ‐ Chief Financial Officer 008220 ‐ Acctg/Finance SAE RFT ‐ Regular Full‐Time SALARY Exempt $271,324 $127,964 UJX010274 10274 1/28/2013 Exec OFF ‐ Officer 008230 ‐ Corp Admin SAE RFT ‐ Regular Full‐Time SALARY Exempt $410,687 $276,963 UJX010567 10567 8/13/2018 Exec VPGO ‐ VP Global Operations 015410 ‐ MFG ADMIN & MNT COGS RFT ‐ Regular Full‐Time SALARY Exempt $210,125 $84,944 UJX010110 10110 2/2/1998 Exec VPSAL ‐ VP, Sales & Aftermarket 016310 ‐ FIELD SALES SAE RFT ‐ Regular Full‐Time SALARY Exempt $195,000 $73,764 UJX010626 10626 5/26/2020 General ADESE ‐ Associate Design Engineer 016600 ‐ CLIENT SERVICES SAE RFT ‐ Regular Full‐Time SALARY Exempt $70,875 $1,131 UJX010289 10289 11/18/2013 General ADESE ‐ Associate Design Engineer 017500 ‐ ENG SOLUTIONS GROUP SAE RFT ‐ Regular Full‐Time SALARY Exempt $69,187 $3,411 UJX010638 10638 9/14/2020 General ADESE ‐ Associate Design Engineer 016600 ‐ CLIENT SERVICES SAE RFT ‐ Regular Full‐Time SALARY Exempt $61,060 UJX010566 10566 8/13/2018 General ADESE ‐ Associate Design Engineer 016600 ‐ CLIENT SERVICES SAE RFT ‐ Regular Full‐Time SALARY Exempt $67,553 $3,230 UJX010412 10412 2/15/2016 General AMISCSR ‐ After Market Inside Sales CSR 016500 ‐ FLD SVC & INSTL SAE RFT ‐ Regular Full‐Time NEX‐NAL NonExempt $46,207 $2,172 UJX000193 193 11/11/1996 General AS ‐ Accounting Specialist 008220 ‐ Acctg/Finance SAE RFT ‐ Regular Full‐Time NEX‐NAL NonExempt $50,029 $2,802 UJX010456 10456 9/20/2016 General BA ‐ Business Analyst 008240 ‐ Info Sys & Tech SAE RFT ‐ Regular Full‐Time SALARY Exempt $105,837 $5,034 UJX010461 10461 10/17/2016 General BA ‐ Business Analyst 008240 ‐ Info Sys & Tech SAE RFT ‐ Regular Full‐Time SALARY Exempt $109,908 $5,226 UJX010533 10533 3/26/2018 General BA ‐ Business Analyst 008300 ‐ Integration SAE RFT ‐ Regular Full‐Time SALARY Exempt $75,015 $3,628 UJX000794 794 3/3/1997 General BSAWA ‐ Bus Sys Analysis Web Apps 016150 ‐ WEB TOOLS SAE RFT ‐ Regular Full‐Time SALARY Exempt $75,528 $3,683 UJX000890 890 2/28/2006 General BSC ‐ Buyer‐Supply Chain 015420 ‐ PURCHASING COGS RFT ‐ Regular Full‐Time SALARY Exempt $63,033 $3,070 UJX010389 10389 10/12/2015 2/13/2017 General BSC ‐ Buyer‐Supply Chain 015420 ‐ PURCHASING COGS RFT ‐ Regular Full‐Time SALARY Exempt $53,092 $2,467 UJX010443 10443 8/15/2016 General BTO ‐ BTO Tech 015210 ‐ 2X ASSEMBLY COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $41,538 $2,253 UJX010642 10642 10/5/2020 General BTO ‐ BTO Tech 015210 ‐ 2X ASSEMBLY COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $37,440 UJX010636 10636 9/10/2020 General BTO ‐ BTO Tech 015230 ‐ FLEXMOVE ASSEMBLY COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $37,440 UJX010334 10334 9/8/2014 General BTO ‐ BTO Tech 015250 ‐ 7X ASSEMBLY COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $42,328 $1,993 UJX010493 10493 6/12/2017 General BTO ‐ BTO Tech 015230 ‐ FLEXMOVE ASSEMBLY COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $42,578 $2,287 UJX010346 10346 1/13/2015 General BTO ‐ BTO Tech 015250 ‐ 7X ASSEMBLY COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $42,786 $2,136 UJX010650 10650 11/2/2020 General BTO ‐ BTO Tech 015230 ‐ FLEXMOVE ASSEMBLY COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $37,440 UJX010606 10606 9/9/2019 General BTO ‐ BTO Tech 015170 ‐ FABRICATION CELL COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $38,917 $1,890 UJX010604 10604 9/3/2019 General BTO ‐ BTO Tech 015120 ‐ STANDS COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $37,128 $1,799 UJX010608 10608 9/16/2019 General BTO ‐ BTO Tech 015250 ‐ 7X ASSEMBLY COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $41,018 $2,867 UJX010645 10645 10/12/2020 General BTO ‐ BTO Tech 015100 ‐ BELTING COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $33,800 UJX010637 10637 9/14/2020 General BTO ‐ BTO Tech 015210 ‐ 2X ASSEMBLY COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $33,800 UJX010585 10585 2/4/2019 General BTO ‐ BTO Tech 015220 ‐ 3X ASSEMBLY COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $39,333 $1,809 UJX010631 10631 7/6/2020 General BTO ‐ BTO Tech 015220 ‐ 3X ASSEMBLY COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $37,440 UJX010611 10611 9/23/2019 General BTO ‐ BTO Tech 015210 ‐ 2X ASSEMBLY COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $36,400 $1,846 UJX010570 10570 10/15/2018 General BTO ‐ BTO Tech 015100 ‐ BELTING COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $37,294 $1,927 UJX010623 10623 4/9/2020 General BTO ‐ BTO Tech 015230 ‐ FLEXMOVE ASSEMBLY COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $38,210 $935 UJX010462 10462 10/24/2016 General BTO ‐ BTO Tech 015250 ‐ 7X ASSEMBLY COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $45,885 $2,234 UJX010659 10659 11/23/2020 General BTO ‐ BTO Tech 015170 ‐ FABRICATION CELL COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $37,440 UJX010482 10482 4/17/2017 General BTO ‐ BTO Tech 015220 ‐ 3X ASSEMBLY COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $41,413 $2,080 UJX010375 10375 7/27/2015 General BTO ‐ BTO Tech 015170 ‐ FABRICATION CELL COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $39,458 $2,004 UJX010614 10614 10/1/2019 General BTO ‐ BTO Tech 015210 ‐ 2X ASSEMBLY COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $40,269 $2,206 UJX010478 10478 3/20/2017 General BTO ‐ BTO Tech 015170 ‐ FABRICATION CELL COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $39,936 $1,882 UJX010655 10655 11/9/2020 General BTO ‐ BTO Tech 015220 ‐ 3X ASSEMBLY COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $37,440 UJX010565 10565 8/13/2018 General BTO ‐ BTO Tech 015230 ‐ FLEXMOVE ASSEMBLY COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $38,938 $1,861 UJX010436 10436 7/5/2016 General BTO ‐ BTO Tech 015330 ‐ ETO Assembly COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $52,936 $3,111 UJX010581 10581 1/21/2019 General BTO ‐ BTO Tech 015210 ‐ 2X ASSEMBLY COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $40,269 $1,579 UJX010513 10513 9/25/2017 General BTO ‐ BTO Tech 015100 ‐ BELTING COGS RFT ‐ Regular Full‐Time 2NEX NonExempt $39,312 $2,210 UJX010629 10629 6/29/2020 General BTO ‐ BTO Tech 015220 ‐ 3X ASSEMBLY COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $37,440 $460 UJX010514 10514 9/25/2017 General BTO ‐ BTO Tech 015220 ‐ 3X ASSEMBLY COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $38,480 $1,990 UJX010433 10433 6/20/2016 General BTO ‐ BTO Tech 015210 ‐ 2X ASSEMBLY COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $41,912 $2,448 UJX010619 10619 1/30/2020 General BTO ‐ BTO Tech 015250 ‐ 7X ASSEMBLY COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $36,899 $1,111 UJX010483 10483 4/17/2017 General BTO ‐ BTO Tech 015210 ‐ 2X ASSEMBLY COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $42,682 $2,047 UJX010630 10630 6/29/2020 General BTO ‐ BTO Tech 015210 ‐ 2X ASSEMBLY COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $38,480 $493 UJX010476 10476 2/13/2017 7/13/2020 General BTO ‐ BTO Tech 015100 ‐ BELTING COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $35,568 UJX000623 623 5/13/1991 General BTO ‐ BTO Tech 015330 ‐ ETO Assembly COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $54,496 $3,137 UJX000661 661 5/17/1993 General BTO ‐ BTO Tech 015220 ‐ 3X ASSEMBLY COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $52,437 $2,742 UJX010463 10463 10/24/2016 General BTO ‐ BTO Tech 015210 ‐ 2X ASSEMBLY COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $39,083 $1,972 UJX010663 10663 12/14/2020 General BTO ‐ BTO Tech 015210 ‐ 2X ASSEMBLY COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $38,480 UJX000620 620 4/22/1991 General BTO ‐ BTO Tech 015120 ‐ STANDS COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $45,510 $2,476 UJX010643 10643 10/5/2020 General BTO ‐ BTO Tech 015170 ‐ FABRICATION CELL COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $37,440 UJX000930 930 12/5/2011 General BTO ‐ BTO Tech 015100 ‐ BELTING COGS RFT ‐ Regular Full‐Time 2NEX NonExempt $47,112 $2,533 UJX010621 10621 3/30/2020 General BTO ‐ BTO Tech 015120 ‐ STANDS COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $35,880 $852

UJX010496 10496 6/12/2017 General BTO ‐ BTO Tech 015170 ‐ FABRICATION CELL COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $41,080 $2,646 UJX010627 10627 6/8/2020 General BTO ‐ BTO Tech 015230 ‐ FLEXMOVE ASSEMBLY COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $38,750 $584 UJX010574 10574 11/26/2018 General BTO ‐ BTO Tech 015230 ‐ FLEXMOVE ASSEMBLY COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $41,246 $2,174 UJX010660 10660 12/3/2020 General BTO ‐ BTO Tech 015120 ‐ STANDS COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $35,360 UJX010597 10597 6/17/2019 General BTO ‐ BTO Tech 015220 ‐ 3X ASSEMBLY COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $34,965 $1,713 UJX000815 815 12/15/1997 General BTO ‐ BTO Tech 015220 ‐ 3X ASSEMBLY COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $45,448 $2,286 UJX010404 10404 12/21/2015 General BTO ‐ BTO Tech 015210 ‐ 2X ASSEMBLY COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $41,995 $2,002 UJX010562 10562 7/9/2018 General BTO ‐ BTO Tech 015330 ‐ ETO Assembly COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $50,835 $2,967 UJX000880 880 11/20/2000 General BTO ‐ BTO Tech 015100 ‐ BELTING COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $48,547 $2,446 UJX010607 10607 9/9/2019 General BTO ‐ BTO Tech 015220 ‐ 3X ASSEMBLY COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $36,234 $1,824 UJX010554 10554 6/19/2018 General BTO ‐ BTO Tech 015210 ‐ 2X ASSEMBLY COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $40,581 $2,103 UJX010649 10649 10/30/2020 General CA ‐ Cost Analyst 008220 ‐ Acctg/Finance SAE RFT ‐ Regular Full‐Time SALARY Exempt $83,000 UJX010442 10442 7/26/2016 General CCC ‐ Cycle Count Coordinator 015420 ‐ PURCHASING COGS RFT ‐ Regular Full‐Time NEX‐NAL NonExempt $46,322 $2,164 UJX010531 10531 3/5/2018 General CM ‐ Credit Manager 008220 ‐ Acctg/Finance SAE RFT ‐ Regular Full‐Time SALARY Exempt $56,681 $2,762 UJX010354 10354 4/20/2015 General CONAP ‐ Conveyor Apps 016600 ‐ CLIENT SERVICES SAE RFT ‐ Regular Full‐Time SALARY Exempt $80,801 $3,938 UJX010540 10540 5/14/2018 General CONAP ‐ Conveyor Apps 016600 ‐ CLIENT SERVICES SAE RFT ‐ Regular Full‐Time SALARY Exempt $69,179 $3,391 UJX010601 10601 8/5/2019 General CONAP ‐ Conveyor Apps 016600 ‐ CLIENT SERVICES SAE RFT ‐ Regular Full‐Time SALARY Exempt $78,925 $3,761 UJX010600 10600 8/5/2019 General CONAP ‐ Conveyor Apps 016600 ‐ CLIENT SERVICES SAE RFT ‐ Regular Full‐Time SALARY Exempt $67,484 $3,300 UJX010455 10455 9/19/2016 General CONAP ‐ Conveyor Apps 016600 ‐ CLIENT SERVICES SAE RFT ‐ Regular Full‐Time SALARY Exempt $72,850 $3,577 UJX010537 10537 4/23/2018 General CONAP ‐ Conveyor Apps 016600 ‐ CLIENT SERVICES SAE RFT ‐ Regular Full‐Time SALARY Exempt $70,473 $3,401 UJX010254 10254 2/16/2009 General CONAP ‐ Conveyor Apps 016600 ‐ CLIENT SERVICES SAE RFT ‐ Regular Full‐Time SALARY Exempt $69,819 $3,402 UJX010283 10283 9/30/2013 General CSR ‐ Customer Service Representative 016600 ‐ CLIENT SERVICES SAE RFT ‐ Regular Full‐Time NEX‐NAL NonExempt $44,117 $3,227 UJX010333 10333 9/8/2014 General CSR ‐ Customer Service Representative 016600 ‐ CLIENT SERVICES SAE RFT ‐ Regular Full‐Time NEX‐NAL NonExempt $48,069 $2,417 UJX010481 10481 4/10/2017 General CSR ‐ Customer Service Representative 016600 ‐ CLIENT SERVICES SAE RFT ‐ Regular Full‐Time NEX‐NAL NonExempt $54,725 $3,100 UJX010295 10295 1/2/2014 General CSR ‐ Customer Success Rep ‐ new class  (top tier accounts) 016600 ‐ CLIENT SERVICES SAE RFT ‐ Regular Full‐Time SALARY Exempt $56,743 $2,752 UJX010172 10172 1/28/2002 General CSR ‐ Customer Service Representative 016600 ‐ CLIENT SERVICES SAE RFT ‐ Regular Full‐Time NEX‐NAL NonExempt $45,178 $2,438 UJX010598 10598 6/17/2019 General CSR ‐ Customer Service Representative 016600 ‐ CLIENT SERVICES SAE RFT ‐ Regular Full‐Time NEX‐NAL NonExempt $56,826 $2,909 UJX010641 10641 9/28/2020 General CSR ‐ Customer Service Representative 016600 ‐ CLIENT SERVICES SAE RFT ‐ Regular Full‐Time NEX‐NAL NonExempt $56,000 UJX010613 10613 9/30/2019 General CSR ‐ Customer Service Representative 016600 ‐ CLIENT SERVICES SAE RFT ‐ Regular Full‐Time NEX‐NAL NonExempt $51,168 $2,403 UJX010464 10464 11/29/2016 General DEN ‐ Design Engineer 017500 ‐ ENG SOLUTIONS GROUP SAE RFT ‐ Regular Full‐Time SALARY Exempt $80,923 $3,805 UJX010287 10287 11/11/2013 General DEN ‐ Design Engineer 017500 ‐ ENG SOLUTIONS GROUP SAE RFT ‐ Regular Full‐Time SALARY Exempt $79,651 $3,872 UJX010378 10378 8/19/2015 General DEN ‐ Design Engineer 017500 ‐ ENG SOLUTIONS GROUP SAE RFT ‐ Regular Full‐Time SALARY Exempt $75,895 $4,046 UJX010324 10324 6/30/2014 General DEN ‐ Design Engineer 017500 ‐ ENG SOLUTIONS GROUP SAE RFT ‐ Regular Full‐Time SALARY Exempt $75,645 $3,687 UJX010441 10441 7/25/2016 General DEN ‐ Design Engineer 016600 ‐ CLIENT SERVICES SAE RFT ‐ Regular Full‐Time SALARY Exempt $72,169 $3,417 UJX010620 10620 3/23/2020 General DENPD ‐ Design Engineer NPD 017300 ‐ NEW PRO DEV SAE RFT ‐ Regular Full‐Time SALARY Exempt $76,875 $1,875 UJX010644 10644 10/12/2020 General DESI ‐ Designer 017500 ‐ ENG SOLUTIONS GROUP SAE RFT ‐ Regular Full‐Time NEX‐NAL NonExempt $63,752 UJX010309 10309 4/21/2014 General DESI ‐ Designer 017500 ‐ ENG SOLUTIONS GROUP SAE RFT ‐ Regular Full‐Time NEX‐NAL NonExempt $57,491 $3,038 UJX010596 10596 6/10/2019 General DIMS ‐ Digital Mkting Specialist 016100 ‐ MARKETING SAE RFT ‐ Regular Full‐Time NEX‐NAL NonExempt $52,429 $2,379 UJX010475 10475 2/6/2017 General DRA ‐ Drafter 017300 ‐ NEW PRO DEV SAE RFT ‐ Regular Full‐Time NEX‐NAL NonExempt $47,403 $2,264 UJX010205 10205 1/9/2006 General EAC ‐ Exec Assistant ‐ Corp. 008230 ‐ Corp Admin SAE RFT ‐ Regular Full‐Time NEX‐NAL NonExempt $70,554 $3,531 UJX010328 10328 7/9/2014 General HRG ‐ HR Generalist 008250 ‐ Human Resources SAE RFT ‐ Regular Full‐Time SALARY Exempt $55,753 $2,626 UJX010527 10527 2/5/2018 10/1/2018 General ITADM ‐ IT Administrator 008240 ‐ Info Sys & Tech SAE RFT ‐ Regular Full‐Time SALARY Exempt $58,905 $2,967 UJX010259 10259 7/29/2010 General ITADM ‐ IT Administrator 008240 ‐ Info Sys & Tech SAE RFT ‐ Regular Full‐Time SALARY Exempt $99,008 $4,810 UJX010541 10541 5/14/2018 General LT ‐ Lab Tech 017300 ‐ NEW PRO DEV SAE RFT ‐ Regular Full‐Time NEX‐AL NonExempt $41,371 $1,989 UJX010282 10282 9/23/2013 General MCC ‐ Marketing Communications Coordinator 016100 ‐ MARKETING SAE RFT ‐ Regular Full‐Time NEX‐NAL NonExempt $55,715 $2,462 UJX010326 10326 7/7/2014 General MCI ‐ Marketing Coord ‐ Int'l 016100 ‐ MARKETING SAE RFT ‐ Regular Full‐Time SALARY Exempt $66,533 $3,124 UJX000540 540 6/2/1986 General MD ‐ Machine Designer 015430 ‐ MFG SERVICES COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $84,832 $4,963 UJX010260 10260 3/1/2011 General MFGENG ‐ Mfg Engineer 015430 ‐ MFG SERVICES COGS RFT ‐ Regular Full‐Time SALARY Exempt $85,363 $4,160 UJX000090 90 1/15/1990 General PE ‐ Principal Engineer 017300 ‐ NEW PRO DEV SAE RFT ‐ Regular Full‐Time SALARY Exempt $127,197 $6,199 UJX000146 146 6/30/1986 General PLAN ‐ Planner/Buyer 015230 ‐ FLEXMOVE ASSEMBLY COGS RFT ‐ Regular Full‐Time SALARY Exempt $74,958 $3,652 UJX000510 510 3/4/1985 General PP ‐ Production Planner 015250 ‐ 7X ASSEMBLY COGS RFT ‐ Regular Full‐Time SALARY Exempt $77,875 $3,813 UJX010425 10425 5/23/2016 General PP ‐ Production Planner 015210 ‐ 2X ASSEMBLY COGS RFT ‐ Regular Full‐Time SALARY Exempt $73,333 $3,663 UJX000512 512 8/19/1985 General PP ‐ Production Planner 015180 ‐ VERTICAL MACHINING COGS RFT ‐ Regular Full‐Time SALARY Exempt $69,786 $3,401 UJX010224 10224 10/23/2006 General PP ‐ Production Planner 015220 ‐ 3X ASSEMBLY COGS RFT ‐ Regular Full‐Time SALARY Exempt $82,539 $4,022 UJX010280 10280 9/9/2013 General PRCO ‐ Project Coordinator 017500 ‐ ENG SOLUTIONS GROUP SAE RFT ‐ Regular Full‐Time NEX‐NAL NonExempt $58,091 $2,890 UJX010460 10460 10/17/2016 General PRCO ‐ Project Coordinator 016600 ‐ CLIENT SERVICES SAE RFT ‐ Regular Full‐Time NEX‐NAL NonExempt $60,528 $2,945 UJX010450 10450 8/29/2016 General PROA ‐ Programmer/Analyst 008240 ‐ Info Sys & Tech SAE RFT ‐ Regular Full‐Time SALARY Exempt $66,867 $3,243 UJX010437 10437 7/5/2016 General PROA ‐ Programmer/Analyst 008240 ‐ Info Sys & Tech SAE RFT ‐ Regular Full‐Time SALARY Exempt $59,229 $2,884 UJX010431 10431 6/6/2016 General PROA ‐ Programmer/Analyst 008240 ‐ Info Sys & Tech SAE RFT ‐ Regular Full‐Time SALARY Exempt $59,518 $2,884 UJX000598 598 2/20/1989 General PROENG ‐ Proposal Eng. 016600 ‐ CLIENT SERVICES SAE RFT ‐ Regular Full‐Time SALARY Exempt $86,324 $4,206 UJX010635 10635 8/31/2020 General PROENG ‐ Proposal Eng. 017500 ‐ ENG SOLUTIONS GROUP SAE RFT ‐ Regular Full‐Time SALARY Exempt $85,000 UJX000863 863 5/30/2000 General PROT ‐ Prod Tech 015150 ‐ TURNING CELL COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $60,424 $4,286 UJX010439 10439 7/25/2016 General PROT ‐ Prod Tech 015250 ‐ 7X ASSEMBLY COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $51,896 $2,582 UJX010605 10605 9/9/2019 General PROT ‐ Prod Tech 015180 ‐ VERTICAL MACHINING COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $48,506 $2,787 UJX010392 10392 10/26/2015 General PROT ‐ Prod Tech 015180 ‐ VERTICAL MACHINING COGS RFT ‐ Regular Full‐Time 2NEX NonExempt $49,171 $2,736 UJX010406 10406 1/5/2016 General PROT ‐ Prod Tech 015150 ‐ TURNING CELL COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $55,266 $2,640 UJX000557 557 3/3/1987 General PROT ‐ Prod Tech 015180 ‐ VERTICAL MACHINING COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $49,400 $2,521 UJX000613 613 3/5/1990 General PROT ‐ Prod Tech 015180 ‐ VERTICAL MACHINING COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $65,998 $3,387 UJX010571 10571 10/29/2018 General PROT ‐ Prod Tech 015180 ‐ VERTICAL MACHINING COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $46,030 $2,341 UJX010599 10599 6/24/2019 General PROT ‐ Prod Tech 015150 ‐ TURNING CELL COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $54,080 $2,876 UJX010639 10639 9/21/2020 General PROT ‐ Prod Tech 015180 ‐ VERTICAL MACHINING COGS RFT ‐ Regular Full‐Time 2NEX NonExempt $49,920 UJX010393 10393 10/26/2015 General PROT ‐ Prod Tech 015170 ‐ FABRICATION CELL COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $55,307 $2,885

UJX010534 10534 4/9/2018 General PROT ‐ Prod Tech 015250 ‐ 7X ASSEMBLY COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $45,490 $2,171 UJX010355 10355 4/20/2015 General PROT ‐ Prod Tech 015180 ‐ VERTICAL MACHINING COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $67,038 $4,208 UJX010367 10367 6/8/2015 General PROT ‐ Prod Tech 015180 ‐ VERTICAL MACHINING COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $61,110 $3,327 UJX010511 10511 8/28/2017 General PROT ‐ Prod Tech 015250 ‐ 7X ASSEMBLY COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $39,770 $1,950 UJX010550 10550 6/11/2018 General PROT ‐ Prod Tech 015150 ‐ TURNING CELL COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $49,712 $2,421 UJX010647 10647 10/26/2020 General PROT ‐ Prod Tech 015170 ‐ FABRICATION CELL COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $36,400 UJX010555 10555 6/25/2018 General PROT ‐ Prod Tech 015180 ‐ VERTICAL MACHINING COGS RFT ‐ Regular Full‐Time 2NEX NonExempt $48,485 $2,964 UJX010422 10422 5/3/2016 1/2/2018 General PROT ‐ Prod Tech 015170 ‐ FABRICATION CELL COGS RFT ‐ Regular Full‐Time 2NEX NonExempt $43,701 $2,485 UJX010399 10399 11/30/2015 General PROT ‐ Prod Tech 015330 ‐ ETO Assembly COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $57,782 $3,546 UJX010583 10583 1/28/2019 General PROT ‐ Prod Tech 015150 ‐ TURNING CELL COGS RFT ‐ Regular Full‐Time 2NEX NonExempt $49,171 $2,541 UJX000667 667 6/28/1993 General PROT ‐ Prod Tech 015170 ‐ FABRICATION CELL COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $52,083 $2,542 UJX010344 10344 11/17/2014 General PROT ‐ Prod Tech 015170 ‐ FABRICATION CELL COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $51,563 $3,045 UJX000938 938 5/31/2013 General PROT ‐ Prod Tech 015180 ‐ VERTICAL MACHINING COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $42,390 $2,177 UJX010325 10325 7/2/2014 General PROT ‐ Prod Tech 015180 ‐ VERTICAL MACHINING COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $58,698 $3,060 UJX000807 807 7/28/1997 8/19/2002 General PROT ‐ Prod Tech 015150 ‐ TURNING CELL COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $64,522 $3,986 UJX010539 10539 5/7/2018 General PROT ‐ Prod Tech 015100 ‐ BELTING COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $37,960 $1,835 UJX000717 717 3/13/1995 General PROT ‐ Prod Tech 015250 ‐ 7X ASSEMBLY COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $54,246 $3,069 UJX010662 10662 12/7/2020 General PROT ‐ Prod Tech 015150 ‐ TURNING CELL COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $50,960 UJX010432 10432 6/20/2016 General PROTAS ‐ Programmer/Tech Associate Supervisor 015430 ‐ MFG SERVICES COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $76,923 $6,547 UJX000937 937 11/30/2012 General PROTEC ‐ Programmer/Tech 015430 ‐ MFG SERVICES COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $68,536 $3,737 UJX010300 10300 2/28/2014 General PROTEC ‐ Programmer/Tech 015430 ‐ MFG SERVICES COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $59,758 $2,927 UJX000715 715 2/7/1995 7/24/2000 General PROTG ‐ Prod Tech G 015150 ‐ TURNING CELL COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $59,010 $2,847 UJX010648 10648 10/26/2020 General QE ‐ Quality Engineer 015440 ‐ QUALITY COGS RFT ‐ Regular Full‐Time SALARY Exempt $90,000 UJX010297 10297 1/27/2014 General QT ‐ Quality Tech 015440 ‐ QUALITY COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $61,194 $3,064 UJX000116 116 11/16/1992 General SA ‐ Staff Accountant 008220 ‐ Acctg/Finance SAE RFT ‐ Regular Full‐Time SALARY Exempt $78,129 $3,903 UJX010419 10419 3/28/2016 7/29/2019 General SCC ‐ Supply Chain Specialist 015420 ‐ PURCHASING COGS RFT ‐ Regular Full‐Time SALARY Exempt $83,019 $4,038 UJX000572 572 11/2/1987 General SERMGR ‐ Service Mgr 016500 ‐ FLD SVC & INSTL SAE RFT ‐ Regular Full‐Time NEX‐AL NonExempt $92,782 $6,831 UJX000069 69 8/31/1988 General SERMGR ‐ Service Mgr 016500 ‐ FLD SVC & INSTL SAE RFT ‐ Regular Full‐Time NEX‐AL NonExempt $102,054 $9,017 UJX010361 10361 5/26/2015 General SERMGR ‐ Service Mgr 016500 ‐ FLD SVC & INSTL SAE RFT ‐ Regular Full‐Time NEX‐AL NonExempt $88,076 $6,261 UJX000920 920 4/1/2008 General SERVT ‐ Service Technician 016500 ‐ FLD SVC & INSTL SAE RFT ‐ Regular Full‐Time NEX‐AL NonExempt $52,000 $2,643 UJX010633 10633 8/17/2020 General STEC ‐ Support Tech 015350 ‐ SHIP & REC COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $39,874 UJX010572 10572 11/5/2018 General STEC ‐ Support Tech 015350 ‐ SHIP & REC COGS RFT ‐ Regular Full‐Time NEX‐SPLIT NonExempt $37,336 $1,907 UJX010615 10615 10/28/2019 General STEC ‐ Support Tech 015210 ‐ 2X ASSEMBLY COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $37,440 $1,676 UJX010628 10628 6/15/2020 General STEC ‐ Support Tech 015210 ‐ 2X ASSEMBLY COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $34,632 $478 UJX010651 10651 11/2/2020 General STEC ‐ Support Tech 015310 ‐ Crating COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $35,360 UJX010568 10568 8/27/2018 General STEC ‐ Support Tech 015230 ‐ FLEXMOVE ASSEMBLY COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $36,962 $1,773 UJX010592 10592 4/15/2019 General STEC ‐ Support Tech 015310 ‐ Crating COGS RFT ‐ Regular Full‐Time NEX‐SPLIT NonExempt $39,499 $2,188 UJX010661 10661 12/7/2020 General STEC ‐ Support Tech 015210 ‐ 2X ASSEMBLY COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $35,360 UJX010616 10616 11/18/2019 General STEC ‐ Support Tech 015310 ‐ Crating COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $35,339 $1,230 UJX010499 10499 7/10/2017 General STEC ‐ Support Tech 015350 ‐ SHIP & REC COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $40,747 $2,310 UJX010589 10589 3/4/2019 General STEC ‐ Support Tech 015350 ‐ SHIP & REC COGS RFT ‐ Regular Full‐Time NEX‐SPLIT NonExempt $37,315 $1,981 UJX010394 10394 10/26/2015 7/21/2016 General STEC ‐ Support Tech 015310 ‐ Crating COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $40,976 $2,096 UJX010402 10402 11/30/2015 General STEC ‐ Support Tech 015350 ‐ SHIP & REC COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $42,266 $2,212 UJX010564 10564 7/30/2018 3/30/2020 General STEC ‐ Support Tech 015310 ‐ Crating COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $36,754 $1,136 UJX000916 916 12/28/2007 General STEC ‐ Support Tech 015210 ‐ 2X ASSEMBLY COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $44,117 $2,362 UJX010313 10313 5/21/2014 General STEC ‐ Support Tech 015350 ‐ SHIP & REC COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $43,742 $2,439 UJX010561 10561 7/9/2018 General STEC ‐ Support Tech 015220 ‐ 3X ASSEMBLY COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $38,064 $1,717 UJX010603 10603 8/26/2019 General STEC ‐ Support Tech 015350 ‐ SHIP & REC COGS RFT ‐ Regular Full‐Time NEX‐SPLIT NonExempt $40,830 $2,174 UJX010468 10468 12/27/2016 General STEC ‐ Support Tech 015350 ‐ SHIP & REC COGS RFT ‐ Regular Full‐Time NEX‐SPLIT 9HR NonExempt $42,182 $2,171 UJX000692 692 8/15/1994 General STEC ‐ Support Tech 015350 ‐ SHIP & REC COGS RFT ‐ Regular Full‐Time NEX‐SPLIT NonExempt $46,800 $2,695 UJX000192 192 11/11/1996 General TCC ‐ Tech Communications Coord 016150 ‐ WEB TOOLS SAE RFT ‐ Regular Full‐Time NEX‐NAL NonExempt $71,823 $3,528 UJX000825 825 3/9/1998 General UM ‐ Utility/Maint 015430 ‐ MFG SERVICES COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $55,432 $3,549 UJX010296 10296 1/6/2014 General UM ‐ Utility/Maint 015330 ‐ ETO Assembly COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $61,173 $3,126 UJX000936 936 6/25/2012 General UM ‐ Utility/Maint 015250 ‐ 7X ASSEMBLY COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $54,891 $2,887 UJX010575 10575 12/17/2018 General UM ‐ Utility/Maint 015430 ‐ MFG SERVICES COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $63,378 $3,215 UJX000549 549 2/16/1987 General UM ‐ Utility/Maint 015330 ‐ ETO Assembly COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $65,146 $4,238 UJX010658 10658 11/16/2020 Intern INT ‐ Intern 015430 ‐ MFG SERVICES COGS INTERN ‐ Intern INTERNS NonExempt $31,200 UJX010545 10545 5/21/2018 4/21/2020 Intern INT ‐ Intern 017500 ‐ ENG SOLUTIONS GROUP SAE INTERN ‐ Intern SALARY NonExempt $35,360 UJX000082 82 6/5/1989 Lead BAWEB ‐ Bus Sys Analy Web App Sr. 016150 ‐ WEB TOOLS SAE RFT ‐ Regular Full‐Time SALARY Exempt $100,589 $4,902 UJX000198 198 3/17/1997 Lead BAWEB ‐ Bus Sys Analy Web App Sr. 016150 ‐ WEB TOOLS SAE RFT ‐ Regular Full‐Time SALARY Exempt $93,476 $4,556 UJX010423 10423 5/16/2016 5/30/2018 Lead BTOTL ‐ BTO Tech ‐ Team Leader 015330 ‐ ETO Assembly COGS RFT ‐ Regular Full‐Time 2NEX‐LEAD NonExempt $40,144 $2,385 UJX000872 872 7/31/2000 6/20/2005 Lead BTOTL ‐ BTO Tech ‐ Team Leader 015100 ‐ BELTING COGS RFT ‐ Regular Full‐Time NEXAL‐LEAD NonExempt $55,640 $3,417 UJX000893 893 4/17/2006 Lead BTOTL ‐ BTO Tech ‐ Team Leader 015250 ‐ 7X ASSEMBLY COGS RFT ‐ Regular Full‐Time NEXAL‐LEAD NonExempt $53,706 $2,932 UJX000777 777 12/9/1996 Lead BTOTL ‐ BTO Tech ‐ Team Leader 015210 ‐ 2X ASSEMBLY COGS RFT ‐ Regular Full‐Time NEXAL‐LEAD NonExempt $48,485 $3,148 UJX010306 10306 4/7/2014 Lead CSSR ‐ Customer Service Rep. Sr. 016600 ‐ CLIENT SERVICES SAE RFT ‐ Regular Full‐Time NEX‐NAL NonExempt $51,542 $2,686 UJX010467 10467 12/19/2016 Lead LPE ‐ Lead, Proposal Engineer 016600 ‐ CLIENT SERVICES SAE RFT ‐ Regular Full‐Time SALARY Exempt $83,882 $3,926 UJX000629 629 1/6/1992 Lead LTSR ‐ Lab Tech, Sr. 017300 ‐ NEW PRO DEV SAE RFT ‐ Regular Full‐Time NEX‐AL NonExempt $58,906 $3,123 UJX010266 10266 9/26/2011 Lead PES ‐ Proposal Engineer, Sr. 017500 ‐ ENG SOLUTIONS GROUP SAE RFT ‐ Regular Full‐Time SALARY Exempt $95,035 $4,632 UJX010125 10125 10/19/1998 Lead PES ‐ Proposal Engineer, Sr. 017500 ‐ ENG SOLUTIONS GROUP SAE RFT ‐ Regular Full‐Time SALARY Exempt $96,184 $4,687 UJX000122 122 7/5/1983 Lead PES ‐ Proposal Engineer, Sr. 017500 ‐ ENG SOLUTIONS GROUP SAE RFT ‐ Regular Full‐Time SALARY Exempt $107,347 $5,502 UJX000318 318 4/8/1978 3/10/1982 Lead PTTL ‐ Production Tech Team Lead 015180 ‐ VERTICAL MACHINING COGS RFT ‐ Regular Full‐Time NEXAL‐LEAD NonExempt $66,019 $5,245 UJX000830 830 4/20/1998 2/1/2010 Lead PTTL ‐ Production Tech Team Lead 015150 ‐ TURNING CELL COGS RFT ‐ Regular Full‐Time NEXAL‐LEAD NonExempt $64,896 $3,996

UJX000075 75 1/3/1989 Lead SAE ‐ Sr. Applications Engineer 008100 ‐ Div Admin SAE RFT ‐ Regular Full‐Time SALARY Exempt $102,018 $4,947 UJX000073 73 2/6/1989 Lead SAE ‐ Sr. Applications Engineer 008100 ‐ Div Admin SAE RFT ‐ Regular Full‐Time SALARY Exempt $112,836 $5,484 UJX010237 10237 7/23/2007 Lead SBA ‐ Sr. Business Analyst 008240 ‐ Info Sys & Tech SAE RFT ‐ Regular Full‐Time SALARY Exempt $123,062 $5,859 UJX000169 169 11/2/1995 Lead SDE ‐ Sr Design Eng 017500 ‐ ENG SOLUTIONS GROUP SAE RFT ‐ Regular Full‐Time NEX‐NAL NonExempt $71,344 $2,620 UJX000083 83 2/8/1993 6/18/2018 Lead SDE ‐ Sr Design Eng 017500 ‐ ENG SOLUTIONS GROUP SAE RFT ‐ Regular Full‐Time SALARY Exempt $103,559 $5,035 UJX010270 10270 7/9/2012 Lead SDE ‐ Sr Design Eng 017500 ‐ ENG SOLUTIONS GROUP SAE RFT ‐ Regular Full‐Time SALARY Exempt $89,675 $4,349 UJX010622 10622 4/6/2020 Lead SDE ‐ Sr Design Eng 017300 ‐ NEW PRO DEV SAE RFT ‐ Regular Full‐Time SALARY Exempt $98,400 $2,215 UJX010411 10411 2/8/2016 Lead SEE ‐ Sr. Electrical Engineer 017500 ‐ ENG SOLUTIONS GROUP SAE RFT ‐ Regular Full‐Time SALARY Exempt $110,226 $5,359 UJX010146 10146 1/31/2000 Lead SEE ‐ Sr. Electrical Engineer 008100 ‐ Div Admin SAE RFT ‐ Regular Full‐Time SALARY Exempt $112,172 $5,467 UJX010547 10547 5/29/2018 Lead SRACC ‐ Sr. Accountant 008220 ‐ Acctg/Finance SAE RFT ‐ Regular Full‐Time SALARY Exempt $87,822 $4,178 UJX010102 10102 5/5/1997 Lead SRMENG ‐ Sr Mfg Eng 015430 ‐ MFG SERVICES COGS RFT ‐ Regular Full‐Time SALARY Exempt $95,227 $4,641 UJX010308 10308 4/21/2014 Lead SST ‐ Sr. Service Technician 016500 ‐ FLD SVC & INSTL SAE RFT ‐ Regular Full‐Time NEX‐AL NonExempt $60,332 $4,051 UJX010341 10341 10/28/2014 Lead ST ‐ Support Tech ‐ Lead 015350 ‐ SHIP & REC COGS RFT ‐ Regular Full‐Time NEXAL‐LEAD NonExempt $49,213 $2,887 UJX000482 482 8/13/1984 Lead UMTL ‐ Utility/Maint Team Leader 015330 ‐ ETO Assembly COGS RFT ‐ Regular Full‐Time NEXAL‐LEAD NonExempt $66,102 $4,631 UJX000442 442 6/17/1981 Lead UMTL ‐ Utility/Maint Team Leader 015330 ‐ ETO Assembly COGS RFT ‐ Regular Full‐Time NEXAL‐LEAD NonExempt $65,957 $5,289 UJX000350 350 1/29/1979 Lead UMTL ‐ Utility/Maint Team Leader 015230 ‐ FLEXMOVE ASSEMBLY COGS RFT ‐ Regular Full‐Time NEXAL‐LEAD NonExempt $76,170 $4,609 UJX010249 10249 1/7/2008 Manager GMM ‐ Global Materials Manager 015410 ‐ MFG ADMIN & MNT COGS RFT ‐ Regular Full‐Time SALARY Exempt $122,441 $12,450 UJX010610 10610 9/16/2019 Manager GQM ‐ Global Quality Mgr 015440 ‐ QUALITY COGS RFT ‐ Regular Full‐Time SALARY Exempt $117,875 $11,999 UJX000182 182 7/22/1996 Manager HRMGR ‐ HR Manager 008250 ‐ Human Resources SAE RFT ‐ Regular Full‐Time SALARY Exempt $93,800 $9,539 UJX010591 10591 4/8/2019 Manager LM ‐ Logistics Manager 015410 ‐ MFG ADMIN & MNT COGS RFT ‐ Regular Full‐Time SALARY Exempt $84,460 $8,548 UJX000688 688 6/20/1994 10/31/2003 Manager MANENG ‐ Manager, Engineering 017500 ‐ ENG SOLUTIONS GROUP SAE RFT ‐ Regular Full‐Time SALARY Exempt $131,946 $13,419 UJX010271 10271 8/13/2012 Manager MANENG ‐ Manager, Engineering 016600 ‐ CLIENT SERVICES SAE RFT ‐ Regular Full‐Time SALARY Exempt $101,581 $9,789 UJX010506 10506 8/2/2017 Manager MANENG ‐ Manager, Engineering 017300 ‐ NEW PRO DEV SAE RFT ‐ Regular Full‐Time SALARY Exempt $136,335 $13,866 UJX010337 10337 9/22/2014 Manager MPE ‐ Manager, Proposal Eng. 017500 ‐ ENG SOLUTIONS GROUP SAE RFT ‐ Regular Full‐Time SALARY Exempt $96,771 $9,838 UJX000177 177 5/20/1996 Manager MSM ‐ Mfg. Services Manager 015410 ‐ MFG ADMIN & MNT COGS RFT ‐ Regular Full‐Time SALARY Exempt $113,692 $11,598 UJX000908 908 9/24/2007 Manager MSS ‐ Mfg. Services Supervisor 015430 ‐ MFG SERVICES COGS RFT ‐ Regular Full‐Time NEX‐AL NonExempt $80,503 $9,319 UJX010612 10612 9/30/2019 Manager PM ‐ Production Manager 015410 ‐ MFG ADMIN & MNT COGS RFT ‐ Regular Full‐Time SALARY Exempt $112,750 $11,257 UJX000125 125 7/6/1993 8/14/2006 Manager PM ‐ Production Manager 015410 ‐ MFG ADMIN & MNT COGS RFT ‐ Regular Full‐Time SALARY Exempt $98,889 $10,057 UJX000707 707 12/12/1994 Manager PM ‐ Production Manager 015410 ‐ MFG ADMIN & MNT COGS RFT ‐ Regular Full‐Time SALARY Exempt $106,516 $10,784 UJX000123 123 1/3/1984 Manager PMESG ‐ Project Manager ESG 017500 ‐ ENG SOLUTIONS GROUP SAE RFT ‐ Regular Full‐Time SALARY Exempt $127,615 $6,204 UJX010508 10508 8/15/2017 Manager PRM ‐ Project Manager 017500 ‐ ENG SOLUTIONS GROUP SAE RFT ‐ Regular Full‐Time SALARY Exempt $97,034 $4,799 UJX010220 10220 7/10/2006 3/11/2015 Manager PRM ‐ Project Manager 017500 ‐ ENG SOLUTIONS GROUP SAE RPT ‐ Regular Part‐Time PART TIME NonExempt $49,519 UJX010542 10542 5/14/2018 Manager SAM ‐ Senior Aftermarket Manager 016500 ‐ FLD SVC & INSTL SAE RFT ‐ Regular Full‐Time SALARY Exempt $147,649 $10,031 UJX010507 10507 8/7/2017 On Call OCA ‐ On‐Call Associate 015250 ‐ 7X ASSEMBLY COGS ONCALL ‐ On‐Call ON CALL NonExempt $34,944 UJX010362 10362 5/26/2015 On Call OCA ‐ On‐Call Associate 015220 ‐ 3X ASSEMBLY COGS ONCALL ‐ On‐Call ON CALL NonExempt $35,880 UJX010632 10632 8/7/2020 On Call OCA ‐ On‐Call Associate 015350 ‐ SHIP & REC COGS ONCALL ‐ On‐Call ON CALL NonExempt $33,280 UJX010657 10657 11/16/2020 RSM RSD ‐ Regional Sales Director 016310 ‐ FIELD SALES SAE RFT ‐ Regular Full‐Time SALARY Exempt $130,000 UJX010424 10424 5/23/2016 RSM RSM ‐ Regional Sales Mgr 016310 ‐ FIELD SALES SAE RFT ‐ Regular Full‐Time SALARY Exempt $99,496 UJX010264 10264 6/13/2011 RSM RSM ‐ Regional Sales Mgr 016310 ‐ FIELD SALES SAE RFT ‐ Regular Full‐Time SALARY Exempt $124,841 UJX010228 10228 1/22/2007 RSM RSM ‐ Regional Sales Mgr 016310 ‐ FIELD SALES SAE RFT ‐ Regular Full‐Time SALARY Exempt $125,958 UJX010403 10403 12/21/2015 RSM RSM ‐ Regional Sales Mgr 016310 ‐ FIELD SALES SAE RFT ‐ Regular Full‐Time SALARY Exempt $107,535 UJX010383 10383 9/8/2015 RSM RSM ‐ Regional Sales Mgr 016310 ‐ FIELD SALES SAE RFT ‐ Regular Full‐Time SALARY Exempt $72,002 UJX010569 10569 9/17/2018 RSM RSM ‐ Regional Sales Mgr 016310 ‐ FIELD SALES SAE RFT ‐ Regular Full‐Time SALARY Exempt $99,978 UJX010365 10365 6/1/2015 RSM RSM ‐ Regional Sales Mgr 016310 ‐ FIELD SALES SAE RFT ‐ Regular Full‐Time SALARY Exempt $72,432 UJX010294 10294 12/16/2013 RSM RSM ‐ Regional Sales Mgr 016310 ‐ FIELD SALES SAE RFT ‐ Regular Full‐Time SALARY Exempt $108,747 UJX010526 10526 1/2/2018 RSM RSM ‐ Regional Sales Mgr 016310 ‐ FIELD SALES SAE RFT ‐ Regular Full‐Time SALARY Exempt $79,672 UJX010312 10312 5/12/2014 RSM RSM ‐ Regional Sales Mgr 016310 ‐ FIELD SALES SAE RFT ‐ Regular Full‐Time SALARY Exempt $107,780 UJX010486 10486 5/8/2017 RSM STAM ‐ Strategic Account Manager 016310 ‐ FIELD SALES SAE RFT ‐ Regular Full‐Time SALARY Exempt $110,957 UJX010516 10516 10/2/2017 RSM STAM ‐ Strategic Account Manager 016310 ‐ FIELD SALES SAE RFT ‐ Regular Full‐Time SALARY Exempt $102,808 UJX010119 10119 7/6/1998 RSM STAM ‐ Strategic Account Manager 016310 ‐ FIELD SALES SAE RFT ‐ Regular Full‐Time SALARY Exempt $115,029 UJX010523 10523 11/30/2017 RSM STAM ‐ Strategic Account Manager 016310 ‐ FIELD SALES SAE RFT ‐ Regular Full‐Time SALARY Exempt $100,726 UJX010134 10134 4/19/1999 Supervisor LABSUP ‐ Lab Supvr 017300 ‐ NEW PRO DEV SAE RFT ‐ Regular Full‐Time SALARY Exempt $79,476 $8,052

Schedule 4.18 Insurance Policies POLICY TYPE PROVIDER POLICY NO: POLICY TERM Property/Boiler Great Northern Ins Co-Chubb 3590-09-93 11/1/20-21 Foreign Property Great Northern Ins Co-Chubb 3590-09-93 11/1/20-21 General Liability Great Northern Ins Co-Chubb 3590-09-93 11/1/20-21 Commercial Automobile Great Northern Ins Co-Chubb 7357-14-37 11/1/20-21 Worker’s Compensation Employers Liability – AZ, CA, CO, KY, NC, PA, SC, GA, TX, IL, IN, MA, MI, MO, MN, WI West Bend Mutual JRW 2135642-06 11/1/20-21 Foreign Liability Great Northern Ins Co-Chubb 36005781 11/1/20-21 Umbrella Liability Federal Ins Co-Chubb 7988-03-35 11/1/20-21 Ocean Cargo Allianz OC91594900 11/1/20-21 Cyber ACE American Insurance Company D95133940 11/1/20-21 Management Liability and Crime Arch Insurance Company PCD1000182-03 3/15/20-21 Dorner Europe POLICY TYPE DESCRIPTION POLICY TERM Funk Versicherung D & O Directors and Officers Insurance 15/06/20 – 15/06/21 Gruppen Unfallvers Group Accident Insurance 01/01/21 – 01/01/22 KFZVS JÜL-D 140E Auto Insurance 01/01/21 – 31/12/21 KFZ VS JÜL-GB 13, GB 2, D 125, D 1020 Auto Insurance 01/01/21 – 31/12/21 KFZ VS JÜL-D 1002, 901 E Auto Insurance 01/01/21 – 31/12/21 KFZ VS JÜL-D 320 Auto Insurance 01/01/21 – 31/12/21 KFZ VS JÜL-D 254 Auto Insurance 01/01/21 – 31/12/21 Südvers Honorarvereinbarung Annual Fees Insurance 01/11/20 – 01/11/21 Sach- & Ertragsausfall VS Property and Earnings Insurance 11/2020-21 Betriebshaftpflicht VS Business Liability Insurance 11/2020-21 Dorner Asia POLICY TYPE PROVIDER POLICY TERM Fire Consequential Loss TOKIO MARINE INSURANS (MALAYSIA) BERHAD 02/03/21 – 28/02/22 Fire Insurance 128 TOKIO MARINE INSURANS (MALAYSIA) BERHAD 02/03/21 – 28/02/22 Fire Insurance 2A TOKIO MARINE INSURANS (MALAYSIA) BERHAD 02/03/21 – 28/02/22 Employer’s Liability TOKIO MARINE INSURANS (MALAYSIA) BERHAD 02/03/21 – 28/02/22 Money Insurance QBE INSURANCE (MALAYSIA) BERHAD 02/03/21 – 28/02/22 Burglary TOKIO MARINE INSURANS (MALAYSIA) BERHAD 02/03/21 – 28/02/22 Public and Product Liability LONPAC INSURANCE BERHAD 01/11/20 – 31/10/21

Schedule 4.19 Affiliate Transactions 1. Confirmation Letter, dated as of April 14, 2017, between Precision Blocker Inc. and Per Erik Lindquist, effective as of March 15, 2017. 2. Confirmation Letter, dated as of April 14, 2017, between Precision Blocker Inc. and Thiel Advisors, Inc., effective as of March 15, 2017 confirming the appointment of Fred Thiel. 3. Confirmation Letter, dated as of June 18, 2018, between Precision Blocker Inc. and Sarah Newbitt. 4. Confirmation Letter, dated as of April 14, 2017, between Precision Blocker Inc. and Bern McPheely. 5. The Group Companies may be party to certain arms’ length transactions, in the ordinary course of business, with certain portfolio companies in which funds or vehicles advised or managed by EQT Partners Inc. or any of its Affiliates hold an interest or investment (other than the Companies and their respective Subsidiaries). 6. Capital Contribution and Loan Agreement, dated May 11, 2016, between Dorner Mfg. Corp. and Dorner Holdings Europe GmbH (f/k/a Blitz F15-497) and related Promissory Note, dated as of May 11, 2016, made by Dorner Holdings Europe GmbH (f/k/a Blitz F15-497) in favor of Dorner Mfg. Corp. 7. Loan Agreement, dated as of May 26, 2020, between Dorner Mfg. Corp. and Dorner GmbH, and as amended and restated, dated as of September 24, 2020 between Dorner Mfg. Corp. and Dorner GmbH. 8. Revolving Credit Line Agreement, dated as of October 20, 2017, between Dorner Holding Corp. and Dorner Latin America, S. de R.L. de C.V.

Schedule 4.20 Top Customers (a) 1. Braas Co. 2. DFF Corporation 3. ATS Sortimat USA, LLC 4. NCC Automated Systems Inc. 5. Stokes Material Handling Systems Inc. 6. Clayton Controls Inc. 7. Advanced Motion & Controls Ltd. 8. Bastian Solutions LLC – MI 9. Air Incorporated 10. Piedmont Technical Sales 11. Engineered Pkg Solutions LLC 12. Shelley Automation Ltd 13. StampTech Inc. 14. Crane Production Systems Corp 15. McMaster Carr 16. Ajacs Dies Sales Corp 17. Fiero Fluid Power Inc. - CO 18. Mohler Material Handling Inc. 19. Anritsu Industrial Solutions 20. Conveyors & Equipment Inc. - UT (b) 1. Volume Purchase and Rebate Agreement, dated as of April 1, 2020, between Dorner Manufacturing Corp. and ATS Automation Tooling Systems Inc. 2. The Amazon MSA. 3. Supply Agreement, dated as of June 30, 2017, between Dorner Mfg. Corp. and NCC Automated Systems, Inc. 4. Sales Distribution Agreement, dated as of February 15, 1999, between Dorner Mfg. Corp. and Stokes Material Handling Systems. 5. Sales Distribution Agreement dated as of November 1, 2013, between Dorner Mfg. Corp. and Bastian Solutions, LLC. 6. Sales Distribution Agreement, dated as of March 1, 2014, between Dorner Mfg. Corp. and Clayton Controls Inc. 7. Manufacturer’s Representative Agreement, dated as of April 15, 2007, between Dorner Mfg. Corp. and Piedmont Technical Sales. 8. Sales Distribution Agreement, dated as of November 1, 2013, between Dorner Mfg. Corp. and Braas Company. 9. Sales Distribution Agreement, dated as of November 1, 2013, between Dorner Mfg. Corp. and Air Incorporated. 10. Sales Distribution Agreement, dated as of November 1, 2013, between Dorner Mfg. Corp. and Advanced Motion & Controls Ltd. 11. Sales Distribution Agreement, dated as of February 13, 2012, between Dorner Mfg. Corp. and Engineered Packaging Solutions LLC.

12. Sales Distribution Agreement, dated as of November 1, 2013, between Dorner Mfg. Corp. and Stamp Tech Incorporated. 13. Sales Distribution and Service Center Agreement, dated as of February 1, 1999, between Dorner Mfg. Corp. and Crane Production Systems. 14. Sales Distribution Agreement, dated as of November 1, 2013, between Dorner Mfg. Corp. and Ajacs Die Sales Corp. 15. Sales Distribution Agreement, dated as of November 1, 2013, between Dorner Mfg. Corp. and Fiero Fluid Power Inc. 16. Sales Distribution Agreement, dated as of November 1, 2013, between Dorner Mfg. Corp. and Mohler Material Handling Inc. 17. Sales Distribution and Service Center Agreement, dated as of June 14, 1999, between Dorner Mfg. Corp. and Conveyors & Equipment. 18. Sales Distribution Agreement, dated as of March 1, 2016, between Dorner Mfg. Corp. and Shelley Automation Ltd. 19. In January 2021, the Group Companies received defective belting from its supplier, Forbo Siegling LLC (“Forbo”), which resulted in the delaminating of the top layer of certain three-ply belts supplied to the Group Companies by Forbo. Pursuant to the Amazon MSA, the Group Companies further supplied certain products to Amazon that had unknowingly been manufactured by the Group Companies using the defective belting. Forbo notified the Group Companies of the defective belting following delivery by the Group Companies to Amazon. The Group Companies have since notified Amazon of the defective belting. Forbo has agreed to reimburse Amazon and the Group Companies for any expenses incurred as a result of the defective belting.

Schedule 4.21 Top Suppliers (a) 1. Gordon Aluminum Industries Inc. 2. Forbo Siegling LLC 3. Habasit America Inc. 4. Weimer Bearing & Transmission Inc. 5. Bodine Electric Company 6. Alro Steel Corporation 7. Wisconsin Metal Tech 8. Engineering Specialists Inc. 9. Motovario Corporation 10. Fastenal Company

Section 4.22 Products Warranty In January 2021, the Company received belting purchased in their Mexico facility from Forbo and noticed the top layer was peeling off. Forbo was contacted and informed the Company approximately 20 rolls were defective, which the Company then segregated and disposed. Ultimately, the Company was notified of another belt delaminating and coming apart to which Forbo confirmed 79 rolls, not 20 were defective. The Company went through the procedure of tracing these rolls and identified 100 conveyors within those defective lots had been shipped to Amazon. Amazon was notified and a replacement belting and root cause analysis was done. The open issue that remains is which robots the conveyors ended up on. Thus, testing is currently being done as to the life span of the robots that have the defective conveyors.

Schedule 4.26 Accounts and Notes Receivable (a) See attached.

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: 21st Century Inc / 21S002 Contact Person:Deb Neebe Phone:410-363-0806 935740 2004660 1/27/2021 2/26/2021 3,186.41 Customer Total: (21S002) 3,186.41 0.00 3,186.41 0.00 0.00 0.00 0.00 Customer: 3M Corporate Headquarters / 3MC007 Contact Person:Website Invoicing Phone:651-733-1110 927784 USMMMKKT3 Y 10/29/2020 1/27/2021 50.00 930547 USMMMKYM4 M 11/30/2020 2/28/2021 746.44 933087 USMMMNCP7 D 12/28/2020 3/28/2021 2,334.64 937446 USMMMPYP5 B 2/12/2021 5/13/2021 169.00 938082 USMMMPXV7 W 2/18/2021 5/19/2021 625.00 938646 USMMMRGW 6V 2/24/2021 5/25/2021 693.80 Customer Total: (3MC007) 4,618.88 4,568.88 0.00 50.00 0.00 0.00 0.00 Customer: A & A Custom Automation / AAC001 Contact Person:Accounts Payable Phone:812-464-3650 936784 50598 2/5/2021 3/7/2021 756.00 Customer Total: (AAC001) 756.00 756.00 0.00 0.00 0.00 0.00 0.00 Customer: A Fournier & Associates / AFO001 Contact Person:Accounts Payable Phone:787-725-1660 934914 4092-M24138 1/19/2021 2/18/2021 348.00 934915 4092-M24167- 1 1/19/2021 2/18/2021 640.80 937139 4092-M24315 2/10/2021 3/12/2021 1,368.00 938788 P53187 2/25/2021 3/27/2021 489.60 Customer Total: (AFO001) 2,846.40 1,857.60 988.80 0.00 0.00 0.00 0.00 Customer: AAP Automation / AAP001 Contact Person:Karen Smith Phone:303.778.0800 937447 6186926 2/12/2021 3/14/2021 228.00 Customer Total: (AAP001) 228.00 228.00 0.00 0.00 0.00 0.00 0.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 1 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Abbott Laboratories / ABB005 Contact Person:Accounts Payable Phone:224-667-6100 934258 4700765128 1/12/2021 4/12/2021 249.75 Customer Total: (ABB005) 249.75 249.75 0.00 0.00 0.00 0.00 0.00 Customer: Abbott Laboratories Diagnostic / ABB004 Contact Person:Accounts Payable Phone:866-848-6841 928503 PC426934 11/5/2020 2/3/2021 6,993.00 928809 MC426989 11/9/2020 2/7/2021 2,648.00 931212 PC426975 12/7/2020 3/7/2021 18,990.00 931466 DN 788104 12/9/2020 12/9/2020 11,916.00 933535 PC426973 1/4/2021 4/4/2021 111,216.00 933536 MC438953 1/4/2021 4/4/2021 15,687.00 933756 PC426965 1/6/2021 4/6/2021 1,986.00 933884 PC426975 1/7/2021 4/7/2021 18,990.00 935741 PC438950 1/27/2021 4/27/2021 55,608.00 936368 PC426974 2/2/2021 5/3/2021 55,608.00 936628 PC426975 2/4/2021 5/5/2021 18,990.00 937448 PC426975 2/12/2021 5/13/2021 18,990.00 937449 PC426974 2/12/2021 5/13/2021 55,608.00 Customer Total: (ABB004) 393,230.00 371,673.00 9,641.00 0.00 11,916.00 0.00 0.00 Customer: Abco Automation Incorporated / ABC003 Contact Person:A/P - Invoices Phone:336-375-6400 936907 74670 2/8/2021 3/10/2021 2,917.32 Customer Total: (ABC003) 2,917.32 2,917.32 0.00 0.00 0.00 0.00 0.00 Customer: Abetech / ABE002 Contact Person:APM Invoices Phone:763-428-3170 936629 pon0232965 2/4/2021 3/6/2021 275.45 Customer Total: (ABE002) 275.45 275.45 0.00 0.00 0.00 0.00 0.00 Customer: ABF Systems Inc / ABF001 Contact Person:Accounts Payable Phone:450-449-4358 933886 CF-230476 1/7/2021 2/6/2021 691.50 934911 CF-230443 1/19/2021 2/18/2021 2,575.50 934912 CF-230444 1/19/2021 2/18/2021 2,580.00 935195 CF-230549 1/21/2021 2/20/2021 188.25 935742 CF-230521 1/27/2021 2/26/2021 8,474.25 935880 CF-230328 1/28/2021 2/27/2021 23,141.96 936060 CF-230611 1/29/2021 2/28/2021 1,013.09 936231 CF-230606 2/1/2021 3/3/2021 1,680.08 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 2 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: ABF Systems Inc / ABF001 Contact Person:Accounts Payable Phone:450-449-4358 936495 CF-230511 2/3/2021 3/5/2021 6,949.50 936496 CF-230638 2/3/2021 3/5/2021 62.29 936630 CF-230626 2/4/2021 3/6/2021 102.33 936908 CF-230635 2/8/2021 3/10/2021 558.60 937793 CF-230702 2/16/2021 3/18/2021 309.75 938245 CF-230744 2/19/2021 3/21/2021 242.02 938647 CF-230683 2/24/2021 3/26/2021 546.45 938785 CF-230716 2/25/2021 3/27/2021 872.84 Customer Total: (ABF001) 49,988.41 12,336.95 37,651.46 0.00 0.00 0.00 0.00 Customer: Accraply Canada Inc / ACC021 Contact Person:APM Invoices Phone:905-336-8880 934517 P041298-00 1/14/2021 2/13/2021 266.76 Customer Total: (ACC021) 266.76 0.00 266.76 0.00 0.00 0.00 0.00 Customer: Accurate Industrial Inc / ACC036 Contact Person:Accounting Phone:636-741-5700 901803 CM 00038758 1/3/2020 2/2/2020 -269.75 935743 00046196 1/27/2021 2/26/2021 42.75 935744 00046211 1/27/2021 2/26/2021 400.80 936061 00046264 1/29/2021 2/28/2021 56.10 936909 00046409 2/8/2021 3/10/2021 508.50 937047 00046464 2/9/2021 3/11/2021 558.75 938083 00046609 2/18/2021 3/20/2021 539.15 938212 CM 00046264 2/19/2021 3/21/2021 -39.27 938947 00046719 2/26/2021 3/28/2021 1,734.22 938948 00046734 2/26/2021 3/28/2021 262.50 Customer Total: (ACC036) 3,793.75 3,619.95 443.55 0.00 0.00 0.00 -269.75 Customer: Adaptec Solutions / ADA001 Contact Person:Accounts Payable Phone:585-292-0920 937794 83396 2/16/2021 3/18/2021 1,877.77 Customer Total: (ADA001) 1,877.77 1,877.77 0.00 0.00 0.00 0.00 0.00 Customer: Adco Manufacturing Co Inc / ADC002 Contact Person: Phone:559-875-5563 926233 PO139300 / PO139302 - Replacement 10/12/2020 11/11/2020 4,500.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 3 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Adco Manufacturing Co Inc / ADC002 Contact Person: Phone:559-875-5563 932947 PO140159 12/23/2020 1/22/2021 2,644.49 935324 PO140384 1/22/2021 2/21/2021 549.95 935464 PO140409 1/25/2021 2/24/2021 243.72 935745 PO140236 1/27/2021 2/26/2021 3,744.00 936781 CM PO139300 2/5/2021 3/7/2021 -2,666.40 937135 PO140435 2/10/2021 3/12/2021 2,905.00 938518 PO140553 2/23/2021 3/25/2021 8,048.64 938648 PO140640 2/24/2021 3/26/2021 3,092.57 Customer Total: (ADC002) 23,061.97 11,379.81 4,537.67 2,644.49 0.00 4,500.00 0.00 Customer: Advanced Automotive Grinding / ADV104 Contact Person:Accounts Payable Phone:224-535-8176 914452 UR 6/4/2020 6/4/2020 -695.94 Customer Total: (ADV104) -695.94 0.00 0.00 0.00 0.00 0.00 -695.94 Customer: Advanced Filtration Systems Inc / ADV006 Contact Person:Accounts Payable Phone:217-351-3073 937288 57784 OP 2/11/2021 3/13/2021 281.75 937795 59976 OP 2/16/2021 3/18/2021 269.80 Customer Total: (ADV006) 551.55 551.55 0.00 0.00 0.00 0.00 0.00 Customer: Advanced Motion & Controls Ltd / ADV020 Contact Person:Accounts Payable-Invoices Phone:705-726-2260 932950 PO095902 12/23/2020 1/22/2021 1,165.49 936232 PO096353 2/1/2021 3/3/2021 210.00 936233 PO096388 2/1/2021 3/3/2021 20.25 936369 PO096425 2/2/2021 3/4/2021 171.75 936497 PO096263 2/3/2021 3/5/2021 2,826.75 936498 PO096295 2/3/2021 3/5/2021 1,662.00 936499 PO096430 2/3/2021 3/5/2021 400.50 936500 PO096443 2/3/2021 3/5/2021 179.25 936631 PO095993 2/3/2021 3/5/2021 5,771.75 936632 PO096217 2/4/2021 3/6/2021 3,651.00 936634 PO096467 2/4/2021 3/6/2021 724.68 936635 PO096471 2/4/2021 3/6/2021 867.75 936636 PO096472 2/4/2021 3/6/2021 232.87 936785 PO095698 2/5/2021 3/7/2021 9,567.60 936786 PO096037 2/5/2021 3/7/2021 7,543.20 936787 PO096298 2/5/2021 3/7/2021 1,471.50 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 4 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Advanced Motion & Controls Ltd / ADV020 Contact Person:Accounts Payable-Invoices Phone:705-726-2260 936910 PO096294 2/8/2021 3/10/2021 1,675.80 937048 PO096336 2/9/2021 3/11/2021 1,594.60 937049 PO096384 2/9/2021 3/11/2021 6,045.20 937050 PO096546 2/9/2021 3/11/2021 307.50 937136 PO096383 2/10/2021 3/12/2021 2,716.50 937137 PO096442 2/10/2021 3/12/2021 156.64 937138 PO096549 2/10/2021 3/12/2021 466.50 937289 PO096376 2/11/2021 3/13/2021 150.00 937450 PO2566 2/12/2021 3/14/2021 985.99 937451 PO096570 2/12/2021 3/14/2021 504.00 937584 PO095823 2/15/2021 3/17/2021 5,917.80 937585 PO096430 2/2/2021 3/4/2021 531.75 937586 PO096516 2/15/2021 3/17/2021 1,955.10 937796 PO096521 2/16/2021 3/18/2021 1,743.00 937797 PO096619 2/16/2021 3/18/2021 754.50 937943 PO096550 2/17/2021 3/19/2021 1,539.00 938084 PO096534 2/18/2021 3/20/2021 2,086.50 938085 PO096542 2/18/2021 3/20/2021 1,878.75 938246 PO095823 2/19/2021 3/21/2021 794.62 938374 PO096455 2/22/2021 3/24/2021 10,579.80 938375 PO096572 2/22/2021 3/24/2021 5,718.75 938376 PO096735 2/22/2021 3/24/2021 1,075.27 938519 PO096548 2/23/2021 3/25/2021 5,822.36 938520 PO096586 2/23/2021 3/25/2021 2,274.44 938649 PO096183 2/24/2021 3/26/2021 4,258.23 938650 PO096296 2/24/2021 3/26/2021 1,614.22 938651 PO096386 2/24/2021 3/26/2021 3,336.90 938652 PO096541 2/24/2021 3/26/2021 6,295.10 938653 PO096547 2/24/2021 3/26/2021 73.80 938786 PO096657 2/25/2021 3/27/2021 1,395.59 938787 PO096750 2/25/2021 3/27/2021 615.75 938949 PO096099 2/26/2021 3/28/2021 14,120.40 938950 PO096792 2/26/2021 3/28/2021 712.50 938951 PO096793 2/26/2021 3/28/2021 138.90 938952 PO096805 2/26/2021 3/28/2021 137.88 939073 PO095378 2/27/2021 3/29/2021 1,001.92 Customer Total: (ADV020) 127,441.90 126,276.41 0.00 1,165.49 0.00 0.00 0.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 5 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Advanced Poly Packaging / ADV029 Contact Person:Accounts Payable Phone:330-785-4000 935469 93240 1/25/2021 2/24/2021 1,469.71 936637 93194 2/4/2021 3/6/2021 5,271.00 936911 93402 2/8/2021 3/10/2021 378.00 Customer Total: (ADV029) 7,118.71 5,649.00 1,469.71 0.00 0.00 0.00 0.00 Customer: Advanced Process Technologies, Inc. / ADV050 Contact Person:Katrina Geissler Phone:320-286-5060 937587 049395 2/15/2021 3/17/2021 508.88 Customer Total: (ADV050) 508.88 508.88 0.00 0.00 0.00 0.00 0.00 Customer: Agropur / AGR002 Contact Person:APM Invoices Phone:712-439-6780 932798 1054-017 12/22/2020 1/21/2021 19,281.81 Customer Total: (AGR002) 19,281.81 0.00 0.00 19,281.81 0.00 0.00 0.00 Customer: Air Incorporated / AIR022 Contact Person:Accounts Payable Phone:800-341-2800 935470 4137336 1/25/2021 2/24/2021 8,765.61 935471 4137335 1/25/2021 2/24/2021 1,305.00 935472 4137568 1/25/2021 2/24/2021 951.92 935473 4137683 1/25/2021 2/24/2021 55.12 935605 4135401 1/26/2021 2/25/2021 18,355.50 935606 4137731 1/26/2021 2/25/2021 510.00 935747 4136725 1/27/2021 2/26/2021 5,751.09 935882 4137335 1/28/2021 2/27/2021 1,305.00 935883 4137695 1/28/2021 2/27/2021 3,263.25 935884 4137777 1/28/2021 2/27/2021 956.23 936065 4137503 1/29/2021 2/28/2021 3,918.75 936066 4137803 1/29/2021 2/28/2021 315.61 936067 4137965 1/29/2021 2/28/2021 313.57 936234 4137609 2/1/2021 3/3/2021 360.75 936235 4137881 2/1/2021 3/3/2021 2,872.50 936236 4138046 2/1/2021 3/3/2021 58.16 936370 4136304 2/2/2021 3/4/2021 1,531.50 936501 4137634 2/3/2021 3/5/2021 3,957.03 936638 4137783 2/4/2021 3/6/2021 4,452.31 936639 4138167 2/4/2021 3/6/2021 39.21 936788 4137882 2/5/2021 3/7/2021 4,212.23 936912 4137732 2/8/2021 3/10/2021 1,813.50 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 6 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Air Incorporated / AIR022 Contact Person:Accounts Payable Phone:800-341-2800 936913 4138019 2/8/2021 3/10/2021 531.00 937290 4138368 2/11/2021 3/13/2021 376.50 937291 4138421 2/11/2021 3/13/2021 744.73 937292 4138476 2/11/2021 3/13/2021 434.70 937452 4138533 2/12/2021 3/14/2021 287.86 937588 4137732 2/15/2021 3/17/2021 3,742.50 937589 4137902 2/15/2021 3/17/2021 413.99 937591 4138495 2/15/2021 3/17/2021 1,019.10 937592 4138529 2/15/2021 3/17/2021 66.71 937798 4138629 2/16/2021 3/18/2021 72.98 937944 4138538 2/17/2021 3/19/2021 192.59 937945 4138629 2/17/2021 3/19/2021 58.95 938086 4138260 2/18/2021 3/20/2021 10,556.17 938247 4138461 2/19/2021 3/21/2021 5,249.25 938513 CM 2/23/2021 3/25/2021 -399.52 938521 4138579 2/23/2021 3/25/2021 5,092.84 938522 4138653 2/23/2021 3/25/2021 1,746.89 938523 4138662 2/23/2021 3/25/2021 1,688.09 938524 4138669 2/23/2021 3/25/2021 1,800.91 938525 4138890 2/23/2021 3/25/2021 62.57 938526 4138904 2/23/2021 3/25/2021 108.44 938654 4138432 2/24/2021 3/26/2021 2,781.23 938655 4138734 2/24/2021 3/26/2021 1,756.69 938789 4137214 2/25/2021 3/27/2021 3,263.25 938953 4138708 2/26/2021 3/28/2021 4,143.00 938954 4139016 2/26/2021 3/28/2021 580.88 938955 4139033 2/26/2021 3/28/2021 472.88 Customer Total: (AIR022) 111,909.02 70,690.30 41,218.72 0.00 0.00 0.00 0.00 Customer: Ajacs Die Sales Corp / AJA002 Contact Person:Accounts Payable Phone:616-452-1469 936502 313571 2/3/2021 3/5/2021 5,802.55 936503 314272 2/3/2021 3/5/2021 1,037.96 936640 314024 2/3/2021 3/5/2021 2,765.31 936641 314227 2/4/2021 3/6/2021 1,592.01 936642 314350 2/4/2021 3/6/2021 48.93 936643 314356 2/4/2021 3/6/2021 287.25 936790 314385 2/5/2021 3/7/2021 160.71 936914 314394 2/8/2021 3/10/2021 539.21 936915 314434 2/8/2021 3/10/2021 299.85 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 7 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Ajacs Die Sales Corp / AJA002 Contact Person:Accounts Payable Phone:616-452-1469 937052 314478 2/9/2021 3/11/2021 1,089.45 937053 314479 2/9/2021 3/11/2021 570.75 937140 314270 2/10/2021 3/12/2021 4,505.25 937141 314348 2/10/2021 3/12/2021 234.86 937142 314439 2/10/2021 3/12/2021 410.10 937143 314475 2/10/2021 3/12/2021 246.37 937144 314521 2/10/2021 3/12/2021 342.53 937293 314523 2/11/2021 3/13/2021 426.00 937453 314603 2/12/2021 3/14/2021 432.00 937454 314604 2/12/2021 3/14/2021 527.25 937594 314146 2/15/2021 3/17/2021 1,303.50 937595 314354 2/15/2021 3/17/2021 4,249.21 937596 314601 2/15/2021 3/17/2021 106.50 937799 314422 2/16/2021 3/18/2021 11,256.91 937800 314519 2/16/2021 3/18/2021 123.23 937801 314644 2/16/2021 3/18/2021 300.79 937802 314673 2/16/2021 3/18/2021 97.35 937803 314677 2/16/2021 3/18/2021 672.00 937804 314674 2/16/2021 3/18/2021 67.20 937805 314680 2/16/2021 3/18/2021 347.25 937946 314358 2/17/2021 3/19/2021 1,778.85 938087 312968 2/18/2021 3/20/2021 4,076.25 938088 314435 2/18/2021 3/20/2021 3,507.00 938089 314516 2/18/2021 3/20/2021 1,159.96 938090 314760 2/18/2021 3/20/2021 584.17 938091 314759 2/18/2021 3/20/2021 298.89 938248 314801 2/19/2021 3/21/2021 234.00 938377 314616 2/22/2021 3/24/2021 1,539.08 938378 314638 2/22/2021 3/24/2021 10,819.78 938379 314803 2/22/2021 3/24/2021 299.85 938527 314189 2/23/2021 3/25/2021 4,869.75 938528 314353 2/23/2021 3/25/2021 1,578.75 938529 314518 2/23/2021 3/25/2021 1,821.60 938530 314758 2/23/2021 3/25/2021 185.25 938531 314757 2/23/2021 3/25/2021 339.00 938533 314903 2/23/2021 3/25/2021 214.20 938656 313608 2/24/2021 3/26/2021 420.00 938657 314750 2/24/2021 3/26/2021 614.62 938658 314917 2/24/2021 3/26/2021 570.75 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 8 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Ajacs Die Sales Corp / AJA002 Contact Person:Accounts Payable Phone:616-452-1469 938790 314868 2/25/2021 3/27/2021 1,025.92 938791 314914 2/25/2021 3/27/2021 192.96 938792 314989 2/25/2021 3/27/2021 51.99 938956 314268 2/26/2021 3/28/2021 1,968.00 938957 314720 2/26/2021 3/28/2021 179.25 938958 314802 2/26/2021 3/28/2021 832.09 Customer Total: (AJA002) 79,004.24 79,004.24 0.00 0.00 0.00 0.00 0.00 Customer: Albanese Confectionery / ALB015 Contact Person:Accounts Payable Phone:800-736-0581 936373 PO210093483 2/2/2021 3/4/2021 4,676.15 Customer Total: (ALB015) 4,676.15 4,676.15 0.00 0.00 0.00 0.00 0.00 Customer: Alliance Entertainment / ALL062 Contact Person:Barbara Medina Phone:954-255-4667 936917 JWM010621 2/8/2021 3/10/2021 832.42 936918 JWM020521 2/8/2021 3/10/2021 774.42 Customer Total: (ALL062) 1,606.84 1,606.84 0.00 0.00 0.00 0.00 0.00 Customer: Allied Automation Inc. / ALL093 Contact Person:Accounts Payable Phone:317-253-5900 935477 4040732 1/25/2021 2/24/2021 22,232.50 936374 4041198 2/2/2021 3/4/2021 1,392.00 936919 4041284 2/8/2021 3/10/2021 148.50 936920 4041285 2/8/2021 3/10/2021 267.00 937054 4040916 2/9/2021 3/11/2021 8,440.41 938249 4041331 2/19/2021 3/21/2021 4,028.01 Customer Total: (ALL093) 36,508.42 14,275.92 22,232.50 0.00 0.00 0.00 0.00 Customer: Amazon.com Services Inc / AMA020 Contact Person:Payee Central Phone:206-266-1000 933392 79-03658789 12/30/2020 2/28/2021 120,424.30 934657 2D-04862925 1/15/2021 3/16/2021 3,093.11 935336 79-03658789 1/22/2021 3/23/2021 27,854.86 936243 2D-04946997 2/1/2021 4/2/2021 2,479.40 936921 2D-04964477 2/8/2021 4/9/2021 3,430.50 937789 2/16/2021 4/17/2021 10,107.18 938380 2D-04871251 2/22/2021 4/23/2021 3,379.27 Customer Total: (AMA020) 170,768.62 170,768.62 0.00 0.00 0.00 0.00 0.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 9 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Amazon.com Services LLC dba Amazon Robotics / AMA003 Contact Person:Accounts payable Phone:781-221-4640 935609 1022970 1/26/2021 3/27/2021 2,981.40 937790 1019634 2/16/2021 4/17/2021 266,715.50 Customer Total: (AMA003) 269,696.90 269,696.90 0.00 0.00 0.00 0.00 0.00 Customer: American Axle & Mfg. / AME002 Contact Person:Accounts Payable Phone:814-776-1141 932958 RP000357 12/23/2020 1/22/2021 260.50 933895 RP000014 1/7/2021 2/6/2021 235.00 934921 RP000632 1/19/2021 2/18/2021 248.00 Customer Total: (AME002) 743.50 0.00 483.00 260.50 0.00 0.00 0.00 Customer: American Conveyor Group Inc / AME140 Contact Person:Lisa McCormick Phone:615-560-4020 936244 TR4323 2/1/2021 3/3/2021 1,636.29 936504 TR4325 2/3/2021 3/5/2021 2,655.53 936505 TR4326 2/3/2021 3/5/2021 2,429.93 936645 TR4331 2/3/2021 3/5/2021 1,314.18 936922 TR4344 2/8/2021 3/10/2021 188.83 937294 RM4346 2/11/2021 3/13/2021 201.01 Customer Total: (AME140) 8,425.77 8,425.77 0.00 0.00 0.00 0.00 0.00 Customer: American Crystal Sugar Company / AME161 Contact Person:Accounts Payable Phone:218-236-4400 937947 4501678088 2/17/2021 3/19/2021 378.86 Customer Total: (AME161) 378.86 378.86 0.00 0.00 0.00 0.00 0.00 Customer: American Snuff Company LLC / AME159 Contact Person:Accounts Payable Phone:336-741-0376 937295 4535206799 2/11/2021 3/13/2021 41.57 937598 4535205821 2/15/2021 3/17/2021 22,102.20 Customer Total: (AME159) 22,143.77 22,143.77 0.00 0.00 0.00 0.00 0.00 Customer: Ammeraal Beltech Inc / AMM002 Contact Person:Accounts Payable Phone:847-673-6720 937806 PUOUSO- 0092783 2/16/2021 3/18/2021 84.32 Customer Total: (AMM002) 84.32 84.32 0.00 0.00 0.00 0.00 0.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 10 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: AMP Machinery Systems Inc / AMP007 Contact Person:Michele Andrews - Invoices Phone:630-213-8970 936375 130254 2/2/2021 3/4/2021 3,976.81 936646 130296 2/4/2021 3/6/2021 195.00 936923 130298 2/8/2021 3/10/2021 271.25 936924 130305 2/8/2021 3/10/2021 266.25 936925 130302 2/8/2021 3/10/2021 479.22 937055 130294 2/9/2021 3/11/2021 618.00 937056 130306 2/9/2021 3/11/2021 1,389.00 937146 130304 2/10/2021 3/12/2021 145.00 937147 130309 2/10/2021 3/12/2021 307.19 937148 130316 2/10/2021 3/12/2021 302.50 937149 130319 2/10/2021 3/12/2021 413.00 937296 130315 2/11/2021 3/13/2021 6,126.12 937297 130310 2/11/2021 3/13/2021 1,245.38 937298 130317 2/11/2021 3/13/2021 508.30 937299 130321 2/11/2021 3/13/2021 751.50 937300 130322 2/11/2021 3/13/2021 145.00 937455 130283 2/12/2021 3/14/2021 2,646.00 937456 130301 2/12/2021 3/14/2021 1,060.99 937457 130307 2/12/2021 3/14/2021 698.46 937599 130273 2/15/2021 3/17/2021 1,139.25 937600 130300 2/15/2021 3/17/2021 820.38 937601 130311 2/15/2021 3/17/2021 656.07 937807 130327 2/16/2021 3/18/2021 397.57 937948 130328 2/17/2021 3/19/2021 289.00 937949 130330 2/17/2021 3/19/2021 435.11 937950 130333 2/17/2021 3/19/2021 553.72 938092 130334 2/18/2021 3/20/2021 1,975.81 938093 130338 2/18/2021 3/20/2021 334.50 938094 130339 2/18/2021 3/20/2021 778.05 938250 130342 2/19/2021 3/21/2021 823.50 938381 130326 2/22/2021 3/24/2021 652.50 938382 130345 2/22/2021 3/24/2021 432.00 938534 130346 2/23/2021 3/25/2021 726.11 938535 130348 2/23/2021 3/25/2021 94.05 938659 130326 2/24/2021 3/26/2021 217.50 938793 130346 2/25/2021 3/27/2021 652.50 938959 130343 2/26/2021 3/28/2021 5,530.75 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 11 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: AMP Machinery Systems Inc / AMP007 Contact Person:Michele Andrews - Invoices Phone:630-213-8970 938960 130353 2/26/2021 3/28/2021 37.38 938961 130357 2/26/2021 3/28/2021 302.50 Customer Total: (AMP007) 38,393.22 38,393.22 0.00 0.00 0.00 0.00 0.00 Customer: Anderson Precision Inc / AND007 Contact Person:Accounting Phone:716-484-6510 937602 66976 2/15/2021 3/17/2021 271.47 Customer Total: (AND007) 271.47 271.47 0.00 0.00 0.00 0.00 0.00 Customer: Andrews-Cooper Technology Inc. / AND002 Contact Person:Accounting Phone:503-565-2000 909551 CM 3/30/2020 4/29/2020 -653.87 Customer Total: (AND002) -653.87 0.00 0.00 0.00 0.00 0.00 -653.87 Customer: Anritsu Industrial Solutions / ANR002 Contact Person:Laura Usselmann Phone:847-419-9729 X330 905300 CM 200008108 2/12/2020 3/13/2020 -183.75 934149 200010444 1/11/2021 2/10/2021 1,036.35 938962 200010165 2/26/2021 3/28/2021 24,481.53 Customer Total: (ANR002) 25,334.13 24,481.53 1,036.35 0.00 0.00 0.00 -183.75 Customer: Anton & Associates Inc / ANT005 Contact Person:Vandi Barnhart Phone:940-484-7037 938536 P419093-00 2/23/2021 3/25/2021 361.13 Customer Total: (ANT005) 361.13 361.13 0.00 0.00 0.00 0.00 0.00 Customer: Applied Industrial Technologies - AP / APP022 Contact Person:Website Invoicing Phone:216-426-4000 876460 CM 4506293958 3/14/2019 5/13/2019 -1,500.00 899860 CM 4507658205 12/6/2019 2/4/2020 -461.10 932185 4509009465 12/16/2020 2/14/2021 350.00 934270 4509077199 1/12/2021 3/13/2021 260.50 934660 4509094911 1/15/2021 3/16/2021 1,022.85 935339 4509113017 1/22/2021 3/23/2021 145.00 935340 4509118117 1/22/2021 3/23/2021 983.00 935341 4509124083 1/22/2021 3/23/2021 600.00 935480 4509117110 1/25/2021 3/26/2021 280.10 935481 4509117201 1/25/2021 3/26/2021 428.80 935482 4509125464 1/25/2021 3/26/2021 872.90 935611 4509130355 1/26/2021 3/27/2021 281.60 935757 4509099088 1/27/2021 3/28/2021 574.74 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 12 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Applied Industrial Technologies - AP / APP022 Contact Person:Website Invoicing Phone:216-426-4000 935758 4509108913 1/27/2021 3/28/2021 718.00 935759 4509109509 1/27/2021 3/28/2021 805.60 935889 4509135451 1/28/2021 3/29/2021 300.00 936376 4509158567 2/2/2021 4/3/2021 269.00 936647 4509165450 2/4/2021 4/5/2021 874.50 936648 4509166098 2/4/2021 4/5/2021 864.70 936928 4509175547 2/8/2021 4/9/2021 541.39 937151 4509151273 2/10/2021 4/11/2021 1,059.92 937301 4509165417 2/11/2021 4/12/2021 1,316.04 937458 4509068073 2/12/2021 4/13/2021 1,940.00 937604 4509195394 2/15/2021 4/16/2021 24.70 937808 4509183193 2/16/2021 4/17/2021 124.70 937809 4509199168 2/16/2021 4/17/2021 678.00 937810 4509206457 2/16/2021 4/17/2021 479.00 938095 4509155524 2/18/2021 4/19/2021 272.02 938224 4509175547 2/19/2021 4/20/2021 28.51 938537 4509209667 2/23/2021 4/24/2021 2,136.55 938660 4509179389 2/24/2021 4/25/2021 952.55 938661 4509222261 2/24/2021 4/25/2021 549.00 938794 4509221949 2/25/2021 4/26/2021 315.60 938795 4509222260 2/25/2021 4/26/2021 253.30 938796 4509241417 2/25/2021 4/26/2021 884.20 Customer Total: (APP022) 19,225.67 20,836.77 350.00 0.00 0.00 0.00 -1,961.10 Customer: Aptar CSP Technologies / APT023 Contact Person:Accounts Payable Phone:334-321-3340 937459 CSP11999 2/12/2021 3/14/2021 879.20 Customer Total: (APT023) 879.20 879.20 0.00 0.00 0.00 0.00 0.00 Customer: ARxIUM, Inc / ARX001 Contact Person:Accounts Payable Phone:847-808-2600 937152 310977 2/10/2021 3/27/2021 269.51 937153 117087 2/10/2021 3/27/2021 368.36 Customer Total: (ARX001) 637.87 637.87 0.00 0.00 0.00 0.00 0.00 Customer: Ash Automated Packaging Systems, Inc. / ASH003 Contact Person:Deborah Reynoso Phone:214-353-9060 933900 92793 1/7/2021 2/6/2021 79.89 Customer Total: (ASH003) 79.89 0.00 79.89 0.00 0.00 0.00 0.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 13 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Associated Spring - BGI / ASS008 Contact Person:Tricia McChesney Phone:814-664-6021 938096 0763857* 2/18/2021 3/20/2021 514.91 Customer Total: (ASS008) 514.91 514.91 0.00 0.00 0.00 0.00 0.00 Customer: Astrazeneca Pharmaceuticals LP / AST003 Contact Person:Accounts Payable Phone:302-886-3000 919077 4200081852 7/30/2020 8/29/2020 809.42 921786 CM 4200081852 8/28/2020 9/27/2020 -809.42 Customer Total: (AST003) 0.00 0.00 0.00 0.00 0.00 0.00 0.00 Customer: ATS Cambridge Life Sciences / ATS010 Contact Person:APM Invoices Phone:519-650-6527 903346 CM 1/22/2020 2/21/2020 -979.89 911391 CM 4/24/2020 5/24/2020 -284.20 928087 CM 11/2/2020 1/31/2021 -701.76 931227 80085475 12/7/2020 3/7/2021 831.60 931502 80083998 12/9/2020 3/9/2021 10,464.72 931649 86017378 12/10/2020 3/10/2021 136.71 932040 80079451 12/15/2020 3/15/2021 7,296.27 932041 83024554 12/15/2020 3/15/2021 8,320.03 932186 86016351 12/16/2020 3/16/2021 3,196.20 932336 83024554 12/17/2020 3/17/2021 8,320.03 932337 86017503 12/17/2020 3/17/2021 810.89 933100 80085505 12/28/2020 3/28/2021 5,743.64 934401 83024554 1/13/2021 4/13/2021 8,320.02 934402 80088963 1/13/2021 4/13/2021 3,129.00 934532 86017062 1/14/2021 4/14/2021 3,340.77 934533 80088366 1/14/2021 4/14/2021 8,038.80 935483 80085478 1/25/2021 4/25/2021 44,790.20 935866 86017060 1/13/2021 4/13/2021 2,055.48 936506 86017906 2/3/2021 5/4/2021 1,106.70 937154 80090597 2/10/2021 5/11/2021 1,163.40 937302 80083837 2/11/2021 5/12/2021 15,976.24 937951 80087383 2/17/2021 5/18/2021 7,190.40 937952 80087381 2/17/2021 5/18/2021 6,031.20 937953 80087382 2/17/2021 5/18/2021 7,490.28 937954 80087384 2/17/2021 5/18/2021 7,190.40 937955 80087379 2/17/2021 5/18/2021 9,178.11 937956 80087378 2/17/2021 5/18/2021 49,803.60 937957 80087376 2/17/2021 5/18/2021 22,063.92 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 14 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: ATS Cambridge Life Sciences / ATS010 Contact Person:APM Invoices Phone:519-650-6527 937958 86018045 2/17/2021 5/18/2021 224.70 938383 80087776 2/22/2021 5/23/2021 4,074.70 938384 10031072 2/22/2021 5/23/2021 1,189.44 Customer Total: (ATS010) 245,511.60 247,477.45 -701.76 0.00 0.00 0.00 -1,264.09 Customer: ATS Ohio / ATS004 Contact Person:Patricia Bostian Phone:614-781-8032 933099 15211559 12/28/2020 3/28/2021 20,358.80 933395 15211559 12/30/2020 3/30/2021 5,017.88 Customer Total: (ATS004) 25,376.68 25,376.68 0.00 0.00 0.00 0.00 0.00 Customer: ATS Sortimat USA, LLC / ATS018 Contact Person:Accounting Phone:847-925-1234 927163 15906423 10/23/2020 1/21/2021 6,093.63 931228 15907469 12/7/2020 3/7/2021 5,076.44 932187 15907512 12/16/2020 3/16/2021 6,745.23 933396 15901210 12/30/2020 3/30/2021 128,352.62 933509 15901210 12/31/2020 3/31/2021 35,896.67 933901 15906688 1/7/2021 4/7/2021 23,027.51 934135 UR 1/8/2021 1/8/2021 -2,989.92 934272 15908430 1/12/2021 4/12/2021 8,974.01 935484 1598350 1/25/2021 4/25/2021 1,552.35 Customer Total: (ATS018) 212,728.54 209,624.83 0.00 3,103.71 0.00 0.00 0.00 Customer: Automated Concepts & Tooling / AUT085 Contact Person:Elizabeth Hall Phone:814-796-6302 938252 21519 2/19/2021 3/21/2021 2,717.72 Customer Total: (AUT085) 2,717.72 2,717.72 0.00 0.00 0.00 0.00 0.00 Customer: Autopak Engineering Corp / AUT033 Contact Person:Accounts Payable Phone:787-723-8036 935207 64546 1/21/2021 2/20/2021 250.50 936929 64516 2/8/2021 3/10/2021 11,053.44 936930 64526 2/8/2021 3/10/2021 11,088.00 937606 64622 2/15/2021 3/17/2021 205.91 938662 64577 2/24/2021 3/26/2021 7,875.00 Customer Total: (AUT033) 30,472.85 30,222.35 250.50 0.00 0.00 0.00 0.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 15 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Avrex Canada Inc / AVR001 Contact Person:Lorella Marandola Phone:450-449-2658 x237 934273 CF-11615 1/12/2021 2/11/2021 307.50 934404 CF-11625 1/13/2021 2/12/2021 610.27 934536 CF-11634 1/14/2021 2/13/2021 176.25 934787 CF-11622 1/18/2021 2/17/2021 4,040.40 934926 CF-11638 1/19/2021 2/18/2021 301.50 935082 CF-11641 1/20/2021 2/19/2021 1,003.05 935485 CF-11645 1/25/2021 2/24/2021 149.86 935612 CF-11649 1/26/2021 2/25/2021 568.50 935761 CF-11644 1/27/2021 2/26/2021 321.01 936075 CF-11643 1/29/2021 2/28/2021 4,622.40 936076 CF-11646 1/29/2021 2/28/2021 310.59 936377 CF-11612 2/2/2021 3/4/2021 2,192.61 936378 CF-11641 2/2/2021 3/4/2021 210.67 936649 CF-11629 2/4/2021 3/6/2021 19,679.40 936931 CF-11651 2/8/2021 3/10/2021 4,900.20 937057 CF-11647 2/9/2021 3/11/2021 3,790.65 937058 CF-11666 2/9/2021 3/11/2021 1,279.42 937155 CF-11620 2/10/2021 3/12/2021 10,480.40 937460 CF-11659 2/12/2021 3/14/2021 626.25 937607 CF-11671 2/15/2021 3/17/2021 548.03 937608 CF-11673 2/15/2021 3/17/2021 614.47 938097 CF-11662 2/18/2021 3/20/2021 3,007.80 938098 CF-11677 2/18/2021 3/20/2021 17.40 938385 CF-11683 2/22/2021 3/24/2021 82.72 938797 CF-11674 2/25/2021 3/27/2021 8,243.25 Customer Total: (AVR001) 68,084.60 60,606.26 7,478.34 0.00 0.00 0.00 0.00 Customer: Axiom, Inc. / AXI002 Contact Person:Accounts Payable Phone:262-650-7700 936792 PO45708 2/5/2021 3/7/2021 64.84 938663 PO45835 2/24/2021 3/26/2021 242.25 Customer Total: (AXI002) 307.09 307.09 0.00 0.00 0.00 0.00 0.00 Customer: Baldwin Supply Company / BAL024 Contact Person:Accounts Payable Phone:320-203-7521 934405 4314974 1/13/2021 2/12/2021 444.16 934537 4314772 1/14/2021 2/13/2021 1,937.88 934927 4315568 1/19/2021 2/18/2021 358.43 935613 4316162 1/26/2021 2/25/2021 1,161.91 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 16 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Baldwin Supply Company / BAL024 Contact Person:Accounts Payable Phone:320-203-7521 936077 4316857 1/29/2021 2/28/2021 426.54 936932 4316093 2/8/2021 3/10/2021 99.39 937303 4317343 2/11/2021 3/13/2021 6,419.36 937609 4318761 2/15/2021 3/17/2021 195.46 Customer Total: (BAL024) 11,043.13 7,140.75 3,902.38 0.00 0.00 0.00 0.00 Customer: Barry-Wehmiller Design Group / BAR009 Contact Person:Accounts Payable Phone:314-862-8000 936651 PDG086238 2/4/2021 3/6/2021 8,791.88 Customer Total: (BAR009) 8,791.88 8,791.88 0.00 0.00 0.00 0.00 0.00 Customer: Bar-S Foods / BAR032 Contact Person:Jane Francis Phone:580-510-3332 937304 L210202-05 2/11/2021 3/13/2021 1,824.88 938099 L210210-13 2/18/2021 3/20/2021 1,180.74 Customer Total: (BAR032) 3,005.62 3,005.62 0.00 0.00 0.00 0.00 0.00 Customer: Bastian Solutions - IL / BAS043 Contact Person:Accounts Payable Phone:(661) 837-4956. 923811 CM 9/21/2020 10/21/2020 -551.10 Customer Total: (BAS043) -551.10 0.00 0.00 0.00 0.00 0.00 -551.10 Customer: Bastian Solutions - India (USD) / BAS035 Contact Person:APM Invoices Phone:317-575-9992 937131 PO-10037219 2/9/2021 3/11/2021 932.40 Customer Total: (BAS035) 932.40 932.40 0.00 0.00 0.00 0.00 0.00 Customer: Bastian Solutions LLC - AP / BAS012 Contact Person:Accounts Payable Phone:317-575-9992 933086 CM 12/28/2020 1/27/2021 -630.75 935764 PO- 10036544GWL H 1/27/2021 2/26/2021 134.13 936078 PO- 10036797THL H 1/29/2021 2/28/2021 3,624.75 936079 PO- 10037502TGL H 1/29/2021 2/28/2021 1,232.89 936080 PO- 10037840GWL H 1/29/2021 2/28/2021 102.99 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 17 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Bastian Solutions LLC - AP / BAS012 Contact Person:Accounts Payable Phone:317-575-9992 936081 PO- 10037890KPE T 1/29/2021 2/28/2021 29.70 936213 PO- 10034153CB 1/30/2021 3/1/2021 3,173.81 936247 PO- 10037472SDE T 2/1/2021 3/3/2021 491.47 936248 PO- 10037593DCK O 2/1/2021 3/3/2021 274.50 936249 PO- 10037741KPE T 2/1/2021 3/3/2021 1,055.13 936250 PO- 10037867ZTT H 2/1/2021 3/3/2021 270.75 936251 PO- 10037923SHK O 2/1/2021 3/3/2021 986.73 936252 PO- 10037929GW SW 2/1/2021 3/3/2021 1,074.00 936253 PO- 10037971GW SW 2/1/2021 3/3/2021 540.28 936254 PO- 10037997KPE T 2/1/2021 3/3/2021 347.92 936379 PO- 10037579JGE T 2/2/2021 3/4/2021 852.23 936380 PO- 10038105KPE T 2/2/2021 3/4/2021 71.75 936381 PO- 10038086GWL H 2/2/2021 3/4/2021 182.48 936382 PO- 10038111KPE T 2/2/2021 3/4/2021 20.47 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 18 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Bastian Solutions LLC - AP / BAS012 Contact Person:Accounts Payable Phone:317-575-9992 936383 PO- 10038153KPE T 2/2/2021 3/4/2021 67.82 936508 PO- 10037999KPE T 2/3/2021 3/5/2021 1,193.68 936509 PO- 10038103KPE T 2/3/2021 3/5/2021 588.52 936510 PO- 10038107KPE T 2/3/2021 3/5/2021 108.75 936511 PO- 10038148KPE T 2/3/2021 3/5/2021 269.64 936512 PO- 10038151KPE T 2/3/2021 3/5/2021 1,067.21 936513 PO- 10038161MKT H 2/3/2021 3/5/2021 304.94 936514 PO- 10038250GWL H 2/3/2021 3/5/2021 160.35 936652 PO- 10030828BTC B 2/4/2021 3/6/2021 36,318.56 936653 PO- 10037284KPE T 2/4/2021 3/6/2021 565.50 936654 PO- 10037434JFL H 2/4/2021 3/6/2021 1,225.89 936656 PO- 10038328KPE T 2/4/2021 3/6/2021 17.62 936657 PO- 10038386KPE T 2/4/2021 3/6/2021 485.81 936793 PO- 10037456KPE T 2/5/2021 3/7/2021 1,379.69 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 19 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Bastian Solutions LLC - AP / BAS012 Contact Person:Accounts Payable Phone:317-575-9992 936794 PO- 10038204KPE T 2/5/2021 3/7/2021 858.31 936795 PO- 10038330KPE T 2/5/2021 3/7/2021 219.75 936796 PO- 10038400KPO H 2/5/2021 3/7/2021 1,634.25 936797 PO- 10038396KPE T 2/5/2021 3/7/2021 1,263.75 936933 PO- 10036378KPE T 2/8/2021 3/10/2021 795.75 936934 PO- 10038554KPE T 2/8/2021 3/10/2021 1,239.93 936935 PO- 10038703GW OH 2/8/2021 3/10/2021 54.82 937156 PO- 10033743JFL H 2/10/2021 3/12/2021 266.25 937157 PO- 10038086GWL H 2/10/2021 3/12/2021 97.24 937158 PO- 10038695BST H 2/10/2021 3/12/2021 2,536.50 937159 PO- 10038924GW OH 2/10/2021 3/12/2021 111.15 937160 PO- 10039044MTT H 2/10/2021 3/12/2021 161.00 937161 PO- 10039057TGL H 2/10/2021 3/12/2021 701.03 937305 PO- 10038000KPE T 2/11/2021 3/13/2021 325.63 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 20 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Bastian Solutions LLC - AP / BAS012 Contact Person:Accounts Payable Phone:317-575-9992 937306 PO- 10038251GW OH 2/11/2021 3/13/2021 563.61 937307 PO- 10038323CPC B 2/11/2021 3/13/2021 3,250.38 937462 PO- 10038160MKT H 2/12/2021 3/14/2021 326.64 937463 PO- 10038231CPC B 2/12/2021 3/14/2021 3,362.39 937464 PO- 10039207GW OH 2/12/2021 3/14/2021 639.00 937610 PO- 10034153CB 2/15/2021 3/17/2021 1,932.00 937611 PO- 10038491BBE T 2/15/2021 3/17/2021 468.79 937612 PO- 10039228GW OH 2/15/2021 3/17/2021 586.50 937613 PO- 10039372SWS W 2/15/2021 3/17/2021 570.75 937811 PO- 10038500GW OH 2/16/2021 3/18/2021 3,441.57 937812 PO- 10038773KPO H 2/16/2021 3/18/2021 2,073.52 937813 PO- 10039244GW OH 2/16/2021 3/18/2021 317.49 937814 PO- 10039529GW OH 2/16/2021 3/18/2021 586.50 937815 PO- 10039612GW OH 2/16/2021 3/18/2021 422.40 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 21 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Bastian Solutions LLC - AP / BAS012 Contact Person:Accounts Payable Phone:317-575-9992 937959 PO- 10032561TGL H 2/17/2021 3/19/2021 2,776.27 937960 PO- 10037365ZTK O 2/17/2021 3/19/2021 4,074.75 937961 PO- 10039679GW OH 2/17/2021 3/19/2021 501.00 938100 PO- 10031037SW 2/18/2021 3/20/2021 17,373.75 938101 PO- 10038443SWS W 2/18/2021 3/20/2021 768.74 938102 PO- 10039086TGL H 2/18/2021 3/20/2021 1,327.50 938253 PO- 10038897SWT H 2/19/2021 3/21/2021 2,512.50 938254 PO- 10039068TGL H 2/19/2021 3/21/2021 4,110.40 938255 PO- 10039566SHK O 2/19/2021 3/21/2021 762.93 938256 PO- 10039784KPE T 2/19/2021 3/21/2021 598.27 938257 PO- 10039800KPE T 2/19/2021 3/21/2021 1,363.42 938258 PO- 10039786TGL H 2/19/2021 3/21/2021 577.59 938259 PO- 10039835KPE T 2/19/2021 3/21/2021 476.56 938386 PO- 10031471RK 2/22/2021 3/24/2021 14,890.50 938387 PO- 10038879KPO H 2/22/2021 3/24/2021 223.50 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 22 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Bastian Solutions LLC - AP / BAS012 Contact Person:Accounts Payable Phone:317-575-9992 938388 PO- 10039920KPE T 2/22/2021 3/24/2021 874.51 938389 PO- 10039959GW OH 2/22/2021 3/24/2021 176.38 938390 PO- 10039971KPE T 2/22/2021 3/24/2021 362.29 938391 PO- 10039986KPE T 2/22/2021 3/24/2021 108.75 938538 PO- 10035973GW SW 2/23/2021 3/25/2021 9,739.19 938540 PO- 10038560KPE T 2/23/2021 3/25/2021 1,101.00 938541 PO- 10040116GW OH 2/23/2021 3/25/2021 255.41 938664 PO- 10034256NLB A 2/24/2021 3/26/2021 1,175.57 938665 PO- 10039663SHK O 2/24/2021 3/26/2021 2,262.19 938666 PO- 10040252KPE T 2/24/2021 3/26/2021 66.24 938667 PO- 10040362SFO H 2/24/2021 3/26/2021 412.00 938799 PO- 10040162GW OH 2/25/2021 3/27/2021 501.00 938800 PO- 10040122KPO H 2/25/2021 3/27/2021 466.50 938963 PO- 10037531ZTK O 2/26/2021 3/28/2021 4,074.75 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 23 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Bastian Solutions LLC - AP / BAS012 Contact Person:Accounts Payable Phone:317-575-9992 938964 PO- 10040489MKT H 2/26/2021 3/28/2021 354.00 Customer Total: (BAS012) 160,663.57 161,160.19 134.13 -630.75 0.00 0.00 0.00 Customer: Bastian Solutions LLC - KY / BAS010 Contact Person:Accounts Payable Phone:502-266-9494 894648 UR 10/1/2019 10/1/2019 -262.99 Customer Total: (BAS010) -262.99 0.00 0.00 0.00 0.00 0.00 -262.99 Customer: Baxter Healthcare Corp (RD) / BAX010 Contact Person:Website Invoicing - Coupa Phone:847-270-3744 934276 254914 1/12/2021 3/13/2021 487.01 Customer Total: (BAX010) 487.01 487.01 0.00 0.00 0.00 0.00 0.00 Customer: Bayer / BAY030 Contact Person:APM Invoices Phone:973-254-5000 929120 660189990 11/11/2020 12/26/2020 2,441.87 Customer Total: (BAY030) 2,441.87 0.00 0.00 0.00 2,441.87 0.00 0.00 Customer: Bayer De Mexico Sa De Cv / BAY010 Contact Person:Alejandra Villalobos Phone:555-344-2220 x11 934156 2270034280 1/11/2021 2/25/2021 1,779.90 936798 2270037637 2/5/2021 3/22/2021 4,540.00 Customer Total: (BAY010) 6,319.90 4,540.00 1,779.90 0.00 0.00 0.00 0.00 Customer: BCDirect Corp dba Robotray / ROB007 Contact Person:Anielka Fernandez Phone:305-623-3869 934613 972726 1/14/2021 2/13/2021 10,465.00 934737 972664 1/15/2021 2/14/2021 5,964.97 934888 972787 1/18/2021 2/17/2021 714.24 935027 972618. 1/19/2021 2/18/2021 59,716.06 935028 972752 1/19/2021 2/18/2021 8,695.67 935567 972679 1/25/2021 2/24/2021 22,530.88 935700 972799 1/26/2021 2/25/2021 1,519.45 938237 CM 972726 2/19/2021 3/21/2021 -1,378.00 Customer Total: (ROB007) 108,228.27 -1,378.00 109,606.27 0.00 0.00 0.00 0.00 Customer: BDI - Accounts Payable / BDI026 Contact Person:Accounting Phone:216-642-9100 935210 4502943315 1/21/2021 2/20/2021 224.30 935769 4502954100 1/27/2021 2/26/2021 28.65 936384 4502944291 2/2/2021 3/4/2021 28.65 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 24 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: BDI - Accounts Payable / BDI026 Contact Person:Accounting Phone:216-642-9100 936658 4502970157 2/4/2021 3/6/2021 76.70 936799 4502970423 2/5/2021 3/7/2021 412.05 937162 4502946542 2/10/2021 3/12/2021 215.40 937163 4502979421 2/10/2021 3/12/2021 78.60 937614 4502989211 2/15/2021 3/17/2021 789.60 937962 4502991304 2/17/2021 3/19/2021 190.00 938542 4502991996 2/23/2021 3/25/2021 543.00 938801 4503007497 2/25/2021 3/27/2021 563.00 Customer Total: (BDI026) 3,149.95 2,897.00 252.95 0.00 0.00 0.00 0.00 Customer: Bearings and Drive Solutions / BEA079 Contact Person:Accounts Payable Phone:215-242-8312 937465 6635077 2/12/2021 3/14/2021 380.86 Customer Total: (BEA079) 380.86 380.86 0.00 0.00 0.00 0.00 0.00 Customer: Beckett Thermal Solutions / BEC012 Contact Person:Accounts Payable Phone:440-327-3141 936936 PO59786 2/8/2021 3/10/2021 268.21 Customer Total: (BEC012) 268.21 268.21 0.00 0.00 0.00 0.00 0.00 Customer: Becton Dickinson & Company / BEC015 Contact Person:Web Invoicing Phone:201-847-5020 936256 6900547336 2/1/2021 3/3/2021 41.32 936515 6500815189 2/3/2021 3/5/2021 376.00 937164 6500817503 2/10/2021 3/12/2021 360.60 938103 6500821364 2/18/2021 3/20/2021 290.45 938211 UR 2/18/2021 2/18/2021 -27.26 Customer Total: (BEC015) 1,041.11 1,068.37 -27.26 0.00 0.00 0.00 0.00 Customer: Berkshire Grey / BER070 Contact Person:Accounts Payable Phone:781-373-3255 937616 PO-102880 2/15/2021 3/17/2021 36,044.76 937963 PO-103606 2/17/2021 3/19/2021 1,014.26 938925 CM PO-102880 2/26/2021 3/28/2021 -36,044.76 938926 PO-102880 2/26/2021 3/28/2021 36,044.76 938927 CM PO-103606 2/26/2021 3/28/2021 -1,014.26 938928 PO-103606 2/26/2021 3/28/2021 1,014.26 938929 CM PO-103219 2/26/2021 3/28/2021 -69.04 938930 PO-103219 2/26/2021 3/28/2021 69.04 938931 CM PO-103058 2/26/2021 3/28/2021 -127.29 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 25 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Berkshire Grey / BER070 Contact Person:Accounts Payable Phone:781-373-3255 938932 PO-103058 2/26/2021 3/28/2021 127.29 Customer Total: (BER070) 37,059.02 37,059.02 0.00 0.00 0.00 0.00 0.00 Customer: Berry Global / BER030 Contact Person:Accounts Payable Phone:812-424-2904 936082 3518050 1/29/2021 2/28/2021 877.79 937615 3536495 2/15/2021 3/17/2021 660.48 938802 3546124 2/25/2021 3/27/2021 2,460.26 938803 3547796 2/25/2021 3/27/2021 660.48 938804 3548117 2/25/2021 3/27/2021 689.11 Customer Total: (BER030) 5,348.12 5,348.12 0.00 0.00 0.00 0.00 0.00 Customer: Bertelkamp Automation Inc / BER071 Contact Person:Accounting Phone:865-588-7691 901323 UR 12/23/2019 12/23/2019 -2,302.65 935461 UR 1/22/2021 1/22/2021 -500.00 936516 00056803 2/3/2021 3/5/2021 175.93 936659 55666 2/4/2021 3/6/2021 12,250.67 936660 00057053 2/4/2021 3/6/2021 341.50 936800 00056155 2/5/2021 3/7/2021 244.50 936801 00057190 2/5/2021 3/7/2021 18.52 937060 00057370 2/9/2021 3/11/2021 1,085.23 937816 00057921 2/16/2021 3/18/2021 394.38 937941 CM 00049700 2/17/2021 3/19/2021 -244.50 937964 00055093 2/17/2021 3/19/2021 1,899.80 937965 00057378 2/17/2021 3/19/2021 1,649.34 937966 00058185 2/17/2021 3/19/2021 406.50 938260 00057699 2/19/2021 3/21/2021 1,615.50 938261 00057854 2/19/2021 3/21/2021 135.78 938669 00057576 2/24/2021 3/26/2021 479.63 938670 00058312 2/24/2021 3/26/2021 1,907.25 938671 00058807 2/24/2021 3/26/2021 721.16 938805 00052008 2/25/2021 3/27/2021 5,093.39 Customer Total: (BER071) 25,371.93 28,174.58 0.00 -500.00 0.00 0.00 -2,302.65 Customer: BF Consulting Matl Hndlg Ltd / BFC001 Contact Person:A/P - Invoices Phone:902-826-9505 935771 34098 1/27/2021 2/26/2021 30,675.75 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 26 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: BF Consulting Matl Hndlg Ltd / BFC001 Contact Person:A/P - Invoices Phone:902-826-9505 935893 34105 1/28/2021 2/27/2021 6,667.05 937308 34098 2/11/2021 3/13/2021 87.00 938806 35007 2/25/2021 3/27/2021 10,160.80 Customer Total: (BFC001) 47,590.60 10,247.80 37,342.80 0.00 0.00 0.00 0.00 Customer: bioMerieux Inc / BIO014 Contact Person:APM Invoices Phone:919-620-2000 938228 6500747750 2/19/2021 3/21/2021 24,355.94 938230 6500747750 2/19/2021 3/21/2021 24,364.54 938232 6500747750 2/19/2021 3/21/2021 24,354.57 Customer Total: (BIO014) 73,075.05 73,075.05 0.00 0.00 0.00 0.00 0.00 Customer: BluePrint Automation / BLU010 Contact Person:Martha Phone:804-520-5400 936084 166536 1/29/2021 2/28/2021 7,948.80 938543 167247 2/23/2021 3/25/2021 1,746.21 938672 167506 2/24/2021 3/26/2021 770.72 Customer Total: (BLU010) 10,465.73 10,465.73 0.00 0.00 0.00 0.00 0.00 Customer: BluePrint Automation Inc / BLU022 Contact Person: Phone:804-520-5400 918329 UR 7/23/2020 7/23/2020 -75.00 Customer Total: (BLU022) -75.00 0.00 0.00 0.00 0.00 0.00 -75.00 Customer: Boehringer Ingelheim Animal Health USA Inc / BOE002 Contact Person: Phone:978-638-3000 937618 1112162 2/15/2021 3/17/2021 628.82 Customer Total: (BOE002) 628.82 628.82 0.00 0.00 0.00 0.00 0.00 Customer: BorgWarner Ithaca LLC / BOR006 Contact Person:A/P - Invoices Phone:607-257-6700 935622 4500975933 1/26/2021 2/25/2021 799.20 936085 4500983974 1/29/2021 2/28/2021 258.95 937166 4500992325 2/10/2021 3/12/2021 260.50 Customer Total: (BOR006) 1,318.65 519.45 799.20 0.00 0.00 0.00 0.00 Customer: Braas Co - AP / BRA008 Contact Person:Accounts Payable - Invoices Phone:952-937-8902 897312 CM 884229 11/6/2019 12/6/2019 -126.91 899141 CM 886179 11/26/2019 12/26/2019 -369.41 901043 CM 12/19/2019 1/18/2020 -391.80 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 27 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Braas Co - AP / BRA008 Contact Person:Accounts Payable - Invoices Phone:952-937-8902 927139 CM 6142948 10/23/2020 11/22/2020 -141.96 932551 CM 566833 12/20/2020 1/19/2021 -3,553.28 932970 568530 12/23/2020 1/22/2021 10,397.45 933410 926594 12/30/2020 1/29/2021 754.57 934041 6144381 /warranty 1/8/2021 2/7/2021 119.97 934250 CM 566625 1/12/2021 2/11/2021 -1,454.13 934285 570030 1/12/2021 2/11/2021 0.27 934544 923268 1/14/2021 2/13/2021 3,878.62 934545 925936 1/14/2021 2/13/2021 5,726.25 934546 927506 1/14/2021 2/13/2021 4,986.00 934547 570053 1/14/2021 2/13/2021 1,076.20 934548 6146051 1/14/2021 2/13/2021 1,197.59 934549 907131 / warranty 1/14/2021 2/13/2021 9.98 934550 927827 1/14/2021 2/13/2021 208.53 934551 927831 1/14/2021 2/13/2021 274.16 934552 927980 1/14/2021 2/13/2021 190.25 934553 927985 1/14/2021 2/13/2021 306.19 934669 6145298 1/15/2021 2/14/2021 4,678.61 934670 927085 1/15/2021 2/14/2021 4,357.50 934672 927822 1/15/2021 2/14/2021 460.29 934673 927894 1/15/2021 2/14/2021 597.75 934674 6146153 1/15/2021 2/14/2021 45.44 934675 927924 1/15/2021 2/14/2021 261.75 934676 927846 1/15/2021 2/14/2021 884.47 934677 6146132 1/15/2021 2/14/2021 240.00 934801 926036 1/18/2021 2/17/2021 226.50 934802 926701 1/18/2021 2/17/2021 703.88 934803 927240 1/18/2021 2/17/2021 555.00 934804 927266 1/18/2021 2/17/2021 1,813.87 934805 927300 1/18/2021 2/17/2021 327.75 934806 569984 1/18/2021 2/17/2021 3,291.00 934807 927585 1/18/2021 2/17/2021 3,881.25 934808 6146198 1/18/2021 2/17/2021 250.50 934809 928061 1/18/2021 2/17/2021 1,062.00 934810 6146209 1/18/2021 2/17/2021 930.48 934812 928118 1/18/2021 2/17/2021 36.07 934934 569894 1/19/2021 2/18/2021 878.02 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 28 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Braas Co - AP / BRA008 Contact Person:Accounts Payable - Invoices Phone:952-937-8902 934935 927279 1/19/2021 2/18/2021 1,093.43 934937 570030 1/19/2021 2/18/2021 13.38 934938 927648 1/19/2021 2/18/2021 551.32 934940 928123 1/19/2021 2/18/2021 184.50 934941 928146 1/19/2021 2/18/2021 931.50 934942 928203 1/19/2021 2/18/2021 232.73 934943 570251 1/19/2021 2/18/2021 87.00 934944 928237 1/19/2021 2/18/2021 309.57 934945 928221 1/19/2021 2/18/2021 67.08 934946 928298 1/19/2021 2/18/2021 379.50 934947 928375 1/19/2021 2/18/2021 128.32 934948 928397 1/19/2021 2/18/2021 252.00 935091 926094 1/20/2021 2/19/2021 390.46 935092 926428 1/20/2021 2/19/2021 5,375.68 935093 569765 1/20/2021 2/19/2021 992.85 935094 927015 1/20/2021 2/19/2021 6,450.63 935095 927396 1/20/2021 2/19/2021 741.00 935096 927485 1/20/2021 2/19/2021 2,935.25 935097 927971 1/20/2021 2/19/2021 322.57 935098 928063 1/20/2021 2/19/2021 291.88 935099 928105 1/20/2021 2/19/2021 416.25 935101 6146314 1/20/2021 2/19/2021 441.23 935102 928447 1/20/2021 2/19/2021 56.05 935103 6146330 1/20/2021 2/19/2021 303.42 935104 928481 1/20/2021 2/19/2021 168.15 935105 928487 1/20/2021 2/19/2021 324.75 935106 928542 1/20/2021 2/19/2021 347.25 935214 926538 1/21/2021 2/20/2021 274.94 935215 927019 1/21/2021 2/20/2021 1,773.01 935216 927346 1/21/2021 2/20/2021 107.10 935217 927686 1/21/2021 2/20/2021 2,308.50 935218 927893 1/21/2021 2/20/2021 26,297.54 935219 570398 1/21/2021 2/20/2021 250.50 935220 928584 1/21/2021 2/20/2021 725.19 935222 928609 1/21/2021 2/20/2021 784.98 935223 6146389 1/21/2021 2/20/2021 179.25 935224 928639 1/21/2021 2/20/2021 274.79 935225 928661 1/21/2021 2/20/2021 22.46 935347 927848 1/22/2021 2/21/2021 730.06 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 29 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Braas Co - AP / BRA008 Contact Person:Accounts Payable - Invoices Phone:952-937-8902 935348 928218 1/22/2021 2/21/2021 3,223.41 935349 928307 1/22/2021 2/21/2021 369.75 935350 928330 1/22/2021 2/21/2021 2,118.45 935351 928363 1/22/2021 2/21/2021 1,237.14 935352 928383 1/22/2021 2/21/2021 3,645.65 935353 928466 1/22/2021 2/21/2021 605.25 935354 928480 1/22/2021 2/21/2021 240.75 935355 928602 1/22/2021 2/21/2021 214.00 935356 570426 1/22/2021 2/21/2021 333.88 935357 928622 1/22/2021 2/21/2021 233.81 935358 928712 1/22/2021 2/21/2021 999.60 935359 570440 1/22/2021 2/21/2021 478.13 935360 928733 1/22/2021 2/21/2021 110.25 935361 928737 1/22/2021 2/21/2021 82.35 935362 928666 1/22/2021 2/21/2021 26.88 935363 928753 1/22/2021 2/21/2021 577.00 935364 6146443 1/22/2021 2/21/2021 93.00 935365 928779 1/22/2021 2/21/2021 514.13 935366 570457 1/22/2021 2/21/2021 132.19 935494 926538 1/25/2021 2/24/2021 1,194.75 935495 927955 1/25/2021 2/24/2021 833.25 935496 928199 1/25/2021 2/24/2021 138.75 935497 928254 1/25/2021 2/24/2021 369.02 935498 928588 1/25/2021 2/24/2021 388.95 935499 570448 1/25/2021 2/24/2021 550.69 935500 928785 1/25/2021 2/24/2021 150.49 935501 928797 1/25/2021 2/24/2021 110.94 935502 928800 1/25/2021 2/24/2021 217.50 935503 928809 1/25/2021 2/24/2021 182.48 935504 570483 1/25/2021 2/24/2021 45.46 935505 928839 1/25/2021 2/24/2021 75.97 935506 6146482 1/25/2021 2/24/2021 129.09 935623 569782 1/26/2021 2/25/2021 5,070.49 935624 927585 1/26/2021 2/25/2021 1,030.50 935625 928567 1/26/2021 2/25/2021 523.50 935626 928580 1/26/2021 2/25/2021 304.50 935628 928920 1/26/2021 2/25/2021 282.00 935629 570500 1/26/2021 2/25/2021 601.54 935630 928991 1/26/2021 2/25/2021 261.75 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 30 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Braas Co - AP / BRA008 Contact Person:Accounts Payable - Invoices Phone:952-937-8902 935631 928994 1/26/2021 2/25/2021 88.86 935632 929006 1/26/2021 2/25/2021 148.05 935772 569397 1/27/2021 2/26/2021 10,428.17 935773 927904 1/27/2021 2/26/2021 401.25 935774 928115 1/27/2021 2/26/2021 1,070.75 935775 928651 1/27/2021 2/26/2021 589.39 935776 570506 1/27/2021 2/26/2021 1,798.50 935777 6146545 1/27/2021 2/26/2021 411.99 935778 929009 1/27/2021 2/26/2021 57.11 935779 570550 1/27/2021 2/26/2021 694.50 935780 570563 1/27/2021 2/26/2021 111.00 935781 929039 1/27/2021 2/26/2021 18.52 935782 929049 1/27/2021 2/26/2021 653.25 935783 929124 1/27/2021 2/26/2021 162.89 935784 929135 1/27/2021 2/26/2021 374.55 935785 570609 1/27/2021 2/26/2021 328.04 935894 925520 1/28/2021 2/27/2021 3,590.96 935895 926538 1/28/2021 2/27/2021 40.54 935896 6145704 1/28/2021 2/27/2021 805.20 935897 569939 1/28/2021 2/27/2021 16,794.47 935898 928144 1/28/2021 2/27/2021 5,618.25 935899 928445 1/28/2021 2/27/2021 327.75 935900 928681 1/28/2021 2/27/2021 268.50 935901 6146546 1/28/2021 2/27/2021 466.50 935902 6146599 1/28/2021 2/27/2021 152.40 935903 929160 1/28/2021 2/27/2021 233.45 935904 929232 1/28/2021 2/27/2021 609.97 935905 929234 1/28/2021 2/27/2021 37.18 935906 570646 1/28/2021 2/27/2021 473.19 935907 6146666 1/28/2021 2/27/2021 18.21 935908 570679 1/28/2021 2/27/2021 22.12 935909 929333 1/28/2021 2/27/2021 234.37 936086 924347 1/29/2021 2/28/2021 6,169.08 936087 925524 1/29/2021 2/28/2021 3,590.96 936088 569854 1/29/2021 2/28/2021 37,830.00 936089 928694 1/29/2021 2/28/2021 435.30 936090 928767 1/29/2021 2/28/2021 4,220.25 936091 928771 1/29/2021 2/28/2021 4,220.25 936092 6146470 1/29/2021 2/28/2021 535.80 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 31 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Braas Co - AP / BRA008 Contact Person:Accounts Payable - Invoices Phone:952-937-8902 936093 929068 1/29/2021 2/28/2021 1,880.25 936094 928820 1/29/2021 2/28/2021 531.00 936095 929320 1/29/2021 2/28/2021 201.45 936096 570673 1/29/2021 2/28/2021 442.88 936097 570698 1/29/2021 2/28/2021 426.97 936098 929406 1/29/2021 2/28/2021 42.97 936099 6146729 1/29/2021 2/28/2021 224.65 936100 929447 1/29/2021 2/28/2021 445.94 936258 568677 2/1/2021 3/3/2021 6,242.40 936259 927617 2/1/2021 3/3/2021 320.49 936260 570142 2/1/2021 3/3/2021 6,182.91 936261 928830 2/1/2021 3/3/2021 1,173.00 936262 929209 2/1/2021 3/3/2021 996.11 936263 929444 2/1/2021 3/3/2021 1,361.81 936264 929471 2/1/2021 3/3/2021 581.25 936265 929475 2/1/2021 3/3/2021 579.18 936266 570748 2/1/2021 3/3/2021 217.50 936267 929567 2/1/2021 3/3/2021 238.35 936268 929601 2/1/2021 3/3/2021 63.75 936269 929642 2/1/2021 3/3/2021 67.08 936270 929687 2/1/2021 3/3/2021 374.75 936386 926065 2/2/2021 3/4/2021 1,110.28 936387 927143 2/2/2021 3/4/2021 5,506.77 936388 927595 2/2/2021 3/4/2021 796.50 936389 570142 2/2/2021 3/4/2021 6,393.00 936390 928741 2/2/2021 3/4/2021 2,398.50 936391 6146540 2/2/2021 3/4/2021 456.53 936392 929545 2/2/2021 3/4/2021 379.50 936393 929554 2/2/2021 3/4/2021 693.94 936394 570775 2/2/2021 3/4/2021 540.79 936395 929701 2/2/2021 3/4/2021 462.00 936396 929715 2/2/2021 3/4/2021 158.25 936397 929797 2/2/2021 3/4/2021 19.91 936517 6144235 2/3/2021 3/5/2021 8,794.50 936518 926831 2/3/2021 3/5/2021 6,263.60 936519 768 2/3/2021 3/5/2021 8,509.68 936520 928681 2/3/2021 3/5/2021 242.77 936521 570566 2/3/2021 3/5/2021 4,884.22 936522 570369 2/3/2021 3/5/2021 775.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 32 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Braas Co - AP / BRA008 Contact Person:Accounts Payable - Invoices Phone:952-937-8902 936523 929706 2/3/2021 3/5/2021 267.72 936524 570831 2/3/2021 3/5/2021 222.00 936525 929808 2/3/2021 3/5/2021 261.75 936526 929877 2/3/2021 3/5/2021 404.33 936661 929058 2/4/2021 3/6/2021 4,225.50 936662 570565 2/3/2021 3/5/2021 1,611.00 936663 929243 2/4/2021 3/6/2021 629.40 936664 6146797 2/4/2021 3/6/2021 105.02 936665 570838 2/4/2021 3/6/2021 29.25 936666 929838 2/4/2021 3/6/2021 325.00 936667 929878 2/4/2021 3/6/2021 291.00 936668 929899 2/4/2021 3/6/2021 91.10 936669 929882 2/4/2021 3/6/2021 933.80 936670 929733 2/4/2021 3/6/2021 37.05 936671 929930 2/4/2021 3/6/2021 18.51 936672 929966 2/4/2021 3/6/2021 39.82 936673 929994 2/4/2021 3/6/2021 85.50 936674 930010 2/4/2021 3/6/2021 168.00 936676 930014 2/4/2021 3/6/2021 486.90 936802 925143 2/5/2021 3/7/2021 2,483.06 936803 926863 2/5/2021 3/7/2021 581.25 936804 927189 2/5/2021 3/7/2021 3,237.00 936805 927593 2/5/2021 3/7/2021 2,590.33 936806 6146508 2/5/2021 3/7/2021 1,175.98 936807 570619 2/5/2021 3/7/2021 63.45 936808 929260 2/5/2021 3/7/2021 1,494.37 936809 929675 2/5/2021 3/7/2021 1,653.77 936810 930034 2/5/2021 3/7/2021 303.75 936811 570979 2/5/2021 3/7/2021 183.30 936812 930122 2/5/2021 3/7/2021 532.75 936813 571000 2/5/2021 3/7/2021 49.57 936937 569869 2/8/2021 3/10/2021 500.00 936938 927231 2/8/2021 3/10/2021 9,808.00 936939 927906 2/8/2021 3/10/2021 500.00 936940 570349 2/8/2021 3/10/2021 387.00 936941 928764 2/8/2021 3/10/2021 148.44 936942 929472 2/8/2021 3/10/2021 2,565.75 936943 930135 2/8/2021 3/10/2021 482.02 936944 930161 2/8/2021 3/10/2021 495.82 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 33 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Braas Co - AP / BRA008 Contact Person:Accounts Payable - Invoices Phone:952-937-8902 936945 930214 2/8/2021 3/10/2021 45.82 936946 930219 2/8/2021 3/10/2021 62.35 936947 930233 2/8/2021 3/10/2021 38.04 936948 930239 2/8/2021 3/10/2021 48.60 936949 930249 2/8/2021 3/10/2021 130.71 936950 930294 2/8/2021 3/10/2021 1.50 936951 930284 2/8/2021 3/10/2021 683.79 937061 929169 2/9/2021 3/11/2021 2,899.50 937062 929051 2/9/2021 3/11/2021 3,129.00 937063 570693 2/9/2021 3/11/2021 16,236.59 937064 929361 2/9/2021 3/11/2021 3,473.25 937065 930094 2/9/2021 3/11/2021 322.09 937066 930364 2/9/2021 3/11/2021 321.75 937068 930451 2/9/2021 3/11/2021 248.25 937167 927718 2/10/2021 3/12/2021 7,730.47 937168 6146052 2/10/2021 3/12/2021 2,598.48 937169 929604 2/10/2021 3/12/2021 3,070.75 937170 930407 2/10/2021 3/12/2021 270.00 937171 930451 2/10/2021 3/12/2021 496.50 937172 930487 2/10/2021 3/12/2021 1,020.93 937310 928196 2/11/2021 3/13/2021 1,523.41 937311 6146645 2/11/2021 3/13/2021 5,814.00 937312 929288 2/11/2021 3/13/2021 581.25 937313 929464 2/11/2021 3/13/2021 414.68 937314 570761 2/11/2021 3/13/2021 22,628.29 937315 930033 2/11/2021 3/13/2021 390.75 937316 930098 2/11/2021 3/13/2021 1,607.48 937317 930391 2/11/2021 3/13/2021 351.00 937318 930476 2/11/2021 3/13/2021 872.43 937319 930532 2/11/2021 3/13/2021 261.39 937320 930552 2/11/2021 3/13/2021 426.00 937321 930608 2/11/2021 3/13/2021 579.94 937466 926575 2/12/2021 3/14/2021 1,416.55 937467 926978 2/12/2021 3/14/2021 4,114.65 937468 570757 2/12/2021 3/14/2021 9,105.62 937469 930329 2/12/2021 3/14/2021 416.25 937470 930516 2/12/2021 3/14/2021 412.73 937471 6147191 2/12/2021 3/14/2021 138.74 937472 930716 2/12/2021 3/14/2021 224.25 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 34 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Braas Co - AP / BRA008 Contact Person:Accounts Payable - Invoices Phone:952-937-8902 937619 6145730 2/15/2021 3/17/2021 10,292.10 937620 927623 2/15/2021 3/17/2021 10,052.97 937621 6146440 2/15/2021 3/17/2021 480.00 937622 928975 2/15/2021 3/17/2021 10,083.00 937623 570775 2/15/2021 3/17/2021 898.50 937624 929960 2/15/2021 3/17/2021 667.00 937625 930098 2/15/2021 3/17/2021 1,282.76 937626 930640 2/15/2021 3/17/2021 740.08 937627 571229 2/15/2021 3/17/2021 275.96 937628 930653 2/15/2021 3/17/2021 532.50 937629 930689 2/15/2021 3/17/2021 177.67 937630 6147196 2/15/2021 3/17/2021 521.48 937631 930590 2/15/2021 3/17/2021 358.93 937632 571256 2/15/2021 3/17/2021 448.50 937633 930728 2/15/2021 3/17/2021 227.25 937634 930767 2/15/2021 3/17/2021 659.10 937635 930825 2/15/2021 3/17/2021 1,744.50 937636 930893 2/15/2021 3/17/2021 1,835.85 937637 571313 2/15/2021 3/17/2021 66.60 937638 930933 2/15/2021 3/17/2021 69.00 937817 927173 2/16/2021 3/18/2021 3,237.00 937818 929833 2/16/2021 3/18/2021 739.50 937819 929851 2/16/2021 3/18/2021 730.06 937820 930020 2/16/2021 3/18/2021 1,719.19 937821 930029 2/16/2021 3/18/2021 2,733.00 937822 930181 2/16/2021 3/18/2021 161.25 937823 930224 2/16/2021 3/18/2021 7,835.98 937824 571063 2/16/2021 3/18/2021 4,247.26 937825 930764 2/16/2021 3/18/2021 315.75 937826 9300768 2/16/2021 3/18/2021 245.64 937827 930823 2/16/2021 3/18/2021 451.50 937828 930827 2/16/2021 3/18/2021 108.75 937829 6147227 2/16/2021 3/18/2021 27.00 937830 571335 2/16/2021 3/18/2021 217.50 937831 931034 2/16/2021 3/18/2021 78.00 937832 931053 2/16/2021 3/18/2021 411.00 937833 931090 2/16/2021 3/18/2021 38.92 937834 6147363 2/16/2021 3/18/2021 54.01 937967 569130 2/17/2021 3/19/2021 4,785.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 35 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Braas Co - AP / BRA008 Contact Person:Accounts Payable - Invoices Phone:952-937-8902 937968 928300 2/17/2021 3/19/2021 3,060.00 937969 929283 2/17/2021 3/19/2021 5,762.40 937970 929696 2/17/2021 3/19/2021 450.00 937971 930218 2/17/2021 3/19/2021 603.11 937972 930516 2/17/2021 3/19/2021 137.74 937973 931050 2/17/2021 3/19/2021 306.75 937974 931059 2/17/2021 3/19/2021 261.75 937975 931082 2/17/2021 3/19/2021 828.75 937976 931133 2/17/2021 3/19/2021 675.00 937977 931158 2/17/2021 3/19/2021 261.75 937978 571386 2/17/2021 3/19/2021 165.00 937979 931189 2/17/2021 3/19/2021 19.05 937980 6147115 2/17/2021 3/19/2021 324.54 937981 931186 2/17/2021 3/19/2021 328.13 937982 931131 2/17/2021 3/19/2021 6.07 938104 927222 2/18/2021 3/20/2021 5,789.25 938105 928847 2/18/2021 3/20/2021 11,835.75 938106 930111 2/18/2021 3/20/2021 432.39 938107 930467 2/18/2021 3/20/2021 400.00 938108 930938 2/18/2021 3/20/2021 232.72 938110 931233 2/18/2021 3/20/2021 201.00 938111 6147399 2/18/2021 3/20/2021 570.75 938112 931246 2/18/2021 3/20/2021 558.75 938113 931326 2/18/2021 3/20/2021 300.97 938262 927378 2/19/2021 3/21/2021 2,650.17 938263 930206 2/19/2021 3/21/2021 1,332.33 938264 6147129 2/19/2021 3/21/2021 5,952.00 938265 931321 2/19/2021 3/21/2021 313.95 938266 931333 2/19/2021 3/21/2021 267.21 938267 931353 2/19/2021 3/21/2021 87.75 938268 931369 2/19/2021 3/21/2021 1,138.12 938269 931406 2/19/2021 3/21/2021 27.75 938368 CM 2/21/2021 3/23/2021 -999.60 938369 CM 926538 2/21/2021 3/23/2021 -189.99 938392 927951 2/22/2021 3/24/2021 5,159.25 938393 929246 2/22/2021 3/24/2021 14,742.59 938394 929747 2/22/2021 3/24/2021 3,374.90 938395 930495 2/22/2021 3/24/2021 481.43 938396 931548 2/22/2021 3/24/2021 453.75 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 36 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Braas Co - AP / BRA008 Contact Person:Accounts Payable - Invoices Phone:952-937-8902 938397 931553 2/22/2021 3/24/2021 678.75 938398 931555 2/22/2021 3/24/2021 558.75 938399 931615 2/22/2021 3/24/2021 79.20 938400 931670 2/22/2021 3/24/2021 279.90 938544 568677 2/23/2021 3/25/2021 6,242.40 938545 930568 2/23/2021 3/25/2021 6,414.75 938546 930824 2/23/2021 3/25/2021 3,509.25 938547 931043 2/23/2021 3/25/2021 335.25 938548 571377 2/23/2021 3/25/2021 383.63 938549 930932 2/23/2021 3/25/2021 1,731.75 938550 931173 2/23/2021 3/25/2021 503.25 938551 571463 2/23/2021 3/25/2021 326.62 938552 931439 2/23/2021 3/25/2021 1,572.97 938553 6147545 2/23/2021 3/25/2021 762.22 938554 571614 2/23/2021 3/25/2021 174.78 938555 931724 2/23/2021 3/25/2021 347.25 938556 931707 2/23/2021 3/25/2021 847.00 938557 931876 2/23/2021 3/25/2021 127.55 938673 924551 2/24/2021 3/26/2021 8,070.00 938674 927344 2/24/2021 3/26/2021 23,965.40 938675 929822 2/24/2021 3/26/2021 2,546.00 938676 930876 2/24/2021 3/26/2021 3,648.50 938677 930884 2/24/2021 3/26/2021 3,009.56 938678 930885 2/24/2021 3/26/2021 6,645.28 938679 571505 2/24/2021 3/26/2021 1,944.00 938680 931790 2/24/2021 3/26/2021 306.75 938681 931869 2/24/2021 3/26/2021 374.51 938682 931923 2/24/2021 3/26/2021 653.25 938807 930763 2/25/2021 3/27/2021 5,364.75 938808 930944 2/25/2021 3/27/2021 791.25 938809 571705 2/25/2021 3/27/2021 705.28 938810 571699 2/25/2021 3/27/2021 81.25 938811 931983 2/25/2021 3/27/2021 694.50 938812 6147684 2/25/2021 3/27/2021 135.34 938813 932164 2/25/2021 3/27/2021 388.70 938924 CM 927378 2/26/2021 3/28/2021 -662.55 938965 928586 2/26/2021 3/28/2021 6,038.29 938966 6147235 2/26/2021 3/28/2021 1,278.00 938967 931357 2/26/2021 3/28/2021 1,091.19 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 37 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Braas Co - AP / BRA008 Contact Person:Accounts Payable - Invoices Phone:952-937-8902 938968 931594 2/26/2021 3/28/2021 897.00 938969 931736 2/26/2021 3/28/2021 932.40 938970 931745 2/26/2021 3/28/2021 719.25 938971 931816 2/26/2021 3/28/2021 633.54 938973 932139 2/26/2021 3/28/2021 220.48 Customer Total: (BRA008) 675,572.45 494,758.59 174,999.77 6,844.17 0.00 -141.96 -888.12 Customer: Braas Company - NC / BRA054 Contact Person:Accounts Payable Phone:770-365-7563 913871 CM 6116130 5/29/2020 6/28/2020 -606.42 Customer Total: (BRA054) -606.42 0.00 0.00 0.00 0.00 0.00 -606.42 Customer: Camaco LLC / CAM001 Contact Person:Accounting Phone:402-563-8833 935460 DN 308926 1/22/2021 1/24/2021 72.00 Customer Total: (CAM001) 72.00 0.00 0.00 72.00 0.00 0.00 0.00 Customer: Carl Zeiss Vision Manufactura de Mexico / CAR055 Contact Person:Accounting Phone:858-509-9899 938683 1333010 2/24/2021 3/26/2021 280.54 Customer Total: (CAR055) 280.54 280.54 0.00 0.00 0.00 0.00 0.00 Customer: Cascade Filtration dba Pneumatic Conveying Mfg. / CAS003 Contact Person:Martha Rodriguez Phone:530-529-1212 932987 16386 12/23/2020 1/22/2021 20,410.88 Customer Total: (CAS003) 20,410.88 0.00 0.00 20,410.88 0.00 0.00 0.00 Customer: CBT Company / CBT001 Contact Person:Accounting Phone:513-621-9050 936271 4309898 2/1/2021 3/3/2021 1,071.49 Customer Total: (CBT001) 1,071.49 1,071.49 0.00 0.00 0.00 0.00 0.00 Customer: CBVL Robotics Inc - Alberta / CBV002 Contact Person:Accounts Payable Phone:604-522-3761 935910 C50495 1/28/2021 2/27/2021 886.97 938558 50592 2/23/2021 3/25/2021 21,501.05 Customer Total: (CBV002) 22,388.02 21,501.05 886.97 0.00 0.00 0.00 0.00 Customer: CBVL Robotics Inc - British Columbia / CBV001 Contact Person:Accounts Payable Phone:604-522-3761 932830 50251 12/22/2020 1/21/2021 1,329.67 933125 50381 12/28/2020 1/27/2021 137.43 938272 50731 2/19/2021 3/21/2021 997.65 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 38 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: CBVL Robotics Inc - British Columbia / CBV001 Contact Person:Accounts Payable Phone:604-522-3761 938684 50771 2/24/2021 3/26/2021 243.07 Customer Total: (CBV001) 2,707.82 1,240.72 0.00 1,467.10 0.00 0.00 0.00 Customer: Chicago Electric Sales, Inc. / CHI025 Contact Person:Accounts Payable Phone:630-784-0800 909542 CM 3/30/2020 4/29/2020 -1,604.80 914685 0064765 6/9/2020 7/9/2020 304.22 936952 0066031 2/8/2021 3/10/2021 2,670.64 Customer Total: (CHI025) 1,370.06 2,670.64 0.00 0.00 0.00 0.00 -1,300.58 Customer: CHL Systems Inc / CHL001 Contact Person:Accounts Payable Phone:215-723-7284 938975 35348 2/26/2021 3/28/2021 18,730.24 Customer Total: (CHL001) 18,730.24 18,730.24 0.00 0.00 0.00 0.00 0.00 Customer: Chula Vista Cheese Company / CHU012 Contact Person:Terry Helfvogt Phone:608-439-5211 937173 C09899 2/10/2021 3/12/2021 1,564.90 Customer Total: (CHU012) 1,564.90 1,564.90 0.00 0.00 0.00 0.00 0.00 Customer: Clayton Controls Inc / CLA012 Contact Person:Accounting Phone:714-556-9446 927771 CM 10/29/2020 11/28/2020 -170.86 935507 431014 1/25/2021 2/24/2021 749.70 935508 431041 1/25/2021 2/24/2021 841.20 935633 429891 1/26/2021 2/25/2021 14,957.25 935634 429890 1/26/2021 2/25/2021 427.50 935635 430367 1/26/2021 2/25/2021 3,329.28 935636 431036 1/26/2021 2/25/2021 595.00 935735 CM 1/27/2021 2/26/2021 -278.56 935786 431108 1/27/2021 2/26/2021 106.88 935911 430896 1/28/2021 2/27/2021 4,649.28 936102 430089 1/29/2021 2/28/2021 20,363.28 936103 430699 1/29/2021 2/28/2021 10,375.09 936104 430842 1/29/2021 2/28/2021 2,239.21 936105 430890 1/29/2021 2/28/2021 223.27 936106 431144 1/29/2021 2/28/2021 108.75 936107 431176 1/29/2021 2/28/2021 501.00 936272 430593 2/1/2021 3/3/2021 424.50 936273 431191 2/1/2021 3/3/2021 632.69 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 39 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Clayton Controls Inc / CLA012 Contact Person:Accounting Phone:714-556-9446 936274 431195 2/1/2021 3/3/2021 816.45 936399 430089 2/2/2021 3/4/2021 20,363.28 936400 430148 2/2/2021 3/4/2021 539.45 936401 431233 2/2/2021 3/4/2021 1,217.58 936402 431256 2/2/2021 3/4/2021 529.92 936527 430603 2/3/2021 3/5/2021 2,472.00 936528 431250 2/3/2021 3/5/2021 577.60 936529 431252 2/3/2021 3/5/2021 320.33 936530 431273 2/3/2021 3/5/2021 21.37 936678 431287 2/4/2021 3/6/2021 2,175.84 936679 431338 2/4/2021 3/6/2021 199.28 936814 430089 2/5/2021 3/7/2021 20,363.28 936815 431077 2/5/2021 3/7/2021 3,342.03 936816 431141 2/5/2021 3/7/2021 424.50 936953 430468 2/8/2021 3/10/2021 3,433.33 936954 431192 2/8/2021 3/10/2021 750.85 937174 430979 2/10/2021 3/12/2021 776.30 937283 UR 2/10/2021 2/10/2021 -74.34 937323 431218 2/11/2021 3/13/2021 2,411.89 937324 431253 2/11/2021 3/13/2021 4,096.65 937325 431251 2/11/2021 3/13/2021 4,401.23 937326 431278 2/11/2021 3/13/2021 2,866.78 937473 430089 2/12/2021 3/14/2021 20,363.28 937474 431124 2/12/2021 3/14/2021 2,208.35 937475 431269 2/12/2021 3/14/2021 742.50 937476 431342 2/12/2021 3/14/2021 1,443.36 937639 431452 2/15/2021 3/17/2021 1,147.58 937835 430289 2/16/2021 3/18/2021 6,463.16 937836 431588 2/16/2021 3/18/2021 111.15 937837 431338- RESENDING NEW ADDRESS 2/16/2021 3/18/2021 10.44 937984 429802 2/17/2021 3/19/2021 86,206.35 937985 431331 2/17/2021 3/19/2021 10,144.00 937986 431397 2/17/2021 3/19/2021 7,407.32 938114 430089 2/18/2021 3/20/2021 20,363.28 938115 431361 2/18/2021 3/20/2021 85.87 938116 431625 2/18/2021 3/20/2021 1,921.20 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 40 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Clayton Controls Inc / CLA012 Contact Person:Accounting Phone:714-556-9446 938401 431604 2/22/2021 3/24/2021 1,122.95 938402 431685 2/22/2021 3/24/2021 471.00 938559 431306 2/23/2021 3/25/2021 61,465.50 938560 431673 2/23/2021 3/25/2021 817.75 938561 431735 2/23/2021 3/25/2021 387.07 938685 431739 2/24/2021 3/26/2021 309.00 938814 429416 2/25/2021 3/27/2021 3,500.00 938815 431677 2/25/2021 3/27/2021 580.50 938816 431789 2/25/2021 3/27/2021 76.72 938941 2/26/2021 3/28/2021 2,422.50 938976 431861 2/26/2021 3/28/2021 850.05 Customer Total: (CLA012) 362,720.94 337,588.61 25,303.19 0.00 0.00 -170.86 0.00 Customer: Cleveland Deburring Machine Co / CLE012 Contact Person:Kelly Pfister Phone:216-472-0200 936680 0200221BW1 2/4/2021 3/6/2021 70.14 937640 020521AJROS E 2/15/2021 3/17/2021 1,785.54 937988 020421BWI 2/17/2021 3/19/2021 2,008.23 Customer Total: (CLE012) 3,863.91 3,863.91 0.00 0.00 0.00 0.00 0.00 Customer: Clorox Services Company / CLO025 Contact Person:PO ACCOUNTS PAYABLE Phone: 935367 4507390612 1/22/2021 2/21/2021 505.27 Customer Total: (CLO025) 505.27 0.00 505.27 0.00 0.00 0.00 0.00 Customer: Combi Packaging Systems LLC / COM001 Contact Person:Accounting Phone:330-456-9333 938117 163160 2/18/2021 3/20/2021 780.97 938404 163219 2/22/2021 3/24/2021 46.54 938817 163274 2/25/2021 3/27/2021 782.72 Customer Total: (COM001) 1,610.23 1,610.23 0.00 0.00 0.00 0.00 0.00 Customer: Concept Machine Tool Sales Inc / CON037 Contact Person:Accounts Payable Phone:763-559-1975 935642 6206798 1/26/2021 2/25/2021 1,576.60 935791 6207121 1/27/2021 2/26/2021 331.09 936111 6206588 1/29/2021 2/28/2021 558.38 936536 6207393 2/3/2021 3/5/2021 203.00 936686 6207450 2/4/2021 3/6/2021 155.10 936687 6207463 2/4/2021 3/6/2021 398.00 937179 6207566 2/10/2021 3/12/2021 860.44 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 41 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Concept Machine Tool Sales Inc / CON037 Contact Person:Accounts Payable Phone:763-559-1975 937481 6207530 2/12/2021 3/14/2021 672.00 Customer Total: (CON037) 4,754.61 2,846.92 1,907.69 0.00 0.00 0.00 0.00 Customer: Container Handling Systems Corp % Nalbach / CON154 Contact Person:Michelle Maag Phone:708-482-9900 X223 935793 025608-00 1/27/2021 3/13/2021 69,930.16 Customer Total: (CON154) 69,930.16 69,930.16 0.00 0.00 0.00 0.00 0.00 Customer: Container Services LLC / CON282 Contact Person:Terri Winter Phone:620-947-2664 937331 20021000010 2/11/2021 3/13/2021 851.99 938568 20021000006 2/23/2021 3/25/2021 13,070.24 938824 20021000006 2/25/2021 3/27/2021 188.00 Customer Total: (CON282) 14,110.23 14,110.23 0.00 0.00 0.00 0.00 0.00 Customer: Continental Carbonic Products, Inc. / CON023 Contact Person:APM Invoices Phone:217-428-2080 938818 127-5660 2/25/2021 3/27/2021 929.71 Customer Total: (CON023) 929.71 929.71 0.00 0.00 0.00 0.00 0.00 Customer: Continuous Motion Packaging / CON207 Contact Person:Amanda Hertel Phone:262-723-8708 932574 JRH0442 12/20/2020 1/19/2021 96.60 Customer Total: (CON207) 96.60 0.00 0.00 96.60 0.00 0.00 0.00 Customer: Conveyor & Automation Technologies / CON104 Contact Person:Lilly - Invoices Phone:410-276-0544 936404 57452 2/2/2021 3/4/2021 98.97 936959 57452 2/8/2021 3/10/2021 4,905.46 937072 57672 2/9/2021 3/11/2021 5,506.30 Customer Total: (CON104) 10,510.73 10,510.73 0.00 0.00 0.00 0.00 0.00 Customer: Conveyor Concepts Inc / CON136 Contact Person:Maureen McColllins Erickson Phone:763-277-1250 934685 12784 1/15/2021 2/14/2021 177.87 936278 12788 2/1/2021 3/3/2021 2,149.13 938410 12895 2/22/2021 3/24/2021 306.87 Customer Total: (CON136) 2,633.87 2,456.00 177.87 0.00 0.00 0.00 0.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 42 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Conveyor Solutions Inc / CON031 Contact Person:Accounting Phone:847-923-9600 931543 20-6019 12/9/2020 1/8/2021 10,109.11 936956 21-1751 2/8/2021 3/10/2021 136.51 937070 21-1605 2/9/2021 3/11/2021 12,410.08 937176 21-1065 2/10/2021 3/12/2021 19,455.84 937327 21-1626 2/11/2021 3/13/2021 1,329.67 937328 21-1683 2/11/2021 3/13/2021 2,018.98 937329 21-1835 2/11/2021 3/13/2021 62.31 937642 21-1206 2/15/2021 3/17/2021 2,197.08 937643 21-1846 2/15/2021 3/17/2021 679.50 937644 21-1897 2/15/2021 3/17/2021 628.81 937839 21-1919 2/16/2021 3/18/2021 954.38 938406 21-1846 2/22/2021 3/24/2021 37.12 938562 21-2018 2/23/2021 3/25/2021 245.49 938819 21-2042 2/25/2021 3/27/2021 3,585.57 938980 21-2063 2/26/2021 3/28/2021 674.25 Customer Total: (CON031) 54,524.70 44,415.59 0.00 10,109.11 0.00 0.00 0.00 Customer: Conveyorman Inc / CON121 Contact Person:Vicki Williams Phone:901.794.5700 934684 1219-28642H 1/15/2021 2/14/2021 201.26 935511 0121-28967A 1/25/2021 2/24/2021 300.01 Customer Total: (CON121) 501.27 0.00 501.27 0.00 0.00 0.00 0.00 Customer: Conveyors & Drives Inc / CON034 Contact Person:Accounts Payable Phone:404-355-1511 889408 CM Verbal Steve Stuff / Dorner 8/12/2019 9/11/2019 -102.29 906079 CM 2/20/2020 3/21/2020 -281.92 931544 048100 12/9/2020 1/8/2021 2,236.50 935640 048840 1/26/2021 2/25/2021 593.92 935641 048852 1/26/2021 2/25/2021 59.99 936110 048839 1/29/2021 2/28/2021 1,111.81 936277 048784 2/1/2021 3/3/2021 4,307.73 936403 048894 2/2/2021 3/4/2021 1,068.27 936535 048958 2/3/2021 3/5/2021 55.42 936684 048860 2/4/2021 3/6/2021 2,829.75 936685 048974 2/4/2021 3/6/2021 583.46 936820 048976 2/5/2021 3/7/2021 298.12 937177 048886 2/10/2021 3/12/2021 246.75 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 43 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Conveyors & Drives Inc / CON034 Contact Person:Accounts Payable Phone:404-355-1511 937178 049006 2/10/2021 3/12/2021 142.07 937330 049034 2/11/2021 3/13/2021 231.45 937480 048966 2/12/2021 3/14/2021 3,763.14 937575 CM 048295 2/15/2021 3/17/2021 -247.92 937840 049078 2/16/2021 3/18/2021 92.40 938276 049108 2/19/2021 3/21/2021 721.25 938564 048981 2/23/2021 3/25/2021 21,024.00 938565 049151 2/23/2021 3/25/2021 766.50 938687 049019 2/24/2021 3/26/2021 4,307.73 938688 049051 2/24/2021 3/26/2021 526.12 938689 049149 2/24/2021 3/26/2021 998.40 938690 049174 2/24/2021 3/26/2021 83.96 938820 049185 2/25/2021 3/27/2021 89.62 938821 049186 2/25/2021 3/27/2021 709.15 938981 048744 2/26/2021 3/28/2021 2,298.41 938982 049062 2/26/2021 3/28/2021 620.75 938983 049120 2/26/2021 3/28/2021 930.64 Customer Total: (CON034) 50,065.18 47,558.98 653.91 2,236.50 0.00 0.00 -384.21 Customer: Conveyors & Equipment Inc - UT / CON030 Contact Person:Accounts Payable Phone:801-263-1843 934295 0082066 1/12/2021 2/11/2021 2,910.07 934296 0082227 1/12/2021 2/11/2021 327.85 934420 0082155 1/13/2021 2/12/2021 2,036.61 934557 0082241 1/14/2021 2/13/2021 813.96 934558 0082242 1/14/2021 2/13/2021 797.60 934816 0082259 1/18/2021 2/17/2021 32.80 934952 0082210 1/19/2021 2/18/2021 417.77 935368 0082277 1/22/2021 2/21/2021 938.44 935369 0082292 1/22/2021 2/21/2021 500.51 935509 0082302 1/25/2021 2/24/2021 531.94 935637 0082244 1/26/2021 2/25/2021 424.46 935638 0082301 1/26/2021 2/25/2021 328.19 935787 0082125 1/27/2021 2/26/2021 1,491.00 935788 0082256 1/27/2021 2/26/2021 2,236.50 935789 0082262 1/27/2021 2/26/2021 347.88 935790 0082315 1/27/2021 2/26/2021 235.83 935912 0082125 1/28/2021 2/27/2021 745.50 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 44 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Conveyors & Equipment Inc - UT / CON030 Contact Person:Accounts Payable Phone:801-263-1843 936108 0082337 1/29/2021 2/28/2021 53.11 936275 0082311 2/1/2021 3/3/2021 6,483.30 936681 0082335 2/4/2021 3/6/2021 994.69 936682 0082359 2/4/2021 3/6/2021 262.50 936683 0082360 2/4/2021 3/6/2021 366.45 936955 0082228 2/8/2021 3/10/2021 15,730.73 937069 0082228 2/9/2021 3/11/2021 1,715.77 937175 0082389 2/10/2021 3/12/2021 127.91 937477 0082272 2/12/2021 3/14/2021 15,471.00 937478 0082351 2/12/2021 3/14/2021 986.75 937479 0082397 2/12/2021 3/14/2021 329.42 937641 0014367 2/15/2021 3/17/2021 582.41 937989 0082403 2/17/2021 3/19/2021 867.52 938118 0082327 2/18/2021 3/20/2021 32.74 938273 0082340 2/19/2021 3/21/2021 1,225.49 938274 0082457 2/19/2021 3/21/2021 244.87 938405 0082470 2/22/2021 3/24/2021 526.71 938686 0082506 2/24/2021 3/26/2021 98.45 938977 0082429 2/26/2021 3/28/2021 952.55 938978 0082472 2/26/2021 3/28/2021 1,093.90 938979 0082489 2/26/2021 3/28/2021 329.72 Customer Total: (CON030) 63,592.90 48,475.99 15,116.91 0.00 0.00 0.00 0.00 Customer: Conveyors & Materials Handling - USA / CON083 Contact Person:APM Invoices Phone:915.584.5729 936957 40415 2/8/2021 3/10/2021 454.12 936958 40414 2/8/2021 3/10/2021 151.95 937071 40216-A 2/9/2021 3/11/2021 8,592.00 937180 40450-A 2/10/2021 3/12/2021 220.14 938120 40428-A 2/18/2021 3/20/2021 8,305.50 938277 40459-A 2/19/2021 3/21/2021 459.75 938409 40434-A 2/22/2021 3/24/2021 4,297.50 938566 40430-A 2/23/2021 3/25/2021 1,412.25 938567 40464-A 2/23/2021 3/25/2021 1,656.75 938691 40457-A 2/24/2021 3/26/2021 1,412.25 938822 40463-A 2/25/2021 3/27/2021 2,145.80 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 45 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Conveyors & Materials Handling - USA / CON083 Contact Person:APM Invoices Phone:915.584.5729 938823 40487 2/25/2021 3/27/2021 973.50 Customer Total: (CON083) 30,081.51 30,081.51 0.00 0.00 0.00 0.00 0.00 Customer: Conveyors & Materials Handling Inc / CON032 Contact Person:Accounting Phone:915-584-5729 938407 40477-A 2/22/2021 3/24/2021 694.50 Customer Total: (CON032) 694.50 694.50 0.00 0.00 0.00 0.00 0.00 Customer: Conveyors & Pkg Services / CON038 Contact Person:Geraldine Daly Phone:353-93-23801 925313 PO20001880 10/5/2020 12/4/2020 236.30 934422 PO20002651 1/13/2021 3/14/2021 4,692.82 935792 PO21000180 1/27/2021 3/28/2021 781.61 937043 CM PO20002055 2/9/2021 4/10/2021 -932.49 937482 PO21000337 2/12/2021 4/13/2021 641.61 937645 PO21000180 2/15/2021 4/16/2021 1,416.50 937990 PO21000378 2/17/2021 4/18/2021 1,769.40 938408 PO21000297 2/22/2021 4/23/2021 2,628.11 Customer Total: (CON038) 11,233.86 10,997.56 0.00 0.00 236.30 0.00 0.00 Customer: Corning Shared Services / COR033 Contact Person:Accounts Payable Phone:607-248-1200 842868 CM 2/19/2018 3/21/2018 -239.95 935643 1167P- 0000025029 1/26/2021 2/25/2021 980.00 Customer Total: (COR033) 740.05 0.00 980.00 0.00 0.00 0.00 -239.95 Customer: Crane Production Systems Corp / CRA007 Contact Person:Megan Moreno Phone:262-513-8300 935512 090563-00 1/25/2021 2/24/2021 145.06 935513 090568-00 1/25/2021 2/24/2021 105.52 935514 090572-00 1/25/2021 2/24/2021 1,290.28 935515 090573-00 1/25/2021 2/24/2021 135.67 935644 090433-00 1/26/2021 2/25/2021 9,132.44 935645 090451 1/26/2021 2/25/2021 12,407.66 935646 090527-00 1/26/2021 2/25/2021 2,284.97 935647 090535-00 1/26/2021 2/25/2021 868.81 935648 090574-00 1/26/2021 2/25/2021 87.89 935649 090578-00 1/26/2021 2/25/2021 39.60 935794 090581-00 1/27/2021 2/26/2021 1,827.92 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 46 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Crane Production Systems Corp / CRA007 Contact Person:Megan Moreno Phone:262-513-8300 935795 090584-00 1/27/2021 2/26/2021 3,035.83 935796 090590-00 1/27/2021 2/26/2021 118.73 935917 090556-00 1/28/2021 2/27/2021 2,210.60 935918 090591-00 1/28/2021 2/27/2021 816.88 935919 090600-00 1/28/2021 2/27/2021 139.39 935921 090603-00 1/28/2021 2/27/2021 164.89 936112 090491-00 1/29/2021 2/28/2021 573.37 936113 090595-00 1/29/2021 2/28/2021 194.26 936114 090608-00 1/29/2021 2/28/2021 834.36 936115 090609-00 1/29/2021 2/28/2021 557.94 936279 090423-00 2/1/2021 3/3/2021 7,492.09 936280 090579-00 2/1/2021 3/3/2021 1,042.84 936281 090598-00 2/1/2021 3/3/2021 736.50 936282 090621-00 2/1/2021 3/3/2021 1,071.56 936283 090626-00 2/1/2021 3/3/2021 29.47 936284 090631-00 2/1/2021 3/3/2021 185.86 936285 090625-00 2/1/2021 3/3/2021 29.47 936405 090596-00 2/2/2021 3/4/2021 1,002.00 936406 090635-00 2/2/2021 3/4/2021 368.91 936537 090559-00 2/3/2021 3/5/2021 3,280.56 936538 090651-00 2/3/2021 3/5/2021 261.75 936539 090650-00 2/3/2021 3/5/2021 138.53 936540 090649-00 2/3/2021 3/5/2021 35.36 936688 090541-00 2/4/2021 3/6/2021 211.02 936689 090587-00 2/4/2021 3/6/2021 1,729.50 936690 090644-00 2/4/2021 3/6/2021 243.75 936691 090660-02 2/4/2021 3/6/2021 450.71 936692 090661-00 2/4/2021 3/6/2021 773.31 936693 090666-00 2/4/2021 3/6/2021 1,033.06 936694 090672-00 2/4/2021 3/6/2021 421.50 936821 090677-00 2/5/2021 3/7/2021 213.75 936960 090632-00 2/8/2021 3/10/2021 294.00 936961 090665-00 2/8/2021 3/10/2021 716.93 936962 090679-00 2/8/2021 3/10/2021 222.75 936963 090686-00 2/8/2021 3/10/2021 585.68 937073 090691-00 2/9/2021 3/11/2021 670.08 937181 090646-00 2/10/2021 3/12/2021 1,884.98 937182 090693-00 2/10/2021 3/12/2021 265.50 937183 090698-00 2/10/2021 3/12/2021 1,180.12 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 47 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Crane Production Systems Corp / CRA007 Contact Person:Megan Moreno Phone:262-513-8300 937184 090710-00 2/10/2021 3/12/2021 222.75 937185 090709-00 2/10/2021 3/12/2021 662.17 937186 090717-00 2/10/2021 3/12/2021 440.25 937332 090600-00 2/11/2021 3/13/2021 205.87 937333 090622-00 2/11/2021 3/13/2021 3,363.75 937334 090652-00 2/11/2021 3/13/2021 14,036.25 937335 090721-00 2/11/2021 3/13/2021 291.68 937336 090722-00 2/11/2021 3/13/2021 872.89 937337 090724-00 2/11/2021 3/13/2021 581.25 937338 090728-00 2/11/2021 3/13/2021 585.68 937483 090663-00 2/12/2021 3/14/2021 5,602.50 937484 090727-00 2/12/2021 3/14/2021 900.00 937485 090737-00 2/12/2021 3/14/2021 29.47 937646 090657-00 2/15/2021 3/17/2021 12,471.40 937647 090704-00 2/15/2021 3/17/2021 423.00 937648 090735-00 2/15/2021 3/17/2021 489.98 937649 090738-00 2/15/2021 3/17/2021 111.00 937650 090745 2/15/2021 3/17/2021 165.23 937842 090688-00 2/16/2021 3/18/2021 675.64 937843 090742-00 2/16/2021 3/18/2021 258.75 937844 090756-00 2/16/2021 3/18/2021 531.00 937845 090755-00 2/16/2021 3/18/2021 570.75 937846 090758-00 2/16/2021 3/18/2021 570.75 937847 090762-00 2/16/2021 3/18/2021 213.37 937848 090769-00 2/16/2021 3/18/2021 1,070.00 937991 090706-00 2/17/2021 3/19/2021 946.91 937992 090775-00 2/17/2021 3/19/2021 2,291.06 937993 090782-00 2/17/2021 3/19/2021 87.00 938121 090617-00 2/18/2021 3/20/2021 1,261.34 938122 090744-00 2/18/2021 3/20/2021 732.15 938123 090746-00 2/18/2021 3/20/2021 421.50 938124 090780-00 2/18/2021 3/20/2021 540.75 938125 090784-00 2/18/2021 3/20/2021 1,209.50 938126 090788-00 2/18/2021 3/20/2021 170.00 938127 090790-00 2/18/2021 3/20/2021 181.88 938128 090793-00 2/18/2021 3/20/2021 389.25 938129 090789-00 2/18/2021 3/20/2021 29.47 938278 090692-00 2/19/2021 3/21/2021 1,175.54 938279 0900703-00 2/19/2021 3/21/2021 3,568.71 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 48 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Crane Production Systems Corp / CRA007 Contact Person:Megan Moreno Phone:262-513-8300 938280 090797-01 2/19/2021 3/21/2021 508.75 938281 090796-00 2/19/2021 3/21/2021 354.00 938282 090798-00 2/19/2021 3/21/2021 1,695.22 938411 090753-00 2/22/2021 3/24/2021 5,020.83 938412 090808-00 2/22/2021 3/24/2021 522.75 938569 090810-00 2/23/2021 3/25/2021 145.00 938570 090816-00 2/23/2021 3/25/2021 233.25 938692 090751-00 2/24/2021 3/26/2021 2,700.00 938693 090821-00 2/24/2021 3/26/2021 101.08 938825 090772-00 2/25/2021 3/27/2021 7,076.18 938826 090776-00 2/25/2021 3/27/2021 1,285.50 938827 090799-00 2/25/2021 3/27/2021 2,640.00 938828 090832-01 2/25/2021 3/27/2021 39.82 938945 CM 090302-00 2/26/2021 3/28/2021 -365.40 938985 090718-00 2/26/2021 3/28/2021 3,620.01 938986 090726-00 2/26/2021 3/28/2021 24,795.00 938987 090837-00 2/26/2021 3/28/2021 346.00 938988 090851-00 2/26/2021 3/28/2021 531.00 938990 090856-00 2/26/2021 3/28/2021 1,756.69 939076 CM 090692-00 2/27/2021 3/29/2021 -69.00 Customer Total: (CRA007) 174,830.73 140,018.59 34,812.14 0.00 0.00 0.00 0.00 Customer: Crest Foods / CRE008 Contact Person:Accounting Phone:815-453-7411 935516 077069-MSR- 001 1/25/2021 2/24/2021 692.11 936116 076538-SMS- 001 1/29/2021 2/28/2021 26,015.00 936695 077180-MSR- 001 2/4/2021 3/6/2021 2,982.62 937187 077258-MSR- 001 2/10/2021 3/12/2021 1,273.81 937486 077238-MSR- 001 2/12/2021 3/14/2021 678.85 938413 077359-MSR- 001 2/22/2021 3/24/2021 1,304.30 938991 077376-MSR- 001 2/26/2021 3/28/2021 2,145.40 Customer Total: (CRE008) 35,092.09 34,399.98 692.11 0.00 0.00 0.00 0.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 49 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Crown Packaging Corporation / CRO020 Contact Person:Accounts Payable Phone:888-880-0852 925320 1502410 OD 10/5/2020 11/4/2020 159.91 Customer Total: (CRO020) 159.91 0.00 0.00 0.00 0.00 159.91 0.00 Customer: Custom Fluid Power / CUS002 Contact Person:Accounting Phone:208-461-7153 936117 30021 1/29/2021 2/28/2021 725.25 936215 30010 1/30/2021 3/1/2021 7,630.50 936287 30199 2/1/2021 3/3/2021 145.12 937651 30010 2/15/2021 3/17/2021 2,770.50 937652 30330 2/15/2021 3/17/2021 195.21 Customer Total: (CUS002) 11,466.58 11,466.58 0.00 0.00 0.00 0.00 0.00 Customer: CVS Caremark / CVS002 Contact Person:Website Invoicing Phone: 933930 4900081007 1/7/2021 3/23/2021 20,709.37 936407 4900089074 2/2/2021 4/18/2021 1,122.28 937075 4900102160 2/9/2021 4/25/2021 5,819.95 938414 4900109335 2/22/2021 5/8/2021 2,021.70 938694 4900111535 2/24/2021 5/10/2021 9,205.64 938942 2/26/2021 5/12/2021 25,574.06 Customer Total: (CVS002) 64,453.00 64,453.00 0.00 0.00 0.00 0.00 0.00 Customer: D.Cloostermans-Huwaert N.V. / DCL001 Contact Person:An Cloostermans Phone:011 32.052.470119 887032 UR 7/15/2019 7/15/2019 -1,048.80 Customer Total: (DCL001) -1,048.80 0.00 0.00 0.00 0.00 0.00 -1,048.80 Customer: D.F. Stauffer Biscuit Company / DFS001 Contact Person:Accounts Payable Phone:717-843-9016 936120 PO100018472 -1 1/29/2021 2/28/2021 3,177.12 937653 PO100018472 -1 2/15/2021 3/17/2021 1,989.23 Customer Total: (DFS001) 5,166.35 5,166.35 0.00 0.00 0.00 0.00 0.00 Customer: Dallas Design & Technology Inc / DAL005 Contact Person: Phone:419-884-9750 882432 CM 5677.5.js 5/21/2019 5/21/2019 -812.00 Customer Total: (DAL005) -812.00 0.00 0.00 0.00 0.00 0.00 -812.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 50 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Dana Sealing Products LLC / DAN064 Contact Person:APM Invoices Phone:419-482-2000 935237 4500575447 1/21/2021 3/22/2021 622.00 Customer Total: (DAN064) 622.00 622.00 0.00 0.00 0.00 0.00 0.00 Customer: Dart Container Corp of MI LLC / DAR022 Contact Person:Accounting Phone:800-248-5960 936964 4200011571 2/8/2021 3/10/2021 8,463.89 937339 4500684145 2/11/2021 3/13/2021 492.12 937340 4500684432 2/11/2021 3/13/2021 114.83 Customer Total: (DAR022) 9,070.84 9,070.84 0.00 0.00 0.00 0.00 0.00 Customer: DFF Corporation / DFF001 Contact Person:Michelle Lindsay Phone:413-786-8880 932076 25280 12/15/2020 2/13/2021 175,110.00 932481 25280 12/18/2020 2/16/2021 175,110.00 933267 25280 12/29/2020 2/27/2021 175,110.00 934177 25280 1/11/2021 3/12/2021 262,665.00 934689 25280 1/15/2021 3/16/2021 175,110.00 935380 25280 1/22/2021 3/23/2021 175,110.00 935517 25280 1/25/2021 3/26/2021 175,110.00 935923 25280 1/28/2021 3/29/2021 87,555.00 935924 25800 1/28/2021 3/29/2021 94,800.00 936119 25800 1/29/2021 3/30/2021 350,220.00 936822 25800 2/5/2021 4/6/2021 310,769.00 937488 25800 2/12/2021 4/13/2021 309,361.00 938283 25800 2/19/2021 4/20/2021 627,912.00 938829 25800 2/25/2021 4/26/2021 300,924.00 939083 26480 2/27/2021 4/28/2021 278,200.00 Customer Total: (DFF001) 3,673,066.00 3,147,736.00 525,330.00 0.00 0.00 0.00 0.00 Customer: Dillin Automation Systems Corp / DIL001 Contact Person:Hope Munoz Phone:419-666-2566 934304 PO70920 1/12/2021 2/11/2021 333.83 934431 PO70910 1/13/2021 2/12/2021 1,696.38 934965 PO70940 1/19/2021 2/18/2021 523.82 934966 PO70950 1/19/2021 2/18/2021 426.06 935518 PO70976 1/25/2021 2/24/2021 262.49 936121 PO70983 1/29/2021 2/28/2021 523.82 936288 PO70985 2/1/2021 3/3/2021 262.92 936289 PO70993 2/1/2021 3/3/2021 193.30 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 51 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Dillin Automation Systems Corp / DIL001 Contact Person:Hope Munoz Phone:419-666-2566 936696 PO71030 2/4/2021 3/6/2021 262.49 937188 PO71062 2/10/2021 3/12/2021 194.53 938830 PO71123 2/25/2021 3/27/2021 282.86 Customer Total: (DIL001) 4,962.50 1,719.92 3,242.58 0.00 0.00 0.00 0.00 Customer: Dorner (M) Sdn. Bhd. / DOR012 Contact Person:Joanne Beh Phone:604-626-2948 927599 Intermedia 10/28/2020 11/27/2020 321.06 927601 Epicor 10/28/2020 11/27/2020 2,500.00 927775 CATO 10/29/2020 11/28/2020 798.00 930394 Epicor Maint 11/20/2020 12/20/2020 20,779.33 930397 Intermedia 11/20/2020 12/20/2020 536.41 932789 CATO 12/22/2020 1/21/2021 798.00 932935 Intermedia 12/22/2020 1/21/2021 538.05 933572 13660 1/4/2021 2/3/2021 8,209.37 934831 13885 1/18/2021 2/17/2021 88.30 934970 13908 1/19/2021 2/18/2021 212.80 935240 13940 1/21/2021 2/20/2021 173.02 935311 CATO 1/22/2021 2/21/2021 798.00 935315 SoftwareOne 1/22/2021 2/21/2021 394.25 935319 Intermedia 1/22/2021 2/21/2021 540.71 935876 CATO 1/28/2021 2/27/2021 798.00 935926 13991 1/28/2021 2/27/2021 158.76 936825 14074 2/5/2021 3/7/2021 532.70 937998 14126 2/17/2021 3/19/2021 365.87 938138 13945 2/18/2021 3/20/2021 1,645.00 938213 Intermedia 2/19/2021 3/21/2021 538.69 938219 SoftwareOne 2/19/2021 3/21/2021 473.06 938221 SoftwareOne 2/19/2021 3/21/2021 473.06 938285 14090 2/19/2021 3/21/2021 3,426.40 938419 14082 2/22/2021 3/24/2021 35.20 938420 14160 2/22/2021 3/24/2021 391.07 938421 14186 2/22/2021 3/24/2021 253.50 938994 14206 2/26/2021 3/28/2021 377.20 Customer Total: (DOR012) 46,155.81 8,511.75 11,373.21 1,336.05 21,315.74 3,619.06 0.00 Customer: Dorner GmbH / DOR013 Contact Person:Accounting Phone:+49 2461 937670 878977 49168 4/10/2019 5/10/2019 2,651.52 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 52 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Dorner GmbH / DOR013 Contact Person:Accounting Phone:+49 2461 937670 879106 49169 4/11/2019 5/11/2019 269.62 879451 49156 4/16/2019 5/16/2019 70.87 879563 49217 4/17/2019 5/17/2019 168.59 879722 49130 4/18/2019 5/18/2019 7,715.76 879842 49235 4/19/2019 5/19/2019 940.40 879943 48785 4/22/2019 5/22/2019 7,496.37 880351 49065 4/25/2019 5/25/2019 1,589.18 880352 49074 4/25/2019 5/25/2019 254.10 880353 49069 4/25/2019 5/25/2019 8,229.57 880354 49194 4/25/2019 5/25/2019 1,551.50 880689 49165 4/30/2019 5/30/2019 2,808.00 880690 49317 4/30/2019 5/30/2019 469.80 880815 49175 5/1/2019 5/31/2019 2,896.00 880816 49207 5/1/2019 5/31/2019 472.60 880817 49226 5/1/2019 5/31/2019 17,514.55 880818 49299 5/1/2019 5/31/2019 411.76 881048 49338 5/3/2019 6/2/2019 210.54 881301 49198 5/7/2019 6/6/2019 20,590.92 881420 49328 5/8/2019 6/7/2019 2,599.36 881528 49097 5/9/2019 6/8/2019 19,097.84 881529 49159 5/9/2019 6/8/2019 5,586.24 881531 49313 5/9/2019 6/8/2019 973.80 881532 49386 5/9/2019 6/8/2019 813.08 881860 49423 5/14/2019 6/13/2019 153.99 881977 49380 5/15/2019 6/14/2019 1,690.99 881978 49437 5/15/2019 6/14/2019 237.44 882116 49385 5/16/2019 6/15/2019 253.21 882200 49223 5/9/2019 6/8/2019 3,360.00 882241 49444 5/17/2019 6/16/2019 29.40 882362 49433 5/20/2019 6/19/2019 70.87 882363 49467 5/20/2019 6/19/2019 19.67 882485 49485 5/21/2019 6/20/2019 178.08 882486 49418 5/21/2019 6/20/2019 12.04 882975 49540 5/28/2019 6/27/2019 19.67 883079 49040 5/29/2019 6/28/2019 14,314.41 883146 5/30/2019 6/29/2019 32,179.16 883313 CM 48942 5/31/2019 6/30/2019 -16.05 883386 49389 5/31/2019 6/30/2019 3,197.28 883387 49530 5/31/2019 6/30/2019 441.08 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 53 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Dorner GmbH / DOR013 Contact Person:Accounting Phone:+49 2461 937670 883388 49529 5/31/2019 6/30/2019 792.82 883516 49075 6/3/2019 7/3/2019 9,938.25 883517 49492 6/3/2019 7/3/2019 1,171.30 883647 49337 6/4/2019 7/4/2019 9,772.16 883648 49436 6/4/2019 7/4/2019 11,477.92 883720 49551 6/4/2019 7/4/2019 368.27 883782 49535 6/5/2019 7/5/2019 517.49 883907 49564 6/6/2019 7/6/2019 310.10 883908 49570 6/6/2019 7/6/2019 131.25 884155 49559 6/10/2019 7/10/2019 1,264.86 884156 49558 6/10/2019 7/10/2019 3,213.60 884354 49301 6/12/2019 7/12/2019 2,088.90 884355 49574 6/12/2019 7/12/2019 201.25 884356 49586 6/12/2019 7/12/2019 546.00 884357 49589 6/12/2019 7/12/2019 1,110.15 885073 49675 6/20/2019 7/20/2019 212.78 885196 49523 6/21/2019 7/21/2019 5,960.70 885315 49610 6/24/2019 7/24/2019 94.15 885316 49632 6/24/2019 7/24/2019 160.88 885317 49634 6/24/2019 7/24/2019 1,501.50 885553 49646 6/26/2019 7/26/2019 594.30 885554 49672 6/26/2019 7/26/2019 1,553.18 885555 49713 6/26/2019 7/26/2019 154.00 885556 49722 6/26/2019 7/26/2019 491.50 885840 49409 6/28/2019 7/28/2019 1,071.60 885841 49585 6/28/2019 7/28/2019 882.00 885842 49667 6/28/2019 7/28/2019 695.71 885843 49697 6/28/2019 7/28/2019 314.33 885844 49749 6/28/2019 7/28/2019 84.81 886005 49655 7/1/2019 7/31/2019 6,126.90 886006 49707 7/1/2019 7/31/2019 6,158.07 886114 49717 7/2/2019 8/1/2019 611.80 886236 49787 7/3/2019 8/2/2019 413.31 886445 49788 7/9/2019 8/8/2019 201.60 886586 49826 7/10/2019 8/9/2019 731.00 886704 49553 7/11/2019 8/10/2019 19,067.40 886705 49630 7/11/2019 8/10/2019 958.45 886706 49687 7/11/2019 8/10/2019 882.08 886819 49769 7/12/2019 8/11/2019 455.65 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 54 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Dorner GmbH / DOR013 Contact Person:Accounting Phone:+49 2461 937670 886820 49815 7/12/2019 8/11/2019 131.25 886821 49850 7/12/2019 8/11/2019 2,600.80 886822 49862 7/12/2019 8/11/2019 19.78 886963 49381 7/15/2019 8/14/2019 2,799.60 886964 49823 7/15/2019 8/14/2019 886.28 887224 49828 7/17/2019 8/16/2019 496.65 887596 49855 7/22/2019 8/21/2019 85.15 887597 49928 7/22/2019 8/21/2019 201.60 887859 49894 7/24/2019 8/23/2019 192.15 888098 49976 7/26/2019 8/25/2019 157.71 888099 49987 7/26/2019 8/25/2019 74.20 888208 49846 7/29/2019 8/28/2019 86.80 888333 49809 7/30/2019 8/29/2019 6,065.92 888334 49929 7/30/2019 8/29/2019 151.90 888335 49958 7/30/2019 8/29/2019 466.80 888505 49789 7/31/2019 8/30/2019 12,589.30 888506 49912 7/31/2019 8/30/2019 2,899.60 888628 49847 8/1/2019 8/31/2019 2,631.00 888629 49925 8/1/2019 8/31/2019 6,920.90 888957 49678 8/6/2019 9/5/2019 6,182.98 889090 49981 8/7/2019 9/6/2019 56.42 889315 49925 8/9/2019 9/8/2019 2,096.25 889316 49986 8/9/2019 9/8/2019 325.50 889318 50111 8/9/2019 9/8/2019 231.26 889464 50060 8/12/2019 9/11/2019 1,035.20 889866 50143 8/15/2019 9/14/2019 566.05 890238 50147 8/20/2019 9/19/2019 1,060.02 890239 50172 8/20/2019 9/19/2019 19.66 890467 CM 49040 8/22/2019 9/21/2019 -2,478.19 890904 50197 8/27/2019 9/26/2019 687.07 891034 50171 8/28/2019 9/27/2019 28.52 891035 50226 8/28/2019 9/27/2019 747.60 891186 50189 8/29/2019 9/28/2019 318.85 891187 50236 8/29/2019 9/28/2019 235.37 891188 50248 8/29/2019 9/28/2019 46.65 891309 50209 8/30/2019 9/29/2019 19.67 891310 50257 8/30/2019 9/29/2019 57.75 891480 50191 9/3/2019 10/3/2019 100.52 891481 50276 9/3/2019 10/3/2019 28.35 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 55 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Dorner GmbH / DOR013 Contact Person:Accounting Phone:+49 2461 937670 891482 50293 9/3/2019 10/3/2019 76.23 891725 50286 9/5/2019 10/5/2019 103.34 891857 50229 9/6/2019 10/6/2019 1,495.20 891858 50247 9/6/2019 10/6/2019 3,041.99 891859 50320 9/6/2019 10/6/2019 28.35 891860 50315 9/6/2019 10/6/2019 261.45 891984 50326 9/9/2019 10/9/2019 224.70 892102 50154 9/10/2019 10/10/2019 10,604.50 892103 50188 9/10/2019 10/10/2019 1,048.60 892104 50208 9/10/2019 10/10/2019 3,622.08 892226 50187 9/11/2019 10/11/2019 2,254.00 892228 50344 9/11/2019 10/11/2019 159.30 892340 50292 9/12/2019 10/12/2019 1,191.45 892455 50154 9/13/2019 10/13/2019 672.80 892575 50256 9/16/2019 10/16/2019 676.19 892714 50415 9/17/2019 10/17/2019 298.10 892842 50279 9/18/2019 10/18/2019 3,266.40 892843 50398 9/18/2019 10/18/2019 224.70 892969 50365 9/19/2019 10/19/2019 918.40 892970 50377 9/19/2019 10/19/2019 907.60 893254 50038 9/23/2019 10/23/2019 6,750.80 893255 50426 9/23/2019 10/23/2019 26.98 893256 50427 9/23/2019 10/23/2019 302.50 893419 50437 9/24/2019 10/24/2019 534.10 893499 9/25/2019 10/25/2019 2,730.36 893711 50456 9/26/2019 10/26/2019 152.60 893857 50457 9/27/2019 10/27/2019 157.97 894227 50260 10/1/2019 10/31/2019 8,967.00 894336 50086 10/2/2019 11/1/2019 2,050.00 894337 50433 10/2/2019 11/1/2019 1,404.00 894338 50452 10/2/2019 11/1/2019 992.80 894584 50370 10/4/2019 11/3/2019 15,734.80 894812 50502 10/8/2019 11/7/2019 3,476.06 894813 50539 10/8/2019 11/7/2019 92.17 895421 50332 10/15/2019 11/14/2019 436.80 895422 50587 10/15/2019 11/14/2019 10.16 895572 50602 10/16/2019 11/15/2019 332.92 895707 50550 10/17/2019 11/16/2019 3,932.00 895821 50445 10/18/2019 11/17/2019 2,152.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 56 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Dorner GmbH / DOR013 Contact Person:Accounting Phone:+49 2461 937670 895822 50533 10/18/2019 11/17/2019 6,106.95 896183 50607 10/23/2019 11/22/2019 1,556.00 896295 50586 10/24/2019 11/23/2019 26.41 896296 50646 10/24/2019 11/23/2019 127.68 896429 50603 10/25/2019 11/24/2019 8,278.13 896430 50605 10/25/2019 11/24/2019 283.86 896680 50694 10/29/2019 11/28/2019 491.12 896753 10/31/2019 11/30/2019 63,895.18 896755 10/31/2019 11/30/2019 22,649.05 896883 50588 10/31/2019 11/30/2019 8,324.05 897360 50445 11/5/2019 12/5/2019 4,025.60 897589 50547 11/7/2019 12/7/2019 1,241.20 897590 50745 11/7/2019 12/7/2019 1,590.87 897591 50772 11/7/2019 12/7/2019 41.41 897711 50442 11/8/2019 12/8/2019 3,195.68 897712 50677 11/8/2019 12/8/2019 15,797.10 897713 50769 11/8/2019 12/8/2019 164.71 897974 50370A 11/12/2019 12/12/2019 1,959.60 897975 50786 11/12/2019 12/12/2019 23.10 897976 50802 11/12/2019 12/12/2019 250.00 898191 50787 11/14/2019 12/14/2019 108.66 898192 50785 11/14/2019 12/14/2019 996.40 898193 50815 11/14/2019 12/14/2019 93.15 898334 48177 warranty 11/15/2019 12/15/2019 362.70 898440 50854 11/18/2019 12/18/2019 115.26 898441 50842 11/18/2019 12/18/2019 12.51 898442 50841 11/18/2019 12/18/2019 72.96 898574 50853 11/19/2019 12/19/2019 35.24 898703 50803 11/20/2019 12/20/2019 283.86 898704 50840 11/20/2019 12/20/2019 78.48 898842 50678 11/21/2019 12/21/2019 9,539.79 898979 50871 11/22/2019 12/22/2019 347.26 898980 50895 11/22/2019 12/22/2019 277.59 899083 50872 11/25/2019 12/25/2019 237.44 899084 50896 11/25/2019 12/25/2019 349.12 899265 50916 11/27/2019 12/27/2019 343.89 899386 50641 12/3/2019 1/2/2020 168.98 899387 50831 12/3/2019 1/2/2020 53.07 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 57 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Dorner GmbH / DOR013 Contact Person:Accounting Phone:+49 2461 937670 899388 50912 12/3/2019 1/2/2020 750.00 899389 50925 12/3/2019 1/2/2020 33.08 899390 50998 12/3/2019 1/2/2020 425.60 899521 50714 12/3/2019 1/2/2020 651.15 899522 51001 12/3/2019 1/2/2020 727.02 899647 50969 12/4/2019 1/3/2020 651.45 899786 50833 12/5/2019 1/4/2020 3,651.81 899787 51003 12/5/2019 1/4/2020 1,339.24 899940 50848 12/6/2019 1/5/2020 6,930.80 900057 11/12/19 Jill Wilson 12/9/2019 1/8/2020 575.63 900058 50989 12/9/2019 1/8/2020 1,196.60 900059 50988 12/9/2019 1/8/2020 2,700.80 900060 50983 12/9/2019 1/8/2020 897.20 900061 51091 12/9/2019 1/8/2020 124.74 900206 50926 12/10/2019 1/9/2020 357.00 900599 50593 12/13/2019 1/12/2020 3,695.20 900600 51067 12/13/2019 1/12/2020 2,071.56 900724 51023 12/16/2019 1/15/2020 382.80 900725 51074 12/16/2019 1/15/2020 1,404.00 900726 51137 12/16/2019 1/15/2020 453.48 900835 51010 12/17/2019 1/16/2020 1,236.88 900836 51145 12/17/2019 1/16/2020 61.62 900965 51098 12/18/2019 1/17/2020 1,819.60 901362 51013 12/23/2019 1/22/2020 9,034.40 901363 51207 12/23/2019 1/22/2020 92.50 901608 12/30/2019 1/29/2020 420.00 901612 12/30/2019 1/29/2020 1,078.88 901693 51076 12/30/2019 1/29/2020 1,404.00 901748 50873 1/2/2020 2/1/2020 6,474.40 901976 51047 1/6/2020 2/5/2020 908.75 902088 51009 1/7/2020 2/6/2020 24,819.90 902089 51195 1/7/2020 2/6/2020 1,174.40 902090 51214 1/7/2020 2/6/2020 4,203.20 902091 51253 1/7/2020 2/6/2020 1,079.64 902206 51209 1/8/2020 2/7/2020 5,549.20 902207 51256 1/8/2020 2/7/2020 285.88 902320 51144 1/9/2020 2/8/2020 718.10 902548 51065 1/13/2020 2/12/2020 25,795.20 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 58 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Dorner GmbH / DOR013 Contact Person:Accounting Phone:+49 2461 937670 902549 51304 1/13/2020 2/12/2020 12.53 902658 51321 1/14/2020 2/13/2020 12.53 902795 51215 1/15/2020 2/14/2020 425.79 903033 51339 1/17/2020 2/16/2020 190.24 903139 51281 1/20/2020 2/19/2020 8,286.00 903398 51046 1/22/2020 2/21/2020 1,098.80 903399 51358 1/22/2020 2/21/2020 1,350.00 903519 51269 1/23/2020 2/22/2020 3,278.50 903520 51373 1/23/2020 2/22/2020 380.00 903521 51385 1/23/2020 2/22/2020 410.85 903640 50908 1/24/2020 2/23/2020 120,198.40 903641 51328 1/24/2020 2/23/2020 1,370.31 903751 51009 1/27/2020 2/26/2020 2,100.00 903845 51271 1/28/2020 2/27/2020 2,686.01 903846 51281 1/28/2020 2/27/2020 35,992.40 904197 1/30/2020 2/29/2020 349.14 904205 1/30/2020 2/29/2020 1,737.62 904290 51284 1/30/2020 2/29/2020 7,693.20 904291 51284A 1/30/2020 2/29/2020 392.91 904468 50908 1/31/2020 3/1/2020 3,722.23 904593 51089 2/3/2020 3/4/2020 13,288.00 904594 51346 2/3/2020 3/4/2020 2,583.20 904683 51254 2/4/2020 3/5/2020 7,161.50 904684 51461 2/4/2020 3/5/2020 77.08 904922 51415 2/6/2020 3/7/2020 1,151.80 905142 51409 2/10/2020 3/11/2020 2,115.20 905143 51499 2/10/2020 3/11/2020 112.96 905353 51488 2/12/2020 3/13/2020 39.85 905354 51425 2/12/2020 3/13/2020 70.46 905355 51493 2/12/2020 3/13/2020 721.60 905494 51416 2/13/2020 3/14/2020 6,725.20 905743 51538 2/17/2020 3/18/2020 228.06 905877 51557 2/18/2020 3/19/2020 668.74 906006 51603 2/19/2020 3/20/2020 418.32 906007 51598 2/19/2020 3/20/2020 76.12 906008 51613 2/19/2020 3/20/2020 70.50 906273 51564 2/21/2020 3/22/2020 1,839.20 906395 51497 2/24/2020 3/25/2020 2,952.60 906396 51632 2/24/2020 3/25/2020 3.80 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 59 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Dorner GmbH / DOR013 Contact Person:Accounting Phone:+49 2461 937670 906612 2/26/2020 3/27/2020 2,475.00 906613 2/26/2020 3/27/2020 528.75 906615 2/26/2020 3/27/2020 1,737.62 906678 51495 2/26/2020 3/27/2020 4,553.60 906679 51632 A 2/26/2020 3/27/2020 3,796.20 906980 50908 2/28/2020 3/29/2020 63,582.22 906981 51669 2/28/2020 3/29/2020 102.09 906982 51677 2/28/2020 3/29/2020 295.59 906983 51682 2/28/2020 3/29/2020 24.70 907284 CM 3/3/2020 4/2/2020 -1,404.00 907328 51691 3/3/2020 4/2/2020 311.27 907449 51249 3/4/2020 4/3/2020 351.18 907510 51645 3/4/2020 4/3/2020 56.39 907569 51497 3/5/2020 4/4/2020 209.60 907697 51519 3/6/2020 4/5/2020 757.20 907698 51590 3/6/2020 4/5/2020 404.73 907813 51751 3/9/2020 4/8/2020 26.09 907814 51750 3/9/2020 4/8/2020 212.80 907815 51756 3/9/2020 4/8/2020 39.85 907816 51757 3/9/2020 4/8/2020 112.42 907961 51648 3/10/2020 4/9/2020 69.33 907962 51701 3/10/2020 4/9/2020 159.95 908211 51751 A 3/12/2020 4/11/2020 52.18 908332 51672 3/13/2020 4/12/2020 145.20 908333 51723 3/13/2020 4/12/2020 53.53 908437 51784 3/16/2020 4/15/2020 310.98 908438 51818 3/16/2020 4/15/2020 356.85 908544 51814 3/17/2020 4/16/2020 970.80 908667 51703 3/18/2020 4/17/2020 2,078.10 908901 51808 3/20/2020 4/19/2020 1,332.50 908902 51876 3/20/2020 4/19/2020 50.22 908965 3/23/2020 4/22/2020 353.48 908967 3/23/2020 4/22/2020 1,853.46 908973 3/23/2020 4/22/2020 1,500.00 909014 51664 3/23/2020 4/22/2020 9,768.00 909015 51872 3/23/2020 4/22/2020 519.80 909016 51885 3/23/2020 4/22/2020 627.50 909122 51857 3/24/2020 4/23/2020 1,444.40 909123 51871 3/24/2020 4/23/2020 236.56 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 60 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Dorner GmbH / DOR013 Contact Person:Accounting Phone:+49 2461 937670 909124 51917 3/24/2020 4/23/2020 55.47 909125 51914 3/24/2020 4/23/2020 106.23 909364 51886 3/26/2020 4/25/2020 276.60 909616 51890 3/30/2020 4/29/2020 1,147.90 909617 51873 3/30/2020 4/29/2020 10.85 909731 51810 3/31/2020 4/30/2020 1,177.02 909732 51856 3/31/2020 4/30/2020 478.24 909733 51943 3/31/2020 4/30/2020 2,323.76 909734 51975 3/31/2020 4/30/2020 162.65 909917 51916 4/2/2020 5/2/2020 3,491.98 909918 51997 4/2/2020 5/2/2020 41.60 910128 51912 4/6/2020 5/6/2020 605.04 910129 51984 4/6/2020 5/6/2020 909.20 910130 52019 4/6/2020 5/6/2020 29.60 910426 51810 4/9/2020 5/9/2020 582.06 910535 51979 4/13/2020 5/13/2020 101.26 910815 51910 4/16/2020 5/16/2020 5,745.16 911250 52083 4/22/2020 5/22/2020 25.16 911465 51985 4/24/2020 5/24/2020 11,300.62 911520 4/27/2020 5/27/2020 353.48 911521 4/27/2020 5/27/2020 1,500.00 911522 4/27/2020 5/27/2020 1,856.44 911564 52082 4/27/2020 5/27/2020 161.88 911975 52121 5/1/2020 5/31/2020 1,390.30 912147 51983 5/5/2020 6/4/2020 1,389.91 912245 52123 5/6/2020 6/5/2020 283.86 912246 52137 5/6/2020 6/5/2020 645.00 912247 52152 5/6/2020 6/5/2020 26.09 912381 51813 5/7/2020 6/6/2020 10,109.60 912382 51955 5/7/2020 6/6/2020 3,014.40 912746 52126 5/13/2020 6/12/2020 1,889.60 912747 52610 5/13/2020 6/12/2020 296.01 912939 52133 5/15/2020 6/14/2020 280.00 913163 51872 5/19/2020 6/18/2020 1,494.25 913218 5/20/2020 6/19/2020 354.39 913219 5/20/2020 6/19/2020 1,500.00 913220 5/20/2020 6/19/2020 1,845.76 913273 52102 5/20/2020 6/19/2020 1,541.77 913370 52225 5/21/2020 6/20/2020 2,154.07 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 61 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Dorner GmbH / DOR013 Contact Person:Accounting Phone:+49 2461 937670 913371 52201 5/21/2020 6/20/2020 491.01 913372 52188 5/21/2020 6/20/2020 12.51 913373 52212 5/21/2020 6/20/2020 85.12 913492 51803 5/22/2020 6/21/2020 42,410.40 913493 52221 5/22/2020 6/21/2020 172.77 913494 52206 5/22/2020 6/21/2020 297.59 913785 52267 5/28/2020 6/27/2020 247.87 913786 52268 5/28/2020 6/27/2020 46.59 913864 5/29/2020 6/28/2020 56,485.21 913921 52191 5/29/2020 6/28/2020 333.96 913922 52252 5/29/2020 6/28/2020 14.88 914050 52289 6/1/2020 7/1/2020 482.82 914119 6/2/2020 7/2/2020 1,500.00 914168 51973 6/2/2020 7/2/2020 13,881.21 914169 52291 6/2/2020 7/2/2020 823.04 914289 52229 6/3/2020 7/3/2020 534.74 914495 52261 6/5/2020 7/5/2020 142.49 914496 52302 6/5/2020 7/5/2020 1,012.94 914497 52304 6/5/2020 7/5/2020 114.58 914595 52303 6/8/2020 7/8/2020 2,006.80 914596 52314 6/8/2020 7/8/2020 220.60 914702 52272 6/9/2020 7/9/2020 506.26 914703 52279 6/9/2020 7/9/2020 486.40 914811 51812 6/10/2020 7/10/2020 945.60 914812 52228 6/10/2020 7/10/2020 2,811.05 914910 52259 6/11/2020 7/11/2020 4,981.62 914911 52314 6/11/2020 7/11/2020 110.30 915025 52371 6/12/2020 7/12/2020 275.54 915026 52374 6/12/2020 7/12/2020 1,450.28 915146 52320 6/15/2020 7/15/2020 440.29 915275 52364 6/16/2020 7/16/2020 119.25 915276 52374 6/16/2020 7/16/2020 43.50 915376 52106 6/17/2020 7/17/2020 9,007.35 915377 52347 6/17/2020 7/17/2020 564.60 915500 52200 6/18/2020 7/18/2020 11,463.60 915501 52262 6/18/2020 7/18/2020 5,008.97 915502 52309 6/18/2020 7/18/2020 1,299.20 915836 52365 6/23/2020 7/23/2020 1,192.18 915837 52422 6/23/2020 7/23/2020 2,545.40 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 62 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Dorner GmbH / DOR013 Contact Person:Accounting Phone:+49 2461 937670 915975 52376 6/24/2020 7/24/2020 76.31 916048 6/25/2020 7/25/2020 341.18 916049 6/25/2020 7/25/2020 1,854.67 916100 52167 6/25/2020 7/25/2020 1,790.00 916101 52449 6/25/2020 7/25/2020 221.88 916215 52438 6/26/2020 7/26/2020 71.68 916216 52447 6/26/2020 7/26/2020 41.07 916321 52468 6/29/2020 7/29/2020 151.80 916388 6/30/2020 7/30/2020 1,500.00 916600 52489 7/1/2020 7/31/2020 162.20 916814 52492 7/6/2020 8/5/2020 383.23 916815 52517 7/6/2020 8/5/2020 227.01 916816 52518 7/6/2020 8/5/2020 21.70 916925 52526 7/7/2020 8/6/2020 42.65 917162 52413 7/9/2020 8/8/2020 231.00 917163 52569 7/9/2020 8/8/2020 122.15 917283 52149 7/10/2020 8/9/2020 3,727.31 917284 52434 7/10/2020 8/9/2020 6,525.70 917285 52448 7/10/2020 8/9/2020 14,672.88 917547 52587 7/14/2020 8/13/2020 1,319.28 917668 52494 7/15/2020 8/14/2020 142.49 917906 52614 7/17/2020 8/16/2020 41.63 918031 52106 7/20/2020 8/19/2020 22,096.80 918032 52584 7/20/2020 8/19/2020 11,459.37 918258 52488 7/22/2020 8/21/2020 889.96 918384 52486 7/23/2020 8/22/2020 2,940.40 918385 52505 7/23/2020 8/22/2020 4,506.80 918386 52568 7/23/2020 8/22/2020 942.28 918387 52588 7/23/2020 8/22/2020 894.80 918388 52625 7/23/2020 8/22/2020 234.54 918638 52668 7/27/2020 8/26/2020 88.32 918727 DMC IJCAP784732 7/28/2020 8/27/2020 3,212.04 918728 Conklin 7/28/2020 8/27/2020 1,500.00 918740 SoftwareOne 7/28/2020 8/27/2020 1,854.67 918800 52679 7/28/2020 8/27/2020 707.46 918887 Intermedia 7/29/2020 8/28/2020 343.07 918953 52442 7/29/2020 8/28/2020 14,088.38 918954 52677 7/29/2020 8/28/2020 18.91 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 63 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Dorner GmbH / DOR013 Contact Person:Accounting Phone:+49 2461 937670 918955 52675 7/29/2020 8/28/2020 3.48 918956 Belt samples 0472820 7/29/2020 8/28/2020 101.47 918957 52700 7/29/2020 8/28/2020 171.28 919111 52625 7/30/2020 8/29/2020 247.45 919112 52705 7/30/2020 8/29/2020 3,635.80 919203 7/31/2020 8/30/2020 900.00 919255 52724 7/31/2020 8/30/2020 137.90 919506 52641 8/4/2020 9/3/2020 1,143.20 919826 52703 8/6/2020 9/5/2020 702.00 919883 52785 8/7/2020 9/6/2020 856.10 919982 52788 8/10/2020 9/9/2020 9.53 920081 52744 8/11/2020 9/10/2020 2,901.60 920082 52770 8/11/2020 9/10/2020 235.20 920083 52791 8/11/2020 9/10/2020 106.55 920224 52701 8/12/2020 9/11/2020 1,319.30 920226 52790 8/12/2020 9/11/2020 1,874.40 920227 52811 8/12/2020 9/11/2020 257.00 920351 52709 8/13/2020 9/12/2020 70.70 920352 52825 8/13/2020 9/12/2020 259.50 920486 52749 8/14/2020 9/13/2020 777.00 920487 52762 8/14/2020 9/13/2020 346.00 920610 52473 8/17/2020 9/16/2020 3,485.60 920611 52822 8/17/2020 9/16/2020 325.40 920741 52657 8/18/2020 9/17/2020 276.98 920872 52532 8/19/2020 9/18/2020 10,856.32 920873 52702 8/19/2020 9/18/2020 1,744.40 920874 52834 8/19/2020 9/18/2020 349.07 920995 52728 8/20/2020 9/19/2020 32,803.60 920996 52839 8/20/2020 9/19/2020 3,673.60 920997 52851 8/20/2020 9/19/2020 924.80 921143 52646 8/21/2020 9/20/2020 12,769.70 921144 52876 8/21/2020 9/20/2020 890.74 921145 52882 8/21/2020 9/20/2020 78.49 921223 Intermedia 8/24/2020 9/23/2020 328.17 921225 SoftwareOne 8/24/2020 9/23/2020 1,854.67 921227 Conklin 8/24/2020 9/23/2020 1,500.00 921291 52831 8/24/2020 9/23/2020 482.82 921427 52643 8/25/2020 9/24/2020 18,566.40 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 64 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Dorner GmbH / DOR013 Contact Person:Accounting Phone:+49 2461 937670 921428 52870 8/25/2020 9/24/2020 1,172.80 921572 52807 8/26/2020 9/25/2020 16,050.80 921573 52866 8/26/2020 9/25/2020 1,295.60 921574 52896 8/26/2020 9/25/2020 625.16 921693 52358 8/27/2020 9/26/2020 16,964.10 921694 52666 8/27/2020 9/26/2020 1,906.00 921695 52908 8/27/2020 9/26/2020 211.84 921842 52421 8/28/2020 9/27/2020 276.60 921843 52881 8/28/2020 9/27/2020 371.78 921844 52919 8/28/2020 9/27/2020 282.22 922009 52816 8/31/2020 9/30/2020 10,441.63 922010 52929 8/31/2020 9/30/2020 174.26 922140 52885 9/1/2020 10/1/2020 2,408.19 922141 52931 9/1/2020 10/1/2020 1,038.24 922142 52939 9/1/2020 10/1/2020 924.00 922504 52699 9/4/2020 10/4/2020 6,513.00 922505 52932 9/4/2020 10/4/2020 3,052.80 922621 52751 9/8/2020 10/8/2020 491.40 922728 52761 9/9/2020 10/9/2020 4,110.40 922729 52938 9/9/2020 10/9/2020 525.20 922857 *52643 9/10/2020 10/10/2020 8,512.80 922858 53001 9/10/2020 10/10/2020 457.70 922859 52999 9/10/2020 10/10/2020 166.72 922860 53002 9/10/2020 10/10/2020 181.26 922979 52918 9/11/2020 10/11/2020 567.95 922980 52961 9/11/2020 10/11/2020 1,054.40 922981 52952 9/11/2020 10/11/2020 404.05 922982 52995 9/11/2020 10/11/2020 35.20 923123 52817 9/14/2020 10/14/2020 1,771.50 923201 52943 9/14/2020 10/14/2020 2,183.60 923202 52964 9/14/2020 10/14/2020 715.20 923262 52646 9/15/2020 10/15/2020 656.00 923263 52847 9/15/2020 10/15/2020 1,703.10 923389 52928 9/16/2020 10/16/2020 1,417.90 923555 53016 9/17/2020 10/17/2020 2,840.50 923720 53056 9/18/2020 10/18/2020 134.72 923883 52820 9/21/2020 10/21/2020 3,721.85 923884 53070 9/21/2020 10/21/2020 117.91 923885 53071 9/21/2020 10/21/2020 115.62 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 65 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Dorner GmbH / DOR013 Contact Person:Accounting Phone:+49 2461 937670 924019 53082 9/22/2020 10/22/2020 47.49 924173 53040 9/23/2020 10/23/2020 1,226.55 924174 53062 9/23/2020 10/23/2020 968.96 924318 52143 9/24/2020 10/24/2020 4,800.00 924319 53080 9/24/2020 10/24/2020 172.77 924402 Intermedia 9/25/2020 10/25/2020 538.63 924403 Conklin 9/25/2020 10/25/2020 1,500.00 924408 Epicor 9/25/2020 10/25/2020 5,855.25 924529 CM 51065 9/28/2020 10/28/2020 -6,806.40 924777 53041 9/29/2020 10/29/2020 809.46 924778 53072 9/29/2020 10/29/2020 152.95 924779 53106 9/29/2020 10/29/2020 969.85 924869 SoftwareOne 9/30/2020 10/30/2020 2,104.45 924887 CM 9/30/2020 10/30/2020 -311.92 925222 53119 10/2/2020 11/1/2020 25.04 925223 52473 Warranty 10/2/2020 11/1/2020 76.14 925323 52950 10/5/2020 11/4/2020 2,530.70 925400 53069 10/5/2020 11/4/2020 36.75 925401 53111 10/5/2020 11/4/2020 73.50 925458 52367 10/6/2020 11/5/2020 15,000.00 925459 53117 10/6/2020 11/5/2020 795.55 925460 53135 10/6/2020 11/5/2020 247.83 925603 52958 10/7/2020 11/6/2020 2,985.90 925604 53032 10/7/2020 11/6/2020 1,235.70 925605 53094 10/7/2020 11/6/2020 296.43 925606 53139 10/7/2020 11/6/2020 175.35 925884 52988 10/9/2020 11/8/2020 5,454.24 925885 53130 10/9/2020 11/8/2020 827.20 926019 53129 10/12/2020 11/11/2020 1,318.00 926020 53145 10/12/2020 11/11/2020 131.74 926152 53118 10/13/2020 11/12/2020 810.60 926292 52950 10/14/2020 11/13/2020 2,868.30 926293 53176 10/14/2020 11/13/2020 383.23 926409 53118* 10/15/2020 11/14/2020 301.35 926410 53191 10/15/2020 11/14/2020 59.85 926526 53204 10/16/2020 11/15/2020 406.00 926527 53224 10/16/2020 11/15/2020 723.45 926681 52988 10/19/2020 11/18/2020 459.20 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 66 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Dorner GmbH / DOR013 Contact Person:Accounting Phone:+49 2461 937670 926682 53032 10/19/2020 11/18/2020 656.00 926812 53189 10/20/2020 11/19/2020 2,662.40 926932 52792 10/21/2020 11/20/2020 2,224.10 927214 53264 10/23/2020 11/22/2020 283.11 927356 53261 10/26/2020 11/25/2020 196.00 927357 53263 10/26/2020 11/25/2020 383.88 927520 53211 10/27/2020 11/26/2020 215.60 927521 53283 10/27/2020 11/26/2020 119.70 927598 Intermedia 10/28/2020 11/27/2020 535.09 927604 Conklin 10/28/2020 11/27/2020 1,500.00 927607 SoftwareOne 10/28/2020 11/27/2020 2,104.45 927676 53300 10/28/2020 11/27/2020 2.93 927773 10/29/2020 11/28/2020 18,434.84 927774 10/29/2020 11/28/2020 18,434.84 927777 CATO 10/29/2020 11/28/2020 517.08 927994 53191 10/30/2020 11/29/2020 332.32 927995 53231 10/30/2020 11/29/2020 1,076.80 927996 53262 10/30/2020 11/29/2020 814.10 927997 53304 10/30/2020 11/29/2020 105.91 928143 53008 11/2/2020 12/2/2020 3,890.69 928144 53315 11/2/2020 12/2/2020 304.50 928145 53324 11/2/2020 12/2/2020 309.05 928272 53008 11/3/2020 12/3/2020 3,555.15 928500 CM 11/5/2020 12/5/2020 -115.36 928556 53327 11/5/2020 12/5/2020 571.61 928557 53353 11/5/2020 12/5/2020 609.52 928710 52355 11/6/2020 12/6/2020 5,157.50 928711 53191 11/6/2020 12/6/2020 787.29 928865 53128 11/9/2020 12/9/2020 15,057.60 928866 53382 11/9/2020 12/9/2020 189.70 928867 53393 11/9/2020 12/9/2020 574.35 929019 53307 11/10/2020 12/10/2020 1,715.39 929020 53397 11/10/2020 12/10/2020 183.20 929021 53392 11/10/2020 12/10/2020 6.29 929152 53413 11/11/2020 12/11/2020 720.40 929153 53357 11/11/2020 12/11/2020 61.92 929288 53340 11/12/2020 12/12/2020 209.30 929515 53429 11/16/2020 12/16/2020 452.03 929659 53432 11/17/2020 12/17/2020 83.84 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 67 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Dorner GmbH / DOR013 Contact Person:Accounting Phone:+49 2461 937670 929660 53460 11/17/2020 12/17/2020 75.60 929803 53371 11/18/2020 12/18/2020 165.36 929804 53467 11/18/2020 12/18/2020 30.65 929942 53474 11/19/2020 12/19/2020 257.97 930047 53163 11/20/2020 12/20/2020 5,935.23 930319 53463 11/24/2020 12/24/2020 209.68 930320 53468 11/24/2020 12/24/2020 35.20 930321 53480 11/24/2020 12/24/2020 73.74 930322 53520 11/24/2020 12/24/2020 208.00 930395 Epicor Maint 11/20/2020 12/20/2020 23,419.57 930396 Intermedia 11/20/2020 12/20/2020 321.84 930400 SoftwareOne 11/20/2020 12/20/2020 2,104.45 930402 Conklin 11/20/2020 12/20/2020 1,500.00 930587 53545 11/30/2020 12/30/2020 127.68 930588 53548 11/30/2020 12/30/2020 12.66 930741 53557 12/1/2020 12/31/2020 198.54 930864 53395 12/2/2020 1/1/2021 584.85 930865 53491 12/2/2020 1/1/2021 756.34 930866 53516 12/2/2020 1/1/2021 1,402.70 931004 53602 12/3/2020 1/2/2021 99.93 931135 53448 12/4/2020 1/3/2021 2,865.20 931136 53581 12/4/2020 1/3/2021 146.25 931137 53598 12/4/2020 1/3/2021 106.75 931138 53606 12/4/2020 1/3/2021 482.65 931139 53614 12/4/2020 1/3/2021 562.45 931269 53592 12/7/2020 1/6/2021 144.79 931270 53612 12/7/2020 1/6/2021 16.54 931388 53543 12/8/2020 1/7/2021 2,900.30 931389 53582 12/8/2020 1/7/2021 564.86 931475 CM 52817 12/9/2020 1/8/2021 -1,233.00 931554 53638 12/9/2020 1/8/2021 68.70 931696 53564 12/10/2020 1/9/2021 376.20 931697 53646 12/10/2020 1/9/2021 592.90 931698 53655 12/10/2020 1/9/2021 6.24 931813 53612 12/11/2020 1/10/2021 18.01 931881 CM 12/14/2020 1/13/2021 -1,079.64 931949 53225 12/14/2020 1/13/2021 2,235.48 931950 53527 12/14/2020 1/13/2021 357.00 931951 53544 12/14/2020 1/13/2021 909.20 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 68 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Dorner GmbH / DOR013 Contact Person:Accounting Phone:+49 2461 937670 931952 53665 12/14/2020 1/13/2021 97.95 932232 52805 12/16/2020 1/15/2021 2,527.20 932372 53654 12/17/2020 1/16/2021 894.80 932589 12/21/2020 1/20/2021 11,324.00 932790 CATO 12/22/2020 1/21/2021 517.08 932847 53370 12/22/2020 1/21/2021 2,353.72 932848 53414 12/22/2020 1/21/2021 16,664.92 932849 53698 12/22/2020 1/21/2021 1,304.88 932850 53723 12/22/2020 1/21/2021 376.25 932929 SoftwareOne 12/22/2020 1/21/2021 2,104.45 932932 Conklin 12/22/2020 1/21/2021 1,500.00 932933 Intermedia 12/22/2020 1/21/2021 322.83 933009 53583 12/23/2020 1/22/2021 82.69 933140 53717 12/28/2020 1/27/2021 156.48 933574 53713 1/4/2021 2/3/2021 681.80 933689 53756 1/5/2021 2/4/2021 4.72 933690 53751 1/5/2021 2/4/2021 67.95 933801 53705 1/6/2021 2/5/2021 987.60 933802 53757 1/6/2021 2/5/2021 90.18 933803 53762 1/6/2021 2/5/2021 12.64 933933 53414 1/7/2021 2/6/2021 2,390.25 933934 53657 1/7/2021 2/6/2021 5,852.09 933935 53724 1/7/2021 2/6/2021 809.46 934066 53768 1/8/2021 2/7/2021 248.65 934067 53775 1/8/2021 2/7/2021 162.00 934184 53694 1/11/2021 2/10/2021 66.94 934185 53780 1/11/2021 2/10/2021 213.84 934305 53786 1/12/2021 2/11/2021 20.32 934436 53766 1/13/2021 2/12/2021 1,050.30 934437 53810 1/13/2021 2/12/2021 830.57 934438 53812 1/13/2021 2/12/2021 755.70 934570 53684 1/14/2021 2/13/2021 20,738.40 934571 53819 1/14/2021 2/13/2021 1,325.00 934572 53821 1/14/2021 2/13/2021 86.51 934693 53672 1/15/2021 2/14/2021 2,346.50 934694 53793 1/15/2021 2/14/2021 546.73 934832 53824 1/18/2021 2/17/2021 704.38 934833 53825 1/18/2021 2/17/2021 352.19 934971 53790 1/19/2021 2/18/2021 1,469.14 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 69 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Dorner GmbH / DOR013 Contact Person:Accounting Phone:+49 2461 937670 934972 53823 1/19/2021 2/18/2021 2,352.48 934973 53845 1/19/2021 2/18/2021 248.58 935124 53589 1/20/2021 2/19/2021 2,805.16 935125 53795 1/20/2021 2/19/2021 829.88 935241 53854 1/21/2021 2/20/2021 289.30 935242 53891 1/21/2021 2/20/2021 112.43 935312 CATO 1/22/2021 2/21/2021 517.08 935316 SoftwareOne 1/22/2021 2/21/2021 1,248.47 935317 Intermedia 1/22/2021 2/21/2021 324.42 935386 53712 1/22/2021 2/21/2021 889.96 935387 53818 1/22/2021 2/21/2021 1,614.00 935526 53479 1/25/2021 2/24/2021 9,664.80 935527 53905 1/25/2021 2/24/2021 315.00 935528 53911 1/25/2021 2/24/2021 185.40 935654 53839 1/26/2021 2/25/2021 1,002.24 935655 53872 1/26/2021 2/25/2021 137.76 935656 53898 1/26/2021 2/25/2021 247.48 935797 53772 1/27/2021 2/26/2021 1,581.20 935798 53914 1/27/2021 2/26/2021 11.80 935871 Conklin 1/28/2021 2/27/2021 1,500.00 935877 CATO 1/28/2021 2/27/2021 517.08 935927 53637 1/28/2021 2/27/2021 320.02 935928 53746 1/28/2021 2/27/2021 42,739.20 935929 53869 1/28/2021 2/27/2021 1,123.61 935930 53932 1/28/2021 2/27/2021 106.98 936291 53977 2/1/2021 3/3/2021 99.92 936412 54001 2/2/2021 3/4/2021 102.64 936413 54003 2/2/2021 3/4/2021 55.59 936546 53971 2/3/2021 3/5/2021 165.90 936701 53732 2/4/2021 3/6/2021 12,082.22 936702 54008 2/4/2021 3/6/2021 616.38 936703 54015 2/4/2021 3/6/2021 55.47 936826 53940 2/5/2021 3/7/2021 424.76 936966 53960 2/8/2021 3/10/2021 108.15 936967 54000 2/8/2021 3/10/2021 173.68 937078 53947 2/9/2021 3/11/2021 210.00 937198 53834 2/10/2021 3/12/2021 6,985.00 937199 53851 2/10/2021 3/12/2021 1,222.55 937200 53934 2/10/2021 3/12/2021 3,066.63 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 70 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Dorner GmbH / DOR013 Contact Person:Accounting Phone:+49 2461 937670 937201 53935 2/10/2021 3/12/2021 2,921.27 937202 53983 2/10/2021 3/12/2021 180.60 937203 54031 2/10/2021 3/12/2021 175.00 937204 54039 2/10/2021 3/12/2021 231.88 937205 54056 2/10/2021 3/12/2021 6.57 937282 53801 2/10/2021 3/12/2021 222.94 937345 53897 2/11/2021 3/13/2021 2,027.16 937347 54051 2/11/2021 3/13/2021 46.67 937437 53949 2/11/2021 3/13/2021 204.05 937663 53979 2/15/2021 3/17/2021 248.59 937664 53972 2/15/2021 3/17/2021 1,616.51 937999 53830 2/17/2021 3/19/2021 3,921.42 938000 53887 2/17/2021 3/19/2021 3,256.00 938139 54082 2/18/2021 3/20/2021 310.98 938140 54113 2/18/2021 3/20/2021 22.36 938214 Intermedia 2/19/2021 3/21/2021 323.21 938218 SoftwareOne 2/19/2021 3/21/2021 1,419.18 938223 SoftwareOne 2/19/2021 3/21/2021 1,419.18 938225 Conklin 2/19/2021 3/21/2021 1,500.00 938286 53876 2/19/2021 3/21/2021 1,070.50 938578 54120 2/23/2021 3/25/2021 74.26 938701 54161 2/24/2021 3/26/2021 20.32 938832 54107 2/25/2021 3/27/2021 419.30 938833 54138 2/25/2021 3/27/2021 703.24 938995 53818 Warranty 2/26/2021 3/28/2021 1,030.39 938996 54187 2/26/2021 3/28/2021 29.52 Customer Total: (DOR013) 1,897,128.16 48,769.99 112,498.19 53,450.83 70,990.39 87,284.60 1,524,134.16 Customer: Dorner Latin America S. de R.L. de C.V. / DOR011 Contact Person:Magda Rodriguez Phone:+52.33.30037400 879796 CM 8/31/2019 9/30/2019 -126.00 884733 1774 6/17/2019 7/17/2019 530.33 885702 1804 6/27/2019 7/27/2019 5,920.62 886962 1885 7/15/2019 8/14/2019 201.84 887858 1913 7/24/2019 8/23/2019 1,794.12 888427 7/31/2019 8/30/2019 6,944.09 888718 OC29392 / Divert Assembly 8/2/2019 9/1/2019 27.20 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 71 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Dorner Latin America S. de R.L. de C.V. / DOR011 Contact Person:Magda Rodriguez Phone:+52.33.30037400 890233 Divert Assembly / Additional 8/20/2019 9/19/2019 1,284.16 890468 CM 1717 / Warranty 8/22/2019 9/21/2019 -1,164.88 891109 8/29/2019 9/28/2019 43,829.81 891588 1963 9/4/2019 10/4/2019 3,551.18 891718 1907 7/22/19 9/5/2019 10/5/2019 7,421.79 892339 2145 9/12/2019 10/12/2019 364.98 892452 2007 9/13/2019 10/13/2019 10,199.86 892454 2190 9/13/2019 10/13/2019 5,744.36 892712 2186 9/17/2019 10/17/2019 31.23 892966 2239 9/19/2019 10/19/2019 464.76 892967 2223 9/19/2019 10/19/2019 4.33 892968 2238 9/19/2019 10/19/2019 82.94 893105 2107 9/20/2019 10/20/2019 7,604.35 893106 2179 9/20/2019 10/20/2019 6,473.13 893107 2234 9/20/2019 10/20/2019 249.31 893108 2241 9/20/2019 10/20/2019 63.00 893251 2214 9/23/2019 10/23/2019 115.50 893496 9/25/2019 10/25/2019 873.65 893500 9/25/2019 10/25/2019 27,913.50 893501 9/25/2019 10/25/2019 46,259.15 893502 9/25/2019 10/25/2019 31,616.67 893558 2261 9/25/2019 10/25/2019 281.11 893635 CM 9/26/2019 10/26/2019 -46,259.15 893636 9/26/2019 10/26/2019 46,259.15 893856 2266 9/27/2019 10/27/2019 527.05 893951 CM 1905 9/28/2019 10/28/2019 -1,142.10 893952 1904 9/28/2019 10/28/2019 1,142.10 893953 2011 9/28/2019 10/28/2019 847.50 893982 CM 1907 7/22/19 9/30/2019 10/30/2019 -1,729.17 893983 1907 7/22/19 9/30/2019 10/30/2019 1,384.50 894002 9/30/2019 10/30/2019 16,978.53 894019 CM 9/30/2019 10/30/2019 -84.70 894068 2179 9/30/2019 10/30/2019 101.98 894069 2193 9/30/2019 10/30/2019 491.87 894070 2286 9/30/2019 10/30/2019 216.61 894223 2265 10/1/2019 10/31/2019 1,274.99 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 72 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Dorner Latin America S. de R.L. de C.V. / DOR011 Contact Person:Magda Rodriguez Phone:+52.33.30037400 894224 2264 10/1/2019 10/31/2019 1,407.17 894335 2301 10/2/2019 11/1/2019 306.42 894453 2218 10/3/2019 11/2/2019 348.54 894454 2224 10/3/2019 11/2/2019 7,014.10 894456 2288 10/3/2019 11/2/2019 963.99 894582 2302 10/4/2019 11/3/2019 537.69 895295 2330 10/14/2019 11/13/2019 876.08 895819 2345 10/18/2019 11/17/2019 1,209.14 896543 2375 10/28/2019 11/27/2019 23.84 896756 10/31/2019 11/30/2019 3,523.48 896757 CM 2330 10/31/2019 11/30/2019 -876.08 896758 2330 10/31/2019 11/30/2019 2,079.25 897587 2434 11/7/2019 12/7/2019 6,221.73 898077 2431 11/13/2019 12/13/2019 5,650.32 898333 2475 11/15/2019 12/15/2019 232.81 898434 2436 11/18/2019 12/18/2019 1,267.20 898435 2445 11/18/2019 12/18/2019 4,510.41 898436 2456 11/18/2019 12/18/2019 1,682.10 898437 2467 11/18/2019 12/18/2019 3,828.44 898438 2477 11/18/2019 12/18/2019 851.50 898702 2469 11/20/2019 12/20/2019 771.06 898977 2443 11/22/2019 12/22/2019 4,058.90 899175 2455 11/26/2019 12/26/2019 6,841.47 899261 2484 11/27/2019 12/27/2019 3,390.10 899262 2490 11/27/2019 12/27/2019 1,471.21 899263 2494 11/27/2019 12/27/2019 41.21 899264 2488 11/27/2019 12/27/2019 260.81 899384 2496 12/3/2019 1/2/2020 46.90 899520 2497 12/3/2019 1/2/2020 797.53 899936 2485 12/6/2019 1/5/2020 6,523.58 899937 2487 12/6/2019 1/5/2020 145.20 899938 2509 12/6/2019 1/5/2020 2,608.67 899939 2499 12/6/2019 1/5/2020 5,518.41 900052 2468 12/9/2019 1/8/2020 3,921.75 900053 2514 12/9/2019 1/8/2020 396.06 900054 2511 12/9/2019 1/8/2020 510.25 900198 2514 12/10/2019 1/9/2020 3,735.35 900199 2511 12/10/2019 1/9/2020 2,676.98 900200 2521 12/10/2019 1/9/2020 3,425.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 73 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Dorner Latin America S. de R.L. de C.V. / DOR011 Contact Person:Magda Rodriguez Phone:+52.33.30037400 900201 2524 12/10/2019 1/9/2020 634.36 900202 2527 12/10/2019 1/9/2020 1,191.83 900203 2535 12/10/2019 1/9/2020 148.40 900204 2539 12/10/2019 1/9/2020 341.88 900205 2541 12/10/2019 1/9/2020 274.36 900343 2545 12/11/2019 1/10/2020 783.04 900470 2533 12/12/2019 1/11/2020 2,501.10 900596 2543 12/13/2019 1/12/2020 2,115.24 900597 2551 12/13/2019 1/12/2020 567.50 900722 2552 12/16/2019 1/15/2020 882.46 900723 2555 12/16/2019 1/15/2020 259.03 900832 2525 12/17/2019 1/16/2020 613.84 900833 2561 12/17/2019 1/16/2020 126.70 901096 2485 12/19/2019 1/18/2020 3,049.20 901097 2528 12/19/2019 1/18/2020 1,057.64 901098 2543 12/19/2019 1/18/2020 3,931.55 901099 2553 12/19/2019 1/18/2020 6,039.17 901100 2489 12/19/2019 1/18/2020 580.31 901101 2568 12/19/2019 1/18/2020 445.42 901102 2567 12/19/2019 1/18/2020 101.20 901103 2572 12/19/2019 1/18/2020 648.00 901104 2574 12/19/2019 1/18/2020 77.70 901105 2584 12/19/2019 1/18/2020 217.91 901549 2508 12/27/2019 1/26/2020 6,747.29 901606 12/30/2019 1/29/2020 629.00 901610 12/30/2019 1/29/2020 960.00 901611 12/30/2019 1/29/2020 755.22 901638 2595 12/30/2019 1/29/2020 852.64 901747 2601 1/2/2020 2/1/2020 339.92 901862 2592 1/3/2020 2/2/2020 969.53 901863 2602 1/3/2020 2/2/2020 170.61 902086 2606 1/7/2020 2/6/2020 398.02 902204 2607 1/8/2020 2/7/2020 3,010.58 902317 2593 1/9/2020 2/8/2020 7,231.99 902318 2599 1/9/2020 2/8/2020 2,857.53 902319 2598 1/9/2020 2/8/2020 1,482.46 902437 2623 1/10/2020 2/9/2020 1,205.54 902546 2630 1/13/2020 2/12/2020 334.40 902657 2640 1/14/2020 2/13/2020 202.76 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 74 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Dorner Latin America S. de R.L. de C.V. / DOR011 Contact Person:Magda Rodriguez Phone:+52.33.30037400 902791 2612 1/15/2020 2/14/2020 1,533.51 902792 2642 1/15/2020 2/14/2020 1,460.04 902793 2515 1/15/2020 2/14/2020 1,994.96 902794 2657 1/15/2020 2/14/2020 415.13 902925 2663 1/16/2020 2/15/2020 221.00 903031 2666 1/17/2020 2/16/2020 39.00 903138 2529 1/20/2020 2/19/2020 509.20 903396 2652 1/22/2020 2/21/2020 1,425.84 903397 2654 1/22/2020 2/21/2020 1,425.84 903517 2588 1/23/2020 2/22/2020 6,000.54 903518 2679 1/23/2020 2/22/2020 939.78 903637 2650 1/24/2020 2/23/2020 1,130.64 903638 2669 1/24/2020 2/23/2020 2,225.46 903639 2697 1/24/2020 2/23/2020 259.03 903750 2706 1/27/2020 2/26/2020 1,740.08 903839 2664 1/28/2020 2/27/2020 11,401.90 903840 2691 1/28/2020 2/27/2020 1,841.97 903841 2685 1/28/2020 2/27/2020 5,481.51 903843 2702 1/28/2020 2/27/2020 1,058.80 904200 1/30/2020 2/29/2020 960.00 904201 1/30/2020 2/29/2020 523.70 904202 1/30/2020 2/29/2020 960.00 904204 1/30/2020 2/29/2020 695.05 904206 1/30/2020 2/29/2020 14,587.25 904220 CM 2434 1/30/2020 2/29/2020 -109.00 904289 2642 1/30/2020 2/29/2020 430.42 904465 2715 1/31/2020 3/1/2020 128.22 904466 2716 1/31/2020 3/1/2020 1,128.27 904589 2709 2/3/2020 3/4/2020 13,011.08 904591 2739 2/3/2020 3/4/2020 953.83 904682 2728 2/4/2020 3/5/2020 707.50 904784 2707 2/5/2020 3/6/2020 2,728.10 904785 2714 2/5/2020 3/6/2020 4,374.86 904786 2724 2/5/2020 3/6/2020 1,539.66 904787 2732 2/5/2020 3/6/2020 2,979.08 904788 2744 2/5/2020 3/6/2020 98.92 904920 2751 2/6/2020 3/7/2020 229.07 905021 2753 2/7/2020 3/8/2020 2,758.30 905022 2756 2/7/2020 3/8/2020 792.95 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 75 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Dorner Latin America S. de R.L. de C.V. / DOR011 Contact Person:Magda Rodriguez Phone:+52.33.30037400 905140 2731 2/10/2020 3/11/2020 3,365.76 905235 2707 2/11/2020 3/12/2020 1,158.06 905349 2695 2/12/2020 3/13/2020 230.58 905350 2717 2/12/2020 3/13/2020 1,259.36 905351 2775 2/12/2020 3/13/2020 31.71 905352 2781 2/12/2020 3/13/2020 799.05 905491 2740 2/13/2020 3/14/2020 100.70 905492 2742 2/13/2020 3/14/2020 3,220.58 905493 2763 2/13/2020 3/14/2020 1,272.85 905622 2787 2/14/2020 3/15/2020 867.30 905623 2793 2/14/2020 3/15/2020 2,522.82 905624 2798 2/14/2020 3/15/2020 377.92 905741 2774 2/17/2020 3/18/2020 1,279.61 905873 2741 2/18/2020 3/19/2020 13,311.16 905874 2772 2/18/2020 3/19/2020 178.97 905875 2813 2/18/2020 3/19/2020 2,589.65 906003 2801 2/19/2020 3/20/2020 4,522.33 906129 2736 2/20/2020 3/21/2020 1,163.52 906130 2825 2/20/2020 3/21/2020 3,564.18 906132 2834 2/20/2020 3/21/2020 255.16 906133 2837 2/20/2020 3/21/2020 128.30 906523 2852 2/25/2020 3/26/2020 69.38 906614 2/26/2020 3/27/2020 352.50 906616 2/26/2020 3/27/2020 695.05 906618 2/26/2020 3/27/2020 2,500.00 906619 2/26/2020 3/27/2020 960.00 906620 2/26/2020 3/27/2020 1,817.75 906673 610890001848 7 2/26/2020 3/27/2020 1,117.70 906674 2821 2/26/2020 3/27/2020 2,026.80 906675 2862 2/26/2020 3/27/2020 546.78 906676 2866 2/26/2020 3/27/2020 2,292.60 906825 2695 2/27/2020 3/28/2020 5,002.31 906826 2792 2/27/2020 3/28/2020 1,109.61 906827 2839 2/27/2020 3/28/2020 1,232.71 906828 2843 2/27/2020 3/28/2020 512.16 906829 2849 2/27/2020 3/28/2020 12,528.63 906830 2870 2/27/2020 3/28/2020 782.27 906978 2820 2/28/2020 3/29/2020 5,377.71 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 76 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Dorner Latin America S. de R.L. de C.V. / DOR011 Contact Person:Magda Rodriguez Phone:+52.33.30037400 907208 2853 3/2/2020 4/1/2020 1,647.96 907326 2896 3/3/2020 4/2/2020 188.63 907327 2898 3/3/2020 4/2/2020 369.10 907689 2799 3/6/2020 4/5/2020 4,150.41 907690 2806 3/6/2020 4/5/2020 9,514.92 907691 2868 3/6/2020 4/5/2020 6,438.00 907692 2884 3/6/2020 4/5/2020 5,085.05 907693 2899 3/6/2020 4/5/2020 2,637.63 907694 2910 3/6/2020 4/5/2020 82.91 907695 2920 3/6/2020 4/5/2020 994.05 907696 2923 3/6/2020 4/5/2020 1,211.59 907810 2925 3/9/2020 4/8/2020 45.70 907957 2863 3/10/2020 4/9/2020 1,516.57 907958 2879 3/10/2020 4/9/2020 1,543.84 907959 2914 3/10/2020 4/9/2020 281.82 907960 2928 3/10/2020 4/9/2020 303.54 908090 2841 3/11/2020 4/10/2020 25,772.67 908091 2933 3/11/2020 4/10/2020 264.65 908092 2935 3/11/2020 4/10/2020 364.22 908093 2936 3/11/2020 4/10/2020 256.42 908208 2932 3/12/2020 4/11/2020 1,280.65 908329 2946 3/13/2020 4/12/2020 604.18 908436 2905 3/16/2020 4/15/2020 1,478.23 908543 2909 3/17/2020 4/16/2020 3,761.31 908664 2863 3/18/2020 4/17/2020 149.69 908665 2922 3/18/2020 4/17/2020 6,193.01 908666 2930 3/18/2020 4/17/2020 325.00 908896 2900 3/20/2020 4/19/2020 3,568.55 908897 2944 3/20/2020 4/19/2020 2,567.06 908898 2952 3/20/2020 4/19/2020 2,245.23 908899 2956 3/20/2020 4/19/2020 1,541.22 908968 3/23/2020 4/22/2020 530.22 908969 3/23/2020 4/22/2020 224.26 908970 3/23/2020 4/22/2020 1,000.00 908971 3/23/2020 4/22/2020 960.00 908972 3/23/2020 4/22/2020 681.34 909010 2855 3/23/2020 4/22/2020 7,240.87 909011 2944 3/23/2020 4/22/2020 385.07 909012 2962 3/23/2020 4/22/2020 1,069.06 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 77 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Dorner Latin America S. de R.L. de C.V. / DOR011 Contact Person:Magda Rodriguez Phone:+52.33.30037400 909119 2867 3/24/2020 4/23/2020 616.44 909120 2965 3/24/2020 4/23/2020 74.25 909247 2960 3/25/2020 4/24/2020 1,265.18 909362 2951 3/26/2020 4/25/2020 4.80 909363 2973 3/26/2020 4/25/2020 296.12 909614 2968 3/30/2020 4/29/2020 3,577.36 909615 2977 3/30/2020 4/29/2020 107.97 909726 2909 3/31/2020 4/30/2020 1,878.80 909727 2951 3/31/2020 4/30/2020 10,494.18 909728 2954 3/31/2020 4/30/2020 652.23 909729 2975 3/31/2020 4/30/2020 1,999.95 909730 2209/WARRA NTY 3/31/2020 4/30/2020 47.79 909824 2957 4/1/2020 5/1/2020 691.03 910014 2981 4/3/2020 5/3/2020 3,788.27 910015 2984 4/3/2020 5/3/2020 98.90 910123 2918 4/6/2020 5/6/2020 7,537.90 910124 2980 4/6/2020 5/6/2020 380.20 910308 2934 4/8/2020 5/8/2020 1,641.50 910309 2979 4/8/2020 5/8/2020 310.21 910310 2987 4/8/2020 5/8/2020 9,122.28 910422 2918 4/9/2020 5/9/2020 1,456.19 910423 2972 4/9/2020 5/9/2020 1,168.18 910424 2900. 4/9/2020 5/9/2020 2,081.66 910425 2997 4/9/2020 5/9/2020 169.18 910636 3000 4/14/2020 5/14/2020 3,425.31 910785 CM 4/16/2020 5/16/2020 -1,816.50 910933 2991 4/17/2020 5/17/2020 439.28 911249 2998 4/22/2020 5/22/2020 2,538.15 911348 3012 4/23/2020 5/23/2020 1,849.75 911349 3016 4/23/2020 5/23/2020 1,101.74 911463 2988 4/24/2020 5/24/2020 134.02 911561 2989 4/27/2020 5/27/2020 2,641.55 911562 2990 4/27/2020 5/27/2020 3,289.00 911649 3004 4/28/2020 5/28/2020 2,481.73 911650 3020 4/28/2020 5/28/2020 788.40 911704 4/29/2020 5/29/2020 530.22 911705 4/29/2020 5/29/2020 100.00 911706 4/29/2020 5/29/2020 4,000.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 78 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Dorner Latin America S. de R.L. de C.V. / DOR011 Contact Person:Magda Rodriguez Phone:+52.33.30037400 911707 4/29/2020 5/29/2020 1,000.00 911708 4/29/2020 5/29/2020 1,113.89 911709 4/29/2020 5/29/2020 960.00 911710 4/29/2020 5/29/2020 684.56 911754 3026 4/29/2020 5/29/2020 3,057.04 911863 3012 4/30/2020 5/30/2020 1,454.21 911864 3031 4/30/2020 5/30/2020 19,437.03 911972 2948 5/1/2020 5/31/2020 90,254.62 911973 3023 5/1/2020 5/31/2020 629.30 911974 3050 5/1/2020 5/31/2020 160.97 912146 3044 5/5/2020 6/4/2020 8,925.55 912240 3005 5/6/2020 6/5/2020 2,803.31 912241 3024 5/6/2020 6/5/2020 3,550.40 912242 3042 5/6/2020 6/5/2020 754.42 912243 3045 5/6/2020 6/5/2020 4,079.21 912244 3047 5/6/2020 6/5/2020 550.84 912378 3015 5/7/2020 6/6/2020 457.65 912379 3053 5/7/2020 6/6/2020 2,144.34 912565 3067 5/11/2020 6/10/2020 4,608.44 912658 3076 5/12/2020 6/11/2020 517.93 912743 3030 5/13/2020 6/12/2020 5,402.37 912744 3057 5/13/2020 6/12/2020 3,022.54 912745 3070 5/13/2020 6/12/2020 525.16 912838 3051 5/14/2020 6/13/2020 1,357.81 912839 3067 5/14/2020 6/13/2020 110.29 912937 3062 5/15/2020 6/14/2020 3,497.45 912938 3069 5/15/2020 6/14/2020 187.94 913044 3018 5/18/2020 6/17/2020 12,473.06 913045 3056 5/18/2020 6/17/2020 1,303.91 913046 3072 5/18/2020 6/17/2020 2,828.54 913047 3077 5/18/2020 6/17/2020 1,286.13 913048 3085 5/18/2020 6/17/2020 777.80 913049 3089 5/18/2020 6/17/2020 1,798.26 913161 2948 5/19/2020 6/18/2020 9,044.93 913162 3068 5/19/2020 6/18/2020 3,990.14 913221 5/20/2020 6/19/2020 531.89 913222 5/20/2020 6/19/2020 900.00 913223 5/20/2020 6/19/2020 1,000.00 913224 5/20/2020 6/19/2020 960.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 79 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Dorner Latin America S. de R.L. de C.V. / DOR011 Contact Person:Magda Rodriguez Phone:+52.33.30037400 913225 5/20/2020 6/19/2020 1,827.16 913227 5/20/2020 6/19/2020 683.90 913271 3005 5/20/2020 6/19/2020 5,792.07 913272 3098 5/20/2020 6/19/2020 670.34 913489 2917 5/22/2020 6/21/2020 24,457.60 913491 3104 5/22/2020 6/21/2020 127.92 913578 3078 5/26/2020 6/25/2020 4,593.94 913579 3099 5/26/2020 6/25/2020 212.76 913580 3110 5/26/2020 6/25/2020 938.47 913680 3084 5/27/2020 6/26/2020 525.60 913681 3115 5/26/2020 6/25/2020 29.25 913682 3114 5/27/2020 6/26/2020 410.55 913683 3121 5/26/2020 6/25/2020 642.49 913783 3112 5/28/2020 6/27/2020 269.73 913784 3116 5/28/2020 6/27/2020 1,500.83 913915 3093 5/29/2020 6/28/2020 3,031.16 913916 3105 5/29/2020 6/28/2020 4,086.50 913917 3111 5/29/2020 6/28/2020 1,221.65 913918 3117 5/29/2020 6/28/2020 2,782.66 913919 3124 5/29/2020 6/28/2020 418.99 914047 3128 6/1/2020 7/1/2020 1,829.11 914117 6/2/2020 7/2/2020 4,600.00 914118 6/2/2020 7/2/2020 1,000.00 914166 3055 6/2/2020 7/2/2020 6,732.12 914287 3103 6/3/2020 7/3/2020 1,674.13 914288 3107 6/3/2020 7/3/2020 1,410.32 914377 3091 6/4/2020 7/4/2020 1,494.02 914378 3105 6/4/2020 7/4/2020 1,310.98 914379 3117 6/4/2020 7/4/2020 2,193.95 914380 3125 6/4/2020 7/4/2020 15,655.25 914381 3134 6/4/2020 7/4/2020 4,974.35 914382 3136 6/4/2020 7/4/2020 1,307.59 914383 3142 6/4/2020 7/4/2020 1,151.73 914491 3100 6/5/2020 7/5/2020 994.38 914492 3153 6/5/2020 7/5/2020 507.11 914493 3151 6/5/2020 7/5/2020 374.13 914494 3152 6/5/2020 7/5/2020 306.86 914594 3127 6/8/2020 7/8/2020 9,399.65 914697 3165 6/9/2020 7/9/2020 992.90 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 80 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Dorner Latin America S. de R.L. de C.V. / DOR011 Contact Person:Magda Rodriguez Phone:+52.33.30037400 914810 3148 6/10/2020 7/10/2020 396.21 915020 3086 6/12/2020 7/12/2020 2,306.07 915021 3106 6/12/2020 7/12/2020 1,028.00 915022 3149 6/12/2020 7/12/2020 1,217.80 915023 3164 6/12/2020 7/12/2020 1,549.08 915144 3176 6/15/2020 7/15/2020 1,633.40 915272 3171 6/16/2020 7/16/2020 2,179.82 915373 3141 6/17/2020 7/17/2020 2,050.32 915375 3192 6/17/2020 7/17/2020 40.10 915499 3207 6/18/2020 7/18/2020 1,090.04 915729 2948 6/22/2020 7/22/2020 40,271.26 915833 3075 6/23/2020 7/23/2020 2,560.77 915834 3174 6/23/2020 7/23/2020 14,898.57 915835 3185 6/23/2020 7/23/2020 4,325.89 916050 6/25/2020 7/25/2020 683.91 916051 6/25/2020 7/25/2020 511.77 916052 6/25/2020 7/25/2020 960.00 916053 6/25/2020 7/25/2020 100.00 916097 3212 6/25/2020 7/25/2020 1,620.08 916098 3213 6/25/2020 7/25/2020 1,587.87 916212 3206 6/26/2020 7/26/2020 3,686.97 916213 3222 6/26/2020 7/26/2020 109.75 916320 3193 6/29/2020 7/29/2020 3,762.70 916389 6/30/2020 7/30/2020 1,000.00 916390 6/30/2020 7/30/2020 960.00 916479 3092 6/30/2020 7/30/2020 7,877.50 916480 3209 6/30/2020 7/30/2020 742.10 916481 3227 6/30/2020 7/30/2020 1,075.02 916482 3237 6/30/2020 7/30/2020 177.05 916483 3239 6/30/2020 7/30/2020 5,387.98 916599 3204 7/1/2020 7/31/2020 1,936.08 916710 3216 7/2/2020 8/1/2020 4,816.49 916711 3211 7/2/2020 8/1/2020 1,766.76 916813 3249 7/6/2020 8/5/2020 514.01 916922 3215 7/7/2020 8/6/2020 251.00 916923 3218 7/7/2020 8/6/2020 14,065.56 916924 3220 7/7/2020 8/6/2020 8,027.06 917052 3257 7/8/2020 8/7/2020 148.64 917161 3259 7/9/2020 8/8/2020 2,382.72 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 81 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Dorner Latin America S. de R.L. de C.V. / DOR011 Contact Person:Magda Rodriguez Phone:+52.33.30037400 917545 3210 7/14/2020 8/13/2020 2,937.41 917664 3272 7/15/2020 8/14/2020 1,012.38 917665 3284 7/15/2020 8/14/2020 100.10 917666 3283 7/15/2020 8/14/2020 620.08 917788 3245 7/16/2020 8/15/2020 876.00 918137 3298 7/21/2020 8/20/2020 1,214.38 918256 2948 7/22/2020 8/21/2020 316.46 918381 3255 7/23/2020 8/22/2020 5,339.47 918382 3293 7/23/2020 8/22/2020 1,154.75 918507 3310 7/24/2020 8/23/2020 313.20 918634 3281 7/27/2020 8/26/2020 3,128.81 918635 3304 7/27/2020 8/26/2020 1,362.61 918636 3308 7/27/2020 8/26/2020 3,000.92 918731 Epicor 7/28/2020 8/27/2020 1,500.00 918732 Google ads 7/28/2020 8/27/2020 1,000.00 918734 Epicor 7/28/2020 8/27/2020 200.00 918735 CATO Networks 7/28/2020 8/27/2020 960.00 918739 SoftwareOne 7/28/2020 8/27/2020 683.91 918799 3309 7/28/2020 8/27/2020 333.82 918886 Intermedia 7/29/2020 8/28/2020 514.60 919250 3294 7/31/2020 8/30/2020 250.90 919251 3318 7/31/2020 8/30/2020 7,641.67 919252 3344 7/31/2020 8/30/2020 2,337.10 919253 3348 7/31/2020 8/30/2020 291.49 919502 3220 8/4/2020 9/3/2020 892.24 919503 3298 8/4/2020 9/3/2020 277.60 919504 3354 8/4/2020 9/3/2020 330.18 919748 3326 8/6/2020 9/5/2020 6,343.72 919749 3331 8/6/2020 9/5/2020 4,411.59 919750 3334 8/6/2020 9/5/2020 1,466.28 919980 3350 8/10/2020 9/9/2020 7,324.42 919981 3367 8/10/2020 9/9/2020 2,577.57 920079 3186 8/11/2020 9/10/2020 5,348.68 920080 3352 8/11/2020 9/10/2020 11,187.99 920349 2948 8/13/2020 9/12/2020 6,329.92 920350 3377 8/13/2020 9/12/2020 566.61 920483 3363 8/14/2020 9/13/2020 3,178.01 920484 3326- line 27 8/14/2020 9/13/2020 2,177.66 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 82 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Dorner Latin America S. de R.L. de C.V. / DOR011 Contact Person:Magda Rodriguez Phone:+52.33.30037400 920607 WARRANTY - 773177 8/17/2020 9/16/2020 13.63 920608 3373 8/17/2020 9/16/2020 2,364.53 920736 3320 8/18/2020 9/17/2020 171.34 920737 3350 8/18/2020 9/17/2020 349.59 920738 3362 8/18/2020 9/17/2020 476.54 920739 3386 8/18/2020 9/17/2020 84.36 920870 3384 8/19/2020 9/18/2020 3,172.95 920871 3398 8/19/2020 9/18/2020 39.31 920994 3391 8/20/2020 9/19/2020 3,485.42 921140 3372 8/21/2020 9/20/2020 922.47 921141 3392 8/21/2020 9/20/2020 493.81 921142 3409 8/21/2020 9/20/2020 424.70 921224 Intermedia 8/24/2020 9/23/2020 492.26 921226 SoftwareOne 8/24/2020 9/23/2020 683.91 921228 Google Adwords 8/24/2020 9/23/2020 1,000.00 921229 Epicor 8/24/2020 9/23/2020 300.00 921290 3413 8/24/2020 9/23/2020 227.20 921426 3402 8/25/2020 9/24/2020 1,538.19 921571 3422 8/26/2020 9/25/2020 1,415.59 921689 3397 8/27/2020 9/26/2020 2,806.64 921690 3412 8/27/2020 9/26/2020 2,812.46 921691 3414 8/27/2020 9/26/2020 2,664.47 921692 3421 8/27/2020 9/26/2020 108.13 921934 CATO Cloud 8/31/2020 9/30/2020 960.00 922008 3430 8/31/2020 9/30/2020 159.75 922139 3370 9/1/2020 10/1/2020 400.00 922252 3440 9/2/2020 10/2/2020 95.99 922497 3427 9/4/2020 10/4/2020 379.36 922498 3444 9/4/2020 10/4/2020 198.60 922499 3445 9/4/2020 10/4/2020 285.25 922500 3460 9/4/2020 10/4/2020 45.83 922502 3468 9/4/2020 10/4/2020 144,873.62 922725 3427 9/9/2020 10/9/2020 181.79 922726 3428 9/9/2020 10/9/2020 4,416.32 922727 3436 9/9/2020 10/9/2020 1,655.01 922853 3393 9/10/2020 10/10/2020 2,358.79 922854 3434 9/10/2020 10/10/2020 1,358.30 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 83 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Dorner Latin America S. de R.L. de C.V. / DOR011 Contact Person:Magda Rodriguez Phone:+52.33.30037400 922855 3473 9/10/2020 10/10/2020 277.90 922856 3465 9/10/2020 10/10/2020 3,411.48 922975 3484 9/11/2020 10/11/2020 1,317.55 922976 3489 9/11/2020 10/11/2020 304.76 922977 3475. 9/11/2020 10/11/2020 18,653.41 922978 3493 9/11/2020 10/11/2020 11.94 923117 3417 9/14/2020 10/14/2020 671.26 923118 3439 9/14/2020 10/14/2020 5,280.87 923119 3446 9/14/2020 10/14/2020 3,203.33 923120 3483 9/14/2020 10/14/2020 652.95 923121 3498 9/14/2020 10/14/2020 845.14 923254 3407 9/15/2020 10/15/2020 3,395.56 923255 3459 9/15/2020 10/15/2020 1,854.62 923256 3470 9/15/2020 10/15/2020 1,109.97 923257 3471 9/15/2020 10/15/2020 11,009.70 923258 3474 9/15/2020 10/15/2020 216.65 923259 3499 9/15/2020 10/15/2020 245.08 923383 3401 9/16/2020 10/16/2020 14,624.41 923384 3464 9/16/2020 10/16/2020 210.31 923385 3485 9/16/2020 10/16/2020 1,252.20 923386 3507 9/16/2020 10/16/2020 105.85 923387 3510 9/16/2020 10/16/2020 165.56 923551 3438 9/17/2020 10/17/2020 102.80 923552 3343 9/17/2020 10/17/2020 705.28 923553 3502 9/17/2020 10/17/2020 286.00 923716 3393 9/18/2020 10/18/2020 2,868.56 923717 3437 9/18/2020 10/18/2020 13,224.00 923718 3491 9/19/2020 10/19/2020 5,684.68 923880 3297 9/21/2020 10/21/2020 3,439.85 923881 3471 9/21/2020 10/21/2020 2,080.26 923882 3466 9/21/2020 10/21/2020 8,699.66 924015 3396 9/22/2020 10/22/2020 6,599.74 924016 3500 9/22/2020 10/22/2020 5,059.51 924017 3521 9/22/2020 10/22/2020 278.70 924018 3519 9/22/2020 10/22/2020 288.55 924170 3518 9/23/2020 10/23/2020 760.34 924314 3425 9/24/2020 10/24/2020 4,436.74 924315 3505 9/24/2020 10/24/2020 1,545.24 924316 3514 9/24/2020 10/24/2020 2,309.85 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 84 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Dorner Latin America S. de R.L. de C.V. / DOR011 Contact Person:Magda Rodriguez Phone:+52.33.30037400 924317 3525 9/24/2020 10/24/2020 89.10 924404 Intermedia 9/25/2020 10/25/2020 484.77 924405 Google ads 9/25/2020 10/25/2020 1,000.00 924406 Amer Paper & Pkg 9/25/2020 10/25/2020 2,320.56 924407 Quality Air Forwarding 9/25/2020 10/25/2020 425.00 924441 3475 9/25/2020 10/25/2020 5,629.24 924442 3508 9/25/2020 10/25/2020 85.05 924443 3515 9/25/2020 10/25/2020 2,656.93 924445 3533 9/25/2020 10/25/2020 108.19 924599 3539 9/28/2020 10/28/2020 1,511.00 924772 3450 9/29/2020 10/29/2020 16,998.21 924773 3463 9/29/2020 10/29/2020 4,996.96 924774 3497 9/29/2020 10/29/2020 601.60 924775 3527 9/29/2020 10/29/2020 861.60 924776 3524 9/29/2020 10/29/2020 2,134.62 924870 SoftwareOne 9/30/2020 10/30/2020 776.02 924964 3496 9/30/2020 10/30/2020 40,979.38 925098 3540 10/1/2020 10/31/2020 903.51 925220 3526 10/2/2020 11/1/2020 446.28 925322 3496 10/5/2020 11/4/2020 237.20 925456 3558 10/6/2020 11/5/2020 2,376.32 925600 3543 10/7/2020 11/6/2020 20,109.50 925601 3544 10/7/2020 11/6/2020 8,095.02 925745 3523 10/8/2020 11/7/2020 5,617.62 925746 3535 10/8/2020 11/7/2020 3,720.08 925747 3558 10/8/2020 11/7/2020 139.41 925748 3581 10/8/2020 11/7/2020 15,289.59 925881 3303 10/10/2020 11/9/2020 11,171.45 925882 3582 10/9/2020 11/8/2020 621.63 926014 3539 10/12/2020 11/11/2020 56.01 926015 3571 10/12/2020 11/11/2020 1,441.95 926289 3570. 10/14/2020 11/13/2020 1,597.19 926290 3585 10/14/2020 11/13/2020 515.51 926291 3586 10/14/2020 11/13/2020 190.42 926405 3577. 10/15/2020 11/14/2020 1,294.18 926522 3615 10/16/2020 11/15/2020 781.76 926523 3619 10/16/2020 11/15/2020 66.24 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 85 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Dorner Latin America S. de R.L. de C.V. / DOR011 Contact Person:Magda Rodriguez Phone:+52.33.30037400 926524 3622 10/16/2020 11/15/2020 227.23 926810 3520 10/20/2020 11/19/2020 427.67 926811 3592 10/20/2020 11/19/2020 77.44 926930 3537 10/21/2020 11/20/2020 1,000.80 926931 3608 10/21/2020 11/20/2020 939.02 927062 3606 10/22/2020 11/21/2020 1,046.90 927063 3610 10/22/2020 11/21/2020 1,119.61 927064 3621 10/22/2020 11/21/2020 188,444.22 927065 3612 10/22/2020 11/21/2020 935.29 927066 3450-warranty 10/22/2020 11/21/2020 145.75 927211 3588 10/23/2020 11/22/2020 236.22 927212 3640 10/23/2020 11/22/2020 183.05 927353 3577 10/26/2020 11/25/2020 6,329.34 927354 3623 10/26/2020 11/25/2020 565.78 927355 3659 10/26/2020 11/25/2020 909.55 927519 3523 10/27/2020 11/26/2020 667.29 927600 Intermedia 10/28/2020 11/27/2020 481.58 927602 Epicor 10/28/2020 11/27/2020 2,500.00 927603 Google Ads 10/28/2020 11/27/2020 1,000.00 927608 SoftwareOne 10/28/2020 11/27/2020 776.02 927669 3562 10/28/2020 11/27/2020 6,331.98 927670 3561 10/28/2020 11/27/2020 19,704.08 927671 3563 10/28/2020 11/27/2020 10,209.04 927672 3560 10/28/2020 11/27/2020 6,639.18 927673 3607 10/28/2020 11/27/2020 137.64 927674 3639 10/28/2020 11/27/2020 878.15 927675 3664 10/28/2020 11/27/2020 134.12 927779 CATO 10/29/2020 11/28/2020 856.60 927838 3626 10/29/2020 11/28/2020 1,865.52 927839 3671 10/29/2020 11/28/2020 969.55 927990 3611 10/30/2020 11/29/2020 19,640.57 927991 3614 10/30/2020 11/29/2020 5,246.42 927992 3644 10/30/2020 11/29/2020 857.66 927993 3665 10/30/2020 11/29/2020 2,713.50 928066 3658 10/31/2020 11/30/2020 15,216.12 928141 3572 11/2/2020 12/2/2020 1,401.60 928142 3680 11/2/2020 12/2/2020 11.10 928270 3527. 11/3/2020 12/3/2020 1,032.24 928271 3672 11/3/2020 12/3/2020 1,482.64 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 86 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Dorner Latin America S. de R.L. de C.V. / DOR011 Contact Person:Magda Rodriguez Phone:+52.33.30037400 928553 3546 11/5/2020 12/5/2020 17,808.00 928554 3513 11/5/2020 12/5/2020 5,977.39 928555 3689 11/5/2020 12/5/2020 1,859.83 928705 3647 11/6/2020 12/6/2020 1,229.97 928706 3669 11/6/2020 12/6/2020 390.15 928707 3679 11/6/2020 12/6/2020 2,240.55 928708 3698 11/6/2020 12/6/2020 191.94 928861 3581 11/9/2020 12/9/2020 14,652.00 928862 3621 11/9/2020 12/9/2020 35,303.98 928863 3657 11/9/2020 12/9/2020 780.70 929015 3701 11/10/2020 12/10/2020 36.90 929016 3702 11/10/2020 12/10/2020 534.74 929017 3715 11/10/2020 12/10/2020 51.42 929148 3634 11/11/2020 12/11/2020 7,969.30 929149 3700 11/11/2020 12/11/2020 1,314.14 929150 3716 11/11/2020 12/11/2020 138.00 929151 3717 11/11/2020 12/11/2020 41.74 929280 3534 11/12/2020 12/12/2020 5,574.44 929281 3643 11/12/2020 12/12/2020 4,393.48 929282 3647 11/12/2020 12/12/2020 30.06 929284 3720 11/12/2020 12/12/2020 1,068.81 929511 3689 11/16/2020 12/16/2020 1,010.49 929512 3724 11/16/2020 12/16/2020 597.59 929513 3737 11/16/2020 12/16/2020 563.05 929514 3740 11/16/2020 12/16/2020 91.03 929655 3685 11/17/2020 12/17/2020 32,215.66 929656 3699 11/17/2020 12/17/2020 3,039.10 929657 3748 11/17/2020 12/17/2020 31,300.34 929798 3613 11/18/2020 12/18/2020 3,216.99 929799 3697 11/18/2020 12/18/2020 2,950.72 929800 3645 11/18/2020 12/18/2020 404.25 929801 3738 11/18/2020 12/18/2020 4,819.65 929939 3746 11/19/2020 12/19/2020 859.50 929940 3749 11/19/2020 12/19/2020 993.68 930005 Epicor 11/20/2020 12/20/2020 400.00 930180 3756 11/23/2020 12/23/2020 570.50 930393 Epicor Maint 11/20/2020 12/20/2020 20,779.32 930398 Intermedia 11/20/2020 12/20/2020 482.77 930399 SoftwareOne 11/20/2020 12/20/2020 776.02 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 87 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Dorner Latin America S. de R.L. de C.V. / DOR011 Contact Person:Magda Rodriguez Phone:+52.33.30037400 930401 Google Ads 11/20/2020 12/20/2020 1,000.00 930440 3752 11/25/2020 12/25/2020 2,063.46 930442 3780 11/25/2020 12/25/2020 5,312.83 930443 3778 11/25/2020 12/25/2020 188.94 930444 3759 11/25/2020 12/25/2020 216.18 930445 3608- warranty 11/25/2020 12/25/2020 40.66 930505 CM 3468 11/30/2020 12/30/2020 -9,000.00 930735 3679 12/1/2020 12/31/2020 3,440.22 930737 3758 12/1/2020 12/31/2020 258.80 930738 3805 12/1/2020 12/31/2020 41.41 930739 3797 12/1/2020 12/31/2020 218.61 930862 3763 12/2/2020 1/1/2021 404.09 930863 3814 12/2/2020 1/1/2021 928.32 931002 3786 12/3/2020 1/2/2021 160.88 931003 3741 12/3/2020 1/2/2021 1,328.37 931084 3621 12/4/2020 1/3/2021 4,200.00 931133 3779 12/4/2020 1/3/2021 8,400.00 931263 3752 12/7/2020 1/6/2021 1,335.95 931264 3761 12/7/2020 1/6/2021 370.37 931265 3791 12/7/2020 1/6/2021 1,427.16 931266 3802 12/7/2020 1/6/2021 4,475.96 931267 3812 12/7/2020 1/6/2021 316.06 931268 3818 12/7/2020 1/6/2021 867.51 931384 3736 12/8/2020 1/7/2021 1,325.63 931385 3764 12/8/2020 1/7/2021 7,910.81 931386 3825 12/8/2020 1/7/2021 35.63 931553 3812 12/9/2020 1/8/2021 1,240.80 931809 3817 12/11/2020 1/10/2021 259.20 931810 3838 12/11/2020 1/10/2021 253.65 931811 3842 12/11/2020 1/10/2021 39.12 931944 3735 12/14/2020 1/13/2021 5,031.59 931945 3779 12/14/2020 1/13/2021 8,000.00 931946 3793 12/14/2020 1/13/2021 23,156.72 931947 3839 12/14/2020 1/13/2021 1,406.61 932077 3845 12/15/2020 1/14/2021 140.32 932078 3855 12/15/2020 1/14/2021 1,773.40 932229 3748 12/16/2020 1/15/2021 93,460.00 932230 3854 12/16/2020 1/15/2021 3,577.84 932231 3858 12/16/2020 1/15/2021 1,279.85 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 88 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Dorner Latin America S. de R.L. de C.V. / DOR011 Contact Person:Magda Rodriguez Phone:+52.33.30037400 932369 3838 12/17/2020 1/16/2021 523.16 932370 3859 12/17/2020 1/16/2021 1,401.87 932483 3875 12/18/2020 1/17/2021 412.88 932672 3819 12/21/2020 1/20/2021 677.11 932791 CATO 12/22/2020 1/21/2021 856.60 932843 3847 12/22/2020 1/21/2021 10,821.27 932844 3858 12/22/2020 1/21/2021 1,435.00 932845 3873 12/22/2020 1/21/2021 1,494.51 932930 SoftwareOne 12/22/2020 1/21/2021 776.02 932931 Google Ads 12/22/2020 1/21/2021 500.00 932934 Intermedia 12/22/2020 1/21/2021 484.24 933002 3694 12/23/2020 1/22/2021 4,426.36 933003 3739 12/23/2020 1/22/2021 164.75 933004 3793 12/23/2020 1/22/2021 33,486.83 933005 3822 12/23/2020 1/22/2021 1,206.10 933007 3875 12/23/2020 1/22/2021 154.08 933008 3874 12/23/2020 1/22/2021 806.36 933136 3891 12/28/2020 1/27/2021 908.20 933137 3893 12/28/2020 1/27/2021 3,661.71 933332 UR 12/29/2020 12/29/2020 -4,907.53 933431 3760 12/30/2020 1/29/2021 383.53 933432 3877 12/30/2020 1/29/2021 1,155.20 933433 3865 12/30/2020 1/29/2021 34.41 933434 3898 12/30/2020 1/29/2021 1,217.29 933435 WARRANTY - MULTIPLE 12/30/2020 1/29/2021 861.00 933686 3792 1/5/2021 2/4/2021 7,403.55 933687 3904 1/5/2021 2/4/2021 549.54 933688 3907 1/5/2021 2/4/2021 288.75 933799 3841 1/6/2021 2/5/2021 1,377.60 933800 WARRANTY- DEC SKIRTS 1/6/2021 2/5/2021 456.69 933931 3886 1/7/2021 2/6/2021 1,474.13 933932 3890 1/7/2021 2/6/2021 9,767.65 934063 3793 1/8/2021 2/7/2021 27.72 934064 3885 1/8/2021 2/7/2021 3,852.22 934065 3916 1/8/2021 2/7/2021 2,358.65 934178 3779 1/11/2021 2/10/2021 4,200.00 934179 3793 1/11/2021 2/10/2021 8,667.85 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 89 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Dorner Latin America S. de R.L. de C.V. / DOR011 Contact Person:Magda Rodriguez Phone:+52.33.30037400 934181 3876 1/11/2021 2/10/2021 6,170.00 934182 3868 1/11/2021 2/10/2021 47,180.18 934183 3929 1/11/2021 2/10/2021 57.51 934432 3871 1/13/2021 2/12/2021 1,155.31 934433 3933 1/13/2021 2/12/2021 1,116.31 934434 3938 1/13/2021 2/12/2021 124.64 934435 3954 1/13/2021 2/12/2021 273.61 934568 3934 1/14/2021 2/13/2021 1,974.56 934690 3779 1/15/2021 2/14/2021 4,200.00 934691 3868 1/15/2021 2/14/2021 68,681.04 934692 3961 1/15/2021 2/14/2021 194.99 934826 3793 1/18/2021 2/17/2021 832.10 934827 3868 1/18/2021 2/17/2021 73,113.88 934828 3892 1/18/2021 2/17/2021 69,285.99 934829 3901 1/18/2021 2/17/2021 1,909.71 934830 3959 1/18/2021 2/17/2021 2,460.46 934967 3895 1/19/2021 2/18/2021 188.90 934968 3968 1/19/2021 2/18/2021 231.88 934969 3958 1/19/2021 2/18/2021 18,000.00 935065 3958 1/19/2021 2/18/2021 18,000.00 935122 3966 1/20/2021 2/19/2021 3,770.91 935123 3973 1/20/2021 2/19/2021 6,787.55 935239 3957 1/21/2021 2/20/2021 8,367.02 935313 CATO 1/22/2021 2/21/2021 856.60 935314 SoftwareOne 1/22/2021 2/21/2021 197.13 935320 Intermedia 1/22/2021 2/21/2021 486.64 935381 3868 1/22/2021 2/21/2021 31,433.54 935382 3892 1/22/2021 2/21/2021 52,300.68 935383 3912 1/22/2021 2/21/2021 1,470.76 935384 3903 1/22/2021 2/21/2021 498.25 935519 3892 1/25/2021 2/24/2021 44,020.46 935520 3912 1/25/2021 2/24/2021 14,564.00 935521 3956 1/25/2021 2/24/2021 1,659.81 935522 3978 1/25/2021 2/24/2021 3,116.98 935523 3983 1/25/2021 2/24/2021 3,029.15 935524 3985 1/25/2021 2/24/2021 608.74 935525 3986 1/25/2021 2/24/2021 350.00 935651 3695 1/26/2021 2/25/2021 3,895.22 935652 3905 1/26/2021 2/25/2021 139.84 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 90 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Dorner Latin America S. de R.L. de C.V. / DOR011 Contact Person:Magda Rodriguez Phone:+52.33.30037400 935878 CATO 1/28/2021 2/27/2021 856.60 935925 3944 1/28/2021 2/27/2021 85,407.84 936122 3892 1/29/2021 2/28/2021 42,027.40 936123 3912 1/29/2021 2/28/2021 90,226.75 936124 3999 1/29/2021 2/28/2021 1,464.26 936290 3997 2/1/2021 3/3/2021 1,253.07 936408 3892 2/2/2021 3/4/2021 36,954.95 936409 3912 2/2/2021 3/4/2021 82,700.99 936410 3972 2/2/2021 3/4/2021 26,540.56 936411 4012 2/2/2021 3/4/2021 17,582.40 936542 3932 2/3/2021 3/5/2021 2,511.98 936543 3973 2/3/2021 3/5/2021 2,659.66 936544 3984 2/3/2021 3/5/2021 3,228.03 936697 3973 2/4/2021 3/6/2021 3,437.92 936698 3979 2/4/2021 3/6/2021 1,205.13 936700 3998 2/4/2021 3/6/2021 4,336.90 936823 3995 2/5/2021 3/7/2021 3,456.76 937076 3986 2/9/2021 3/11/2021 1,050.00 937077 4016 2/9/2021 3/11/2021 2,466.08 937189 3892 2/10/2021 3/12/2021 2,401.42 937190 3912 2/10/2021 3/12/2021 31,556.32 937191 3972 2/10/2021 3/12/2021 104,027.43 937192 4003 2/10/2021 3/12/2021 5,643.66 937193 4009 2/10/2021 3/12/2021 838.21 937194 4020 2/10/2021 3/12/2021 8,872.23 937195 4030 2/10/2021 3/12/2021 70.11 937341 3955 2/11/2021 3/13/2021 4,992.38 937342 4015 2/11/2021 3/13/2021 703.80 937343 4017 2/11/2021 3/13/2021 5,153.38 937489 3908 2/12/2021 3/14/2021 9,699.70 937490 4029 2/12/2021 3/14/2021 593.11 937654 3780 2/15/2021 3/17/2021 4,571.84 937655 3912 2/15/2021 3/17/2021 17,707.50 937656 3972 2/15/2021 3/17/2021 35,895.50 937657 3998 2/15/2021 3/17/2021 1,390.36 937658 4003 2/15/2021 3/17/2021 1,926.10 937659 4017 2/15/2021 3/17/2021 162.00 937660 4021 2/15/2021 3/17/2021 1,257.22 937661 4040 2/15/2021 3/17/2021 803.70 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 91 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Dorner Latin America S. de R.L. de C.V. / DOR011 Contact Person:Magda Rodriguez Phone:+52.33.30037400 937662 4052 2/15/2021 3/17/2021 338.24 937849 3912 2/16/2021 3/18/2021 839.52 937850 3972 2/16/2021 3/18/2021 13,628.57 937851 4003 2/16/2021 3/18/2021 67,068.01 937852 4020 2/16/2021 3/18/2021 12,997.24 937853 4038 2/16/2021 3/18/2021 100.58 937854 4042 2/16/2021 3/18/2021 910.20 937855 4047 2/16/2021 3/18/2021 2,350.80 937856 4051 2/16/2021 3/18/2021 20.17 937995 3942 2/17/2021 3/19/2021 5,003.49 937996 3977 2/17/2021 3/19/2021 707.79 937997 3982 2/17/2021 3/19/2021 1,398.09 938130 3780 2/18/2021 3/20/2021 3,749.16 938131 3892 2/18/2021 3/20/2021 9,040.06 938132 3912 2/18/2021 3/20/2021 6,720.00 938133 3967 2/18/2021 3/20/2021 13,977.20 938134 3972 2/18/2021 3/20/2021 30,177.89 938135 4003 2/18/2021 3/20/2021 5,498.34 938136 4016 2/18/2021 3/20/2021 236.60 938137 4020 2/18/2021 3/20/2021 61,607.79 938215 Intermedia 2/19/2021 3/21/2021 484.82 938217 SoftwareOne 2/19/2021 3/21/2021 559.06 938222 SoftwareOne 2/19/2021 3/21/2021 559.06 938227 Google 2/19/2021 3/21/2021 500.00 938284 4019 2/19/2021 3/21/2021 104.03 938416 3986 2/22/2021 3/24/2021 700.00 938417 4002 2/22/2021 3/24/2021 3,996.65 938418 4031 2/22/2021 3/24/2021 2,100.00 938571 4018 2/23/2021 3/25/2021 2,726.53 938572 4048 2/23/2021 3/25/2021 194.57 938573 4069 2/23/2021 3/25/2021 5,239.02 938574 4071 2/23/2021 3/25/2021 2,626.27 938575 4077 2/23/2021 3/25/2021 65.09 938576 4080 2/23/2021 3/25/2021 118.72 938695 3972 2/24/2021 3/26/2021 7,569.36 938696 4003 2/24/2021 3/26/2021 51,494.95 938697 4011 2/24/2021 3/26/2021 5,936.00 938698 4020 2/24/2021 3/26/2021 37,261.35 938699 4036 2/24/2021 3/26/2021 11,259.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 92 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Dorner Latin America S. de R.L. de C.V. / DOR011 Contact Person:Magda Rodriguez Phone:+52.33.30037400 938700 4076 2/24/2021 3/26/2021 885.29 938831 4069 2/25/2021 3/27/2021 547.27 938908 3974 2/24/2021 3/26/2021 68,376.00 938909 4013 2/24/2021 3/26/2021 192,677.73 938992 4054 2/26/2021 3/28/2021 4,459.37 938993 4074 2/26/2021 3/28/2021 692.63 Customer Total: (DOR011) 4,287,743.48 1,198,871.32 623,044.57 227,354.40 263,082.12 372,164.89 1,603,226.18 Customer: Driv Automotive Inc / DRI014 Contact Person:APM Invoices Phone:937-781-4940 937348 0116- 4501854430 2/11/2021 3/13/2021 560.00 Customer Total: (DRI014) 560.00 560.00 0.00 0.00 0.00 0.00 0.00 Customer: DSSI / DSS001 Contact Person:Accounts Payable Phone:248-208-8375 936125 DS2243115-7 1/29/2021 3/30/2021 346.00 937079 DS2245946 2/9/2021 4/10/2021 365.00 938288 PO10157246 2/19/2021 4/20/2021 378.00 938423 DS2249426-3 2/22/2021 4/23/2021 359.00 Customer Total: (DSS001) 1,448.00 1,448.00 0.00 0.00 0.00 0.00 0.00 Customer: Du-Co Ceramics Company / DUC001 Contact Person:Accounts Payable Phone:724-352-1511 936548 155312 2/3/2021 3/5/2021 891.11 Customer Total: (DUC001) 891.11 891.11 0.00 0.00 0.00 0.00 0.00 Customer: DW Fritz / DWF007 Contact Person:APM Invoices Phone:503-598-9393 933436 143947 12/30/2020 1/29/2021 1,700.00 936042 CM 143947 1/29/2021 2/28/2021 -425.00 936126 145341 1/29/2021 2/28/2021 43.43 936414 145446 2/2/2021 3/4/2021 55.80 938289 145274 2/19/2021 3/21/2021 24,749.81 Customer Total: (DWF007) 26,124.04 24,424.04 1,700.00 0.00 0.00 0.00 0.00 Customer: DXP Enterprises Inc / DXP001 Contact Person:Accounts Payable Phone:713-996-3460 937666 7320205 2/15/2021 3/17/2021 3,287.48 Customer Total: (DXP001) 3,287.48 3,287.48 0.00 0.00 0.00 0.00 0.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 93 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Eastern Sintered Alloys / EAS011 Contact Person:Elaine Hoffman Phone:814-834-1216 x222 936127 58747 1/29/2021 2/28/2021 183.22 Customer Total: (EAS011) 183.22 183.22 0.00 0.00 0.00 0.00 0.00 Customer: Eckert Machines Inc / ECK001 Contact Person:Accounts Payable Phone:905-356-8356 934834 506- PO03006043 1/18/2021 2/17/2021 664.70 935126 65- 4811230941 1/20/2021 2/19/2021 42.12 937667 65- 4811313746 2/15/2021 3/17/2021 629.35 Customer Total: (ECK001) 1,336.17 629.35 706.82 0.00 0.00 0.00 0.00 Customer: Electro Mechanical Handling Inc / ELE028 Contact Person:Robin Sites Phone:434-237-2966 936827 0030684 2/5/2021 3/7/2021 295.23 938425 0030717 2/22/2021 3/24/2021 295.23 938834 0030732 2/25/2021 3/27/2021 295.23 Customer Total: (ELE028) 885.69 885.69 0.00 0.00 0.00 0.00 0.00 Customer: Elite Automation / ELI016 Contact Person:Accounting Phone:833-473-5483 936216 1143 1/30/2021 3/1/2021 10,122.63 Customer Total: (ELI016) 10,122.63 10,122.63 0.00 0.00 0.00 0.00 0.00 Customer: Engage Technologies Corporation / ENG030 Contact Person:Deanna Prince Phone:800-877-5658 938835 052180 2/25/2021 3/27/2021 1,099.90 Customer Total: (ENG030) 1,099.90 1,099.90 0.00 0.00 0.00 0.00 0.00 Customer: Engineered Packaging Systems, Inc. / ENG029 Contact Person:Debra Young Phone:636-227-8600 936416 19748 2/2/2021 3/4/2021 164.05 Customer Total: (ENG029) 164.05 164.05 0.00 0.00 0.00 0.00 0.00 Customer: Engineered Pkg Solutions LLC / ENG007 Contact Person:Debbie Brescia - Invoices Phone:630-495-7600 934646 CM 16-2020-2456 1/15/2021 2/14/2021 -407.74 935657 16-50213- 17227-A 1/26/2021 2/25/2021 26.11 935799 16-1119753-A 1/27/2021 2/26/2021 140.15 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 94 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Engineered Pkg Solutions LLC / ENG007 Contact Person:Debbie Brescia - Invoices Phone:630-495-7600 935931 10- BA01621EPS- B 1/28/2021 2/27/2021 1,721.26 936128 11-SEG- SCP0023614 1/29/2021 2/28/2021 1,153.33 936129 16-37334-A 1/29/2021 2/28/2021 649.95 936293 16- 4502906155M- A 2/1/2021 3/3/2021 1,811.05 936294 11- 4500678656 2/1/2021 3/3/2021 361.89 936415 11-32503 2/2/2021 3/4/2021 839.49 936704 16- 4502927523M- A 2/4/2021 3/6/2021 369.75 936705 16-1123495-A 2/4/2021 3/6/2021 828.37 936828 16-1117150-A 2/5/2021 3/7/2021 4,667.84 936829 16-1119807-A 2/5/2021 3/7/2021 1,176.49 936830 16-1120424-A 2/5/2021 3/7/2021 1,454.04 936968 16- 4502929991M- A 2/8/2021 3/10/2021 159.00 937036 11-277626-A 2/4/2021 3/6/2021 1,098.70 937080 16- 4502929991M- A 2/9/2021 3/11/2021 209.00 937206 10-441964 (DAR) 2/10/2021 3/12/2021 944.91 937207 16-02092021- A 2/10/2021 3/12/2021 290.07 937350 11-59758- OS- A 2/11/2021 3/13/2021 768.23 937492 16- 4201609235-A 2/12/2021 3/14/2021 8,729.25 937668 16- 4502932394M- A 2/15/2021 3/17/2021 329.11 937787 16-1127689-A 2/16/2021 2/26/2021 40,559.40 937859 10-443652 (Darien) 2/16/2021 3/18/2021 151.78 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 95 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Engineered Pkg Solutions LLC / ENG007 Contact Person:Debbie Brescia - Invoices Phone:630-495-7600 937860 16- 4502933137M- A 2/16/2021 3/18/2021 163.80 938001 16-1120153-A 2/17/2021 3/19/2021 3,371.25 938141 16- 4502878476M- A 2/18/2021 3/20/2021 463.65 938142 16- 4502933357M- A 2/18/2021 3/20/2021 985.61 938426 11-18304-A 2/22/2021 3/24/2021 11,299.60 938427 16-1104823- A2 2/22/2021 3/24/2021 5,749.16 938428 19-Wiegel- CO464-A 2/22/2021 3/24/2021 1,839.89 938429 19-Wiegel- C0465-A 2/22/2021 3/24/2021 1,840.00 938579 10-443135 (DAR) 2/23/2021 3/25/2021 457.74 938580 16-E 17141 2/23/2021 3/25/2021 624.97 938702 11-277674-A 2/24/2021 3/26/2021 3,242.25 938998 16- 4502927509M- A 2/26/2021 3/28/2021 4,287.07 938999 16-E16968-A 2/26/2021 3/28/2021 2,826.31 939000 16-HP-MNT- 81374 2/26/2021 3/28/2021 1,035.07 939001 11- 4500689199-A 2/26/2021 3/28/2021 1,551.54 Customer Total: (ENG007) 107,769.34 65,730.16 42,039.18 0.00 0.00 0.00 0.00 Customer: Erie Tec Inc / ERI004 Contact Person:Accounts Payable Phone:814-878-1500 938002 AL1242403 2/17/2021 3/19/2021 159.00 Customer Total: (ERI004) 159.00 159.00 0.00 0.00 0.00 0.00 0.00 Customer: ESI Ergonomic Solutions Inc / ESI001 Contact Person:Jessica Phone:316-773-5400 937669 1173-21-01 2/15/2021 3/17/2021 292.80 Customer Total: (ESI001) 292.80 292.80 0.00 0.00 0.00 0.00 0.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 96 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: ESS Technologies Incorporated / ESS001 Contact Person:Teresa Moore Phone:540-961-5716 934187 30806 1/11/2021 2/10/2021 49,125.84 934308 30806 1/12/2021 2/11/2021 300.32 936043 CM 30806 1/29/2021 2/28/2021 -14,363.10 936211 CM 30806 1/30/2021 3/1/2021 -300.32 936706 31476 2/3/2021 3/5/2021 7,939.80 Customer Total: (ESS001) 42,702.54 -6,723.62 49,426.16 0.00 0.00 0.00 0.00 Customer: Eteros Technologies / ETE002 Contact Person:Accounting Phone:866.874.6244 931394 PO-04532 12/8/2020 2/6/2021 991.50 931817 PO-04439 12/11/2020 2/9/2021 9,078.53 931818 PO-04443 12/11/2020 2/9/2021 6,102.00 932081 PO-04641 12/15/2020 2/13/2021 746.40 933808 PO-04605 1/6/2021 3/7/2021 10,101.60 935245 PO-04685 1/21/2021 3/22/2021 937.23 935391 PO-04829 1/22/2021 3/23/2021 373.20 935932 PO-04810 1/28/2021 3/29/2021 616.98 937208 PO-04805 2/10/2021 4/11/2021 780.00 938581 PO-04783 2/23/2021 4/24/2021 25,908.93 Customer Total: (ETE002) 55,636.37 38,717.94 16,918.43 0.00 0.00 0.00 0.00 Customer: Excel Packaging Systems Inc / EXC003 Contact Person:Shelley Berning Phone:503-385-6933 933877 CM 1/7/2021 2/6/2021 -3,650.00 934136 CM 1/11/2021 2/10/2021 -1,028.68 935800 53056-00 1/27/2021 2/26/2021 56,744.00 936417 63806 2/2/2021 3/4/2021 432.00 936418 8100114696 2/2/2021 3/4/2021 249.75 936707 706899-001 2/4/2021 3/6/2021 166.29 936708 706547-001 2/4/2021 3/6/2021 119.27 937209 1666210-0 2/10/2021 3/12/2021 2,054.00 937210 2101-001350 2/10/2021 3/12/2021 2,000.18 937351 24 2/11/2021 3/13/2021 4,225.85 937352 8100114961 2/11/2021 3/13/2021 574.50 937494 63806 2/12/2021 3/14/2021 432.00 937670 CHRIS-1 2/15/2021 3/17/2021 501.00 937671 8100115080 2/15/2021 3/17/2021 751.50 937862 21-NKE03-02 2/16/2021 3/18/2021 9,837.28 937863 8100115052 2/16/2021 3/18/2021 185.25 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 97 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Excel Packaging Systems Inc / EXC003 Contact Person:Shelley Berning Phone:503-385-6933 937864 P15936 2/16/2021 3/18/2021 253.60 938291 4500072842 2/19/2021 3/21/2021 1,200.09 938292 706965-001 2/19/2021 3/21/2021 719.93 938703 P15939 2/24/2021 3/26/2021 7,636.26 939002 38209 2/26/2021 3/28/2021 645.39 939003 P0281298 2/26/2021 3/28/2021 378.75 Customer Total: (EXC003) 84,428.21 32,362.89 52,065.32 0.00 0.00 0.00 0.00 Customer: Fameccanica North America Inc / FAM005 Contact Person:Accounting Phone:513.645.9902 935530 6200025522 1/25/2021 3/11/2021 320.60 937495 6200025880 2/12/2021 3/29/2021 470.25 Customer Total: (FAM005) 790.85 790.85 0.00 0.00 0.00 0.00 0.00 Customer: Fastenal Company / FAS016 Contact Person:Accounts Payable Inventory Phone:877-327-8362 844033 CM 3/5/2018 4/4/2018 -55.65 910269 UR 4/7/2020 4/7/2020 -16.39 935246 AFOH1859 1/21/2021 2/20/2021 12.11 936295 AFOH1887 2/1/2021 3/3/2021 173.00 936709 MBMO8034 2/4/2021 3/6/2021 156.57 936969 HCDR0136 2/8/2021 3/10/2021 124.42 938143 BAVA0932 2/18/2021 3/20/2021 651.10 Customer Total: (FAS016) 1,045.16 1,105.09 12.11 0.00 0.00 0.00 -72.04 Customer: Feintool Cincinnati Inc / FEI004 Contact Person:Sylvia Nadler Phone:513-247-0110 X4044 936419 155217 2/2/2021 3/4/2021 2,921.49 936420 155321 2/2/2021 3/4/2021 588.78 937672 155570 2/15/2021 3/17/2021 1,068.62 938582 155379 2/23/2021 3/25/2021 2,009.52 938583 155542 2/23/2021 3/25/2021 7,845.37 938836 155793 2/25/2021 3/27/2021 129.46 939004 155803 2/26/2021 3/28/2021 1,521.17 939005 155805 2/26/2021 3/28/2021 434.88 Customer Total: (FEI004) 16,519.29 16,519.29 0.00 0.00 0.00 0.00 0.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 98 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Fiero Fluid Power Inc - CO / FIE006 Contact Person:Accounts Payable Phone:303-431-3600 935393 4911753-00 1/22/2021 2/21/2021 494.65 935531 4911797-00 1/25/2021 2/24/2021 26.86 936421 4910876-00 2/2/2021 3/4/2021 11,738.60 936422 4911245-00 2/2/2021 3/4/2021 4,037.53 936550 4911694-00 2/3/2021 3/5/2021 1,613.14 936831 4912216-00 2/5/2021 3/7/2021 76.08 936970 4911010-00 2/8/2021 3/10/2021 18,086.31 936971 4912173-00 2/8/2021 3/10/2021 395.89 937496 4912412-00 2/12/2021 3/14/2021 631.48 937865 4912473-00 2/16/2021 3/18/2021 771.32 938004 4911935-00 2/17/2021 3/19/2021 8,051.33 938005 4912605-00 2/17/2021 3/19/2021 448.44 938430 4912699-00 2/22/2021 3/24/2021 568.10 938705 4912812-00 2/24/2021 3/26/2021 92.25 938837 4910270-00 2/25/2021 3/27/2021 41,445.23 938838 4912799-00 2/25/2021 3/27/2021 125.66 938839 4912866-00 2/25/2021 3/27/2021 230.79 938940 CM 4908129-00 2/26/2021 3/28/2021 -56.74 939006 4910270-00 2/26/2021 3/28/2021 15,622.68 939074 4910876-00 2/27/2021 3/29/2021 2,450.00 939075 CM 4908129-00 2/27/2021 3/29/2021 -181.50 Customer Total: (FIE006) 106,668.10 106,146.59 521.51 0.00 0.00 0.00 0.00 Customer: Fiero Fluid Power- UT / FIE007 Contact Person:Accounts Payable Phone:801-567-1188 935394 4607313-00 1/22/2021 2/21/2021 452.40 935802 4606939-00 1/27/2021 2/26/2021 1,056.00 937211 4607716-00 2/10/2021 3/12/2021 71.81 937673 4607794-00 2/15/2021 3/17/2021 481.50 937674 4607804-00 2/15/2021 3/17/2021 274.50 937675 4607806-00 2/15/2021 3/17/2021 549.00 938706 4607667-00 2/24/2021 3/26/2021 6,532.86 938707 4607647-00 2/24/2021 3/26/2021 8,816.27 938840 4607923-00 2/25/2021 3/27/2021 4,651.40 938939 CM 4607647-00 2/26/2021 3/28/2021 -612.77 939007 4607751-00 2/26/2021 3/28/2021 1,496.89 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 99 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Fiero Fluid Power- UT / FIE007 Contact Person:Accounts Payable Phone:801-567-1188 939008 4607844-00 2/26/2021 3/28/2021 2,451.00 Customer Total: (FIE007) 26,220.86 24,712.46 1,508.40 0.00 0.00 0.00 0.00 Customer: Fitz-Thors Engineering, Inc. / FIT003 Contact Person:Billing Phone:205-383-4430 914767 CM 4846 6/10/2020 7/25/2020 -1,475.00 Customer Total: (FIT003) -1,475.00 0.00 0.00 0.00 0.00 0.00 -1,475.00 Customer: Flexible Conveyor Systems Inc / FLE006 Contact Person:Lisa OKeefe Phone:804-897-9572 937498 5842 2/12/2021 3/14/2021 243.20 938006 5847 2/17/2021 3/19/2021 61.29 Customer Total: (FLE006) 304.49 304.49 0.00 0.00 0.00 0.00 0.00 Customer: Flex-Line Automation Inc / FLE038 Contact Person:Cathy Rinne Phone:618-826-5086 938293 21191D 2/19/2021 3/21/2021 3,356.45 939009 21187S 2/26/2021 3/28/2021 4,004.36 Customer Total: (FLE038) 7,360.81 7,360.81 0.00 0.00 0.00 0.00 0.00 Customer: Flextronics Canada Design Services / FLE049 Contact Person:APM Invoices Phone:613-895-2050 885799 CM SP0003949 6/28/2019 7/28/2019 -628.00 Customer Total: (FLE049) -628.00 0.00 0.00 0.00 0.00 0.00 -628.00 Customer: Flores Automation LLC / FLO020 Contact Person:Cindy Trinwith Phone:262--682-4229 x109 936551 3573 2/3/2021 3/5/2021 4,855.56 937676 3668.2-5 2/15/2021 3/17/2021 4,897.70 Customer Total: (FLO020) 9,753.26 9,753.26 0.00 0.00 0.00 0.00 0.00 Customer: Flying Food Group / FLY002 Contact Person:Accounts Payable Phone:817-416-2525 934446 14696 1/13/2021 2/12/2021 562.64 Customer Total: (FLY002) 562.64 0.00 562.64 0.00 0.00 0.00 0.00 Customer: Foerster Systems / FOE001 Contact Person:Gloria Irvine Phone:412-788-8976 x2119 936710 05073F 2/4/2021 3/6/2021 2,260.61 936972 05102F 2/8/2021 3/10/2021 57.93 937212 05080F 2/10/2021 3/12/2021 1,029.54 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 100 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Foerster Systems / FOE001 Contact Person:Gloria Irvine Phone:412-788-8976 x2119 937677 05067f 2/15/2021 3/17/2021 1,933.30 Customer Total: (FOE001) 5,281.38 5,281.38 0.00 0.00 0.00 0.00 0.00 Customer: Fort Recovery Industries Inc / FOR039 Contact Person:Alissa G Phone:419-375-4121 936423 98951 2/2/2021 3/4/2021 724.00 Customer Total: (FOR039) 724.00 724.00 0.00 0.00 0.00 0.00 0.00 Customer: Franklin Automation Inc / FRA026 Contact Person:APM Invoices Phone:800-238-7500 934697 PO64380 1/15/2021 2/14/2021 337.46 935660 PO65401 1/26/2021 2/25/2021 285.13 936424 PO65785 2/2/2021 3/4/2021 137.79 936833 PO66001 2/5/2021 3/7/2021 408.00 937213 PO66139 2/10/2021 3/12/2021 390.43 937354 PO66246 2/11/2021 3/13/2021 91.29 937678 PO66346 2/15/2021 3/17/2021 304.59 Customer Total: (FRA026) 1,954.69 1,332.10 622.59 0.00 0.00 0.00 0.00 Customer: Franklin Automation, Inc. / FRA005 Contact Person:Anna Seidelman Phone:630-466-1900 932861 25794 12/22/2020 1/21/2021 5,572.50 936131 25836 1/29/2021 2/28/2021 5,770.43 Customer Total: (FRA005) 11,342.93 5,770.43 0.00 5,572.50 0.00 0.00 0.00 Customer: Frito-Lay Canada / FRI020 Contact Person:Accounts Payable Phone:902-681-2914 938294 AV-30684 2/19/2021 4/20/2021 332.00 Customer Total: (FRI020) 332.00 332.00 0.00 0.00 0.00 0.00 0.00 Customer: Frito-Lay Inc / FRI010 Contact Person:Accounts Payable Phone: 934072 AV-45145 1/8/2021 3/9/2021 816.37 935249 AV-45245 1/21/2021 3/22/2021 219.53 936553 AV-45307 2/3/2021 4/4/2021 381.58 936973 AV-45349 2/8/2021 4/9/2021 468.24 938431 AV-45421 2/22/2021 4/23/2021 571.38 Customer Total: (FRI010) 2,457.10 2,457.10 0.00 0.00 0.00 0.00 0.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 101 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Garvey Corporation / GAR003 Contact Person:Accounting Phone:609-561-2450 934313 P79408 1/12/2021 2/11/2021 2,881.62 Customer Total: (GAR003) 2,881.62 0.00 2,881.62 0.00 0.00 0.00 0.00 Customer: General Mills / GEN061 Contact Person: Phone:763-293-2512 934978 7000274947 1/19/2021 2/18/2021 63.41 936974 7000274947-1 2/8/2021 3/10/2021 56.90 937679 7000283586 2/15/2021 3/17/2021 91.66 Customer Total: (GEN061) 211.97 148.56 63.41 0.00 0.00 0.00 0.00 Customer: George A. Wright & Son Ltd. / GEO037 Contact Person:Vishnu Panday Phone:416-261-6499 X112 937866 74833 2/16/2021 3/18/2021 1,916.90 Customer Total: (GEO037) 1,916.90 1,916.90 0.00 0.00 0.00 0.00 0.00 Customer: GKN Sinter Metals / GKN008 Contact Person:Misty Dunn Phone:740-441-3245 936425 361004945 2/2/2021 3/4/2021 385.59 Customer Total: (GKN008) 385.59 385.59 0.00 0.00 0.00 0.00 0.00 Customer: GKN Sinter Metals Inc / GKN018 Contact Person:Misty Dunn Phone: 936296 361004994 2/1/2021 3/3/2021 398.70 Customer Total: (GKN018) 398.70 398.70 0.00 0.00 0.00 0.00 0.00 Customer: Global Manufacturing Inc. / GLO028 Contact Person:Rocio Vazquez Phone:915-845-8037 929347 CM 11/13/2020 12/13/2020 -1,217.20 Customer Total: (GLO028) -1,217.20 0.00 0.00 0.00 -1,217.20 0.00 0.00 Customer: Golden State Medical Supply / GOL020 Contact Person:Elvia Camberos Phone:805-477-9866 x279 934447 27833 1/13/2021 2/12/2021 1,404.02 Customer Total: (GOL020) 1,404.02 0.00 1,404.02 0.00 0.00 0.00 0.00 Customer: Grainger, SPS-Webforms / GRA064 Contact Person:Website Invoicing SPS Phone:847-647-3422 925759 4630258215 10/8/2020 11/7/2020 186.87 Customer Total: (GRA064) 186.87 0.00 0.00 0.00 0.00 186.87 0.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 102 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Graphic Packaging Intl LLC / GRA001 Contact Person:Accounts Payable Phone:903-796-1619 935250 12164779 1/21/2021 3/7/2021 1,140.39 936132 12166152 1/29/2021 3/15/2021 1,984.51 936711 12166971 2/4/2021 3/21/2021 1,240.28 Customer Total: (GRA001) 4,365.18 4,365.18 0.00 0.00 0.00 0.00 0.00 Customer: Greif dba Caraustar Industries / GRE123 Contact Person:Shared Services Phone:770-799-3810 899730 Credit Card 10/11/19 12/5/2019 12/5/2019 -419.41 Customer Total: (GRE123) -419.41 0.00 0.00 0.00 0.00 0.00 -419.41 Customer: GR-X Manufacturing / GRX001 Contact Person:Kevin O'Connor Phone:616-541-7420 937680 13211 2/15/2021 3/17/2021 271.13 937867 13211 2/16/2021 3/18/2021 234.31 938295 13074 2/19/2021 3/21/2021 12,966.55 Customer Total: (GRX001) 13,471.99 13,471.99 0.00 0.00 0.00 0.00 0.00 Customer: Hahn Automation Inc / HAH001 Contact Person:Accounts Payable Phone:859-283-1820 938841 43578 2/25/2021 3/27/2021 834.85 Customer Total: (HAH001) 834.85 834.85 0.00 0.00 0.00 0.00 0.00 Customer: Harland Clarke / HAR048 Contact Person:Accounts Payable Phone: 936834 4500328754 2/5/2021 3/7/2021 3,166.00 Customer Total: (HAR048) 3,166.00 3,166.00 0.00 0.00 0.00 0.00 0.00 Customer: Harmony Foods Corp dba Santa Cruz Ntrtnls LLC / HAR022 Contact Person:Lalaine Delfin Phone:831-471-3152 933941 PO-30,175 1/7/2021 2/21/2021 54,037.88 Customer Total: (HAR022) 54,037.88 0.00 54,037.88 0.00 0.00 0.00 0.00 Customer: Hart Design & Mfg / HAR096 Contact Person:Peggy Mohnen Phone:920-468-5927 938296 37172 2/19/2021 3/21/2021 4,774.80 Customer Total: (HAR096) 4,774.80 4,774.80 0.00 0.00 0.00 0.00 0.00 Customer: Hartfiel Automation SA / HAR007 Contact Person:Accounts Payable Phone:540-898-4511 930815 CM 12/2/2020 1/1/2021 -274.50 Customer Total: (HAR007) -274.50 0.00 0.00 -274.50 0.00 0.00 0.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 103 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Hartness / HAR099 Contact Person: Phone:864.297.1200 917981 CM 12/30/2020 1/29/2021 -183.04 Customer Total: (HAR099) -183.04 0.00 -183.04 0.00 0.00 0.00 0.00 Customer: Hearthside Food Solutions / HEA028 Contact Person:Accounts Payable Phone:630-967-3600 914231 CM 399229 6/3/2020 7/3/2020 -1,548.50 935936 4600314267 1/28/2021 2/27/2021 3,969.38 935937 4600314260 1/28/2021 2/27/2021 4,548.86 936297 4600316113 2/1/2021 3/3/2021 578.71 938842 4600317347 2/25/2021 3/27/2021 561.71 Customer Total: (HEA028) 8,110.16 1,140.42 8,518.24 0.00 0.00 0.00 -1,548.50 Customer: Heat and Control Inc / HEA003 Contact Person: Phone:510-259-0500 934769 CM 1/18/2021 2/17/2021 -1,381.10 Customer Total: (HEA003) -1,381.10 0.00 -1,381.10 0.00 0.00 0.00 0.00 Customer: Heidelberg USA / HEI003 Contact Person:Accounts Payable Phone:770-419-6500 936134 4560594844 1/29/2021 2/28/2021 62.88 936554 4560606971 2/3/2021 3/5/2021 566.40 Customer Total: (HEI003) 629.28 629.28 0.00 0.00 0.00 0.00 0.00 Customer: Hei-Tek Automation / HEI014 Contact Person:Accounts Payable Phone:602-269-7931 936835 1095808 2/5/2021 3/7/2021 361.20 937681 1095775 2/15/2021 3/17/2021 12,519.83 938708 1096314 2/24/2021 3/26/2021 271.95 Customer Total: (HEI014) 13,152.98 13,152.98 0.00 0.00 0.00 0.00 0.00 Customer: Hengst of North America / HEN014 Contact Person:Accounts Payable Phone:803-432-5992 937083 4500683815 2/9/2021 3/11/2021 3,712.30 Customer Total: (HEN014) 3,712.30 3,712.30 0.00 0.00 0.00 0.00 0.00 Customer: Herman Miller Incorporated / HER007 Contact Person:A/P Phone:616-654-3000 937868 X114933 2/16/2021 3/18/2021 236.11 Customer Total: (HER007) 236.11 236.11 0.00 0.00 0.00 0.00 0.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 104 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Hermitage Automation & Controls / HER035 Contact Person:Linh - Invoices Phone:800-969-3030 934983 00252540 1/19/2021 2/18/2021 453.73 935397 00252711 1/22/2021 2/21/2021 435.00 935535 00252475 1/25/2021 2/24/2021 6,187.50 935939 00252136 1/28/2021 2/27/2021 20,662.50 935940 00252530 1/28/2021 2/27/2021 2,064.60 936427 00253109 2/2/2021 3/4/2021 264.38 936555 00253201 2/3/2021 3/5/2021 264.38 936713 00253233 2/3/2021 3/5/2021 1,658.19 936836 00253319 2/5/2021 3/7/2021 507.82 936976 00253381 2/8/2021 3/10/2021 439.88 937500 00251998 2/12/2021 3/14/2021 5,073.45 937501 00251996 2/12/2021 3/14/2021 5,044.00 937502 00253529 2/12/2021 3/14/2021 318.75 937503 00253571 2/12/2021 3/14/2021 235.45 937869 00253456 2/16/2021 3/18/2021 428.75 938007 00253739 2/17/2021 3/19/2021 304.31 938146 00251647 2/18/2021 3/20/2021 36,333.66 938843 00253951 2/25/2021 3/27/2021 500.25 938844 00254022 2/25/2021 3/27/2021 49.57 939010 00254046 2/26/2021 3/28/2021 70.50 Customer Total: (HER035) 81,296.67 51,493.34 29,803.33 0.00 0.00 0.00 0.00 Customer: Hershey Company, The / HER025 Contact Person:Accounts Payable Phone:717-534-5657 931561 4502810441 12/9/2020 3/9/2021 49.20 932493 4502811820 12/18/2020 3/18/2021 1,184.55 932863 4502811151 12/22/2020 3/22/2021 4,469.25 933014 4502809415 12/23/2020 3/23/2021 16,282.00 933015 4502811140 12/23/2020 3/23/2021 3,585.40 933016 4502814728 12/23/2020 3/23/2021 1,907.00 933275 4502809415 12/29/2020 3/29/2021 2,441.00 933443 4502809432 12/29/2020 3/29/2021 16,722.94 933943 4502811159 1/7/2021 4/7/2021 4,203.65 934073 4502811156 1/8/2021 4/8/2021 2,937.05 934450 4502827374 1/13/2021 4/13/2021 180.70 935938 4502836433 1/28/2021 4/28/2021 165.75 936298 4502803572 2/1/2021 5/2/2021 549.00 936426 4502811159 2/2/2021 5/3/2021 1,091.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 105 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Hershey Company, The / HER025 Contact Person:Accounts Payable Phone:717-534-5657 936712 4502841476 2/4/2021 5/5/2021 1,208.70 937355 4502845319 2/11/2021 5/12/2021 183.78 937499 4502847027 2/12/2021 5/13/2021 386.00 938145 4502850388 2/18/2021 5/19/2021 85.00 Customer Total: (HER025) 57,631.97 57,631.97 0.00 0.00 0.00 0.00 0.00 Customer: HM Cross & Sons Inc / HMC002 Contact Person:Accounts Payable Phone:585-424-5500 934452 75566 1/13/2021 2/12/2021 189.71 934579 75547 1/14/2021 2/13/2021 345.15 934580 75577 1/14/2021 2/13/2021 1,888.50 934843 75589 1/18/2021 2/17/2021 1.76 934984 75588 1/19/2021 2/18/2021 220.50 934985 75593 1/19/2021 2/18/2021 156.43 935129 75589 1/20/2021 2/19/2021 15.86 935130 75602 1/20/2021 2/19/2021 190.62 935251 75597 1/21/2021 2/20/2021 348.00 935252 75600 1/21/2021 2/20/2021 211.79 935398 75605 1/22/2021 2/21/2021 333.75 935399 10344 1/22/2021 2/21/2021 642.00 935400 10346 1/22/2021 2/21/2021 150.52 935661 75612 1/26/2021 2/25/2021 242.02 935662 75613 1/26/2021 2/25/2021 156.75 935803 10340 1/27/2021 2/26/2021 7,052.83 935941 75528 1/28/2021 2/27/2021 6,773.86 935942 10339 1/28/2021 2/27/2021 7,012.06 935943 75617 1/28/2021 2/27/2021 498.97 935944 75628 1/28/2021 2/27/2021 186.79 935945 75635 1/28/2021 2/27/2021 538.42 936135 10400 1/29/2021 2/28/2021 2,757.82 936136 75537 1/29/2021 2/28/2021 3,319.12 936137 75631 1/29/2021 2/28/2021 184.72 936138 75649 1/29/2021 2/28/2021 40.39 936139 75643 1/29/2021 2/28/2021 189.71 936299 75594 2/1/2021 3/3/2021 5,306.25 936300 75611 2/1/2021 3/3/2021 2,250.00 936428 75560 2/2/2021 3/4/2021 2,757.82 936429 75606 2/2/2021 3/4/2021 1,691.25 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 106 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: HM Cross & Sons Inc / HMC002 Contact Person:Accounts Payable Phone:585-424-5500 936556 75621 2/3/2021 3/5/2021 3,981.75 936557 75622 2/3/2021 3/5/2021 165.75 936714 75642 2/4/2021 3/6/2021 2,452.11 936837 10135 2/5/2021 3/7/2021 5,363.32 936838 75633 2/5/2021 3/7/2021 1,569.75 936839 75668 2/5/2021 3/7/2021 348.97 936977 7102 2/8/2021 3/10/2021 1,402.12 937084 75648 2/9/2021 3/11/2021 4,201.66 937214 75647 2/10/2021 3/12/2021 2,103.00 937215 75653 2/10/2021 3/12/2021 1,475.40 937216 75655 2/10/2021 3/12/2021 4,801.65 937217 10347 2/10/2021 3/12/2021 2,156.80 937356 75674 2/11/2021 3/13/2021 402.00 937357 75684 2/11/2021 3/13/2021 975.13 937358 75682 2/11/2021 3/13/2021 12.15 937504 7101 2/12/2021 3/14/2021 1,255.64 937505 75679 2/12/2021 3/14/2021 583.24 937682 7100 2/15/2021 3/17/2021 3,880.50 937683 7101 2/15/2021 3/17/2021 1,418.10 937684 75638 2/15/2021 3/17/2021 2,838.00 937870 7102 2/16/2021 3/18/2021 2,060.25 937871 75638 2/16/2021 3/18/2021 1,234.50 937872 75669 2/16/2021 3/18/2021 1,956.00 938008 75704 2/17/2021 3/19/2021 1,169.85 938147 7103 2/18/2021 3/20/2021 452.04 938433 75686 2/22/2021 3/24/2021 1,818.00 938434 10349 2/22/2021 3/24/2021 668.68 938435 75724 2/22/2021 3/24/2021 895.95 938510 CM 2/23/2021 3/25/2021 -1,710.75 938584 75705 2/23/2021 3/25/2021 6,232.68 938585 75727 2/23/2021 3/25/2021 793.84 938709 75670 2/24/2021 3/26/2021 3,779.77 938710 75708 2/24/2021 3/26/2021 386.75 938711 75720 2/24/2021 3/26/2021 361.08 Customer Total: (HMC002) 107,139.05 79,982.76 27,156.29 0.00 0.00 0.00 0.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 107 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Homer City Automation Inc / HOM008 Contact Person: Phone:724-479-4503 936978 0026057-00 2/8/2021 3/10/2021 383.00 937685 0026057-00 2/15/2021 3/17/2021 96.00 Customer Total: (HOM008) 479.00 479.00 0.00 0.00 0.00 0.00 0.00 Customer: Hoosier Conveyor Co. LLC / HOO003 Contact Person:Sid Butler Phone:765-445-3338 906452 CM 1039 2/25/2020 3/26/2020 -423.75 906467 CM 1065 2/25/2020 3/26/2020 -142.17 906756 CM 1014 2/27/2020 3/28/2020 -3,330.77 907896 CM 1069 3/10/2020 4/9/2020 -297.81 908036 CM 3/11/2020 4/10/2020 -282.80 926478 CM 1069 10/17/2020 11/16/2020 -1,260.00 928805 CM 1139 11/9/2020 12/9/2020 -4,259.31 934453 1277 1/13/2021 2/12/2021 104.17 936430 1306 2/2/2021 3/4/2021 18.52 936715 1300 2/4/2021 3/6/2021 520.60 936840 1249 2/5/2021 3/7/2021 3,759.75 938436 1267 2/22/2021 3/24/2021 18,910.87 938437 1276 2/22/2021 3/24/2021 1,261.94 938438 1296 2/22/2021 3/24/2021 248.30 Customer Total: (HOO003) 14,827.54 24,719.98 104.17 0.00 -4,259.31 -1,260.00 -4,477.30 Customer: Hoosier Feeder Company Inc / HOO010 Contact Person:Nancy Livingston Phone:765-445-3333 938845 17535 2/25/2021 3/27/2021 810.18 Customer Total: (HOO010) 810.18 810.18 0.00 0.00 0.00 0.00 0.00 Customer: Hormel Foods Corp Services LLC / HOR006 Contact Person:Accounts Payable Phone:507-434-6633 935663 4157214 1/26/2021 2/25/2021 504.00 935804 4157154 1/27/2021 2/26/2021 318.73 Customer Total: (HOR006) 822.73 0.00 822.73 0.00 0.00 0.00 0.00 Customer: HTE Technologies / HTE001 Contact Person:Accounts Payable Phone:314-731-4444 937506 417180 2/12/2021 3/14/2021 262.74 938297 417971 2/19/2021 3/21/2021 748.84 939011 418104 2/26/2021 3/28/2021 3,873.19 Customer Total: (HTE001) 4,884.77 4,884.77 0.00 0.00 0.00 0.00 0.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 108 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Huffman Engineering Inc / HUF003 Contact Person:Accounts Payable Phone:714-879-9800 934848 39565 1/18/2021 2/17/2021 596.60 935402 39594 1/22/2021 2/21/2021 780.37 935805 39632 1/27/2021 2/26/2021 168.69 936717 39667 2/4/2021 3/6/2021 478.52 937085 39645 2/9/2021 3/11/2021 967.50 937086 39688 2/9/2021 3/11/2021 443.25 938148 39733 2/18/2021 3/20/2021 216.52 938439 39732 2/22/2021 3/24/2021 2,187.00 938712 39654 2/24/2021 3/26/2021 76.50 939012 39818 2/26/2021 3/28/2021 249.75 Customer Total: (HUF003) 6,164.70 4,619.04 1,545.66 0.00 0.00 0.00 0.00 Customer: Huhtamaki / HUH004 Contact Person:Accounts Payable Phone:913-583-3025 937359 N142406 2/11/2021 3/13/2021 6,681.17 938298 BA114686 2/19/2021 3/21/2021 1,914.00 Customer Total: (HUH004) 8,595.17 8,595.17 0.00 0.00 0.00 0.00 0.00 Customer: Humston Machinery Inc / HUM001 Contact Person:Peggy Eaton Phone:317-873-3765 935947 22999 1/28/2021 2/27/2021 1,075.50 935948 23083 1/28/2021 2/27/2021 1,460.40 936301 22913 2/1/2021 3/3/2021 5,174.62 936302 23087 2/1/2021 3/3/2021 489.33 936431 23096 2/2/2021 3/4/2021 174.00 936432 23098 2/2/2021 3/4/2021 154.53 936560 23089 2/3/2021 3/5/2021 659.67 936561 23099 2/3/2021 3/5/2021 157.32 936562 23100 2/3/2021 3/5/2021 227.25 936626 CM 22948 2/4/2021 3/6/2021 -286.19 936718 23107 2/4/2021 3/6/2021 178.31 936719 23110 2/4/2021 3/6/2021 420.35 936841 23104 2/5/2021 3/7/2021 37.49 936842 23105 2/5/2021 3/7/2021 465.75 936843 23106 2/5/2021 3/7/2021 198.79 936844 23108 2/5/2021 3/7/2021 444.39 936845 23109 2/5/2021 3/7/2021 358.50 936980 23082 2/8/2021 3/10/2021 1,333.15 936981 23092 2/8/2021 3/10/2021 512.64 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 109 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Humston Machinery Inc / HUM001 Contact Person:Peggy Eaton Phone:317-873-3765 937218 23084 2/10/2021 3/12/2021 11,563.27 937219 23094 2/10/2021 3/12/2021 550.80 937220 23090 2/10/2021 3/12/2021 2,564.02 937221 23114 2/10/2021 3/12/2021 1,285.50 937222 22963WARRA NTY 2/10/2021 3/12/2021 11.25 937360 23091 2/11/2021 3/13/2021 170.00 937361 23112 2/11/2021 3/13/2021 466.50 937507 23044 2/12/2021 3/14/2021 10,675.54 937508 23102 2/12/2021 3/14/2021 3,371.19 937686 23115 2/15/2021 3/17/2021 333.59 937687 23117 2/15/2021 3/17/2021 1,035.75 937688 23118 2/15/2021 3/17/2021 22.42 937873 20377 2/16/2021 3/18/2021 4,000.41 937874 23121 2/16/2021 3/18/2021 250.50 937875 23122 2/16/2021 3/18/2021 66.18 938009 23043 2/17/2021 3/19/2021 6,034.30 938010 23116 2/17/2021 3/19/2021 923.40 938149 23095 2/18/2021 3/20/2021 3,339.77 938150 23123 2/18/2021 3/20/2021 114.15 938151 23124 2/18/2021 3/20/2021 231.07 938216 CM 23084 2/19/2021 3/21/2021 -333.00 938233 CM 22963WARRA NTY 2/19/2021 3/21/2021 -11.25 938299 23126 2/19/2021 3/21/2021 792.25 938300 23127 2/19/2021 3/21/2021 390.00 938587 23125 2/23/2021 3/25/2021 727.45 938588 23129 2/23/2021 3/25/2021 288.03 938713 23128 2/24/2021 3/26/2021 333.00 938846 23097 2/25/2021 3/27/2021 228.75 938847 23043A 2/25/2021 3/27/2021 1,973.80 Customer Total: (HUM001) 64,634.44 62,098.54 2,535.90 0.00 0.00 0.00 0.00 Customer: Hunkar Packaging Inc dba Belcorp / HUN018 Contact Person:Melanie Oldham Phone:859-431-0060 935134 B9977 1/20/2021 2/19/2021 422.06 936721 B9994 2/4/2021 3/6/2021 201.85 936846 B9980 2/5/2021 3/7/2021 122.53 936982 B10000 2/8/2021 3/10/2021 794.57 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 110 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Hunkar Packaging Inc dba Belcorp / HUN018 Contact Person:Melanie Oldham Phone:859-431-0060 939013 10040 2/26/2021 3/28/2021 686.97 Customer Total: (HUN018) 2,227.98 1,805.92 422.06 0.00 0.00 0.00 0.00 Customer: Hutchinson Sealing Systems / HUT001 Contact Person:APM Invoices Phone:248-375-3720 938152 P101083 2/18/2021 3/20/2021 286.00 Customer Total: (HUT001) 286.00 286.00 0.00 0.00 0.00 0.00 0.00 Customer: Hutchinson Sealing Systems / HUT002 Contact Person:Accounting Phone:276-228-6150 934321 P100183 1/12/2021 2/11/2021 394.00 Customer Total: (HUT002) 394.00 0.00 394.00 0.00 0.00 0.00 0.00 Customer: IBT Inc / IBT011 Contact Person:Accounting Phone:913-677-3151 935135 26-V60043 1/20/2021 2/19/2021 465.00 935404 24-V59853 1/22/2021 2/21/2021 3,246.00 936433 15-V64587 2/2/2021 3/4/2021 790.00 936563 05-V65462 2/3/2021 3/5/2021 385.00 936847 05-V66949 2/5/2021 3/7/2021 450.00 937362 05-V68765 2/11/2021 3/13/2021 708.00 937876 06-V69814 2/16/2021 3/18/2021 134.16 Customer Total: (IBT011) 6,178.16 2,467.16 3,711.00 0.00 0.00 0.00 0.00 Customer: Idaho Material Handling Inc / IDA001 Contact Person:Accounts Payable Phone:208-336-4400 937509 B033397-P01 2/12/2021 3/14/2021 224.04 938301 B033414-P01 2/19/2021 3/21/2021 381.58 939014 I016693-P01 2/26/2021 3/28/2021 279.69 Customer Total: (IDA001) 885.31 885.31 0.00 0.00 0.00 0.00 0.00 Customer: IEQ Ingenieria SA de CV / IEQ001 Contact Person:Nely Gonzalez Phone:011+52 442 239 0422 884682 UR 6/14/2019 6/14/2019 -852.00 Customer Total: (IEQ001) -852.00 0.00 0.00 0.00 0.00 0.00 -852.00 Customer: IES Systems Inc / IES001 Contact Person:John Conway Phone:330-533-6683 936722 54019 2/4/2021 3/6/2021 181.71 938589 54026 2/23/2021 3/25/2021 12,075.84 Customer Total: (IES001) 12,257.55 12,257.55 0.00 0.00 0.00 0.00 0.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 111 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Ingevity Georgia LLC / ING003 Contact Person:APM Invoices Phone:706-526-0000 937363 CP00019451 2/11/2021 3/13/2021 668.95 938440 CP00013032 2/22/2021 3/24/2021 28,640.62 Customer Total: (ING003) 29,309.57 29,309.57 0.00 0.00 0.00 0.00 0.00 Customer: Innovar Systems, Limited / INN023 Contact Person:Accounts Payable Phone:330-538-3942 936146 04782a001- 034456 1/29/2021 2/28/2021 5,708.87 Customer Total: (INN023) 5,708.87 5,708.87 0.00 0.00 0.00 0.00 0.00 Customer: Innovative Conveyor Systems Inc. / INN045 Contact Person:Marie Denkinger Phone:209-756-3705 936723 133-KP646 2/3/2021 3/5/2021 1,283.55 Customer Total: (INN045) 1,283.55 1,283.55 0.00 0.00 0.00 0.00 0.00 Customer: Intechmotion Corp / INT027 Contact Person:APM Invoices Phone:(55) 53 62 51 64 928291 20200914VA1 11/3/2020 1/2/2021 9,783.17 928730 20200914VA1 11/6/2020 1/5/2021 12,326.83 934851 20201412VA1 1/18/2021 3/19/2021 11,511.76 935405 20200712VA1 1/22/2021 3/23/2021 11,158.68 935667 20201412VA1 1/26/2021 3/27/2021 369.60 Customer Total: (INT027) 45,150.04 23,040.04 0.00 22,110.00 0.00 0.00 0.00 Customer: Intelligrated Systems / INT012 Contact Person:Accounting Phone:866.936.7300 935136 2268311 1/20/2021 3/6/2021 6,452.02 Customer Total: (INT012) 6,452.02 6,452.02 0.00 0.00 0.00 0.00 0.00 Customer: Interactive Design Inc / INT125 Contact Person:Rich Sizemore Phone:913-492-0495 x103 939015 11790 2/26/2021 3/28/2021 29,906.69 Customer Total: (INT125) 29,906.69 29,906.69 0.00 0.00 0.00 0.00 0.00 Customer: International Paper - Sumter / INT033 Contact Person:Accounts Payable Phone:877-447-2737 935668 14928209 1/26/2021 3/12/2021 2,419.73 Customer Total: (INT033) 2,419.73 2,419.73 0.00 0.00 0.00 0.00 0.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 112 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Intertape Polymer Corp / INT228 Contact Person:Accounts Payable Phone:888-898-7834 936983 0019822-00 2/8/2021 3/25/2021 1,645.21 937689 0019973-00 2/15/2021 4/1/2021 111.26 938714 0019493-00 2/24/2021 4/10/2021 2,582.81 Customer Total: (INT228) 4,339.28 4,339.28 0.00 0.00 0.00 0.00 0.00 Customer: Intralox / INT016 Contact Person:APM Invoices Phone:301-575-2200 938441 2174062 2/22/2021 3/24/2021 537.73 Customer Total: (INT016) 537.73 537.73 0.00 0.00 0.00 0.00 0.00 Customer: Invotec Engineering Inc / INV009 Contact Person:Accounts Payable Phone:937-886-3232 938153 100087 2/18/2021 4/4/2021 12,254.74 939016 101439 2/26/2021 4/12/2021 5,162.85 Customer Total: (INV009) 17,417.59 17,417.59 0.00 0.00 0.00 0.00 0.00 Customer: J & B Industrial, LLC / JBI003 Contact Person:Jeff Amburgey Phone:859-808-0346 936724 013021-a 2/4/2021 3/6/2021 3,051.73 936725 020321-a 2/4/2021 3/6/2021 467.81 938154 021421 2/18/2021 3/20/2021 573.83 Customer Total: (JBI003) 4,093.37 4,093.37 0.00 0.00 0.00 0.00 0.00 Customer: Jelly Belly Candy Co / JEL001 Contact Person:Accounts Payable - Invoices Phone:847-785-7443 938155 9020211 2/18/2021 3/20/2021 547.31 Customer Total: (JEL001) 547.31 547.31 0.00 0.00 0.00 0.00 0.00 Customer: Jewett Automation / JEW001 Contact Person:Accounting Phone:804-344-8101 935137 20122101 1/20/2021 2/19/2021 4,257.59 Customer Total: (JEW001) 4,257.59 0.00 4,257.59 0.00 0.00 0.00 0.00 Customer: John B Sanfilippo / JOH054 Contact Person:Accounts Payable Phone:847-289-1800 935952 334661 1/28/2021 2/27/2021 1,143.95 Customer Total: (JOH054) 1,143.95 0.00 1,143.95 0.00 0.00 0.00 0.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 113 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: John Day Co / JOH021 Contact Person:Accounts Payable Phone:402-455-8000 936726 1675923-00 2/4/2021 3/6/2021 37.05 937690 1676155-00 2/15/2021 3/17/2021 1,031.69 Customer Total: (JOH021) 1,068.74 1,068.74 0.00 0.00 0.00 0.00 0.00 Customer: Johnsonville Sausage/Banner Creek LLC / JOH052 Contact Person:APM Invoices Phone:785-364-3126 935259 4700001108 1/21/2021 2/20/2021 642.99 936848 4700004009 2/5/2021 3/7/2021 197.41 937511 4700005046 2/12/2021 3/14/2021 235.76 937877 4700004275 2/16/2021 3/18/2021 3,128.92 Customer Total: (JOH052) 4,205.08 3,562.09 642.99 0.00 0.00 0.00 0.00 Customer: JR Automation Technologies Inc / JRA010 Contact Person:Accounts Payable Phone:615-883-6464 933590 8032310 1/4/2021 3/5/2021 894.00 Customer Total: (JRA010) 894.00 894.00 0.00 0.00 0.00 0.00 0.00 Customer: JR Automation Technologies LLC / JRA001 Contact Person:Acounts Payable Phone:616-399-2168 932871 150943 12/22/2020 2/20/2021 990.67 933282 137617 12/29/2020 2/27/2021 44,216.00 933449 148433 12/30/2020 2/28/2021 28,764.00 933450 151507 12/30/2020 2/28/2021 47.85 933451 151515 12/30/2020 2/28/2021 191.40 933703 151755 1/5/2021 3/6/2021 1,347.34 933952 151741 1/7/2021 3/8/2021 2,338.01 934642 CM 147563 1/15/2021 3/16/2021 -745.60 934705 137617 1/15/2021 3/16/2021 12,795.00 934706 153383 1/15/2021 3/16/2021 2,808.75 935540 148285 1/25/2021 3/26/2021 9,852.00 935953 149167 1/28/2021 3/29/2021 15,248.60 936849 154361 2/5/2021 4/21/2021 1,140.75 936903 135708 2/8/2021 2/18/2021 46,550.00 937223 153866 2/10/2021 4/26/2021 12,927.30 937224 155675 2/10/2021 4/26/2021 17.62 Customer Total: (JRA001) 178,489.69 86,733.02 91,756.67 0.00 0.00 0.00 0.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 114 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: JTEKT / JTE009 Contact Person:Accounting Phone:864-770-2100 932500 20400398 12/18/2020 1/17/2021 803.00 935138 20403521 1/20/2021 2/19/2021 221.00 Customer Total: (JTE009) 1,024.00 0.00 221.00 803.00 0.00 0.00 0.00 Customer: JV Manufacturing Company Inc / JVM001 Contact Person:Accounts Payable Phone:724-224-1704 935139 K000013415 1/20/2021 2/19/2021 303.00 Customer Total: (JVM001) 303.00 0.00 303.00 0.00 0.00 0.00 0.00 Customer: Kaman Industrial Technologies Corporation / KAM048 Contact Person:Accounts Payable Phone:260-421-6600 933452 383 D 35495 12/30/2020 1/29/2021 448.40 934324 383 D 35531 1/12/2021 2/11/2021 576.00 934853 383 D 35554 1/18/2021 2/17/2021 559.00 934854 383 D 35558 1/18/2021 2/17/2021 28.65 935260 178 D 91791 1/21/2021 2/20/2021 542.10 935806 175 D110698 1/27/2021 2/26/2021 829.00 935954 345 D 60533 1/28/2021 2/27/2021 815.06 936147 345 D 60544 1/29/2021 2/28/2021 53.94 936434 406 A174240 2/2/2021 3/4/2021 398.00 936564 420 A224892 2/3/2021 3/5/2021 334.00 936850 345 A 90385 2/5/2021 3/7/2021 1,236.15 937365 345 A 90440 2/11/2021 3/13/2021 44.40 937692 345 A 90475 2/15/2021 3/17/2021 13.50 938156 217 A113506 2/18/2021 3/20/2021 495.80 938302 528 A201461 2/19/2021 3/21/2021 35.60 938848 519 a275471 2/25/2021 3/27/2021 462.40 939018 178 D 91934 2/26/2021 3/28/2021 772.73 Customer Total: (KAM048) 7,644.73 3,846.52 3,798.21 0.00 0.00 0.00 0.00 Customer: KB Specialty Foods - 192 / KBS003 Contact Person: Phone:812-662-3350 936148 M1475470 1/29/2021 2/28/2021 1,020.65 Customer Total: (KBS003) 1,020.65 1,020.65 0.00 0.00 0.00 0.00 0.00 Customer: KD Automation / KDA001 Contact Person:Accounts Payable Phone:503.982.7300 909430 CM 3/27/2020 4/26/2020 -851.20 Customer Total: (KDA001) -851.20 0.00 0.00 0.00 0.00 0.00 -851.20 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 115 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Keirton Inc / KEI006 Contact Person:Accounts Payable Phone:888-254-3204 934988 PO-21603 1/19/2021 3/20/2021 3,480.00 938715 PO-21607 2/24/2021 4/25/2021 1,872.00 938716 PO-21607 2/24/2021 4/25/2021 1,248.00 939019 PO-21019 2/26/2021 4/27/2021 5,362.01 939020 PO-21019 2/26/2021 4/27/2021 20,809.44 939021 PO-21019 2/26/2021 4/27/2021 20,809.44 939022 PO-21019 2/26/2021 4/27/2021 947.16 Customer Total: (KEI006) 54,528.05 54,528.05 0.00 0.00 0.00 0.00 0.00 Customer: Kellogg Company Procure-to-Pay / KEL039 Contact Person:Website Invoicing Phone: 900793 UR 12/16/2019 12/16/2019 -3.56 933453 4202742186 12/30/2020 2/28/2021 531.16 934079 4202756240 1/8/2021 3/9/2021 1,496.06 935140 4202747148 1/20/2021 3/21/2021 57.76 935669 4202773375 1/26/2021 3/27/2021 33.06 937366 4502735073 2/11/2021 4/12/2021 295.26 Customer Total: (KEL039) 2,409.74 2,413.30 0.00 0.00 0.00 0.00 -3.56 Customer: Keystone Powdered Metal / KEY006 Contact Person:APM Invoices Phone:814-781-1591 936727 POR001620 2/4/2021 3/6/2021 2,462.00 Customer Total: (KEY006) 2,462.00 2,462.00 0.00 0.00 0.00 0.00 0.00 Customer: Kimberly-Clark Global Sales, LLC / KIM015 Contact Person:Website Invoicing - Taulia Phone:865-541-7000 934989 16980910 1/19/2021 5/19/2021 134.54 935406 16988479 1/22/2021 5/22/2021 134.54 Customer Total: (KIM015) 269.08 269.08 0.00 0.00 0.00 0.00 0.00 Customer: Kliklok Corp, a Syntegon Co. / KLI003 Contact Person:Accounts Payable Phone:770-981-5200 933151 206060 12/28/2020 2/26/2021 12,894.87 936435 206616 2/2/2021 4/3/2021 3,084.90 938157 207014 2/18/2021 4/19/2021 4,380.35 Customer Total: (KLI003) 20,360.12 7,465.25 12,894.87 0.00 0.00 0.00 0.00 Customer: Knotts Company Inc / KNO004 Contact Person:APM Invoices Phone:908-464-4800 934584 706107 1/14/2021 2/13/2021 151.50 935407 707115 1/22/2021 2/21/2021 414.13 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 116 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Knotts Company Inc / KNO004 Contact Person:APM Invoices Phone:908-464-4800 935408 707447 1/22/2021 2/21/2021 34.27 935409 707448 1/22/2021 2/21/2021 140.13 935670 707486 1/26/2021 2/25/2021 546.00 935671 707484 1/26/2021 2/25/2021 140.13 935672 707488 1/26/2021 2/25/2021 119.79 935807 707344 1/27/2021 2/26/2021 1,624.74 935808 707454 1/27/2021 2/26/2021 951.00 935809 707529 1/27/2021 2/26/2021 1,256.15 935955 707292 1/28/2021 2/27/2021 2,927.24 935956 707616 1/28/2021 2/27/2021 49.35 936149 707612 1/29/2021 2/28/2021 2,183.28 936303 707640 2/1/2021 3/3/2021 336.75 936436 707423 2/2/2021 3/4/2021 14,458.43 936437 707645 2/2/2021 3/4/2021 626.41 936438 707685 2/2/2021 3/4/2021 269.23 936565 707689 2/3/2021 3/5/2021 270.00 936566 707703 2/3/2021 3/5/2021 252.70 936728 706374 2/4/2021 3/6/2021 2,587.81 936729 707721* 2/4/2021 3/6/2021 674.24 936984 707791 2/8/2021 3/10/2021 146.20 937087 707615 2/9/2021 3/11/2021 5,049.00 937225 706153 2/10/2021 3/12/2021 21,006.77 937226 707829 2/10/2021 3/12/2021 747.75 937367 707183 2/11/2021 3/13/2021 2,956.81 937368 707560 2/11/2021 3/13/2021 1,003.50 937369 707647 2/11/2021 3/13/2021 485.50 937370 707837 2/11/2021 3/13/2021 427.42 937371 707860 2/11/2021 3/13/2021 538.47 937693 707728 2/15/2021 3/17/2021 444.32 937694 707908 2/15/2021 3/17/2021 297.51 937695 707917 2/15/2021 3/17/2021 152.39 937696 707951 2/15/2021 3/17/2021 297.51 937697 707956 2/15/2021 3/17/2021 52.27 937878 707787 2/16/2021 3/18/2021 213.58 937879 707976 2/16/2021 3/18/2021 140.13 937880 707978 2/16/2021 3/18/2021 339.00 938011 707786 2/17/2021 3/19/2021 4,482.39 938012 707798 2/17/2021 3/19/2021 4,984.39 938013 707832 2/17/2021 3/19/2021 3,374.25 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 117 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Knotts Company Inc / KNO004 Contact Person:APM Invoices Phone:908-464-4800 938014 707998 2/17/2021 3/19/2021 674.49 938015 708003 2/17/2021 3/19/2021 1,029.42 938158 707831 2/18/2021 3/20/2021 3,001.50 938159 707871 2/18/2021 3/20/2021 9,792.02 938304 707959 2/19/2021 3/21/2021 717.86 938442 707721* 2/22/2021 3/24/2021 1,579.20 938443 707926 2/22/2021 3/24/2021 1,794.75 938444 707975 2/22/2021 3/24/2021 3,049.17 938445 708082 2/22/2021 3/24/2021 152.39 938446 708093 2/22/2021 3/24/2021 538.47 938591 708099 2/23/2021 3/25/2021 4,169.03 938592 708125 2/23/2021 3/25/2021 252.70 938593 708130 2/23/2021 3/25/2021 1,210.97 938717 707404 2/24/2021 3/26/2021 3,248.04 938849 707182 2/25/2021 3/27/2021 558.56 938850 708045 2/25/2021 3/27/2021 4,788.91 938851 708164 2/25/2021 3/27/2021 638.17 939023 708085 2/26/2021 3/28/2021 5,683.00 939024 708209 2/26/2021 3/28/2021 252.70 Customer Total: (KNO004) 120,283.79 111,929.36 8,354.43 0.00 0.00 0.00 0.00 Customer: Koch Foods / KOC001 Contact Person: Phone:814-455-2392 937698 GH76684 2/15/2021 3/17/2021 3,384.46 Customer Total: (KOC001) 3,384.46 3,384.46 0.00 0.00 0.00 0.00 0.00 Customer: Koyo Bearings USA LLC / KOY006 Contact Person:Accounting Phone:864-770-2100 938946 CM 20397628 2/26/2021 3/28/2021 -1,520.40 Customer Total: (KOY006) -1,520.40 -1,520.40 0.00 0.00 0.00 0.00 0.00 Customer: Kraft Heinz Foods Company / KRA032 Contact Person:OB10 Invoicing Phone:210-530-7100 932388 8100945176 12/17/2020 3/17/2021 935.12 932873 8100926530 12/22/2020 3/22/2021 232.25 934083 8100960198 1/8/2021 4/8/2021 935.38 936567 8100910759 2/3/2021 5/4/2021 232.25 937227 8100978621 2/10/2021 5/11/2021 937.13 Customer Total: (KRA032) 3,272.13 3,272.13 0.00 0.00 0.00 0.00 0.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 118 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Kraken Automation / KRA047 Contact Person:Tess Silvano Phone:905-336-8089 x223 934991 20406 1/19/2021 2/18/2021 15.55 936439 20406 2/2/2021 3/4/2021 18.30 936851 20516 2/5/2021 3/7/2021 1,026.46 Customer Total: (KRA047) 1,060.31 1,044.76 15.55 0.00 0.00 0.00 0.00 Customer: KW Container / KWC001 Contact Person:Regeina Lecroy Phone:334-566-1563 x484 937228 L04109 2/10/2021 3/12/2021 1,982.32 937699 PO 17655T 2/15/2021 3/17/2021 1,416.70 Customer Total: (KWC001) 3,399.02 3,399.02 0.00 0.00 0.00 0.00 0.00 Customer: Lee Container / LEE004 Contact Person:Melissa Graddy Phone:912-487-3632 936151 25797-01 1/29/2021 2/28/2021 6,935.44 937700 25907-01 2/15/2021 3/17/2021 910.52 939025 25960-01 2/26/2021 3/28/2021 839.16 Customer Total: (LEE004) 8,685.12 8,685.12 0.00 0.00 0.00 0.00 0.00 Customer: Lennox Industries, Inc. / LEN007 Contact Person:APM Invoices Phone:972-497-5000 936852 4502627817 2/5/2021 3/7/2021 257.81 Customer Total: (LEN007) 257.81 257.81 0.00 0.00 0.00 0.00 0.00 Customer: Liqui-Box Corporation / LIQ013 Contact Person:Kendra Osborne Phone:419-294-4012 934459 254243 1/13/2021 2/12/2021 229.51 Customer Total: (LIQ013) 229.51 0.00 229.51 0.00 0.00 0.00 0.00 Customer: Logicraft Industrial Systems Inc. / LOG006 Contact Person:Joleen Apol Phone:616-299-7558 938594 6666 2/23/2021 3/25/2021 474.05 Customer Total: (LOG006) 474.05 474.05 0.00 0.00 0.00 0.00 0.00 Customer: Loomis Armored US Inc - Corp / LOO033 Contact Person:APM Invoices Phone:- 923486 UR 9/16/2020 9/16/2020 -69.94 935811 EDWIN 01252021 1/27/2021 2/26/2021 100.24 937229 Brett 02092021 2/10/2021 3/12/2021 111.51 937513 1141533 2/12/2021 3/14/2021 3,397.07 938447 1142814 2/22/2021 3/24/2021 84.99 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 119 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Loomis Armored US Inc - Corp / LOO033 Contact Person:APM Invoices Phone:- 938595 1146140 2/23/2021 3/25/2021 1,199.63 938852 1146078 2/25/2021 3/27/2021 622.29 Customer Total: (LOO033) 5,445.79 5,415.49 100.24 0.00 0.00 0.00 -69.94 Customer: Loomis Armored US Inc / LOO003 Contact Person:APM Invoices Phone:- 934907 UR 1/19/2021 1/19/2021 -2,606.83 Customer Total: (LOO003) -2,606.83 0.00 0.00 -2,606.83 0.00 0.00 0.00 Customer: Magnesita Refractories Co / MAG022 Contact Person:Accounting Phone:717-793-5360 936568 4502911326 2/3/2021 3/5/2021 2,135.04 937701 4502924478 2/15/2021 3/17/2021 666.34 Customer Total: (MAG022) 2,801.38 2,801.38 0.00 0.00 0.00 0.00 0.00 Customer: MANN+HUMMEL Purolator Filters LLC / MAN030 Contact Person:Accounts Payable Phone:910-425-4181 935957 4502106636 1/28/2021 2/27/2021 460.00 936440 4100528099 2/2/2021 3/4/2021 15,595.80 937374 4502112295 2/11/2021 3/13/2021 1,036.00 938306 4502115501 2/19/2021 3/21/2021 216.00 Customer Total: (MAN030) 17,307.80 16,847.80 460.00 0.00 0.00 0.00 0.00 Customer: Manufacturing Technology LLC / MAN015 Contact Person:Jennifer Bayne Phone:205-365-5939 843553 CM 2/27/2018 2/27/2018 -52.38 859622 CM 8/31/2018 9/30/2018 -249.75 933822 15692 1/6/2021 2/5/2021 2,680.50 934592 15720 1/14/2021 2/13/2021 521.47 934593 15739 1/14/2021 2/13/2021 19.39 936304 15790 2/1/2021 3/3/2021 28.76 936730 15817 2/4/2021 3/6/2021 284.00 936985 15830 2/8/2021 3/10/2021 108.75 937230 15837 2/10/2021 3/12/2021 94.50 937372 15805 2/11/2021 3/13/2021 9,346.79 937373 15819 2/11/2021 3/13/2021 2,989.50 937514 15843 2/12/2021 3/14/2021 437.28 937702 15748 2/15/2021 3/17/2021 12,934.32 938305 15870 2/19/2021 3/21/2021 56.74 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 120 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Manufacturing Technology LLC / MAN015 Contact Person:Jennifer Bayne Phone:205-365-5939 939026 15897 2/26/2021 3/28/2021 302.25 Customer Total: (MAN015) 29,502.12 26,582.89 3,221.36 0.00 0.00 0.00 -302.13 Customer: Mars Wrigley Confectionery US, LLC / MAR054 Contact Person:Web Invoices (Ariba) Phone:979-361-7140 931472 4502933688 12/9/2020 2/7/2021 324.95 933331 UR 12/29/2020 12/29/2020 -23.17 933592 4502953879 1/4/2021 3/5/2021 860.53 933823 4502952546 1/6/2021 3/7/2021 1,167.88 934197 1005202939 1/11/2021 3/12/2021 2,519.36 934381 UR 1/12/2021 1/12/2021 -23.17 935812 1005256517 1/27/2021 3/28/2021 2,986.44 935813 1005294429 1/27/2021 3/28/2021 555.70 936569 4502958848 2/3/2021 4/4/2021 596.97 936731 4502964966 2/4/2021 4/5/2021 330.85 936853 1005296650 2/5/2021 4/6/2021 2,519.36 938719 4502970534 2/24/2021 4/25/2021 596.97 Customer Total: (MAR054) 12,412.67 12,134.06 324.95 -46.34 0.00 0.00 0.00 Customer: Mastronardi Produce - USA Inc. / MAS044 Contact Person:Accounts Payable Phone:734-727-0900 935410 PO0021747 1/22/2021 2/21/2021 52,292.75 937576 CM PO0021747 2/15/2021 2/15/2021 -3,924.06 937788 CM PO0021747 2/16/2021 2/16/2021 -3,491.06 Customer Total: (MAS044) 44,877.63 0.00 44,877.63 0.00 0.00 0.00 0.00 Customer: Matrix Material Handling Inc / MAT007 Contact Person:Charles - Invoices Phone:405-858-0222 937703 15526 2/15/2021 3/17/2021 2,448.24 Customer Total: (MAT007) 2,448.24 2,448.24 0.00 0.00 0.00 0.00 0.00 Customer: McKee Foods Corporation / MCK003 Contact Person:Accounts Payable Phone:423-238-7111 935674 21-102232 1/26/2021 2/25/2021 5,483.55 Customer Total: (MCK003) 5,483.55 0.00 5,483.55 0.00 0.00 0.00 0.00 Customer: McMaster Carr / MCM007 Contact Person:A/P Phone:630-834-9600 848815 CM 4/27/2018 5/27/2018 -339.36 885268 UR 6/24/2019 6/24/2019 -50.01 919831 CM UP-52418530 8/8/2020 9/7/2020 -188.01 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 121 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: McMaster Carr / MCM007 Contact Person:A/P Phone:630-834-9600 935262 JX-15808020 1/21/2021 2/20/2021 1,709.45 935263 MH-15807800 1/21/2021 2/20/2021 4,004.38 935543 UZ-16850600 1/25/2021 2/24/2021 2,983.44 935675 UZ-17969960 1/26/2021 2/25/2021 1,435.09 935676 FH-17969850 1/26/2021 2/25/2021 1,709.45 935677 HH-18982840 1/26/2021 2/25/2021 1,959.28 935678 AH-21060080 1/26/2021 2/25/2021 680.44 935814 OR-18983060 1/27/2021 2/26/2021 1,491.72 935815 VZ-18983170 1/27/2021 2/26/2021 2,345.30 935816 QH-18982950 1/27/2021 2/26/2021 1,859.44 935817 UZ-20007930 1/27/2021 2/26/2021 1,319.43 935818 GS-21060300 1/27/2021 2/26/2021 1,692.09 935959 FH-21060190 1/28/2021 2/27/2021 2,325.25 936152 UZ-21060630 1/29/2021 2/28/2021 6,424.58 936153 OD-21060410 1/29/2021 2/28/2021 1,709.45 936154 OZ-21060520 1/29/2021 2/28/2021 2,002.19 936155 PH-23341040 1/29/2021 2/28/2021 328.12 936156 AH-23340930 1/29/2021 2/28/2021 598.88 936305 VH-21059970 2/1/2021 3/3/2021 1,061.21 936306 AH-24646850 2/1/2021 3/3/2021 1,419.41 936441 UZ-22111790 2/2/2021 3/4/2021 9,394.48 936442 DO-25743220 2/2/2021 3/4/2021 940.05 936570 KH-27894490 2/3/2021 3/5/2021 297.54 936732 UZ-23341150 2/4/2021 3/6/2021 6,633.26 936733 HH-23340820 2/4/2021 3/6/2021 1,278.19 936734 DX-27894160 2/3/2021 3/5/2021 1,692.09 936735 GH-29109110 2/4/2021 3/6/2021 353.94 936854 JX-24646960 2/5/2021 3/7/2021 1,491.72 936986 HH-33466760 2/8/2021 3/10/2021 211.20 936987 HB-33466650 2/8/2021 3/10/2021 204.41 936988 VH-34729560 2/8/2021 3/10/2021 181.32 937088 AH-34729670 2/9/2021 3/11/2021 1,781.90 937231 UZ-29109220 2/10/2021 3/12/2021 1,250.74 937232 AH-32377760 2/10/2021 3/12/2021 1,041.73 937233 FH-33466870 2/10/2021 3/12/2021 294.95 937376 TH-34729780 2/11/2021 3/13/2021 164.06 937515 QH-26874130 2/12/2021 3/14/2021 1,061.21 937516 UZ-30155320 2/12/2021 3/14/2021 1,061.21 937517 JX-32377980 2/12/2021 3/14/2021 2,002.19 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 122 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: McMaster Carr / MCM007 Contact Person:A/P Phone:630-834-9600 937704 PH-26874240 2/15/2021 3/17/2021 2,001.00 937705 AH-27894380 2/15/2021 3/17/2021 2,001.00 937706 PH-39194240 2/15/2021 3/17/2021 157.12 937881 HH-25743110 2/16/2021 3/18/2021 2,983.44 937882 EH-31250260 2/16/2021 3/18/2021 1,429.90 937883 JX-31250370 2/16/2021 3/18/2021 1,709.45 938016 UZ-25743330 2/17/2021 3/19/2021 1,709.45 938017 HH-32377870 2/17/2021 3/19/2021 6,218.00 938018 UZ-33466980 2/17/2021 3/19/2021 2,638.86 938019 UZ-34729890 2/17/2021 3/19/2021 3,032.33 938160 HH-42368290 2/18/2021 3/20/2021 194.34 938448 UZ-27894600 2/22/2021 3/24/2021 8,544.99 938449 QH-27894270 2/22/2021 3/24/2021 1,666.30 938450 UZ-32378090 2/22/2021 3/24/2021 6,846.52 938451 HH-37010630 2/22/2021 3/24/2021 1,734.38 938452 MH-39194020 2/22/2021 3/24/2021 994.60 938453 JX-39194130 2/22/2021 3/24/2021 1,491.72 938454 VZ-45809200 2/22/2021 3/24/2021 97.17 938509 CM UZ-71078710 2/23/2021 3/25/2021 -1,352.57 938596 UZ-40301830 2/23/2021 3/25/2021 1,319.43 938720 UZ-41355630 2/24/2021 3/26/2021 6,173.46 938721 VH-42368400 2/24/2021 3/26/2021 2,823.98 938722 UZ-42368620 2/24/2021 3/26/2021 1,429.90 938853 UP-42368510 2/25/2021 3/27/2021 3,008.16 938854 TH-47120730 2/25/2021 3/27/2021 503.84 939027 LS-45809090 2/26/2021 3/28/2021 1,692.09 Customer Total: (MCM007) 130,866.27 105,928.89 25,514.76 0.00 0.00 0.00 -577.38 Customer: Mechatronic Solutions / MEC022 Contact Person:Accounting Phone:763-447-3407 935544 53865 1/25/2021 2/24/2021 192.75 935679 53627 1/26/2021 2/25/2021 3,328.50 937884 53097 2/16/2021 3/18/2021 22,116.60 937885 53930 2/16/2021 3/18/2021 6,771.00 939028 54320 2/26/2021 3/28/2021 66.00 Customer Total: (MEC022) 32,474.85 28,953.60 3,521.25 0.00 0.00 0.00 0.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 123 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Medical Action Industris c/o Owens & Minor / MED074 Contact Person:Karen Sellers Phone:828-338-7561 934330 150754 1/12/2021 2/11/2021 382.45 939029 151381 2/26/2021 3/28/2021 1,695.20 Customer Total: (MED074) 2,077.65 1,695.20 382.45 0.00 0.00 0.00 0.00 Customer: Mel-O-Cream Donuts Int Inc / MEL004 Contact Person:Erica Meredith Phone:217-483-1804 937707 1389 2/15/2021 3/17/2021 1,959.52 Customer Total: (MEL004) 1,959.52 1,959.52 0.00 0.00 0.00 0.00 0.00 Customer: Mercury Marine / MER051 Contact Person: Phone:920-929-5040 934601 2295697 1/14/2021 3/15/2021 15,839.00 Customer Total: (MER051) 15,839.00 15,839.00 0.00 0.00 0.00 0.00 0.00 Customer: Metal Forming & Coining / MET002 Contact Person:Accounts Payable Phone:419-893-8748 934862 PO017143 1/18/2021 2/17/2021 253.53 935680 PO017167 1/26/2021 2/25/2021 2,122.10 938723 PO017289 2/24/2021 3/26/2021 569.66 Customer Total: (MET002) 2,945.29 569.66 2,375.63 0.00 0.00 0.00 0.00 Customer: Method Tool Limited / MET085 Contact Person:Mike Witt Phone:937-912-9571 937235 3787 2/10/2021 3/12/2021 2,743.70 Customer Total: (MET085) 2,743.70 2,743.70 0.00 0.00 0.00 0.00 0.00 Customer: Micron Mfg / MIC016 Contact Person:A/P Phone:440-355-4200 935545 0022561-00 1/25/2021 2/24/2021 400.79 Customer Total: (MIC016) 400.79 0.00 400.79 0.00 0.00 0.00 0.00 Customer: Midwest Industrial Concepts / MID004 Contact Person:Shirley Hill Phone:314-429-4300 924257 CM 17411-01 9/24/2020 9/24/2020 -200.00 936157 19206 1/29/2021 2/28/2021 334.68 Customer Total: (MID004) 134.68 334.68 0.00 0.00 0.00 0.00 -200.00 Customer: Midwest Industrial Concepts / MID041 Contact Person:Shirley Hill Phone:314-429-4300 937377 19244 2/11/2021 3/13/2021 941.82 Customer Total: (MID041) 941.82 941.82 0.00 0.00 0.00 0.00 0.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 124 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Miller Baking / MIL065 Contact Person:Accounts Payable Phone:414.347.2300 938855 5000112-SR 2/25/2021 3/27/2021 745.00 Customer Total: (MIL065) 745.00 745.00 0.00 0.00 0.00 0.00 0.00 Customer: Mohler Material Handling Inc / MOH001 Contact Person:Eunyce (U'neece) Abernathy Phone:314-737-4511 928636 CM P20-3684 11/6/2020 12/6/2020 -700.35 934863 P20-4403 1/18/2021 2/17/2021 4,458.53 934864 P21-1025 1/18/2021 2/17/2021 62.26 935145 P21-1073 1/20/2021 2/19/2021 781.99 935265 P21-1035 1/21/2021 2/20/2021 1,199.74 935266 P21-1046 1/21/2021 2/20/2021 1,419.60 935267 P21-1074 1/21/2021 2/20/2021 39.82 935546 P21-1043 1/25/2021 2/24/2021 336.60 935960 P21-1059 1/28/2021 2/27/2021 4,719.00 936018 P21-1076 1/28/2021 2/27/2021 1,223.28 936158 P21-1094 1/29/2021 2/28/2021 673.50 936159 P21-1114 1/29/2021 2/28/2021 93.06 936307 P21-1075 2/1/2021 3/3/2021 5,142.14 936308 P21-1120 2/1/2021 3/3/2021 257.55 936443 P21-1090 2/2/2021 3/4/2021 9,853.90 936444 P21-1124 2/2/2021 3/4/2021 581.65 936445 P21-1132 2/2/2021 3/4/2021 71.77 936571 P21-1106 2/3/2021 3/5/2021 931.46 936572 P21-1133 2/3/2021 3/5/2021 252.67 936573 P21-1131 2/3/2021 3/5/2021 1,086.00 936736 P21-1064 2/4/2021 3/6/2021 1,199.74 936737 P21-1092 2/4/2021 3/6/2021 878.28 936738 P21-1147 2/4/2021 3/6/2021 262.50 936855 P21-1162 2/5/2021 3/7/2021 38.77 936856 P21-1149 2/5/2021 3/7/2021 55.87 936989 P21-1151 2/8/2021 3/10/2021 377.40 937089 P21-1152 2/9/2021 3/11/2021 2,693.85 937090 P21-1169 2/9/2021 3/11/2021 2,283.00 937236 P21-1095 2/10/2021 3/12/2021 1,097.01 937238 P21-1185 2/10/2021 3/12/2021 42.97 937378 P21-1110 2/11/2021 3/13/2021 579.00 937518 P21-1056 2/12/2021 3/14/2021 11,670.40 937519 P21-1131 2/12/2021 3/14/2021 50.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 125 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Mohler Material Handling Inc / MOH001 Contact Person:Eunyce (U'neece) Abernathy Phone:314-737-4511 937520 P21-1203 2/12/2021 3/14/2021 172.58 937708 P21-1143 2/15/2021 3/17/2021 62.26 937709 P21-1190 2/15/2021 3/17/2021 864.00 937710 P21-1208 2/15/2021 3/17/2021 52.80 937886 P21-1093 2/16/2021 3/18/2021 3,291.03 938020 P21-1181 2/17/2021 3/19/2021 207.41 938021 P21-1180 2/17/2021 3/19/2021 591.00 938022 P21-1218 2/17/2021 3/19/2021 201.00 938023 P21-1217 2/17/2021 3/19/2021 417.00 938161 P21-1160 2/18/2021 3/20/2021 1,097.01 938162 P21-1224 2/18/2021 3/20/2021 341.40 938307 P21-1167 2/19/2021 3/21/2021 605.88 938455 P21-1219 2/22/2021 3/24/2021 190.00 938724 P21-1246 2/24/2021 3/26/2021 165.74 938725 P21-1229 2/24/2021 3/26/2021 743.36 938856 P21-1215 2/25/2021 3/27/2021 1,199.74 938857 P21-1118 2/25/2021 3/27/2021 2,498.25 Customer Total: (MOH001) 66,413.42 52,872.95 14,240.82 0.00 -700.35 0.00 0.00 Customer: Monarch Automation Inc. / MON007 Contact Person:Accounting Phone:513-874-6566 936857 00100269 2/5/2021 3/7/2021 285.59 937711 00100270 2/15/2021 3/17/2021 546.00 937887 00100430 2/16/2021 3/18/2021 465.00 938308 00100321 2/19/2021 3/21/2021 1,314.75 Customer Total: (MON007) 2,611.34 2,611.34 0.00 0.00 0.00 0.00 0.00 Customer: Monterey Mushrooms Inc / MON033 Contact Person:Accounts Payable Phone:866-939-6874 931974 L104302 12/14/2020 1/13/2021 55.34 937239 L104724 2/10/2021 3/12/2021 301.19 937712 L104755 2/15/2021 3/17/2021 88.02 938024 L104614 2/17/2021 3/19/2021 1,943.43 938858 L104759 2/25/2021 3/27/2021 1,540.39 Customer Total: (MON033) 3,928.37 3,873.03 0.00 55.34 0.00 0.00 0.00 Customer: Morrison Products Inc / MOR009 Contact Person:Accounts Payable Phone:216-486-4000 937713 4M 9236 2/15/2021 3/17/2021 1,050.85 Customer Total: (MOR009) 1,050.85 1,050.85 0.00 0.00 0.00 0.00 0.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 126 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Motion Industries - US / MOT248 Contact Person:Website Invoicing Phone:205-951-6980 904374 UR 1/29/2020 1/29/2020 -36.68 934644 CM OH45- 00191760 1/15/2021 2/14/2021 -576.00 935820 WI21- 00157182 1/27/2021 2/26/2021 145.00 935821 NY03- 00150645 1/27/2021 2/26/2021 517.90 935961 GA55- 00153888 1/28/2021 2/27/2021 1,909.60 935962 OH42- 00310050 1/28/2021 2/27/2021 1,299.00 935963 TX42- 00126821 1/28/2021 2/27/2021 580.00 935964 CT16- 00013246 1/28/2021 2/27/2021 1,258.00 935965 TX42- 00126827 1/28/2021 2/27/2021 463.00 936161 UT04- 00158473 1/29/2021 2/28/2021 527.29 936162 OH43- 00319840 1/29/2021 2/28/2021 761.00 936163 MI01- 00503652 1/29/2021 2/28/2021 341.50 936164 MD73- 00265320 1/29/2021 2/28/2021 564.00 936165 NC64- 00169968 1/29/2021 2/28/2021 378.00 936166 CA09- 00161737 1/29/2021 2/28/2021 32.40 936167 UT04- 00158886 1/29/2021 2/28/2021 73.50 936168 KY54- 00241651 1/29/2021 2/28/2021 761.00 936169 KY54- 00241664 1/29/2021 2/28/2021 28.50 936170 SC14- 00219033 1/29/2021 2/28/2021 310.00 936309 PA78- 00124944 2/1/2021 3/3/2021 1,522.00 936310 NY03- 00150795 2/1/2021 3/3/2021 576.00 936311 PA78- 00124946 2/1/2021 3/3/2021 926.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 127 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Motion Industries - US / MOT248 Contact Person:Website Invoicing Phone:205-951-6980 936312 PA78- 00124954 2/1/2021 3/3/2021 334.00 936446 TX08- 00147608 2/2/2021 3/4/2021 761.00 936447 MI30- 00343816 2/2/2021 3/4/2021 350.00 936448 KY54- 00241804 2/2/2021 3/4/2021 246.95 936449 TX42- 00126930 2/2/2021 3/4/2021 813.20 936574 OH42- 00310112 2/3/2021 3/5/2021 1,893.81 936575 TX03- 00297649 2/3/2021 3/5/2021 844.65 936576 TN78- 00170030 2/3/2021 3/5/2021 290.00 936577 PA78- 00125034 2/3/2021 3/5/2021 334.00 936578 MO33- 00169089 2/3/2021 3/5/2021 54.60 936739 IL07-00168849 2/4/2021 3/6/2021 3,325.75 936740 OH46- 00239425 2/4/2021 3/6/2021 532.00 936858 SC16- 00257156 2/5/2021 3/7/2021 1,758.00 936859 UT01- 00230385 2/5/2021 3/7/2021 976.00 936860 CA09- 00161948 2/5/2021 3/7/2021 708.00 936861 WI01- 00156696 2/5/2021 3/7/2021 116.25 936990 IL08-00279520 2/8/2021 3/10/2021 622.00 936991 KY56- 00363225 2/8/2021 3/10/2021 267.80 936992 CT16- 00013373 2/8/2021 3/10/2021 1,067.00 936993 NC70- 00031253 2/8/2021 3/10/2021 51.70 936994 CA09- 00162053 2/8/2021 3/10/2021 36.00 937091 OH68- 00116866 2/9/2021 3/11/2021 6,272.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 128 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Motion Industries - US / MOT248 Contact Person:Website Invoicing Phone:205-951-6980 937092 WI02- 00451755 2/9/2021 3/11/2021 761.00 937093 TN74- 00246747 2/9/2021 3/11/2021 2,299.50 937094 NY03- 00151173 2/9/2021 3/11/2021 622.00 937240 AZ54- 00069965 2/10/2021 3/12/2021 145.00 937241 AR56- 00174720 2/10/2021 3/12/2021 129.75 937242 UT05- 00062979 2/10/2021 3/12/2021 115.50 937243 TN72- 00314090 2/10/2021 3/12/2021 33.05 937244 IL08-00279794 2/10/2021 3/12/2021 1,492.00 937379 NC17- 00398988 2/11/2021 3/13/2021 2,684.57 937380 OH42- 00311182 2/11/2021 3/13/2021 249.00 937381 NC64- 00170257 2/11/2021 3/13/2021 254.00 937382 MN14- 00231829 2/11/2021 3/13/2021 130.00 937383 OH46- 00239667 2/11/2021 3/13/2021 798.00 937384 TX80- 00334515 2/11/2021 3/13/2021 1,028.00 937521 TN60- 00116780 2/12/2021 3/14/2021 554.15 937522 MO33- 00169370 2/12/2021 3/14/2021 143.60 937574 UR 2/14/2021 2/14/2021 -0.30 937714 TX70- 00228921 2/15/2021 3/17/2021 842.78 937715 OH43- 00320746 2/15/2021 3/17/2021 761.00 937716 GA55- 00154854 2/15/2021 3/17/2021 229.66 937717 NJ18- 00350178 2/15/2021 3/17/2021 145.60 937718 OH68- 00117131 2/15/2021 3/17/2021 205.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 129 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Motion Industries - US / MOT248 Contact Person:Website Invoicing Phone:205-951-6980 937719 NY04- 00267317 2/15/2021 3/17/2021 608.30 937720 MN14- 00231986 2/15/2021 3/17/2021 1,250.50 937721 OH68- 00117159 2/15/2021 3/17/2021 241.96 937888 TN70- 00336502 2/16/2021 3/18/2021 121.20 937889 WI18- 00068162 2/16/2021 3/18/2021 95.44 938025 WI02- 00452460 2/17/2021 3/19/2021 792.00 938026 IL64-00166422 2/17/2021 3/19/2021 33.00 938027 IN62- 00171032 2/17/2021 3/19/2021 495.80 938163 AZ09- 00148373 2/18/2021 3/20/2021 3,219.28 938164 WI21- 00157815 2/18/2021 3/20/2021 3,959.00 938165 OH45- 00195629 2/18/2021 3/20/2021 340.00 938166 OH68- 00117192 2/18/2021 3/20/2021 624.00 938167 WI08- 00165680 2/18/2021 3/20/2021 334.00 938168 IN52- 00178402 2/18/2021 3/20/2021 1,067.35 938169 OH43- 00321309 2/18/2021 3/20/2021 83.25 938170 TN70- 00336642 2/18/2021 3/20/2021 68.11 938309 IA37- 00115642 2/19/2021 3/21/2021 52.27 938310 WI02- 00452991 2/19/2021 3/21/2021 28.50 938311 WI21- 00157982 2/19/2021 3/21/2021 83.25 938312 MI05- 00290413 2/19/2021 3/21/2021 398.00 938313 OH48- 00239735 2/19/2021 3/21/2021 761.00 938314 TX42- 00127156 2/19/2021 3/21/2021 639.75 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 130 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Motion Industries - US / MOT248 Contact Person:Website Invoicing Phone:205-951-6980 938315 TN78- 00170385 2/19/2021 3/21/2021 229.00 938316 IA37- 00115678 2/19/2021 3/21/2021 667.00 938317 MN14- 00232197 2/19/2021 3/21/2021 238.00 938456 NY04- 00267808 2/22/2021 3/24/2021 1,095.15 938457 OH47- 00189302 2/22/2021 3/24/2021 708.00 938598 IN52- 00178479 2/23/2021 3/25/2021 984.60 938599 NJ18- 00350754 2/23/2021 3/25/2021 67.20 938600 CA82- 00049060 2/23/2021 3/25/2021 29.00 938601 OH43- 00321532 2/23/2021 3/25/2021 976.00 938602 OH43- 00321522 2/23/2021 3/25/2021 151.50 938726 OH41- 00308876 2/24/2021 3/26/2021 695.00 938727 SC17- 00294728 2/24/2021 3/26/2021 399.45 938728 AR56- 00174942 2/24/2021 3/26/2021 222.00 938729 PA78- 00125502 2/24/2021 3/26/2021 388.95 938730 PA78- 00125505 2/24/2021 3/26/2021 336.00 938731 IA37- 00115796 2/24/2021 3/26/2021 44.72 938732 TX23- 00118527 2/24/2021 3/26/2021 383.00 938733 OH46- 00240084 2/24/2021 3/26/2021 239.00 938859 GA55- 00155077 2/25/2021 3/27/2021 596.00 938860 MI01- 00505248 2/25/2021 3/27/2021 646.80 938861 TX70- 00229445 2/25/2021 3/27/2021 988.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 131 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Motion Industries - US / MOT248 Contact Person:Website Invoicing Phone:205-951-6980 938862 AR56- 00174985 2/25/2021 3/27/2021 1,634.00 938863 TN60- 00117066 2/25/2021 3/27/2021 281.60 938864 IL07-00169754 2/25/2021 3/27/2021 318.60 938865 MO36- 00306458 2/25/2021 3/27/2021 4,064.40 938919 CM SC16- 00254111 2/26/2021 3/28/2021 -2,601.20 938920 CM SC16- 00254110 2/26/2021 3/28/2021 -547.40 939030 CA09- 00162264 2/26/2021 3/28/2021 4,225.00 939031 OH68- 00117174 2/26/2021 3/28/2021 959.00 939032 TN78- 00170403 2/26/2021 3/28/2021 3,060.49 939033 GA55- 00155236 2/26/2021 3/28/2021 680.14 939034 MA08- 00172586 2/26/2021 3/28/2021 1,299.00 939035 ON17- 00073722 2/26/2021 3/28/2021 416.00 939036 TX23- 00118537 2/26/2021 3/28/2021 1,660.00 939037 AR56- 00175005 2/26/2021 3/28/2021 290.00 939038 PA02- 00195861 2/26/2021 3/28/2021 350.00 Customer Total: (MOT248) 89,108.54 83,549.02 5,596.20 0.00 0.00 0.00 -36.68 Customer: MPS / MPS002 Contact Person:Accounts Payable Phone:540-672-7603 937523 MPS-210038 2/12/2021 3/14/2021 1,068.70 Customer Total: (MPS002) 1,068.70 1,068.70 0.00 0.00 0.00 0.00 0.00 Customer: MPS Acquisitions Company LLC / MPS004 Contact Person:Maddie Lenz Phone:367-6600 913231 CM P215127 5/20/2020 6/19/2020 -35.00 934018 CM P216863 1/8/2021 2/7/2021 -492.73 935271 P217217 1/21/2021 2/20/2021 3,160.50 935272 P217226 1/21/2021 2/20/2021 963.90 936171 P217171 1/29/2021 2/28/2021 3,471.75 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 132 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: MPS Acquisitions Company LLC / MPS004 Contact Person:Maddie Lenz Phone:367-6600 936172 P217186 1/29/2021 2/28/2021 2,414.25 936173 P217305 1/29/2021 2/28/2021 963.90 936741 P217362 2/4/2021 3/6/2021 522.53 936995 P217379 2/8/2021 3/10/2021 214.43 937245 P217311 2/10/2021 3/12/2021 86.83 937246 P217409 2/10/2021 3/12/2021 230.02 938028 P217457 2/17/2021 3/19/2021 25.35 938171 P217434 2/18/2021 3/20/2021 294.43 938172 P217468 2/18/2021 3/20/2021 255.83 938603 P217497 2/23/2021 3/25/2021 121.98 938734 P217394 2/24/2021 3/26/2021 1,955.36 939071 CM P217394 2/27/2021 3/29/2021 -55.24 Customer Total: (MPS004) 14,098.09 10,501.42 3,631.67 0.00 0.00 0.00 -35.00 Customer: MSC Industrial Direct Co Inc / MSC001 Contact Person:Accounts Payable Phone:516-812-2000 935686 8681722 1/26/2021 3/12/2021 1,533.43 Customer Total: (MSC001) 1,533.43 1,533.43 0.00 0.00 0.00 0.00 0.00 Customer: Mueller Co / MUE010 Contact Person:APM Invoices Phone:217-423-4471 906459 CM 2/25/2020 3/26/2020 -1,652.00 Customer Total: (MUE010) -1,652.00 0.00 0.00 0.00 0.00 0.00 -1,652.00 Customer: Mullins Cheese / MUL034 Contact Person:Accounts Payable Phone:715-693-3205 938029 EMD0211215- MARSH 2/17/2021 3/19/2021 518.23 Customer Total: (MUL034) 518.23 518.23 0.00 0.00 0.00 0.00 0.00 Customer: Multicell Packaging / MUL003 Contact Person:Accounting - Invoices Phone:770-682-1980 937890 MP021521-RM 2/16/2021 3/18/2021 490.88 Customer Total: (MUL003) 490.88 490.88 0.00 0.00 0.00 0.00 0.00 Customer: Multifeeder Technology Inc / MUL017 Contact Person:Accounts Payable Phone:651-407-3100 X114 933296 36256 12/29/2020 1/28/2021 14,527.46 Customer Total: (MUL017) 14,527.46 0.00 14,527.46 0.00 0.00 0.00 0.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 133 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: National Packaging Co Inc / NAT062 Contact Person:Accounting Phone:256-350-7047 935687 2021-00- 22019 1/26/2021 2/25/2021 1,175.13 936313 2021-00- 22229 2/1/2021 3/3/2021 152.88 Customer Total: (NAT062) 1,328.01 152.88 1,175.13 0.00 0.00 0.00 0.00 Customer: Nature's Path Foods USA / NAT048 Contact Person:APM Invoices Phone: 934721 246177 1/15/2021 2/14/2021 125.80 Customer Total: (NAT048) 125.80 0.00 125.80 0.00 0.00 0.00 0.00 Customer: NCC Automated Systems Inc / NCC001 Contact Person:Nancy Brobst Phone:215-721-1900 x155 934097 8821193-00 1/8/2021 2/7/2021 300.48 934099 8821207-00 1/8/2021 2/7/2021 277.74 934210 8821228-00 1/11/2021 2/10/2021 444.80 934338 8821244-00 1/12/2021 2/11/2021 328.00 934339 8821247-00 1/12/2021 2/11/2021 300.48 934476 8821069-00 1/13/2021 2/12/2021 1,001.80 934477 8821259-00 1/13/2021 2/12/2021 156.00 934723 8821270-00 1/15/2021 2/14/2021 2,423.20 934724 8821281-00 1/15/2021 2/14/2021 819.84 934725 8821293-00 1/15/2021 2/14/2021 1,090.32 934871 8820701-00 1/18/2021 2/17/2021 2,547.20 934872 8821131-00 1/18/2021 2/17/2021 602.64 934873 8821312-00 1/18/2021 2/17/2021 231.90 935009 8820958-00 1/19/2021 2/18/2021 18,501.55 935010 8821026-00 1/19/2021 2/18/2021 14,032.02 935150 8821068-00 1/20/2021 2/19/2021 5,215.30 935420 8821364-00 1/22/2021 2/21/2021 556.32 935421 8821444-00 1/22/2021 2/21/2021 1,303.60 935422 8821452-00 1/22/2021 2/21/2021 386.64 935551 8821268-00 1/25/2021 2/24/2021 4,471.38 935552 8821445-00 1/25/2021 2/24/2021 217.60 935553 8821475-00 1/25/2021 2/24/2021 22.26 935823 8820966-00 1/27/2021 2/26/2021 2,780.88 935967 8821026-00 / Additional 1/28/2021 2/27/2021 199.92 936174 8821456-00 1/29/2021 2/28/2021 1,752.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 134 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: NCC Automated Systems Inc / NCC001 Contact Person:Nancy Brobst Phone:215-721-1900 x155 936314 8820569-00 2/1/2021 3/3/2021 1,809.60 936315 8820693-00 2/1/2021 3/3/2021 1,315.20 936317 8820724-00 2/1/2021 3/3/2021 3,201.60 936318 8820725-00 2/1/2021 3/3/2021 1,334.40 936319 8820733-00 2/1/2021 3/3/2021 1,253.60 936363 8821531-00 2/2/2021 2/12/2021 31,080.00 936364 8821552-00 2/2/2021 2/12/2021 23,681.85 936450 8820945-00 2/2/2021 3/4/2021 1,911.60 936451 8821604-00 2/2/2021 3/4/2021 394.40 936452 8821632 - 00 2/2/2021 3/4/2021 740.80 936453 8821616-00 2/2/2021 3/4/2021 496.32 936454 8821621-00 2/2/2021 3/4/2021 191.52 936579 8821595-00 2/3/2021 3/5/2021 4.98 936580 8821529-00 2/3/2021 3/5/2021 450.56 936742 8819852-01 2/4/2021 3/6/2021 19,467.69 936743 8821121-00 2/4/2021 3/6/2021 26,187.69 936996 8821683-00 2/8/2021 3/10/2021 285.64 937247 8821719-00 2/10/2021 3/12/2021 268.92 937385 8821032-00 2/11/2021 3/13/2021 7,021.68 937386 8821477-00 2/11/2021 3/13/2021 8,662.40 937387 8821630-00 2/11/2021 3/13/2021 359.26 937524 8821568-00 2/12/2021 3/14/2021 5,712.64 937525 8821660-00 2/12/2021 3/14/2021 444.80 937526 8821741-00 2/12/2021 3/14/2021 5,300.72 937722 8821456-00 2/15/2021 3/17/2021 658.40 937723 8821638-00 2/15/2021 3/17/2021 1,825.12 937724 8821757-00 2/15/2021 3/17/2021 921.60 937725 8821783-00 2/15/2021 3/17/2021 1,373.12 937726 8821788-00 2/15/2021 3/17/2021 216.80 937891 8821032-00 2/16/2021 3/18/2021 4,511.21 938030 8821312-00 2/17/2021 3/19/2021 63.00 938031 8821618-00 2/17/2021 3/19/2021 683.02 938173 8821518-00 2/18/2021 3/20/2021 9,258.03 938175 8821863-00 2/18/2021 3/20/2021 220.56 938176 8821892-00 2/18/2021 3/20/2021 592.80 938318 8821616-00 2/19/2021 3/21/2021 891.36 938319 8821888-00 2/19/2021 3/21/2021 426.72 938320 8821907-00 2/19/2021 3/21/2021 1,726.08 938458 8821638-00 2/22/2021 3/24/2021 1,828.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 135 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: NCC Automated Systems Inc / NCC001 Contact Person:Nancy Brobst Phone:215-721-1900 x155 938735 8821979-00 2/24/2021 3/26/2021 114.00 938736 8822009-00 2/24/2021 3/26/2021 652.00 938778 CM 8821568-00 2/25/2021 3/27/2021 -101.52 938866 8821959-00 2/25/2021 3/27/2021 620.00 938867 8822022-00 2/25/2021 3/27/2021 1,380.00 939039 8821849-00 2/26/2021 3/28/2021 1,181.86 Customer Total: (NCC001) 230,583.90 117,610.18 112,973.72 0.00 0.00 0.00 0.00 Customer: Neff Power, Inc / NEF002 Contact Person:Accounting Phone:314-727-6200 937727 2072732 2/15/2021 3/17/2021 13,854.40 938737 2072318 2/24/2021 3/26/2021 10,317.00 938922 CM 2072732 2/26/2021 3/28/2021 -2,046.40 Customer Total: (NEF002) 22,125.00 22,125.00 0.00 0.00 0.00 0.00 0.00 Customer: Nelson Equipment Company Inc / NEL008 Contact Person:Kurt Nelson Phone:318-688-9970 ext 501 934211 34202 1/11/2021 2/10/2021 474.90 935013 34202 1/19/2021 2/18/2021 330.60 935969 34235 1/28/2021 2/27/2021 557.25 936862 34248 2/5/2021 3/7/2021 923.35 937248 34250 2/10/2021 3/12/2021 29.66 Customer Total: (NEL008) 2,315.76 953.01 1,362.75 0.00 0.00 0.00 0.00 Customer: Nephron Pharmaceuticals / NEP003 Contact Person:SC Accounts Payable Phone:(800) 443-4313 935014 2020023n 1/19/2021 2/18/2021 17,792.57 938604 2020605n 2/23/2021 3/25/2021 773.96 Customer Total: (NEP003) 18,566.53 773.96 17,792.57 0.00 0.00 0.00 0.00 Customer: Nestle USA / NES012 Contact Person:APM Invoices Phone: 897878 4560804750 11/11/2019 12/11/2019 16,811.00 915918 UR 6/24/2020 6/24/2020 -98,168.00 Customer Total: (NES012) -81,357.00 0.00 0.00 0.00 0.00 0.00 -81,357.00 Customer: Nichols Farms / NIC005 Contact Person:APM Invoices Phone:559-584-6811 933518 P025893 12/31/2020 1/30/2021 62,672.06 934478 P025893 1/13/2021 2/12/2021 1,382.72 938032 P025893 2/17/2021 3/19/2021 3,475.00 Customer Total: (NIC005) 67,529.78 3,475.00 64,054.78 0.00 0.00 0.00 0.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 136 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Nor-Cal Controls Inc / NOR020 Contact Person:James Mutschler Phone:408-435-0400 x24 935970 F55983/19363 9 1/28/2021 2/27/2021 637.50 936176 F55717/23319 0 1/29/2021 2/28/2021 1,939.92 936320 F56075/23319 0 2/1/2021 3/3/2021 439.17 936744 S70448 2/4/2021 3/6/2021 14,190.00 936745 F55561/23319 0 2/4/2021 3/6/2021 240.33 936864 F56134/10685 0 2/5/2021 3/7/2021 2,943.36 937096 F56062/10685 0 2/9/2021 3/11/2021 3,900.58 937528 F56273/14695 0 2/12/2021 3/14/2021 317.64 937892 F56327/23319 0 2/16/2021 3/18/2021 714.50 938177 F56384/30638 0 2/18/2021 3/20/2021 774.61 938321 F56196/78221 0 2/19/2021 3/21/2021 7,420.88 938462 F56236/78221 0 2/22/2021 3/24/2021 419.10 938463 F56434/33985 0 2/22/2021 3/24/2021 69.49 938738 f56157/233190 2/24/2021 3/26/2021 438.14 938868 F56207/19363 9 2/25/2021 3/27/2021 4,690.98 939040 F56451/19363 9 2/26/2021 3/28/2021 688.50 Customer Total: (NOR020) 39,824.70 39,187.20 637.50 0.00 0.00 0.00 0.00 Customer: North American Seal & Supply / NOR005 Contact Person:Carrie Tylicki Phone:216-831-6210 x18 937095 0021822 2/9/2021 3/11/2021 1,604.07 Customer Total: (NOR005) 1,604.07 1,604.07 0.00 0.00 0.00 0.00 0.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 137 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Northwest Automation Products / NOR058 Contact Person:Sales Phone:503-620-5670 936177 1032379 1/29/2021 2/28/2021 2,130.60 936178 1032421 1/29/2021 2/28/2021 414.00 936179 1032418 1/29/2021 2/28/2021 9,380.70 936321 1032445 2/1/2021 3/3/2021 287.25 936746 1032471 2/4/2021 3/6/2021 38.56 937388 1032372 2/11/2021 3/13/2021 1,038.85 938606 1032562 2/23/2021 3/25/2021 362.11 938739 1032479 2/24/2021 3/26/2021 22,084.31 938869 1032525 2/25/2021 3/27/2021 6,576.01 938917 CM 2/26/2021 3/28/2021 -370.33 Customer Total: (NOR058) 41,942.06 41,942.06 0.00 0.00 0.00 0.00 0.00 Customer: NovaTool Incorporated / NOV008 Contact Person:Accounts Payable Phone:410-788-7880 935689 34883-AM 1/26/2021 2/25/2021 288.32 935971 34436-AM 1/28/2021 2/27/2021 8,570.25 936456 35007-AM 2/2/2021 3/4/2021 767.25 936865 34686-AM 2/5/2021 3/7/2021 1,545.00 936998 35001-AM 2/8/2021 3/10/2021 344.09 937249 34997-AM 2/10/2021 3/12/2021 1,938.87 937250 35125-AM 2/10/2021 3/12/2021 244.12 937389 35118-AM 2/11/2021 3/13/2021 201.75 937390 35122-AM 2/11/2021 3/13/2021 420.00 937529 35001-AM 2/12/2021 3/14/2021 3,154.46 937728 35155-AM 2/15/2021 3/17/2021 259.13 937893 35008-AM 2/16/2021 3/18/2021 1,269.75 938033 35104-AM 2/17/2021 3/19/2021 1,016.25 938034 35187-AM 2/17/2021 3/19/2021 915.98 938178 35223-AM 2/18/2021 3/20/2021 3,059.00 938323 35068-AM 2/19/2021 3/21/2021 4,189.63 938464 35062-AM 2/22/2021 3/24/2021 7,339.20 938465 35157-AM 2/22/2021 3/24/2021 1,674.00 938607 35204-AM 2/23/2021 3/25/2021 473.40 938608 35254-RW 2/23/2021 3/25/2021 476.48 938740 35302-AM 2/24/2021 3/26/2021 492.00 938870 34997-AM 2/25/2021 3/27/2021 404.08 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 138 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: NovaTool Incorporated / NOV008 Contact Person:Accounts Payable Phone:410-788-7880 939041 35344-AM 2/26/2021 3/28/2021 432.00 Customer Total: (NOV008) 39,475.01 30,616.44 8,858.57 0.00 0.00 0.00 0.00 Customer: Nutra Manufacturing / NUT003 Contact Person:Accounts Payable Phone:864-297-1400 936457 279084 2/2/2021 3/4/2021 579.67 938035 P279820-00 2/17/2021 3/19/2021 71.67 Customer Total: (NUT003) 651.34 651.34 0.00 0.00 0.00 0.00 0.00 Customer: Nutritional Resources Inc. / NUT005 Contact Person:Sandra Claxton Phone:706-869-1222 936999 PO00010615 2/8/2021 3/10/2021 3,531.20 Customer Total: (NUT005) 3,531.20 3,531.20 0.00 0.00 0.00 0.00 0.00 Customer: O&M Halyard Inc / OMH001 Contact Person:APM Invoices-Copy Phone:804-723-7000 933609 18095610 1/4/2021 3/20/2021 399.63 934876 18097330 1/18/2021 4/3/2021 282.52 935152 18097774 1/20/2021 4/5/2021 481.94 Customer Total: (OMH001) 1,164.09 1,164.09 0.00 0.00 0.00 0.00 0.00 Customer: Olympus Controls / OLY002 Contact Person:Accounts Payable Phone:503-582-8100 928753 115459 11/6/2020 12/6/2020 14.33 935972 117480 1/28/2021 2/27/2021 61.97 936180 117605 1/29/2021 2/28/2021 1,409.31 936866 116413 2/5/2021 3/7/2021 16,652.80 937729 117639 2/15/2021 3/17/2021 12,048.41 938741 117635 2/24/2021 3/26/2021 2,318.88 938871 117314 2/25/2021 3/27/2021 48,899.61 Customer Total: (OLY002) 81,405.31 81,329.01 61.97 0.00 14.33 0.00 0.00 Customer: Osborne Coinage Company / OSB001 Contact Person:Randy Caskey Phone:513-681-5424 936582 315-rim-4648- RWC 2/3/2021 3/5/2021 7,620.23 Customer Total: (OSB001) 7,620.23 7,620.23 0.00 0.00 0.00 0.00 0.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 139 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Pac Worldwide Corporation / PAC086 Contact Person:Accounts Payable Phone:513-217-3200 937251 P201004 2/10/2021 4/11/2021 20,391.89 Customer Total: (PAC086) 20,391.89 20,391.89 0.00 0.00 0.00 0.00 0.00 Customer: Pacific Conveyor / PAC022 Contact Person:Accounts Payable Phone:714-258-1810 938179 PO108989/128 62 2/18/2021 3/20/2021 288.00 Customer Total: (PAC022) 288.00 288.00 0.00 0.00 0.00 0.00 0.00 Customer: Pactiv Corporation / PAC033 Contact Person:Accounts Payable Phone:254-770-4328 922676 UR 9/8/2020 9/8/2020 -46.00 Customer Total: (PAC033) -46.00 0.00 0.00 0.00 0.00 0.00 -46.00 Customer: Palermo Villa Inc / PAL002 Contact Person:Accounts Payable Phone:414 643-0919 937730 POM00987- 0000-000 2/15/2021 3/17/2021 59.48 Customer Total: (PAL002) 59.48 59.48 0.00 0.00 0.00 0.00 0.00 Customer: Panduit Corporation / PAN005 Contact Person:Accounts Payable Phone:708-532-1800 935426 780188 1/22/2021 3/23/2021 383.00 Customer Total: (PAN005) 383.00 383.00 0.00 0.00 0.00 0.00 0.00 Customer: Paparazzi Accessories / PAP004 Contact Person:APM Invoices Phone:855-697-2727 938742 1062020 2/24/2021 3/6/2021 135,322.85 Customer Total: (PAP004) 135,322.85 135,322.85 0.00 0.00 0.00 0.00 0.00 Customer: Parker Hannifin Corporation / PAR016 Contact Person:Stephen J Merkley Phone:812-719-4603 921216 8/13/20 CC 8/24/2020 8/24/2020 2,199.50 921647 8/13/20 CC 8/27/2020 8/27/2020 350.12 924888 CM 8/13/20 CC 9/30/2020 10/30/2020 -2,199.50 924889 CM 8/13/20 CC 9/30/2020 10/30/2020 -2,586.62 924890 8/13/20 CC 9/30/2020 9/30/2020 2,055.60 924892 8/13/20 CC 9/30/2020 9/30/2020 2,417.40 Customer Total: (PAR016) 2,236.50 0.00 0.00 0.00 0.00 -4,786.12 7,022.62 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 140 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Pearson Packaging Systems / PEA008 Contact Person:Accounts Payable Phone:800-732-7766 934105 451906 1/8/2021 2/22/2021 7,672.70 934106 455397 1/8/2021 2/22/2021 867.38 934730 455790 1/15/2021 3/1/2021 867.38 936322 455292 2/1/2021 4/2/2021 6,890.40 938466 455292 2/22/2021 4/23/2021 6,890.40 938610 458470 2/23/2021 4/24/2021 368.80 938611 458449 2/23/2021 4/24/2021 206.80 939042 458284 2/26/2021 4/27/2021 3,796.00 Customer Total: (PEA008) 27,559.86 19,019.78 8,540.08 0.00 0.00 0.00 0.00 Customer: Pella Corporation / PEL003 Contact Person:APM Invoices Phone:641-621-1000 935557 1642416-0 1/25/2021 2/24/2021 504.83 936458 1663974-0 2/2/2021 3/4/2021 518.99 937731 1672218-0 2/15/2021 3/17/2021 1,766.31 937894 1673492 2/16/2021 3/18/2021 1,380.38 938325 1675790 2/19/2021 3/21/2021 243.07 Customer Total: (PEL003) 4,413.58 3,908.75 504.83 0.00 0.00 0.00 0.00 Customer: Penn-Air & Hydraulics Corp. / PEN030 Contact Person:Accounts Payable Phone:717-840-8100 934107 PO0034654 1/8/2021 2/7/2021 27,007.50 935017 PO0039602 1/19/2021 2/18/2021 3,534.33 935018 PO0039870 1/19/2021 2/18/2021 53.55 935153 PO0039777 1/20/2021 2/19/2021 467.85 935278 PO0040084 1/21/2021 2/20/2021 500.25 935427 PO0040080 1/22/2021 2/21/2021 405.25 935428 PO0040158 1/22/2021 2/21/2021 805.50 935691 PO0040005 1/26/2021 2/25/2021 2,273.35 935692 PO0040067 1/26/2021 2/25/2021 2,281.16 935974 PO0040472 1/28/2021 2/27/2021 191.74 935975 PO0040512 1/28/2021 2/27/2021 776.52 936038 CM 1/29/2021 2/28/2021 -150.00 936747 PO0040829 2/4/2021 3/6/2021 2,661.67 936867 PO0038203 2/5/2021 3/7/2021 1,508.23 937001 PO0041092 2/8/2021 3/10/2021 2,028.52 937391 PO0041092 2/11/2021 3/13/2021 1,054.50 937531 PO0041510 2/12/2021 3/14/2021 124.37 937732 PO0040905 2/15/2021 3/17/2021 2,720.62 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 141 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Penn-Air & Hydraulics Corp. / PEN030 Contact Person:Accounts Payable Phone:717-840-8100 937895 PO0038487 2/16/2021 3/18/2021 26,572.80 937896 PO0040125 2/16/2021 3/18/2021 453.73 937897 PO0040905 2/16/2021 3/18/2021 3,103.50 938037 PO0042118 2/17/2021 3/19/2021 1,626.02 938326 PO0041498 2/19/2021 3/21/2021 4,537.10 938468 PO0042338 2/22/2021 3/24/2021 267.75 938872 PO0042619 2/25/2021 3/27/2021 142.50 939043 PO0041743 2/26/2021 3/28/2021 5,813.55 Customer Total: (PEN030) 90,761.86 52,464.86 38,297.00 0.00 0.00 0.00 0.00 Customer: Perfect Commerce Global Purchasing LLC / PER005 Contact Person:Accounts Payable Phone:757-766-8211 936034 1/29/2021 3/15/2021 2,750.00 Customer Total: (PER005) 2,750.00 2,750.00 0.00 0.00 0.00 0.00 0.00 Customer: Pfizer Inc / PFI013 Contact Person:Accounts Payable Phone:901-215-1111 932512 8502686421/5 210 12/18/2020 3/3/2021 35.05 932903 8502675895 12/22/2020 3/7/2021 956.96 Customer Total: (PFI013) 992.01 992.01 0.00 0.00 0.00 0.00 0.00 Customer: Piedmont National Corporation / PIE002 Contact Person:Accounting Phone:404-351-6130 936330 218713 2/1/2021 3/3/2021 956.04 Customer Total: (PIE002) 956.04 956.04 0.00 0.00 0.00 0.00 0.00 Customer: Piedmont Technical Sales / PIE001 Contact Person:Accounting Phone:704-519-4661 916410 CM 6/30/2020 7/30/2020 -76.49 919197 CM 10-7096 7/31/2020 8/30/2020 -76.49 922084 CM 10-7377 9/1/2020 10/1/2020 -227.32 928079 CM 10-7649 11/1/2020 12/1/2020 -578.55 933750 CM 10-7984 1/6/2021 2/5/2021 -212.10 934607 10-8019 1/14/2021 2/13/2021 596.57 934731 10-8044 1/15/2021 2/14/2021 1,885.92 934732 10-8073 1/15/2021 2/14/2021 1,334.18 934878 10-8042 1/18/2021 2/17/2021 2,250.45 934879 10-8069 1/18/2021 2/17/2021 1,321.90 934880 10-8092 1/18/2021 2/17/2021 334.50 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 142 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Piedmont Technical Sales / PIE001 Contact Person:Accounting Phone:704-519-4661 934881 10-8094 1/18/2021 2/17/2021 402.00 935019 10-8029 1/19/2021 2/18/2021 1,252.13 935020 10-8077 1/19/2021 2/18/2021 3,561.50 935021 10-8097 1/19/2021 2/18/2021 558.75 935154 10-8082 1/20/2021 2/19/2021 4,229.66 935155 10-8099 1/20/2021 2/19/2021 62.44 935156 10-8100 1/20/2021 2/19/2021 107.44 935279 10-8103 1/21/2021 2/20/2021 885.13 935280 10-8104 1/21/2021 2/20/2021 74.92 935429 10-8109 1/22/2021 2/21/2021 290.62 935430 10-8110 1/22/2021 2/21/2021 432.76 935558 10-8113 1/25/2021 2/24/2021 172.50 935559 10-8115 1/25/2021 2/24/2021 371.10 935560 10-8118 1/25/2021 2/24/2021 480.38 935561 10-8119 1/25/2021 2/24/2021 1,779.37 935826 10-8129 1/27/2021 2/26/2021 427.50 935827 10-8133 1/27/2021 2/26/2021 887.50 935976 10-8124 1/28/2021 2/27/2021 519.00 936183 10-8136 1/29/2021 2/28/2021 263.25 936184 10-8141 1/29/2021 2/28/2021 34.09 936323 10-7909 2/1/2021 3/3/2021 11,732.25 936324 10-8132 2/1/2021 3/3/2021 192.59 936325 10-8145 2/1/2021 3/3/2021 483.36 936326 10-8144 2/1/2021 3/3/2021 388.95 936327 10-8149 2/1/2021 3/3/2021 69.44 936328 10-8151 2/1/2021 3/3/2021 17.44 936459 10-8158 2/2/2021 3/4/2021 92.25 936460 10-8159 2/2/2021 3/4/2021 201.26 936583 10-8091 2/3/2021 3/5/2021 2,992.50 936584 10-8122 2/3/2021 3/5/2021 3,255.31 936585 10-8162 2/3/2021 3/5/2021 606.37 936586 10-8163 2/3/2021 3/5/2021 69.44 936587 10-8165 2/3/2021 3/5/2021 489.32 936748 10-7967 2/4/2021 3/6/2021 131.85 936749 10-8168 2/4/2021 3/6/2021 18.52 936750 10-8174 2/4/2021 3/6/2021 300.50 936868 10-8127 2/5/2021 3/7/2021 3,865.61 936869 10-8130 2/5/2021 3/7/2021 172.42 936870 10-8178 2/5/2021 3/7/2021 17.62 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 143 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Piedmont Technical Sales / PIE001 Contact Person:Accounting Phone:704-519-4661 936871 10-8181 2/5/2021 3/7/2021 578.89 937002 10-8182 2/8/2021 3/10/2021 663.00 937003 10-8186 2/8/2021 3/10/2021 306.80 937004 10-8191 2/8/2021 3/10/2021 84.00 937005 10-8192 2/8/2021 3/10/2021 180.70 937006 10-8193 2/8/2021 3/10/2021 531.85 937007 10-8196 2/8/2021 3/10/2021 123.19 937097 10-8179 2/9/2021 3/11/2021 1,114.50 937098 10-8198 2/9/2021 3/11/2021 594.75 937252 10-8201 2/10/2021 3/12/2021 173.53 937253 10-8213 2/10/2021 3/12/2021 68.56 937393 10-8204 2/11/2021 3/13/2021 202.50 937394 10-8208 2/11/2021 3/13/2021 593.44 937395 10-8214 2/11/2021 3/13/2021 46.72 937532 10-8175 2/12/2021 3/14/2021 589.26 937533 10-8212 2/12/2021 3/14/2021 468.33 937534 10-8216 2/12/2021 3/14/2021 519.00 937535 10-8217 2/12/2021 3/14/2021 324.00 937536 10-8221 2/12/2021 3/14/2021 165.04 937734 10-8200 2/15/2021 3/17/2021 1,114.50 937735 10-8224 2/15/2021 3/17/2021 324.00 937736 10-8227 2/15/2021 3/17/2021 338.51 937898 10-8180 2/16/2021 3/18/2021 1,069.50 937899 10-8232 2/16/2021 3/18/2021 1,923.75 937900 10-8231 2/16/2021 3/18/2021 1,618.20 937901 10-8237 2/16/2021 3/18/2021 936.56 937902 10-8238 2/16/2021 3/18/2021 936.56 938038 10-8243 2/17/2021 3/19/2021 303.07 938039 10-8240 2/17/2021 3/19/2021 557.13 938040 10-8241 2/17/2021 3/19/2021 297.00 938041 10-8242 2/17/2021 3/19/2021 528.94 938180 10-8188 2/18/2021 3/20/2021 415.75 938181 10- 7865WARRAN TY 2/18/2021 3/20/2021 561.75 938244 CM 10- 7865WARRAN TY 2/19/2021 3/21/2021 -561.75 938327 10-8233 2/19/2021 3/21/2021 936.75 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 144 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Piedmont Technical Sales / PIE001 Contact Person:Accounting Phone:704-519-4661 938328 10-8251 2/19/2021 3/21/2021 202.50 938329 10-8253 2/19/2021 3/21/2021 195.67 938330 10-8254 2/19/2021 3/21/2021 420.10 938331 10-8255 2/19/2021 3/21/2021 199.50 938470 10-8199 2/22/2021 3/24/2021 1,069.50 938471 10-8225 2/22/2021 3/24/2021 392.21 938472 10-8258 2/22/2021 3/24/2021 287.25 938514 CM 10-8254 2/23/2021 3/25/2021 -26.10 938612 10-8257 2/23/2021 3/25/2021 197.22 938613 10-8246 2/23/2021 3/25/2021 530.85 938614 10-8266 2/23/2021 3/25/2021 204.97 938615 10-8267 2/23/2021 3/25/2021 503.25 938743 10-8272 2/24/2021 3/26/2021 62.44 938744 10-8275 2/24/2021 3/26/2021 301.13 938873 10-8207 2/25/2021 3/27/2021 1,224.95 938874 10-8222 2/25/2021 3/27/2021 1,153.50 938875 10-8274 2/25/2021 3/27/2021 347.25 939044 10-8183 2/26/2021 3/28/2021 2,086.50 939045 10-8285 2/26/2021 3/28/2021 287.70 Customer Total: (PIE001) 76,710.28 53,663.01 24,006.12 0.00 -578.55 0.00 -380.30 Customer: Plenty Unlimited Inc / PLE009 Contact Person:Accounts Payable Phone:650-735-3737 937396 CPO16632 2/11/2021 3/13/2021 4,984.32 938332 CPO16712 2/19/2021 3/21/2021 3,708.41 Customer Total: (PLE009) 8,692.73 8,692.73 0.00 0.00 0.00 0.00 0.00 Customer: Pooley Inc / POO002 Contact Person:Purchasing Phone:716-852-3780 937008 358882 2/8/2021 3/10/2021 3,244.00 937397 360187 2/11/2021 3/13/2021 541.00 Customer Total: (POO002) 3,785.00 3,785.00 0.00 0.00 0.00 0.00 0.00 Customer: Powerhouse Industrial Supply Inc / POW020 Contact Person:Accounts Payable Phone:479-751-3232 936185 88101 1/29/2021 2/28/2021 2,184.80 Customer Total: (POW020) 2,184.80 2,184.80 0.00 0.00 0.00 0.00 0.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 145 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Precision Resource / PRE174 Contact Person:Accounts Payable Phone:859-498-5887 933480 050091 12/30/2020 1/29/2021 1,761.44 933612 050097 1/4/2021 2/3/2021 538.63 934348 050200 1/12/2021 2/11/2021 699.97 936751 050545 2/4/2021 3/6/2021 2,986.39 937009 050613 2/8/2021 3/10/2021 39.69 937254 050650 2/10/2021 3/12/2021 227.01 937537 050677 2/12/2021 3/14/2021 1,303.17 938616 050670 2/23/2021 3/25/2021 302.43 Customer Total: (PRE174) 7,858.73 4,858.69 3,000.04 0.00 0.00 0.00 0.00 Customer: Preferred Global Equipment, LLC / PRE183 Contact Person:Administration Phone:513-530-5800 937737 N6P- 4508079576- 0213052 2/15/2021 3/17/2021 289.00 Customer Total: (PRE183) 289.00 289.00 0.00 0.00 0.00 0.00 0.00 Customer: Premium Services LLC / PRE215 Contact Person:Cody Crowe Phone:270-598-7100 919830 CM 10115 8/8/2020 9/7/2020 -779.10 Customer Total: (PRE215) -779.10 0.00 0.00 0.00 0.00 0.00 -779.10 Customer: Procter & Gamble Company / PRO083 Contact Person:Web Invoicing - Coupa Phone:513-945-0418 930365 GBP- 8002533993 11/24/2020 2/7/2021 20,087.75 933177 N6P- 4507965200 12/28/2020 3/13/2021 3,037.02 933724 N6P- 4507965200 1/5/2021 3/21/2021 580.61 934610 8002529004 1/14/2021 3/30/2021 25,313.94 934883 8002724447 1/18/2021 4/3/2021 7,647.17 935023 8002732333 1/19/2021 4/4/2021 3,632.74 937042 8002759882 2/9/2021 4/25/2021 5,886.63 937101 8002700401 2/9/2021 4/25/2021 53,940.89 937739 8002700401 2/15/2021 5/1/2021 347.89 937903 8002759882 2/16/2021 5/2/2021 3,093.00 Customer Total: (PRO083) 123,567.64 103,479.89 20,087.75 0.00 0.00 0.00 0.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 146 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Production Resources - OH_KY_WV / PRO133 Contact Person:Heather Pillsbury Solima Phone:615-371-3888 x106 934219 P-HP54552-1 1/11/2021 2/10/2021 1,064.25 934220 P-HP54614-1 1/11/2021 2/10/2021 284.25 934884 P-HP54592-1 1/18/2021 2/17/2021 4,506.11 935024 P-HP54643-1 1/19/2021 2/18/2021 387.93 935158 P-HP54650-1 1/20/2021 2/19/2021 398.79 935564 P-HP54688-1 1/25/2021 2/24/2021 476.10 935725 DN 23696 1/27/2021 1/27/2021 210.65 935980 P-HP54700-1 1/28/2021 2/27/2021 362.47 935981 P-HP54701-1 1/28/2021 2/27/2021 829.44 936461 P-HP54713-1 2/2/2021 3/4/2021 129.01 937255 P-HP54744-1 2/10/2021 3/12/2021 222.00 937400 P-Hp54757-1 2/11/2021 3/13/2021 778.00 937539 P-HP54716-1 2/12/2021 3/14/2021 5,060.25 937740 P-HP54727-1 2/15/2021 3/17/2021 621.45 937741 P-HP54737-1 2/15/2021 3/17/2021 2,536.50 937742 P-HP54769-1 2/15/2021 3/17/2021 357.00 937904 P-HP54770-1 2/16/2021 3/18/2021 348.57 938746 21-676-P01 2/24/2021 3/26/2021 483.08 Customer Total: (PRO133) 19,055.85 10,535.86 8,309.34 210.65 0.00 0.00 0.00 Customer: Production Resources - TN / PRO033 Contact Person:Heather Pillsbury Solima Phone:615-371-3888 931307 P-HP54310-1 12/7/2020 1/6/2021 2,180.61 932435 CM P-HP54452-1 12/18/2020 1/17/2021 -205.27 932744 P-HP54524-1 12/21/2020 1/20/2021 205.27 934882 P-HP54637-1 1/18/2021 2/17/2021 246.37 935022 P-HP54642-1 1/19/2021 2/18/2021 278.19 935432 P-HP54659-1 1/22/2021 2/21/2021 1,248.00 935563 P-HP879/9-1 1/25/2021 2/24/2021 646.80 935828 P-HP54687-1 1/27/2021 2/26/2021 697.20 935829 P-HP54695-1 1/27/2021 2/26/2021 562.39 935977 P-HP54620-2 1/28/2021 2/27/2021 4,962.00 935978 P-HP54621-1 1/28/2021 2/27/2021 9,795.75 935979 P-HP54705-1 1/28/2021 2/27/2021 72.84 936186 P-HP54706-1 1/29/2021 2/28/2021 970.50 936752 P-HP54730-1 2/4/2021 3/6/2021 694.50 936872 P-HP54692-1 2/5/2021 3/7/2021 4,808.25 936873 P-HP54736-1 2/5/2021 3/7/2021 204.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 147 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Production Resources - TN / PRO033 Contact Person:Heather Pillsbury Solima Phone:615-371-3888 937099 P-HP54747-1 2/9/2021 3/11/2021 411.00 937398 P-HP54766-1 2/11/2021 3/13/2021 611.40 937738 4600316931 2/15/2021 3/17/2021 3,838.50 938617 P-HP54781-1 2/23/2021 3/25/2021 1,772.69 938745 P-HP54783-1 2/24/2021 3/26/2021 128.92 Customer Total: (PRO033) 34,129.91 13,439.76 18,509.54 2,180.61 0.00 0.00 0.00 Customer: Professional Packaging Systems / PRO066 Contact Person:Karen Abshire Phone:972-988-0777 937100 54286EW3 2/9/2021 3/11/2021 20,326.92 Customer Total: (PRO066) 20,326.92 20,326.92 0.00 0.00 0.00 0.00 0.00 Customer: Promation Inc / PRO162 Contact Person:APM Invoices Phone:262-764-4832 934909 4510071634F 1/19/2021 1/29/2021 92,744.19 Customer Total: (PRO162) 92,744.19 0.00 92,744.19 0.00 0.00 0.00 0.00 Customer: Proteina Animal, S.A. de C.V. / PRO103 Contact Person:Arcelia Patricia Romo Phone:011 52 395 725 2800 870247 CM 1/4/2019 2/3/2019 -5,667.79 Customer Total: (PRO103) -5,667.79 0.00 0.00 0.00 0.00 0.00 -5,667.79 Customer: PTS Automation / PTS002 Contact Person: Phone:317-895-6200 936753 6193325 2/4/2021 3/6/2021 249.75 937401 6193360 2/11/2021 3/13/2021 93.45 937540 6193237 2/12/2021 3/14/2021 1,614.00 938877 6193381 2/25/2021 3/27/2021 2,731.33 Customer Total: (PTS002) 4,688.53 4,688.53 0.00 0.00 0.00 0.00 0.00 Customer: Publix Super Markets Inc / PUB007 Contact Person:Web Invoicing - Taulia Phone:863-688-1188 935694 8463919 1/26/2021 2/25/2021 43.31 936187 8460924 1/29/2021 2/28/2021 13,938.89 936589 8460852 2/3/2021 3/5/2021 133.70 936590 8466378 2/3/2021 3/5/2021 111.28 937011 8467753 2/8/2021 3/10/2021 70.17 937905 8467488 2/16/2021 3/18/2021 663.75 Customer Total: (PUB007) 14,961.10 14,917.79 43.31 0.00 0.00 0.00 0.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 148 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Purcell Systems Inc / PUR029 Contact Person: Phone:509-755-0341 906760 CM 4500065252 2/27/2020 3/8/2020 -34,893.50 Customer Total: (PUR029) -34,893.50 0.00 0.00 0.00 0.00 0.00 -34,893.50 Customer: QC Material Handling Equipment / QCM001 Contact Person:Accounts Payable Phone:513-237-0077 935318 CM 20100 1/22/2021 2/21/2021 -940.88 937256 QC213372 2/10/2021 3/12/2021 1,546.98 939072 CM QC213372 2/27/2021 3/29/2021 -610.26 Customer Total: (QCM001) -4.16 936.72 -940.88 0.00 0.00 0.00 0.00 Customer: QComp Technologies Inc / QCO001 Contact Person:Purchasing Phone:920-757-0775 936874 0042111- 0657F 2/5/2021 3/7/2021 14,256.81 937013 0042389- 0113F 2/8/2021 3/10/2021 41.40 937906 0041571- 20340F 2/16/2021 3/18/2021 53,368.25 938618 0042426-21- 0072 2/23/2021 3/25/2021 2,442.00 939046 0042319-21- 0068 2/26/2021 3/28/2021 1,500.00 Customer Total: (QCO001) 71,608.46 71,608.46 0.00 0.00 0.00 0.00 0.00 Customer: Qualitech Inc / QUA080 Contact Person:Accounts Payable Phone:952-448-5151 935026 6314816 1/19/2021 2/18/2021 63,898.40 Customer Total: (QUA080) 63,898.40 0.00 63,898.40 0.00 0.00 0.00 0.00 Customer: R G Brewton Inc / RGB003 Contact Person:Accounts Payable Phone:(724) 743-2540 935698 4450108 1/26/2021 2/25/2021 4,227.00 935832 4451329 1/27/2021 2/26/2021 1,441.70 936462 4452948 2/2/2021 3/4/2021 659.00 936875 4453541 2/5/2021 3/7/2021 228.00 Customer Total: (RGB003) 6,555.70 887.00 5,668.70 0.00 0.00 0.00 0.00 Customer: R.R. Floody Company Inc / RRF001 Contact Person:Accounts Payable Phone:800-678-6639 935569 P167177198 1/25/2021 2/24/2021 5,380.00 935570 P167177274 1/25/2021 2/24/2021 249.45 935571 P167177287 1/25/2021 2/24/2021 1,388.71 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 149 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: R.R. Floody Company Inc / RRF001 Contact Person:Accounts Payable Phone:800-678-6639 935572 P167177350 1/25/2021 2/24/2021 2,251.55 935573 P167177377 1/25/2021 2/24/2021 100.00 935598 CM P167176116 2/27/2021 3/29/2021 -738.51 935703 P167177382 1/26/2021 2/25/2021 42.45 935989 P167177166 1/28/2021 2/27/2021 5,259.57 935990 P167177284 1/28/2021 2/27/2021 14,389.20 935991 P167177408 1/28/2021 2/27/2021 327.11 936189 P167177419 1/29/2021 2/28/2021 415.50 936223 1/30/2021 3/1/2021 1,425.00 936331 P167176717 2/1/2021 3/3/2021 415.71 936332 P167177317 2/1/2021 3/3/2021 3,765.00 936333 P167177441 2/1/2021 3/3/2021 374.62 936466 P167177451 2/2/2021 3/4/2021 132.19 936591 P167177253 2/3/2021 3/5/2021 13,674.26 936758 P167177427 2/4/2021 3/6/2021 27.48 936876 P167177383 2/5/2021 3/7/2021 397.47 936877 P167177484 2/5/2021 3/7/2021 158.25 936878 P167177495 2/5/2021 3/7/2021 51.86 937106 P167177514 2/9/2021 3/11/2021 437.25 937404 P167177291 2/11/2021 3/13/2021 23,282.85 937405 P167177459 2/11/2021 3/13/2021 2,944.06 937406 P167177460 2/11/2021 3/13/2021 2,478.75 937542 P167177391 2/12/2021 3/14/2021 2,929.81 937543 P167177531 2/12/2021 3/14/2021 228.75 937544 P167177535 2/12/2021 3/14/2021 657.90 937747 P167177533 2/15/2021 3/17/2021 609.47 937748 P167177572 2/15/2021 3/17/2021 483.05 937910 P167177349 2/16/2021 3/18/2021 1,202.18 937911 P167177563 2/16/2021 3/18/2021 1,117.50 938043 P167177349 2/17/2021 3/19/2021 732.39 938044 P167177511 2/17/2021 3/19/2021 889.47 938045 P167177539 2/17/2021 3/19/2021 3,116.11 938046 P167177585 2/17/2021 3/19/2021 37.83 938184 P167177457 2/18/2021 3/20/2021 2,331.80 938334 P167177573 2/19/2021 3/21/2021 180.75 938335 P167177598 2/19/2021 3/21/2021 158.62 938477 P167177620 2/22/2021 3/24/2021 429.00 938478 P167177623 2/22/2021 3/24/2021 43.61 938619 P167177638 2/23/2021 3/25/2021 538.68 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 150 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: R.R. Floody Company Inc / RRF001 Contact Person:Accounts Payable Phone:800-678-6639 938749 P167177536 2/24/2021 3/26/2021 1,479.11 938878 P167177607 2/25/2021 3/27/2021 2,869.80 Customer Total: (RRF001) 98,665.61 69,277.57 29,388.04 0.00 0.00 0.00 0.00 Customer: RA Jones & Company / RAJ001 Contact Person:Becky Devitt Phone:859-669-1684 861334 UR 9/19/2018 9/19/2018 -1,085.10 937014 4503649156 2/8/2021 3/10/2021 3,657.60 937257 4503486177 2/10/2021 3/12/2021 9,073.68 937743 4503768859 2/15/2021 3/17/2021 9.40 938183 4503760686 2/18/2021 3/20/2021 1,500.23 Customer Total: (RAJ001) 13,155.81 14,240.91 0.00 0.00 0.00 0.00 -1,085.10 Customer: Raynor Adams & Associates / RAY005 Contact Person:Shelley Langford - Invoices Phone:804-745-5696 937102 2861.009 2/9/2021 3/11/2021 6,939.54 Customer Total: (RAY005) 6,939.54 6,939.54 0.00 0.00 0.00 0.00 0.00 Customer: Ready Pac Produce Inc / REA003 Contact Person:Accounts Payable Phone:626-856-8686 934350 210342 1/12/2021 2/11/2021 272.05 Customer Total: (REA003) 272.05 0.00 272.05 0.00 0.00 0.00 0.00 Customer: Resinoid Engineering Corp / RES009 Contact Person:Accounts Payable Phone:740-928-6115 935697 49045 1/26/2021 2/25/2021 301.52 Customer Total: (RES009) 301.52 0.00 301.52 0.00 0.00 0.00 0.00 Customer: Reuss Engineering Inc / REU001 Contact Person:Lisa Reuss Phone:724-696-5250 880304 CM M7187-1 4/25/2019 5/25/2019 -1,579.72 924527 UR 9/28/2020 9/28/2020 -214.20 936755 MS7209-SP 2/4/2021 3/6/2021 1,076.44 937744 M7213-1 2/15/2021 3/17/2021 15,027.07 Customer Total: (REU001) 14,309.59 16,103.51 0.00 0.00 0.00 0.00 -1,793.92 Customer: Ripipsa S.A. De C.V. (Chihuahua) / RIP001 Contact Person:Cordina Phone:011526144424500 877223 CM 10/23/2019 12/22/2019 -249.75 896257 CM 10/25/2019 12/24/2019 -249.75 Customer Total: (RIP001) -499.50 0.00 0.00 0.00 0.00 0.00 -499.50 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 151 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Ritedose Corporation / Carolina Research Park / RIT006 Contact Person:Accounts Payable Phone:803-806-3300 935833 1241096 1/27/2021 2/26/2021 101.73 935985 1241064 1/28/2021 2/27/2021 946.00 936463 1241150 2/2/2021 3/4/2021 845.47 Customer Total: (RIT006) 1,893.20 845.47 1,047.73 0.00 0.00 0.00 0.00 Customer: Rizz-CVS Caremark / RIZ001 Contact Person:Website Invoicing Phone:401-765-1500 932319 UR 12/16/2020 12/16/2020 -2,647.73 Customer Total: (RIZ001) -2,647.73 0.00 0.00 0.00 -2,647.73 0.00 0.00 Customer: RJ Reynolds Tobacco Company / RJR003 Contact Person:Accounts Payable Phone:336-741-4702 935699 4535173564 1/26/2021 2/25/2021 46,697.65 936492 2/3/2021 3/5/2021 5,327.00 Customer Total: (RJR003) 52,024.65 5,327.00 46,697.65 0.00 0.00 0.00 0.00 Customer: RLS Enterprises Inc / RLS003 Contact Person:James (Jay) Casey Phone:732-846-6010 X104 935063 CM 17283 1/20/2021 2/19/2021 -125.55 939047 17457 2/26/2021 3/28/2021 3,697.74 Customer Total: (RLS003) 3,572.19 3,697.74 -125.55 0.00 0.00 0.00 0.00 Customer: RMH Systems / RMH001 Contact Person:Kristin Reeves Phone:515-987-7950 937105 160178 2/9/2021 3/11/2021 678.29 Customer Total: (RMH001) 678.29 678.29 0.00 0.00 0.00 0.00 0.00 Customer: RMH Systems / RMH003 Contact Person:APM Invoices Phone:763.231.3600 935986 159313 1/28/2021 2/27/2021 1,148.92 937908 160405 2/16/2021 3/18/2021 294.00 938042 160410 2/17/2021 3/19/2021 294.00 938748 160493 2/24/2021 3/26/2021 1,265.32 Customer Total: (RMH003) 3,002.24 1,853.32 1,148.92 0.00 0.00 0.00 0.00 Customer: Robeck Fluid Power Co / ROB050 Contact Person:Robin Dombeck Phone:330-562-1140 935568 P245639 1/25/2021 2/24/2021 1,386.57 935702 P245639 1/26/2021 2/25/2021 1,033.95 935988 P245172 1/28/2021 2/27/2021 2,551.06 936465 P246257 2/2/2021 3/4/2021 924.56 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 152 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Robeck Fluid Power Co / ROB050 Contact Person:Robin Dombeck Phone:330-562-1140 936756 P246215 2/3/2021 3/5/2021 2,675.35 936757 P246336 2/4/2021 3/6/2021 599.92 937015 P246443 2/8/2021 3/10/2021 347.25 937745 P244717 2/15/2021 3/17/2021 4,597.76 937746 P246330 2/15/2021 3/17/2021 258.41 938333 P246651 2/19/2021 3/21/2021 5,943.00 938476 P246825 2/22/2021 3/24/2021 1,193.31 939048 P246558 2/26/2021 3/28/2021 25,869.97 Customer Total: (ROB050) 47,381.11 42,409.53 4,971.58 0.00 0.00 0.00 0.00 Customer: Robert Reiser & Co Inc / ROB016 Contact Person:Sharon Lindskog Phone:781-232-1609 933181 1137077 12/28/2020 1/27/2021 4,091.79 Customer Total: (ROB016) 4,091.79 0.00 0.00 4,091.79 0.00 0.00 0.00 Customer: Rockwell Automation Inc. / ROC035 Contact Person:APM Invoices Phone: 937909 7000819839 2/16/2021 4/17/2021 7,809.24 938915 2/26/2021 4/27/2021 1,750.00 Customer Total: (ROC035) 9,559.24 9,559.24 0.00 0.00 0.00 0.00 0.00 Customer: Sanmina SCI / SAN011 Contact Person: Phone:256-882-4800 913872 CM ME90M01136 27W 5/29/2020 7/13/2020 -130.00 921510 CM B90SP200405 9RCVM 8/26/2020 10/10/2020 -280.00 924267 CM B90SP200405 9RCVM 9/24/2020 11/8/2020 -100.00 Customer Total: (SAN011) -510.00 0.00 0.00 0.00 0.00 -100.00 -410.00 Customer: Sara Lee Frozen Bakery, LLC / SAR001 Contact Person:Accounts Payable Phone:630-282-9900 937016 PO-1891434 2/8/2021 3/10/2021 510.53 Customer Total: (SAR001) 510.53 510.53 0.00 0.00 0.00 0.00 0.00 Customer: Sargento Foods Inc / SAR008 Contact Person:Accounts Payable Phone:920-893-8484 935574 4500180227 1/25/2021 2/24/2021 245.74 936335 4500181441 2/1/2021 3/3/2021 470.88 937545 4500180115 2/12/2021 3/14/2021 1,315.88 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 153 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Sargento Foods Inc / SAR008 Contact Person:Accounts Payable Phone:920-893-8484 938751 4500186343 2/24/2021 3/26/2021 572.36 Customer Total: (SAR008) 2,604.86 2,359.12 245.74 0.00 0.00 0.00 0.00 Customer: Schaeffler Group USA / SCH005 Contact Person:Accounts Payable Phone:803-548-8963 931592 29451171 12/9/2020 2/22/2021 659.70 931593 29453500 12/9/2020 2/22/2021 811.93 931741 29338430 12/10/2020 2/23/2021 460.03 931742 29451581 12/10/2020 2/23/2021 187.07 931854 29366522 12/11/2020 2/24/2021 153.00 931855 29441921 12/11/2020 2/24/2021 719.10 931856 29443576 12/11/2020 2/24/2021 642.06 931992 29468157 12/14/2020 2/27/2021 414.07 931993 29417876 12/14/2020 2/27/2021 283.50 932143 29451876 12/15/2020 2/28/2021 578.70 932144 29457690 12/15/2020 2/28/2021 508.14 932145 29490905 12/15/2020 2/28/2021 672.30 932276 29503497 12/16/2020 3/1/2021 242.19 932277 29508190 12/16/2020 3/1/2021 201.60 932278 29509446 12/16/2020 3/1/2021 540.90 932279 29509447 12/16/2020 3/1/2021 842.40 932407 29434349 12/17/2020 3/2/2021 814.05 932408 29510934 12/17/2020 3/2/2021 672.30 932409 29516904 12/17/2020 3/2/2021 549.00 932523 29452317 12/18/2020 3/3/2021 1,497.78 932524 29509307 12/18/2020 3/3/2021 1,559.47 932525 29517274 12/18/2020 3/3/2021 625.50 932907 29443576 12/22/2020 3/7/2021 642.06 932908 29516947 12/22/2020 3/7/2021 1,258.20 932909 29524711 12/22/2020 3/7/2021 131.40 932910 29533933 12/22/2020 3/7/2021 590.40 933488 29467037 12/30/2020 3/15/2021 532.80 933489 29509082 12/29/2020 3/14/2021 3,217.50 933620 29572053 1/4/2021 3/20/2021 136.57 933733 29583862 1/5/2021 3/21/2021 927.09 933990 29510376 1/7/2021 3/23/2021 6,151.23 933991 29594329 1/7/2021 3/23/2021 247.50 934117 29590320 1/8/2021 3/24/2021 590.40 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 154 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Schaeffler Group USA / SCH005 Contact Person:Accounts Payable Phone:803-548-8963 934118 29600300 1/8/2021 3/24/2021 14.08 934225 29545434 1/11/2021 3/27/2021 946.39 934352 29609938 1/12/2021 3/28/2021 206.50 934616 29607621 1/14/2021 3/30/2021 845.37 934617 29625661 1/14/2021 3/30/2021 156.60 934618 29627003 1/14/2021 3/30/2021 248.40 934740 29581891 1/15/2021 3/31/2021 530.99 934741 29623460 1/15/2021 3/31/2021 435.60 934742 29636598 1/15/2021 3/31/2021 590.40 935030 29651943 1/19/2021 4/4/2021 672.30 935163 29662751 1/20/2021 4/5/2021 27.90 935290 29669999 1/21/2021 4/6/2021 27.99 935437 29669257 1/22/2021 4/7/2021 304.06 935576 29582344 1/25/2021 4/10/2021 207.48 935836 29607344 1/27/2021 4/12/2021 2,365.91 935837 29669998 1/27/2021 4/12/2021 719.10 935838 29535413 1/27/2021 4/12/2021 1,150.51 935992 29707815 1/28/2021 4/13/2021 408.60 935993 29712045 1/28/2021 4/13/2021 672.30 935994 29715376 1/28/2021 4/13/2021 27.67 936469 29760981 2/2/2021 4/18/2021 263.23 936592 29767210 2/3/2021 4/19/2021 625.50 936593 29712046 2/3/2021 4/19/2021 741.15 936759 29771217 2/4/2021 4/20/2021 408.60 937017 29715376 2/8/2021 4/24/2021 110.66 937107 29777465 2/9/2021 4/25/2021 1,556.82 937108 29805801 2/9/2021 4/25/2021 171.00 937258 29812783 2/10/2021 4/26/2021 426.82 937259 29813377 2/10/2021 4/26/2021 374.40 937407 29815481 2/11/2021 4/27/2021 358.33 937546 29813775 2/12/2021 4/28/2021 384.84 937749 29806604 2/15/2021 5/1/2021 125.68 937912 29769414 2/16/2021 5/2/2021 102.01 937913 29779850 2/16/2021 5/2/2021 2,534.40 937914 29837470 2/16/2021 5/2/2021 27.90 938047 29805687 2/17/2021 5/3/2021 175.50 938048 29846231 2/17/2021 5/3/2021 408.60 938049 29859832 2/17/2021 5/3/2021 439.20 938186 29859959 2/18/2021 5/4/2021 182.70 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 155 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Schaeffler Group USA / SCH005 Contact Person:Accounts Payable Phone:803-548-8963 938336 29860505 2/19/2021 5/5/2021 651.60 938337 29870481 2/19/2021 5/5/2021 270.90 938479 29871752 2/22/2021 5/8/2021 408.60 938480 29878363 2/22/2021 5/8/2021 351.00 938620 29880570 2/23/2021 5/9/2021 408.60 938752 29581891 2/24/2021 5/10/2021 1,310.32 938753 29895312 2/24/2021 5/10/2021 217.80 938879 29844845 2/25/2021 5/11/2021 325.80 938880 29869026 2/25/2021 5/11/2021 4,078.80 938881 29871013 2/25/2021 5/11/2021 719.10 938882 29899300 2/25/2021 5/11/2021 182.63 938883 29906857 2/25/2021 5/11/2021 549.00 939049 29870787 2/26/2021 5/12/2021 369.00 939050 29905705 2/26/2021 5/12/2021 625.50 939051 29909306 2/26/2021 5/12/2021 187.20 Customer Total: (SCH005) 58,691.28 54,360.82 4,330.46 0.00 0.00 0.00 0.00 Customer: Schaeffler Mexico S de R. L. de C. V. / SCH002 Contact Person:Accounting Phone:+52 462 166-1091 931440 29442009 12/8/2020 2/21/2021 408.60 932016 29207894 12/15/2020 2/28/2021 363.60 932018 29312890 12/15/2020 2/28/2021 672.30 932020 29312838 12/15/2020 2/28/2021 527.31 933186 29554862 12/28/2020 3/13/2021 363.60 933851 29589221 1/6/2021 3/22/2021 328.00 934224 29607571 1/11/2021 3/27/2021 25.29 935575 29694453 1/25/2021 4/10/2021 153.90 935835 29705926 1/27/2021 4/12/2021 108.99 938185 29860474 2/18/2021 5/4/2021 672.30 Customer Total: (SCH002) 3,623.89 3,215.29 408.60 0.00 0.00 0.00 0.00 Customer: Schaeffler Transmission Systems LLC / SCH016 Contact Person:Accounts Payable Phone:330-264-4383 917346 UR 7/13/2020 7/13/2020 -218.33 Customer Total: (SCH016) -218.33 0.00 0.00 0.00 0.00 0.00 -218.33 Customer: Scholle IPN Packaging Inc / SCH021 Contact Person:Accounts Payable Phone:708-562-7290 938481 E14116729 2/22/2021 3/24/2021 2,570.12 Customer Total: (SCH021) 2,570.12 2,570.12 0.00 0.00 0.00 0.00 0.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 156 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Scott Special Tools Inc / SCO003 Contact Person:Celeste Phone:636-939-5771 935705 4031714 1/26/2021 2/25/2021 336.75 935706 4031722 1/26/2021 2/25/2021 38.02 935839 4031626 1/27/2021 2/26/2021 786.24 935840 4031694 1/27/2021 2/26/2021 1,562.25 935841 4031730 1/27/2021 2/26/2021 257.88 935842 4031731 1/27/2021 2/26/2021 106.70 936190 4031630 1/29/2021 2/28/2021 654.00 936191 4031684 1/29/2021 2/28/2021 4,407.00 936192 4031760 1/29/2021 2/28/2021 654.00 936193 4031772 1/29/2021 2/28/2021 34.53 936336 4031721 2/1/2021 3/3/2021 1,966.39 936470 4031792 2/2/2021 3/4/2021 990.80 936760 4031798 2/4/2021 3/6/2021 184.46 936761 4031802 2/3/2021 3/5/2021 1,248.80 936762 4031831 2/4/2021 3/6/2021 376.66 936879 4031755 2/5/2021 3/7/2021 210.06 936880 4031838 2/5/2021 3/7/2021 260.56 936881 4031840 2/5/2021 3/7/2021 188.24 937018 4031832 2/8/2021 3/10/2021 456.78 937019 4031834 2/8/2021 3/10/2021 330.75 937020 4031852 2/8/2021 3/10/2021 270.67 937260 4031709 2/10/2021 3/12/2021 26,539.67 937261 4031851 2/10/2021 3/12/2021 274.50 937262 4031854 2/10/2021 3/12/2021 128.52 937408 4031674 2/11/2021 3/13/2021 2,170.68 937547 4031784 2/12/2021 3/14/2021 1,122.44 937548 4031897 2/12/2021 3/14/2021 472.72 937549 4031898 2/12/2021 3/14/2021 508.61 937750 4031705 2/15/2021 3/17/2021 515.63 937751 4031822 2/15/2021 3/17/2021 11,407.98 937752 4031888 2/15/2021 3/17/2021 285.00 937753 4031889 2/15/2021 3/17/2021 909.37 937754 4031910 2/15/2021 3/17/2021 194.32 938051 4031921 2/17/2021 3/19/2021 861.64 938052 4031923 2/17/2021 3/19/2021 2,989.72 938053 4031925 2/17/2021 3/19/2021 22.91 938187 4031875 2/18/2021 3/20/2021 3,753.48 938338 4031876 2/19/2021 3/21/2021 6,361.52 938339 4031901 2/19/2021 3/21/2021 830.81 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 157 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Scott Special Tools Inc / SCO003 Contact Person:Celeste Phone:636-939-5771 938340 4031937 2/19/2021 3/21/2021 139.29 938482 4031669 2/22/2021 3/24/2021 1,755.00 938483 1031890 2/22/2021 3/24/2021 3,119.10 938484 4031946 2/22/2021 3/24/2021 275.50 938485 4031959 2/22/2021 3/24/2021 252.54 938515 CM 2/23/2021 3/25/2021 -1,197.00 938621 4031894 2/23/2021 3/25/2021 24,526.59 938622 4031919 2/23/2021 3/25/2021 3,267.28 938754 4031963 2/24/2021 3/26/2021 1,011.65 938755 4031960 2/24/2021 3/26/2021 151.23 938756 4031980 2/24/2021 3/26/2021 777.30 938884 4031972 2/25/2021 3/27/2021 75.99 939052 4031955 2/26/2021 3/28/2021 335.25 939053 4032003 2/26/2021 3/28/2021 450.61 Customer Total: (SCO003) 109,611.39 106,523.55 3,087.84 0.00 0.00 0.00 0.00 Customer: Scriptpro LLC - Operating Unit / SCR002 Contact Person:Accounts Payable Phone:913-384-1008 935843 78466 1/27/2021 2/26/2021 1,425.00 936222 1/30/2021 3/1/2021 2,082.00 937755 78814 2/15/2021 3/17/2021 3,392.00 938054 78309 2/17/2021 3/19/2021 8,285.00 938623 78652 2/23/2021 3/25/2021 3,700.00 Customer Total: (SCR002) 18,884.00 17,459.00 1,425.00 0.00 0.00 0.00 0.00 Customer: Sealed Air Corp. / SEA002 Contact Person:Vendor Invoices Phone:978-772-3200 931445 P107804 12/8/2020 2/21/2021 24,548.00 932146 P107937 12/15/2020 2/28/2021 11,636.85 932412 P107804 12/17/2020 3/2/2021 4,087.95 933490 P108134 12/30/2020 3/15/2021 24,433.15 933491 P108663 12/30/2020 3/15/2021 204.00 934621 P108268 1/14/2021 3/30/2021 14,580.90 938188 P108967 2/18/2021 5/4/2021 16,664.11 939054 P109293 2/26/2021 5/12/2021 8,135.66 Customer Total: (SEA002) 104,290.62 79,742.62 24,548.00 0.00 0.00 0.00 0.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 158 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Sensata Technologies MX Sde RL De CV / SEN006 Contact Person:APM - credit mailbox Phone:262-369-1108 935847 220190007948 0 1/27/2021 3/28/2021 6,163.15 Customer Total: (SEN006) 6,163.15 6,163.15 0.00 0.00 0.00 0.00 0.00 Customer: Setpoint Inc. / SET006 Contact Person:Kelly Fleenor Phone:801-621-4117 873305 UR 2/7/2019 2/7/2019 -459.00 Customer Total: (SET006) -459.00 0.00 0.00 0.00 0.00 0.00 -459.00 Customer: Shaltz Automation / SHA045 Contact Person:Accounts Payable Phone:810-732-1970 934122 250218 1/8/2021 2/7/2021 676.88 934355 250370 1/12/2021 2/11/2021 998.47 934622 250553 1/14/2021 2/13/2021 538.50 935036 250711 1/19/2021 2/18/2021 377.17 935166 250875 1/20/2021 2/19/2021 30.71 935581 251095 1/25/2021 2/24/2021 176.25 935707 251159 1/26/2021 2/25/2021 432.00 936471 251545 2/2/2021 3/4/2021 318.45 936763 251653 2/4/2021 3/6/2021 1,682.97 936884 251734 2/5/2021 3/7/2021 1,559.49 937109 250763 2/9/2021 3/11/2021 3,542.68 937110 251328 2/9/2021 3/11/2021 7,368.82 937263 251278 2/10/2021 3/12/2021 1,228.50 937264 251906 2/10/2021 3/12/2021 133.87 937265 251972 2/10/2021 3/12/2021 179.25 937551 250780 2/12/2021 3/14/2021 4,513.50 937552 252008 2/12/2021 3/14/2021 229.04 937756 251328 2/15/2021 3/17/2021 133.50 937757 251974 2/15/2021 3/17/2021 908.96 938189 252441 2/18/2021 3/20/2021 68.95 938343 252486 2/19/2021 3/21/2021 26.40 938486 252020 2/22/2021 3/24/2021 12,845.01 938487 252109 2/22/2021 3/24/2021 2,212.07 938624 252020 2/23/2021 3/25/2021 53.10 938885 252230 2/25/2021 3/27/2021 921.75 938886 252227 2/25/2021 3/27/2021 921.75 939055 252322 2/26/2021 3/28/2021 2,857.10 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 159 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Shaltz Automation / SHA045 Contact Person:Accounts Payable Phone:810-732-1970 939056 252332 2/26/2021 3/28/2021 3,333.00 Customer Total: (SHA045) 48,268.14 45,038.16 3,229.98 0.00 0.00 0.00 0.00 Customer: Shelley Automation Ltd / SHE031 Contact Person:Receptionist Phone:416-447-6471 934493 147746 1/13/2021 2/12/2021 223.68 935037 147139 1/19/2021 2/18/2021 33,388.22 935038 147143 1/19/2021 2/18/2021 2,793.81 935061 CM 144766 1/20/2021 2/19/2021 -230.33 935583 147309 1/25/2021 2/24/2021 26,918.96 935709 146767 1/26/2021 2/25/2021 2,365.50 935850 146700 1/27/2021 2/26/2021 2,689.47 935995 147824 1/28/2021 2/27/2021 158.68 936472 148397 2/2/2021 3/4/2021 1,469.73 936594 147707 2/3/2021 3/5/2021 27,591.83 936595 147848 2/3/2021 3/5/2021 535.83 936596 148520 2/3/2021 3/5/2021 246.23 936765 147823 2/4/2021 3/6/2021 4,602.67 936766 148228 2/4/2021 3/6/2021 26,151.63 936885 147449 2/5/2021 3/7/2021 13,270.12 937112 148742 2/9/2021 3/11/2021 344.33 937113 148720 2/9/2021 3/11/2021 1,069.39 937266 148539 2/10/2021 3/12/2021 1,066.76 937411 148575 2/11/2021 3/13/2021 841.25 937412 148805 2/11/2021 3/13/2021 340.55 937758 148297 2/15/2021 3/17/2021 1,077.44 937759 148431 2/15/2021 3/17/2021 772.34 937760 148871 2/15/2021 3/17/2021 208.28 938191 148692 2/18/2021 3/20/2021 5,649.76 938192 149022 2/18/2021 3/20/2021 49.20 938345 146939 2/19/2021 3/21/2021 2,457.06 938347 148746 2/19/2021 3/21/2021 474.15 938511 CM 2/23/2021 3/25/2021 -432.00 938625 149172 2/23/2021 3/25/2021 283.58 938760 148944 2/24/2021 3/26/2021 949.28 938761 148940 2/24/2021 3/26/2021 357.03 938889 148913 2/25/2021 3/27/2021 517.43 938890 149247 2/25/2021 3/27/2021 1,472.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 160 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Shelley Automation Ltd / SHE031 Contact Person:Receptionist Phone:416-447-6471 939059 148970 2/26/2021 3/28/2021 228.23 Customer Total: (SHE031) 159,902.09 91,594.10 68,307.99 0.00 0.00 0.00 0.00 Customer: Shepherd Controls & Associates LP / SHE022 Contact Person:Jennifer Reavis Phone:972-727-7300 x2706 933211 CM 12/29/2020 1/28/2021 -399.53 936764 F05254/21966 9 2/4/2021 3/6/2021 1,392.97 937021 F05349/18290 2 2/8/2021 3/10/2021 1,178.68 937022 F05426/28116 5 2/8/2021 3/10/2021 357.21 937023 F05485/57782 0 2/8/2021 3/10/2021 167.33 937111 F05456/31943 3 2/9/2021 3/11/2021 864.00 937410 F05276/15040 2 2/11/2021 3/13/2021 69.37 937553 F05393/34513 5 2/12/2021 3/14/2021 1,852.13 937554 F05527/38244 3 2/12/2021 3/14/2021 232.65 937915 F05064/49287 1 2/16/2021 3/18/2021 7,942.53 937916 F05486/57782 0 2/16/2021 3/18/2021 2,244.88 937917 F05691/34670 1 2/16/2021 3/18/2021 427.50 937918 F05713/15040 2 2/16/2021 3/18/2021 674.25 938055 F05724/14660 1 2/17/2021 3/19/2021 35.79 938056 F05722/15040 2 2/17/2021 3/19/2021 839.06 938344 F05736/61145 0 2/19/2021 3/21/2021 375.00 938488 F05778/26560 0 2/22/2021 3/24/2021 149.79 938489 F05793/52006 0 2/22/2021 3/24/2021 1,775.62 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 161 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Shepherd Controls & Associates LP / SHE022 Contact Person:Jennifer Reavis Phone:972-727-7300 x2706 938757 F05516/54086 0 2/24/2021 3/26/2021 6,678.75 938758 F05723/56829 5 2/24/2021 3/26/2021 3,149.25 938759 F05948/38244 3 2/24/2021 3/26/2021 138.75 938887 F05892/57940 3 2/25/2021 3/27/2021 440.25 938888 F05865/15961 5 2/25/2021 3/27/2021 837.53 939057 F05369/37085 1 2/26/2021 3/28/2021 733.50 939058 F05738/21966 9 2/26/2021 3/28/2021 1,655.09 Customer Total: (SHE022) 33,812.35 34,211.88 -399.53 0.00 0.00 0.00 0.00 Customer: Shippers Supply Inc / SHI014 Contact Person:Accounts Payable Phone:952-929-2664 936597 PO206491 2/3/2021 3/5/2021 70.80 Customer Total: (SHI014) 70.80 70.80 0.00 0.00 0.00 0.00 0.00 Customer: Shuttleworth / SHU002 Contact Person:Accounting Phone:260-356-8500 936598 SHUP0001740 69 2/3/2021 3/5/2021 1,263.10 937919 SHUP0001739 20 2/16/2021 3/18/2021 2,544.00 938057 SHUP0001737 37 2/17/2021 3/19/2021 4,410.14 938762 SHUP0001742 86 2/24/2021 3/26/2021 4,763.50 938891 SHUP0001737 37 2/25/2021 3/27/2021 2,499.00 938911 2/26/2021 3/28/2021 2,901.50 Customer Total: (SHU002) 18,381.24 18,381.24 0.00 0.00 0.00 0.00 0.00 Customer: Sierra Conveyor Company Inc / SIE010 Contact Person:Marge Watson Phone:916-645-7794 935997 PD21-SPO- 1071 1/28/2021 2/27/2021 2,086.05 936194 RS21-2668- 1052 1/29/2021 2/28/2021 6,952.84 936342 DM20-2666- 1965 2/1/2021 3/3/2021 36,595.47 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 162 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Sierra Conveyor Company Inc / SIE010 Contact Person:Marge Watson Phone:916-645-7794 936343 PD21-SPO- 1013 2/1/2021 3/3/2021 12,300.22 936344 PD21-SPO- 1024 2/1/2021 3/3/2021 2,676.18 936473 PD21-SPO- 1059 2/2/2021 3/4/2021 712.01 936474 PD21-SPO- 1084 2/2/2021 3/4/2021 232.92 936599 PD21-SPO- 1075 2/3/2021 3/5/2021 645.00 936767 DM21-0107- 111 2/4/2021 3/6/2021 1,832.30 936886 CJ21-SPO- 1076 2/5/2021 3/7/2021 645.00 936887 PD21-SPO- 1080 2/5/2021 3/7/2021 267.05 937114 PD21-SPO- 1037 2/9/2021 3/11/2021 587.06 937413 PD21-SPO- 1090 2/11/2021 3/13/2021 138.56 937555 PD21-SPO- 1093 2/12/2021 3/14/2021 1,289.80 937556 PD21-SPO- 1106 2/12/2021 3/14/2021 1,081.26 937761 PD21-SPO- 1089 2/15/2021 3/17/2021 2,455.35 937762 PD21-SPO- 1124 2/15/2021 3/17/2021 181.80 937763 PD21-SPO- 1126 2/15/2021 3/17/2021 375.75 937920 PD21-SPO- 1128 2/16/2021 3/18/2021 318.08 938626 PD-21-SPO- 1117 2/23/2021 3/25/2021 6,787.12 938763 PD21-SPO- 1148 2/24/2021 3/26/2021 293.47 Customer Total: (SIE010) 78,453.29 76,367.24 2,086.05 0.00 0.00 0.00 0.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 163 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Sightline Process Control Inc. / SIG014 Contact Person:Donnalynn Manion Phone:800-768-6821 X103 934627 00019677 1/14/2021 2/13/2021 9,598.88 Customer Total: (SIG014) 9,598.88 0.00 9,598.88 0.00 0.00 0.00 0.00 Customer: Signode Industrial Group / SIG005 Contact Person:APM Invoices Phone:847-657-4484 933195 PSM-6639- 20018 12/28/2020 1/27/2021 10,697.80 Customer Total: (SIG005) 10,697.80 0.00 0.00 10,697.80 0.00 0.00 0.00 Customer: Simple Automation USA / SIM003 Contact Person:APM Invoices Phone:. 929471 CM WIN006 11/16/2020 12/16/2020 -736.50 Customer Total: (SIM003) -736.50 0.00 0.00 0.00 -736.50 0.00 0.00 Customer: Sloan Fluid Accessories Inc / SLO001 Contact Person:APM Invoices Phone:800-238-7500 933858 PO64363 1/6/2021 2/5/2021 410.49 934125 PO64478 1/8/2021 2/7/2021 347.25 934229 PO60643 1/11/2021 2/10/2021 480.53 934230 PO64506 1/11/2021 2/10/2021 246.86 934361 PO64517 1/12/2021 2/11/2021 833.14 934362 PO64577 1/12/2021 2/11/2021 127.50 934363 PO64576 1/12/2021 2/11/2021 278.77 934364 PO64633 1/12/2021 2/11/2021 581.25 934628 PO63886 1/14/2021 2/13/2021 6,882.88 934752 PO64674 1/15/2021 2/14/2021 1,068.19 934753 PO64850 1/15/2021 2/14/2021 487.27 934895 PO64893 1/18/2021 2/17/2021 398.87 935040 PO65066 1/19/2021 2/18/2021 225.48 935172 PO61673 1/20/2021 2/19/2021 15,003.31 935442 PO65180 1/22/2021 2/21/2021 247.93 935443 PO65217 1/22/2021 2/21/2021 510.43 935584 PO65202 1/25/2021 2/24/2021 249.00 935851 PO65436 1/27/2021 2/26/2021 814.02 935998 PO65476 1/28/2021 2/27/2021 347.25 935999 PO65447 1/28/2021 2/27/2021 595.48 936475 PO65632 2/2/2021 3/4/2021 426.00 936476 PO65713 2/2/2021 3/4/2021 240.00 936477 PO65786 2/2/2021 3/4/2021 471.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 164 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Sloan Fluid Accessories Inc / SLO001 Contact Person:APM Invoices Phone:800-238-7500 936768 PO64676 2/4/2021 3/6/2021 2,403.46 936888 PO65538 2/5/2021 3/7/2021 1,152.00 937024 PO65549 2/8/2021 3/10/2021 352.50 937025 PO66029 2/8/2021 3/10/2021 300.66 937267 65355 2/10/2021 3/12/2021 5,928.16 937268 PO66252 2/10/2021 3/12/2021 129.90 937414 PO66243 2/11/2021 3/13/2021 426.45 938058 PO66553 2/17/2021 3/19/2021 409.95 938193 PO66003 2/18/2021 3/20/2021 436.10 938348 PO66614 2/19/2021 3/21/2021 128.71 938627 PO66673 2/23/2021 3/25/2021 660.20 938640 CM PO62034 2/24/2021 3/26/2021 -151.62 938641 CM PO61311 2/24/2021 3/26/2021 -338.10 939060 PO66783 2/26/2021 3/28/2021 1,644.00 Customer Total: (SLO001) 44,755.27 14,619.37 30,135.90 0.00 0.00 0.00 0.00 Customer: Soporte Dinamico Industrial, S.A. de C.V. / SOP002 Contact Person:Perla Medina Phone:52 818 100 9100x2226 844993 CM 3/15/2018 4/14/2018 -215.76 938077 UR 2/16/2021 2/16/2021 -1,236.15 Customer Total: (SOP002) -1,451.91 0.00 -1,236.15 0.00 0.00 0.00 -215.76 Customer: Sourcelink Solutions LLC / SOU009 Contact Person:Jean Tulipano-Hurley Phone:773-276-4748 935445 7075 1/22/2021 2/21/2021 2,735.53 935446 7187 1/22/2021 2/21/2021 3,881.30 935711 7186 1/26/2021 2/25/2021 5,220.58 935713 7239 1/26/2021 2/25/2021 543.75 935852 7157 1/27/2021 2/26/2021 3,840.49 935853 7250 1/27/2021 2/26/2021 294.36 936000 7209 1/28/2021 2/27/2021 8,656.35 936001 7243 1/28/2021 2/27/2021 554.64 936195 7257 1/29/2021 2/28/2021 856.34 936219 7138 1/30/2021 3/1/2021 10,521.15 936346 6868 2/1/2021 3/3/2021 12,639.23 936479 7259 2/2/2021 3/4/2021 253.57 936480 7263 2/2/2021 3/4/2021 37.67 936600 7260 2/3/2021 3/5/2021 1,237.50 936770 7210 2/4/2021 3/6/2021 3,767.93 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 165 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Sourcelink Solutions LLC / SOU009 Contact Person:Jean Tulipano-Hurley Phone:773-276-4748 936890 7139 2/5/2021 3/7/2021 6,888.60 937116 7275 2/9/2021 3/11/2021 365.11 937921 7138 2/16/2021 3/18/2021 5,471.55 937922 7207 2/16/2021 3/18/2021 21,366.02 937923 7285 2/16/2021 3/18/2021 2,492.73 938059 7291 2/17/2021 3/19/2021 304.15 938194 7241 2/18/2021 3/20/2021 6,316.03 938195 7287 2/18/2021 3/20/2021 453.00 938370 UR 2/22/2021 2/22/2021 -27.00 938490 7304 2/22/2021 3/24/2021 515.18 938491 7305 2/22/2021 3/24/2021 1,136.64 938628 7310 2/23/2021 3/25/2021 92.85 938629 7312 2/23/2021 3/25/2021 213.75 938764 7326 2/24/2021 3/26/2021 183.81 938892 7073 2/25/2021 3/27/2021 24,060.62 938893 7324 2/25/2021 3/27/2021 1,178.40 938910 7294 2/24/2021 3/26/2021 533.31 938938 CM 7207 2/26/2021 3/28/2021 -59.25 939061 7302 2/26/2021 3/28/2021 3,003.46 939063 7331 2/26/2021 3/28/2021 92.28 Customer Total: (SOU009) 129,621.63 103,921.63 25,700.00 0.00 0.00 0.00 0.00 Customer: Southern California Packaging Equipment Inc / SOU008 Contact Person:APM Invocies Phone:909-598-3198 934365 0086732 1/12/2021 2/11/2021 2,200.30 934494 0086747 1/13/2021 2/12/2021 6,936.43 934632 86794 1/14/2021 2/13/2021 977.70 935444 86836 1/22/2021 2/21/2021 121.85 936345 86826 2/1/2021 3/3/2021 387.48 936478 86777 2/2/2021 3/4/2021 3,387.33 936769 86873 2/4/2021 3/6/2021 455.40 937269 86908 2/10/2021 3/12/2021 299.51 937765 86893 2/15/2021 3/17/2021 1,637.95 937942 CM 86908 2/17/2021 3/19/2021 -77.20 938349 86939 2/19/2021 3/21/2021 534.70 Customer Total: (SOU008) 16,861.45 6,625.17 10,236.28 0.00 0.00 0.00 0.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 166 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Specialized Component Parts Ltd, Inc / SPE003 Contact Person:Cindy Cox Phone:260-925-2588 X320 937416 PO2566 2/11/2021 3/13/2021 279.41 938894 PO2621 2/25/2021 3/27/2021 365.17 Customer Total: (SPE003) 644.58 644.58 0.00 0.00 0.00 0.00 0.00 Customer: St Cyr Inc / STC003 Contact Person:Marcelle Brown Phone:251-626-6921 x106 934015 UR 1/8/2021 1/8/2021 -36,824.75 936893 33616 2/5/2021 3/7/2021 5,436.00 Customer Total: (STC003) -31,388.75 5,436.00 0.00 -36,824.75 0.00 0.00 0.00 Customer: Stabilus Inc / STA033 Contact Person: Phone:704-865-7444 935854 4500963415 1/27/2021 2/26/2021 370.00 Customer Total: (STA033) 370.00 0.00 370.00 0.00 0.00 0.00 0.00 Customer: Stamptech Inc / STA005 Contact Person:Accounting Phone:804-768-4658 937117 31008 2/9/2021 3/11/2021 267.00 Customer Total: (STA005) 267.00 267.00 0.00 0.00 0.00 0.00 0.00 Customer: StampTech Inc / STA035 Contact Person:Corina Girard Phone:800-367-8481 934127 42038 1/8/2021 2/7/2021 6,354.00 934129 42392 1/8/2021 2/7/2021 710.17 934231 42335 1/11/2021 2/10/2021 6,200.53 934232 42381 1/11/2021 2/10/2021 566.89 934233 42407 1/11/2021 2/10/2021 152.28 934367 42335 1/12/2021 2/11/2021 369.60 934368 42383 1/12/2021 2/11/2021 3,794.91 934369 42404 1/12/2021 2/11/2021 505.48 934370 42405 1/12/2021 2/11/2021 202.70 934497 42409 1/13/2021 2/12/2021 287.57 934498 42411 1/13/2021 2/12/2021 136.35 934499 42414 1/13/2021 2/12/2021 54.03 934635 42346 1/14/2021 2/13/2021 3,106.53 934636 42369 1/14/2021 2/13/2021 8,404.50 934754 42420 1/15/2021 2/14/2021 341.46 934755 42423 1/15/2021 2/14/2021 231.00 934756 42426 1/15/2021 2/14/2021 138.00 934757 42427 1/15/2021 2/14/2021 136.57 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 167 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: StampTech Inc / STA035 Contact Person:Corina Girard Phone:800-367-8481 935043 42434 1/19/2021 2/18/2021 313.54 935044 42439 1/19/2021 2/18/2021 933.79 935045 42440 1/19/2021 2/18/2021 1,171.43 935058 UR 1/20/2021 1/20/2021 -12.00 935173 42443 1/20/2021 2/19/2021 97.50 935174 42444 1/20/2021 2/19/2021 747.60 935175 42447 1/20/2021 2/19/2021 387.00 935176 42450 1/20/2021 2/19/2021 324.75 935177 42459 1/20/2021 2/19/2021 216.88 935299 42452 1/21/2021 2/20/2021 203.25 935447 42455 1/22/2021 2/21/2021 669.75 935448 42461 1/22/2021 2/21/2021 276.54 935586 42456 1/25/2021 2/24/2021 1,287.75 935855 42391 1/27/2021 2/26/2021 4,847.25 935856 42433 1/27/2021 2/26/2021 2,437.06 935857 42475 1/27/2021 2/26/2021 630.00 936002 42429 1/28/2021 2/27/2021 413.20 936003 42468 1/28/2021 2/27/2021 1,080.17 936004 42483 1/28/2021 2/27/2021 523.46 936005 42484 1/28/2021 2/27/2021 217.50 936006 42485 1/28/2021 2/27/2021 602.75 936007 42492 1/28/2021 2/27/2021 22.05 936196 42415 1/29/2021 2/28/2021 642.00 936197 42500 1/29/2021 2/28/2021 285.00 936347 42388 2/1/2021 3/3/2021 2,518.63 936348 42472 2/1/2021 3/3/2021 905.05 936349 42490 2/1/2021 3/3/2021 561.56 936601 42357 2/3/2021 3/5/2021 138.00 936772 42518 2/4/2021 3/6/2021 158.07 936891 42521 2/5/2021 3/7/2021 1,141.50 936892 42525 2/5/2021 3/7/2021 780.58 937026 42504 2/8/2021 3/10/2021 241.00 937118 42511 2/9/2021 3/11/2021 850.50 937119 42534 2/9/2021 3/11/2021 570.75 937120 42536 2/9/2021 3/11/2021 493.88 937270 42558 2/10/2021 3/12/2021 32.32 937417 42486 2/11/2021 3/13/2021 3,386.25 937418 42544 2/11/2021 3/13/2021 610.48 937419 42552 2/11/2021 3/13/2021 569.13 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 168 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: StampTech Inc / STA035 Contact Person:Corina Girard Phone:800-367-8481 937420 42554 2/11/2021 3/13/2021 324.75 937557 42523 2/12/2021 3/14/2021 1,481.86 937558 42559 2/12/2021 3/14/2021 422.55 937559 42563 2/12/2021 3/14/2021 151.20 937766 42400 2/15/2021 3/17/2021 8,001.00 937767 42473 2/15/2021 3/17/2021 9,441.29 937768 42522 2/15/2021 3/17/2021 3,093.75 937769 42551 2/15/2021 3/17/2021 534.00 937770 42566 2/15/2021 3/17/2021 2,812.89 937771 42573 2/15/2021 3/17/2021 330.38 937924 42528 2/16/2021 3/18/2021 1,596.90 937925 42532 2/16/2021 3/18/2021 3,893.51 937926 42570 2/16/2021 3/18/2021 269.25 937927 42582 2/16/2021 3/18/2021 361.00 938060 42510 2/17/2021 3/19/2021 2,091.75 938061 42583 2/17/2021 3/19/2021 780.58 938062 42585 2/17/2021 3/19/2021 448.88 938063 42592 2/17/2021 3/19/2021 346.50 938196 42556 2/18/2021 3/20/2021 607.07 938197 42584 2/18/2021 3/20/2021 167.25 938350 42516 2/19/2021 3/21/2021 3,213.75 938351 42533 2/19/2021 3/21/2021 1,215.75 938352 42542 2/19/2021 3/21/2021 263.14 938353 42567 2/19/2021 3/21/2021 189.75 938354 42600 2/19/2021 3/21/2021 1,593.00 938492 42457 2/22/2021 3/24/2021 1,555.71 938493 42606 2/22/2021 3/24/2021 615.94 938494 42607 2/22/2021 3/24/2021 340.35 938765 42564 2/24/2021 3/26/2021 8,576.25 938766 42565 2/24/2021 3/26/2021 1,851.00 938767 42572 2/24/2021 3/26/2021 1,363.13 938768 42609 2/24/2021 3/26/2021 570.75 938895 42520 2/25/2021 3/27/2021 3,675.75 938896 42616 2/25/2021 3/27/2021 324.75 939064 42621 2/26/2021 3/28/2021 939.57 Customer Total: (STA035) 126,413.44 77,329.65 49,095.79 -12.00 0.00 0.00 0.00 Customer: Stokes Material Handling Systems Inc / STO011 Contact Person:Accounting Phone:215-340-2200 935178 RET-53617-1 1/20/2021 2/19/2021 28,292.14 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 169 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Stokes Material Handling Systems Inc / STO011 Contact Person:Accounting Phone:215-340-2200 935179 JJG-54663-1 1/20/2021 2/19/2021 2,693.89 935180 GBP-54648-1 1/20/2021 2/19/2021 6,461.25 935181 HSE-54780-1 1/20/2021 2/19/2021 270.83 935182 JJG-54787-1 1/20/2021 2/19/2021 3,155.25 935183 RET-54830-1 1/20/2021 2/19/2021 352.50 935300 CLM-54722-1 1/21/2021 2/20/2021 3,764.06 935301 CLM-54837-2 1/21/2021 2/20/2021 250.50 935302 RET-53735- 5W 1/21/2021 2/20/2021 453.73 935303 GBP-54795-1 1/21/2021 2/20/2021 272.34 935449 JJG-54626-2 1/22/2021 2/21/2021 1,683.00 935587 CLM-54856-1 1/25/2021 2/24/2021 535.50 935715 JJG-54746-1 1/26/2021 2/25/2021 10,523.39 935716 RET-54798-1 1/26/2021 2/25/2021 802.52 935717 JJG-54504-1 1/26/2021 2/25/2021 821.08 935858 JJG-54625-1 1/27/2021 2/26/2021 953.25 935859 JJG-54626-1 1/27/2021 2/26/2021 2,243.20 935860 GBP-54886-1 1/27/2021 2/26/2021 948.52 936008 RET-54596-1 1/28/2021 2/27/2021 9,738.40 936009 RET-54779-1 1/28/2021 2/27/2021 1,523.23 936010 JJG-54787-2 1/28/2021 2/27/2021 501.31 936011 JJG-54717-1 1/28/2021 2/27/2021 6,186.00 936012 CLM-54897-1 1/28/2021 2/27/2021 339.18 936198 JJG-54796-1 1/29/2021 2/28/2021 1,337.72 936199 RET-54840-1 1/29/2021 2/28/2021 7,068.80 936200 HSE-54917-1 1/29/2021 2/28/2021 165.04 936481 CLM-54922-1 2/2/2021 3/4/2021 1,122.13 936482 JJG-54930-1 2/2/2021 3/4/2021 847.35 936602 RET-54713-1 2/3/2021 3/5/2021 1,933.06 936603 JJG-54770-1 2/3/2021 3/5/2021 2,932.12 936604 NWF-54707-1 2/3/2021 3/5/2021 10,713.60 936605 CLM-54868-1 2/3/2021 3/5/2021 4,609.50 936606 CLM-54909-1 2/3/2021 3/5/2021 814.46 936607 RET-54916-1 2/3/2021 3/5/2021 155.40 936608 RET-54913-1 2/3/2021 3/5/2021 430.66 936609 CLM-54944-1 2/3/2021 3/5/2021 694.50 936773 RET-52904-2 2/4/2021 3/6/2021 1,118.72 936774 CLM-54921-1 2/4/2021 3/6/2021 3,682.57 936894 RET-54334-1 2/5/2021 3/7/2021 1,729.70 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 170 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Stokes Material Handling Systems Inc / STO011 Contact Person:Accounting Phone:215-340-2200 936895 GBP-54230-4 2/5/2021 3/7/2021 12,440.10 936896 JJG-54743-1 2/5/2021 3/7/2021 652.50 936897 RET-54279-2 2/5/2021 3/7/2021 1,071.63 937027 RET-54262-1 2/8/2021 3/10/2021 233,795.21 937028 HSE-54870-1 2/8/2021 3/10/2021 531.00 937029 CLM-54969-1 2/8/2021 3/10/2021 279.43 937030 RET-54872-1 2/8/2021 3/10/2021 440.25 937121 RET-54262-2 2/9/2021 3/11/2021 12,535.24 937123 RET-54841-1 2/9/2021 3/11/2021 670.05 937124 RET-54988-1 2/9/2021 3/11/2021 288.95 937271 GBP-54974-1 2/10/2021 3/12/2021 1,327.50 937272 CLM-55007-1 2/10/2021 3/12/2021 185.63 937421 JJG-52972-6 2/11/2021 3/13/2021 419.14 937422 RET-54985-1 2/11/2021 3/13/2021 644.25 937423 JJG-54076-4 2/11/2021 3/13/2021 47.23 937560 CLM-54873-1 2/12/2021 3/14/2021 1,319.23 937561 CLM-53907-1 2/12/2021 3/14/2021 10,808.62 937562 HSE-54893-1 2/12/2021 3/14/2021 2,311.72 937563 JJG-54861-1 2/12/2021 3/14/2021 1,169.97 937564 JJG-55033-1 2/12/2021 3/14/2021 745.64 937565 RET-55025-1 2/12/2021 3/14/2021 364.95 937772 RET-54262-1 2/15/2021 3/17/2021 1,761.57 937773 HSE-54880-1 2/15/2021 3/17/2021 253.07 937774 JJG-55018-1 2/15/2021 3/17/2021 244.50 937775 CLM-55023-1 2/15/2021 3/17/2021 147.75 937776 CLM-55035-1 2/15/2021 3/17/2021 449.06 937777 JJG-54961-1 2/15/2021 3/17/2021 342.42 937778 CLM-55049-1 2/15/2021 3/17/2021 1,884.30 937928 GBP-54230-3 2/16/2021 3/18/2021 31,501.05 937929 NWF-54490-1 2/16/2021 3/18/2021 1,469.98 937931 RET-55060-1 2/16/2021 3/18/2021 356.82 938064 CLM-54808-1 2/17/2021 3/19/2021 13,647.00 938065 GBP-55051-1 2/17/2021 3/19/2021 780.73 938066 JJG-55064-1 2/17/2021 3/19/2021 70.06 938198 JJG-54473-1 2/18/2021 3/20/2021 20,696.00 938199 JJG-55041-1 2/18/2021 3/20/2021 607.48 938200 CLM-55074-1 2/18/2021 3/20/2021 221.86 938201 HSE-55012-1 2/18/2021 3/20/2021 402.00 938355 RET-54338-1 2/19/2021 3/21/2021 9,209.34 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 171 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Stokes Material Handling Systems Inc / STO011 Contact Person:Accounting Phone:215-340-2200 938356 RET-54607-1 2/19/2021 3/21/2021 3,012.75 938357 RET-54279-1 2/19/2021 3/21/2021 6,866.93 938358 RET-54984-1 2/19/2021 3/21/2021 1,641.95 938359 JJG-54938-1 2/19/2021 3/21/2021 12,651.75 938360 RET-55084-1 2/19/2021 3/21/2021 247.93 938361 RET-55088-1 2/19/2021 3/21/2021 124.59 938495 RET-54518-1 2/22/2021 3/24/2021 12,969.75 938496 CLM-54986-1 2/22/2021 3/24/2021 6,590.25 938497 GBP-55096-1 2/22/2021 3/24/2021 70.72 938498 RET-55105-1 2/22/2021 3/24/2021 81.54 938499 JJG-55110-1 2/22/2021 3/24/2021 102.17 938630 JJG-52972-8 2/23/2021 3/25/2021 1,030.21 938631 JJG-55002-1 2/23/2021 3/25/2021 284.62 938632 CLM-55000-1 2/23/2021 3/25/2021 187.31 938769 RET-54566-1 2/24/2021 3/26/2021 4,765.74 938770 NWF-55014-1 2/24/2021 3/26/2021 2,477.73 938771 RET-55123-1 2/24/2021 3/26/2021 204.99 938897 RET-55132-1 2/25/2021 3/27/2021 109.05 938898 GBP-55127-1 2/25/2021 3/27/2021 1,861.50 938899 RET-55133-1 2/25/2021 3/27/2021 94.88 938900 CLM-55135-1 2/25/2021 3/27/2021 202.50 938913 2/26/2021 3/28/2021 4,107.75 939066 RET-54610-1 2/26/2021 3/28/2021 11,188.50 Customer Total: (STO011) 559,088.74 476,323.67 82,765.07 0.00 0.00 0.00 0.00 Customer: Sugar Foods Corporation / SUG002 Contact Person:Yolanda Ochoa Phone:323-727-8290 x406 936483 PO10014109 2/2/2021 3/4/2021 606.32 938777 UR 2/25/2021 2/25/2021 -0.01 Customer Total: (SUG002) 606.31 606.32 -0.01 0.00 0.00 0.00 0.00 Customer: Sun Automation Inc / SUN013 Contact Person:Diane Perkins Phone:480-929-0464 930103 4040889 11/20/2020 12/20/2020 2,548.65 934257 CM 1/12/2021 2/11/2021 -2,514.75 936486 4041543 2/2/2021 3/4/2021 68.25 936487 4041565 2/2/2021 3/4/2021 77.55 936610 4041414 2/3/2021 3/5/2021 4,989.53 936775 4041575 2/4/2021 3/6/2021 193.50 936898 4041592 2/5/2021 3/7/2021 696.75 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 172 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Sun Automation Inc / SUN013 Contact Person:Diane Perkins Phone:480-929-0464 937032 4041613 2/8/2021 3/10/2021 1,892.34 937274 4041630 2/10/2021 3/12/2021 172.50 937425 4041647 2/11/2021 3/13/2021 1,300.50 937568 4041600 2/12/2021 3/14/2021 4,272.36 937780 4041669 2/15/2021 3/17/2021 449.41 938203 4041712 2/18/2021 3/20/2021 72.72 938204 4041710 2/18/2021 3/20/2021 1,167.00 Customer Total: (SUN013) 15,386.31 15,352.41 -2,514.75 0.00 2,548.65 0.00 0.00 Customer: Sunset Orchards / SUN005 Contact Person:Laura Rockland Phone:608.647.4038 918214 CM 9/26/2020 10/26/2020 -1,083.00 Customer Total: (SUN005) -1,083.00 0.00 0.00 0.00 0.00 0.00 -1,083.00 Customer: SunSource Pittsburgh / SUN007 Contact Person:APM Invoices Phone:724-325-1200 929080 F348112 11/10/2020 12/10/2020 135.41 935589 3194420-00 1/25/2021 2/24/2021 1,693.09 935719 3181639-00 1/26/2021 2/25/2021 38,459.68 935720 3194420-00 1/26/2021 2/25/2021 1,036.93 935721 3197192-00 1/26/2021 2/25/2021 858.22 935862 3182368-00 1/27/2021 2/26/2021 10,013.17 935863 3196698-00 1/27/2021 2/26/2021 2,343.31 935864 3198105-00 1/27/2021 2/26/2021 10,547.25 936201 3193192-00 1/29/2021 2/28/2021 12,118.50 936202 3202732-00 1/29/2021 2/28/2021 482.49 936203 3203302-00 1/29/2021 2/28/2021 536.64 936350 3203768-00 2/1/2021 3/3/2021 226.97 936484 3201902-00 2/2/2021 3/4/2021 817.75 936485 3203972-00 2/2/2021 3/4/2021 301.70 937031 3206376-00 2/8/2021 3/10/2021 220.20 937125 3199924-00 2/9/2021 3/11/2021 2,308.06 937126 3200716-00 2/9/2021 3/11/2021 1,077.00 937273 3206950-00 2/10/2021 3/12/2021 706.80 937566 3197459-00 2/12/2021 3/14/2021 1,699.81 937567 3202130-00 2/12/2021 3/14/2021 2,917.96 937779 3209827-00 2/15/2021 3/17/2021 159.03 937932 3207604-00 2/16/2021 3/18/2021 1,107.27 938068 3197470-00 2/17/2021 3/19/2021 21,255.93 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 173 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: SunSource Pittsburgh / SUN007 Contact Person:APM Invoices Phone:724-325-1200 938069 3197459-00 2/17/2021 3/19/2021 5,281.23 938202 3208489-00 2/18/2021 3/20/2021 399.78 938362 3197869-00 2/19/2021 3/21/2021 6,905.31 938363 3201995-00 2/19/2021 3/21/2021 3,964.96 938364 3211084-00 2/19/2021 3/21/2021 186.00 938500 3208513-00 2/22/2021 3/24/2021 4,924.14 938501 3209081-00 2/22/2021 3/24/2021 1,141.44 938502 3209316-00 2/22/2021 3/24/2021 3,126.00 938633 3197869-00 2/23/2021 3/25/2021 20,915.31 938634 3201995-00- RETURN 2/23/2021 3/25/2021 24.97 938772 3211127-00 2/24/2021 3/26/2021 665.33 938902 3211342-00 2/25/2021 3/27/2021 817.75 938903 3212067-00 2/25/2021 3/27/2021 230.25 Customer Total: (SUN007) 159,605.64 94,518.58 64,951.65 0.00 135.41 0.00 0.00 Customer: Switchback Group Inc / SWI007 Contact Person:Accounts Payable Phone:330-523-5200 935592 33842 1/25/2021 2/24/2021 4,475.00 936776 33844 2/4/2021 3/6/2021 6,701.00 937275 34113 2/10/2021 3/12/2021 14,679.00 937426 34115 2/11/2021 3/13/2021 13,172.40 Customer Total: (SWI007) 39,027.40 34,552.40 4,475.00 0.00 0.00 0.00 0.00 Customer: Synovos Inc / SYN012 Contact Person:Accounting Phone:570-800-2330 935723 908008655 1/26/2021 2/25/2021 333.00 935865 4816921667A A 1/27/2021 2/26/2021 1,466.58 936013 836032520 1/28/2021 2/27/2021 392.00 936611 334009559 2/3/2021 3/5/2021 2,068.17 937127 4816915823A A 2/9/2021 3/11/2021 2,111.65 937276 E003153339 2/10/2021 3/12/2021 50.57 937427 836032240 2/11/2021 3/13/2021 657.82 937428 4816926713A A 2/11/2021 3/13/2021 5,866.32 938635 836032891 2/23/2021 3/25/2021 166.65 Customer Total: (SYN012) 13,112.76 10,921.18 2,191.58 0.00 0.00 0.00 0.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 174 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Syntegon Packaging Technology / SYN037 Contact Person:Accounts Payable Phone:844-267-2462 930508 UR 11/27/2020 11/27/2020 -1,950.00 932304 313813 12/16/2020 2/14/2021 4,089.15 933081 UR 12/23/2020 12/23/2020 -4,007.37 936032 CM 313598 1/29/2021 3/30/2021 -311.50 936204 315205 1/29/2021 3/30/2021 481.53 Customer Total: (SYN037) -1,698.19 170.03 4,089.15 0.00 -4,007.37 -1,950.00 0.00 Customer: Tasty Brands / TAS016 Contact Person: Phone:516-938-4588 893360 CM 9/24/2019 10/24/2019 -171.72 Customer Total: (TAS016) -171.72 0.00 0.00 0.00 0.00 0.00 -171.72 Customer: Taylor Fresh Foods, Inc / TAY005 Contact Person:Accounts Payable Phone:401-372-9043 938504 PO-21-000665 2/22/2021 3/24/2021 2,588.98 Customer Total: (TAY005) 2,588.98 2,588.98 0.00 0.00 0.00 0.00 0.00 Customer: Taylor Material Handling & Conveyor / TAY002 Contact Person:Pauline Walker Phone:419-867-3560 x4 934244 7199-1 1/11/2021 2/10/2021 247.87 937781 7225-1 2/15/2021 3/17/2021 3,150.75 Customer Total: (TAY002) 3,398.62 3,150.75 247.87 0.00 0.00 0.00 0.00 Customer: Technimark Reynosa LLC / TEC099 Contact Person: Phone: 933330 UR 12/30/2020 12/30/2020 -2,192.00 Customer Total: (TEC099) -2,192.00 0.00 0.00 -2,192.00 0.00 0.00 0.00 Customer: Tekfor USA / TEK008 Contact Person:Accounts Payable Phone:330-202-7420 936353 80112 2/1/2021 3/3/2021 2,538.32 937934 80380 2/16/2021 3/18/2021 878.14 Customer Total: (TEK008) 3,416.46 3,416.46 0.00 0.00 0.00 0.00 0.00 Customer: Tension Packaging and Automation / TEN028 Contact Person: Phone:816-471-3800 932305 8295 // COCR 12/16/2020 1/30/2021 6,820.00 934008 9088 1/7/2021 2/21/2021 785.70 935453 9101 1/22/2021 3/8/2021 882.00 936224 1/30/2021 3/16/2021 323.00 937935 9152 2/16/2021 4/2/2021 315.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 175 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Tension Packaging and Automation / TEN028 Contact Person: Phone:816-471-3800 938782 2/25/2021 4/11/2021 548.00 938943 2/26/2021 4/12/2021 4,000.00 Customer Total: (TEN028) 13,673.70 6,068.00 7,605.70 0.00 0.00 0.00 0.00 Customer: Test & Controls International / TES008 Contact Person:Teri Adams Phone:502-266-7099 x111 936899 200812-6640 2/5/2021 3/7/2021 9,023.39 Customer Total: (TES008) 9,023.39 9,023.39 0.00 0.00 0.00 0.00 0.00 Customer: Tetra Pak Inc / TET003 Contact Person:Accounts Payable Phone:940-565-8800 937128 921376277 2/9/2021 3/11/2021 1,305.90 937277 921404475 2/10/2021 3/12/2021 123.70 938205 921396480 2/18/2021 3/20/2021 818.71 Customer Total: (TET003) 2,248.31 2,248.31 0.00 0.00 0.00 0.00 0.00 Customer: Thomas Conveyor & Equipment / THO002 Contact Person:L Todd Phone:708-449-2100 936014 P26983 1/28/2021 2/27/2021 154.10 936777 P26917 2/4/2021 3/6/2021 2,123.45 Customer Total: (THO002) 2,277.55 2,123.45 154.10 0.00 0.00 0.00 0.00 Customer: Thomas Erie Inc / THO003 Contact Person:Accounting Phone:814-774-5661 936015 056377-00 1/28/2021 2/27/2021 680.99 Customer Total: (THO003) 680.99 0.00 680.99 0.00 0.00 0.00 0.00 Customer: Thornel Associates Inc. / THO011 Contact Person:Doreen Kroll Phone:630.968.9911 X210 935305 104994 1/21/2021 2/20/2021 7,357.50 936207 105040 1/29/2021 2/28/2021 300.00 Customer Total: (THO011) 7,657.50 300.00 7,357.50 0.00 0.00 0.00 0.00 Customer: Tishma Technologies LLC / TIS001 Contact Person:APM Invoices Phone:847-884-1805 924898 CM 0015993-00 9/30/2020 11/14/2020 -262.08 Customer Total: (TIS001) -262.08 0.00 0.00 0.00 0.00 -262.08 0.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 176 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Tool Systems Inc dba TSI Solutions / TOO026 Contact Person:Accounts Payable Phone:770-879-3500 936612 2161968D 2/3/2021 3/5/2021 570.91 936778 2162092D 2/4/2021 3/6/2021 840.43 937033 2161637D 2/8/2021 3/10/2021 4,527.18 937130 2162149D 2/9/2021 3/11/2021 911.70 937429 2161638D 2/11/2021 3/13/2021 4,255.09 937430 2161644D 2/11/2021 3/13/2021 13,570.47 937431 2161972D 2/11/2021 3/13/2021 928.70 937432 2162245D 2/11/2021 3/13/2021 234.49 937783 2162245D 2/15/2021 3/17/2021 57.62 937937 2162403D 2/16/2021 3/18/2021 378.52 938207 2162101D 2/18/2021 3/20/2021 7,017.21 938365 2161967D 2/19/2021 3/21/2021 10,152.86 938773 2162101D 2/24/2021 3/26/2021 205.96 938904 2162362D 2/25/2021 3/27/2021 5,221.72 Customer Total: (TOO026) 48,872.86 48,872.86 0.00 0.00 0.00 0.00 0.00 Customer: Trenton Pressing LLC / TRE023 Contact Person:Lupe Watkins Phone:706-657-2130 934011 TP010818 1/7/2021 2/21/2021 6,614.27 937034 TP011160 2/8/2021 3/25/2021 231.02 Customer Total: (TRE023) 6,845.29 231.02 6,614.27 0.00 0.00 0.00 0.00 Customer: Triple H Specialty Co Inc / TRI088 Contact Person:Lindsey Terry Phone:912-375-7723 934905 427249 1/18/2021 2/17/2021 13,592.12 936613 432013 2/3/2021 3/5/2021 132.60 938208 432855 2/18/2021 3/20/2021 324.63 938636 432135 2/23/2021 3/25/2021 11,774.20 Customer Total: (TRI088) 25,823.55 12,231.43 13,592.12 0.00 0.00 0.00 0.00 Customer: Tweed Inc. / TWE004 Contact Person:Accounts Payable Phone:855-558-9333 935594 P046163 1/25/2021 3/11/2021 22,868.74 Customer Total: (TWE004) 22,868.74 22,868.74 0.00 0.00 0.00 0.00 0.00 Customer: Tyson Foods Inc / TYS006 Contact Person:APM Invoices Phone:479-290-4000 937433 4520578776 2/11/2021 3/13/2021 449.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 177 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Tyson Foods Inc / TYS006 Contact Person:APM Invoices Phone:479-290-4000 937784 4520583709 2/15/2021 3/17/2021 56.90 Customer Total: (TYS006) 505.90 505.90 0.00 0.00 0.00 0.00 0.00 Customer: Ultra Tech Machinery Inc / ULT012 Contact Person:APM Invoices Phone:330-929-5544 907285 CM 3/3/2020 4/17/2020 -2,012.00 Customer Total: (ULT012) -2,012.00 0.00 0.00 0.00 0.00 0.00 -2,012.00 Customer: United Pulse Trading dba AGT Foods / UNI019 Contact Person:APM Invoices Phone:701.839.7530 937785 17175 2/15/2021 3/17/2021 4,481.22 Customer Total: (UNI019) 4,481.22 4,481.22 0.00 0.00 0.00 0.00 0.00 Customer: Universal Metal Products / UNI114 Contact Person:Cindy Rossman Phone:440-943-3040 X207 935595 1037347-00 1/25/2021 2/24/2021 955.81 Customer Total: (UNI114) 955.81 0.00 955.81 0.00 0.00 0.00 0.00 Customer: Urban Farmer LLC / URB008 Contact Person:Accounting Phone:815-468-7200 902272 UR 1/9/2020 1/9/2020 -84.83 935189 B2107 1/20/2021 2/19/2021 155.49 937278 B2160 2/10/2021 3/12/2021 48.06 938637 B2178 2/23/2021 3/25/2021 1,114.14 938774 B2160-1 2/24/2021 3/26/2021 106.05 Customer Total: (URB008) 1,338.91 1,268.25 155.49 0.00 0.00 0.00 -84.83 Customer: Vallen Distribution Inc / VAL047 Contact Person:APM Invoices Phone:678-746-2400 881926 UR 5/15/2019 5/15/2019 -594.00 935454 3039873 1/22/2021 2/21/2021 202.85 937035 3060559 2/8/2021 3/10/2021 299.30 Customer Total: (VAL047) -91.85 299.30 202.85 0.00 0.00 0.00 -594.00 Customer: Vention Inc. / VEN003 Contact Person:Michelle Mathieu Phone:800-940-3617 936045 CM VE-20201124- Dorner-01 1/29/2021 2/28/2021 -1,416.58 936046 VE-20201124- Dorner-01 1/29/2021 2/28/2021 1,332.63 936047 CM VE-20200923- Dorner-01 1/29/2021 2/28/2021 -3,297.49 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 178 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Vention Inc. / VEN003 Contact Person:Michelle Mathieu Phone:800-940-3617 936048 VE-20200923- Dorner-01 1/29/2021 2/28/2021 3,103.52 936900 VE-20210126- Dorner01 Rev 0 2/5/2021 3/7/2021 2,120.45 936901 VE-20210125- Dorner-01 Rev 0 2/5/2021 3/7/2021 1,476.96 937279 VE-20210204- 03 2/10/2021 3/12/2021 1,060.35 937938 VE-20210204- Dorner-01 2/16/2021 3/18/2021 2,478.63 938209 VE-20210216- 07 2/18/2021 3/20/2021 88.50 Customer Total: (VEN003) 6,946.97 6,946.97 0.00 0.00 0.00 0.00 0.00 Customer: Veritiv - Indianapolis / VER037 Contact Person:APM Invoices Phone:904-348-8100 936208 68044100 1/29/2021 2/28/2021 485.00 Customer Total: (VER037) 485.00 485.00 0.00 0.00 0.00 0.00 0.00 Customer: Viking Plastic Packaging Inc / VIK003 Contact Person:Accounts Payable Phone:651-452-7272 938071 0099118 2/17/2021 3/19/2021 1,634.17 938072 0099242 2/17/2021 3/19/2021 772.52 938918 CM 2/26/2021 3/28/2021 -673.60 Customer Total: (VIK003) 1,733.09 1,733.09 0.00 0.00 0.00 0.00 0.00 Customer: Vita Food Products Inc / VIT001 Contact Person:Accounts Payable Phone:312-738-4500 937434 RK001679 2/11/2021 3/13/2021 49.58 Customer Total: (VIT001) 49.58 49.58 0.00 0.00 0.00 0.00 0.00 Customer: Wecon Systems Ltd / WEC002 Contact Person:APM Invoices Phone:905-624-6499 907283 CM 3/3/2020 4/2/2020 -373.57 933875 023934-27173 1/6/2021 2/20/2021 851.89 934507 023804-27031 1/13/2021 2/27/2021 8,598.00 934765 023976-27209 1/15/2021 3/1/2021 241.39 935052 023957-27193 1/19/2021 3/5/2021 3,948.02 935053 023964-27196 1/19/2021 3/5/2021 13,760.17 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 179 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Wecon Systems Ltd / WEC002 Contact Person:APM Invoices Phone:905-624-6499 935307 023994-27224 1/21/2021 3/7/2021 854.70 936017 023869-27087 1/28/2021 3/14/2021 5,504.25 936356 023937-27177 2/1/2021 3/18/2021 4,370.34 936357 024030-27252 2/1/2021 3/18/2021 262.50 936615 024049-27259 2/3/2021 3/20/2021 176.25 937280 024074-27276 2/10/2021 3/27/2021 139.73 937570 023937-27177 2/12/2021 3/29/2021 263.06 937571 024079-27284 2/12/2021 3/29/2021 132.00 937572 024080-27285 2/12/2021 3/29/2021 431.89 937939 024054-27261 2/16/2021 4/2/2021 3,744.00 938505 024082-27287 2/22/2021 4/8/2021 1,599.00 938638 024077-27281 2/23/2021 4/9/2021 7,488.00 938781 023937-27177 2/25/2021 4/11/2021 10,390.00 938905 024131-27323 2/25/2021 4/11/2021 991.50 939067 024130-27322 2/26/2021 4/12/2021 1,720.20 Customer Total: (WEC002) 65,093.32 56,017.00 9,449.89 0.00 0.00 0.00 -373.57 Customer: Wepco Incorporated / WEP001 Contact Person:Accounts Payable Phone:570-655-5951 894169 UR 10/1/2019 10/1/2019 -105.28 937436 PO-0051025 2/11/2021 3/13/2021 676.60 938506 PO-0051067 2/22/2021 3/24/2021 722.76 Customer Total: (WEP001) 1,294.08 1,399.36 0.00 0.00 0.00 0.00 -105.28 Customer: Westin Packaged Meats - Fairbury Operation / WES078 Contact Person:Accounts Payable Phone:402-729-3379 934906 41364 1/18/2021 2/17/2021 653.06 936021 CM 1/29/2021 2/28/2021 -636.75 938073 41711 2/17/2021 3/19/2021 204.52 Customer Total: (WES078) 220.83 -432.23 653.06 0.00 0.00 0.00 0.00 Customer: Wolseley Industrial Group / WOL013 Contact Person:Accounts Payable Phone:757-989-2404 934509 A3224-2278 1/13/2021 2/12/2021 383.00 934510 A1383-2523 1/13/2021 2/12/2021 43.20 936617 A3224-2685 2/3/2021 3/5/2021 243.90 Customer Total: (WOL013) 670.10 243.90 426.20 0.00 0.00 0.00 0.00 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 180 of 181 2/27/2021RptUserID:

Invoice Type PO(s) Blck Rem Inv Date Due DateCust. Curr. Current 1-30 31-60 61-90 91-120 Over 120 Customer: Xigent Automation Systems / XIG001 Contact Person:Linda Anderson Phone:740-548-3736 939068 80275 2/26/2021 3/28/2021 5,313.60 Customer Total: (XIG001) 5,313.60 5,313.60 0.00 0.00 0.00 0.00 0.00 Customer: Yamazen Inc. / YAM004 Contact Person:Accounts Payable Phone:847-882-8800 936209 MP-30855 1/29/2021 3/30/2021 7,412.95 937940 MP-30855 2/16/2021 4/17/2021 4,000.85 938775 MP-311118 2/24/2021 4/25/2021 644.70 Customer Total: (YAM004) 12,058.50 12,058.50 0.00 0.00 0.00 0.00 0.00 Customer: Yaskawa America / YAS003 Contact Person:Accounts Payable Phone:847-887-7457 935054 4200386087 1/19/2021 2/18/2021 54.55 935055 4200386097 1/19/2021 2/18/2021 23.99 935056 4200386119 1/19/2021 2/18/2021 452.80 935057 4200386098 1/19/2021 2/18/2021 11.99 Customer Total: (YAS003) 543.33 0.00 543.33 0.00 0.00 0.00 0.00 Customer: Zippo Manufacturing Company / ZIP002 Contact Person:Accounts Payable Phone:814-368-2700 936902 Z-026012 2/5/2021 3/7/2021 213.00 937573 Z-026102 2/12/2021 3/14/2021 112.00 Customer Total: (ZIP002) 325.00 325.00 0.00 0.00 0.00 0.00 0.00 Current 1-30 31-60 61-90 91-120 Over 120 Report Total: 19,740,851.60 12,223,296.90 3,371,805.63 352,518.16 358,533.80 459,244.31 2,975,452.80 **** End of Report **** 6:58:52 pmARAgng:001:00 Sorted By: Customer Name Using Bill To Customer sabrina.mertins Dorner Mfg. Corp. Select By: Invoice Date Aged as of: 2/27/2021 (By Due Date) Currency: (USD/Base Currency.) Aged Receivables Report Date: Page: 181 of 181 2/27/2021RptUserID:

Dorner Manufacturing Prepared by: Reviewed by: Note Receivable SSM AED Account # 00-0000-163000 2/24/2021 2/26/2021 Fiscal 2021 Flexmove (Malaysia) Dorner Europe (Germany) Dorner Holdings Europe Dorner Europe Sautem (Mexico) Sautem (Mexico) - Interest 7.00% per Annum Balance September-20 - 4,522,313.09 118,428.00 235,928.27 710,000.00 4,084.72 5,590,754.08 Borrowing / AR Interest 1,136.07 4,221.10 FX (Gain) Loss Payment / Reversal (1,136.07) (4,484.40) Balance October-20 - 4,522,313.09 118,428.00 235,928.27 710,000.00 3,821.42 5,590,490.78 Borrowing / AR Interest 1,136.07 4,084.93 FX (Gain) Loss Payment / Reversal (11,478.75) Balance November-20 - 4,522,313.09 118,428.00 237,064.34 710,000.00 (3,572.40) 5,584,233.03 Borrowing / AR Interest 1,136.07 4,221.10 FX (Gain) Loss (99.93) Payment / Reversal (2,272.14) (4,761.41) Balance December-20 - 4,522,313.09 118,428.00 235,828.34 710,000.00 (4,112.71) 5,582,456.72 Borrowing / AR Interest 1,136.07 4,221.10 FX (Gain) Loss (58.65) Payment / Reversal (1,136.07) Balance January-21 - 4,522,313.09 118,428.00 235,769.69 710,000.00 108.39 5,586,619.17 Borrowing / AR Interest 1,136.07 3,812.60 FX (Gain) Loss 158.58 Payment / Reversal (1,136.07) (451.53) Balance February-21 - 4,522,313.09 118,428.00 235,928.27 710,000.00 3,469.46 5,590,138.82

Schedule 4.27 Powers of Attorney The Group Companies execute powers of attorney in favor of their tax advisor, Grant Thornton LLP, from time to time in the ordinary course of business.

Schedule 6.1 Conduct of Business None.

Schedule 9.1(i) Payoff Letters 1. Bank of Ireland Loan Collateral 2. Investment Loan Agreement, dated as of July 6, 2017, by and between Dorner GmbH and Deutsche Bank AG.